UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4149
                                   --------

                            Franklin Tax-Free Trust
                            -----------------------
              (Exact name of registrant as specified in charter)

                One Franklin Parkway, San Mateo, CA 94403-1906
             (Address of principal executive offices) (Zip code)

       Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end:  2/28
                          ----

Date of reporting period: 2/29/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.





                                                               FEBRUARY 29, 2004
--------------------------------------------------------------------------------


                                                Franklin Florida Insured
                                                Tax-Free Income Fund

                                                Franklin Insured
                                                Tax-Free Income Fund

                                                Franklin Massachusetts Insured
                                                Tax-Free Income Fund

                                                Franklin Michigan Insured
                                                Tax-Free Income Fund

                                                Franklin Minnesota Insured
                                                Tax-Free Income Fund

                                                Franklin Ohio Insured
                                                Tax-Free Income Fund


--------------------------------------------------------------------------------
             ANNUAL REPORT AND SHAREHOLDER LETTER | TAX-FREE INCOME
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                  FRANKLIN TAX-FREE TRUST              Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.

--------------------------------------------------------------------------------







                                     [LOGO]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.





 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .................   1

SPECIAL FEATURE:
Understanding Your
Tax-Free Income Fund ...............   4


ANNUAL REPORT
Municipal Bond Market
Overview ...........................   7

Investment Strategy and
Manager's Discussion ...............   9

Franklin Florida Insured
Tax-Free Income Fund ...............  10

Franklin Insured Tax-Free
Income Fund ........................  14

Franklin Massachusetts Insured
Tax-Free Income Fund ...............  20

Franklin Michigan Insured
Tax-Free Income Fund ...............  26

Franklin Minnesota Insured
Tax-Free Income Fund ...............  33

Franklin Ohio Insured
Tax-Free Income Fund ...............  39

Financial Highlights and
Statements of Investments ..........  46

Financial Statements ............... 111

Notes to
Financial Statements ............... 120

Independent
Auditors' Report ................... 131

Tax Designation .................... 132

Board Members
and Officers ....................... 133

Proxy Voting Policies
and Procedures ..................... 138

--------------------------------------------------------------------------------

Shareholder Letter

Dear Shareholder:

During the fiscal year ended February 29, 2004, the U.S. economy grew. With benign inflation, improving economic data and positive corporate earnings reports, investors seemed to gain confidence in the stock markets. The Dow Jones Industrial Average reported a 37.20% 12-month gain. In particular, technology stocks rallied strongly, with the Nasdaq Composite Index posting a 52.54% total return for the year ended February 29, 2004. 1

U.S. bond markets, on the other hand, were volatile. The yield on the 10-year Treasury note began the fiscal year at 3.71% and reached a low of 3.13% on June
13. From there, the bond market entered the most rapid sell-off since 1987, and as bond prices fell the yield on the 10-year Treasury rose to 3.99% on February 29, 2004. Many investors sold long-term bonds fearing inflation would climb as the economy improves. Many institutional investors, particularly in the mortgage business, sold large blocks of longer-term Treasury bonds as they adjusted their



1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The Nasdaq Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 3,000 companies.



--------------------------------------------------------------------------------



EDELIVERY DETAILS
Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

                                               Not part of the annual report | 1

--------------------------------------------------------------------------------
  STATEMENT ON CURRENT INDUSTRY ISSUES
  In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc. and our subsidiary companies (Franklin Templeton Investments). You can find the most updated "Statement on Current Industry Issues" and a detailed Q&A at franklintempleton.com, or call us at 1-800/632-2301.
--------------------------------------------------------------------------------






portfolios. Other investors simply reacted negatively to Federal Reserve Board
(Fed) comments about prospects for interest rates and the Fed's potential strategies.

We believe that inflation and its prospects remain tame. Although the economy seems to be growing, we think concerns about inflation may be exaggerated at this point. As long as productivity remains strong, the economy can grow without inordinate inflationary pressures. That happened throughout most of the 1990s, when the economy was very powerful and grew rapidly; yet inflation -- and interest rates -- came down to decades-low levels.

At times of such volatility, we continue to recommend investors consult their financial advisors and review their portfolios to design a strategy and portfolio allocation that meet their individual needs and goals. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

In the enclosed annual report, you will find an overview of the municipal bond market, the manager's investment strategy and a discussion about how we managed funds within Franklin Tax-Free Trust. You can also find specific performance data and financial information about your fund. Please remember that all securities markets move up and down, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.





2 | Not part of the annual report

We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/S/CHARLES B. JOHNSON
Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/S/SHEILA AMOROSO
Sheila Amoroso


/S/RAFAEL R. COSTAS JR.
Rafael R. Costas Jr.

Senior Vice Presidents & Co-Directors
Franklin Municipal Bond Department




THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 29, 2004. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


                                               Not part of the annual report | 3

Special Feature

UNDERSTANDING YOUR TAX-FREE INCOME FUND--
WHAT CAUSES DIVIDENDS AND FUND PRICES TO FLUCTUATE


DID YOU EVER WONDER WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES. EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW, YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.


Q&A

Q. WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the Federal funds target rate (Fed funds rate), which in turn influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate in order to keep inflation in check or to help stimulate the economy. The Fed funds rate is the rate that banks charge other banks for overnight loans.

   Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation.


Q. WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from January 2001 to June 2003. Over the summer of 2003, long-term interest rates rose from historic lows in response to indications of the beginning of an economic recovery.





              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

4 | Not part of the annual report

Q&A


Q. HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices move in the opposite direction of interest rates. So, when interest rates rise, bond prices fall, and conversely, when rates decline, bond prices tend to rise in value.

   When rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds with lower yields. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.



[GRAPHIC OMITTED]



   Generally, tax-free income fund portfolios comprising municipal bonds with longer maturities are more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds. Similarly funds with shorter-term municipal bonds are typically more influenced by short-term rate changes than funds with longer-term municipal bonds.

   But, while tax-free income fund prices will fluctuate with interest rate changes, it's important to remember that price movement is only part of the picture. As a tax-free income fund investor, you also receive monthly tax-free income1, which has historically been the largest component of total return for municipal bonds.2 Total return includes price movement (capital appreciation or depreciation) and income. And since bonds generally pay interest whether prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.


Q. HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline.




1. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Source: Lehman Brothers Municipal Bond Index, 12/31/03. Total return includes compounded income and capital appreciation over the 20-year period ending 12/31/03. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                               Not part of the annual report | 5

Q&A

   Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they are able to pay out higher dividends to shareholders over time.


Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital. 1

   Our straightforward, "plain-vanilla" approach to investing means we do not use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile. Similarly, we do not try to time the market and predict interest rate movements. Instead, we carefully select bonds for our fund portfolios that we believe should provide a high level of stable income until maturity.

   We generally invest in current coupon securities to maximize tax-free income. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our fund portfolios.

   Our tax-free income fund investment strategy cannot eliminate interest rate risk, but it can help to reduce this risk.


Q. HOW DO STATE BUDGET DEFICITS AND CREDIT RATING DOWNGRADES AFFECT MY TAX-FREE INCOME FUND?

A. Many states have been facing budget challenges, as the recent economic slowdown has had an impact on virtually every tax-related revenue source. As finances for state governments have deteriorated, independent rating agencies have downgraded debt ratings or issued negative outlooks for some states' general obligation debt. Rating downgrades may lead to increased price volatility for certain fund holdings over the short term. However, over the long term, because of our income-focused strategy, lower-rated bonds may also present an attractive investment opportunity. Lower ratings on state debt can translate into higher yields paid to bondholders and potentially higher dividends to shareholders over time.


Q. WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. It's important to remember the reasons to own tax-free income funds don't change when market conditions change. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.



         [LOGO]
FRANKLIN[R] TEMPLETON[R]
       INVESTMENTS


6 | Not part of the annual report

Annual Report


Municipal Bond Market Overview



During the fiscal year ended February 29, 2004, the municipal bond market received support from investors, resulting in a broad-based municipal bond price increase. Consequently, the Lehman Brothers Municipal Bond Index rose 6.30% for the 12-month period.1 Several factors contributed to bond market strength. Rising unemployment, excess production capacity, the Federal Reserve Board's (the Fed's) decision to lower the federal funds target rate to 1.00% in June 2003, and many foreign governments' strong demand for Treasury bonds each played a role in driving fixed income prices higher. Persistently low inflation was also important because it can reassure fixed income investors that the value of their cash flow is more likely to retain its purchasing power. Inflation as measured by the Consumer Price Index (CPI) rose a modest 1.93% for the 12 months under review.

Bond prices and borrowing rates for issuers are generally inversely related; thus borrowing costs for most municipalities declined during the period under review. According to Municipal Market Data, the yield for 30-year AAA bonds declined from 4.71% at the beginning of the year under review to 4.44% on February 29, 2004.2 Declining yields provided some municipalities with the opportunity to refinance their outstanding debt at lower interest rates. During calendar year 2003, municipalities issued $94 billion of bonds to refund their outstanding debt. Refunding debt combined with new-issue bonds totaled $384 billion in 2003, surpassing the $358 billion record set in 2002.3

Another trend in the municipal bond market was greater short-term borrowing, largely because of the need to smooth annual revenues and fill budget gaps, and the unusually wide spread between short- and long-term rates. In 2003 municipal note issuance reached the second-highest level of the past decade. Despite the abundance of short-term notes, the difference between short- and long-term rates, illustrated by the yield curve, was wider on average for the year ended February 29, 2004, than for the 10 prior years. Although the yield curve was steep, which can reflect fear of rising rates on the long end, long-term interest rates remained near four-decade lows during the year under review.





1. Source: Standard & Poors Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.

2. Source: Thomson Financial.

3. Source: THE BOND BUYER online, www.bondbuyer.com, "A Decade of Municipal Bond Finance," 3/4/04.



                                                               Annual Report | 7

The path toward higher municipal bond prices was unsteady at times during the year under review as significant events affected the market. Globally, triumphs and setbacks in Iraq and the Middle East, tension with North Korea, outbreaks of contagious diseases, and worldwide terrorist activity made headlines. Domestically, changing tax policies, burgeoning budget deficits, dollar devaluation, national health care reform, and several financial scandals were prominent news stories over the past 12 months. Such events seemed to be reflected in the Lehman Brothers Municipal Bond Index's volatility. The index returned 4.13% between February 28 and June 15, 2003, then fell 4.80% from June 15 through August 15, and rose 7.22% from August 15 through fiscal year-end.1 The municipal bond market, however, experienced less volatility than the 10-year Treasury bond or the Standard & Poor's 500 Composite Index (S&P 500).4

Many states coped with financial challenges and budget deficits during the year under review. According to the Center on Budget and Policy Priorities, a non-partisan organization that researches and analyzes a range of government policies and programs, in January 2003 the projected budget shortfall for fiscal year 2004 for all states totaled between $70 billion and $85 billion. However, in January 2004, Moody's Investors Service, an independent credit rating agency, released a report entitled "State Credit Cycle Approaches the Bottom; Lessons from the Early 1990s," which cited several factors that Moody's suggests could contribute to eventual restoration of fiscal balance. Even with large budgetary swings, overall municipal debt credit quality remained high, which resulted in Moody's credit upgrades surpassing downgrades by 415 to 306 for 2003.



4. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


8 | Annual Report

Investment Strategy and
Manager's Discussion



We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolios become well diversified with a broad range of coupons, calls and maturities. This broad diversification helps stabilize Fund share prices. We generally stay fully invested to support income distribution.

The record amount of new issuance nationally during the Funds' fiscal year provided us with ample opportunity to keep the portfolios fully invested, improve the structure of existing portfolios, or execute tax losses. The mixture of our value-oriented philosophy of investing primarily for income, a large supply of municipal bonds, and a steep yield curve favored the use of longer-term bonds within the parameters of each specific fund. Consequently, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.





                                                               Annual Report | 9

Franklin Florida Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Florida Insured Tax-Free Income Fund seeks to provide high, current income exempt from federal income tax through a portfolio consisting mainly of insured Florida municipal securities.1, 2 In addition, the Fund's shares are free from Florida's annual intangibles tax.



PORTFOLIO BREAKDOWN
Franklin Florida Insured
Tax-Free Income Fund
2/29/04

---------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
---------------------------------------
  Utilities*                    27.0%
---------------------------------------
  Other Revenue                 20.7%
---------------------------------------
  Subject to Government
   Appropriations               13.4%
---------------------------------------
  Tax-Supported                 12.0%
---------------------------------------
  Prerefunded                    7.3%
---------------------------------------
  Transportation                 6.9%
---------------------------------------
  Housing                        5.3%
---------------------------------------
  Higher Education               4.8%
---------------------------------------
  General Obligation             1.4%
---------------------------------------
  Hospital & Health Care         1.2%
---------------------------------------
*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.




We are pleased to bring you Franklin Florida Insured Tax-Free Income Fund's annual report, covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $10.76 on February 28, 2003, to $10.97 on February 29, 2004. The Fund's Class A shares paid dividends totaling 45.15 cents per share for the Fund's fiscal year.3 The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.98%. An investor in the 2004 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.12% from a taxable investment to match the Fund's Class A tax-free distribution rate.


STATE UPDATE

Florida's economy performed reasonably well given the state's significant tourism sector. Although the unemployment rate increased to 4.6% in February 2004, from a low of 3.8% in 2000, it remained below the 5.6% national rate.4 Unemployment was less cyclical than in prior economic downturns, and was relatively stable throughout 2003. Labor force gains continued, and employment




1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

3. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

4. Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 47.



10 | Annual Report
growth resumed at a more normal pace. The state's service-based economy continued to outpace the national economy as measured by employment, population and gross state product, and the state appeared to have solid long-term growth prospects.

Florida's revenue base, dominated by sales tax receipts, remained relatively stable, in contrast to most other states. Unlike much of the nation, the state ended fiscal year 2003 with a surplus and a fully funded budget stabilization reserve, which is also expected to be the case in fiscal year 2004. The state did not appropriate $948 million of federal aid monies, and those funds are now included in the working capital fund.5 Combined reserves are projected to total $2.3 billion in June 2004, and monthly reports indicated that overall general fund revenues performed close to estimates.5 However, the state's tax-supported debt grew significantly over the past decade, and totaled $16 billion, which represented an above-national-average $1,001 per capita and 3.4% of personal income. 5

Florida's strong and growing financial reserve levels, stable revenue performance, and service-based economy supported the state's AA+ credit rating from Standard & Poor's, an independent credit rating agency.6 The outlook for the state is stable, based on Florida's strong track record of active budget management and solid budgetary reserves. However, the state may face challenges managing the budget given recently approved constitutional amendments regarding education spending.


MANAGER'S DISCUSSION

We used various strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your participation in Franklin Florida Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


DIVIDEND DISTRIBUTIONS 3
Franklin Florida Insured
Tax-Free Income Fund - Class A
3/1/03-2/29/04

--------------------------------------
  MONTH           DIVIDEND PER SHARE
--------------------------------------
  March                   3.75 cents
--------------------------------------
  April                   3.75 cents
--------------------------------------
  May                     3.75 cents
--------------------------------------
  June                    3.75 cents
--------------------------------------
  July                    3.75 cents
--------------------------------------
  August                  3.75 cents
--------------------------------------
  September               3.75 cents
--------------------------------------
  October                 3.75 cents
--------------------------------------
  November                3.75 cents
--------------------------------------
  December                3.80 cents
--------------------------------------
  January                 3.80 cents
--------------------------------------
  February                3.80 cents
--------------------------------------
  TOTAL                  45.15 CENTS
--------------------------------------


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

5. Source: Standard & Poor's, "Summary: Florida; Tax-Secured, General Obligation," RATINGSDIRECT, 11/26/03.

6. This does not indicate Standard & Poor's rating of the Fund.



                                                              Annual Report | 11

Performance Summary as of 2/29/04

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------
CLASS A                                                 CHANGE     2/29/04  2/28/03
------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.21      $10.97   $10.76
------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
------------------------------------------------------------------------------------
  Dividend Income                       $0.4515
------------------------------------------------------------------------------------


PERFORMANCE
------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR      5-YEAR  10-YEAR
------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +6.29%     +30.93%  +78.46%
------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +1.75%      +4.62%   +5.50%
------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                    +1.19%      +4.51%   +6.17%
------------------------------------------------------------------------------------
     Distribution Rate 4                         3.98%
------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.12%
------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.12%
------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.80%
------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



12  | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/31/94-2/29/04)

                                  [LINE CHART]
                                  PLOTS POINTS:

               Franklin Florida Insured      Lehman Brothers Municipal
               Tax-Free Income Fund          Bond Index 7                      CPI 7
3/1/94         $9,572                        $10,000                           $10,000
3/31/94        $8,961                        $9,593                            $10,034
4/30/94        $9,031                        $9,674                            $10,048
5/31/94        $9,094                        $9,758                            $10,055
6/30/94        $9,009                        $9,698                            $10,089
7/31/94        $9,273                        $9,876                            $10,116
8/31/94        $9,211                        $9,910                            $10,157
9/30/94        $9,020                        $9,765                            $10,184
10/31/94       $8,720                        $9,592                            $10,191
11/30/94       $8,514                        $9,418                            $10,204
12/31/94       $8,856                        $9,625                            $10,204
1/31/95        $9,242                        $9,900                            $10,245
2/28/95        $9,593                        $10,188                           $10,286
3/31/95        $9,682                        $10,305                           $10,320
4/30/95        $9,692                        $10,318                           $10,354
5/31/95        $10,054                       $10,647                           $10,375
6/30/95        $9,906                        $10,554                           $10,395
7/31/95        $9,973                        $10,654                           $10,395
8/31/95        $10,099                       $10,789                           $10,423
9/30/95        $10,175                       $10,857                           $10,443
10/31/95       $10,369                       $11,015                           $10,477
11/30/95       $10,591                       $11,198                           $10,470
12/31/95       $10,740                       $11,305                           $10,464
1/31/96        $10,766                       $11,391                           $10,525
2/29/96        $10,644                       $11,314                           $10,559
3/31/96        $10,913                       $11,169                           $10,613
4/30/96        $10,866                       $11,138                           $10,654
5/31/96        $10,875                       $11,133                           $10,675
6/30/96        $11,028                       $11,255                           $10,682
7/31/96        $11,144                       $11,357                           $10,702
8/31/96        $11,128                       $11,354                           $10,723
9/30/96        $11,354                       $11,513                           $10,757
10/31/96       $11,447                       $11,643                           $10,791
11/30/96       $11,661                       $11,856                           $10,811
12/31/96       $11,592                       $11,806                           $10,811
1/31/97        $11,074                       $11,828                           $10,845
2/28/97        $11,188                       $11,937                           $10,879
3/31/97        $11,004                       $11,778                           $10,907
4/30/97        $11,118                       $11,876                           $10,920
5/31/97        $11,284                       $12,055                           $10,913
6/30/97        $11,414                       $12,184                           $10,927
7/31/97        $11,793                       $12,521                           $10,941
8/31/97        $11,658                       $12,404                           $10,961
9/30/97        $11,790                       $12,551                           $10,988
10/31/97       $11,902                       $12,632                           $11,016
11/30/97       $11,984                       $12,706                           $11,009
12/31/97       $12,177                       $12,891                           $10,995
1/31/98        $12,311                       $13,024                           $11,016
2/28/98        $12,303                       $13,028                           $11,036
3/31/98        $12,322                       $13,040                           $11,057
4/30/98        $12,286                       $12,981                           $11,077
5/31/98        $12,455                       $13,186                           $11,097
6/30/98        $12,504                       $13,238                           $11,111
7/31/98        $12,561                       $13,271                           $11,125
8/31/98        $12,745                       $13,476                           $11,138
9/30/98        $12,866                       $13,644                           $11,152
10/31/98       $12,886                       $13,644                           $11,179
11/30/98       $12,976                       $13,692                           $11,179
12/31/98       $12,990                       $13,726                           $11,172
1/31/99        $13,104                       $13,890                           $11,200
2/28/99        $13,044                       $13,829                           $11,213
3/31/99        $13,078                       $13,848                           $11,247
4/30/99        $13,091                       $13,883                           $11,329
5/31/99        $13,011                       $13,802                           $11,329
6/30/99        $12,813                       $13,604                           $11,329
7/31/99        $12,835                       $13,653                           $11,363
8/31/99        $12,662                       $13,544                           $11,391
9/30/99        $12,596                       $13,549                           $11,445
10/31/99       $12,376                       $13,403                           $11,466
11/30/99       $12,508                       $13,545                           $11,472
12/31/99       $12,393                       $13,444                           $11,472
1/31/00        $12,327                       $13,386                           $11,506
2/29/00        $12,494                       $13,541                           $11,575
3/31/00        $12,844                       $13,837                           $11,670
4/30/00        $12,725                       $13,755                           $11,677
5/31/00        $12,601                       $13,684                           $11,691
6/30/00        $12,995                       $14,046                           $11,752
7/31/00        $13,220                       $14,242                           $11,779
8/31/00        $13,420                       $14,461                           $11,779
9/30/00        $13,296                       $14,386                           $11,840
10/31/00       $13,474                       $14,543                           $11,861
11/30/00       $13,608                       $14,653                           $11,868
12/31/00       $14,023                       $15,015                           $11,861
1/31/01        $14,054                       $15,164                           $11,936
2/28/01        $14,131                       $15,212                           $11,984
3/31/01        $14,257                       $15,348                           $12,011
4/30/01        $14,068                       $15,182                           $12,059
5/31/01        $14,180                       $15,345                           $12,113
6/30/01        $14,286                       $15,448                           $12,134
7/31/01        $14,555                       $15,677                           $12,100
8/31/01        $14,806                       $15,935                           $12,100
9/30/01        $14,744                       $15,882                           $12,154
10/31/01       $14,931                       $16,071                           $12,113
11/30/01       $14,803                       $15,936                           $12,093
12/31/01       $14,649                       $15,785                           $12,045
1/31/02        $14,848                       $16,059                           $12,072
2/28/02        $15,000                       $16,252                           $12,120
3/31/02        $14,727                       $15,934                           $12,188
4/30/02        $14,949                       $16,245                           $12,256
5/31/02        $15,051                       $16,344                           $12,256
6/30/02        $15,159                       $16,516                           $12,263
7/31/02        $15,338                       $16,729                           $12,277
8/31/02        $15,524                       $16,930                           $12,318
9/30/02        $15,947                       $17,301                           $12,338
10/31/02       $15,640                       $17,014                           $12,359
11/30/02       $15,590                       $16,943                           $12,359
12/31/02       $15,918                       $17,301                           $12,331
1/31/03        $15,888                       $17,257                           $12,386
2/28/03        $16,074                       $17,498                           $12,481
3/31/03        $16,121                       $17,509                           $12,556
4/30/03        $16,267                       $17,624                           $12,529
5/31/03        $16,651                       $18,037                           $12,509
6/30/03        $16,603                       $17,960                           $12,522
7/31/03        $15,917                       $17,332                           $12,536
8/31/03        $16,014                       $17,461                           $12,584
9/30/03        $16,426                       $17,975                           $12,624
10/31/03       $16,347                       $17,884                           $12,611
11/30/03       $16,537                       $18,070                           $12,577
12/31/03       $16,681                       $18,220                           $12,563
1/31/04        $16,801                       $18,324                           $12,624
2/29/04        $17,083                       $18,600                           $12,693







ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC CONDITIONS AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns would be lower.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the 3.80 cent per share current monthly dividend and the maximum offering price of $11.46 per share on 2/29/04.

5. Taxable equivalent distribution rate and yield assume the 2004 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.




        Annual Report | Past performance does not guarantee future results. | 13

Franklin Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Insured Tax-Free Income Fund seeks to provide high, current income exempt from federal income tax through a portfolio consisting mainly of insured municipal securities.1, 2



PORTFOLIO BREAKDOWN
Franklin Insured Tax-Free Income Fund
2/29/04

--------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
--------------------------------------
  Hospital & Health Care        17.2%
--------------------------------------
  Utilities                     17.0%
--------------------------------------
  General Obligation            16.6%
--------------------------------------
  Prerefunded                   16.6%
--------------------------------------
  Transportation                13.4%
--------------------------------------
  Subject to Government
   Appropriations                5.6%
--------------------------------------
  Tax-Supported                  5.6%
--------------------------------------
  Higher Education               5.4%
--------------------------------------
  Housing                        1.2%
--------------------------------------
  Other Revenue                  1.1%
--------------------------------------
  Corporate-Backed               0.3%
--------------------------------------


We are pleased to bring you Franklin Insured Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $12.37 on February 28, 2003, to $12.62 on February 29, 2004. The Fund's Class A shares paid dividends totaling 55.46 cents per share for the Fund's fiscal year.3 The Performance Summary beginning on page 16 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.17%, based on an annualization of the current 4.58 cent ($0.0458) per share dividend and the maximum offering price of $13.18 on February 29, 2004. An investor in the 2004 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.42% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decrease slightly, as shown in the dividend distributions table.




1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

3. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 53.


14  | Annual Report

DIVIDEND DISTRIBUTIONS 3
Franklin Insured Tax-Free Income Fund
3/1/03-2/29/04

--------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                                           -------------------------------------
   MONTH                                     CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
   March                                   4.72 cents   4.15 cents   4.20 cents
--------------------------------------------------------------------------------
   April                                   4.72 cents   4.15 cents   4.20 cents
--------------------------------------------------------------------------------
   May                                     4.72 cents   4.15 cents   4.20 cents
--------------------------------------------------------------------------------
   June                                    4.62 cents   4.04 cents   3.96 cents
--------------------------------------------------------------------------------
   July                                    4.62 cents   4.04 cents   3.96 cents
--------------------------------------------------------------------------------
   August                                  4.58 cents   3.98 cents   3.94 cents
--------------------------------------------------------------------------------
   September                               4.58 cents   3.98 cents   3.94 cents
--------------------------------------------------------------------------------
   October                                 4.58 cents   3.98 cents   3.94 cents
--------------------------------------------------------------------------------
   November                                4.58 cents   3.98 cents   3.94 cents
--------------------------------------------------------------------------------
   December                                4.58 cents   4.07 cents   4.03 cents
--------------------------------------------------------------------------------
   January                                 4.58 cents   4.07 cents   4.03 cents
--------------------------------------------------------------------------------
   February                                4.58 cents   4.07 cents   4.03 cents
--------------------------------------------------------------------------------
   TOTAL                                  55.46 CENTS  48.66 CENTS  48.37 CENTS




MANAGER'S DISCUSSION

We used various strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your participation in Franklin Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



                                                              Annual Report | 15

Performance Summary as of 2/29/04

FRANKLIN INSURED TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------
  CLASS A                                            CHANGE    2/29/04     2/28/03
-----------------------------------------------------------------------------------
  Net Asset Value (NAV)                              +$0.25     $12.62      $12.37
-----------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------
  Dividend Income                       $0.5546
-----------------------------------------------------------------------------------
  CLASS B                                            CHANGE    2/29/04     2/28/03
-----------------------------------------------------------------------------------
  Net Asset Value (NAV)                              +$0.25     $12.67      $12.42
-----------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------
  Dividend Income                       $0.4866
-----------------------------------------------------------------------------------
  CLASS C                                            CHANGE    2/29/04     2/28/03
-----------------------------------------------------------------------------------
  Net Asset Value (NAV)                              +$0.25     $12.72      $12.47
-----------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------
  Dividend Income                       $0.4837



16  | Past performance does not guarantee future results. | Annual Report

PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +6.65%           +31.78%          +75.16%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +2.11%            +4.77%           +5.31%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                    +1.44%            +4.63%           +5.62%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.17%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.42%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.25%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.00%
-----------------------------------------------------------------------------------------------------
  CLASS B                                               1-YEAR            3-YEAR   INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +6.04%           +19.52%          +35.37%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +2.04%            +5.23%           +7.32%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                    +1.36%            +4.81%           +7.06%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.80%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      5.84%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 2.84%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.37%
-----------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +5.99%           +28.24%          +62.45%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +4.99%            +5.10%           +5.65%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                    +4.39%           +4.97%            +5.55%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.79%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      5.83%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 2.84%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.37%
-----------------------------------------------------------------------------------------------------



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



        Annual Report | Past performance does not guarantee future results. | 17

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS A                     2/29/04
--------------------------------------
  1-Year                       +2.11%
--------------------------------------
  5-Year                       +4.77%
--------------------------------------
  10-Year                      +5.31%
--------------------------------------

[LINE CHART]
PLOT POINTS:

CLASS A (3/1/94-2/29/04)

                      Franklin Insured              Lehman Brothers Municipal
                      Tax-Free Income Fund          Bond Index 7                    CPI 7
3/1/94                $9,577                        $10,000                         $10,000
3/31/94               $9,273                        $9,593                          $10,034
4/30/94               $9,311                        $9,674                          $10,048
5/31/94               $9,376                        $9,758                          $10,055
6/30/94               $9,342                        $9,698                          $10,089
7/31/94               $9,490                        $9,876                          $10,116
8/31/94               $9,514                        $9,910                          $10,157
9/30/94               $9,427                        $9,765                          $10,184
10/31/94              $9,306                        $9,592                          $10,191
11/30/94              $9,150                        $9,418                          $10,204
12/31/94              $9,334                        $9,625                          $10,204
1/31/95               $9,553                        $9,900                          $10,245
2/28/95               $9,774                        $10,188                         $10,286
3/31/95               $9,859                        $10,305                         $10,320
4/30/95               $9,878                        $10,318                         $10,354
5/31/95               $10,103                       $10,647                         $10,375
6/30/95               $10,054                       $10,554                         $10,395
7/31/95               $10,104                       $10,654                         $10,395
8/31/95               $10,194                       $10,789                         $10,423
9/30/95               $10,242                       $10,857                         $10,443
10/31/95              $10,371                       $11,015                         $10,477
11/30/95              $10,513                       $11,198                         $10,470
12/31/95              $10,604                       $11,305                         $10,464
1/31/96               $10,665                       $11,391                         $10,525
2/29/96               $10,622                       $11,314                         $10,559
3/31/96               $10,515                       $11,169                         $10,613
4/30/96               $10,488                       $11,138                         $10,654
5/31/96               $10,508                       $11,133                         $10,675
6/30/96               $10,609                       $11,255                         $10,682
7/31/96               $10,680                       $11,357                         $10,702
8/31/96               $10,696                       $11,354                         $10,723
9/30/96               $10,828                       $11,513                         $10,757
10/31/96              $10,924                       $11,643                         $10,791
11/30/96              $11,073                       $11,856                         $10,811
12/31/96              $11,047                       $11,806                         $10,811
1/31/97               $11,061                       $11,828                         $10,845
2/28/97               $11,140                       $11,937                         $10,879
3/31/97               $11,037                       $11,778                         $10,907
4/30/97               $11,115                       $11,876                         $10,920
5/31/97               $11,245                       $12,055                         $10,913
6/30/97               $11,345                       $12,184                         $10,927
7/31/97               $11,611                       $12,521                         $10,941
8/31/97               $11,511                       $12,404                         $10,961
9/30/97               $11,630                       $12,551                         $10,988
10/31/97              $11,704                       $12,632                         $11,016
11/30/97              $11,782                       $12,706                         $11,009
12/31/97              $11,944                       $12,891                         $10,995
1/31/98               $12,047                       $13,024                         $11,016
2/28/98               $12,042                       $13,028                         $11,036
3/31/98               $12,070                       $13,040                         $11,057
4/30/98               $12,032                       $12,981                         $11,077
5/31/98               $12,203                       $13,186                         $11,097
6/30/98               $12,262                       $13,238                         $11,111
7/31/98               $12,300                       $13,271                         $11,125
8/31/98               $12,465                       $13,476                         $11,138
9/30/98               $12,606                       $13,644                         $11,152
10/31/98              $12,612                       $13,644                         $11,179
11/30/98              $12,656                       $13,692                         $11,179
12/31/98              $12,669                       $13,726                         $11,172
1/31/99               $12,784                       $13,890                         $11,200
2/28/99               $12,733                       $13,829                         $11,213
3/31/99               $12,774                       $13,848                         $11,247
4/30/99               $12,795                       $13,883                         $11,329
5/31/99               $12,727                       $13,802                         $11,329
6/30/99               $12,563                       $13,604                         $11,329
7/31/99               $12,582                       $13,653                         $11,363
8/31/99               $12,429                       $13,544                         $11,391
9/30/99               $12,406                       $13,549                         $11,445
10/31/99              $12,231                       $13,403                         $11,466
11/30/99              $12,355                       $13,545                         $11,472
12/31/99              $12,237                       $13,444                         $11,472
1/31/00               $12,162                       $13,386                         $11,506
2/29/00               $12,323                       $13,541                         $11,575
3/31/00               $12,619                       $13,837                         $11,670
4/30/00               $12,541                       $13,755                         $11,677
5/31/00               $12,459                       $13,684                         $11,691
6/30/00               $12,782                       $14,046                         $11,752
7/31/00               $12,984                       $14,242                         $11,779
8/31/00               $13,176                       $14,461                         $11,779
9/30/00               $13,083                       $14,386                         $11,840
10/31/00              $13,234                       $14,543                         $11,861
11/30/00              $13,347                       $14,653                         $11,868
12/31/00              $13,707                       $15,015                         $11,861
1/31/01               $13,791                       $15,164                         $11,936
2/28/01               $13,832                       $15,212                         $11,984
3/31/01               $13,939                       $15,348                         $12,011
4/30/01               $13,778                       $15,182                         $12,059
5/31/01               $13,919                       $15,345                         $12,113
6/30/01               $14,032                       $15,448                         $12,134
7/31/01               $14,238                       $15,677                         $12,100
8/31/01               $14,452                       $15,935                         $12,100
9/30/01               $14,385                       $15,882                         $12,154
10/31/01              $14,558                       $16,071                         $12,113
11/30/01              $14,470                       $15,936                         $12,093
12/31/01              $14,339                       $15,785                         $12,045
1/31/02               $14,554                       $16,059                         $12,072
2/28/02               $14,717                       $16,252                         $12,120
3/31/02               $14,458                       $15,934                         $12,188
4/30/02               $14,693                       $16,245                         $12,256
5/31/02               $14,765                       $16,344                         $12,256
6/30/02               $14,891                       $16,516                         $12,263
7/31/02               $15,067                       $16,729                         $12,277
8/31/02               $15,210                       $16,930                         $12,318
9/30/02               $15,544                       $17,301                         $12,338
10/31/02              $15,307                       $17,014                         $12,359
11/30/02              $15,274                       $16,943                         $12,359
12/31/02              $15,578                       $17,301                         $12,331
1/31/03               $15,550                       $17,257                         $12,386
2/28/03               $15,731                       $17,498                         $12,481
3/31/03               $15,784                       $17,509                         $12,556
4/30/03               $15,921                       $17,624                         $12,529
5/31/03               $16,299                       $18,037                         $12,509
6/30/03               $16,256                       $17,960                         $12,522
7/31/03               $15,645                       $17,332                         $12,536
8/31/03               $15,764                       $17,461                         $12,584
9/30/03               $16,179                       $17,975                         $12,624
10/31/03              $16,124                       $17,884                         $12,611
11/30/03              $16,295                       $18,070                         $12,577
12/31/03              $16,428                       $18,220                         $12,563
1/31/04               $16,540                       $18,324                         $12,624
2/29/04               $16,775                       $18,600                         $12,693



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS B                     2/29/04
--------------------------------------
  1-Year                       +2.04%
--------------------------------------
  3-Year                       +5.23%
--------------------------------------
  Since Inception (2/1/00)     +7.32%
--------------------------------------

[LINE CHART]
PLOT POINTS:

CLASS B (2/1/00-2/29/04)

                Franklin Insured Tax-Free     Lehman Brothers Municipal
                Income Fund                   Bond Index 7                   CPI 7
2/1/00          $10,000                       $10,000                        $10,000
2/29/00         $10,131                       $10,116                        $10,059
3/31/00         $10,369                       $10,337                        $10,142
4/30/00         $10,309                       $10,276                        $10,148
5/31/00         $10,237                       $10,223                        $10,160
6/30/00         $10,497                       $10,494                        $10,213
7/31/00         $10,657                       $10,640                        $10,237
8/31/00         $10,810                       $10,804                        $10,237
9/30/00         $10,737                       $10,747                        $10,290
10/31/00        $10,847                       $10,865                        $10,308
11/30/00        $10,943                       $10,947                        $10,314
12/31/00        $11,235                       $11,217                        $10,308
1/31/01         $11,297                       $11,328                        $10,373
2/28/01         $11,327                       $11,364                        $10,415
3/31/01         $11,417                       $11,466                        $10,438
4/30/01         $11,282                       $11,342                        $10,480
5/31/01         $11,391                       $11,464                        $10,527
6/30/01         $11,478                       $11,541                        $10,545
7/31/01         $11,650                       $11,712                        $10,515
8/31/01         $11,819                       $11,905                        $10,515
9/30/01         $11,761                       $11,865                        $10,563
10/31/01        $11,895                       $12,006                        $10,527
11/30/01        $11,819                       $11,905                        $10,509
12/31/01        $11,706                       $11,792                        $10,468
1/31/02         $11,876                       $11,997                        $10,492
2/28/02         $12,003                       $12,141                        $10,533
3/31/02         $11,787                       $11,903                        $10,592
4/30/02         $11,972                       $12,136                        $10,652
5/31/02         $12,034                       $12,210                        $10,652
6/30/02         $12,132                       $12,339                        $10,658
7/31/02         $12,258                       $12,498                        $10,669
8/31/02         $12,379                       $12,648                        $10,705
9/30/02         $12,644                       $12,925                        $10,723
10/31/02        $12,446                       $12,711                        $10,741
11/30/02        $12,415                       $12,658                        $10,741
12/31/02        $12,654                       $12,925                        $10,717
1/31/03         $12,627                       $12,892                        $10,764
2/28/03         $12,768                       $13,072                        $10,847
3/31/03         $12,805                       $13,080                        $10,912
4/30/03         $12,910                       $13,167                        $10,889
5/31/03         $13,209                       $13,475                        $10,871
6/30/03         $13,179                       $13,418                        $10,883
7/31/03         $12,669                       $12,948                        $10,895
8/31/03         $12,759                       $13,045                        $10,936
9/30/03         $13,087                       $13,428                        $10,972
10/31/03        $13,036                       $13,361                        $10,960
11/30/03        $13,168                       $13,500                        $10,930
12/31/03        $13,269                       $13,612                        $10,918
1/31/04         $13,354                       $13,690                        $10,972
2/29/04         $13,337                       $13,896                        $11,031



18  | Past performance does not guarantee future results. | Annual Report

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS C                     2/29/04
--------------------------------------
  1-Year                       +4.99%
--------------------------------------
  5-Year                       +5.10%
--------------------------------------
  Since Inception (5/1/95)     +5.65%
--------------------------------------



[LINE CHART]
PLOT POINTS:

CLASS C (5/1/95-2/29/04)

               Franklin Insured                        Lehman Brothers Municipal
               Tax-Free Income Fund                    Bond Index 7                          CPI 7
5/1/95         $10,000                                 $10,000                               $10,000
5/31/95        $10,238                                 $10,319                               $10,020
6/30/95        $10,192                                 $10,229                               $10,039
7/31/95        $10,238                                 $10,326                               $10,039
8/31/95        $10,324                                 $10,457                               $10,066
9/30/95        $10,376                                 $10,523                               $10,086
10/31/95       $10,501                                 $10,676                               $10,118
11/30/95       $10,630                                 $10,853                               $10,112
12/31/95       $10,725                                 $10,957                               $10,105
1/31/96        $10,780                                 $11,040                               $10,165
2/29/96        $10,733                                 $10,966                               $10,197
3/31/96        $10,620                                 $10,825                               $10,250
4/30/96        $10,597                                 $10,795                               $10,290
5/31/96        $10,612                                 $10,791                               $10,309
6/30/96        $10,708                                 $10,908                               $10,316
7/31/96        $10,784                                 $11,007                               $10,336
8/31/96        $10,788                                 $11,004                               $10,355
9/30/96        $10,916                                 $11,158                               $10,388
10/31/96       $11,007                                 $11,285                               $10,421
11/30/96       $11,151                                 $11,491                               $10,441
12/31/96       $11,118                                 $11,443                               $10,441
1/31/97        $11,127                                 $11,464                               $10,474
2/28/97        $11,210                                 $11,569                               $10,507
3/31/97        $11,092                                 $11,415                               $10,533
4/30/97        $11,173                                 $11,511                               $10,546
5/31/97        $11,297                                 $11,684                               $10,540
6/30/97        $11,392                                 $11,808                               $10,553
7/31/97        $11,653                                 $12,136                               $10,566
8/31/97        $11,548                                 $12,022                               $10,586
9/30/97        $11,660                                 $12,164                               $10,612
10/31/97       $11,729                                 $12,243                               $10,639
11/30/97       $11,800                                 $12,315                               $10,632
12/31/97       $11,967                                 $12,494                               $10,619
1/31/98        $12,054                                 $12,623                               $10,639
2/28/98        $12,053                                 $12,627                               $10,658
3/31/98        $12,065                                 $12,638                               $10,678
4/30/98        $12,021                                 $12,581                               $10,698
5/31/98        $12,195                                 $12,780                               $10,718
6/30/98        $12,247                                 $12,831                               $10,731
7/31/98        $12,279                                 $12,863                               $10,744
8/31/98        $12,437                                 $13,062                               $10,757
9/30/98        $12,572                                 $13,224                               $10,770
10/31/98       $12,572                                 $13,224                               $10,797
11/30/98       $12,609                                 $13,270                               $10,797
12/31/98       $12,616                                 $13,304                               $10,790
1/31/99        $12,724                                 $13,462                               $10,816
2/28/99        $12,668                                 $13,403                               $10,829
3/31/99        $12,701                                 $13,422                               $10,862
4/30/99        $12,716                                 $13,455                               $10,941
5/31/99        $12,644                                 $13,377                               $10,941
6/30/99        $12,476                                 $13,185                               $10,941
7/31/99        $12,489                                 $13,233                               $10,974
8/31/99        $12,342                                 $13,127                               $11,001
9/30/99        $12,304                                 $13,132                               $11,053
10/31/99       $12,115                                 $12,990                               $11,073
11/30/99       $12,243                                 $13,128                               $11,080
12/31/99       $12,121                                 $13,030                               $11,080
1/31/00        $12,041                                 $12,974                               $11,113
2/29/00        $12,196                                 $13,124                               $11,178
3/31/00        $12,481                                 $13,411                               $11,271
4/30/00        $12,399                                 $13,332                               $11,277
5/31/00        $12,313                                 $13,263                               $11,290
6/30/00        $12,625                                 $13,614                               $11,350
7/31/00        $12,816                                 $13,803                               $11,376
8/31/00        $12,998                                 $14,016                               $11,376
9/30/00        $12,913                                 $13,943                               $11,435
10/31/00       $13,044                                 $14,095                               $11,455
11/30/00       $13,149                                 $14,202                               $11,461
12/31/00       $13,508                                 $14,553                               $11,455
1/31/01        $13,571                                 $14,697                               $11,527
2/28/01        $13,605                                 $14,744                               $11,573
3/31/01        $13,714                                 $14,876                               $11,600
4/30/01        $13,551                                 $14,715                               $11,646
5/31/01        $13,670                                 $14,873                               $11,698
6/30/01        $13,774                                 $14,973                               $11,718
7/31/01        $13,979                                 $15,194                               $11,685
8/31/01        $14,180                                 $15,445                               $11,685
9/30/01        $14,109                                 $15,393                               $11,738
10/31/01       $14,270                                 $15,576                               $11,698
11/30/01       $14,179                                 $15,445                               $11,679
12/31/01       $14,044                                 $15,299                               $11,633
1/31/02        $14,259                                 $15,564                               $11,659
2/28/02        $14,399                                 $15,752                               $11,705
3/31/02        $14,141                                 $15,443                               $11,771
4/30/02        $14,363                                 $15,745                               $11,837
5/31/02        $14,438                                 $15,841                               $11,837
6/30/02        $14,555                                 $16,008                               $11,843
7/31/02        $14,706                                 $16,214                               $11,856
8/31/02        $14,850                                 $16,409                               $11,896
9/30/02        $15,168                                 $16,768                               $11,916
10/31/02       $14,932                                 $16,490                               $11,935
11/30/02       $14,894                                 $16,422                               $11,935
12/31/02       $15,182                                 $16,768                               $11,909
1/31/03        $15,148                                 $16,726                               $11,962
2/28/03        $15,330                                 $16,960                               $12,054
3/31/03        $15,362                                 $16,970                               $12,126
4/30/03        $15,488                                 $17,082                               $12,100
5/31/03        $15,846                                 $17,482                               $12,080
6/30/03        $15,810                                 $17,407                               $12,093
7/31/03        $15,199                                 $16,798                               $12,107
8/31/03        $15,307                                 $16,924                               $12,153
9/30/03        $15,711                                 $17,421                               $12,192
10/31/03       $15,650                                 $17,333                               $12,179
11/30/03       $15,808                                 $17,514                               $12,146
12/31/03       $15,928                                 $17,659                               $12,133
1/31/04        $16,029                                 $17,760                               $12,192
2/29/04        $16,245                                 $18,028                               $12,258



ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to no initial sales charge, but subject to 1% CDSC for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/04.

5. Taxable equivalent distribution rate and yield assume the 2004 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.



        Annual Report | Past performance does not guarantee future results. | 19

Franklin Massachusetts Insured
Tax-Free Income Fund


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Massachusetts Insured Tax-Free Income Fund seeks to provide high, current income exempt from federal and Massachusetts state income taxes through a portfolio consisting mainly of insured Massachusetts municipal securities. 1, 2



PORTFOLIO BREAKDOWN
Franklin Massachusetts Insured
Tax-Free Income Fund
2/29/04

---------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
---------------------------------------
  Higher Education              24.5%
---------------------------------------
  Hospital & Health Care        17.8%
---------------------------------------
  General Obligation            14.1%
---------------------------------------
  Transportation                13.5%
---------------------------------------
  Utilities                     11.1%
---------------------------------------
  Other Revenue                 10.4%
---------------------------------------
  Prerefunded                    6.7%
---------------------------------------
  Housing                        1.4%
---------------------------------------
  Subject to Government
   Appropriations                0.5%
---------------------------------------


We are pleased to bring you Franklin Massachusetts Insured Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.91 on February 28, 2003, to $12.11 on February 29, 2004. The Fund's Class A shares paid dividends totaling 51.85 cents per share for the Fund's fiscal year.3 The Performance Summary beginning on page 23 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.08%, based on an annualization of the current 4.30 cent ($0.0430) per share dividend and the maximum offering price of $12.65 on February 29, 2004. An investor in the 2004 maximum combined federal and Massachusetts state personal income tax bracket of 38.25% would need to earn a distribution rate of 6.61% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decrease slightly, as shown in the dividend distributions table.



1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

3. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 72.


20  | Annual Report

COMMONWEALTH UPDATE

While still experiencing the effects of the economic slowdown, Massachusetts showed early signs of stabilization. The commonwealth's diverse economy remained fundamentally sound, and its combination of research laboratories and venture capital has given the commonwealth a leading edge in emerging industries, such as biotechnology, software, communications equipment and surgical instruments. The increasing role of services in the economy is reflected in growth in research labs, computer software, management consulting and other business services, as well as health care.

Fiscal year 2003 closed with a consolidated net surplus of $150 million, which though small, reverses a trend of annual deficits in recent years.4 The surplus resulted largely from actions taken in the second half of fiscal year 2003, when the commonwealth closed a $650 million projected structural imbalance through a combination of $350 million of spending reductions and $300 million in revenue enhancements.4 Expenditure adjustments included reductions in department allotments and local aid, as well as the elimination of local water and sewage rate relief. Revenue enhancements included closing tax loopholes, a tax amnesty program and revising tax fee structures. For the first time since 1997, the balanced fiscal year 2004 budget was adopted before the start of the fiscal year, at nearly the same spending level as fiscal year 2003. The commonwealth reduced its reliance on one-time revenue sources to $551 million in fiscal year 2004, down from roughly $1 billion in fiscal year 2003, and enacted cuts in all major spending categories except Medicaid.4 The approaching balance between ongoing revenue and expenditures creates a stronger position from which the commonwealth should be better suited to weather future fiscal stress.

Massachusetts' general obligation debt is rated AA- by Standard & Poor's, an independent credit rating agency.5 This rating reflects the commonwealth's fundamentally sound economy and decade-long track record of financial discipline and professional management, which was helpful in managing through a difficult economic climate. Despite its many strengths, the commonwealth has a high and growing debt burden, which is above the national average at $2,309 per capita.4 Debt increases in recent years were partly due to the commonwealth's sharing costs of the Central Artery/Tunnel project. Given this debt burden, the slow pace of economic recovery and the significant spending pressure associated with rising Medicaid and pharmacy costs, it is likely that Massachusetts will continue to face fiscal challenges over the near term.



4. Source: Standard & Poor's, "State Review: Massachusetts," RATINGSDIRECT, 2/4/04.

5. This does not indicate Standard & Poor's rating of the Fund.




                                                              Annual Report | 21

DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Insured Tax-Free Income Fund
3/1/03-2/29/04

------------------------------------------------------
                                DIVIDEND PER SHARE
                              ------------------------
   MONTH                        CLASS A      CLASS C
------------------------------------------------------
   March                      4.35 cents   3.81 cents
------------------------------------------------------
   April                      4.35 cents   3.81 cents
------------------------------------------------------
   May                        4.35 cents   3.81 cents
------------------------------------------------------
   June                       4.35 cents   3.76 cents
------------------------------------------------------
   July                       4.35 cents   3.76 cents
------------------------------------------------------
   August                     4.30 cents   3.72 cents
------------------------------------------------------
   September                  4.30 cents   3.72 cents
------------------------------------------------------
   October                    4.30 cents   3.72 cents
------------------------------------------------------
   November                   4.30 cents   3.72 cents
------------------------------------------------------
   December                   4.30 cents   3.77 cents
------------------------------------------------------
   January                    4.30 cents   3.77 cents
------------------------------------------------------
   February                   4.30 cents   3.77 cents
------------------------------------------------------
   TOTAL                     51.85 CENTS  45.14 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


MANAGER'S DISCUSSION

We used various strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your participation in Franklin Massachusetts Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




22  | Annual Report

Performance Summary as of 2/29/04

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.20            $12.11           $11.91
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5185
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.21            $12.19           $11.98
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4514


PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +6.16%           +31.52%          +74.53%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +1.64%            +4.72%           +5.27%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                    +1.30%           +4.65%            +5.62%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.08%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.61%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.18%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.15%
-----------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +5.62%           +28.07%          +61.89%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +4.62%            +5.07%           +5.61%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                    +4.27%            +4.99%           +5.54%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.68%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      5.96%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 2.78%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.50%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



        Annual Report | Past performance does not guarantee future results. | 23

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS A                     2/29/04
--------------------------------------
  1-Year                       +1.64%
--------------------------------------
  5-Year                       +4.72%
--------------------------------------
  10-Year                      +5.27%
--------------------------------------


[LINE CHART]
PLOT POINTS:

CLASS A (3/1/94-2/29/04)

             Franklin Massachusetts Insured     Lehman Brothers Municipal
             Insured Tax-Free Income Fund       Bond Index 7                                 CPI 7
3/1/94       $9,578                             $10,000                                      $10,000
3/31/94      $9,263                             $9,593                                       $10,034
4/30/94      $9,282                             $9,674                                       $10,048
5/31/94      $9,338                             $9,758                                       $10,055
6/30/94      $9,315                             $9,698                                       $10,089
7/31/94      $9,450                             $9,876                                       $10,116
8/31/94      $9,472                             $9,910                                       $10,157
9/30/94      $9,378                             $9,765                                       $10,184
10/31/94     $9,274                             $9,592                                       $10,191
11/30/94     $9,123                             $9,418                                       $10,204
12/31/94     $9,289                             $9,625                                       $10,204
1/31/95      $9,526                             $9,900                                       $10,245
2/28/95      $9,757                             $10,188                                      $10,286
3/31/95      $9,835                             $10,305                                      $10,320
4/30/95      $9,870                             $10,318                                      $10,354
5/31/95      $10,068                            $10,647                                      $10,375
6/30/95      $10,030                            $10,554                                      $10,395
7/31/95      $10,098                            $10,654                                      $10,395
8/31/95      $10,180                            $10,789                                      $10,423
9/30/95      $10,246                            $10,857                                      $10,443
10/31/95     $10,369                            $11,015                                      $10,477
11/30/95     $10,496                            $11,198                                      $10,470
12/31/95     $10,597                            $11,305                                      $10,464
1/31/96      $10,649                            $11,391                                      $10,525
2/29/96      $10,617                            $11,314                                      $10,559
3/31/96      $10,977                            $11,169                                      $10,613
4/30/96      $10,937                            $11,138                                      $10,654
5/31/96      $10,956                            $11,133                                      $10,675
6/30/96      $11,051                            $11,255                                      $10,682
7/31/96      $11,133                            $11,357                                      $10,702
8/31/96      $11,147                            $11,354                                      $10,723
9/30/96      $11,274                            $11,513                                      $10,757
10/31/96     $11,371                            $11,643                                      $10,791
11/30/96     $11,535                            $11,856                                      $10,811
12/31/96     $11,494                            $11,806                                      $10,811
1/31/97      $11,027                            $11,828                                      $10,845
2/28/97      $11,114                            $11,937                                      $10,879
3/31/97      $10,973                            $11,778                                      $10,907
4/30/97      $11,059                            $11,876                                      $10,920
5/31/97      $11,219                            $12,055                                      $10,913
6/30/97      $11,341                            $12,184                                      $10,927
7/31/97      $11,646                            $12,521                                      $10,941
8/31/97      $11,537                            $12,404                                      $10,961
9/30/97      $11,666                            $12,551                                      $10,988
10/31/97     $11,730                            $12,632                                      $11,016
11/30/97     $11,806                            $12,706                                      $11,009
12/31/97     $11,978                            $12,891                                      $10,995
1/31/98      $12,060                            $13,024                                      $11,016
2/28/98      $12,060                            $13,028                                      $11,036
3/31/98      $12,072                            $13,040                                      $11,057
4/30/98      $12,047                            $12,981                                      $11,077
5/31/98      $12,210                            $13,186                                      $11,097
6/30/98      $12,279                            $13,238                                      $11,111
7/31/98      $12,304                            $13,271                                      $11,125
8/31/98      $12,461                            $13,476                                      $11,138
9/30/98      $12,595                            $13,644                                      $11,152
10/31/98     $12,554                            $13,644                                      $11,179
11/30/98     $12,607                            $13,692                                      $11,179
12/31/98     $12,623                            $13,726                                      $11,172
1/31/99      $12,731                            $13,890                                      $11,200
2/28/99      $12,707                            $13,829                                      $11,213
3/31/99      $12,745                            $13,848                                      $11,247
4/30/99      $12,774                            $13,883                                      $11,329
5/31/99      $12,711                            $13,802                                      $11,329
6/30/99      $12,536                            $13,604                                      $11,329
7/31/99      $12,552                            $13,653                                      $11,363
8/31/99      $12,376                            $13,544                                      $11,391
9/30/99      $12,317                            $13,549                                      $11,445
10/31/99     $12,131                            $13,403                                      $11,466
11/30/99     $12,268                            $13,545                                      $11,472
12/31/99     $12,153                            $13,444                                      $11,472
1/31/00      $12,081                            $13,386                                      $11,506
2/29/00      $12,280                            $13,541                                      $11,575
3/31/00      $12,574                            $13,837                                      $11,670
4/30/00      $12,478                            $13,755                                      $11,677
5/31/00      $12,367                            $13,684                                      $11,691
6/30/00      $12,735                            $14,046                                      $11,752
7/31/00      $12,965                            $14,242                                      $11,779
8/31/00      $13,138                            $14,461                                      $11,779
9/30/00      $13,036                            $14,386                                      $11,840
10/31/00     $13,214                            $14,543                                      $11,861
11/30/00     $13,339                            $14,653                                      $11,868
12/31/00     $13,759                            $15,015                                      $11,861
1/31/01      $13,819                            $15,164                                      $11,936
2/28/01      $13,870                            $15,212                                      $11,984
3/31/01      $13,965                            $15,348                                      $12,011
4/30/01      $13,771                            $15,182                                      $12,059
5/31/01      $13,902                            $15,345                                      $12,113
6/30/01      $14,040                            $15,448                                      $12,134
7/31/01      $14,250                            $15,677                                      $12,100
8/31/01      $14,493                            $15,935                                      $12,100
9/30/01      $14,420                            $15,882                                      $12,154
10/31/01     $14,595                            $16,071                                      $12,113
11/30/01     $14,488                            $15,936                                      $12,093
12/31/01     $14,336                            $15,785                                      $12,045
1/31/02      $14,532                            $16,059                                      $12,072
2/28/02      $14,686                            $16,252                                      $12,120
3/31/02      $14,428                            $15,934                                      $12,188
4/30/02      $14,633                            $16,245                                      $12,256
5/31/02      $14,769                            $16,344                                      $12,256
6/30/02      $14,872                            $16,516                                      $12,263
7/31/02      $15,052                            $16,729                                      $12,277
8/31/02      $15,237                            $16,930                                      $12,318
9/30/02      $15,582                            $17,301                                      $12,338
10/31/02     $15,304                            $17,014                                      $12,359
11/30/02     $15,240                            $16,943                                      $12,359
12/31/02     $15,565                            $17,301                                      $12,331
1/31/03      $15,545                            $17,257                                      $12,386
2/28/03      $15,742                            $17,498                                      $12,481
3/31/03      $15,792                            $17,509                                      $12,556
4/30/03      $15,930                            $17,624                                      $12,529
5/31/03      $16,304                            $18,037                                      $12,509
6/30/03      $16,244                            $17,960                                      $12,522
7/31/03      $15,618                            $17,332                                      $12,536
8/31/03      $15,739                            $17,461                                      $12,584
9/30/03      $16,138                            $17,975                                      $12,624
10/31/03     $16,077                            $17,884                                      $12,611
11/30/03     $16,251                            $18,070                                      $12,577
12/31/03     $16,386                            $18,220                                      $12,563
1/31/04      $16,499                            $18,324                                      $12,624
2/29/04      $16,717                            $18,600                                      $12,693


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS C                     2/29/04
--------------------------------------
  1-Year                       +4.62%
--------------------------------------
  5-Year                       +5.07%
--------------------------------------
  Since Inception (5/1/95)     +5.61%
--------------------------------------


[LINE CHART]
PLOT POINTS:

CLASS C (5/1/95-2/29/04)

                        Franklin Massachusetts Insured            Lehman Brothers Municipal
                        Tax-Free Income Fund                      Bond Index 7                              CPI 7
  5/1/95                $10,000                                   $10,000                                   $10,000
  5/31/95               $10,212                                   $10,319                                   $10,020
  6/30/95               $10,177                                   $10,229                                   $10,039
  7/31/95               $10,239                                   $10,326                                   $10,039
  8/31/95               $10,326                                   $10,457                                   $10,066
  9/30/95               $10,378                                   $10,523                                   $10,086
  10/31/95              $10,495                                   $10,676                                   $10,118
  11/30/95              $10,630                                   $10,853                                   $10,112
  12/31/95              $10,726                                   $10,957                                   $10,105
  1/31/96               $10,772                                   $11,040                                   $10,165
  2/29/96               $10,736                                   $10,966                                   $10,197
  3/31/96               $10,725                                   $10,825                                   $10,250
  4/30/96               $10,689                                   $10,795                                   $10,290
  5/31/96               $10,710                                   $10,791                                   $10,309
  6/30/96               $10,790                                   $10,908                                   $10,316
  7/31/96               $10,876                                   $11,007                                   $10,336
  8/31/96               $10,876                                   $11,004                                   $10,355
  9/30/96               $11,006                                   $11,158                                   $10,388
  10/31/96              $11,088                                   $11,285                                   $10,421
  11/30/96              $11,236                                   $11,491                                   $10,441
  12/31/96              $11,197                                   $11,443                                   $10,441
  1/31/97               $11,097                                   $11,464                                   $10,474
  2/28/97               $11,189                                   $11,569                                   $10,507
  3/31/97               $11,043                                   $11,415                                   $10,533
  4/30/97               $11,114                                   $11,511                                   $10,546
  5/31/97               $11,270                                   $11,684                                   $10,540
  6/30/97               $11,397                                   $11,808                                   $10,553
  7/31/97               $11,688                                   $12,136                                   $10,566
  8/31/97               $11,574                                   $12,022                                   $10,586
  9/30/97               $11,707                                   $12,164                                   $10,612
  10/31/97              $11,764                                   $12,243                                   $10,639
  11/30/97              $11,835                                   $12,315                                   $10,632
  12/31/97              $11,990                                   $12,494                                   $10,619
  1/31/98               $12,076                                   $12,623                                   $10,639
  2/28/98               $12,070                                   $12,627                                   $10,658
  3/31/98               $12,076                                   $12,638                                   $10,678
  4/30/98               $12,046                                   $12,581                                   $10,698
  5/31/98               $12,202                                   $12,780                                   $10,718
  6/30/98               $12,266                                   $12,831                                   $10,731
  7/31/98               $12,294                                   $12,863                                   $10,744
  8/31/98               $12,434                                   $13,062                                   $10,757
  9/30/98               $12,561                                   $13,224                                   $10,770
  10/31/98              $12,526                                   $13,224                                   $10,797
  11/30/98              $12,562                                   $13,270                                   $10,797
  12/31/98              $12,583                                   $13,304                                   $10,790
  1/31/99               $12,683                                   $13,462                                   $10,816
  2/28/99               $12,642                                   $13,403                                   $10,829
  3/31/99               $12,684                                   $13,422                                   $10,862
  4/30/99               $12,707                                   $13,455                                   $10,941
  5/31/99               $12,639                                   $13,377                                   $10,941
  6/30/99               $12,460                                   $13,185                                   $10,941
  7/31/99               $12,471                                   $13,233                                   $10,974
  8/31/99               $12,292                                   $13,127                                   $11,001
  9/30/99               $12,215                                   $13,132                                   $11,053
  10/31/99              $12,027                                   $12,990                                   $11,073
  11/30/99              $12,167                                   $13,128                                   $11,080
  12/31/99              $12,048                                   $13,030                                   $11,080
  1/31/00               $11,961                                   $12,974                                   $11,113
  2/29/00               $12,163                                   $13,124                                   $11,178
  3/31/00               $12,446                                   $13,411                                   $11,271
  4/30/00               $12,346                                   $13,332                                   $11,277
  5/31/00               $12,230                                   $13,263                                   $11,290
  6/30/00               $12,585                                   $13,614                                   $11,350
  7/31/00               $12,806                                   $13,803                                   $11,376
  8/31/00               $12,970                                   $14,016                                   $11,376
  9/30/00               $12,866                                   $13,943                                   $11,435
  10/31/00              $13,034                                   $14,095                                   $11,455
  11/30/00              $13,152                                   $14,202                                   $11,461
  12/31/00              $13,570                                   $14,553                                   $11,455
  1/31/01               $13,611                                   $14,697                                   $11,527
  2/28/01               $13,668                                   $14,744                                   $11,573
  3/31/01               $13,754                                   $14,876                                   $11,600
  4/30/01               $13,557                                   $14,715                                   $11,646
  5/31/01               $13,678                                   $14,873                                   $11,698
  6/30/01               $13,794                                   $14,973                                   $11,718
  7/31/01               $14,004                                   $15,194                                   $11,685
  8/31/01               $14,222                                   $15,445                                   $11,685
  9/30/01               $14,158                                   $15,393                                   $11,738
  10/31/01              $14,310                                   $15,576                                   $11,698
  11/30/01              $14,212                                   $15,445                                   $11,679
  12/31/01              $14,045                                   $15,299                                   $11,633
  1/31/02               $14,241                                   $15,564                                   $11,659
  2/28/02               $14,372                                   $15,752                                   $11,705
  3/31/02               $14,115                                   $15,443                                   $11,771
  4/30/02               $14,320                                   $15,745                                   $11,837
  5/31/02               $14,446                                   $15,841                                   $11,837
  6/30/02               $14,541                                   $16,008                                   $11,843
  7/31/02               $14,721                                   $16,214                                   $11,856
  8/31/02               $14,882                                   $16,409                                   $11,896
  9/30/02               $15,221                                   $16,768                                   $11,916
  10/31/02              $14,934                                   $16,490                                   $11,935
  11/30/02              $14,866                                   $16,422                                   $11,935
  12/31/02              $15,173                                   $16,768                                   $11,909
  1/31/03               $15,145                                   $16,726                                   $11,962
  2/28/03               $15,330                                   $16,960                                   $12,054
  3/31/03               $15,370                                   $16,970                                   $12,126
  4/30/03               $15,496                                   $17,082                                   $12,100
  5/31/03               $15,851                                   $17,482                                   $12,080
  6/30/03               $15,797                                   $17,407                                   $12,093
  7/31/03               $15,186                                   $16,798                                   $12,107
  8/31/03               $15,295                                   $16,924                                   $12,153
  9/30/03               $15,673                                   $17,421                                   $12,192
  10/31/03              $15,605                                   $17,333                                   $12,179
  11/30/03              $15,754                                   $17,514                                   $12,146
  12/31/03              $15,889                                   $17,659                                   $12,133
  1/31/04               $15,978                                   $17,760                                   $12,192
  2/29/04               $16,189                                   $18,028                                   $12,258



24  | Past performance does not guarantee future results. | Annual Report

ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC CONDITIONS AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to no initial sales charge, but subject to 1% contingent deferred sales charge for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/04.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Massachusetts state personal income tax bracket of 38.25%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


        Annual Report | Past performance does not guarantee future results. | 25

Franklin Michigan Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Michigan Insured Tax-Free Income Fund seeks to provide high, current income exempt from federal and Michigan state income taxes through a portfolio consisting mainly of insured Michigan municipal securities. 1, 2



PORTFOLIO BREAKDOWN
Franklin Michigan Insured
Tax-Free Income Fund
2/29/04

--------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
--------------------------------------
  General Obligation            27.1%
--------------------------------------
  Prerefunded                   23.7%
--------------------------------------
  Hospital & Health Care        13.7%
--------------------------------------
  Utilities                     13.2%
--------------------------------------
  Transportation                 8.2%
--------------------------------------
  Higher Education               5.4%
--------------------------------------
  Subject to Government
   Appropriations                5.0%
--------------------------------------
  Tax-Supported                  2.0%
--------------------------------------
  Other Revenue                  1.6%
--------------------------------------
  Housing                        0.1%
--------------------------------------



We are pleased to bring you Franklin Michigan Insured Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $12.46 on February 28, 2003, to $12.58 on February 29, 2004. The Fund's Class A shares paid dividends totaling 54.70 cents per share for the Fund's fiscal year.3 The Performance Summary beginning on 29 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.11%, based on an annualization of the current 4.50 cent ($0.0450) per share dividend and the maximum offering price of $13.14 on February 29, 2004. An investor in the 2004 maximum combined federal and Michigan state personal income tax bracket of 37.54% would need to earn a distribution rate of 6.58% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decrease slightly, as shown in the dividend distributions table.


1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 79.


26  | Annual Report

STATE UPDATE

Similar to many other manufacturing-dependent states, Michigan entered the economic decline early and has faced prolonged revenue deterioration. Continued employment losses, coupled with slow income growth, suggest that Michigan may lag the nation in its economic recovery, given reduced demand for automobiles, ongoing market share losses by local automakers and an uncertain near-term outlook for the office furniture industry. Ongoing shortfalls in tax collections, a fiscal year 2004 budget gap that was significantly larger than expected, and the depletion of reserves in the state's budget stabilization fund at fiscal year-end 2003, have all put meaningful fiscal pressure on the state.

Based on these conditions, on November 14, 2003, Moody's Investors Service, an independent credit rating agency, lowered Michigan's long-term general obligation rating from Aaa with a negative outlook to Aa1 with a stable outlook.4 On December 30, 2003, Standard & Poor's, another independent credit rating agency, also lowered its ratings on Michigan's general obligation debt to AA+ from AAA.5 Standard & Poor's removed the ratings from CreditWatch, initiated on November 3, 2003, and assigned a stable outlook to the bonds.

In the face of economic weakness and significant revenue shortfalls, Michigan has made strong and determined efforts to balance its budgets in recent years. Based on the state's history of strong and active fiscal management, Moody's believes state leaders will take the necessary steps to restore structural balance in the near term. Michigan benefits from a number of constitutional and statutory management controls that enhance its effectiveness and control over budgeting and spending. These include a balanced budget requirement, the governor's constitutional line-item veto authority and spending reduction requirements when revenues are lower than estimates. Michigan's combined direct general obligation and appropriation debt burden remained low at $536 per capita and 1.8% of personal income.6 Although only mild economic recovery is anticipated for 2004, Standard & Poor's expects that the state will promptly address any further fiscal imbalances in a prudent manner given its limited liquidity position.


MANAGER'S DISCUSSION

We used various strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.



4. This does not indicate Moody's rating of the Fund.

5. This does not indicate Standard & Poor's rating of the Fund.

6. Source: Standard & Poor's, "Summary: Michigan; Appropriation, Appropriation, Tax Secured, General Obligation," RATINGSDIRECT, 12/30/03.



                                                              Annual Report | 27

DIVIDEND DISTRIBUTIONS*
Franklin Michigan Insured Tax-Free Income Fund
3/1/03-2/29/04

--------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                                           -------------------------------------
   MONTH                                    CLASS A      CLASS B       CLASS C
--------------------------------------------------------------------------------
   March                                   4.70 cents   4.12 cents   4.15 cents
--------------------------------------------------------------------------------
   April                                   4.70 cents   4.12 cents   4.15 cents
--------------------------------------------------------------------------------
   May                                     4.70 cents   4.12 cents   4.15 cents
--------------------------------------------------------------------------------
   June                                    4.55 cents   3.98 cents   3.90 cents
--------------------------------------------------------------------------------
   July                                    4.55 cents   3.98 cents   3.90 cents
--------------------------------------------------------------------------------
   August                                  4.50 cents   3.91 cents   3.86 cents
--------------------------------------------------------------------------------
   September                               4.50 cents   3.91 cents   3.86 cents
--------------------------------------------------------------------------------
   October                                 4.50 cents   3.91 cents   3.86 cents
--------------------------------------------------------------------------------
   November                                4.50 cents   3.91 cents   3.86 cents
--------------------------------------------------------------------------------
   December                                4.50 cents   3.96 cents   3.96 cents
--------------------------------------------------------------------------------
   January                                 4.50 cents   3.96 cents   3.96 cents
--------------------------------------------------------------------------------
   February                                4.50 cents   3.96 cents   3.96 cents
--------------------------------------------------------------------------------
   TOTAL                                  54.70 CENTS  47.84 CENTS  47.57 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.




Thank you for your participation in Franklin Michigan Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.





THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




28  | Annual Report

Performance Summary as of 2/29/04

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.12            $12.58           $12.46
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5470
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0706
--------------------------------------------------------------------------------------------------
  TOTAL                                 $0.6176
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           2/29/04          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.12            $12.63           $12.51
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4784
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0706
--------------------------------------------------------------------------------------------------
  TOTAL                                 $0.5490
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.13            $12.69           $12.56
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4757
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0706
--------------------------------------------------------------------------------------------------
  TOTAL                                 $0.5463
--------------------------------------------------------------------------------------------------

Franklin Michigan Insured Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 7.06 cents ($0.0706) per share in July and December 2003. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).



        Annual Report | Past performance does not guarantee future results. | 29

PERFORMANCE

CLASS A                                                 1-YEAR            5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +6.06%           +31.72%          +76.48%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +1.58%            +4.74%           +5.39%
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                    +0.91%            +4.61%           +5.69%
---------------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.11%
---------------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.58%
---------------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 2.99%
---------------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.79%
---------------------------------------------------------------------------------------------------------------------------
  CLASS B                                               1-YEAR            3-YEAR   INCEPTION (2/1/00)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +5.46%           +19.00%          +33.89%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +1.46%            +5.07%           +7.02%
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                    +0.86%            +4.66%           +6.78%
---------------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.72%
---------------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      5.96%
---------------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 2.58%
---------------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.13%
---------------------------------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR   INCEPTION (5/1/95)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +5.50%           +28.16%          +63.94%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +4.50%            +5.09%           +5.76%
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                    +3.81%            +4.94%           +5.64%
---------------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.71%
---------------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      5.93%
---------------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 2.58%
---------------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.13%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



30 | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

[LINE CHART]
PLOT POINTS:

CLASS A (3/1/94-2/29/04)

                             Franklin Michigan Insured        Lehman Brothers Municipal
                             Tax-Free Income Fund             Bond Index 7                  CPI 7
3/1/94                       $9,577                           $10,000                       $10,000
3/31/94                      $9,274                           $9,593                        $10,034
4/30/94                      $9,334                           $9,674                        $10,048
5/31/94                      $9,381                           $9,758                        $10,055
6/30/94                      $9,345                           $9,698                        $10,089
7/31/94                      $9,485                           $9,876                        $10,116
8/31/94                      $9,509                           $9,910                        $10,157
9/30/94                      $9,403                           $9,765                        $10,184
10/31/94                     $9,280                           $9,592                        $10,191
11/30/94                     $9,129                           $9,418                        $10,204
12/31/94                     $9,315                           $9,625                        $10,204
1/31/95                      $9,529                           $9,900                        $10,245
2/28/95                      $9,761                           $10,188                       $10,286
3/31/95                      $9,846                           $10,305                       $10,320
4/30/95                      $9,864                           $10,318                       $10,354
5/31/95                      $10,098                          $10,647                       $10,375
6/30/95                      $10,038                          $10,554                       $10,395
7/31/95                      $10,096                          $10,654                       $10,395
8/31/95                      $10,186                          $10,789                       $10,423
9/30/95                      $10,242                          $10,857                       $10,443
10/31/95                     $10,371                          $11,015                       $10,477
11/30/95                     $10,522                          $11,198                       $10,470
12/31/95                     $10,603                          $11,305                       $10,464
1/31/96                      $10,672                          $11,391                       $10,525
2/29/96                      $10,625                          $11,314                       $10,559
3/31/96                      $10,972                          $11,169                       $10,613
4/30/96                      $10,961                          $11,138                       $10,654
5/31/96                      $10,953                          $11,133                       $10,675
6/30/96                      $11,071                          $11,255                       $10,682
7/31/96                      $11,160                          $11,357                       $10,702
8/31/96                      $11,147                          $11,354                       $10,723
9/30/96                      $11,300                          $11,513                       $10,757
10/31/96                     $11,396                          $11,643                       $10,791
11/30/96                     $11,584                          $11,856                       $10,811
12/31/96                     $11,538                          $11,806                       $10,811
1/31/97                      $11,054                          $11,828                       $10,845
2/28/97                      $11,141                          $11,937                       $10,879
3/31/97                      $11,007                          $11,778                       $10,907
4/30/97                      $11,083                          $11,876                       $10,920
5/31/97                      $11,231                          $12,055                       $10,913
6/30/97                      $11,329                          $12,184                       $10,927
7/31/97                      $11,607                          $12,521                       $10,941
8/31/97                      $11,494                          $12,404                       $10,961
9/30/97                      $11,612                          $12,551                       $10,988
10/31/97                     $11,688                          $12,632                       $11,016
11/30/97                     $11,756                          $12,706                       $11,009
12/31/97                     $11,953                          $12,891                       $10,995
1/31/98                      $12,055                          $13,024                       $11,016
2/28/98                      $12,076                          $13,028                       $11,036
3/31/98                      $12,080                          $13,040                       $11,057
4/30/98                      $12,058                          $12,981                       $11,077
5/31/98                      $12,227                          $13,186                       $11,097
6/30/98                      $12,309                          $13,238                       $11,111
7/31/98                      $12,345                          $13,271                       $11,125
8/31/98                      $12,499                          $13,476                       $11,138
9/30/98                      $12,649                          $13,644                       $11,152
10/31/98                     $12,653                          $13,644                       $11,179
11/30/98                     $12,706                          $13,692                       $11,179
12/31/98                     $12,726                          $13,726                       $11,172
1/31/99                      $12,841                          $13,890                       $11,200
2/28/99                      $12,829                          $13,829                       $11,213
3/31/99                      $12,869                          $13,848                       $11,247
4/30/99                      $12,888                          $13,883                       $11,329
5/31/99                      $12,819                          $13,802                       $11,329
6/30/99                      $12,662                          $13,604                       $11,329
7/31/99                      $12,692                          $13,653                       $11,363
8/31/99                      $12,557                          $13,544                       $11,391
9/30/99                      $12,533                          $13,549                       $11,445
10/31/99                     $12,410                          $13,403                       $11,466
11/30/99                     $12,523                          $13,545                       $11,472
12/31/99                     $12,437                          $13,444                       $11,472
1/31/00                      $12,381                          $13,386                       $11,506
2/29/00                      $12,498                          $13,541                       $11,575
3/31/00                      $12,761                          $13,837                       $11,670
4/30/00                      $12,693                          $13,755                       $11,677
5/31/00                      $12,634                          $13,684                       $11,691
6/30/00                      $12,956                          $14,046                       $11,752
7/31/00                      $13,135                          $14,242                       $11,779
8/31/00                      $13,326                          $14,461                       $11,779
9/30/00                      $13,254                          $14,386                       $11,840
10/31/00                     $13,383                          $14,543                       $11,861
11/30/00                     $13,473                          $14,653                       $11,868
12/31/00                     $13,811                          $15,015                       $11,861
1/31/01                      $13,905                          $15,164                       $11,936
2/28/01                      $13,969                          $15,212                       $11,984
3/31/01                      $14,099                          $15,348                       $12,011
4/30/01                      $13,973                          $15,182                       $12,059
5/31/01                      $14,102                          $15,345                       $12,113
6/30/01                      $14,189                          $15,448                       $12,134
7/31/01                      $14,393                          $15,677                       $12,100
8/31/01                      $14,594                          $15,935                       $12,100
9/30/01                      $14,550                          $15,882                       $12,154
10/31/01                     $14,720                          $16,071                       $12,113
11/30/01                     $14,608                          $15,936                       $12,093
12/31/01                     $14,477                          $15,785                       $12,045
1/31/02                      $14,729                          $16,059                       $12,072
2/28/02                      $14,867                          $16,252                       $12,120
3/31/02                      $14,584                          $15,934                       $12,188
4/30/02                      $14,846                          $16,245                       $12,256
5/31/02                      $14,918                          $16,344                       $12,256
6/30/02                      $15,044                          $16,516                       $12,263
7/31/02                      $15,233                          $16,729                       $12,277
8/31/02                      $15,389                          $16,930                       $12,318
9/30/02                      $15,710                          $17,301                       $12,338
10/31/02                     $15,509                          $17,014                       $12,359
11/30/02                     $15,464                          $16,943                       $12,359
12/31/02                     $15,780                          $17,301                       $12,331
1/31/03                      $15,751                          $17,257                       $12,386
2/28/03                      $15,932                          $17,498                       $12,481
3/31/03                      $15,972                          $17,509                       $12,556
4/30/03                      $16,097                          $17,624                       $12,529
5/31/03                      $16,477                          $18,037                       $12,509
6/30/03                      $16,421                          $17,960                       $12,522
7/31/03                      $15,844                          $17,332                       $12,536
8/31/03                      $15,938                          $17,461                       $12,584
9/30/03                      $16,315                          $17,975                       $12,624
10/31/03                     $16,271                          $17,884                       $12,611
11/30/03                     $16,442                          $18,070                       $12,577
12/31/03                     $16,562                          $18,220                       $12,563
1/31/04                      $16,675                          $18,324                       $12,624
2/29/04                      $16,902                          $18,600                       $12,693



[LINE CHART]
PLOT POINTS:

CLASS B (2/1/00-2/29/04)

             Franklin Michigan Insured Tax-Free    Lehman Brothers Municipal
             Income Fund                           Bond Index 7                         CPI 7
2/1/00       $10,000                               $10,000                              $10,000
2/29/00      $10,111                               $10,116                              $10,059
3/31/00      $10,309                               $10,337                              $10,142
4/30/00      $10,249                               $10,276                              $10,148
5/31/00      $10,204                               $10,223                              $10,160
6/30/00      $10,459                               $10,494                              $10,213
7/31/00      $10,599                               $10,640                              $10,237
8/31/00      $10,748                               $10,804                              $10,237
9/30/00      $10,694                               $10,747                              $10,290
10/31/00     $10,793                               $10,865                              $10,308
11/30/00     $10,860                               $10,947                              $10,314
12/31/00     $11,127                               $11,217                              $10,308
1/31/01      $11,207                               $11,328                              $10,373
2/28/01      $11,253                               $11,364                              $10,415
3/31/01      $11,342                               $11,466                              $10,438
4/30/01      $11,244                               $11,342                              $10,480
5/31/01      $11,342                               $11,464                              $10,527
6/30/01      $11,408                               $11,541                              $10,545
7/31/01      $11,566                               $11,712                              $10,515
8/31/01      $11,721                               $11,905                              $10,515
9/30/01      $11,691                               $11,865                              $10,563
10/31/01     $11,812                               $12,006                              $10,527
11/30/01     $11,718                               $11,905                              $10,509
12/31/01     $11,607                               $11,792                              $10,468
1/31/02      $11,802                               $11,997                              $10,492
2/28/02      $11,908                               $12,141                              $10,533
3/31/02      $11,677                               $11,903                              $10,592
4/30/02      $11,879                               $12,136                              $10,652
5/31/02      $11,931                               $12,210                              $10,652
6/30/02      $12,026                               $12,339                              $10,658
7/31/02      $12,180                               $12,498                              $10,669
8/31/02      $12,299                               $12,648                              $10,705
9/30/02      $12,549                               $12,925                              $10,723
10/31/02     $12,374                               $12,711                              $10,741
11/30/02     $12,343                               $12,658                              $10,741
12/31/02     $12,587                               $12,925                              $10,717
1/31/03      $12,558                               $12,892                              $10,764
2/28/03      $12,696                               $13,072                              $10,847
3/31/03      $12,722                               $13,080                              $10,912
4/30/03      $12,815                               $13,167                              $10,889
5/31/03      $13,120                               $13,475                              $10,871
6/30/03      $13,068                               $13,418                              $10,883
7/31/03      $12,595                               $12,948                              $10,895
8/31/03      $12,663                               $13,045                              $10,936
9/30/03      $12,956                               $13,428                              $10,972
10/31/03     $12,914                               $13,361                              $10,960
11/30/03     $13,045                               $13,500                              $10,930
12/31/03     $13,134                               $13,612                              $10,918
1/31/04      $13,227                               $13,690                              $10,972
2/29/04      $13,189                               $13,896                              $11,031


        Annual Report | Past performance does not guarantee future results. | 31

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS C                     2/29/04
--------------------------------------
  1-Year                       +4.50%
--------------------------------------
  5-Year                       +5.09%
--------------------------------------
  Since Inception (5/1/95)     +5.76%
--------------------------------------


[LINE CHART]
PLOT POINTS:

CLASS C (5/1/95-2/29/04)

                  Franklin Michigan Insured     Lehman Brothers Municipal
                  Tax-Free Income Fund          Bond Index 7                             CPI 7
5/1/95            $10,000                       $10,000                                  $10,000
5/31/95           $10,258                       $10,319                                  $10,020
6/30/95           $10,201                       $10,229                                  $10,039
7/31/95           $10,254                       $10,326                                  $10,039
8/31/95           $10,340                       $10,457                                  $10,066
9/30/95           $10,400                       $10,523                                  $10,086
10/31/95          $10,524                       $10,676                                  $10,118
11/30/95          $10,672                       $10,853                                  $10,112
12/31/95          $10,749                       $10,957                                  $10,105
1/31/96           $10,813                       $11,040                                  $10,165
2/29/96           $10,758                       $10,966                                  $10,197
3/31/96           $10,738                       $10,825                                  $10,250
4/30/96           $10,719                       $10,795                                  $10,290
5/31/96           $10,614                       $10,791                                  $10,309
6/30/96           $10,710                       $10,908                                  $10,316
7/31/96           $10,792                       $11,007                                  $10,336
8/31/96           $10,792                       $11,004                                  $10,355
9/30/96           $10,930                       $11,158                                  $10,388
10/31/96          $11,020                       $11,285                                  $10,421
11/30/96          $11,192                       $11,491                                  $10,441
12/31/96          $11,147                       $11,443                                  $10,441
1/31/97           $11,145                       $11,464                                  $10,474
2/28/97           $11,234                       $11,569                                  $10,507
3/31/97           $11,086                       $11,415                                  $10,533
4/30/97           $11,158                       $11,511                                  $10,546
5/31/97           $11,301                       $11,684                                  $10,540
6/30/97           $11,402                       $11,808                                  $10,553
7/31/97           $11,675                       $12,136                                  $10,566
8/31/97           $11,548                       $12,022                                  $10,586
9/30/97           $11,670                       $12,164                                  $10,612
10/31/97          $11,730                       $12,243                                  $10,639
11/30/97          $11,801                       $12,315                                  $10,632
12/31/97          $11,992                       $12,494                                  $10,619
1/31/98           $12,087                       $12,623                                  $10,639
2/28/98           $12,103                       $12,627                                  $10,658
3/31/98           $12,100                       $12,638                                  $10,678
4/30/98           $12,073                       $12,581                                  $10,698
5/31/98           $12,236                       $12,780                                  $10,718
6/30/98           $12,321                       $12,831                                  $10,731
7/31/98           $12,351                       $12,863                                  $10,744
8/31/98           $12,498                       $13,062                                  $10,757
9/30/98           $12,641                       $13,224                                  $10,770
10/31/98          $12,640                       $13,224                                  $10,797
11/30/98          $12,687                       $13,270                                  $10,797
12/31/98          $12,703                       $13,304                                  $10,790
1/31/99           $12,811                       $13,462                                  $10,816
2/28/99           $12,795                       $13,403                                  $10,829
3/31/99           $12,825                       $13,422                                  $10,862
4/30/99           $12,838                       $13,455                                  $10,941
5/31/99           $12,764                       $13,377                                  $10,941
6/30/99           $12,603                       $13,185                                  $10,941
7/31/99           $12,626                       $13,233                                  $10,974
8/31/99           $12,487                       $13,127                                  $11,001
9/30/99           $12,458                       $13,132                                  $11,053
10/31/99          $12,321                       $12,990                                  $11,073
11/30/99          $12,437                       $13,128                                  $11,080
12/31/99          $12,335                       $13,030                                  $11,080
1/31/00           $12,274                       $12,974                                  $11,113
2/29/00           $12,396                       $13,124                                  $11,178
3/31/00           $12,649                       $13,411                                  $11,271
4/30/00           $12,565                       $13,332                                  $11,277
5/31/00           $12,511                       $13,263                                  $11,290
6/30/00           $12,823                       $13,614                                  $11,350
7/31/00           $12,992                       $13,803                                  $11,376
8/31/00           $13,174                       $14,016                                  $11,376
9/30/00           $13,098                       $13,943                                  $11,435
10/31/00          $13,217                       $14,095                                  $11,455
11/30/00          $13,309                       $14,202                                  $11,461
12/31/00          $13,623                       $14,553                                  $11,455
1/31/01           $13,720                       $14,697                                  $11,527
2/28/01           $13,776                       $14,744                                  $11,573
3/31/01           $13,885                       $14,876                                  $11,600
4/30/01           $13,767                       $14,715                                  $11,646
5/31/01           $13,875                       $14,873                                  $11,698
6/30/01           $13,966                       $14,973                                  $11,718
7/31/01           $14,159                       $15,194                                  $11,685
8/31/01           $14,347                       $15,445                                  $11,685
9/30/01           $14,310                       $15,393                                  $11,738
10/31/01          $14,457                       $15,576                                  $11,698
11/30/01          $14,342                       $15,445                                  $11,679
12/31/01          $14,207                       $15,299                                  $11,633
1/31/02           $14,445                       $15,564                                  $11,659
2/28/02           $14,574                       $15,752                                  $11,705
3/31/02           $14,293                       $15,443                                  $11,771
4/30/02           $14,540                       $15,745                                  $11,837
5/31/02           $14,604                       $15,841                                  $11,837
6/30/02           $14,721                       $16,008                                  $11,843
7/31/02           $14,909                       $16,214                                  $11,856
8/31/02           $15,054                       $16,409                                  $11,896
9/30/02           $15,359                       $16,768                                  $11,916
10/31/02          $15,158                       $16,490                                  $11,935
11/30/02          $15,108                       $16,422                                  $11,935
12/31/02          $15,406                       $16,768                                  $11,909
1/31/03           $15,372                       $16,726                                  $11,962
2/28/03           $15,541                       $16,960                                  $12,054
3/31/03           $15,572                       $16,970                                  $12,126
4/30/03           $15,686                       $17,082                                  $12,100
5/31/03           $16,058                       $17,482                                  $12,080
6/30/03           $15,995                       $17,407                                  $12,093
7/31/03           $15,418                       $16,798                                  $12,107
8/31/03           $15,499                       $16,924                                  $12,153
9/30/03           $15,868                       $17,421                                  $12,192
10/31/03          $15,805                       $17,333                                  $12,179
11/30/03          $15,975                       $17,514                                  $12,146
12/31/03          $16,082                       $17,659                                  $12,133
1/31/04           $16,184                       $17,760                                  $12,192
2/29/04           $16,394                       $18,028                                  $12,258



ENDNOTES



MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC CONDITIONS AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to no initial sales charge, but subject to 1% CDSC for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/04.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Michigan state personal income tax bracket of 37.54%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


32  | Past performance does not guarantee future results. | Annual Report

Franklin Minnesota Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide high, current income exempt from federal and Minnesota state income taxes through a portfolio consisting mainly of insured Minnesota municipal securities. 1, 2



PORTFOLIO BREAKDOWN
Franklin Minnesota Insured
Tax-Free Income Fund
2/29/04

---------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
---------------------------------------
  General Obligation            41.6%
---------------------------------------
  Hospital & Health Care        15.6%
---------------------------------------
  Housing                       12.2%
---------------------------------------
  Utilities                      9.9%
---------------------------------------
  Transportation                 8.0%
---------------------------------------
  Prerefunded                    3.7%
---------------------------------------
  Other Revenue                  3.0%
---------------------------------------
  Higher Education               2.7%
---------------------------------------
  Subject to Government
   Appropriations                1.7%
---------------------------------------
  Tax-Supported                  1.6%
---------------------------------------

We are pleased to bring you Franklin Minnesota Insured Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $12.23 on February 28, 2003, to $12.39 on February 29, 2004. The Fund's Class A shares paid dividends totaling 53.55 cents per share for the Fund's fiscal year.3 The Performance Summary beginning on page 36 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.03%, based on an annualization of the current 4.35 cent ($0.0435) per share dividend and the maximum offering price of $12.94 on February 29, 2004. An investor in the 2004 maximum combined federal and Minnesota state personal income tax bracket of 40.10% would need to earn a distribution rate of 6.73% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decrease slightly, as shown in the dividend distributions table.





1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

3. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 89.



                                                              Annual Report | 33

STATE UPDATE

Minnesota's deep, diverse economy weathered the national recession of recent years, supported by several regional economic centers, steady demographic trends, high personal income levels, relative employment diversity and performance, and relatively low unemployment. The state's wealth levels ranked seventh in the nation with per capita income at about 108% of the national average.4 Further-more, state unemployment in February 2004, at 4.7%, remained well below the national unemployment rate of 5.6%.5 The structure of Minnesota's employment base continues to change, though a dependence on the manufacturing sector endures.

When planning the 2004-2005 biennial budget, Minnesota policymakers confronted a large deficit and nearly depleted its reserves. However, better-than-expected 2003 fiscal year-end results reduced the deficit. Early in 2004, estimates for greater-than-expected corporate tax receipts somewhat offset projections of reduced revenues, mostly from lower income and sales taxes. The state hopes to close the deficit, mainly through ongoing spending cuts, and rebuild reserves while closely monitoring liquidity levels.

Overall, the state's debt burden, at $663 per capita, is relatively moderate and manageable.6 The 2004 capital budget includes major bond initiatives, primarily for education, economic development, transportation and environmental purposes. Reflecting the state's modest debt levels, adequate remaining liquidity, broad economy and an administration focused squarely on short- and long-term structural budget solutions, independent credit rating agency Standard & Poor's maintained its AAA rating and stable outlook for Minnesota.7


MANAGER'S DISCUSSION

We used various strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.






4. Source: Moody's Investors Service, "New Issue: Minnesota (State of),"
7/18/03.

5. Source: Bureau of Labor Statistics.

6. Source: Standard & Poor's, "State Review: Minnesota," RATINGSDIRECT, 1/29/04.

7. This does not indicate Standard & Poor's rating of the Fund.


34  | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Minnesota Insured Tax-Free Income Fund
3/1/03-2/29/04

--------------------------------------------------------------------------------
                                                           DIVIDEND PER SHARE
                                                       -------------------------
   MONTH                                                 CLASS A       CLASS C
--------------------------------------------------------------------------------
   March                                                4.50 cents   3.99 cents
--------------------------------------------------------------------------------
   April                                                4.50 cents   3.99 cents
--------------------------------------------------------------------------------
   May                                                  4.50 cents   3.99 cents
--------------------------------------------------------------------------------
   June                                                 4.45 cents   3.75 cents
--------------------------------------------------------------------------------
   July                                                 4.45 cents   3.75 cents
--------------------------------------------------------------------------------
   August                                               4.45 cents   3.78 cents
--------------------------------------------------------------------------------
   September                                            4.45 cents   3.78 cents
--------------------------------------------------------------------------------
   October                                              4.45 cents   3.78 cents
--------------------------------------------------------------------------------
   November                                             4.45 cents   3.78 cents
--------------------------------------------------------------------------------
   December                                             4.45 cents   3.93 cents
--------------------------------------------------------------------------------
   January                                              4.45 cents   3.93 cents
--------------------------------------------------------------------------------
   February                                             4.45 cents   3.93 cents
--------------------------------------------------------------------------------
   TOTAL                                               53.55 CENTS  46.38 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.



Thank you for your participation in Franklin Minnesota Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




                                                              Annual Report | 35

Performance Summary as of 2/29/04

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.16            $12.39           $12.23
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5355
------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.17            $12.47           $12.30
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4638
------------------------------------------------------------------------------------------------------


PERFORMANCE
------------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +5.81%           +30.00%          +69.77%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +1.33%            +4.47%           +4.98%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                    +0.98%            +4.34%           +5.26%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.03%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.73%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.39%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.66%
------------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR   INCEPTION (5/1/95)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +5.25%           +26.59%          +57.17%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +4.25%            +4.83%           +5.25%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                    +3.81%            +4.68%           +5.16%
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.69%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.15%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.00%
------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.01%
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



36  | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

[LINE CHART]
PLOT POINTS:

CLASS A (3/1/94-2/29/04)

                  Franklin Minnesota Insured    Lehman Brothers Municipal
                  Tax-Free Income Fund          Bond Index 7                             CPI 7
3/1/94            $9,573                        $10,000                                  $10,000
3/31/94           $9,304                        $9,593                                   $10,034
4/30/94           $9,333                        $9,674                                   $10,048
5/31/94           $9,405                        $9,758                                   $10,055
6/30/94           $9,372                        $9,698                                   $10,089
7/31/94           $9,503                        $9,876                                   $10,116
8/31/94           $9,534                        $9,910                                   $10,157
9/30/94           $9,437                        $9,765                                   $10,184
10/31/94          $9,306                        $9,592                                   $10,191
11/30/94          $9,147                        $9,418                                   $10,204
12/31/94          $9,331                        $9,625                                   $10,204
1/31/95           $9,558                        $9,900                                   $10,245
2/28/95           $9,779                        $10,188                                  $10,286
3/31/95           $9,862                        $10,305                                  $10,320
4/30/95           $9,880                        $10,318                                  $10,354
5/31/95           $10,086                       $10,647                                  $10,375
6/30/95           $10,035                       $10,554                                  $10,395
7/31/95           $10,091                       $10,654                                  $10,395
8/31/95           $10,180                       $10,789                                  $10,423
9/30/95           $10,243                       $10,857                                  $10,443
10/31/95          $10,362                       $11,015                                  $10,477
11/30/95          $10,485                       $11,198                                  $10,470
12/31/95          $10,573                       $11,305                                  $10,464
1/31/96           $10,624                       $11,391                                  $10,525
2/29/96           $10,569                       $11,314                                  $10,559
3/31/96           $10,450                       $11,169                                  $10,613
4/30/96           $10,430                       $11,138                                  $10,654
5/31/96           $10,438                       $11,133                                  $10,675
6/30/96           $10,537                       $11,255                                  $10,682
7/31/96           $10,623                       $11,357                                  $10,702
8/31/96           $10,611                       $11,354                                  $10,723
9/30/96           $10,741                       $11,513                                  $10,757
10/31/96          $10,835                       $11,643                                  $10,791
11/30/96          $10,973                       $11,856                                  $10,811
12/31/96          $10,944                       $11,806                                  $10,811
1/31/97           $10,965                       $11,828                                  $10,845
2/28/97           $11,049                       $11,937                                  $10,879
3/31/97           $10,944                       $11,778                                  $10,907
4/30/97           $11,018                       $11,876                                  $10,920
5/31/97           $11,146                       $12,055                                  $10,913
6/30/97           $11,243                       $12,184                                  $10,927
7/31/97           $11,498                       $12,521                                  $10,941
8/31/97           $11,425                       $12,404                                  $10,961
9/30/97           $11,532                       $12,551                                  $10,988
10/31/97          $11,596                       $12,632                                  $11,016
11/30/97          $11,662                       $12,706                                  $11,009
12/31/97          $11,788                       $12,891                                  $10,995
1/31/98           $11,878                       $13,024                                  $11,016
2/28/98           $11,890                       $13,028                                  $11,036
3/31/98           $11,915                       $13,040                                  $11,057
4/30/98           $11,895                       $12,981                                  $11,077
5/31/98           $12,044                       $13,186                                  $11,097
6/30/98           $12,097                       $13,238                                  $11,111
7/31/98           $12,123                       $13,271                                  $11,125
8/31/98           $12,256                       $13,476                                  $11,138
9/30/98           $12,365                       $13,644                                  $11,152
10/31/98          $12,400                       $13,644                                  $11,179
11/30/98          $12,443                       $13,692                                  $11,179
12/31/98          $12,459                       $13,726                                  $11,172
1/31/99           $12,551                       $13,890                                  $11,200
2/28/99           $12,508                       $13,829                                  $11,213
3/31/99           $12,568                       $13,848                                  $11,247
4/30/99           $12,578                       $13,883                                  $11,329
5/31/99           $12,531                       $13,802                                  $11,329
6/30/99           $12,359                       $13,604                                  $11,329
7/31/99           $12,376                       $13,653                                  $11,363
8/31/99           $12,212                       $13,544                                  $11,391
9/30/99           $12,177                       $13,549                                  $11,445
10/31/99          $11,980                       $13,403                                  $11,466
11/30/99          $12,112                       $13,545                                  $11,472
12/31/99          $11,993                       $13,444                                  $11,472
1/31/00           $11,926                       $13,386                                  $11,506
2/29/00           $12,095                       $13,541                                  $11,575
3/31/00           $12,386                       $13,837                                  $11,670
4/30/00           $12,295                       $13,755                                  $11,677
5/31/00           $12,191                       $13,684                                  $11,691
6/30/00           $12,519                       $14,046                                  $11,752
7/31/00           $12,705                       $14,242                                  $11,779
8/31/00           $12,915                       $14,461                                  $11,779
9/30/00           $12,831                       $14,386                                  $11,840
10/31/00          $12,979                       $14,543                                  $11,861
11/30/00          $13,088                       $14,653                                  $11,868
12/31/00          $13,420                       $15,015                                  $11,861
1/31/01           $13,523                       $15,164                                  $11,936
2/28/01           $13,585                       $15,212                                  $11,984
3/31/01           $13,712                       $15,348                                  $12,011
4/30/01           $13,575                       $15,182                                  $12,059
5/31/01           $13,701                       $15,345                                  $12,113
6/30/01           $13,798                       $15,448                                  $12,134
7/31/01           $13,976                       $15,677                                  $12,100
8/31/01           $14,162                       $15,935                                  $12,100
9/30/01           $14,107                       $15,882                                  $12,154
10/31/01          $14,262                       $16,071                                  $12,113
11/30/01          $14,186                       $15,936                                  $12,093
12/31/01          $14,056                       $15,785                                  $12,045
1/31/02           $14,256                       $16,059                                  $12,072
2/28/02           $14,380                       $16,252                                  $12,120
3/31/02           $14,171                       $15,934                                  $12,188
4/30/02           $14,379                       $16,245                                  $12,256
5/31/02           $14,463                       $16,344                                  $12,256
6/30/02           $14,563                       $16,516                                  $12,263
7/31/02           $14,724                       $16,729                                  $12,277
8/31/02           $14,852                       $16,930                                  $12,318
9/30/02           $15,145                       $17,301                                  $12,338
10/31/02          $14,933                       $17,014                                  $12,359
11/30/02          $14,900                       $16,943                                  $12,359
12/31/02          $15,173                       $17,301                                  $12,331
1/31/03           $15,180                       $17,257                                  $12,386
2/28/03           $15,370                       $17,498                                  $12,481
3/31/03           $15,395                       $17,509                                  $12,556
4/30/03           $15,515                       $17,624                                  $12,529
5/31/03           $15,873                       $18,037                                  $12,509
6/30/03           $15,816                       $17,960                                  $12,522
7/31/03           $15,313                       $17,332                                  $12,536
8/31/03           $15,391                       $17,461                                  $12,584
9/30/03           $15,761                       $17,975                                  $12,624
10/31/03          $15,666                       $17,884                                  $12,611
11/30/03          $15,819                       $18,070                                  $12,577
12/31/03          $15,962                       $18,220                                  $12,563
1/31/04           $16,058                       $18,324                                  $12,624
2/29/04           $16,252                       $18,600                                  $12,693




[LINE CHART]
PLOT POINTS:

CLASS C (5/1/95-2/29/04)

                  Franklin Minnesota Insured     Lehman Brothers Municipal
                  Tax-Free Income Fund           Bond Index 7                            CPI 7
  5/1/95          $10,000                        $10,000                                 $10,000
  5/31/95         $10,220                        $10,319                                 $10,020
  6/30/95         $10,163                        $10,229                                 $10,039
  7/31/95         $10,215                        $10,326                                 $10,039
  8/31/95         $10,308                        $10,457                                 $10,066
  9/30/95         $10,358                        $10,523                                 $10,086
  10/31/95        $10,472                        $10,676                                 $10,118
  11/30/95        $10,600                        $10,853                                 $10,112
  12/31/95        $10,683                        $10,957                                 $10,105
  1/31/96         $10,728                        $11,040                                 $10,165
  2/29/96         $10,666                        $10,966                                 $10,197
  3/31/96         $10,542                        $10,825                                 $10,250
  4/30/96         $10,516                        $10,795                                 $10,290
  5/31/96         $10,528                        $10,791                                 $10,309
  6/30/96         $10,614                        $10,908                                 $10,316
  7/31/96         $10,696                        $11,007                                 $10,336
  8/31/96         $10,687                        $11,004                                 $10,355
  9/30/96         $10,805                        $11,158                                 $10,388
  10/31/96        $10,893                        $11,285                                 $10,421
  11/30/96        $11,027                        $11,491                                 $10,441
  12/31/96        $10,992                        $11,443                                 $10,441
  1/31/97         $11,006                        $11,464                                 $10,474
  2/28/97         $11,092                        $11,569                                 $10,507
  3/31/97         $10,980                        $11,415                                 $10,533
  4/30/97         $11,050                        $11,511                                 $10,546
  5/31/97         $11,173                        $11,684                                 $10,540
  6/30/97         $11,275                        $11,808                                 $10,553
  7/31/97         $11,514                        $12,136                                 $10,566
  8/31/97         $11,434                        $12,022                                 $10,586
  9/30/97         $11,536                        $12,164                                 $10,612
  10/31/97        $11,594                        $12,243                                 $10,639
  11/30/97        $11,654                        $12,315                                 $10,632
  12/31/97        $11,783                        $12,494                                 $10,619
  1/31/98         $11,868                        $12,623                                 $10,639
  2/28/98         $11,874                        $12,627                                 $10,658
  3/31/98         $11,893                        $12,638                                 $10,678
  4/30/98         $11,868                        $12,581                                 $10,698
  5/31/98         $12,011                        $12,780                                 $10,718
  6/30/98         $12,057                        $12,831                                 $10,731
  7/31/98         $12,078                        $12,863                                 $10,744
  8/31/98         $12,204                        $13,062                                 $10,757
  9/30/98         $12,306                        $13,224                                 $10,770
  10/31/98        $12,334                        $13,224                                 $10,797
  11/30/98        $12,370                        $13,270                                 $10,797
  12/31/98        $12,390                        $13,304                                 $10,790
  1/31/99         $12,475                        $13,462                                 $10,816
  2/28/99         $12,418                        $13,403                                 $10,829
  3/31/99         $12,470                        $13,422                                 $10,862
  4/30/99         $12,484                        $13,455                                 $10,941
  5/31/99         $12,421                        $13,377                                 $10,941
  6/30/99         $12,246                        $13,185                                 $10,941
  7/31/99         $12,268                        $13,233                                 $10,974
  8/31/99         $12,089                        $13,127                                 $11,001
  9/30/99         $12,049                        $13,132                                 $11,053
  10/31/99        $11,851                        $12,990                                 $11,073
  11/30/99        $11,974                        $13,128                                 $11,080
  12/31/99        $11,852                        $13,030                                 $11,080
  1/31/00         $11,781                        $12,974                                 $11,113
  2/29/00         $11,942                        $13,124                                 $11,178
  3/31/00         $12,233                        $13,411                                 $11,271
  4/30/00         $12,139                        $13,332                                 $11,277
  5/31/00         $12,030                        $13,263                                 $11,290
  6/30/00         $12,335                        $13,614                                 $11,350
  7/31/00         $12,523                        $13,803                                 $11,376
  8/31/00         $12,723                        $14,016                                 $11,376
  9/30/00         $12,635                        $13,943                                 $11,435
  10/31/00        $12,773                        $14,095                                 $11,455
  11/30/00        $12,864                        $14,202                                 $11,461
  12/31/00        $13,196                        $14,553                                 $11,455
  1/31/01         $13,291                        $14,697                                 $11,527
  2/28/01         $13,345                        $14,744                                 $11,573
  3/31/01         $13,463                        $14,876                                 $11,600
  4/30/01         $13,323                        $14,715                                 $11,646
  5/31/01         $13,439                        $14,873                                 $11,698
  6/30/01         $13,529                        $14,973                                 $11,718
  7/31/01         $13,707                        $15,194                                 $11,685
  8/31/01         $13,870                        $15,445                                 $11,685
  9/30/01         $13,811                        $15,393                                 $11,738
  10/31/01        $13,956                        $15,576                                 $11,698
  11/30/01        $13,876                        $15,445                                 $11,679
  12/31/01        $13,742                        $15,299                                 $11,633
  1/31/02         $13,941                        $15,564                                 $11,659
  2/28/02         $14,044                        $15,752                                 $11,705
  3/31/02         $13,847                        $15,443                                 $11,771
  4/30/02         $14,043                        $15,745                                 $11,837
  5/31/02         $14,104                        $15,841                                 $11,837
  6/30/02         $14,207                        $16,008                                 $11,843
  7/31/02         $14,357                        $16,214                                 $11,856
  8/31/02         $14,476                        $16,409                                 $11,896
  9/30/02         $14,754                        $16,768                                 $11,916
  10/31/02        $14,543                        $16,490                                 $11,935
  11/30/02        $14,505                        $16,422                                 $11,935
  12/31/02        $14,775                        $16,768                                 $11,909
  1/31/03         $14,764                        $16,726                                 $11,962
  2/28/03         $14,941                        $16,960                                 $12,054
  3/31/03         $14,958                        $16,970                                 $12,126
  4/30/03         $15,067                        $17,082                                 $12,100
  5/31/03         $15,406                        $17,482                                 $12,080
  6/30/03         $15,343                        $17,407                                 $12,093
  7/31/03         $14,849                        $16,798                                 $12,107
  8/31/03         $14,916                        $16,924                                 $12,153
  9/30/03         $15,263                        $17,421                                 $12,192
  10/31/03        $15,175                        $17,333                                 $12,179
  11/30/03        $15,316                        $17,514                                 $12,146
  12/31/03        $15,434                        $17,659                                 $12,133
  1/31/04         $15,520                        $17,760                                 $12,192
  2/29/04         $15,717                        $18,028                                 $12,258



        Annual Report | Past performance does not guarantee future results. | 37

ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC CONDITIONS AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: No initial sales charge, but subject to 1% contingent deferred sales charge for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/04.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Minnesota state personal income tax bracket of 40.10%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


38  | Past performance does not guarantee future results. | Annual Report

Franklin Ohio Insured
Tax-Free Income Fund


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Ohio Insured Tax-Free Income Fund seeks to provide high, current income exempt from federal and Ohio state income taxes through a portfolio consisting mainly of insured Ohio municipal securities. 1, 2



PORTFOLIO BREAKDOWN
Franklin Ohio Insured
Tax-Free Income Fund
2/29/04

--------------------------------------
                           % OF TOTAL
                LONG-TERM INVESTMENTS
--------------------------------------
  General Obligation            46.6%
--------------------------------------
  Utilities                     14.4%
--------------------------------------
  Prerefunded                    9.1%
--------------------------------------
  Higher Education               8.5%
--------------------------------------
  Hospital & Health Care         5.7%
--------------------------------------
  Tax-Supported                  5.7%
--------------------------------------
  Transportation                 3.3%
--------------------------------------
  Corporate-Backed               2.4%
--------------------------------------
  Housing                        2.0%
--------------------------------------
  Other Revenue                  1.5%
--------------------------------------
  Subject to Government
   Appropriations                0.8%
--------------------------------------


We are pleased to bring you Franklin Ohio Insured Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $12.60 on February 28, 2003, to $12.81 on February 29, 2004. The Fund's Class A shares paid dividends totaling 54.78 cents per share for the Fund's fiscal year.3 The Performance Summary beginning on page 42 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.03%, based on an annualization of the current 4.49 cent ($0.0449) per share dividend and the maximum offering price of $13.38 on February 29, 2004. An investor in the 2004 maximum combined federal and Ohio state personal income tax bracket of 39.88% would need to earn a distribution rate of 6.70% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decrease slightly, as shown in the dividend distributions table.



1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

3. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 99.


                                                              Annual Report | 39

STATE UPDATE

Ohio continued to feel the impact of the broader national recession. Although the state's employment base began to diversify away from manufacturing toward a more balanced service- and trade-oriented economy, manufacturing continued to dominate non-farm payroll and accounted for about 70% of the 235,000 jobs lost over the past three years.4 Partly due to weakness in the manufacturing sector, however, unemployment reached 5.9% in February 2004, higher than the 5.6% national average.5 While a downward employment trend continued for most sectors, some service sectors, such as education and health, made solid gains.

Facing weak economic conditions and significant revenue declines, state leaders moved swiftly to address sizable shortfalls over the fiscal year 2002-2003 biennium, cumulatively amounting to more than $2.6 billion.4 Demonstrating the state's willingness to take decisive action to regain fiscal stability, Ohio adopted a two-year sales tax rate increase of one cent, which is expected to generate $1.3 billion annually and expire on June 30, 2005.6 Although the budget for the 2004-2005 biennium is balanced, it relies heavily on this sales tax, as well as other one-time revenue sources, including $193 million of federal windfall money resulting from the recently enacted federal tax cut package.4 Despite the scheduled expiration, precedent exists for permanent extension of the sales tax rate increase, an option the state could revisit in later budget deliberations. However, Ohio's secretary of state has spearheaded an initiative to have the tax increase repealed, which may be put before the legislature. Should the repeal succeed, the state would be facing an almost $800 million budget gap for 2005.4

Ohio has a history of sound financial management and has maintained moderate debt levels, at 2.2% of personal income and $623 per capita.6 Standard & Poor's, an independent credit rating agency, assigned Ohio's general obligation debt an AA+ rating, with a stable outlook, given the state's return to structural balance for the fiscal year 2004-2005 biennium.7 However, Moody's Investors Service, also an independent credit rating agency, assigned Ohio's general obligation debt an Aa1 rating with a negative outlook, reflecting concerns that continued economic uncertainty may result in significant fiscal stress continuing in the current year and into the next biennium.8 There are also some risks in the budget, such as the state's largely untested ability to cut Medicaid eligibility and benefit levels. In addition,



4. Source: Moody's Investors Service, "New Issue: Ohio (State of)," 1/27/04.

5. Source: Bureau of Labor Statistics.

6. Source: Standard & Poor's, "Research: Ohio; Tax Secured, General Obligation," RATINGSDIRECT, 1/9/04.

7. This does not indicate Standard & Poor's rating of the Fund.

8. This does not indicate Moody's rating of the Fund.



40  | Annual Report
adequate education funding remains a challenge for the state since the Ohio Supreme Court ruled in November 2002 that the state's education funding system remains unconstitutional.



DIVIDEND DISTRIBUTIONS*
Franklin Ohio Insured Tax-Free Income Fund
3/1/03-2/29/04

--------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                                          --------------------------------------
   MONTH                                    CLASS A       CLASS B     CLASS C
--------------------------------------------------------------------------------
   March                                   4.75 cents   4.17 cents   4.20 cents
--------------------------------------------------------------------------------
   April                                   4.75 cents   4.17 cents   4.20 cents
--------------------------------------------------------------------------------
   May                                     4.75 cents   4.17 cents   4.20 cents
--------------------------------------------------------------------------------
   June                                    4.55 cents   3.97 cents   3.90 cents
--------------------------------------------------------------------------------
   July                                    4.55 cents   3.97 cents   3.90 cents
--------------------------------------------------------------------------------
   August                                  4.49 cents   3.90 cents   3.84 cents
--------------------------------------------------------------------------------
   September                               4.49 cents   3.90 cents   3.84 cents
--------------------------------------------------------------------------------
   October                                 4.49 cents   3.90 cents   3.84 cents
--------------------------------------------------------------------------------
   November                                4.49 cents   3.90 cents   3.84 cents
--------------------------------------------------------------------------------
   December                                4.49 cents   3.92 cents   3.94 cents
--------------------------------------------------------------------------------
   January                                 4.49 cents   3.92 cents   3.94 cents
--------------------------------------------------------------------------------
   February                                4.49 cents   3.92 cents   3.94 cents
--------------------------------------------------------------------------------
   TOTAL                                  54.78 CENTS  47.81 CENTS  47.58 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.



MANAGER'S DISCUSSION

We used various strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your participation in Franklin Ohio Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




                                                              Annual Report | 41

Performance Summary as of 2/29/04

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.21            $12.81           $12.60
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5478
--------------------------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0027
--------------------------------------------------------------------------------------------------------------------------
  TOTAL                                 $0.5505
--------------------------------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           2/29/04          2/28/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.21            $12.85           $12.64
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4781
--------------------------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0027
--------------------------------------------------------------------------------------------------------------------------
  TOTAL                                 $0.4808
--------------------------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +0.21             $12.90           $12.69
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4758
--------------------------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0027
--------------------------------------------------------------------------------------------------------------------------
  TOTAL                                 $0.4785
--------------------------------------------------------------------------------------------------------------------------

Franklin Ohio Insured Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 0.27 cents ($0.0027) per share in July and December 2003. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).


42  | Past performance does not guarantee future results. | Annual Report

PERFORMANCE

---------------------------------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +6.17%           +30.70%          +74.08%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +1.65%            +4.60%           +5.24%
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                    +1.06%            +4.43%           +5.58%
---------------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.03%
---------------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.70%
---------------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.09%
---------------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.14%
---------------------------------------------------------------------------------------------------------------------------
  CLASS B                                               1-YEAR            3-YEAR   INCEPTION (2/1/00)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +5.57%           +18.76%          +33.43%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +1.57%            +5.00%           +6.93%
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                    +0.97%            +4.56%           +6.67%
---------------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.64%
---------------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.05%
---------------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 2.72%
---------------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.52%
---------------------------------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR   INCEPTION (5/1/95)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +5.53%           +27.14%          +61.97%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +4.53%            +4.92%           +5.61%
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                    +4.01%            +4.76%           +5.50%
---------------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.65%
---------------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.07%
---------------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 2.71%
---------------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.51%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



        Annual Report | Past performance does not guarantee future results. | 43

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS A                     2/29/04
--------------------------------------
  1-Year                       +1.65%
--------------------------------------
  5-Year                       +4.60%
--------------------------------------
  10-Year                      +5.24%
--------------------------------------

[LINE CHART]
PLOT POINTS:

CLASS A (3/1/94-2/29/04)

                  Franklin Ohio Insured          Lehman Brothers Municipal
                  Tax-Free Income Fund           Bond Index 7                            CPI 7
3/1/94            $9,575                         $10,000                                 $10,000
3/31/94           $9,238                         $9,593                                  $10,034
4/30/94           $9,282                         $9,674                                  $10,048
5/31/94           $9,354                         $9,758                                  $10,055
6/30/94           $9,318                         $9,698                                  $10,089
7/31/94           $9,465                         $9,876                                  $10,116
8/31/94           $9,488                         $9,910                                  $10,157
9/30/94           $9,368                         $9,765                                  $10,184
10/31/94          $9,222                         $9,592                                  $10,191
11/30/94          $9,072                         $9,418                                  $10,204
12/31/94          $9,264                         $9,625                                  $10,204
1/31/95           $9,507                         $9,900                                  $10,245
2/28/95           $9,744                         $10,188                                 $10,286
3/31/95           $9,828                         $10,305                                 $10,320
4/30/95           $9,839                         $10,318                                 $10,354
5/31/95           $10,086                        $10,647                                 $10,375
6/30/95           $10,019                        $10,554                                 $10,395
7/31/95           $10,067                        $10,654                                 $10,395
8/31/95           $10,173                        $10,789                                 $10,423
9/30/95           $10,219                        $10,857                                 $10,443
10/31/95          $10,347                        $11,015                                 $10,477
11/30/95          $10,496                        $11,198                                 $10,470
12/31/95          $10,594                        $11,305                                 $10,464
1/31/96           $10,653                        $11,391                                 $10,525
2/29/96           $10,589                        $11,314                                 $10,559
3/31/96           $10,462                        $11,169                                 $10,613
4/30/96           $10,450                        $11,138                                 $10,654
5/31/96           $10,475                        $11,133                                 $10,675
6/30/96           $10,590                        $11,255                                 $10,682
7/31/96           $10,676                        $11,357                                 $10,702
8/31/96           $10,671                        $11,354                                 $10,723
9/30/96           $10,829                        $11,513                                 $10,757
10/31/96          $10,932                        $11,643                                 $10,791
11/30/96          $11,107                        $11,856                                 $10,811
12/31/96          $11,069                        $11,806                                 $10,811
1/31/97           $11,073                        $11,828                                 $10,845
2/28/97           $11,158                        $11,937                                 $10,879
3/31/97           $11,026                        $11,778                                 $10,907
4/30/97           $11,110                        $11,876                                 $10,920
5/31/97           $11,257                        $12,055                                 $10,913
6/30/97           $11,364                        $12,184                                 $10,927
7/31/97           $11,646                        $12,521                                 $10,941
8/31/97           $11,535                        $12,404                                 $10,961
9/30/97           $11,661                        $12,551                                 $10,988
10/31/97          $11,714                        $12,632                                 $11,016
11/30/97          $11,789                        $12,706                                 $11,009
12/31/97          $11,972                        $12,891                                 $10,995
1/31/98           $12,082                        $13,024                                 $11,016
2/28/98           $12,075                        $13,028                                 $11,036
3/31/98           $12,081                        $13,040                                 $11,057
4/30/98           $12,052                        $12,981                                 $11,077
5/31/98           $12,219                        $13,186                                 $11,097
6/30/98           $12,267                        $13,238                                 $11,111
7/31/98           $12,303                        $13,271                                 $11,125
8/31/98           $12,443                        $13,476                                 $11,138
9/30/98           $12,600                        $13,644                                 $11,152
10/31/98          $12,624                        $13,644                                 $11,179
11/30/98          $12,665                        $13,692                                 $11,179
12/31/98          $12,686                        $13,726                                 $11,172
1/31/99           $12,788                        $13,890                                 $11,200
2/28/99           $12,758                        $13,829                                 $11,213
3/31/99           $12,807                        $13,848                                 $11,247
4/30/99           $12,828                        $13,883                                 $11,329
5/31/99           $12,751                        $13,802                                 $11,329
6/30/99           $12,595                        $13,604                                 $11,329
7/31/99           $12,613                        $13,653                                 $11,363
8/31/99           $12,462                        $13,544                                 $11,391
9/30/99           $12,460                        $13,549                                 $11,445
10/31/99          $12,298                        $13,403                                 $11,466
11/30/99          $12,409                        $13,545                                 $11,472
12/31/99          $12,304                        $13,444                                 $11,472
1/31/00           $12,249                        $13,386                                 $11,506
2/29/00           $12,398                        $13,541                                 $11,575
3/31/00           $12,667                        $13,837                                 $11,670
4/30/00           $12,591                        $13,755                                 $11,677
5/31/00           $12,544                        $13,684                                 $11,691
6/30/00           $12,839                        $14,046                                 $11,752
7/31/00           $13,025                        $14,242                                 $11,779
8/31/00           $13,213                        $14,461                                 $11,779
9/30/00           $13,143                        $14,386                                 $11,840
10/31/00          $13,258                        $14,543                                 $11,861
11/30/00          $13,368                        $14,653                                 $11,868
12/31/00          $13,700                        $15,015                                 $11,861
1/31/01           $13,782                        $15,164                                 $11,936
2/28/01           $13,822                        $15,212                                 $11,984
3/31/01           $13,938                        $15,348                                 $12,011
4/30/01           $13,804                        $15,182                                 $12,059
5/31/01           $13,920                        $15,345                                 $12,113
6/30/01           $14,008                        $15,448                                 $12,134
7/31/01           $14,198                        $15,677                                 $12,100
8/31/01           $14,409                        $15,935                                 $12,100
9/30/01           $14,391                        $15,882                                 $12,154
10/31/01          $14,538                        $16,071                                 $12,113
11/30/01          $14,465                        $15,936                                 $12,093
12/31/01          $14,350                        $15,785                                 $12,045
1/31/02           $14,574                        $16,059                                 $12,072
2/28/02           $14,711                        $16,252                                 $12,120
3/31/02           $14,483                        $15,934                                 $12,188
4/30/02           $14,704                        $16,245                                 $12,256
5/31/02           $14,776                        $16,344                                 $12,256
6/30/02           $14,900                        $16,516                                 $12,263
7/31/02           $15,049                        $16,729                                 $12,277
8/31/02           $15,191                        $16,930                                 $12,318
9/30/02           $15,482                        $17,301                                 $12,338
10/31/02          $15,275                        $17,014                                 $12,359
11/30/02          $15,244                        $16,943                                 $12,359
12/31/02          $15,543                        $17,301                                 $12,331
1/31/03           $15,517                        $17,257                                 $12,386
2/28/03           $15,708                        $17,498                                 $12,481
3/31/03           $15,734                        $17,509                                 $12,556
4/30/03           $15,868                        $17,624                                 $12,529
5/31/03           $16,225                        $18,037                                 $12,509
6/30/03           $16,170                        $17,960                                 $12,522
7/31/03           $15,596                        $17,332                                 $12,536
8/31/03           $15,686                        $17,461                                 $12,584
9/30/03           $16,028                        $17,975                                 $12,624
10/31/03          $15,985                        $17,884                                 $12,611
11/30/03          $16,177                        $18,070                                 $12,577
12/31/03          $16,310                        $18,220                                 $12,563
1/31/04           $16,432                        $18,324                                 $12,624
2/29/04           $16,669                        $18,600                                 $12,693


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS B                     2/29/04
--------------------------------------
  1-Year                       +1.57%
--------------------------------------
  3-Year                       +5.00%
--------------------------------------
  Since Inception (2/1/00)     +6.93%
--------------------------------------


[LINE CHART]
PLOT POINTS:

CLASS B (2/1/00-2/29/04)

                           Franklin Ohio Insured              Lehman Brothers Municipal
                           Tax-Free Income Fund               Bond Index 7                 CPI 7
  2/1/00                   $10,000                            $10,000                      $10,000
  2/29/00                  $10,119                            $10,116                      $10,059
  3/31/00                  $10,334                            $10,337                      $10,142
  4/30/00                  $10,276                            $10,276                      $10,148
  5/31/00                  $10,231                            $10,223                      $10,160
  6/30/00                  $10,475                            $10,494                      $10,213
  7/31/00                  $10,613                            $10,640                      $10,237
  8/31/00                  $10,770                            $10,804                      $10,237
  9/30/00                  $10,709                            $10,747                      $10,290
  10/31/00                 $10,798                            $10,865                      $10,308
  11/30/00                 $10,892                            $10,947                      $10,314
  12/31/00                 $11,148                            $11,217                      $10,308
  1/31/01                  $11,209                            $11,328                      $10,373
  2/28/01                  $11,237                            $11,364                      $10,415
  3/31/01                  $11,326                            $11,466                      $10,438
  4/30/01                  $11,211                            $11,342                      $10,480
  5/31/01                  $11,309                            $11,464                      $10,527
  6/30/01                  $11,375                            $11,541                      $10,545
  7/31/01                  $11,524                            $11,712                      $10,515
  8/31/01                  $11,688                            $11,905                      $10,515
  9/30/01                  $11,670                            $11,865                      $10,563
  10/31/01                 $11,782                            $12,006                      $10,527
  11/30/01                 $11,718                            $11,905                      $10,509
  12/31/01                 $11,618                            $11,792                      $10,468
  1/31/02                  $11,803                            $11,997                      $10,492
  2/28/02                  $11,899                            $12,141                      $10,533
  3/31/02                  $11,719                            $11,903                      $10,592
  4/30/02                  $11,882                            $12,136                      $10,652
  5/31/02                  $11,934                            $12,210                      $10,652
  6/30/02                  $12,030                            $12,339                      $10,658
  7/31/02                  $12,154                            $12,498                      $10,669
  8/31/02                  $12,252                            $12,648                      $10,705
  9/30/02                  $12,491                            $12,925                      $10,723
  10/31/02                 $12,317                            $12,711                      $10,741
  11/30/02                 $12,287                            $12,658                      $10,741
  12/31/02                 $12,520                            $12,925                      $10,717
  1/31/03                  $12,493                            $12,892                      $10,764
  2/28/03                  $12,640                            $13,072                      $10,847
  3/31/03                  $12,655                            $13,080                      $10,912
  4/30/03                  $12,758                            $13,167                      $10,889
  5/31/03                  $13,048                            $13,475                      $10,871
  6/30/03                  $12,988                            $13,418                      $10,883
  7/31/03                  $12,523                            $12,948                      $10,895
  8/31/03                  $12,590                            $13,045                      $10,936
  9/30/03                  $12,857                            $13,428                      $10,972
  10/31/03                 $12,816                            $13,361                      $10,960
  11/30/03                 $12,963                            $13,500                      $10,930
  12/31/03                 $13,062                            $13,612                      $10,918
  1/31/04                  $13,153                            $13,690                      $10,972
  2/29/04                  $13,143                            $13,896                      $11,031


44  | Past performance does not guarantee future results. | Annual Report

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS C                     2/29/04
--------------------------------------
  1-Year                       +4.53%
--------------------------------------
  5-Year                       +4.92%
--------------------------------------
  Since Inception (5/1/95)     +5.61%
--------------------------------------

[LINE CHART]
PLOT POINTS:

CLASS C (5/1/95-2/29/04)

                Franklin Ohio Insured              Lehman Brothers Municipal
                Tax-Free Income Fund               Bond Index 7                 CPI 7
5/1/95          $10,000                            $10,000                      $10,000
5/31/95         $10,255                            $10,319                      $10,020
6/30/95         $10,181                            $10,229                      $10,039
7/31/95         $10,234                            $10,326                      $10,039
8/31/95         $10,336                            $10,457                      $10,066
9/30/95         $10,379                            $10,523                      $10,086
10/31/95        $10,512                            $10,676                      $10,118
11/30/95        $10,658                            $10,853                      $10,112
12/31/95        $10,752                            $10,957                      $10,105
1/31/96         $10,815                            $11,040                      $10,165
2/29/96         $10,745                            $10,966                      $10,197
3/31/96         $10,611                            $10,825                      $10,250
4/30/96         $10,593                            $10,795                      $10,290
5/31/96         $10,614                            $10,791                      $10,309
6/30/96         $10,717                            $10,908                      $10,316
7/31/96         $10,815                            $11,007                      $10,336
8/31/96         $10,805                            $11,004                      $10,355
9/30/96         $10,950                            $11,158                      $10,388
10/31/96        $11,056                            $11,285                      $10,421
11/30/96        $11,227                            $11,491                      $10,441
12/31/96        $11,183                            $11,443                      $10,441
1/31/97         $11,182                            $11,464                      $10,474
2/28/97         $11,262                            $11,569                      $10,507
3/31/97         $11,125                            $11,415                      $10,533
4/30/97         $11,205                            $11,511                      $10,546
5/31/97         $11,346                            $11,684                      $10,540
6/30/97         $11,448                            $11,808                      $10,553
7/31/97         $11,736                            $12,136                      $10,566
8/31/97         $11,619                            $12,022                      $10,586
9/30/97         $11,730                            $12,164                      $10,612
10/31/97        $11,787                            $12,243                      $10,639
11/30/97        $11,858                            $12,315                      $10,632
12/31/97        $12,036                            $12,494                      $10,619
1/31/98         $12,139                            $12,623                      $10,639
2/28/98         $12,127                            $12,627                      $10,658
3/31/98         $12,137                            $12,638                      $10,678
4/30/98         $12,092                            $12,581                      $10,698
5/31/98         $12,253                            $12,780                      $10,718
6/30/98         $12,304                            $12,831                      $10,731
7/31/98         $12,324                            $12,863                      $10,744
8/31/98         $12,468                            $13,062                      $10,757
9/30/98         $12,619                            $13,224                      $10,770
10/31/98        $12,637                            $13,224                      $10,797
11/30/98        $12,672                            $13,270                      $10,797
12/31/98        $12,676                            $13,304                      $10,790
1/31/99         $12,782                            $13,462                      $10,816
2/28/99         $12,745                            $13,403                      $10,829
3/31/99         $12,789                            $13,422                      $10,862
4/30/99         $12,804                            $13,455                      $10,941
5/31/99         $12,722                            $13,377                      $10,941
6/30/99         $12,562                            $13,185                      $10,941
7/31/99         $12,574                            $13,233                      $10,974
8/31/99         $12,417                            $13,127                      $11,001
9/30/99         $12,400                            $13,132                      $11,053
10/31/99        $12,245                            $12,990                      $11,073
11/30/99        $12,348                            $13,128                      $11,080
12/31/99        $12,238                            $13,030                      $11,080
1/31/00         $12,169                            $12,974                      $11,113
2/29/00         $12,310                            $13,124                      $11,178
3/31/00         $12,570                            $13,411                      $11,271
4/30/00         $12,490                            $13,332                      $11,277
5/31/00         $12,437                            $13,263                      $11,290
6/30/00         $12,733                            $13,614                      $11,350
7/31/00         $12,911                            $13,803                      $11,376
8/31/00         $13,091                            $14,016                      $11,376
9/30/00         $13,016                            $13,943                      $11,435
10/31/00        $13,123                            $14,095                      $11,455
11/30/00        $13,225                            $14,202                      $11,461
12/31/00        $13,545                            $14,553                      $11,455
1/31/01         $13,620                            $14,697                      $11,527
2/28/01         $13,654                            $14,744                      $11,573
3/31/01         $13,762                            $14,876                      $11,600
4/30/01         $13,624                            $14,715                      $11,646
5/31/01         $13,743                            $14,873                      $11,698
6/30/01         $13,823                            $14,973                      $11,718
7/31/01         $14,002                            $15,194                      $11,685
8/31/01         $14,201                            $15,445                      $11,685
9/30/01         $14,178                            $15,393                      $11,738
10/31/01        $14,314                            $15,576                      $11,698
11/30/01        $14,237                            $15,445                      $11,679
12/31/01        $14,116                            $15,299                      $11,633
1/31/02         $14,328                            $15,564                      $11,659
2/28/02         $14,455                            $15,752                      $11,705
3/31/02         $14,227                            $15,443                      $11,771
4/30/02         $14,435                            $15,745                      $11,837
5/31/02         $14,498                            $15,841                      $11,837
6/30/02         $14,614                            $16,008                      $11,843
7/31/02         $14,765                            $16,214                      $11,856
8/31/02         $14,884                            $16,409                      $11,896
9/30/02         $15,173                            $16,768                      $11,916
10/31/02        $14,964                            $16,490                      $11,935
11/30/02        $14,928                            $16,422                      $11,935
12/31/02        $15,211                            $16,768                      $11,909
1/31/03         $15,179                            $16,726                      $11,962
2/28/03         $15,359                            $16,960                      $12,054
3/31/03         $15,366                            $16,970                      $12,126
4/30/03         $15,501                            $17,082                      $12,100
5/31/03         $15,841                            $17,482                      $12,080
6/30/03         $15,779                            $17,407                      $12,093
7/31/03         $15,203                            $16,798                      $12,107
8/31/03         $15,296                            $16,924                      $12,153
9/30/03         $15,619                            $17,421                      $12,192
10/31/03        $15,569                            $17,333                      $12,179
11/30/03        $15,748                            $17,514                      $12,146
12/31/03        $15,867                            $17,659                      $12,133
1/31/04         $15,979                            $17,760                      $12,192
2/29/04         $16,197                            $18,028                      $12,258



ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC CONDITIONS AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to no initial sales charge, but subject to 1% CDSC for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/04.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Ohio state personal income tax bracket of 39.88%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.



        Annual Report | Past performance does not guarantee future results. | 45

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

                                                       -----------------------------------------------------------
                                                                         YEAR ENDED FEBRUARY 28,
CLASS A                                                    2004 C      2003        2002        2001        2000 C
                                                       -----------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................     $10.76      $10.50      $10.36      $ 9.61      $10.53
                                                       -----------------------------------------------------------

Income from investment operations:

 Net investment income a ...........................        .46         .46         .48         .49         .48

 Net realized and unrealized gains (losses) ........        .20         .27         .14         .74        (.92)
                                                       -----------------------------------------------------------
Total from investment operations ...................        .66         .73         .62        1.23        (.44)
                                                       -----------------------------------------------------------
Less distributions from net investment income ......       (.45)       (.47)       (.48)       (.48)       (.48)
                                                       -----------------------------------------------------------
Net asset value, end of year .......................     $10.97      $10.76      $10.50      $10.36      $ 9.61
                                                       ===========================================================

Total return b .....................................      6.29%       7.14%       6.14%      13.10%     (4.22)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $156,033    $156,973    $127,595    $116,581    $108,831

Ratios to average net assets:

 Expenses ..........................................       .75%        .76%        .78%        .78%        .76%

 Expenses excluding waiver and payments by affiliate       .75%        .76%        .78%        .78%        .77%

 Net investment income .............................      4.27%       4.39%       4.58%       4.87%       4.79%

Portfolio turnover rate ............................     11.38%      10.83%      23.17%      29.18%      23.92%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.




46  | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.1%
  Alachua County Public Improvement Revenue, AMBAC Insured, 5.25%, 8/01/29 .................. $ 2,500,000   $    2,645,750
  Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/20 ............................   1,000,000        1,075,680
  Bay Medical Center Hospital Revenue, Bay Medical Center Project, AMBAC Insured,
    5.00%, 10/01/27 .........................................................................   1,025,000        1,062,125
  Broward County HFAR, FSA Insured,
     5.65%, 11/01/22 ........................................................................     405,000          418,000
     5.70%, 11/01/29 ........................................................................     225,000          232,024
  Broward County School Board COP, Series A, FSA Insured, 5.00%,
     7/01/22 ................................................................................   2,000,000        2,111,340
     7/01/26 ................................................................................   2,850,000        2,986,202
  Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%, 6/01/21 ......   1,000,000        1,095,470
  Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%, 9/01/29 ....   1,890,000        1,956,415
  Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/21 .................   1,000,000        1,072,760
  Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%, 11/15/32 ..   1,000,000        1,050,930
  Destin Capital Improvement Revenue, MBIA Insured, 5.00%, 8/01/27 ..........................   1,315,000        1,385,576
  Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured, 6.40%,
    10/01/30 ................................................................................     790,000          840,054
  Escambia County Utilities Authority Utility System Revenue,
     FGIC Insured, 5.00%, 1/01/31 ...........................................................   1,775,000        1,843,480
     Refunding, Series B, FGIC Insured, 5.00%, 1/01/22 ......................................   2,000,000        2,116,640
  Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 ..........   1,600,000        1,688,848
  Florida HFC Revenue,
     Housing Logans Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 .............   1,205,000        1,288,916
     Marina Bay Apartments, Series S, FSA Insured, 5.85%, 2/01/41 ...........................   1,070,000        1,158,232
  Florida Intergovernmental Finance Commission Capital Revenue, Series A, AMBAC Insured,
    5.00%, 8/01/32 ..........................................................................   3,570,000        3,731,864
  Florida State Board of Education GO, Series F, MBIA Insured, 5.00%, 6/01/28 ...............   2,000,000        2,113,560
  Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured,
    5.25%, 7/01/30 ..........................................................................   2,000,000        2,120,800
  Florida State Department Environmental Protection Preservation Revenue, Florida Forever,
    Series A, MBIA Insured, 5.00%, 7/01/21 ..................................................   3,000,000        3,207,360
  Florida State Department of General Services Division Facilities Management Revenue, Florida
    Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 ..................................     550,000          606,194
  Gulf Breeze Revenue,
     FGIC Insured, 5.80%, 12/01/20 ..........................................................   1,250,000        1,470,763
     Local Government Loan Program, FGIC Insured, 6.05%, 12/01/15 ...........................   1,915,000        2,160,082
  Hillsborough County IDAR, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured,
    6.25%, 12/01/34 .........................................................................   1,500,000        1,585,665
  Hillsborough County School Board COP, MBIA Insured, 5.375%, 7/01/26 .......................   2,000,000        2,140,560
  Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 .................   1,250,000        1,342,750
  Indian Trail Water Control District Improvement Revenue Bonds, MBIA Insured,
     5.75%, 8/01/16 .........................................................................   1,090,000        1,217,813
     5.50%, 8/01/22 .........................................................................     500,000          550,225
  Jacksonville Capital Improvement Revenue, Refunding, Series C, AMBAC Insured,
     5.00%, 10/01/25 ........................................................................   4,000,000        4,213,640
  Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
    5.00%, 10/01/32 .........................................................................   1,000,000        1,046,090
  Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/26 ........................   2,000,000        2,092,280



                                                              Annual Report | 47

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%,
    8/01/25 ................................................................................. $ 1,000,000   $    1,083,330
  Lake Clarke Shores Utility Systems Revenue, Refunding and Improvement, FGIC Insured,
    5.80%, 10/01/18 .........................................................................   1,415,000        1,480,458
  Lee County Airport Revenue, Series B, FSA Insured, 5.75%, 10/01/33 ........................   4,000,000        4,521,200
  Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding,
    MBIA Insured, 6.05%,
     11/01/15 ...............................................................................   2,000,000        2,223,380
     11/01/20 ...............................................................................   1,500,000        1,652,700
  Lynn Haven Capital Improvement Revenue,
     MBIA Insured, 5.50%, 12/01/32 ..........................................................   2,000,000        2,224,840
     Series A, MBIA Insured, 5.75%, 12/01/16 ................................................   1,000,000        1,095,120
  Marion County Utility System Revenue,
     FGIC Insured, 5.00%, 12/01/31 ..........................................................   1,500,000        1,571,310
     Series A, MBIA Insured, 5.00%, 12/01/33 ................................................   1,000,000        1,051,110
  Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured, Pre-Refunded,
    6.00%, 10/01/24 .........................................................................     215,000          225,580
  Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ........................   3,000,000        3,135,450
  Miami-Dade County Aviation Revenue, Miami International Airport, Series B, FGIC Insured,
    5.75%, 10/01/29 .........................................................................   2,500,000        2,850,925
  Miami-Dade County Educational Facilities Authority Revenue, University of Miami, Series A,
    AMBAC Insured, 5.00%, 4/01/31 ...........................................................   5,000,000        5,266,900
  Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded,
    6.75%, 10/01/25 .........................................................................   2,000,000        2,087,160
  Nassau County Public Improvement Revenue, MBIA Insured, 5.00%, 5/01/31 ....................   5,000,000        5,200,950
  Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 .....................   4,220,000        4,588,533
  Orange County Health Facilities Authority Revenue, MBIA Insured, 6.00%, 11/01/24 ..........     700,000          710,073
  Orange County Public Services Tax Revenue, FGIC Insured, Pre-Refunded, 6.00%, 10/01/24 ....   1,000,000        1,096,420
  Orange County School Board COP, AMBAC Insured, 5.50%, 8/01/25 .............................   1,000,000        1,109,690
  Orange County Tourist Development Tax Revenue, AMBAC Insured, 5.50%,
     10/01/22 ...............................................................................   1,000,000        1,116,610
     10/01/31 ...............................................................................   2,500,000        2,771,325
     10/01/32 ...............................................................................   2,000,000        2,179,340
  Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured,
    5.70%, 12/01/17 .........................................................................     480,000          495,854
  Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 .............   3,000,000        3,138,270
  Palm Beach County IDR, South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ..........   2,000,000        2,191,960
  Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
    Pre-Refunded, 5.125%, 11/01/30 ..........................................................   2,000,000        2,335,060
  Palm Beach County School Board COP,
     Refunding, Series D, FSA Insured, 5.00%, 8/01/28 .......................................   4,500,000        4,707,270
     Series A, AMBAC Insured, 5.125%, 8/01/24 ...............................................   5,000,000        5,324,700
     Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ...................................   3,000,000        3,653,910
  Palm Coast Utility System Revenue, MBIA Insured, 5.00%, 10/01/33 ..........................   2,700,000        2,836,188
  Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/32 ...............   2,000,000        2,097,960
  Pinellas County Sewer Revenue, FSA Insured, 5.00%, 10/01/32 ...............................   3,000,000        3,151,320
  Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 ........   1,000,000        1,166,910
  Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 .......................   1,000,000        1,045,370
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 .......   3,000,000        3,175,020



48  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, Pre-Refunded,
    5.50%, 7/01/25 .......................................................................... $ 1,000,000   $    1,074,970
  Sarasota County Utilities System Revenue, FGIC Insured, 5.75%, 10/01/27 ...................     520,000          579,400
  St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water Management
    Benefit, Refunding, senior lien, Series A, MBIA Insured, 5.25%, 5/01/25 .................   5,000,000        5,338,600
  St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured,
    6.125%, 10/01/32 ........................................................................   2,240,000        2,668,064
  Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 ...........................   1,000,000        1,103,600
  Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ...........     490,000          514,676
  Tohopekaliga Water Authority Utility System Revenue, Series A, FSA Insured, 5.00%, 10/01/28   1,060,000        1,116,858
  West Melbourne Water and Sewer Revenue, FGIC Insured,
     6.75%, 10/01/14 ........................................................................     315,000          328,161
     Pre-Refunded, 6.75%, 10/01/14 ..........................................................     185,000          193,062
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $140,018,518)                                                              153,107,675
                                                                                                              -------------

  SHORT TERM INVESTMENTS (COST $500,000) .3%
a Orange County School Board COP, Series B, AMBAC Insured, Daily VRDN and Put, .98%,
    8/01/25 .................................................................................     500,000          500,000
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $140,518,518) 98.4% ...............................................                  153,607,675
  OTHER ASSETS, LESS LIABILITIES 1.6% .......................................................                    2,424,908
                                                                                                              -------------
  NET ASSETS 100.0% .........................................................................                 $156,032,583
                                                                                                              ============



See glossary of terms on page 110.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                         Annual Report | See notes to financial statements. | 49

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN INSURED TAX-FREE INCOME FUND
                                                           --------------------------------------------------------------------
                                                                                    YEAR ENDED FEBRUARY 28,
CLASS A                                                          2004C         2003          2002          2001          2000 C
                                                           --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................       $12.37        $12.13        $11.98        $11.24        $12.26
                                                           --------------------------------------------------------------------

Income from investment operations:

 Net investment income a ...............................          .55           .58           .59           .60           .61

 Net realized and unrealized gains (losses) ............          .25           .24           .16           .74         (1.00)
                                                           --------------------------------------------------------------------
Total from investment operations .......................          .80           .82           .75          1.34          (.39)
                                                           --------------------------------------------------------------------
Less distributions from:

 Net investment income .................................         (.55)         (.58)         (.60)         (.60)         (.61)

 Net realized gains ....................................           --            --            --            --          (.02)
                                                           --------------------------------------------------------------------
Total distributions ....................................         (.55)         (.58)         (.60)         (.60)         (.63)
                                                           --------------------------------------------------------------------
Net asset value, end of year ...........................       $12.62        $12.37        $12.13        $11.98        $11.24
                                                           ====================================================================

Total return b .........................................        6.65%         6.90%         6.39%        12.24%       (3.21)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $1,696,913    $1,646,355    $1,554,245    $1,472,089    $1,445,546

Ratios to average net assets:

 Expenses ..............................................         .63%          .62%          .63%          .62%          .62%

 Net investment income .................................        4.45%         4.73%         4.90%         5.23%         5.23%

Portfolio turnover rate ................................        9.41%        11.74%         8.48%        10.40%        13.29%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.







50  | Annual Report

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND (CONTINUED)
                                                                    ------------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
CLASS B                                                                 2004 C      2003        2002        2001        2000 C,D
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................     $12.42      $12.17      $12.00      $11.24      $11.14
                                                                    ------------------------------------------------------------
Income from investment operations:

 Net investment income a ........................................        .49         .51         .53         .55         .05

 Net realized and unrealized gains (losses) .....................        .24         .25         .17         .75         .10
                                                                    ------------------------------------------------------------
Total from investment operations ................................        .73         .76         .70        1.30         .15
                                                                    ------------------------------------------------------------
Less distributions from net investment income ...................       (.48)       (.51)       (.53)       (.54)       (.05)
                                                                    ------------------------------------------------------------
Net asset value, end of year ....................................     $12.67      $12.42      $12.17      $12.00      $11.24
                                                                    ============================================================

Total return b ..................................................      6.04%       6.37%       5.96%      11.80%        1.31%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................   $108,518     $82,062     $38,158      $6,291         $63

Ratios to average net assets:

 Expenses .......................................................      1.18%       1.18%       1.18%       1.18%       1.18%e

 Net investment income ..........................................      3.90%       4.17%       4.35%       4.68%       5.23%e

Portfolio turnover rate .........................................      9.41%      11.74%       8.48%      10.40%       13.29%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d For the period February 1, 2000 (effective date) to February 29, 2000.
e Annualized.




                                                              Annual Report | 51

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND (CONTINUED)
                                                                    ------------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
CLASS C                                                                  2004 C      2003        2002        2001        2000 C
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $12.47      $12.21      $12.05      $11.31      $12.33
                                                                    ------------------------------------------------------------
Income from investment operations:

 Net investment income a .........................................        .48         .52         .53         .55         .55

 Net realized and unrealized gains (losses) ......................        .25         .25         .16         .73       (1.00)
                                                                    ------------------------------------------------------------

Total from investment operations .................................        .73         .77         .69        1.28        (.45)
                                                                    ------------------------------------------------------------

Less distributions from:

 Net investment income ...........................................       (.48)       (.51)       (.53)       (.54)       (.55)

 Net realized gains ..............................................         --          --          --          --        (.02)
                                                                    ------------------------------------------------------------

Total distributions ..............................................       (.48)       (.51)       (.53)       (.54)       (.57)
                                                                    ------------------------------------------------------------

Net asset value, end of year .....................................     $12.72      $12.47      $12.21      $12.05      $11.31
                                                                    ============================================================

Total return b ...................................................      5.99%       6.45%       5.84%      11.55%     (3.74)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................   $152,833    $129,608     $90,403     $62,212     $56,627

Ratios to average net assets:

 Expenses ........................................................      1.20%       1.15%       1.18%       1.18%       1.18%

 Net investment income ...........................................      3.88%       4.20%       4.35%       4.67%       4.66%

Portfolio turnover rate ..........................................      9.41%      11.74%       8.48%      10.40%      13.29%


a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.



52  | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.8%
  BONDS 97.5%
  ALABAMA 4.7%
  Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A,
    AMBAC Insured, 5.25%, 8/15/21 .......................................................... $ 2,700,000    $    2,945,133
  Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.25%, 6/01/18 ..   5,000,000         5,484,650
  Bessemer Governmental Utility Services Corp. Water Supply Revenue, MBIA Insured,
    5.25%, 6/01/32 .........................................................................   5,000,000         5,249,000
  Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured,
    5.50%, 6/01/30 .........................................................................   1,670,000         1,850,393
  East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
    Series A, MBIA Insured, 5.25%, 9/01/28 .................................................   7,000,000         7,306,740
  Helena Utilities Board Water and Sewer Revenue, MBIA Insured, 5.25%,
     4/01/27 ...............................................................................   3,260,000         3,490,612
     4/01/33 ...............................................................................   4,890,000         5,224,574
  Jefferson County Sewer Revenue,
     Capital Improvement, wts., Series A, FGIC Insured, Pre-Refunded, 5.125%, 2/01/29 ......  22,050,000        25,101,720
     Series D, FGIC Insured, Pre-Refunded, 5.00%, 2/01/32 ..................................  14,690,000        16,930,078
     wts., Series D, FGIC Insured, Pre-Refunded, 5.75%, 2/01/22 ............................   5,000,000         5,641,700
  Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
    Refunding, AMBAC Insured, 6.00%, 3/01/26 ...............................................   4,000,000         4,380,720
  Muscle Shoals GO, wts., MBIA Insured, 5.50%, 8/01/30 .....................................   2,000,000         2,220,780
  University of Alabama University Revenues, FGIC Insured, 5.25%, 10/01/27 .................   5,975,000         6,338,579
                                                                                                            ---------------
                                                                                                                92,164,679
                                                                                                            ---------------

  ALASKA .7%
  Alaska Energy Authority Power Revenue, Bradley Lake Project, MBIA Insured, 6.25%,
    7/01/21 ................................................................................       5,000             5,016
  Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 ........   3,000,000         3,238,050
  Alaska Industrial Development and Export Authority Revenue, Revolving Fund, Refunding,
    Series A, MBIA Insured, 6.125%, 4/01/27 ................................................   5,000,000         5,596,050
  Alaska State HFC Revenue, Refunding, Series A, MBIA Insured,
     6.00%, 6/01/27 ........................................................................   5,000,000         5,246,150
     5.875%, 12/01/30 ......................................................................     215,000           221,556
                                                                                                            ---------------
                                                                                                                14,306,822
                                                                                                            ---------------
  ARIZONA 2.6%
  Arizona State Municipal Financing Program COP, Series 1986-20, MBIA Insured,
    ETM, 7.70%, 8/01/10 ....................................................................   6,000,000         7,514,940
  Cochise County USD No. 68, GO, Sierra Vista, Refunding, FGIC Insured, 7.50%, 7/01/10 .....     500,000           643,760
  Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Services, Refunding,
    Series A, MBIA Insured, ETM, 7.00%, 12/01/16 ...........................................     300,000           397,443
  Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
     5.75%, 1/01/25 ........................................................................  18,000,000        20,123,100
     5.625%, 1/01/29 .......................................................................  12,655,000        13,946,063
  Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%, 8/15/28 ...   3,000,000         3,069,000
  Tucson Water Revenue, Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ..........   5,000,000         5,594,150
                                                                                                            ---------------
                                                                                                                51,288,456
                                                                                                            ---------------




                                                              Annual Report | 53

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  ARKANSAS 1.0%
  Arkansas State Development Finance Authority Water Revenue, Refunding, Series A,
    MBIA Insured, 6.50%, 7/01/10 ........................................................... $ 2,000,000    $    2,426,300
  Little Rock School District GO,
     Refunding, Series B, FSA Insured, 5.50%, 2/01/33 ......................................   3,970,000         4,328,571
     Series C, FSA Insured, 5.25%, 2/01/33 .................................................   7,790,000         8,242,443
  Paragould Water and Electric Revenue, AMBAC Insured, 5.65%, 12/01/25 .....................   1,000,000         1,130,030
  University of Arkansas University Revenues, Various Facility, Fayetteville Campus,
    FGIC Insured, 5.00%, 12/01/32 ..........................................................   4,000,000         4,169,440
                                                                                                            ---------------
                                                                                                                20,296,784
                                                                                                            ---------------

  CALIFORNIA 5.9%
  California State GO,
     AMBAC Insured, 5.00%, 2/01/33 .........................................................   7,000,000         7,293,160
     FSA Insured, 5.00%, 2/01/29 ...........................................................   7,000,000         7,309,540
     Refunding, AMBAC Insured, 5.00%, 2/01/32 ..............................................   4,750,000         4,938,480
     Refunding, MBIA Insured, 5.00%, 2/01/31 ...............................................  30,000,000        31,224,000
     Refunding, MBIA Insured, 5.00%, 10/01/32 ..............................................   1,910,000         1,991,079
  Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .............  15,000,000        20,855,550
  Los Angeles County MTA Sales Tax Revenue, Refunding Proposition A First Tier Senior, Series B,
    MBIA Insured, 4.50%, 7/01/21 ...........................................................  35,000,000        35,964,950
  Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured,
    5.50%, 2/01/14 .........................................................................     250,000           291,333
  San Francisco BART, District Sales Tax Revenue, FGIC Insured, 5.50%, 7/01/20 .............   1,035,000         1,103,186
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
    MBIA Insured, 5.25%, 1/15/30 ...........................................................   4,000,000         4,221,040
                                                                                                            ---------------
                                                                                                               115,192,318
                                                                                                            ---------------

  COLORADO 2.8%
  Broomfield COP, AMBAC Insured, 6.00%, 12/01/29 ...........................................   3,000,000         3,481,800
  Centennial Water and Sanitation District Water and Sewer Revenue, Refunding, Series A,
    FSA Insured, 5.125%, 12/01/17 ..........................................................   5,000,000         5,394,150
  Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan Program,
    Series A, FSA Insured, 7.25%, 7/15/17 ..................................................     205,000           205,701
  Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A,
    MBIA Insured, 5.00%, 9/01/21 ...........................................................   5,000,000         5,267,000
  Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 ..............   2,455,000         2,689,526
  Denver City and County Airport Revenue,
     Series C, MBIA Insured, ETM, 6.125%, 11/15/25 .........................................   8,000,000         8,831,236
     Series E, MBIA Insured, 5.50%, 11/15/25 ...............................................   5,000,000         5,418,750
  Garfield, Pitkin and Eagle Counties Reorganized School District No. 1 GO, MBIA Insured,
    Pre-Refunded, 6.60%, 12/15/14 ..........................................................   3,600,000         3,693,780
  Morgan County PCR, first mortgage, Public Service Co., Refunding, Series A,
    MBIA Insured, 5.50%, 6/01/12 ...........................................................   1,000,000         1,011,060
  Mountain College Residence Hall Authority Revenue, MBIA Insured,
     5.625%, 6/01/12 .......................................................................   1,900,000         2,086,656
     5.75%, 6/01/23 ........................................................................   3,000,000         3,259,740


54  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  COLORADO (CONT.)
  University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
     5.20%, 11/15/17 ....................................................................... $ 5,425,000    $    5,891,008
     5.25%, 11/15/22 .......................................................................   7,800,000         8,398,182
                                                                                                            ---------------
                                                                                                                55,628,589
                                                                                                            ---------------

  CONNECTICUT .3%
  Connecticut State Health and Educational Facilities Authority Revenue,
     Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14 ..............................     335,000           336,129
     Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 ................................   2,450,000         2,515,366
     Trinity College, Series D, FGIC Insured, Pre-Refunded, 6.125%, 7/01/24 ................   2,000,000         2,073,980
                                                                                                            ---------------
                                                                                                                 4,925,475
                                                                                                            ---------------

  DELAWARE .2%
  Delaware State Health Facilities Authority Revenue, Medical Center, MBIA Insured,
    Pre-Refunded, 7.00%, 10/01/15 ..........................................................   2,900,000         2,913,746
                                                                                                            ---------------

  FLORIDA 7.6%
  Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 ..............     265,000           294,889
  Clearwater Water and Sewer Revenue, FGIC Insured, 5.00%,
     12/01/28 ..............................................................................  11,050,000        11,599,848
     12/01/32 ..............................................................................  13,665,000        14,304,385
  Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ..........     200,000           251,740
  Florida State Board of Education Capital Outlay GO, Public Education,
     Refunding, Series E, FGIC Insured, 5.00%, 6/01/24 .....................................   5,000,000         5,276,000
     Series B, FGIC Insured, 5.00%, 6/01/23 ................................................   5,395,000         5,735,263
  Florida State Board of Education GO,
     Public Education, Refunding, Series B, MBIA Insured, 4.75%, 6/01/22 ...................   1,000,000         1,040,160
     Series C, MBIA Insured, 5.00%, 6/01/27 ................................................   4,245,000         4,489,342
  Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, FGIC Insured,
    5.25%, 10/01/28 ........................................................................   2,500,000         2,633,275
  Hillsborough County IDAR,
     PCR, Tampa Electric Co. Project, Refunding, MBIA Insured, 6.25%, 12/01/34 .............   1,000,000         1,057,110
     University Community Hospital, MBIA Insured, 5.80%, 8/15/24 ...........................   3,000,000         3,114,420
  Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/30 ...........................   5,000,000         5,214,300
  Jacksonville Transportation Revenue, MBIA Insured, 5.25%, 10/01/29 .......................  11,000,000        11,691,240
  Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding,
    MBIA Insured, 6.05%,
     11/01/15 ..............................................................................   1,000,000         1,111,690
     11/01/20 ..............................................................................   1,000,000         1,101,800
  Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15 ....................   2,000,000         2,139,800
  Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 .............   5,000,000         5,657,050
  Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 .....................   1,000,000         1,025,780
  Orange County Health Facilities Authority Revenue, MBIA Insured, 6.00%, 11/01/24 .........     260,000           263,741
  Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 ...................  10,000,000        10,453,400
  Orange County Tourist Development Tax Revenue, AMBAC Insured,
     5.25%, 10/01/27 .......................................................................  10,000,000        10,684,400
     5.50%, 10/01/31 .......................................................................   1,000,000         1,108,530



                                                              Annual Report | 55

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  FLORIDA (CONT.)
  Orlando and Orange County Expressway Authority Expressway Revenue,
     junior lien, FGIC Insured, 6.50%, 7/01/10 ............................................. $   100,000    $      122,746
     junior lien, FGIC Insured, 6.50%, 7/01/12 .............................................     225,000           281,509
     Series B, AMBAC Insured, 5.00%, 7/01/35 ...............................................   9,000,000         9,465,210
  Osceola County School Board COP, Series A, AMBAC Insured, 5.25%, 6/01/27 .................  13,000,000        13,943,280
  Pasco County Guaranteed Entitlement Revenue, Refunding, FSA Insured, 5.00%, 12/01/33 .....   2,185,000         2,296,675
  Pinellas County Health Facilities Authority Revenue, Baycare Health System,
    FSA Insured, 5.00%, 11/15/30 ...........................................................   4,000,000         4,160,360
  Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 9/01/15 ..........     895,000           911,307
  Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24 ......................   5,000,000         5,194,100
  Reedy Creek ID, Utilities Revenue, Refunding, Series 1, MBIA Insured,
    Pre-Refunded, 5.00%, 10/01/19 ..........................................................   3,500,000         3,546,235
  Sumter County School District Revenue, Multi-District Loan Program,
    FSA Insured, 7.15%, 11/01/15 ...........................................................     245,000           329,724
  Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ..............   2,000,000         2,211,720
  Tampa Bay Water Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 ......   2,000,000         2,416,980
  Volusia County Educational Facility Authority Revenue, Embry Riddle Aeronautical
    University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19 ........................   3,500,000         3,840,410
                                                                                                            ---------------
                                                                                                               148,968,419
                                                                                                            ---------------

  GEORGIA 6.9%
  Athens Housing Authority Student Housing Lease Revenue, University of Georgia, East Campus,
    Refunding, AMBAC Insured, 5.00%, 12/01/33 ..............................................   6,000,000         6,262,980
  Atlanta Airport Facilities Revenue, Refunding, Series A, FGIC Insured,
    Pre-Refunded, 5.50%, 1/01/26 ...........................................................  13,750,000        16,133,425
  Atlanta GO, Refunding, FGIC Insured, 5.00%, 12/01/20 .....................................   3,775,000         4,010,182
  Atlanta Water and Wastewater Revenue, Series A, FGIC Insured,
     5.00%, 11/01/29 .......................................................................   4,750,000         4,922,425
     Pre-Refunded, 5.00%, 11/01/29 .........................................................   5,250,000         6,004,687
  Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured,
    6.10%, 10/01/14 ........................................................................   1,535,000         1,922,342
  Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, Refunding,
    2nd Series, AMBAC Insured, 5.25%, 5/01/34 ..............................................   5,000,000         5,111,700
  Cherokee County Water and Sewage Authority Revenue,
     FGIC Insured, 5.00%, 8/01/27 ..........................................................   1,500,000         1,557,390
     MBIA Insured, 6.90%, 8/01/18 ..........................................................      15,000            15,048
  Columbus Building Authority Lease Revenue, Series A, FGIC Insured, 5.00%, 1/01/31 ........   3,500,000         3,682,210
  Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A,
    MBIA Insured, 6.50%, 7/01/24 ...........................................................     985,000           987,472
  Fulton County Development Authority Revenue, Georgia Tech Athletic Association,
    Refunding, AMBAC Insured, 5.125%, 10/01/32 .............................................   8,000,000         8,396,000
  Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
    Regional Healthcare Systems, MBIA Insured, 5.50%, 8/01/19 ..............................  15,000,000        16,794,450
  Henry County Water and Sewer Authority Revenue, FGIC Insured, 5.625%, 2/01/30 ............   3,500,000         3,855,390
  Macon-Bibb County Urban Development Authority Revenue, MFH, Refunding, Series A,
    MBIA Insured, 5.55%, 1/01/24 ...........................................................   1,590,000         1,640,896



56  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  GEORGIA  (CONT.)
  Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series,
    MBIA Insured, 5.00%,
     7/01/27 ............................................................................... $13,470,000    $   14,095,277
     7/01/28 ...............................................................................  14,175,000        14,811,883
     7/01/32 ...............................................................................   8,575,000         8,953,844
  Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA Insured,
    5.375%, 7/01/29 ........................................................................   6,350,000         6,788,404
  South Fulton Municipal Regional Water & Sewer Authority, Water Revenue, MBIA Insured,
    5.00%, 1/01/33 .........................................................................   8,000,000         8,353,440
                                                                                                            ---------------
                                                                                                               134,299,445
                                                                                                            ---------------

  HAWAII .9%
  Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
     5/01/12 ...............................................................................   1,000,000         1,180,580
     5/01/13 ...............................................................................   1,000,000         1,187,470
  Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue, St. Francis
    Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 ................................   4,000,000         4,053,440
  Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian Electric Co.
    Project, Series B, MBIA Insured, 5.875%, 12/01/26 ......................................   2,000,000         2,173,280
  Honolulu City and County GO, Series C, FGIC Insured, 5.00%, 7/01/20 ......................   6,250,000         6,678,188
  Kauai County GO, Series A, FGIC Insured, Pre-Refunded, 6.125%, 8/01/23 ...................   1,755,000         2,135,466
                                                                                                            ---------------
                                                                                                                17,408,424
                                                                                                            ---------------

  IDAHO .1%
  Boise State University Revenues, Student Fee, MBIA Insured, Pre-Refunded, 6.50%, 4/01/19 .   1,000,000         1,014,370
                                                                                                            ---------------

  ILLINOIS 1.3%
  Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured,
    5.25%, 12/01/30 ........................................................................   2,000,000         2,094,620
  Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%, 1/01/09 ..     320,000           376,470
  Cook County Community College District No. 508 COP, FGIC Insured, 8.75%, 1/01/05 .........   5,000,000         5,314,200
  Illinois Health Facilities Authority Revenue,
     Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 8/15/10 .........   2,730,000         2,739,282
     Michael Reese Hospital, Series A, FSA Insured, ETM, 7.60%, 2/15/05 ....................     850,000           903,074
     Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 ...   5,000,000         5,149,850
     Series 1990, FSA Insured, 7.75%, 8/15/10 ..............................................   2,178,000         2,185,797
     Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 .........................................      50,000            65,721
  Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured,
    6.50%, 1/01/06 .........................................................................     300,000           328,482
  Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
    Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 ..................   4,225,000         4,398,141
  Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 ............   2,000,000         2,035,000
  Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ......     300,000           397,323
                                                                                                            ---------------
                                                                                                                25,987,960
                                                                                                            ---------------

  IOWA .1%
  Greater Iowa Housing Assistance Corp. Mortgage Revenue, Logan Park Project, Refunding,
    Series B, MBIA Insured, 6.50%, 1/01/24 .................................................   2,055,000         2,060,158
                                                                                                            ---------------



                                                              Annual Report | 57

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  KANSAS .3%
  Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, MBIA Insured, 7.00%,
    6/01/31 ................................................................................ $ 3,350,000    $    3,534,250
  Cowley and Shawnee Counties SFMR, GNMA Secured, 7.35%, 12/01/11 ..........................     240,000           242,014
  Kansas State Development Finance Authority Health Facility Revenue, MBIA Insured,
    5.80%, 11/15/21 ........................................................................   1,330,000         1,458,837
                                                                                                            ---------------
                                                                                                                 5,235,101
                                                                                                            ---------------

  KENTUCKY .6%
  Jefferson County Capital Projects Corp. Revenue, Lease, MBIA Insured,
     5.375%, 6/01/22 .......................................................................   2,000,000         2,157,400
     5.50%, 6/01/28 ........................................................................     750,000           819,180
  Kenton County Water District No. 1 Waterworks Revenue, Series B, FGIC Insured, Pre-Refunded,
    5.70%, 2/01/20 .........................................................................   1,250,000         1,357,125
  Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
    Series A,
     AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 ...........................................   2,000,000         2,121,180
     MBIA Insured, 5.50%, 5/15/34 ..........................................................   5,000,000         5,553,950
                                                                                                            ---------------
                                                                                                                12,008,835
                                                                                                            ---------------

  LOUISIANA .8%
  Louisiana Local Government Environmental Facilities CDA Revenue, Parking Facilities Corp.
    Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 ..............................   5,485,000         5,884,692
  Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 .......  10,000,000        10,375,400
                                                                                                            ---------------
                                                                                                                16,260,092
                                                                                                            ---------------

  MAINE .2%
  Maine State Health and Higher Educational Facilities Authority Revenue,
     Series B, FSA Insured, Pre-Refunded, 7.00%, 7/01/24 ...................................   2,000,000         2,079,680
     Series C, FSA Insured, 6.20%, 7/01/25 .................................................   2,015,000         2,177,087
                                                                                                            ---------------
                                                                                                                 4,256,767
                                                                                                            ---------------

  MARYLAND 1.0%
  Baltimore Project Revenue, Wastewater Project, Refunding, FGIC Insured, 5.125%, 7/01/42 ..  11,000,000        11,597,410
  Baltimore Revenue, Wastewater Project, Series A, FSA Insured, Pre-Refunded, 5.75%,
    7/01/30 ................................................................................   5,880,000         7,010,783
  Maryland State CDA, Department of Housing and Community Development Revenue,
    Infrastructure Financing, Series A, AMBAC Insured, 6.625%, 6/01/12 .....................     230,000           233,174
  Maryland State Health and Higher Educational Facilities Authority Revenue, University of
    Maryland Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 ........................     200,000           264,160
                                                                                                            ---------------
                                                                                                                19,105,527
                                                                                                            ---------------

  MASSACHUSETTS 3.7%
  Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%, 3/01/18 ...   1,125,000         1,211,996
  Massachusetts State GO, MBIA Insured, 5.00%, 8/01/27 .....................................   4,390,000         4,548,347
  Massachusetts State Health and Educational Facilities Authority Revenue,
     Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .......................  10,000,000        11,025,600
     Caregroup Issue, Series A, MBIA Insured, 5.00%, 7/01/25 ...............................   4,250,000         4,379,795
     Caregroup Issue, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/25 .................     750,000           836,077
     Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ...................   5,000,000         5,197,150


58  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MASSACHUSETTS (CONT.)
  Massachusetts State Health and Educational Facilities Authority Revenue, (cont.)
     Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ......................... $ 3,000,000    $    3,197,460
     Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ..................   1,000,000         1,022,750
     Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ...................   9,700,000        10,280,254
     Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 .............................   8,000,000         8,320,240
  Massachusetts State Industrial Finance Agency Revenue, Suffolk University, AMBAC Insured,
    5.25%, 7/01/17 .........................................................................   3,000,000         3,316,980
  Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project,
    MBIA Insured, 5.625%,
     7/01/20 ...............................................................................   1,590,000         1,709,950
     7/01/21 ...............................................................................   1,560,000         1,675,144
     7/01/23 ...............................................................................   2,155,000         2,300,053
     7/01/24 ...............................................................................   2,910,000         3,105,872
  Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub. lien,
    Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 .....................................   2,100,000         2,160,837
  Massachusetts State Water Resource Authority Revenue, Refunding, Series J, FSA Insured,
    5.00%, 8/01/32 .........................................................................   8,500,000         8,873,235
                                                                                                            ---------------
                                                                                                                73,161,740
                                                                                                            ---------------

  MICHIGAN 9.0%
  Central Michigan University Revenue, Series A, AMBAC Insured, 5.05%, 10/01/32 ............   8,650,000         9,112,948
  Chippewa Valley Schools GO, Refunding, AMBAC Insured, 5.00%, 5/01/27 .....................   1,000,000         1,027,890
  Detroit City School District GO, Series A, FSA Insured, 5.125%, 5/01/31 ..................   6,500,000         6,842,550
  Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/21 .................  12,390,000        13,184,323
  Detroit Sewage Disposal Revenue,
     Refunding, senior lien, Series A, FGIC Insured, 5.125%, 7/01/31 .......................   6,000,000         6,288,720
     Series A, MBIA Insured, 5.00%, 7/01/25 ................................................   4,395,000         4,441,411
  Detroit Water Supply System Revenue,
     senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 ...................................   9,815,000        10,420,487
     senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 .....................  10,185,000        11,908,200
     senior lien, Series A, MBIA Insured, 5.00%, 7/01/34 ...................................   4,500,000         4,700,970
     Series B, MBIA Insured, 5.00%, 7/01/34 ................................................   5,450,000         5,693,397
  Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/27 ...........................   7,250,000         7,822,533
  Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series A,
    AMBAC Insured, 5.25%, 6/01/17 ..........................................................     500,000           549,320
  Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist Hospital,
    Refunding and Improvement,
     MBIA Insured, 5.875%, 5/15/26 .........................................................   5,500,000         6,159,780
     Series A, MBIA Insured, Pre-Refunded, 6.375%, 5/15/17 .................................     495,000           509,018
  Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding,
    Series D, FSA Insured, 6.10%, 4/01/19 ..................................................   5,000,000         5,517,550
  Michigan Municipal Bond Authority Revenue, Clean Water Revolving, MBIA Insured,
    5.00%, 10/01/23 ........................................................................   5,095,000         5,370,589
  Michigan State Building Authority Revenue, Facilities Program, Refunding, Series II,
    MBIA Insured, 5.00%, 10/15/29 ..........................................................  14,000,000        14,730,800



                                                              Annual Report | 59

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MICHIGAN (CONT.)
  Michigan State Hospital Finance Authority Revenue,
     Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 ....... $ 2,000,000    $    2,124,680
     Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ............  10,000,000        10,342,700
     St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ..........   2,500,000         2,547,375
  Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution
    Project, Refunding, Series BB, AMBAC Insured, 7.00%, 5/01/21 ...........................     250,000           334,608
  Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
    Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ........  10,000,000        10,605,500
  Michigan State Trunk Line Revenue, Series A, FSA Insured, 5.25%, 11/01/30 ................  20,000,000        21,308,400
  Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
    MBIA Insured, 5.25%, 11/15/31 ..........................................................   4,000,000         4,233,160
  Saginaw Valley State University Revenue, Refunding, AMBAC Insured, 5.30%, 7/01/28 ........   3,400,000         3,607,366
  Yale Public Schools District GO, FSA Insured, 5.375%, 5/01/27 ............................   3,845,000         4,050,515
  Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 .......................   3,180,000         3,346,950
                                                                                                            ---------------
                                                                                                               176,781,740
                                                                                                            ---------------

  MINNESOTA 3.9%
  Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ......   2,000,000         2,084,320
  Medford ISD No. 763, GO, Series A, FSA Insured, 5.125%, 2/01/26 ..........................   2,475,000         2,618,599
  Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Series C,
    FGIC Insured, 5.25%, 1/01/26 ...........................................................   8,000,000         8,479,040
  Minneapolis and St. Paul Metropolitan Apartments Community Apartment Revenue, Series C,
    FGIC Insured, 5.25%, 1/01/32 ...........................................................   4,500,000         4,755,780
  Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured,
    4.625%, 2/01/17 ........................................................................   1,635,000         1,735,651
  Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
    Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ..................  12,280,000        13,650,694
  Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ..   1,415,000         1,457,662
  Robbinsdale ISD No. 281, GO, MBIA Insured, 5.00%, 2/01/22 ................................   7,340,000         7,714,193
  Sauk Rapids ISD No. 47, GO, Series A, MBIA Insured, 5.75%, 2/01/26 .......................  11,850,000        13,434,938
  South Washington County ISD No. 833, GO, Series B, FSA Insured, 5.00%,
     2/01/22 ...............................................................................  10,970,000        11,669,008
     2/01/23 ...............................................................................   6,000,000         6,349,020
  Woodbury COP, Series A, AMBAC Insured, 5.35%, 2/01/21 ....................................   2,915,000         3,173,007
                                                                                                            ---------------
                                                                                                                77,121,912
                                                                                                            ---------------

  MISSISSIPPI
  Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
    Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 ......................................     200,000           278,776
                                                                                                            ---------------

  MISSOURI .3%
  St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 .........................      35,000            35,083
  St. Louis Municipal Finance Corp. Leasehold Revenue,
     City Justice Center, Series A, AMBAC Insured, Pre-Refunded, 5.95%, 2/15/16 ............   2,000,000         2,220,380
     Refunding and Improvement, FGIC Insured, Pre-Refunded, 6.25%, 2/15/12 .................   2,025,000         2,120,114
  St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 4/01/12 ....................   1,485,000         1,490,806
                                                                                                            ---------------
                                                                                                                 5,866,383
                                                                                                            ---------------



60  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MONTANA .6%
  Montana State Board Workers Compensation Investment Program Revenue, MBIA Insured,
    ETM, 6.875%, 6/01/20 ................................................................... $ 8,500,000    $    9,852,605
  Montana State University Revenue, Higher Education Facilities, Acquisition and Improvement,
    Series C, MBIA Insured, Pre-Refunded, 6.00%, 11/15/14 ..................................   1,000,000         1,035,490
                                                                                                            ---------------
                                                                                                                10,888,095
                                                                                                            ---------------

  NEBRASKA .2%
  Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
    MBIA Insured, ETM, 6.70%, 6/01/22 ......................................................   2,500,000         3,212,700
  Nebraska Educational Finance Authority Revenue, Creighton University Project, AMBAC Insured,
    5.95%, 1/01/11 .........................................................................   1,000,000         1,088,880
                                                                                                            ---------------
                                                                                                                 4,301,580
                                                                                                            ---------------

  NEVADA .9%
  Carson City Hospital Revenue, Series B, AMBAC Insured, Pre-Refunded, 5.40%, 3/01/17 ......   1,000,000         1,121,460
  Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 .................................     250,000           321,837
  Clark County School District GO, Series A, MBIA Insured, 7.00%, 6/01/10 ..................   4,000,000         4,976,880
  Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project,
    First Tier, AMBAC Insured, 5.625%, 1/01/34 .............................................   5,000,000         5,536,350
  Truckee Meadows Water Authority Revenue, Series A, FSA Insured, 5.125%, 7/01/30 ..........   5,000,000         5,243,800
                                                                                                            ---------------
                                                                                                                17,200,327
                                                                                                            ---------------

  NEW HAMPSHIRE .4%
  New Hampshire Higher Education and Health Facilities Authority Revenue, Mary Hitchcock
    Memorial Hospital, FGIC Insured, Pre-Refunded, 5.75%, 8/15/23 ..........................   6,750,000         7,031,070
                                                                                                            ---------------

  NEW JERSEY 2.0%
  Essex County Improvement Authority Revenue,
     Garden State Cancer Center Project, AMBAC Insured, 6.00%, 12/01/20 ....................   2,525,000         2,766,743
     Jail and Youth House Projects, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/24 ...........   3,000,000         3,195,030
  Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 .......................................   3,575,000         3,784,388
  Mount Laurel Township Municipal Utility Authority, Utility System Revenue, Series A,
    MBIA Insured, Pre-Refunded, 6.00%, 7/01/15 .............................................   1,215,000         1,235,218
  New Jersey EDA Revenue,
     Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 .....................   5,000,000         5,268,300
     School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 ................  22,000,000        22,543,620
  New Jersey State Turnpike Authority Turnpike Revenue,
     Refunding, Series C, AMBAC Insured, 6.50%, 1/01/16 ....................................      70,000            88,121
     Series C, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/16 .................................     230,000           288,480
                                                                                                            ---------------
                                                                                                                39,169,900
                                                                                                            ---------------

  NEW MEXICO .1%
  Gallup PCR, Plains Electric Generation, Refunding, MBIA Insured, 6.65%, 8/15/17 ..........   2,000,000         2,026,120
                                                                                                            ---------------





                                                              Annual Report | 61

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK 7.3%
  Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/10 ............ $   900,000    $    1,113,993
  Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC Insured,
    5.375%, 6/01/27 ........................................................................   3,945,000         4,225,134
  MTA Revenue, Series B, MBIA Insured, 5.00%, 11/15/28 .....................................  20,000,000        21,115,800
  MTA Service Contract Revenue, Series B, MBIA Insured, 5.00%, 1/01/31 .....................   7,000,000         7,329,560
  Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
    5.75%, 8/01/29 .........................................................................   5,000,000         5,617,050
  New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Refunding, Series B, FGIC Insured, 5.25%, 6/15/29 .....................................  10,405,000        10,826,923
     Series B, AMBAC Insured, 5.25%, 6/15/29 ...............................................   5,000,000         5,202,750
  New York City Transitional Finance Authority Revenue, Future Tax Secured, Series A,
    FGIC Insured, 5.125%, 8/01/33 ..........................................................  14,590,000        15,478,239
  New York City Trust Cultural Resources Revenue, New York Botanical Garden, MBIA Insured,
    5.80%, 7/01/26 .........................................................................   2,000,000         2,210,900
  New York State Dormitory Authority Revenue,
     Mental Health Services Facilities Improvement, Series B, MBIA Insured, 5.25%, 8/15/31 .   9,065,000         9,596,934
     Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
      5.25%, 8/15/31 .......................................................................   5,935,000         6,954,455
     Pace University, MBIA Insured, 5.70%, 7/01/22 .........................................   7,500,000         8,464,125
     Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ..............................   2,500,000         2,808,125
     St. John's University, MBIA Insured, 5.70%, 7/01/26 ...................................  15,000,000        16,447,800
     Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 ................................   4,000,000         4,247,240
  New York State Energy Research and Development Authority PCR, Rochester Gas and Electric
    Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/32 .............................   5,000,000         5,055,200
  Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo International
    Airport, Series A, AMBAC Insured, 6.25%, 4/01/24 .......................................   9,000,000         9,211,590
  Triborough Bridge and Tunnel Authority Revenues, Refunding, MBIA Insured, 5.00%,
    11/15/32 ...............................................................................   5,000,000         5,258,900
  Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue, Refunding,
    Series A, FSA Insured, 5.125%, 10/01/26 ................................................   1,495,000         1,549,792
                                                                                                            ---------------
                                                                                                               142,714,510
                                                                                                            ---------------

  NORTH CAROLINA .8%
  Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 .............................   1,000,000         1,099,200
  North Carolina Medical Care Commission Hospital Revenue, Rex Healthcare Project,
    AMBAC Insured, 5.00%, 6/01/17 ..........................................................   5,000,000         5,358,850
  North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA Insured, ETM,
    6.50%, 1/01/10 .........................................................................      20,000            23,628
  Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
     11/01/25 ..............................................................................   5,000,000         5,242,000
     11/01/31 ..............................................................................   4,000,000         4,160,040
                                                                                                            ---------------
                                                                                                                15,883,718
                                                                                                            ---------------




62  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NORTH DAKOTA .3%
  Grand Forks Health Care System Revenue, Altru Health System Obligation Group, MBIA Insured,
    5.625%, 8/15/27 ........................................................................ $ 5,390,000    $    5,851,061
                                                                                                            ---------------

  OHIO 6.3%
  Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured,
    5.00%, 12/01/33 ........................................................................   5,000,000         5,271,850
  Cleveland Airport System Revenue, Series A, FSA Insured,
     5.125%, 1/01/27 .......................................................................   4,000,000         4,107,720
     5.00%, 1/01/31 ........................................................................  15,405,000        15,907,357
  Cleveland Waterworks Revenue, Refunding and Improvement, Series I, FSA Insured,
    5.00%, 1/01/23 .........................................................................   2,750,000         2,859,257
  Columbus City School District GO, School Facilities Construction and Improvement,
    FGIC Insured, 5.00%,
     12/01/28 ..............................................................................   8,000,000         8,441,680
     12/01/31 ..............................................................................  10,295,000        10,839,297
  Elyria GO, FGIC Insured, 5.40%, 12/01/17 .................................................   2,400,000         2,651,736
  Hamilton County Sales Tax, Hamilton County Football, Project B, MBIA Insured,
    5.00%, 12/01/27 ........................................................................   3,250,000         3,369,502
  Hamilton County Sewer System Revenue, Metropolitan Sewer District Improvement, Refunding,
    Series A, MBIA Insured, 5.00%, 12/01/28 ................................................   6,000,000         6,345,780
  Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.15%, 10/15/17 ...............   3,015,000         3,294,129
  Licking Heights Local School District GO, School Facilities Construction and Improvements,
    Series A, FGIC Insured, 5.625%, 12/01/28 ...............................................   3,465,000         3,881,632
  Lucas County Hospital Revenue, Promedica Healthcare Obligation Group, Refunding,
    AMBAC Insured, 5.375%, 11/15/29 ........................................................   5,000,000         5,326,350
  Medina City School District GO, FGIC Insured, 5.25%, 12/01/28 ............................   7,500,000         7,948,800
  Ohio State GO, Common Schools, FSA Insured, 5.00%, 9/15/21 ...............................   3,230,000         3,423,154
  Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded,
    5.50%, 2/15/26 .........................................................................  12,000,000        13,206,240
  Springfield City School District GO, FGIC Insured, 5.20%, 12/01/23 .......................   3,860,000         4,206,203
  Streetsboro City School District GO, School Improvement, MBIA Insured, 5.125%, 12/01/21 ..   3,700,000         3,984,863
  Sugarcreek Local School District GO, Refunding, School Improvement, MBIA Insured,
    5.00%, 12/01/31 ........................................................................   8,000,000         8,441,440
  Toledo City School District GO, School Facilities Improvement, Series B, FGIC Insured,
    5.00%, 12/01/32 ........................................................................   4,000,000         4,217,480
  University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 ...   2,950,000         3,061,687
  West Holmes Local School District GO, MBIA Insured, 5.375%, 12/01/17 .....................   3,100,000         3,419,920
                                                                                                            ---------------
                                                                                                               124,206,077
                                                                                                            ---------------

  OKLAHOMA .3%
  McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ........................     300,000           371,100
  Okmulgee County Governmental Building Authority Sales Tax Revenue, first mortgage,
    MBIA Insured, 6.20%, 3/01/20 ...........................................................   1,625,000         1,883,668
  Tulsa Industrial Authority Revenue, Holland Hall School Project, FSA Insured, Pre-Refunded,
    6.75%, 12/01/14 ........................................................................   3,270,000         3,476,533
                                                                                                            ---------------
                                                                                                                 5,731,301
                                                                                                            ---------------



                                                              Annual Report | 63

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  OREGON 1.9%
  Chemeketa Community College District GO, FGIC Insured, Pre-Refunded, 5.95%, 6/01/16 ...... $ 3,000,000    $    3,312,450
  Clackamas Community College District Revenue, MBIA Insured, Pre-Refunded, 5.80%,
    6/01/26 ................................................................................   2,500,000         2,752,100
  Josephine County School District No. 7 GO, FGIC Insured, 5.70%, 6/01/13 ..................   5,000,000         5,652,250
  Northern Wasco County Peoples Utilities District Electric Revenue, FGIC Insured,
    5.625%, 12/01/22 .......................................................................   1,000,000         1,080,480
  Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%,
    11/15/12 ...............................................................................     700,000           759,836
  Oregon Health Sciences University Revenue,
     Series A, MBIA Insured, 5.00%, 7/01/32 ................................................   8,000,000         8,401,280
     Series B, MBIA Insured, 5.25%, 7/01/15 ................................................   1,500,000         1,644,375
  Oregon State Department of Administrative Services COP, Series A,
     AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24 ...........................................   5,000,000         5,698,900
     MBIA Insured, Pre-Refunded, 5.70%, 5/01/17 ............................................   1,000,000         1,104,760
  Port of Portland International Airport Revenue, Portland International Airport, Series 11,
    FGIC Insured, 5.625%, 7/01/26 ..........................................................   1,000,000         1,062,720
  Washington County Unified Sewer Agency Revenue, senior lien,
     FGIC Insured, 5.50%, 10/01/16 .........................................................   1,845,000         2,044,186
     Series A, AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ...............................   1,000,000         1,030,030
  Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of St. Joseph
    of Peace Health and Hospital Services, Refunding, MBIA Insured, 5.875%, 8/01/12 ........   3,000,000         3,114,450
                                                                                                            ---------------
                                                                                                                37,657,817
                                                                                                            ---------------

  PENNSYLVANIA 1.6%
  Allegheny County Hospital Development Authority Revenue, Health System, Series A, MBIA
    Insured, 6.50%, 11/15/30 ...............................................................  10,000,000        12,015,800
  Beaver County GO, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ..................   2,000,000         2,229,760
  Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM,
    6.00%, 9/01/19 .........................................................................     500,000           626,890
  Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured,
    6.10%, 6/15/25 .........................................................................   4,000,000         4,295,280
  Philadelphia Gas Works Revenue, 1998 General Ordinance, 4th Series, FSA Insured,
    5.00%, 8/01/32 .........................................................................   4,000,000         4,183,160
  Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, 5.25%, 11/01/24 .......   2,000,000         2,163,120
  Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District
    Sales Tax, AMBAC Insured, 5.25%, 2/01/31 ...............................................   6,000,000         6,316,200
  Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM,
    7.25%, 9/01/14 .........................................................................      90,000           113,613
                                                                                                            ---------------
                                                                                                                31,943,823
                                                                                                            ---------------

  RHODE ISLAND 1.0%
  Kent County Water Authority General Revenue, Series A, MBIA Insured, 6.35%, 7/15/14 ......   2,100,000         2,181,228
  Providence GO, Series A, FSA Insured, 5.70%, 7/15/19 .....................................   3,000,000         3,387,630
  Rhode Island Clean Water Financing Agency Revenue, Cranston Wastewater Treatment System,
    MBIA Insured, 5.80%, 9/01/22 ...........................................................   7,785,000         8,599,467



64  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  RHODE ISLAND (CONT.)
  Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B,
    AMBAC Insured, Pre-Refunded, 6.75%, 6/01/25 ............................................ $ 2,000,000    $    2,068,380
  Rhode Island State Health and Educational Building Corp. Revenue,
    Higher Educational Facilities, Roger Williams Facility, Connie Lee Insured, Pre-Refunded,
     7.25%, 11/15/24 .......................................................................   2,000,000         2,128,140
    Hospital Financing, Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ............   1,750,000         1,930,372
                                                                                                            ---------------
                                                                                                                20,295,217
                                                                                                            ---------------

  SOUTH CAROLINA .5%
  Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%,
    1/01/21 ................................................................................     200,000           250,212
  Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
    Series A, FSA Insured, ETM, 7.125%, 7/01/17 ............................................   3,000,000         3,847,020
  South Carolina Jobs EDA, Industrial Revenue, South Carolina Electric and Gas Co. Project,
    Series A, AMBAC Insured, 5.20%, 11/01/27 ...............................................   5,000,000         5,337,150
  Spartanburg Sanitation Sewer District Sewer System Revenue, MBIA Insured,
    Pre-Refunded, 5.50%, 6/01/27 ...........................................................     500,000           566,830
                                                                                                            ---------------
                                                                                                                10,001,212
                                                                                                            ---------------

  SOUTH DAKOTA .8%
  Brookings COP, AMBAC Insured, 5.10%, 12/01/18 ............................................   5,000,000         5,376,700
  Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 ................................   4,800,000         4,905,648
  Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08 ........................   1,245,000         1,285,027
  South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 .......................   2,720,000         3,387,026
  South Dakota State University Revenue, Housing and Auxiliary Facilities, Refunding, Series A,
    MBIA Insured, 5.50%, 4/01/17 ...........................................................      20,000            20,066
                                                                                                            ---------------
                                                                                                                14,974,467
                                                                                                            ---------------

  TENNESSEE .6%
  Johnson City Health and Educational Facilities Board Hospital Revenue, Series 2000 A,
    MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ............................................   2,780,000         2,969,179
  Johnson City Health and Educational Revenue, Medical Center Hospital, Refunding and
    Improvement, MBIA Insured, ETM, 5.25%, 7/01/28 .........................................   8,500,000         9,047,400
                                                                                                            ---------------
                                                                                                                12,016,579
                                                                                                            ---------------

  TEXAS 10.4%
  Austin Hotel Occupancy Tax Revenue, Refunding, sub. lien, AMBAC Insured,
     5.625%, 11/15/21 ......................................................................   2,355,000         2,645,065
     5.80%, 11/15/29 .......................................................................  13,750,000        15,544,925
  Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured,
     5.125%, 5/15/27 .......................................................................  11,125,000        11,645,316
     5.25%, 5/15/31 ........................................................................   5,000,000         5,291,100
  Bell County Health Facilities Development Corporate Revenue, Hospital Cook Children's Medical,
    Refunding, FSA Insured, 5.30%, 12/01/23 ................................................   5,000,000         5,336,250
  Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM,
    6.30%, 1/01/17 .........................................................................  12,230,000        14,724,186



                                                              Annual Report | 65

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  TEXAS (CONT.)
  Dallas-Fort Worth International Airport Revenue,
     Joint Series A, FGIC Insured, 6.00%, 11/01/21 ......................................... $ 2,210,000    $    2,463,774
     Refunding and Improvement, Joint Series A, FGIC Insured, 5.625%, 11/01/21 .............  12,000,000        13,019,520
  Fort Bend County Levee ID No. 011, GO, AMBAC Insured, 6.00%,
     9/01/21 ...............................................................................   1,395,000         1,490,655
     9/01/22 ...............................................................................   1,495,000         1,597,512
     9/01/23 ...............................................................................   1,610,000         1,720,398
  Grand Prairie Health Facilities Revenue, Dallas/Fort Worth Medical Center Project, Refunding,
    AMBAC Insured, 6.875%, 11/01/10 ........................................................   2,700,000         2,826,279
  Harris County Health Facilities Development Corp. Revenue, Christus Health, Refunding,
    Series A, MBIA Insured, 5.375%, 7/01/29 ................................................  22,000,000        23,257,080
  Harris County Hospital District Mortgage Revenue, AMBAC Insured,
     7.40%, 2/15/10 ........................................................................   1,200,000         1,390,284
     ETM, 7.40%, 2/15/10 ...................................................................     875,000           973,079
  Harris County Houston Sports Authority Revenue, senior lien, Series G, MBIA Insured,
    5.25%, 11/15/30 ........................................................................  21,325,000        22,496,595
  Houston Airport System Revenue, sub. lien, Series B, FSA Insured, 5.50%, 7/01/30 .........   4,700,000         5,052,359
  Houston Water and Sewer System Revenue, junior lien,
     Series B, FGIC Insured, 5.75%, 12/01/30 ...............................................  10,000,000        11,353,500
     Series C, FGIC Insured, 5.375%, 12/01/27 ..............................................   6,800,000         7,298,168
  Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. Project, Refunding,
     Series A, MBIA Insured, 5.25%, 11/01/29 ...............................................   3,185,000         3,306,126
     Series B, MBIA Insured, 5.15%, 11/01/29 ...............................................   2,750,000         2,858,157
  Palo Duro River Authority GO, Refunding, FSA Insured, 6.375%, 8/01/08 ....................   6,000,000         6,647,700
  Pflugerville GO, FGIC Insured,
     5.25%, 8/01/27 ........................................................................   3,320,000         3,540,514
     5.20%, 8/01/32 ........................................................................   3,000,000         3,177,900
  Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding,
    AMBAC Insured, 5.45%, 2/15/25 ..........................................................   1,450,000         1,544,076
  San Antonio Water Revenue,
     MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 ............................................     180,000           182,025
     Refunding and Improvement, MBIA Insured, 5.60%, 5/15/21 ...............................   3,250,000         3,542,695
  San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured,
    5.125%, 8/15/20 ........................................................................   2,870,000         3,013,615
  Smithville HDC, Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA Insured,
    6.40%, 1/01/22 .........................................................................     945,000           982,762
  Southeast HDC, Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 1/01/24 ......   1,010,000         1,052,097
  Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
    Health System, MBIA Insured, ETM, 6.00%, 9/01/24 .......................................   3,250,000         3,966,658
  Tarrant County Health Facilities Development Corp. Hospital Revenue, Fort Worth Osteopathic
    Hospital, MBIA Insured, 5.125%, 5/15/21 ................................................   2,905,000         3,065,879



66  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  TEXAS (CONT.)
  Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
     Series B, FSA Insured, 5.50%, 11/01/17 ................................................ $ 1,000,000   $     1,115,080
     Series C, FSA Insured, 5.60%, 11/01/27 ................................................   1,430,000         1,550,764
     Series D, FSA Insured, 5.375%, 11/01/27 ...............................................   9,200,000         9,802,784
  United ISD, GO, 5.125%, 8/15/26 ..........................................................   3,000,000         3,165,030
                                                                                                            ---------------
                                                                                                               202,639,907
                                                                                                            ---------------

  U.S. TERRITORIES
  District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 ...............     295,000           297,213
                                                                                                            ---------------

  UTAH .7%
  Intermountain Power Agency Power Supply Revenue, Refunding, Series B, MBIA Insured,
    5.75%, 7/01/19 .........................................................................   3,250,000         3,701,230
  Provo Electric System Revenue, Refunding, Series A, AMBAC Insured, ETM,
    10.375%, 9/15/15 .......................................................................      40,000            58,220
  Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, ETM, 5.25%,
     8/15/21 ...............................................................................   5,000,000         5,331,350
     8/15/26 ...............................................................................   5,000,000         5,264,550
                                                                                                            ---------------
                                                                                                                14,355,350
                                                                                                            ---------------

  VERMONT .2%
  Vermont HFAR, Home Mortgage Purchase, Series B, MBIA Insured, 7.60%, 12/01/24 ............   3,950,000         3,953,674
                                                                                                            ---------------

  VIRGINIA 1.2%
  Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured,
    6.00%, 6/01/12 .........................................................................   5,000,000         5,158,000
  Danville IDA, Hospital Revenue, Danville Regional Medical Center, FGIC Insured, Pre-Refunded,
    6.50%, 10/01/24 ........................................................................   1,000,000         1,042,140
  Middle River Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%, 5/15/28 .   3,510,000         3,710,351
  Southwest Regional Jail Authority Revenue, MBIA Insured, 5.00%, 9/01/35 ..................   5,680,000         5,937,645
  Spotsylvania County Water and Sewer System Revenue, MBIA Insured, 5.40%, 6/01/27 .........   3,850,000         4,126,315
  Winchester IDA, Educational Facilities Revenue, first mortgage, Shenandoah University Project,
    MBIA Insured,
     5.00%, 10/01/18 .......................................................................   1,000,000         1,073,360
     5.25%, 10/01/28 .......................................................................   1,420,000         1,509,843
                                                                                                            ---------------
                                                                                                                22,557,654
                                                                                                            ---------------

  WASHINGTON 2.8%
  Douglas County PUD No. 1, Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 .........     900,000           954,999
  King County Sewer Revenue, MBIA Insured, Pre-Refunded, 6.125%, 1/01/33 ...................   3,000,000         3,186,420
  Klickitat County PUD No. 1 Electric Revenue, FGIC Insured, Pre-Refunded,
     5.65%, 10/01/15 .......................................................................   1,000,000         1,081,120
     5.75%, 10/01/27 .......................................................................   1,000,000         1,082,680
  Mason County GO, School District No. 402, Pioneer, MBIA Insured, Pre-Refunded,
    6.60%, 12/01/11 ........................................................................   1,040,000         1,083,867



                                                              Annual Report | 67

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  WASHINGTON (CONT.)
  Pierce County GO, School District No. 003 Puyallup, FGIC Insured, 5.70%, 12/01/15 ........ $ 1,000,000    $    1,146,050
  Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 .......................................   2,000,000         2,210,640
  Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26 ..............................   2,000,000         2,210,620
  Snohomish County PUD, No. 1, Electric Revenue, Generation System, FGIC Insured, ETM,
    6.65%, 1/01/16 .........................................................................   4,250,000         5,347,392
  Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ......................................   3,400,000         3,764,548
  Thurston and Pierce Counties Community Schools GO, Series B, AMBAC Insured, Pre-Refunded,
    6.65%, 12/01/09 ........................................................................   1,305,000         1,360,528
  Washington State GO, Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ..............   6,000,000         6,377,580
  Washington State Health Care Facilities Authority Revenue,
     Providence Services, MBIA Insured, 5.50%, 12/01/26 ....................................   5,000,000         5,445,200
     Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 ....................  13,000,000        13,808,600
  Washington State University Revenues, Housing and Dining System, MBIA Insured,
    Pre-Refunded, 6.40%, 10/01/24 ..........................................................   6,130,000         6,384,763
                                                                                                            ---------------
                                                                                                                55,445,007
                                                                                                            ---------------

  WEST VIRGINIA .9%
  Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C,
    AMBAC Insured, 6.75%, 8/01/24 ..........................................................  11,560,000        12,029,914
  West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 ..........................   5,000,000         5,279,700
                                                                                                            ---------------
                                                                                                                17,309,614
                                                                                                            ---------------

  WISCONSIN .2%
  Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E,
    FGIC Insured, 6.90%, 8/01/21 ...........................................................   3,000,000         4,056,090
                                                                                                            ---------------

  WYOMING .6%
  Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding, AMBAC Insured,
    Pre-Refunded, 6.00%, 9/15/24 ...........................................................   9,885,000        10,925,396
                                                                                                            ---------------

  TOTAL BONDS ..............................................................................                 1,909,965,297
                                                                                                            ---------------

  ZERO COUPON BONDS 1.3%
  Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc., Series C,
    MBIA Insured, zero cpn. to 10/01/05,
     6.05% thereafter, 10/01/20 ............................................................  12,760,000        13,310,849
     6.15% thereafter, 10/01/26 ............................................................  12,195,000        12,349,145
                                                                                                            ---------------

  TOTAL ZERO COUPON BONDS ..................................................................                    25,659,994
                                                                                                            ---------------

  TOTAL LONG TERM INVESTMENTS (COST $1,782,472,831) ........................................                 1,935,625,291
                                                                                                            ---------------

  SHORT TERM INVESTMENTS .3%
  GEORGIA .2%
a Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put,
    .98%, 11/01/41 .........................................................................   3,050,000         3,050,000
                                                                                                            ---------------




68  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONT.)
  LOUISIANA
a Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
    First Stage, ACES, Refunding, Daily VRDN and Put, .98%, 9/01/17 ........................ $   500,000    $      500,000
                                                                                                            ---------------

  NEW YORK .1%
a Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN and Put,
    .98%, 5/01/33 ..........................................................................     200,000           200,000
a Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
    Series 2, Daily VRDN and Put, .97%, 5/01/19 ............................................   1,100,000         1,100,000
                                                                                                            ---------------

                                                                                                                 1,300,000
                                                                                                            ---------------

  TOTAL SHORT TERM INVESTMENTS (COST $4,850,000) ...........................................                     4,850,000
                                                                                                            ---------------

  TOTAL INVESTMENTS (COST $1,787,322,831) 99.1% ............................................                 1,940,475,291
  OTHER ASSETS, LESS LIABILITIES .9% .......................................................                    17,789,888
                                                                                                            ---------------

  NET ASSETS 100.0% ........................................................................                $1,958,265,179
                                                                                                            ===============



See glossary of terms on page 110.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                         Annual Report | See notes to financial statements. | 69

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND
                                                          -----------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS A                                                       2004 C      2003        2002        2001        2000 C
                                                          -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................      $11.91      $11.64      $11.54      $10.75      $11.71
                                                          -----------------------------------------------------------

Income from investment operations:

 Net investment income a .............................         .52         .54         .55         .57         .58

 Net realized and unrealized gains (losses) ..........         .20         .27         .11         .79        (.96)
                                                          -----------------------------------------------------------
Total from investment operations .....................         .72         .81         .66        1.36        (.38)
                                                          -----------------------------------------------------------
Less distributions from net investment income ........        (.52)       (.54)       (.56)       (.57)       (.58)
                                                          -----------------------------------------------------------
Net asset value, end of year .........................      $12.11      $11.91      $11.64      $11.54      $10.75
                                                          ===========================================================

Total return b .......................................       6.16%       7.19%       5.87%      12.94%     (3.34)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................    $432,467    $426,319    $382,300    $327,650    $306,531

Ratios to average net assets:

 Expenses ............................................        .67%        .67%        .69%        .70%        .68%

 Net investment income ...............................       4.36%       4.59%       4.79%       5.12%       5.16%

Portfolio turnover rate ..............................      10.99%      16.23%       6.31%      15.69%      25.75%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.




70  | Annual Report

Franklin Tax-Free Trust

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND (CONTINUED)
                                                           ----------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28,
CLASS C                                                       2004 C      2003        2002        2001        2000 C
                                                           ----------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................    $11.98      $11.70      $11.61      $10.81      $11.76
                                                           ----------------------------------------------------------

Income from investment operations:

 Net investment income a ...............................       .46         .48         .49         .51         .52

 Net realized and unrealized gains (losses) ............       .20         .28         .09         .80        (.96)
                                                           ----------------------------------------------------------

Total from investment operations .......................       .66         .76         .58        1.31        (.44)
                                                           ----------------------------------------------------------

Less distributions from net investment income ..........      (.45)       (.48)       (.49)       (.51)       (.51)
                                                           ----------------------------------------------------------

Net asset value, end of year ...........................    $12.19      $11.98      $11.70      $11.61      $10.81
                                                           ==========================================================

Total return b .........................................     5.62%       6.66%       5.16%      12.35%     (3.78)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $48,268     $43,002     $32,354     $28,397     $27,253

Ratios to average net assets:

 Expenses ..............................................     1.23%       1.21%       1.24%       1.25%       1.24%

 Net investment income .................................     3.80%       4.05%       4.24%       4.57%       4.60%

Portfolio turnover rate ................................    10.99%      16.23%       6.31%      15.69%      25.75%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.



                         Annual Report | See notes to financial statements. | 71

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.5%
  Attleboro GO, AMBAC Insured, Pre-Refunded, 6.00%,
     7/01/11 ............................................................................... $  1,045,000   $    1,083,226
     7/01/12 ...............................................................................    1,045,000        1,083,226
     7/01/13 ...............................................................................      685,000          710,057
     7/01/14 ...............................................................................      755,000          782,618
  Boston Convention Center Act 1997, Special Obligation, Series A, AMBAC Insured,
    5.00%, 5/01/27 .........................................................................    3,970,000        4,139,916
  Boston GO,
     MBIA Insured, 5.00%, 2/01/21 ..........................................................    3,000,000        3,201,630
     Series A, MBIA Insured, 5.00%, 2/01/22 ................................................    2,940,000        3,115,077
  Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 ...................    1,750,000        1,918,210
  Dudley Charleston Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19 ....    3,140,000        3,625,475
  Foxborough Stadium Infrastructure Improvement Revenue, 5.75%, 6/01/25 ....................    4,000,000        4,559,440
  Greater Lawrence Sanitary District GO, MBIA Insured, 5.625%, 6/15/20 .....................    1,000,000        1,145,180
  Holyoke Gas and Electric Department Revenue, Series A, MBIA Insured, 5.00%, 12/01/26 .....    9,805,000       10,263,776
  Hudson GO, MBIA Insured, Pre-Refunded, 6.00%,
     5/15/13 ...............................................................................      250,000          257,555
     5/15/14 ...............................................................................      240,000          247,253
  Kingston GO, FGIC Insured, 5.50%, 11/15/19 ...............................................    2,055,000        2,339,576
  Lawrence GO, AMBAC Insured, 5.00%, 2/01/21 ...............................................    1,000,000        1,063,550
  Lowell GO,
     FGIC Insured, 5.85%, 2/15/20 ..........................................................    1,595,000        1,854,347
     State Qualified, AMBAC Insured, 5.00%, 2/01/21 ........................................    1,330,000        1,432,862
     State Qualified, AMBAC Insured, 5.00%, 2/01/22 ........................................    1,405,000        1,498,545
  Ludlow GO, School Project, Limited Tax, MBIA Insured,
     7.30%, 11/01/07 .......................................................................      210,000          251,647
     7.30%, 11/01/08 .......................................................................      210,000          258,764
     7.40%, 11/01/09 .......................................................................      210,000          266,026
  Lynn Water and Sewer Commission General Revenue, Series A, FSA Insured, 5.125%,
    12/01/17 ...............................................................................    3,000,000        3,270,990
  Mansfield GO, Municipal Purpose Loan, FGIC Insured, 5.125%, 8/15/17 ......................    1,685,000        1,824,215
  Marthas Vineyard Land Bank Revenue, AMBAC Insured,
     4.875%, 5/01/22 .......................................................................    2,000,000        2,107,900
     5.00%, 5/01/32 ........................................................................    2,000,000        2,086,500
  Massachusetts Bay Transportation Authority COP, MBIA Insured, 7.75%, 1/15/06 .............    1,015,000        1,099,722
  Massachusetts Bay Transportation Authority Revenue, General Transportation System,
     Series C, FGIC Insured, 5.25%, 3/01/15 ................................................    2,000,000        2,307,260
     Series D, MBIA Insured, 5.00%, 3/01/27 ................................................    5,000,000        5,134,250
  Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior Series A,
    FGIC Insured, 5.00%, 7/01/27 ...........................................................    5,000,000        5,217,600
  Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured, 7.25%,
    1/01/09 ................................................................................      365,000          368,887
  Massachusetts State College Building Authority Project Revenue,
     Capital Assurance, Refunding, Series A, XLCA Insured, 5.00%, 5/01/43 ..................    7,645,000        7,934,745
     Refunding, Series B, XLCA Insured, 5.50%, 5/01/39 .....................................    5,000,000        5,770,550
     Series 1, MBIA Insured, 5.375%, 5/01/23 ...............................................    5,000,000        5,525,650
     Series A, MBIA Insured, 5.00%, 5/01/23 ................................................    2,000,000        2,124,320



72  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Massachusetts State Development Finance Agency Revenue,
     Brandeis University, Series K, FGIC Insured, 4.75%, 10/01/28 .......................... $  2,000,000   $    2,036,920
     Massachusetts/Saltonstall Redevelopment Building Corp., Series A, MBIA Insured,
      5.125%, 2/01/34 ......................................................................   22,400,000       23,367,680
     MBIA Insured, 5.20%, 7/01/32 ..........................................................    2,250,000        2,383,897
     Series A, AMBAC Insured, 5.375%, 1/01/42 ..............................................    4,000,000        4,295,080
     Series A, GNMA Secured, 6.90%, 10/20/41 ...............................................    2,090,000        2,471,613
     Western New England College, AMBAC Insured, 5.25%, 7/01/20 ............................    1,500,000        1,649,340
  Massashusetts State GO, Consolidated Loan, Series C, FGIC Insured, 5.25%, 11/01/30 .......    9,645,000       10,258,133
  Massachusetts State GO, MBIA Insured, 5.00%,
     8/01/22 ...............................................................................    4,100,000        4,312,462
     8/01/27 ...............................................................................    4,395,000        4,553,528
  Massachusetts State Health and Educational Facilities Authority Revenue,
     Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .......................    1,500,000        1,653,840
     Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 ......................    5,500,000        5,987,300
     Boston College, Refunding, Series L, MBIA Insured, 4.75%, 6/01/31 .....................    5,500,000        5,553,020
     Brandeis University, Refunding, Series I, MBIA Insured, 4.75%, 10/01/20 ...............    3,000,000        3,108,000
     Brandeis University, Refunding, Series I, MBIA Insured, 4.75%, 10/01/28 ...............    1,000,000        1,013,490
     Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 .............    1,000,000        1,008,870
     Catholic Health East, Series A, AMBAC Insured, 5.00%, 11/15/28 ........................    6,575,000        6,775,801
     Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 ...................    3,500,000        3,765,090
     Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 ...................    7,720,000        8,136,957
     Dana-Farber Cancer Institute, Refunding, Series F, FGIC Insured, 6.00%, 12/01/15 ......    1,000,000        1,025,580
     Harvard University, Series FF, 5.125%, 7/15/37 ........................................    8,000,000        8,407,600
     Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ..................   21,730,000       22,224,358
     Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 8/15/24 .........................    6,500,000        6,769,945
     New England Medical Center Hospital, Series H, FGIC Insured, 5.00%, 5/15/22 ...........   10,000,000       10,464,700
     Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18 .....................    1,300,000        1,401,179
     Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25 .....................    6,750,000        7,275,353
     Northeastern University, Series I, MBIA Insured, 5.00%, 10/01/29 ......................    1,250,000        1,297,125
     Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ...................    5,000,000        5,299,100
     Series F, 5.00%, 10/01/27 .............................................................    2,710,000        2,842,356
     Series F, 5.00%, 10/01/33 .............................................................    5,000,000        5,224,300
     Springfield College, AMBAC Insured, 5.00%, 10/15/27 ...................................    2,500,000        2,577,650
     Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26 ............................    1,690,000        1,829,746
     Tufts University, Series I, 5.25%, 2/15/30 ............................................    4,000,000        4,226,120
     University of Massachusetts Project, Series A, FGIC Insured, 5.875%, 10/01/29 .........    4,000,000        4,641,840
     University of Massachusetts Project, Series C, MBIA Insured, 5.25%, 10/01/31 ..........    1,500,000        1,600,170
     University of Massachusetts, Series C, FGIC Insured, 5.125%, 10/01/34 .................    3,000,000        3,151,710
     University of Massachusetts, Worcester Campus, Series B, FGIC Insured, 5.25%, 10/01/31     3,500,000        3,710,630
     Wellesley College, Series F, 5.125%, 7/01/39 ..........................................    7,500,000        7,800,225
     Wheelock College, Series B, MBIA Insured, 5.625%, 10/01/30 ............................    1,770,000        1,929,512
     Williams College, Series F, MBIA Insured, 5.50%, 7/01/26 ..............................    2,500,000        2,673,825
  Massachusetts State HFA,
     Housing Revenue, Rental, Series A, AMBAC Insured, 5.95%, 7/01/30 ......................    2,000,000        2,122,840
     MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%, 4/01/21 .................      430,000          579,223
     SFHR, Series 53, MBIA Insured, 6.15%, 12/01/29 ........................................    1,130,000        1,178,093
     SFHR, Series 57, MBIA Insured, 5.55%, 6/01/25 .........................................    2,685,000        2,756,233
     SFHR, Series 59, AMBAC Insured, 5.50%, 12/01/30 .......................................      590,000          607,948


                                                              Annual Report | 73

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Massachusetts State Industrial Finance Agency Electrical Utility Revenue, Nantucket
    Electric Co., Series A, AMBAC Insured, 5.875%, 7/01/17 ................................. $  4,000,000   $    4,436,800
  Massachusetts State Industrial Finance Agency Revenue,
     Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 ....................................    1,560,000        1,703,894
     St. Marks School Issue, MBIA Insured, 5.375%, 1/01/21 .................................    2,665,000        2,844,941
     Suffolk University, AMBAC Insured, 5.25%, 7/01/27 .....................................    4,000,000        4,210,120
     Trustees Deerfield Academy, 5.25%, 10/01/27 ...........................................    2,800,000        2,934,820
     Tufts University, Refunding, Series H, MBIA Insured, 4.75%, 2/15/28 ...................    4,520,000        4,559,550
     Western New England College, AMBAC Insured, 5.00%, 7/01/28 ............................    4,000,000        4,135,520
     WGBH Educational Foundation, Refunding, AMBAC Insured, 5.00%, 3/01/28 .................    2,500,000        2,580,950
     Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 .............    3,720,000        4,050,038
     Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21 ...    2,000,000        2,232,660
     Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27 ..    4,000,000        4,161,960
  Massachusetts State Port Authority Revenue,
     Series A, FSA Insured, 5.125%, 7/01/17 ................................................    2,000,000        2,152,020
     Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19 ....................    2,215,000        2,392,975
     Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22 ....................    2,310,000        2,472,971
     Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29 .....................    7,450,000        7,992,286
     Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 .....................    1,000,000        1,081,610
     US Airways Project, MBIA Insured, 6.00%, 9/01/21 ......................................    4,700,000        5,019,835
     US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23 ...........................    4,500,000        4,720,635
  Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
     Series A, MBIA Insured, 5.00%, 1/01/37 ................................................    9,000,000        9,204,570
     sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 .........................   10,000,000       10,289,700
     sub. lien, Series B, MBIA Insured, 5.25%, 1/01/29 .....................................    4,600,000        4,876,322
  Massachusetts State Water Pollution Abatement Trust Revenue,
    Pool Program Bonds, Series 6, 5.50%, 8/01/30 ...........................................    3,695,000        4,122,992
     Pool Program Bonds, Series 7, 5.125%, 2/01/31 .........................................    6,000,000        6,299,400
     Water Revenue Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29 ..............    5,000,000        5,689,550
  Massachusetts State Water Pollution Abatement Trust Water Pollution Abatement Revenue,
    New Bedford Program, Refunding, Series A, FGIC Insured, 4.75%, 2/01/26 .................    5,000,000        5,069,250
  Massachusetts State Water Resource Authority Revenue, Refunding, Series A, FGIC Insured,
    5.75%, 8/01/39 .........................................................................    9,275,000       10,595,482
  Melrose GO, MBIA Insured,
     6.00%, 8/15/11 ........................................................................      200,000          208,272
     6.05%, 8/15/12 ........................................................................      200,000          208,598
     6.10%, 8/15/13 ........................................................................      200,000          208,642
     6.10%, 8/15/14 ........................................................................      200,000          208,642
  Monson GO, AMBAC Insured, 5.25%, 11/01/23 ................................................    1,675,000        1,831,596
  New Bedford GO, Municipal Purpose Loan, FGIC Insured, 5.00%, 5/01/21 .....................    3,685,000        3,959,127
  Plymouth County COP, Correctional Facility Project, Refunding, AMBAC Insured, 5.125%,
    10/01/18 ...............................................................................    2,000,000        2,176,640
  Route 3 North Transportation Improvement Association Lease Revenue, MBIA Insured,
    Pre-Refunded, 5.375%, 6/15/33 ..........................................................   15,475,000       18,095,537
  Salisbury GO, MBIA Insured, 5.30%, 3/15/27 ...............................................    2,795,000        3,016,811
  Shrewsbury GO, Municipal Purpose Loan, 5.00%, 8/15/20 ....................................    2,075,000        2,231,289



74  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  South Essex Sewer District GO,
     AMBAC Insured, 6.25%, 11/01/11 ........................................................ $    330,000   $      334,085
     Series B, MBIA Insured, Pre-Refunded, 7.00%, 6/01/24 ..................................    2,800,000        2,897,440
  Springfield GO, Municipal Purpose Loan,
     FGIC Insured, 5.00%, 8/01/21 ..........................................................    5,000,000        5,381,750
     FSA Insured, 5.00%, 11/15/18 ..........................................................    1,500,000        1,619,565
  Springfield Water and Sewer Commission Revenue, Series A, AMBAC Insured, 5.00%,
    11/01/21 ...............................................................................    2,775,000        2,984,513
  University Building Authority Project Revenue, Refunding, Senior, Series 1,
    AMBAC Insured, 5.25%,
     11/01/23 ..............................................................................    2,155,000        2,334,835
     11/01/28 ..............................................................................    5,035,000        5,397,268
  Whitman Hanson Regional School District GO, Refunding, FGIC Insured, 5.00%, 6/15/21 ......    1,960,000        2,107,647
  Winthrop GO, AMBAC Insured, 5.00%, 11/01/20 ..............................................    1,230,000        1,334,759
  Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 .........................    1,335,000        1,457,713
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $436,545,890) ..........................................                   473,644,507

  SHORT TERM INVESTMENTS .6%
a Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets Program,
    Series D, MBIA Insured, Daily VRDN and Put, .97%, 1/01/35 ..............................    1,850,000        1,850,000
a Massachusetts State Water Resource Authority Revenue, Multi-Modal, Refunding, Sub Series D,
    Daily VRDN and Put, .98%, 8/01/17 ......................................................      300,000          300,000
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, .89%, 12/01/15 ....................................................      700,000          700,000
                                                                                                              -------------

  TOTAL SHORT TERM INVESTMENTS (COST $2,850,000) ...........................................                     2,850,000
                                                                                                              -------------

  TOTAL INVESTMENTS (COST $439,395,890) 99.1% ..............................................                   476,494,507
  OTHER ASSETS, LESS LIABILITIES .9% .......................................................                     4,240,934
                                                                                                              -------------

  NET ASSETS 100.0% ........................................................................                  $480,735,441
                                                                                                              =============



See glossary of terms on page 110.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                         Annual Report | See notes to financial statements. | 75

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
                                                           --------------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28,
CLASS A                                                          2004 C        2003          2002          2001          2000 C
                                                           --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................      $12.46        $12.25        $12.08        $11.37        $12.28

Income from investment operations:

 Net investment income a ................................         .55           .57           .58           .60           .60

 Net realized and unrealized gains (losses) .............         .18           .28           .18           .70          (.91)
                                                           --------------------------------------------------------------------

Total from investment operations ........................         .73           .85           .76          1.30          (.31)
                                                           --------------------------------------------------------------------

Less distributions from:

 Net investment income ..................................        (.54)         (.57)         (.59)         (.59)         (.60)

 Net realized gains .....................................        (.07)         (.07)           --            --            -- d
                                                           --------------------------------------------------------------------

Total distributions .....................................        (.61)         (.64)         (.59)         (.59)         (.60)
                                                           --------------------------------------------------------------------

Net asset value, end of year ............................      $12.58        $12.46        $12.25        $12.08        $11.37
                                                           ====================================================================

Total return b ..........................................       6.06%         7.17%         6.44%        11.74%       (2.57)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................  $1,248,975    $1,253,847    $1,185,152    $1,084,743    $1,057,787

Ratios to average net assets:

 Expenses ...............................................        .64%          .64%          .64%          .64%          .63%

 Net investment income ..................................       4.42%         4.62%         4.81%         5.10%         5.10%

Portfolio turnover rate .................................      11.29%        13.22%         8.86%        10.34%        13.73%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The fund made a capital gain distribution of $.0003.




76  | Annual Report

Franklin Tax-Free Trust

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND (CONTINUED)
                                                      -----------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS B                                                  2004 C      2003        2002        2001        2000 C,D
                                                      -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................    $12.51      $12.29      $12.12      $11.38      $11.31
                                                      -----------------------------------------------------------

Income from investment operations:

 Net investment income a ..........................       .48         .50         .52         .54         .05

 Net realized and unrealized gains (losses) .......       .19         .30         .17         .73         .07
                                                      -----------------------------------------------------------

Total from investment operations ..................       .67         .80         .69        1.27         .12
                                                      -----------------------------------------------------------

Less distributions from:

 Net investment income ............................      (.48)       (.51)       (.52)       (.53)       (.05)

 Net realized gains ...............................      (.07)       (.07)         --          --          --
                                                      -----------------------------------------------------------

Total distributions ...............................      (.55)       (.58)       (.52)       (.53)       (.05)
                                                      -----------------------------------------------------------

Net asset value, end of year ......................    $12.63      $12.51      $12.29      $12.12      $11.38
                                                      ===========================================================

Total return b ....................................     5.46%       6.64%       5.81%      11.28%       1.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $58,687     $49,931     $30,225      $7,818        $228

Ratios to average net assets:

 Expenses .........................................     1.19%       1.19%       1.19%       1.20%       1.19%e

 Net investment income ............................     3.87%       4.07%       4.25%       4.52%       4.88%e

Portfolio turnover rate ...........................    11.29%      13.22%       8.86%      10.34%      13.73%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d For the period February 1, 2000 (effective date) to February 29, 2000.
e Annualized.





                                                              Annual Report | 77

Franklin Tax-Free Trust

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND (CONTINUED)
                                                     -----------------------------------------------------------
                                                                        YEAR ENDED FEBRUARY 28,
CLASS C                                                  2004 C      2003        2002        2001        2000 C
                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................    $12.56      $12.34      $12.17      $11.45      $12.36
                                                     -----------------------------------------------------------

Income from investment operations:

 Net investment income a  .........................       .48         .51         .52         .54         .54

 Net realized and unrealized gains (losses) .......       .19         .29         .17         .71        (.92)
                                                     -----------------------------------------------------------

Total from investment operations ..................       .67         .80         .69        1.25        (.38)
                                                     -----------------------------------------------------------

Less distributions from:

 Net investment income ............................      (.47)       (.51)       (.52)       (.53)       (.53)

 Net realized gains ...............................      (.07)       (.07)         --          --          --d
                                                     -----------------------------------------------------------

Total distributions ...............................      (.54)       (.58)       (.52)       (.53)       (.53)
                                                     -----------------------------------------------------------

Net asset value, end of year ......................    $12.69      $12.56      $12.34      $12.17      $11.45
                                                     ===========================================================

Total return b ....................................     5.50%       6.63%       5.80%      11.14%     (3.11)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................  $116,544    $110,159     $77,514     $53,620     $49,038

Ratios to average net assets:

 Expenses .........................................     1.22%       1.16%       1.19%       1.20%       1.19%

 Net investment income ............................     3.84%       4.10%       4.26%       4.54%       4.54%

Portfolio turnover rate ...........................    11.29%      13.22%       8.86%      10.34%      13.73%





a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The fund made a capital gain distribution of $.0003.


78  | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.8%
  Allegan Public School GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 .................... $ 4,165,000    $    4,701,119
  Allendale Public School District GO,
     MBIA Insured, Pre-Refunded, 6.00%, 5/01/24 ............................................   3,750,000         3,818,400
     School Building and Site, FGIC Insured, 5.125%, 5/01/27 ...............................   6,450,000         6,808,104
     School Building and Site, FGIC Insured, 5.125%, 5/01/32 ...............................   5,490,000         5,775,480
  Almont Community Schools GO, FGIC Insured, 5.50%, 5/01/26 ................................   1,925,000         2,099,732
  Alpena Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/22 ....................     166,500         1,872,925
  Anchor Bay School District GO, School Building and Site,
     Series I, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 ..................................   2,000,000         2,366,660
     Series II, FGIC Insured, Pre-Refunded, 5.70%, 5/01/25 .................................   5,000,000         5,923,850
     Series II, FGIC Insured, Pre-Refunded, 5.75%, 5/01/30 .................................   3,750,000         4,453,537
  Avondale School District GO,
     AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ...........................................   4,000,000         4,514,880
     School Building and Site, FSA Insured, 5.00%, 5/01/29 .................................   9,000,000         9,451,530
  Battle Creek Downtown Development Authority Tax Allocation, Refunding, MBIA Insured,
    5.125%, 5/01/20 ........................................................................   4,500,000         4,777,065
  Berkley City School District GO, FGIC Insured, Pre-Refunded, 6.00%, 1/01/19 ..............   2,125,000         2,233,779
  Brandon School District GO, FGIC Insured, Pre-Refunded, 5.875%, 5/01/26 ..................   7,000,000         7,759,360
  Brown City Community School District GO, Building and Site, FGIC Insured, 5.00%,
     5/01/26 ...............................................................................   4,445,000         4,648,981
     5/01/31 ...............................................................................   3,200,000         3,334,112
  Byron Center Public Schools GO, Refunding, MBIA Insured, 5.875%, 5/01/24 .................     135,000           143,340
  Caledonia Community Schools GO, MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 ...............   4,500,000         5,093,100
  Calumet, Laurium and Keweenah Public Schools GO, FSA Insured, Pre-Refunded, 5.875%,
     5/01/20 ...............................................................................     875,000           895,160
  Carmen-Ainmworth Community School District GO, FGIC Insured, 5.00%, 5/01/27 ..............   2,950,000         3,088,620
  Central Michigan University Revenue,
     FGIC Insured, 5.00%, 10/01/27 .........................................................     500,000           515,225
     FGIC Insured, Pre-Refunded, 5.625%, 10/01/22 ..........................................   2,500,000         2,823,975
     Series A, AMBAC Insured, 5.05%, 10/01/32 ..............................................  10,000,000        10,535,200
  Central Montcalm Public School GO, MBIA Insured, 6.00%, 5/01/29 ..........................   1,400,000         1,603,700
  Charles Stewart Mott Community College GO, FGIC Insured, 5.50%, 5/01/21 ..................   3,550,000         3,961,090
  Charlotte Public School District GO, FGIC Insured, 5.375%, 5/01/29 .......................   5,000,000         5,274,500
  Coldwater Community Schools GO, MBIA Insured, Pre-Refunded,
     6.20%, 5/01/15 ........................................................................   1,100,000         1,131,405
     6.30%, 5/01/23 ........................................................................   1,700,000         1,748,807
  De Witt Public Schools GO, AMBAC Insured, Pre-Refunded, 5.70%, 5/01/21 ...................   6,905,000         7,783,247
  Dearborn EDC, Hospital Revenue, Oakwood Obligation Group,
     Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 .....................................   1,000,000         1,028,000
     Series A, FGIC Insured, 5.75%, 11/15/15 ...............................................     100,000           108,965
  Detroit City School District GO,
     School Building and Site Improvements, Series A, FGIC Insured, 5.00%, 5/01/23 .........   2,650,000         2,817,983
     School Building and Site Improvements, Series B, FGIC Insured, 5.00%, 5/01/25 .........  10,650,000        11,233,726
     Series A, FSA Insured, 5.125%, 5/01/31 ................................................  38,330,000        40,349,991
  Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/20 .................  10,610,000        11,354,610



                                                              Annual Report | 79

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Detroit Sewage Disposal Revenue,
     Refunding, Series B, MBIA Insured, 5.25%, 7/01/21 ..................................... $12,585,000    $   13,266,100
     Series A, MBIA Insured, 5.50%, 7/01/20 ................................................     110,000           122,418
     Series A, MBIA Insured, 5.00%, 7/01/27 ................................................  22,000,000        22,655,600
     Series A, MBIA Insured, Pre-Refunded, 5.50%, 7/01/20 ..................................     105,000           118,362
  Detroit Water Supply System Revenue,
     Refunding, FGIC Insured, ETM, 6.25%, 7/01/12 ..........................................   1,455,000         1,478,338
     second lien, Series B, FGIC Insured, 5.50%, 7/01/33 ...................................  20,000,000        22,145,200
     senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ...................................  11,400,000        11,867,286
     senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 ...................................   4,745,000         5,037,719
     senior lien, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/01/29 ....................   1,500,000         1,790,385
     senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 .....................   4,880,000         5,705,647
     Series A, MBIA Insured, 5.00%, 7/01/27 ................................................   5,750,000         5,904,790
     Series B, MBIA Insured, 5.00%, 7/01/34 ................................................  10,000,000        10,446,600
  Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 .............   5,500,000         5,760,150
  East Detroit School District GO, FGIC Insured,
     6.10%, 5/01/16 ........................................................................   1,025,000         1,131,774
     Pre-Refunded, 6.10%, 5/01/16 ..........................................................   4,975,000         5,538,468
  East Grand Rapids Public School District GO, FSA Insured, Pre-Refunded, 6.00%, 5/01/29 ...   4,775,000         5,650,401
  Eastern Michigan University Revenues, Refunding, Series A, FGIC Insured, 5.00%,
     6/01/28 ...............................................................................   6,730,000         7,049,204
     6/01/33 ...............................................................................  14,700,000        15,408,540
  Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/17 ...........................   5,000,000         5,596,250
  Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%,
    2/15/25 ................................................................................     100,000           105,718
  Ferndale School District GO, Unrefunded, FGIC Insured, 5.375%, 5/01/21 ...................   2,805,000         2,958,826
  Ferris State University Revenue,
     AMBAC Insured, Pre-Refunded, 5.75%, 10/01/17 ..........................................   2,500,000         2,837,375
     AMBAC Insured, Pre-Refunded, 5.85%, 10/01/22 ..........................................   2,500,000         2,844,875
     AMBAC Insured, Pre-Refunded, 5.90%, 10/01/26 ..........................................   6,840,000         7,793,770
     FGIC Insured, 5.25%, 10/01/26 .........................................................   1,500,000         1,601,190
     FGIC Insured, 5.25%, 10/01/31 .........................................................   3,255,000         3,452,058
  Gladstone Area Public Schools GO, AMBAC Insured,
     5.50%, 5/01/26 ........................................................................     695,000           749,613
     Pre-Refunded, 5.50%, 5/01/26 ..........................................................     805,000           902,437
  Gogebic-Iron Wastewater Authority Wastewater Treatment System Revenue, Refunding,
    MBIA Insured, Pre-Refunded, 5.95%, 1/01/15 .............................................   1,015,000         1,056,473
  Grand Ledge Public School District GO, MBIA Insured, Pre-Refunded, 6.60%, 5/01/24 ........  10,000,000        10,291,900
  Grand Rapids Building Authority GO, AMBAC Insured, 5.50%, 8/01/20 ........................   2,000,000         2,258,480
  Grand Rapids Building Authority Revenue, AMBAC Insured, 5.00%, 10/01/28 ..................   6,000,000         6,289,680
  Grand Rapids Downtown Development Authority Tax Increment Revenue, MBIA Insured,
    6.875%, 6/01/24 ........................................................................   7,500,000         7,752,900
  Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 .......   5,250,000         5,966,152
  Hamilton Community School District GO, Refunding, FGIC Insured, 5.00%, 5/01/24 ...........   2,000,000         2,082,080
  Hancock Hospital Finance Authority Revenue, Portage Health, MBIA Insured, 5.45%,
    8/01/47 ................................................................................   4,400,000         4,653,660
  Harrison Community Schools GO, AMBAC Insured, Pre-Refunded, 6.25%, 5/01/13 ...............   4,715,000         4,849,990
  Hartland Consolidated School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 .....  30,000,000        36,054,900




80  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Haslett Public School District GO, MBIA Insured, Pre-Refunded, 5.70%, 5/01/26 ............ $ 3,900,000    $    4,396,041
  Hazel Park Building Authority Revenue, Ice Arena, AMBAC Insured, 4.70%, 4/01/24 ..........     700,000           707,567
  Hazel Park School District GO, FSA Insured, 5.00%,
     5/01/27 ...............................................................................   9,000,000         9,422,910
     5/01/32 ...............................................................................  12,475,000        13,017,662
  Hopkins Public Schools GO, FGIC Insured, Pre-Refunded,
     5.70%, 5/01/21 ........................................................................   2,025,000         2,282,560
     5.50%, 5/01/26 ........................................................................   1,000,000         1,121,040
  Howell Public Schools GO, MBIA Insured, Pre-Refunded,
     5.875%, 5/01/22 .......................................................................   2,000,000         2,354,540
     6.00%, 5/01/25 ........................................................................   1,600,000         1,818,256
  Hudsonville Public Schools GO, Series B, FGIC Insured, Pre-Refunded,
     6.05%, 5/01/19 ........................................................................   2,000,000         2,056,620
     6.10%, 5/01/24 ........................................................................   2,000,000         2,056,780
  Huron Michigan School District GO, FSA Insured,
     5.25%, 5/01/21 ........................................................................   1,500,000         1,624,410
     5.375%, 5/01/26 .......................................................................   2,500,000         2,689,500
  Huron Valley School District GO, FGIC Insured, Pre-Refunded,
     5.875%, 5/01/16 .......................................................................     100,000           113,256
     5.75%, 5/01/22 ........................................................................   2,450,000         2,765,364
  Jackson Brownfield RDAR, FGIC Insured,
     5.125%, 6/01/22 .......................................................................   2,290,000         2,452,659
     5.125%, 6/01/24 .......................................................................   1,215,000         1,295,178
     5.25%, 6/01/26 ........................................................................   2,820,000         3,036,576
     5.375%, 6/01/30 .......................................................................   5,830,000         6,328,173
  Jenison Public Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ....................     130,000           143,757
  Kalamazoo City School District GO, Building and Site, FSA Insured, 5.00%, 5/01/21 ........   4,000,000         4,244,160
  Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
     Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14 .................   3,805,000         4,189,571
     Bronson Methodist Hospital, Refunding and Improvement, MBIA Insured, 5.875%,
      5/15/26 ..............................................................................  26,165,000        29,303,753
     Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured,
      Pre-Refunded, 6.25%, 5/15/12 .........................................................   1,445,000         1,485,185
     Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured,
      Pre-Refunded, 6.375%, 5/15/17 ........................................................     720,000           740,390
     Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 ...................     250,000           271,242
     Bronson Methodist Hospital, Refunding, MBIA Insured, 5.50%, 5/15/28 ...................  10,000,000        10,610,900
  Kenowa Hills Public Schools GO, MBIA Insured, 5.875%,
     5/01/21 ...............................................................................   1,510,000         1,646,881
     5/01/26 ...............................................................................   7,000,000         7,618,940
  Kent County Building Authority GO, 5.00%, 6/01/26 ........................................  21,885,000        22,497,780
  Kentwood Public Schools GO, MBIA Insured, 4.125%, 5/01/19 ................................   5,550,000         5,585,575
  Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20 ........   2,200,000         2,326,456
  Lake Shore Public Schools GO, Macomb County, FSA Insured, 5.50%, 5/01/20 .................   2,000,000         2,203,640
  Lake St. Clair Shores Drain District GO, Series A, MBIA Insured, 5.125%, 10/01/29 ........   1,000,000         1,045,050
  Lake Superior State University Revenue,
     AMBAC Insured, Pre-Refunded, 6.375%, 11/15/15 .........................................   1,500,000         1,586,970
     Refunding, AMBAC Insured, 5.25%, 11/15/31 .............................................   3,320,000         3,535,866



                                                              Annual Report | 81

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Lakeview Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ................ $   100,000    $      112,872
  Lakewood Public Schools GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/22 ...................     800,000           876,864
  Lansing Building Authority Revenue, Refunding, MBIA Insured, 5.60%, 6/01/19 ..............   1,470,000         1,561,258
  Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance,
    Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19 .....................................   2,115,000         2,296,192
  Leslie Public Schools GO, Ingham and Jackson Counties, AMBAC Insured, Pre-Refunded,
    6.00%, 5/01/25 .........................................................................   3,500,000         3,736,915
  Lincoln Consolidated School District GO,
     FGIC Insured, Pre-Refunded, 5.85%, 5/01/21 ............................................     130,000           133,639
     FSA Insured, 5.00%, 5/01/28 ...........................................................   1,000,000         1,025,590
     Refunding, FGIC Insured, 5.85%, 5/01/21 ...............................................      10,000            10,280
  Lincoln Park School District GO,
     FGIC Insured, Pre-Refunded, 5.90%, 5/01/26 ............................................   6,050,000         6,709,510
     Refunding, FGIC Insured, 5.00%, 5/01/26 ...............................................     900,000           925,794
  Livonia Municipal Building Authority GO, FGIC Insured, 5.25%, 5/01/30 ....................   3,950,000         4,164,090
  Lowell Area Schools GO, FGIC Insured, 5.625%,
     5/01/25 ...............................................................................   3,125,000         3,486,344
     5/01/30 ...............................................................................   3,250,000         3,618,192
  Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding,
    Series D, FSA Insured,
     5.875%, 4/01/11 .......................................................................   4,525,000         4,972,749
     6.10%, 4/01/19 ........................................................................   5,225,000         5,765,840
  Merrill Community School District GO, FGIC Insured, Pre-Refunded, 5.60%, 5/01/26 .........   4,000,000         4,496,480
  Michigan Higher Education Student Loan Authority Revenue, Series XVII-E, AMBAC Insured,
     5.40%, 6/01/19 ........................................................................   5,000,000         5,214,600
     5.50%, 6/01/25 ........................................................................   5,000,000         5,222,650
  Michigan Municipal Bond Authority Revenue,
     Clean Water State Revolving Fund, 5.00%, 10/01/24 .....................................  14,785,000        15,585,460
     Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 ................   3,790,000         3,946,982
     Series B, AMBAC Insured, 6.75%, 11/01/14 ..............................................   1,010,000         1,066,823
     Series B, AMBAC Insured, 6.80%, 11/01/14 ..............................................   1,135,000         1,199,230
     Series B, AMBAC Insured, 6.80%, 11/01/23 ..............................................     280,000           295,845
     Series G, AMBAC Insured, Pre-Refunded, 6.75%, 11/01/14 ................................   5,480,000         5,799,703
     Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/14 ................................     515,000           545,215
     Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/23 ................................     545,000           576,975
  Michigan State Building Authority Revenue, Facilities Program, Refunding,
     Series I, FSA Insured, 4.75%, 10/15/18 ................................................   3,000,000         3,128,940
     Series I, FSA Insured, 5.00%, 10/15/24 ................................................   5,000,000         5,251,550
     Series II, MBIA Insured, 5.00%, 10/15/29 ..............................................  22,000,000        23,148,400
     Series III, FSA Insured, 5.00%, 10/15/26 ..............................................  14,000,000        14,709,100
  Michigan State COP, AMBAC Insured, 5.50%, 6/01/27 ........................................  12,000,000        13,243,080
  Michigan State HDA,
     Rental Housing Revenue, Series A, AMBAC Insured, 6.00%, 4/01/16 .......................     200,000           213,990
     SFMR, Series A, AMBAC Insured, 5.95%, 6/01/17 .........................................   1,250,000         1,307,012
     SFMR, Series D, 5.95%, 12/01/16 .......................................................     250,000           263,200



82  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Michigan State Hospital Finance Authority Revenue,
     Ascension Health Credit, Refunding, Series A, MBIA Insured,Pre-Refunded, 6.125%,
      11/15/23 ............................................................................. $15,175,000    $   18,328,517
     Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.50%,
      8/15/24 ..............................................................................  15,000,000        16,320,000
     Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.25%,
      8/15/27 ..............................................................................  10,000,000        10,501,500
     Mercy Health Services, Refunding, Series T, MBIA Insured, 5.75%, 8/15/15 ..............  10,525,000        11,857,254
     Mercy Health Services, Refunding, Series X, MBIA Insured, 6.00%, 8/15/34 ..............  11,000,000        12,538,570
     Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 ..................   6,000,000         6,318,360
     Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 ..................   1,750,000         1,842,855
     Mercy Health Services, Series U, ETM, 5.75%, 8/15/26 ..................................     300,000           328,617
     Mercy Health Services, Series W, FSA Insured, ETM, 5.25%, 8/15/27 .....................   8,605,000         9,068,809
     Mercy Mount Clemens Corp., Refunding, Series A, MBIA Insured, 5.75%, 5/15/29 ..........   4,890,000         5,459,392
     MidMichigan Health, AMBAC Insured, 5.00%, 4/15/24 .....................................   7,065,000         7,415,283
     MidMichigan Health, AMBAC Insured, 5.00%, 4/15/32 .....................................   1,000,000         1,039,840
     MidMichigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 .......   7,500,000         8,005,875
     Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ...........   7,500,000         7,834,875
     Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26 ...............................     100,000           110,718
     St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ..........   3,445,000         3,510,283
     St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14 ..........   9,545,000         9,727,500
     St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 5.125%, 5/15/17 .........  14,500,000        15,726,990
  Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution Project,
    Refunding,
     Series AA, FGIC Insured, 6.95%, 5/01/11 ...............................................   5,000,000         6,315,500
     Series BB, AMBAC Insured, 7.00%, 5/01/21 ..............................................   3,000,000         4,015,290
     Series BB, MBIA Insured, 6.05%, 10/01/23 ..............................................   1,285,000         1,315,750
     Series BB, MBIA Insured, 6.20%, 8/15/25 ...............................................  10,250,000        11,146,772
     Series CC, MBIA Insured, 6.05%, 10/01/23 ..............................................   5,825,000         5,964,392
  Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
    Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ........  12,350,000        13,097,793
  Michigan State Trunk Line Revenue,
     Refunding, Series A, MBIA Insured, 4.75%, 11/01/20 ....................................   3,300,000         3,428,700
     Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ....................................   3,050,000         3,165,473
     Series A, FSA Insured, 5.00%, 11/01/25 ................................................  16,265,000        17,033,033
     Series A, FSA Insured, 5.25%, 11/01/30 ................................................  34,680,000        36,948,766
  Michigan Technological University Revenue, Series A, MBIA Insured, 5.00%,
     10/01/29 ..............................................................................   1,850,000         1,946,274
     10/01/34 ..............................................................................   1,400,000         1,469,496
  Milan Area Schools GO, Series A, FGIC Insured, Pre-Refunded, 5.75%, 5/01/24 ..............   3,500,000         4,156,635
  Monroe County PCR, Detroit Edison Co., Series CC, MBIA Insured, 6.55%, 6/01/24 ...........   1,150,000         1,175,392
  Muskegon Public Schools GO, Series 95, FGIC Insured, 5.25%,
     5/01/18 ...............................................................................   1,900,000         1,932,376
     5/01/21 ...............................................................................   2,000,000         2,034,080
  Northview Public Schools District GO,
     MBIA Insured, 5.80%, 5/01/21 ..........................................................     235,000           258,202
     Refunding, FGIC Insured, 5.00%, 5/01/21 ...............................................   3,450,000         3,633,575



                                                              Annual Report | 83

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Oakridge Public Schools GO, FSA Insured,
     5.00%, 5/01/23 ........................................................................ $   500,000    $      521,695
     5.125%, 5/01/28 .......................................................................     500,000           515,150
  Ovid Elsie Area Schools GO, School Building and Site, MBIA Insured, 5.00%, 5/01/32 .......   7,775,000         8,113,213
  Oxford Area Community School District GO, FSA Insured, 5.00%,
     5/01/26 ...............................................................................   5,425,000         5,673,953
     5/01/31 ...............................................................................   4,865,000         5,068,892
  Pontiac General Building Authority GO, FGIC Insured, 5.375%,
     6/01/23 ...............................................................................   1,620,000         1,773,835
     6/01/27 ...............................................................................   2,635,000         2,856,340
  Port Huron GO, Limited Tax, AMBAC Insured, 5.00%, 10/01/22 ...............................   1,600,000         1,692,928
  Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
     6.10%, 10/01/14 .......................................................................     770,000           841,972
     6.20%, 10/01/20 .......................................................................     670,000           733,670
  Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 ...........................................................   1,810,000         1,962,655
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ......................................  20,000,000        21,084,600
     Series B, MBIA Insured, 5.875%, 7/01/35 ...............................................  16,430,000        19,342,053
     Series B, MBIA Insured, Pre-Refunded, 5.875%, 7/01/35 .................................   8,570,000        10,382,041
  Puerto Rico Electric Power Authority Revenue, Refunding, Series U, FSA Insured, 6.00%,
    7/01/14 ................................................................................   3,400,000         3,520,870
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...............   8,700,000         8,751,330
  Redford USD, GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ..............................  14,090,000        15,655,963
  River Rouge School District GO, Refunding, FGIC Insured, 5.00%, 5/01/22 ..................   6,575,000         7,002,375
  Rockford Public Schools GO, Refunding, FGIC Insured, 5.25%,
     5/01/22 ...............................................................................   1,250,000         1,325,250
     5/01/27 ...............................................................................   3,000,000         3,140,100
  Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
    MBIA Insured, 5.25%,
     11/15/31 ..............................................................................  12,750,000        13,493,198
     11/15/35 ..............................................................................  17,600,000        18,614,112
  Saginaw Hospital Finance Authority Revenue,
     Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.375%, 7/01/19 ...........   4,850,000         5,331,072
     Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.50%, 7/01/24 ............   1,750,000         1,907,378
     St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.875%, 7/01/14 .......   5,325,000         5,343,797
     St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.75%, 7/01/17 ........   2,000,000         2,006,960
     St. Luke's Hospital Project, Refunding, Series C, MBIA Inusred, 6.00%, 7/01/21 ........   3,875,000         3,887,206
  Saginaw Valley State University Revenue,
     Refunding, AMBAC Insured, 5.25%, 7/01/19 ..............................................   2,540,000         2,761,742
     Series A, MBIA Insured, 5.125%, 7/01/30 ...............................................   4,315,000         4,500,416
  Schoolcraft Community School District GO, FGIC Insured, Pre-Refunded,
     5.75%, 5/01/21 ........................................................................   3,575,000         4,035,174
     5.375%, 5/01/26 .......................................................................   1,000,000         1,117,200
  South Macomb Disposal Authority Revenue, AMBAC Insured, 5.25%, 9/01/20 ...................   2,000,000         2,163,120
  South Redford School District GO, FGIC Insured, 5.50%, 5/01/22 ...........................   3,155,000         3,447,879



84  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  St. Clair County Building Authority GO, MBIA Insured, 5.25%,
     4/01/18 ............................................................................... $ 2,065,000    $    2,205,379
     4/01/21 ...............................................................................   2,400,000         2,542,992
  St. Clair County EDC, PCR, Detroit Edison Co., Refunding, Series AA, AMBAC
Insured,
    6.40%, 8/01/24 .........................................................................  10,000,000        11,743,000
  Taylor Tax Increment Finance Authority Revenue, FSA Insured, 5.00%, 5/01/21 ..............   2,595,000         2,753,399
  Tecumseh Public Schools GO, FGIC Insured, 5.50%,
     5/01/25 ...............................................................................   5,925,000         6,500,614
     5/01/30 ...............................................................................   4,500,000         4,921,650
  Thornapple Kellog School GO, School Building and Site, Refunding, FSA Insured, 5.00%,
     5/01/23 ...............................................................................   4,000,000         4,218,240
     5/01/28 ...............................................................................   6,250,000         6,535,625
  Three Rivers Community Schools GO, Building and Site, MBIA Insured, Pre-Refunded,
    6.00%, 5/01/23 .........................................................................   2,400,000         2,666,736
  Warren Consolidated School District GO, FSA Insured,
     4.875%, 5/01/22 .......................................................................  11,850,000        12,368,675
     5.00%, 5/01/26 ........................................................................  14,450,000        15,113,111
  Warren Water and Sewer Revenue, FSA Insured, 5.125%, 11/01/23 ............................   2,450,000         2,603,615
  Wayland USD, GO, FGIC Insured, Pre-Refunded, 6.75%, 5/01/24 ..............................   2,000,000         2,152,640
  Wayne Charter County Airport Hotel GO, Detroit Metropolitan Airport, Series A, MBIA Insured,
     5.25%, 12/01/25 .......................................................................  17,000,000        18,127,270
     5.00%, 12/01/30 .......................................................................  10,750,000        11,181,613
  Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County, Series A, MBIA
    Insured, 5.25%, 12/01/18 ...............................................................   5,500,000         5,842,100
  Wayne State University Revenue, FGIC Insured, 5.125%, 11/15/29 ...........................  17,900,000        18,718,746
  West Bloomfield School District GO, FGIC Insured, Pre-Refunded, 6.00%,
     5/01/19 ...............................................................................   2,100,000         2,523,843
     5/01/20 ...............................................................................   2,000,000         2,403,660
  West Branch Rose City Area School District GO, FGIC Insured, 5.50%, 5/01/24 ..............   1,400,000         1,544,998
  West Ottawa Public School District GO, FGIC Insured,
     5.60%, 5/01/21 ........................................................................     695,000           767,878
     5.60%, 5/01/26 ........................................................................   3,575,000         3,883,558
     Pre-Refunded, 5.60%, 5/01/26 ..........................................................   6,000,000         6,744,720
  Western School District GO, Refunding, MBIA Insured, Pre-Refunded, 5.50%, 5/01/20 ........   1,660,000         1,762,804
  Western Townships Utilities Authority GO, Sewer Disposal System, FGIC Insured, 4.75%,
    1/01/23 ................................................................................   8,500,000         8,771,745
  Whitmore Lake Public School District GO, FGIC Insured, 5.00%, 5/01/32 ....................   9,375,000         9,823,594
  Willow Run Community Schools GO, FSA Insured, 5.00%, 5/01/31 .............................  12,550,000        13,046,604
  Wyoming Public Schools GO, FGIC Insured, 5.125%, 5/01/23 .................................   5,750,000         6,049,460
  Ypsilanti Community Utilities GO, Sanitation Sewer System No. 3, FGIC Insured, 5.00%,
    5/01/32 ................................................................................   6,065,000         6,328,828
  Ypsilanti School District GO,
     FGIC Insured, Pre-Refunded, 5.75%, 5/01/20 ............................................   4,700,000         5,304,984
     Refunding, FGIC Insured, 5.375%, 5/01/26 ..............................................   6,750,000         7,110,788
  Ypsilanti Water and Sewer Disposal System Revenue, Series C, AMBAC Insured, 5.00%,
    9/01/27 ................................................................................   2,115,000         2,217,874
  Zeeland Public Schools GO, Series B, MBIA Insured, Pre-Refunded, 6.10%, 5/01/24 ..........   4,000,000         4,113,560
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $1,289,236,007) ........................................                 1,406,527,218
                                                                                                            ---------------



                                                              Annual Report | 85

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS .2%
a Detroit Sewage Disposal Revenue, senior lien, Series B, Daily VRDN and Put,
   .98%, 7/01/33 ........................................................................... $ 2,600,000    $    2,600,000
a Michigan State University Revenues, Series A, Daily VRDN and Put, .98%, 8/15/32 ..........     300,000           300,000
                                                                                                            ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $2,900,000) ...........................................                     2,900,000
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $1,292,136,007) 99.0% ............................................                 1,409,427,218
  OTHER ASSETS, LESS LIABILITIES 1.0% ......................................................                    14,779,164
                                                                                                            ---------------
  NET ASSETS 100.0% ........................................................................                $1,424,206,382
                                                                                                            ===============



See glossary of terms on page 110.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



86  | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND
                                                        ----------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28,
CLASS A                                                     2004 C      2003        2002        2001        2000 C
                                                        ----------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $12.23      $11.99      $11.89      $11.13      $12.14
                                                        ----------------------------------------------------------

Income from investment operations:

 Net investment income a ............................        .54         .56         .58         .58         .59

 Net realized and unrealized gains (losses) .........        .15         .25         .10         .76        (.99)
                                                        ----------------------------------------------------------
Total from investment operations ....................        .69         .81         .68        1.34        (.40)
                                                        ----------------------------------------------------------

Less distributions from:

 Net investment income ..............................       (.53)       (.57)       (.58)       (.58)       (.59)

 Net realized gains .................................         --          --          --          --        (.02)
                                                        ----------------------------------------------------------
Total distributions .................................       (.53)       (.57)       (.58)       (.58)       (.61)
                                                        ----------------------------------------------------------

Net asset value, end of year ........................     $12.39      $12.23      $11.99      $11.89      $11.13
                                                        ==========================================================

Total return b ......................................      5.81%       6.89%       5.84%      12.31%     (3.30)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................   $528,609    $524,076    $485,818    $465,758    $451,142

Ratios to average net assets:

 Expenses ...........................................       .67%        .67%        .66%        .67%        .66%

 Net investment income ..............................      4.39%       4.64%       4.81%       5.04%       5.05%

Portfolio turnover rate .............................     10.77%      13.28%       4.86%      24.68%      15.79%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.





                                                              Annual Report | 87

Franklin Tax-Free Trust

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND (CONTINUED)
                                                      ---------------------------------------------------------
                                                                        YEAR ENDED FEBRUARY 28,
CLASS C                                                  2004 C      2003        2002        2001        2000 C
                                                      ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................    $12.30      $12.05      $11.95      $11.18      $12.19
                                                      ---------------------------------------------------------

Income from investment operations:

 Net investment incomea ...........................       .47         .50         .51         .52         .52

 Net realized and unrealized gains (losses) .......       .16         .25         .10         .76        (.98)
                                                      ---------------------------------------------------------

Total from investment operations ..................       .63         .75         .61        1.28        (.46)
                                                      ---------------------------------------------------------

Less distributions from:

 Net investment income ............................      (.46)       (.50)       (.51)       (.51)       (.53)

 Net realized gains ...............................        --          --          --          --        (.02)
                                                      ---------------------------------------------------------

Total distributions ...............................      (.46)       (.50)       (.51)       (.51)       (.55)
                                                      ---------------------------------------------------------

Net asset value, end of year ......................    $12.47      $12.30      $12.05      $11.95      $11.18
                                                      =========================================================

Total return b ....................................     5.25%       6.38%       5.22%      11.74%     (3.84)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $59,389     $54,704     $39,170     $24,738     $21,828

Ratios to average net assets:

 Expenses .........................................     1.26%       1.17%       1.22%       1.23%       1.22%

 Net investment income ............................     3.80%       4.14%       4.26%       4.49%       4.50%

Portfolio turnover rate ...........................    10.77%      13.28%       4.86%      24.68%      15.79%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.


88  | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.3%
  BONDS 94.9%
  Anoka-Hennepin ISD No. 11, GO, School District Credit Enhancement Program, Series A,
    FSA Insured, 5.00%, 2/01/20 ............................................................ $  6,130,000   $    6,561,675
  Becker GO, Tax Increment, Refunding, Series D, MBIA Insured, 6.25%, 8/01/15 ..............    4,870,000        4,975,582
  Bemidji Health Care Facilities First Mortgage Revenue, North Country Health Services,
    Radian Insured, 5.00%, 9/01/24 .........................................................    3,085,000        3,190,692
  Bemidji Lease Revenue, Minnesota State Bureau of Criminal Apprehension, MBIA Insured,
    5.70%, 12/01/17 ........................................................................      120,000          137,248
  Big Lake ISD No. 727, GO, MBIA Insured, 5.70%, 2/01/21 ...................................    3,085,000        3,413,552
  Bloomington ISD No. 271, GO, Series A, FSA Insured, 5.125%, 2/01/24 ......................    2,000,000        2,131,680
  Bloomington Port Authority Lease Revenue, City Hall Lease Obligation, 5.00%, 2/01/18 .....    1,045,000        1,121,212
  Brainerd Health Care Facilities Revenue, Benedictine Health St. Joseph, Refunding, Series D,
    MBIA Insured, 5.875%, 2/15/13 ..........................................................    3,500,000        3,553,200
  Brooklyn Center ISD No. 286, GO, FGIC Insured, 5.00%, 2/01/22 ............................    1,000,000        1,063,720
  Buffalo GO, AMBAC Insured, 5.55%, 6/01/17 ................................................    1,000,000        1,086,950
  Buffalo ISD No. 877, GO, Refunding, MBIA Insured, 5.00%, 2/01/22 .........................    4,255,000        4,471,920
  Burnsville ISD No. 191, GO, Series A, FSA Insured, 6.20%, 2/01/17 ........................    2,105,000        2,198,083
  Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
     5.90%, 9/20/19 ........................................................................      400,000          431,412
     5.95%, 9/20/29 ........................................................................    1,275,000        1,365,882
     6.00%, 9/20/34 ........................................................................    1,000,000        1,071,660
  Cass Lake ISD No. 115, GO, Refunding, FGIC Insured, 5.00%, 2/01/22 .......................    3,805,000        4,073,024
  Centennial ISD No. 012, GO, Series A, FSA Insured, 5.00%, 2/01/21 ........................    1,000,000        1,069,310
  Champlin EDA, GO, Housing Development, MBIA Insured, 5.625%, 2/01/26 .....................      250,000          267,880
  Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 1/01/25 ................    2,975,000        3,075,466
  Columbia Heights ISD No. 013, GO, FSA Insured, 5.50%, 2/01/23 ............................    4,500,000        4,871,385
  Dakota County Housing and RDA,
     Governmental Housing Revenue, Eagan Senior Housing Facility, MBIA Insured,
      5.40%, 1/01/27 .......................................................................    1,015,000        1,021,374
     MFHR, Dakota Station Project, GNMA Secured, 5.65%, 1/20/24 ............................    1,402,000        1,477,918
     SFMR, GNMA Secured, 5.75%, 4/01/18 ....................................................    1,324,000        1,380,270
     SFMR, GNMA Secured, 5.85%, 10/01/30 ...................................................    2,224,000        2,312,337
  Deer River ISD No. 317, GO,
    FSA Insured, 6.00%, 2/01/25 ............................................................    1,325,000        1,565,554
     School Building, Refunding, FSA Insured, 4.10%, 2/01/20 ...............................      445,000          447,510
     School Building, Refunding, FSA Insured, 4.30%, 2/01/23 ...............................      745,000          746,170
  Duluth EDA, Health Care Facilities Revenue, The Duluth Clinic Ltd., AMBAC Insured,
    Pre-Refunded, 6.30%, 11/01/22 ..........................................................    2,125,000        2,200,437
  Eagan GO, Recreational Facilities, Series A, MBIA Insured, 5.00%, 2/01/21 ................    3,075,000        3,288,128
  Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
     5.95%, 9/20/29 ........................................................................    1,700,000        1,820,496
     6.00%, 9/20/34 ........................................................................    1,480,000        1,583,067
  Eden Prairie MFHR,
     Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ......................    2,000,000        2,084,320
     Parkway Apartments Project, Series A, GNMA Secured, 5.80%, 2/20/32 ....................    7,380,000        7,744,055



                                                              Annual Report | 89

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Edina ISD No. 273, GO, MBIA Insured,
     4.00%, 2/01/18 ........................................................................ $  2,060,000   $    2,095,514
     4.25%, 2/01/21 ........................................................................    2,700,000        2,735,937
  Eveleth EDA, GO, Housing Development, MBIA Insured, 5.80%, 7/01/25 .......................    1,000,000        1,086,930
  Faribault ISD No. 656, GO, FSA Insured, 5.75%, 6/01/15 ...................................    1,500,000        1,516,980
  Farmington ISD No.192, GO, MBIA Insured, 5.25%, 2/01/24 ..................................    5,915,000        6,342,654
  Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured,
    6.10%, 1/01/26 .........................................................................    2,180,000        2,231,535
  Hibbing Health Care Facilities Revenue, The Duluth Clinic, Ltd., FSA Insured, Pre-Refunded,
    5.00%, 11/01/25 ........................................................................    8,000,000        9,231,440
  Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
     5.60%, 11/20/17 .......................................................................      750,000          792,172
     5.70%, 11/20/32 .......................................................................    3,000,000        3,136,350
  Hopkins ISD No. 270, GO, FGIC Insured, 5.125%, 2/01/22 ...................................    3,880,000        4,173,406
  Hubbard County Housing and RDA, GO, Heritage Center Project, MBIA Insured,
    5.50%, 8/01/27 .........................................................................    1,085,000        1,203,363
  Kenyon Wanamingo ISD No. 2172, GO, MBIA Insured, 6.00%, 2/01/22 ..........................    4,030,000        4,200,953
  Lake Superior ISD No. 381, GO, Series A, FSA Insured, 5.00%, 4/01/23 .....................    4,195,000        4,468,808
  Lakeview ISD No. 2167, GO, MBIA Insured, 5.25%, 2/01/26 ..................................    3,705,000        3,959,015
  Lakeville ISD No. 194, GO, Series A, FGIC Insured, 5.00%, 2/01/23 ........................   10,180,000       10,834,370
  Mahtomedi ISD No. 832, GO, FSA Insured, 5.00%, 2/01/18 ...................................    3,240,000        3,533,447
  Maple Grove HDA Municipal Facility Lease Revenue, AMBAC Insured, 5.55%, 2/01/17 ..........      280,000          312,511
  Medford ISD No. 763, GO, Series A, FSA Insured, 5.125%, 2/01/29 ..........................    2,700,000        2,851,686
  Minneapolis and St. Paul Housing RDA, Health Care System Revenue, Children's Health Care,
    Series A, FSA Insured,
     5.70%, 8/15/16 ........................................................................    1,005,000        1,082,998
     5.50%, 8/15/25 ........................................................................    9,000,000        9,502,380
  Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
     Series A, AMBAC Insured, 5.20%, 1/01/24 ...............................................    5,000,000        5,257,300
  Series A, FGIC Insured, 5.125%, 1/01/31 ..................................................    7,000,000        7,312,200
     Series A, FGIC Insured, 5.25%, 1/01/32 ................................................    7,000,000        7,397,880
     Series C, FGIC Insured, 5.25%, 1/01/26 ................................................    2,000,000        2,119,760
  Minneapolis and St. Paul Metropolitan Apartments Community Apartment Revenue, Series C,
    FGIC Insured, 5.25%, 1/01/32 ...........................................................   21,000,000       22,193,640
  Minneapolis CDA, St. Paul Housing and RDA, Health Care Facilities Revenue, Carondelet
    Community Hospitals Inc., Series B, MBIA Insured, Pre-Refunded, 8.875%, 11/01/15 .......      780,000        1,022,572
  Minneapolis GO,
     Sports Arena Project, Refunding, 5.125%, 10/01/20 .....................................    8,340,000        8,945,651
     Sports Arena Project, Refunding, 5.20%, 10/01/24 ......................................    3,750,000        3,956,625
     Various Purpose, 5.125%, 12/01/28 .....................................................    3,000,000        3,143,250
  Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 ...............    5,000,000        5,090,000
  Minneapolis Revenue, University Gateway Project, Series A, 5.25%, 12/01/24 ...............    3,000,000        3,173,940



90  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Minneapolis Special School District No. 001 COP, Series A,
     FSA Insured, 5.00%, 2/01/21 ........................................................... $  1,950,000   $    2,085,154
     MBIA Insured, Pre-Refunded, 5.90%, 2/01/17 ............................................    5,000,000        5,439,650
  Minnesota Agriculture and Economic Development Board Revenue,
     Benedictine Health, Refunding, Series A, MBIA Insured, 5.125%, 2/15/29 ................   14,625,000       15,342,941
     Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/01/22 ..    4,870,000        5,169,456
     Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, Pre-Refunded,
      5.15%, 12/01/22 ......................................................................      310,000          354,941
     Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured,
      5.75%, 11/15/26 ......................................................................   18,000,000       20,009,160
  Minnesota State HFA,
     Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 .....................    5,420,000        5,608,616
     Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 .....................    2,015,000        2,078,674
     Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 .....................    2,270,000        2,338,440
     SMF, Series B, 5.00%, 7/01/13 .........................................................       95,000          100,213
     SMF, Series D, 5.45%, 1/01/26 .........................................................    3,650,000        3,758,368
     SMF, Series E, AMBAC Insured, 5.40%, 1/01/25 ..........................................    6,130,000        6,289,073
     SMF, Series F, MBIA Insured, 6.30%, 7/01/25 ...........................................      540,000          552,166
     SMF, Series G, AMBAC Insured, 6.25%, 7/01/26 ..........................................      750,000          777,420
     SMF, Series I, MBIA Insured, 6.25%, 1/01/15 ...........................................    1,175,000        1,190,052
  Minnesota State Higher Education Facilities Authority Revenue,
     Bethel, Refunding, 5.10%, 4/01/28 .....................................................    7,700,000        7,861,469
     St. Johns University, Series 5-I, MBIA Insured, 5.25%, 10/01/21 .......................    1,750,000        1,916,880
     St. Johns University, Series 5-I, MBIA Insured, 5.25%, 10/01/26 .......................    1,500,000        1,609,320
     University of St. Thomas, Series 4-A1, MBIA Insured, 5.625%, 10/01/16 .................    1,000,000        1,101,500
  Minnetonka MFHR,
     Brier Creek Project, Refunding, Series A, GNMA Secured, 6.45%, 6/20/24 ................    2,720,000        2,807,693
  Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.90%, 10/20/19 ..................    1,750,000        1,885,082
     Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.95%, 10/20/29 ...............    5,955,000        6,389,358
  Moorhead EDA, GO, Tax Increment, Series A, MBIA Insured, 5.25%, 2/01/28 ..................    1,890,000        2,017,235
  New Hope MFR, North Ridge, Refunding, Series A, GNMA Secured,
     6.05%, 1/01/17 ........................................................................      450,000          470,696
     6.20%, 1/01/31 ........................................................................    5,470,000        5,703,350
  Nobles County Housing and RDA, Public Project Revenue, Annual Appropriate Lease Obligation,
    AMBAC Insured, 5.625%, 2/01/22 .........................................................    1,230,000        1,373,307
  North St. Paul Maplewood ISD No. 622, GO,
     Refunding, Series A, 5.125%, 2/01/25 ..................................................    2,275,000        2,352,191
     Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/01/19 ..................................    2,000,000        2,110,720
  Northeast Metropolitan ISD No. 916, GO, FSA Insured, 5.80%, 1/01/16 ......................    5,320,000        5,514,127
  Northern Municipal Power Agency Electric System Revenue, Refunding, FSA Insured,
    5.00%, 1/01/12 .........................................................................    1,030,000        1,138,140
  Osseo ISD No. 279, GO, Series A, FSA Insured, 5.00%, 2/01/20 .............................    3,000,000        3,226,920



                                                              Annual Report | 91

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Park Rapids ISD No. 309, GO, MBIA Insured,
     4.75%, 2/01/21 ........................................................................ $  2,500,000   $    2,597,450
     5.00%, 2/01/25 ........................................................................    3,000,000        3,129,750
  Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
     6.25%, 6/01/16 ........................................................................    1,600,000        1,650,496
     6.125%, 6/01/24 .......................................................................    1,815,000        1,871,737
  Princeton ISD No. 477, GO, Mille Lacs County, FSA Insured, 5.125%, 2/01/24 ...............    1,190,000        1,240,028
  Prior Lake ISD No. 719, GO,
     FGIC Insured, 5.125%, 2/01/19 .........................................................    1,140,000        1,248,049
     FSA Insured, 5.50%, 2/01/20 ...........................................................    2,255,000        2,532,252
     FSA Insured, 5.50%, 2/01/21 ...........................................................    2,590,000        2,893,652
     Series C, MBIA Insured, 5.00%, 2/01/21 ................................................    2,000,000        2,146,020
     Series C, MBIA Insured, 5.00%, 2/01/23 ................................................    6,025,000        6,394,031
  Puerto Rico Commonwealth GO, Public Improvement,
     FSA Insured, 5.00%, 7/01/23 ...........................................................    2,500,000        2,662,200
  Refunding, FSA Insured, 5.125%, 7/01/30 ..................................................    1,000,000        1,061,010
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ......    4,675,000        4,947,740
  Puerto Rico PBA Revenue, Government Facilities, Refunding, Series F, XLCA Insured,
    5.25%, 7/01/25 .........................................................................    2,500,000        2,894,300
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...............    1,300,000        1,307,670
  Puerto Rico Public Finance Corp. Commonwealth Revenue, Series E, AMBAC Insured,
    5.50%, 8/01/27 .........................................................................    1,000,000        1,197,540
  Robbinsdale GO, Housing Development, Senior Housing Project, Series B, FGIC Insured,
    5.875%, 1/01/31 ........................................................................    2,160,000        2,278,908
  Rochester Electric Utility Revenue, AMBAC Insured, 5.25%, 12/01/24 .......................    3,000,000        3,226,920
  Rochester Health Care Facilities Revenue, Mayo Foundation, Series B, 5.50%, 11/15/27 .....    4,000,000        4,295,600
  Roseville ISD No. 623, GO, Series A, FSA Insured, 6.00%, 2/01/25 .........................    4,260,000        4,440,709
  Rush City ISD No. 139, GO, School Building, MBIA Insured,
     5.00%, 2/01/21 ........................................................................    1,680,000        1,802,657
     5.125%, 2/01/26 .......................................................................    4,245,000        4,520,670
  Sauk Rapids ISD No. 47, GO, Series A, MBIA Insured, 5.75%,
     2/01/23 ...............................................................................    2,740,000        3,124,477
     2/01/26 ...............................................................................    5,000,000        5,668,750
  Scott County GO, MBIA Insured, 5.00%, 2/01/33 ............................................    5,555,000        5,814,974
  Scott County Housing and Redevelopment Authority Facilities Lease Revenue, AMBAC Insured,
    5.70%, 2/01/29 .........................................................................    1,380,000        1,500,074
  Scott County Housing and Redevelopment Authority GO, Savage City, Hamilton Apartments
    Project, AMBAC Insured, 5.70%, 2/01/33 .................................................    2,285,000        2,380,764
  Scott County Housing and Redevelopment Authority Housing Development Revenue GO, River City
    Center Project, Series A, FSA Insured, 5.375%, 2/01/27 .................................    1,520,000        1,610,166
  Scott County Housing and Redevelopment Authority MFR, Highview Commons, Series A,
    GNMA Secured,
     6.20%, 1/20/41 ........................................................................    2,820,000        3,115,846
     6.50%, 7/20/41 ........................................................................    1,300,000        1,448,954



92  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Scott County Housing and Redevelopment Authority Special Benefits Tax Revenue, River City
    Centre Project, Series B, AMBAC Insured, 5.50%, 2/01/27 ................................ $    675,000   $      718,085
  Scott County Housing and Redevelopment Authority Tax Increment Development Revenue,
    River City Centre Project, Series E, FSA Insured, 5.375%, 2/01/25 ......................    1,170,000        1,241,148
  Shakopee Public Utilities Commission Public Utilities Revenue, MBIA Insured, 6.00%,
    2/01/28 ................................................................................    2,530,000        2,914,054
  South Washington County ISD No. 833, GO, Series B, FSA Insured, 5.00%, 2/01/23 ...........    4,000,000        4,232,680
  Southeastern Multi-County Housing and RDAR, Housing Development, Goodhue County
    Apartments B, MBIA Insured, 5.75%, 1/01/31 .............................................    2,415,000        2,541,522
  Southern Minnesota Municipal Power Agency Power Supply System Revenue, Refunding,
    Series A, MBIA Insured, ETM, 5.75%, 1/01/18 ............................................    1,000,000        1,024,270
  St. Clair ISD No. 75, GO, MBIA Insured, 5.70%, 4/01/22 ...................................    2,250,000        2,600,595
  St. Cloud Health Care Revenue, St. Cloud Hospital Obligation, Group A, FSA Insured,
    5.875%, 5/01/30 ........................................................................   17,785,000       20,324,876
  St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series A, AMBAC Insured,
    5.00%, 7/01/15 .........................................................................    1,165,000        1,231,615
  St. Cloud Housing and RDA, Sales Tax Revenue, Paramount Theater Project, Refunding, Series A,
    FGIC Insured, 5.00%, 3/01/22 ...........................................................    1,000,000        1,039,570
  St. Francis ISD No.15, GO, Series A, FSA Insured,
     6.35%, 2/01/13 ........................................................................    1,500,000        1,637,430
     6.375%, 2/01/16 .......................................................................    5,465,000        5,968,272
  St. Michael ISD No. 885, GO, FSA Insured, 5.00%, 2/01/23 .................................    3,300,000        3,491,961
  St. Paul Housing and RDA, Parking Revenue, Refunding, Series A, FSA Insured, 5.75%,
    8/01/13 ................................................................................    5,105,000        5,220,577
  St. Paul ISD No. 625, GO,
    Series A, FSA Insured, 5.75%, 2/01/16 ..................................................    3,500,000        3,638,950
     Series C, FSA Insured, 6.00%, 2/01/20 .................................................    1,600,000        1,850,048
  St. Paul Port Authority IDR, Brown and Bigelow Co., Series K-1996, FGIC
Insured, 9.50%,
    12/01/14 ...............................................................................      190,000          195,725
  St. Peter GO, Hospital, Series A, MBIA Insured, 5.00%, 9/01/32 ...........................    6,805,000        7,107,686
  Stillwater ISD No. 834, GO, MBIA Insured, 5.75%, 2/01/15 .................................    2,990,000        3,110,078
  Todd Morrisson and Stearns Counties ISD No. 2753, GO, MBIA Insured, 5.00%, 4/01/17 .......    1,500,000        1,559,190
  Upsala ISD No. 487, GO, School Building, FGIC Insured, 5.00%, 2/01/22 ....................    1,140,000        1,220,302
  Virgin Islands PFAR, Gross Receipts Taxes Loan Note, FSA Insured, 5.25%,
     10/01/20 ..............................................................................    1,160,000        1,306,427
     10/01/21 ..............................................................................    1,000,000        1,118,830
  Virginia Governmental Housing Project GO, Refunding, MBIA Insured, 5.90%, 2/01/26 ........    2,915,000        3,186,678
  Walker-Hakensack-Akeley ISD No. 113, GO, Series A, FSA Insured, 6.00%,
     2/01/23 ...............................................................................    1,160,000        1,370,598
     2/01/25 ...............................................................................    1,300,000        1,536,015
  Washington County GO,
     Capital Improvement Plan, Series A, 4.75%, 2/01/22 ....................................    3,200,000        3,380,768
     Capital Improvement Plan, Series A, 4.75%, 2/01/23 ....................................    1,760,000        1,848,634
     Capital Improvement, Series A, FGIC Insured, 4.75%, 2/01/24 ...........................    1,000,000        1,033,730



                                                              Annual Report | 93

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Washington County Housing and RDAR, Government Housing, Landfall Terrace Project, Refunding,
     5.35%, 2/01/22 ........................................................................ $  1,000,000   $    1,065,910
     5.40%, 8/01/27 ........................................................................    2,015,000        2,131,830
  Western Minnesota Municipal Power Agency Minnesota Power Supply Revenue, Series A,
    MBIA Insured, 5.00%, 1/01/30 ...........................................................    5,000,000        5,269,600
  Western Minnesota Municipal Power Agency Power Supply Revenue, Refunding, Series A,
    AMBAC Insured, 5.50%,
     1/01/12 ...............................................................................    2,745,000        2,990,870
     1/01/13 ...............................................................................    4,500,000        4,903,065
  Western Minnesota Municipal Power Agency Revenue,
     MBIA Insured, 5.00%, 1/01/26 ..........................................................    8,565,000        9,052,605
     Refunding, Series B, MBIA Insured, 5.00%, 1/01/15 .....................................    2,000,000        2,270,280
  White Bear Lake ISD No. 624, GO, Series 4-A, FSA Insured, 4.00%,
     2/01/19 ...............................................................................    1,405,000        1,407,051
  Willmar GO, Rice Memorial Hospital Project, FSA Insured, 5.00%,
     2/01/19 ...............................................................................    2,000,000        2,172,040
     2/01/22 ...............................................................................    2,550,000        2,715,852
     2/01/25 ...............................................................................    3,000,000        3,156,240
     2/01/32 ...............................................................................    1,500,000        1,567,950
  Worthington ISD No. 518, GO, Series A, FSA Insured, 5.00%, 2/01/24 .......................    5,000,000        5,223,050
                                                                                                              -------------
  TOTAL BONDS ..............................................................................                   557,860,799
                                                                                                              -------------

  ZERO COUPON BONDS 4.4%
  Southern Minnesota Municipal Power Agency Power Supply System Revenue,
     Capital Appreciation, Refunding, Series A, MBIA Insured, 1/01/23 ......................    6,000,000        2,515,860
     Capital Appreciation, Refunding, Series A, MBIA Insured, 1/01/26 ......................    5,000,000        1,783,100
     Capital Appreciation, Refunding, Series A, MBIA Insured, 1/01/27 ......................    7,600,000        2,573,740
     Capital Appreciation, Series A, MBIA Insured, 1/01/19 .................................    5,875,000        3,108,286
     Capital Appreciation, Series A, MBIA Insured, 1/01/20 .................................   14,035,000        7,004,027
     Series A, AMBAC Insured, 1/01/18 ......................................................   15,985,000        8,972,700
                                                                                                              -------------
  TOTAL ZERO COUPON BONDS ..................................................................                    25,957,713
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $545,819,177) ..........................................                   583,818,512
                                                                                                              -------------

  SHORT TERM INVESTMENTS .1%
a Minneapolis GO,
     Convention Center, Weekly VRDN and Put, .80%, 12/01/18 ................................      110,000          110,000
  Series B, Weekly VRDN and Put, .80%, 12/01/07 ............................................      400,000          400,000
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, .89%, 12/01/15 ....................................................      200,000          200,000



94  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONT.)
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
    AMBAC Insured, Weekly VRDN and Put, .92%, 7/01/28 ...................................... $    100,000     $    100,000
                                                                                                              -------------

  TOTAL SHORT TERM INVESTMENTS (COST $810,000) .............................................                       810,000
                                                                                                              -------------

  TOTAL INVESTMENTS (COST $546,629,177) 99.4% ..............................................                   584,628,512
  OTHER ASSETS, LESS LIABILITIES .6% .......................................................                     3,369,890
                                                                                                              -------------

  NET ASSETS 100.0% ........................................................................                  $587,998,402
                                                                                                              =============



See glossary of terms on page 110.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                         Annual Report | See notes to financial statements. | 95

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN OHIO INSURED TAX-FREE INCOME FUND
                                                     ----------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                  2004 C      2003        2002        2001        2000 C
                                                     ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............     $12.60      $12.37      $12.21      $11.52      $12.49
                                                     ----------------------------------------------------------

Income from investment operations:

 Net investment income a .........................        .55         .57         .60         .61         .61

 Net realized and unrealized gains (losses) ......        .20         .24         .16         .68        (.95)
                                                     ----------------------------------------------------------

Total from investment operations .................        .75         .81         .76        1.29        (.34)
                                                     ----------------------------------------------------------

Less distributions from:

 Net investment income ...........................       (.54)       (.58)       (.60)       (.60)       (.61)

 Net realized gains ..............................         --d         --          --          --        (.02)
                                                     ----------------------------------------------------------

Total distributions ..............................       (.54)       (.58)       (.60)       (.60)       (.63)
                                                     ----------------------------------------------------------

Net asset value, end of year .....................     $12.81      $12.60      $12.37      $12.21      $11.52
                                                     ==========================================================

Total return b ...................................      6.17%       6.77%       6.41%      11.48%     (2.80)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $852,182    $822,031    $752,423    $698,853    $689,084

Ratios to average net assets:

 Expenses ........................................       .65%        .65%        .65%        .66%        .64%

 Net investment income ...........................      4.38%       4.64%       4.86%       5.10%       5.07%

Portfolio turnover rate ..........................     14.89%      13.40%       9.62%      16.45%       9.61%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The fund made a capital gain distribution of $.0027.




96  | Annual Report

Franklin Tax-Free Trust

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND (CONTINUED)
                                                     -----------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS B                                                 2004 C      2003        2002        2001        2000 C,E
                                                     -----------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............    $12.64      $12.40      $12.23      $11.52      $11.43
                                                     -----------------------------------------------------------

Income from investment operations:

 Net investment income a .........................       .48         .51         .53         .55         .05

 Net realized and unrealized gains (losses) ......       .21         .25         .17         .70         .09
                                                     -----------------------------------------------------------

Total from investment operations .................       .69         .76         .70        1.25         .14
                                                     -----------------------------------------------------------

Less distributions from:

 Net investment income ...........................      (.48)       (.52)       (.53)       (.54)       (.05)

 Net realized gains ..............................        --d         --          --          --          --
                                                     -----------------------------------------------------------

Total distributions ..............................      (.48)       (.52)       (.53)       (.54)       (.05)
                                                     -----------------------------------------------------------

Net asset value, end of year .....................    $12.85      $12.64      $12.40      $12.23      $11.52
                                                     ===========================================================

Total return b ...................................     5.57%       6.24%       5.89%      11.04%       1.19%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $60,869     $44,222     $16,629      $3,649         $76

Ratios to average net assets:

 Expenses ........................................     1.20%       1.20%       1.20%       1.22%       1.20%f

 Net investment income ...........................     3.83%       4.09%       4.31%       4.53%       5.02%f

Portfolio turnover rate ..........................    14.89%      13.40%       9.62%      16.45%       9.61%

a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The fund made a capital gain distribution of $.0027.
e For the period February 1, 2000 (effective date) to February 29, 2000.
f Annualized.




                                                              Annual Report | 97

Franklin Tax-Free Trust

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND (CONTINUED)
                                                   ----------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
CLASS C                                                2004 C      2003        2002        2001        2000 C
                                                   ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............    $12.69      $12.45      $12.28      $11.58      $12.56
                                                   ----------------------------------------------------------

Income from investment operations:

 Net investment income a ........................       .48         .51         .53         .54         .54

 Net realized and unrealized gains (losses) .....       .20         .25         .17         .69        (.96)
                                                   ----------------------------------------------------------

Total from investment operations ................       .68         .76         .70        1.23        (.42)
                                                   ----------------------------------------------------------

Less distributions from:

 Net investment income ..........................      (.47)       (.52)       (.53)       (.53)       (.54)

 Net realized gains .............................        --d         --          --          --        (.02)
                                                   ----------------------------------------------------------

Total distributions .............................      (.47)       (.52)       (.53)       (.53)       (.56)
                                                   ----------------------------------------------------------

Net asset value, end of year ....................    $12.90      $12.69      $12.45      $12.28      $11.58
                                                   ==========================================================

Total return b ..................................     5.53%       6.23%       5.87%      10.90%     (3.41)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................  $108,062     $91,189     $59,305     $42,072     $40,181

Ratios to average net assets:

 Expenses .......................................     1.22%       1.17%       1.20%       1.22%       1.20%

 Net investment income ..........................     3.81%       4.12%       4.31%       4.55%       4.52%

Portfolio turnover rate .........................    14.89%      13.40%       9.62%      16.45%       9.61%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The fund made a capital gain distribution of $.0027.


98  | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.1%
  BONDS 99.0%
  Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement Childrens
    Hospital Center, FSA Insured, 5.00%, 11/15/22 .......................................... $ 5,000,000    $    5,326,200
  Akron GO,
     Improvement, FGIC Insured, 5.00%, 12/01/20 ............................................   2,150,000         2,345,542
     Improvement, FGIC Insured, 5.00%, 12/01/21 ............................................   2,255,000         2,442,932
     Improvement, FGIC Insured, 5.00%, 12/01/22 ............................................   1,185,000         1,274,823
     Limited Tax, FGIC Insured, 7.50%, 9/01/05 .............................................     500,000           545,420
  Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured, 5.00%,
     12/01/22 ..............................................................................   2,460,000         2,646,468
     12/01/24 ..............................................................................   3,200,000         3,410,688
     12/01/25 ..............................................................................   4,300,000         4,565,439
     12/01/33 ..............................................................................   5,000,000         5,271,850
  Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 .....................   3,660,000         4,077,386
  Anthony Wayne Local School District GO,
     Refunding, FSA Insured, 5.00%, 12/01/24 ...............................................   3,200,000         3,392,736
     School Facilities Construction and Improvement, FSA Insured, 5.65%, 12/01/21 ..........   2,490,000         2,852,917
     School Facilities Construction and Improvement, FSA Insured, 5.70%, 12/01/25 ..........   2,335,000         2,649,034
     School Facilities Construction and Improvement, FSA Insured, 5.125%, 12/01/30 .........   2,535,000         2,673,056
  Archbold Area Local School District GO, AMBAC Insured, 6.00%, 12/01/21 ...................   2,000,000         2,274,180
  Athens City School District GO, School Facilities Construction and Improvement, FSA Insured,
    6.00%, 12/01/24 ........................................................................   2,345,000         2,789,143
  Aurora City School District COP, MBIA Insured,
     6.10%, 12/01/19 .......................................................................   1,825,000         2,174,049
     6.15%, 12/01/24 .......................................................................   1,670,000         1,976,178
  Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%,
    12/01/16 ...............................................................................   1,075,000         1,178,178
  Avon Lake City School District GO, FGIC Insured, 5.50%, 12/01/26 .........................   4,000,000         4,427,520
  Avon Lake Water System Revenue, Series A, AMBAC Insured, 5.75%, 10/01/26 .................   2,020,000         2,306,577
  Avon Local School District GO,
     AMBAC Insured, 6.00%, 12/01/20 ........................................................   2,500,000         2,818,775
     School Improvement, MBIA Insured, 5.25%, 12/01/23 .....................................   1,000,000         1,094,920
     School Improvement, MBIA Insured, 5.25%, 12/01/29 .....................................   2,295,000         2,480,206
  Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ......................   8,125,000         9,072,537
  Bluffton Exempted Village School District GO, Improvement, AMBAC Insured, 5.50%,
    12/01/28 ...............................................................................   1,190,000         1,412,197
  Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured, 5.40%,
    9/20/36 ................................................................................   2,940,000         3,044,135
a Brecksville Building Improvement GO, Refunding, 5.00%, 12/01/23 ..........................     500,000           534,720
  Brookville Local School District GO, FSA Insured,
     5.25%, 12/01/22 .......................................................................   1,075,000         1,182,489
     5.00%, 12/01/31 .......................................................................   3,000,000         3,165,540
  Buckeye Local School District GO, Construction and Improvement Bonds, FGIC Insured,
    5.50%, 12/01/25 ........................................................................     750,000           836,040
  Butler County GO,
     AMBAC Insured, 5.75%, 12/01/16 ........................................................   1,000,000         1,120,830
     Judgment Bonds, FSA Insured, 4.75%, 12/01/26 ..........................................   9,660,000         9,901,886



                                                              Annual Report | 99

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Cardington and Lincoln Local School District GO , Facilities and Construction, FSA Insured,
    4.75%, 12/01/25 ........................................................................ $ 1,000,000    $    1,029,830
  Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%, 12/01/22 .....   1,555,000         1,816,613
  Cincinnati City School District GO,
     Classroom Facilities Construction and Improvement, FSA Insured, 5.00%, 12/01/27 .......   2,500,000         2,646,125
     Classroom Facilities Construction and Improvement, FSA Insured, 5.00%, 12/01/31 .......  23,000,000        24,269,140
     FSA Insured, 5.00%, 12/01/22 ..........................................................   9,510,000        10,215,452
  Cincinnati Tech College Revenue, AMBAC Insured,
     5.25%, 10/01/23 .......................................................................   2,510,000         2,744,986
     5.00%, 10/01/28 .......................................................................   5,715,000         6,039,955
  Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 ..........   2,035,000         2,302,501
  Cleveland GO, Series 1994, MBIA Insured, Pre-Refunded, 6.70%, 11/15/18 ...................   2,000,000         2,120,480
  Cleveland Ohio State University General Receipt Revenue, Series A, FGIC Insured,
    5.00%, 6/01/33 .........................................................................   2,350,000         2,472,411
  Cleveland Waterworks Revenue,
     Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 ......................  11,500,000        11,890,770
     Refunding, Series K, FGIC Insured, 5.00%, 1/01/25 .....................................   8,150,000         8,569,562
     Series H, MBIA Insured, Pre-Refunded, 5.75%, 1/01/26 ..................................   1,000,000         1,100,980
     Series K, FGIC Insured, 5.00%, 1/01/22 ................................................   2,075,000         2,205,995
     Series K, FGIC Insured, 5.00%, 1/01/23 ................................................   4,285,000         4,537,815
  Clinton-Massie Local School District GO, School Improvement, MBIA Insured, 5.00%,
    12/01/25 ...............................................................................   1,185,000         1,248,717
  Clyde-Green Springs Exempt Village School District GO, Refunding and Improvement, School
    Facilities Construction, MBIA Insured, 5.125%, 12/01/32 ................................   1,000,000         1,068,330
  Columbus City School District GO, Linden Elementary Construction, FSA Insured, 5.00%,
    12/01/28 ...............................................................................     900,000           942,876
  Columbus Municipal Airport Authority Revenue, Airport Improvement, Port Columbus
    International, Series B, AMBAC Insured, 5.00%, 1/01/18 .................................   3,565,000         3,765,032
  Columbus Tax Increment Financing Revenue, Easton Project, AMBAC Insured, 5.30%,
    12/01/19 ...............................................................................   1,500,000         1,641,510
  Crawford County GO, Refunding, AMBAC Insured, 5.25%, 12/01/31 ............................   1,330,000         1,431,240
  Cuyahoga Community College District General Receipts Revenue, Series A,
    AMBAC Insured, 5.00%,
     12/01/22 ..............................................................................   1,000,000         1,075,800
     12/01/32 ..............................................................................   3,000,000         3,163,110
  Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ..........................     100,000           104,769
  Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., AMBAC Insured,
     5.40%, 1/15/19 ........................................................................   1,500,000         1,651,500
     5.50%, 1/15/30 ........................................................................   1,760,000         1,918,312
  Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured, 5.75%,
    1/20/29 ................................................................................   1,000,000         1,057,790
  Cuyahoga County Utility System Revenue,
     AMBAC Insured, 5.125%, 2/15/28 ........................................................   1,000,000         1,044,480
     Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 .........   2,945,000         3,181,012
  Darke County GO, Real Estate Acquisition and Improvement, FGIC Insured, 5.125%,
    12/01/27 ...............................................................................   1,020,000         1,083,781



100  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Deerefield Township Tax Increment Revenue, Refunding, Series B, MBIA Insured, 5.00%,
    12/01/25 ............................................................................... $ 1,000,000    $    1,056,480
  Defiance GO, MBIA Insured,
     6.10%, 12/01/14 .......................................................................   1,000,000         1,056,010
     6.20%, 12/01/20 .......................................................................     750,000           792,562
  Delaware City School District GO, FGIC Insured, 5.75%, 12/01/15 ..........................   1,640,000         1,779,974
  Dover City School District GO, AMBAC Insured, 6.25%, 12/01/16 ............................   2,000,000         2,008,080
  Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 ...................   1,625,000         1,770,681
  Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 .........................   1,100,000         1,163,371
  Eastlake GO, Capital Facilities, MBIA Insured, 5.00%, 12/01/27 ...........................   1,950,000         2,054,305
  Eaton City School District GO, FGIC Insured, 5.00%, 12/01/25 .............................   1,250,000         1,327,162
  Edgerton Local School District GO, School Improvement, FGIC Insured, 4.75%, 12/01/27 .....   2,000,000         2,048,760
  Fairfield City School District GO, FGIC Insured, Pre-Refunded, 6.00%, 12/01/20 ...........   1,000,000         1,084,780
  Fairfield County GO, FGIC Insured, 5.00%, 12/01/20 .......................................   1,600,000         1,739,296
  Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 .......................   1,980,000         2,240,528
  Franklin County Hospital Revenue,
     Childrens Hospital Project, AMBAC Insured, 5.50%, 5/01/21 .............................   3,365,000         3,755,205
     Childrens Hospital Project, AMBAC Insured, 5.50%, 5/01/28 .............................   4,265,000         4,700,243
     Holy Cross Health Systems, AMBAC Insured, 5.875%, 6/01/21 .............................   2,500,000         2,759,900
     Ohiohealth Corp., Refunding, Series C, MBIA Insured, 5.00%, 5/15/33 ...................   7,250,000         7,570,160
     Refunding,  Series C, MBIA Insured, 5.00%, 5/15/28 ....................................  11,575,000        12,121,803
  Franklin GO, MBIA Insured, 5.25%, 12/01/27 ...............................................   1,500,000         1,618,725
  Garfield Heights GO, Various Purpose, Improvement, Refunding, FGIC Insured, 5.00%,
    12/01/27 ...............................................................................   2,655,000         2,822,796
  Grand Valley Ohio Local School District GO, Classroom Facilities Improvement, FGIC Insured,
    5.00%, 12/01/24 ........................................................................   1,300,000         1,378,299
  Greater Cleveland Regional Transit Authority GO, Capital Improvement, Series A, MBIA Insured,
    5.125%, 12/01/21 .......................................................................   1,750,000         1,884,732
  Green Local School District GO, Summit County, FGIC Insured, Pre-Refunded,
     5.875%, 12/01/14 ......................................................................   2,800,000         2,958,704
     5.90%, 12/01/19 .......................................................................   5,150,000         5,442,880
  Greene County GO, AMBAC Insured, 5.00%,
     12/01/22 ..............................................................................   1,475,000         1,577,232
     12/01/28 ..............................................................................   2,620,000         2,758,179
  Greene County Sewer System Revenue, Governmental Enterprise,
     AMBAC Insured, 5.625%, 12/01/25 .......................................................   1,890,000         2,147,928
     MBIA Insured, 5.25%, 12/01/25 .........................................................   5,000,000         5,323,300
  Greene County Water System Revenue,
     Governmental Enterprise, MBIA Insured, 5.25%, 12/01/21 ................................   5,400,000         5,919,156
     Series A, FGIC Insured, 6.125%, 12/01/21 ..............................................   2,100,000         2,454,102
  Guernsey County GO, Refunding, FGIC Insured, 5.00%, 12/01/23 .............................   2,690,000         2,864,204
a Hamilton County Convention Facilities Authority Revenue, FGIC Insured, 5.00%, 12/01/24 ...   2,795,000         2,955,545
  Hamilton County Sales Tax, Series B, AMBAC Insured,
     5.25%, 12/01/32 .......................................................................  27,420,000        29,494,049
     5.60%, 12/01/32 .......................................................................   1,200,000         1,345,560



                                                             Annual Report | 101

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Hamilton County Sewer System Revenue, Refunding,
     MBIA Insured, 5.25%, 12/01/21 ......................................................... $ 1,000,000    $    1,088,730
     Series A, FGIC Insured, 6.05%, 12/01/15 ...............................................   3,010,000         3,326,863
  Hamilton GO, One Renaissance Center, Series A, AMBAC Insured, 5.25%,
     11/01/18 ..............................................................................   1,010,000         1,125,473
     11/01/19 ..............................................................................   1,015,000         1,123,869
     11/01/20 ..............................................................................   1,120,000         1,233,837
     11/01/21 ..............................................................................   1,180,000         1,292,513
  Hamilton Wastewater System Revenue, Series A, FSA Insured,
     5.90%, 10/15/21 .......................................................................   3,040,000         3,389,448
     5.20%, 10/15/23 .......................................................................   7,275,000         7,760,242
  Heath City School District GO, School Improvement, Series A, FGIC Insured,
     5.60%, 12/01/21 .......................................................................   1,000,000         1,141,250
     5.50%, 12/01/27 .......................................................................   1,170,000         1,297,565
  Highland Local School District GO, School Improvement, FSA Insured, 5.00%,
     12/01/23 ..............................................................................   3,680,000         3,895,133
     12/01/26 ..............................................................................   3,675,000         3,857,500
  Hilliard School District GO,
     Refunding, FGIC Insured, 6.55%, 12/01/05 ..............................................     500,000           546,215
     School Improvement, FGIC Insured, 5.75%, 12/01/28 .....................................   4,000,000         4,599,160
     School Improvement, Series A, FGIC Insured, 5.25%, 12/01/28 ...........................   3,010,000         3,234,546
  Independence Local School District GO, FGIC Insured, 5.25%, 12/01/21 .....................   1,390,000         1,533,253
  Jackson Center Local School District Shelby County GO, Facilities Construction and
    Improvements, MBIA Insured, 5.00%, 12/01/28 ............................................   1,175,000         1,236,969
  Jackson Local School District GO, Stark and Summit Counties Local School District,
     FSA Insured, 5.50%, 12/01/20 ..........................................................   4,000,000         4,540,920
     FSA Insured, 5.625%, 12/01/25 .........................................................   3,500,000         3,938,690
     MBIA Insured, 5.50%, 12/01/21 .........................................................   3,060,000         3,355,627
a Jefferson Local School District Madison County School Construction GO, FGIC Insured,
    5.00%, 12/01/25 ........................................................................   1,200,000         1,280,112
  Jonathan Alder Local School District GO, School Facilities Construction and Improvement,
    MBIA Insured,
     4.75%, 12/01/22 .......................................................................   1,105,000         1,149,023
     5.00%, 12/01/27 .......................................................................   6,195,000         6,526,371
     5.00%, 12/01/30 .......................................................................   3,320,000         3,490,150
  Kenston Local School District GO, School Improvement, MBIA Insured, 5.00%,
     12/01/24 ..............................................................................   2,380,000         2,530,107
     12/01/25 ..............................................................................   2,500,000         2,647,825
  Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC Insured,
    5.00%, 8/15/23 .........................................................................   1,500,000         1,566,270
  Lake Ohio Local School District GO, MBIA Insured,
     5.30%, 12/01/21 .......................................................................   1,575,000         1,737,193
     5.375%, 12/01/25 ......................................................................   1,900,000         2,077,080
  Lakota Local District GO, AMBAC Insured, Pre-Refunded, 6.125%, 12/01/17 ..................   3,200,000         3,478,176
  Lebanon City School District GO, FSA Insured, 5.00%, 12/01/29 ............................   6,250,000         6,543,562



102  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Licking County Joint Vocational School District GO, School Facilities Construction and
    Improvement, MBIA Insured,
     5.00%, 12/01/21 ....................................................................... $ 2,200,000    $    2,367,596
     4.75%, 12/01/23 .......................................................................   2,230,000         2,308,942
  Licking Heights Local School District GO, School Facilities Construction and Improvements,
    Series A, FGIC Insured, 5.625%, 12/01/28 ...............................................   4,000,000         4,480,960
  Logan Hocking Local School District GO, Construction and Improvement, MBIA Insured, 5.00%,
     12/01/22 ..............................................................................   1,200,000         1,275,060
     12/01/29 ..............................................................................   1,000,000         1,046,970
  London City School District GO, School Facilities Construction and Improvement, FGIC Insured,
    5.00%,
     12/01/22 ..............................................................................     700,000           743,785
     12/01/29 ..............................................................................   1,500,000         1,570,455
  Lorain County GO, Sewer System Improvement, MBIA Insured, 5.00%, 12/01/19 ................   1,640,000         1,784,271
  Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A, AMBAC
    Insured, 5.50%, 9/01/29 ................................................................   6,250,000         6,887,187
  Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B, MBIA
    Insured, 5.50%, 9/01/27 ................................................................   5,000,000         5,401,050
  Lorain GO, Urban Renewal, MBIA Insured, 5.70%, 12/01/28 ..................................   1,050,000         1,188,316
  Louisville City School District GO, FGIC Insured, 5.00%, 12/01/24 ........................   3,500,000         3,690,365
  Loveland City School District GO, Refunding, Series A, MBIA Insured, 5.00%, 12/01/24 .....   4,000,000         4,193,200
  Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
     12/01/06 ..............................................................................     120,000           140,466
     12/01/08 ..............................................................................     110,000           138,249
     12/01/09 ..............................................................................     120,000           154,660
     12/01/10 ..............................................................................     220,000           290,008
  Lucas County Hospital Revenue, Promedica Healthcare Obligation Group,
     MBIA Insured, 5.75%, 11/15/14 .........................................................     300,000           335,610
     Refunding, AMBAC Insured, 5.375%, 11/15/29 ............................................     750,000           798,953
     Refunding, MBIA Insured, ETM, 5.75%, 11/15/14 .........................................   4,460,000         4,857,921
  Mad River Local School District GO, Classroom Facilities, FGIC Insured, 5.125%, 12/01/24 .   4,180,000         4,469,716
  Madison Local School District Butler County GO,
     MBIA Insured, 5.75%, 12/01/26 .........................................................   1,000,000         1,140,550
     School Improvement, FGIC Insured, 5.60%, 12/01/26 .....................................   1,120,000         1,261,098
  Mahoning County Hospital Facilities Revenue, Western Reserve Care, MBIA Insured, ETM,
    5.50%, 10/15/25 ........................................................................   4,750,000         5,017,853
  Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 ....................   1,905,000         2,121,960
  Marietta Water Revenue, AMBAC Insured, Pre-Refunded, 5.95%, 12/01/21 .....................   3,875,000         4,390,918
  Marion County City School District GO, School Facilities Construction and Improvement Project,
    FSA Insured,
     5.55%, 12/01/20 .......................................................................   1,000,000         1,143,020
     5.625%, 12/01/22 ......................................................................   1,100,000         1,260,116
  Marion County GO, AMBAC Insured, 5.05%, 12/01/31 .........................................   1,500,000         1,581,180



                                                             Annual Report | 103

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Marysville Exempted Village School District GO,
     FSA Insured, 5.30%, 12/01/21 .......................................................... $ 2,000,000    $    2,184,920
     FSA Insured, 5.35%, 12/01/25 ..........................................................   2,010,000         2,169,433
     FSA Insured, 5.375%, 12/01/29 .........................................................   2,465,000         2,655,052
     Refunding, MBIA Insured, 5.00%, 12/01/29 ..............................................   1,000,000         1,052,000
     School Improvement, AMBAC Insured, Pre-Refunded, 6.00%, 12/01/29 ......................   2,890,000         3,548,631
  Mason City School District GO, Refunding, MBIA Insured, 5.00%, 12/01/20 ..................   5,495,000         5,865,088
  Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 ...............................   1,935,000         2,022,772
  Maumee City School District GO, School Facilities Construction and Improvements,
    FSA Insured, 5.00%, 12/01/27 ...........................................................   3,610,000         3,821,005
  Maumee Hospital Revenue, St. Luke's Hospital Project, Refunding, AMBAC Insured,
    5.80%, 12/01/14 ........................................................................   2,755,000         2,898,921
  Medina GO, 5.00%, 12/01/22 ...............................................................   1,100,000         1,173,733
  Miami University General Receipts Revenue, Refunding, AMBAC Insured, 5.00%, 12/01/22 .....   1,675,000         1,801,965
  Milford Exempted Village School District GO, School Improvement, FSA Insured,
     5.00%, 12/01/22 .......................................................................   2,000,000         2,125,100
     5.125%, 12/01/30 ......................................................................   7,325,000         7,723,920
  Minerva Local School District GO, Classroom Facilities, MBIA Insured, 5.30%, 12/01/29 ....   1,300,000         1,405,638
  Minster School District School Facilities and Construction GO, FSA Insured,
     5.70%, 12/01/23 .......................................................................   3,190,000         3,635,484
     5.75%, 12/01/27 .......................................................................   3,260,000         3,731,331
  Monroe Local School District GO, AMBAC Insured, 5.00%, 12/01/23 ..........................   1,000,000         1,064,760
  Montgomery County Revenue, Sisters of Charity Health Care, Series A, MBIA Insured, 6.625%,
    5/15/21 ................................................................................     450,000           451,944
  Morley Library District GO, Lake County District Library, Library Improvement, AMBAC Insured,
    4.75%, 12/01/21 ........................................................................   1,000,000         1,046,550
  New Albany Community Authority Community Facilities Revenue, Refunding, Series B,
    AMBAC Insured,
     5.125%, 10/01/21 ......................................................................   3,000,000         3,239,520
     5.20%, 10/01/24 .......................................................................   5,000,000         5,367,700
  New Lexington HDC, Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured,
    5.85%, 1/01/21 .........................................................................     930,000           966,038
  New Philadelphia City School District GO, School Improvement, AMBAC Insured, 6.25%,
    12/01/17 ...............................................................................   2,000,000         2,008,080
  Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, 5.45%,
    12/01/25 ...............................................................................   3,035,000         3,302,778
  Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 ........................   5,000,000         5,509,000
  Ohio Capital Corp. HMR,
     Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 .....................................   2,000,000         2,079,700
     Refunding, Series H, MBIA Insured, 6.90%, 7/01/24 .....................................   1,465,000         1,468,633
     Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15 ...............   1,625,000         1,681,063
     Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23 ................   2,565,000         2,645,849
  Ohio Center Local Government Capital Asset Financing Program Fractionalized Institute GO,
    FSA Insured,
     4.875%, 12/01/18 ......................................................................   1,255,000         1,365,013
     5.25%, 12/01/23 .......................................................................   1,410,000         1,550,986



104  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Ohio HFA,
     MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 ............ $ 2,035,000    $    2,115,627
     RMR, Series C, GNMA Secured, 5.75%, 9/01/30 ...........................................   5,475,000         5,661,971
  Ohio Municipal Electric Generation Agency Revenue, Joint Venture 5, CBI, Refunding, AMBAC
    Insured, 5.00%, 2/15/23 ................................................................   3,000,000         3,203,550
  Ohio State Air Quality Development Authority Revenue,
     Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24 ........   3,500,000         3,586,555
     Columbus and Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 .................   4,000,000         4,056,360
     JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 ...............................   6,875,000         7,387,600
     JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 1/01/29 .....................   1,230,000         1,288,364
     JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 4/01/29 .....................  15,245,000        15,968,375
     Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 ....................   9,075,000         9,548,352
     PCR, Ohio Edison, Refunding, Series B, AMBAC Insured, 5.625%, 11/15/29 ................   5,400,000         5,540,184
  Ohio State Building Authority Revenue,
     Adult Correctional Facilities, Series A, AMBAC Insured, Pre-Refunded, 5.60%, 4/01/16 ..   2,000,000         2,260,920
     Adult Correctional Facilities, Series A, MBIA Insured, Pre-Refunded, 6.125%, 10/01/13 .  10,000,000        10,499,300
     State Facilities, Administration Building Fund Project, Refunding, Series A, FSA Insured,
      5.00%, 4/01/22 .......................................................................   3,100,000         3,301,066
  Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured,
    6.50%, 4/15/12 .........................................................................   1,020,000         1,026,569
  Ohio State Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19 ............   5,000,000         5,270,700
  Ohio State GO, Series B, 4.625%, 9/15/22 .................................................   5,000,000         5,123,000
  Ohio State Higher Educational Facility Commission Revenue,
     FGIC Insured, 5.00%, 5/01/23 ..........................................................   8,460,000         9,029,527
     Higher Educational Facility Oberlin College, AMBAC Insured, 5.00%, 10/01/26 ...........   8,000,000         8,345,520
     University Dayton Project, FGIC Insured, 5.80%, 12/01/14 ..............................   1,300,000         1,369,927
     Xavier University Higher Educational Facility, MBIA Insured, 5.375%, 5/15/22 ..........   3,500,000         3,761,695
  Ohio State Turnpike Commission Turnpike Revenue, AMBAC Insured, 5.25%, 2/15/31 ...........  16,425,000        17,404,094
  Ohio State University General Receipts Athens Revenue, FSA Insured, 5.00%, 12/01/24 ......   3,025,000         3,183,450
  Ohio State University General Receipts Revenue,
     Series A, 5.125%, 12/01/31 ............................................................   2,500,000         2,637,650
     State University Ohio, Series B, MBIA Insured, 5.00%, 6/01/33 .........................   5,755,000         6,054,778
  Ohio State Water Development Authority PCR, Facilities Revenue,
     Pennsylvania Power Co. Project, Refunding, AMBAC Insured, 6.15%, 8/01/23 ..............   3,420,000         3,557,245
     Water Control Loan Fund, Water Quality Series, MBIA Insured, 5.125%, 6/01/19 ..........   5,000,000         5,355,600
  Ohio State Water Development Authority Revenue,
     Community Assistance, MBIA Insured, 5.00%, 12/01/30 ...................................   5,230,000         5,522,880
     Dayton Power, Refunding, Series A, AMBAC Insured, 6.40%, 8/15/27 ......................   5,000,000         5,067,500
     Drinking Water Fund Leverage, 5.00%, 6/01/23 ..........................................   2,255,000         2,394,224
     Fresh Water Service, AMBAC Insured, Pre-Refunded, 5.90%, 12/01/21 .....................   8,750,000         9,453,938
     Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 .................     270,000           273,794
     Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/18 .................   1,385,000         1,404,459
     Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 .............................   2,000,000         2,337,740



                                                             Annual Report | 105

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Olentangy Local School District GO,
     FSA Insured, 5.00%, 12/01/25 .......................................................... $ 1,835,000    $    1,933,668
     FSA Insured, 5.00%, 12/01/30 ..........................................................   4,000,000         4,195,200
     MBIA Insured, 7.75%, 12/01/08 .........................................................     375,000           469,605
     MBIA Insured, 7.75%, 12/01/09 .........................................................     375,000           482,501
     MBIA Insured, 7.75%, 12/01/10 .........................................................     375,000           493,200
     School Facilities Construction and Improvement, FSA Insured, 5.625%, 12/01/27 .........   4,500,000         5,043,960
  Olmsted Falls Local School District GO, FGIC Insured, Pre-Refunded, 5.85%, 12/15/17 ......   1,500,000         1,587,600
  Orrville Water Systems Improvement Revenue, MBIA Insured, Pre-Refunded, 6.125%,
    12/01/18 ...............................................................................   1,150,000         1,217,310
  Ottawa and Glandorf Local School District GO, School Facilities Construction and Improvement,
    MBIA Insured, 5.25%, 12/01/23 ..........................................................   2,175,000         2,372,142
  Perrysburg Exempted Village School District GO, Series B, FSA Insured, 5.00%, 12/01/25 ...   5,000,000         5,226,550
  Pickerington Local School District GO,
     AMBAC Insured, 5.00%, 12/01/25 ........................................................   7,000,000         7,317,170
     School Facilities Construction and Improvement, FGIC Insured, 5.00%, 12/01/28 .........   3,000,000         3,142,920
  Plain Local School District GO, FGIC Insured,
     6.00%, 12/01/25 .......................................................................     800,000           935,320
     5.00%, 12/01/30 .......................................................................   5,000,000         5,267,500
     Pre-Refunded, 6.00%, 12/01/25 .........................................................   3,700,000         4,501,087
  Princeton City School District GO, MBIA Insured,
     5.00%, 12/01/25 .......................................................................   1,700,000         1,804,941
     5.00%, 12/01/26 .......................................................................   2,725,000         2,888,745
     4.75%, 12/01/27 .......................................................................   2,680,000         2,751,368
     5.00%, 12/01/30 .......................................................................   7,500,000         7,920,000
  Puerto Rico Commonwealth GO,
     MBIA Insured, Pre-Refunded, 5.75%, 7/01/24 ............................................   2,000,000         2,156,520
     Public Improvement, Series A, FGIC Insured, 5.00%, 7/01/32 ............................  10,000,000        10,542,300
  Puerto Rico Electric Power Authority Revenue, Series DD, MBIA Insured, 5.00%, 7/01/28 ....   2,000,000         2,089,280
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ......   6,200,000         6,561,708
  Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, Pre-Refunded,
    5.50%, 7/01/21 .........................................................................   4,000,000         4,299,880
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ...............  11,000,000        11,034,650
  Ridgewood Local School District GO, School Facilities Improvement, FSA Insured,
    6.00%, 12/01/24 ........................................................................   1,730,000         2,057,662
  Riverside Local School District GO, School Facilities Construction and Improvement, MBIA
    Insured, 5.75%, 12/01/22 ...............................................................   1,000,000         1,168,240
  Rural Lorain County Water Authority Water Resource Revenue, AMBAC Insured, 5.875%,
    10/01/24 ...............................................................................   3,100,000         3,587,723
  Salem GO, AMBAC Insured, 6.50%, 12/01/06 .................................................   1,200,000         1,305,720
  Shaker Heights GO, Urban Renewal, Refunding, AMBAC Insured,
     5.00%, 12/01/21 .......................................................................   1,225,000         1,327,092
     5.25%, 12/01/26 .......................................................................     725,000           782,906
  Sidney City School District GO, School Improvement,
     FGIC Insured, 5.125%, 12/01/28 ........................................................   1,425,000         1,513,037
     Refunding, Series B, FGIC Insured, 5.25%, 12/01/23 ....................................   1,780,000         1,932,475
     Refunding, Series B, FGIC Insured, 5.25%, 12/01/28 ....................................   1,000,000         1,074,600
  South Range Local School District GO, MBIA Insured, 6.15%, 12/01/18 ......................     415,000           425,670


106  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  South-Western City School District of Ohio Franklin and Pickway Counties GO, FGIC Insured,
    ETM, 7.875%,
     12/01/04 .............................................................................. $   550,000    $      578,386
     12/01/06 ..............................................................................     600,000           705,114
     12/01/07 ..............................................................................     600,000           733,590
  Southwest Regional Water District Revenue, MBIA Insured, Pre-Refunded, 6.00%,
     12/01/15 ..............................................................................   1,000,000         1,094,590
     12/01/20 ..............................................................................     700,000           766,213
  St. Henry Local Consolidated School District GO, MBIA Insured, 5.75%, 12/01/22 ...........   1,515,000         1,774,929
  St. Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 ..............     600,000           602,538
  St. Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 ............................     750,000           753,173
  Steubenville City School District GO, School Facilities and Implementation, MBIA Insured,
    5.60%, 12/01/22 ........................................................................   1,500,000         1,716,090
  Streetsboro City School District GO, School Improvement, MBIA Insured, 5.00%, 12/01/25 ...   2,500,000         2,627,525
  Struthers City School District GO, Refunding, AMBAC Insured, 5.50%, 12/01/22 .............   1,950,000         2,200,322
  Summit County GO, Sanitary Sewer System Improvement, FGIC Insured, 5.25%, 12/01/21 .......   4,505,000         4,938,111
  Swanton Local School District GO, School Improvement, FGIC Insured, 5.25%, 12/01/25 ......   1,895,000         2,049,443
  Sycamore Community City School District COP, Blue Ash Elementary School Project,
    AMBAC Insured, 5.125%, 12/01/25 ........................................................   1,000,000         1,062,590
  Sylvania City School District GO,
     FGIC Insured, Pre-Refunded, 5.75%, 12/01/22 ...........................................   1,500,000         1,635,420
     Refunding, FGIC Insured, 5.00%, 12/01/22 ..............................................   1,550,000         1,657,431
     Various Purpose, FGIC Insured, 5.30%, 12/01/20 ........................................   2,225,000         2,460,427
  Toledo City School District GO, School Facilities Improvement, FSA Insured, 5.00%,
    12/01/23 ...............................................................................   1,500,000         1,606,215
  Toledo GO, Limited Tax,
     AMBAC Insured, Pre-Refunded, 5.95%, 12/01/15 ..........................................   3,715,000         4,099,651
     AMBAC Insured, Pre-Refunded, 6.00%, 12/01/16 ..........................................   1,000,000         1,144,120
     FGIC Insured, 7.375%, 12/01/04 ........................................................     650,000           680,492
     FGIC Insured, 7.375%, 12/01/05 ........................................................     650,000           718,705
     FGIC Insured, 7.375%, 12/01/06 ........................................................     625,000           719,325
  Toledo Sewer System Revenue, AMBAC Insured, 5.00%,
     11/15/22 ..............................................................................   1,000,000         1,075,520
     11/15/23 ..............................................................................   1,000,000         1,070,550
     11/15/28 ..............................................................................   2,000,000         2,114,840
  Tri-Valley Local School District GO, FGIC Insured, 5.25%, 12/01/29 .......................   8,530,000         9,160,452
  Trotwood-Madison City School District GO, School Improvement, FGIC Insured,
     5.375%, 12/01/22 ......................................................................   1,685,000         1,867,553
     5.00%, 12/01/30 .......................................................................  11,500,000        12,089,375
  Trumbull County GO, Refunding, MBIA Insured, 5.20%, 12/01/20 .............................   1,475,000         1,627,028
  Twinsburg GO,
     Golf Course, Refunding, FGIC Insured, 5.00%, 12/01/21 .................................   1,000,000         1,068,720
     Park Land and Conservation, FGIC Insured, 5.00%, 12/01/21 .............................   1,000,000         1,068,720
  Union County GO, MBIA Insured, 5.00%, 12/01/33 ...........................................   2,895,000         3,040,619
  University of Akron General Receipts Revenue, FGIC Insured,
     5.70%, 1/01/24 ........................................................................   7,050,000         7,946,337
     5.75%, 1/01/29 ........................................................................   1,500,000         1,703,145


                                                             Annual Report | 107

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured, 5.125%,
    6/01/28 ................................................................................ $ 7,400,000    $    7,766,892
  University of Cincinnati General Receipts Revenue,
     AMBAC Insured, 5.00%, 6/01/31 .........................................................   1,350,000         1,418,189
     Series A, AMBAC Insured, 5.00%, 6/01/22 ...............................................   1,610,000         1,737,110
     Series A, AMBAC Insured, 5.00%, 6/01/24 ...............................................   1,940,000         2,073,006
     Series A, AMBAC Insured, 5.00%, 6/01/25 ...............................................   2,005,000         2,133,861
     Series AD, MBIA Insured, 5.125%, 6/01/20 ..............................................   1,500,000         1,573,125
     Series W, MBIA Insured, 5.85%, 6/01/16 ................................................   1,630,000         1,798,183
  University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ...............   6,000,000         6,268,980
  Upper Arlington County School District GO, MBIA Insured, 5.25%, 12/01/22 .................   5,000,000         5,333,250
  Upper Scioto Valley Local School District GO, School Facilities Construction and Improvement,
    FGIC Insured, 5.25%, 12/01/25 ..........................................................   1,160,000         1,250,770
  Van Wert City School District GO, School Improvement, FGIC Insured, 5.00%,
     12/01/27 ..............................................................................   4,805,000         5,062,019
     12/01/30 ..............................................................................   2,500,000         2,628,125
  Wadsworth City School District GO, FGIC Insured, 5.75%, 12/01/22 .........................   1,200,000         1,394,316
  Warrensville Heights City School District GO, School Improvement, FGIC Insured,
     5.625%, 12/01/20 ......................................................................   3,500,000         4,027,765
     5.75%, 12/01/24 .......................................................................   2,750,000         3,176,305
  Waterville GO, Refunding, MBIA Insured, 5.05%, 12/01/26 ..................................   1,085,000         1,148,581
  Wausen Exempted Village School District GO, Refunding and School Improvements, MBIA
    Insured, 5.50%, 12/01/17 ...............................................................   1,800,000         2,010,744
  Wayne Local School District GO, Warren County, AMBAC Insured, Pre-Refunded, 6.10%,
    12/01/24 ...............................................................................   1,800,000         2,046,906
  West Chester Township GO, AMBAC Insured, 5.00%, 12/01/25 .................................   1,500,000         1,576,515
  West Muskingum Local School District School Facilities GO, FGIC Insured, 5.00%, 12/01/24 .   2,750,000         2,931,060
  Westfall Local School District GO, School Facilities Construction Improvement, FGIC Insured,
    6.00%, 12/01/22 ........................................................................   2,850,000         3,349,377
  Wilmington Water Revenue, First Mortgage System, AMBAC Insured,
     6.00%, 6/15/21 ........................................................................   2,510,000         2,781,381
     5.25%, 6/15/29 ........................................................................   3,320,000         3,478,928
  Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 .............     500,000           515,375
  Youngstown State University General Receipts Revenue, AMBAC Insured, Pre-Refunded,
    6.00%, 12/15/16 ........................................................................   2,250,000         2,384,010
  Zanesville City School District GO, School Improvement, MBIA Insured,
     4.75%, 12/01/22 .......................................................................   5,500,000         5,757,400
     4.75%, 12/01/26 .......................................................................   3,250,000         3,349,158
     5.05%, 12/01/29 .......................................................................   3,500,000         3,718,820
                                                                                                            ---------------

  TOTAL BONDS ..............................................................................                 1,010,977,044
                                                                                                            ---------------

  ZERO COUPON BONDS .1%
  Marysville Exempted Village School District GO, Capital Appreciation, Refunding, MBIA Insured,
     12/01/20 ..............................................................................   1,000,000           482,500
     12/01/21 ..............................................................................   1,000,000           454,790
                                                                                                            ---------------

  TOTAL ZERO COUPON BONDS ..................................................................                       937,290
                                                                                                            ---------------

  TOTAL LONG TERM INVESTMENTS (COST $938,415,353) ..........................................                 1,011,914,334
                                                                                                            ---------------



108  | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS .1%
b Cuyahoga County Hospital Revenue, University Hospitals of Cleveland, Daily VRDN and Put,
    .94%, 1/01/16 .......................................................................... $ 1,400,000    $    1,400,000
b Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, .89%, 12/01/15 ....................................................     100,000           100,000
                                                                                                            ---------------

  TOTAL SHORT TERM INVESTMENTS (COST $1,500,000) ...........................................                     1,500,000
                                                                                                            ---------------

  TOTAL INVESTMENTS (COST $939,915,353) 99.2% ..............................................                 1,013,414,334
  OTHER ASSETS, LESS LIABILITIES .8% .......................................................                     7,698,607
                                                                                                            ---------------

  NET ASSETS 100.0% ........................................................................                $1,021,112,941
                                                                                                            ===============



See glossary of terms on page 110.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.
b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.




                        Annual Report | See notes to financial statements. | 109

Franklin Tax-Free Trust

GLOSSARY OF TERMS



AD        - Assessment District
ACES      - Adjustable Convertible Exempt Securities
AMBAC     - American Municipal Bond Assurance Corp.
BART      - Bay Area Rapid Transit
CBI       - Certificate of Beneficial Interest
CDA       - Community Development Authority/Agency
CDD       - Community Development District
COP       - Certificate of Participation
EDA       - Economic Development Authority
EDC       - Economic Development Corp.
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HDC       - Housing Development Corp.
HFA       - Housing Finance Authority/Agency
HFAR      - Housing Finance Authority/Agency Revenue
HFC       - Housing Finance Corp.
HMR       - Home Mortgage Revenue
ID        - Improvement District
IDA       - Industrial Development Authority/Agency
IDAR      - Industrial Development Authority/Agency Revenue
IDR       - Industrial Development Revenue
ISD       - Independent School District
LP        - Limited Partnership
MBIA      - Municipal Bond Investors Assurance Corp.
MFH       - Multi-Family Housing
MFHR      - Multi-Family Housing Revenue
MFMR      - Multi-Family Mortgage Revenue
MFR       - Multi-Family Revenue
MTA       - Metropolitan Transit Authority
PBA       - Public Building Authority
PCR       - Pollution Control Revenue
PFAR      - Public Financing Authority Revenue
PUD       - Public Utility District
RDA       - Redevelopment Agency/Authority
RDAR      - Redevelopment Agency Revenue
RMR       - Residential Mortgage Revenue
SFM       - Single Family Mortgage
SFMR      - Single Family Mortgage Revenue
USD       - Unified/Union School District
XLCA      - XL Capital Assurance


110  | Annual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2004


                                                      --------------------------------------------------------------------
                                                          FRANKLIN                           FRANKLIN         FRANKLIN
                                                           FLORIDA         FRANKLIN        MASSACHUSETTS      MICHIGAN
                                                      INSURED TAX-FREE INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE
                                                         INCOME FUND      INCOME FUND       INCOME FUND      INCOME FUND
                                                      --------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .............................................    $140,518,518    $1,787,322,831     $439,395,890    $1,292,136,007
                                                      ===================================================================
  Value ............................................     153,607,675     1,940,475,291      476,494,507     1,409,427,218
 Cash ..............................................          42,173            43,612           67,613            15,654
 Receivables:
  Capital shares sold ..............................         642,265         2,103,426          925,396         1,033,647
  Interest .........................................       2,098,156        21,801,733        5,409,776        19,626,048
                                                      --------------------------------------------------------------------
      Total assets .................................     156,390,269     1,964,424,062      482,897,292     1,430,102,567
                                                      --------------------------------------------------------------------
Liabilities:
 Payables:
  Capital shares redeemed ..........................          31,530         1,752,628        1,089,217         2,480,649
  Affiliates .......................................          90,471         1,074,951          272,937           795,548
  Shareholders .....................................          66,140         1,244,669          289,922         1,113,158
 Distributions to shareholders .....................         148,083         1,921,248          462,997         1,382,728
 Other liabilities .................................          21,462           165,387           46,778           124,102
                                                      --------------------------------------------------------------------
      Total liabilities ............................         357,686         6,158,883        2,161,851         5,896,185
                                                      --------------------------------------------------------------------
        Net assets, at value .......................    $156,032,583    $1,958,265,179     $480,735,441    $1,424,206,382
                                                      ===================================================================
Net assets consist of:
 Undistributed net investment income ...............    $     84,156    $   (1,611,240)    $   (292,322)   $     (789,199)
 Net unrealized appreciation (depreciation) ........      13,089,157       153,152,460       37,098,617       117,291,211
 Accumulated net realized gain (loss) ..............      (1,232,347)        1,421,910         (964,118)         (438,750)
 Capital shares ....................................     144,091,617     1,805,302,049      444,893,264     1,308,143,120
                                                      --------------------------------------------------------------------
        Net assets, at value .......................    $156,032,583    $1,958,265,179     $480,735,441    $1,424,206,382
                                                      ===================================================================




                                                             Annual Report | 111

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2004



                                            --------------------------------------------------------------------
                                                FRANKLIN                           FRANKLIN         FRANKLIN
                                                 FLORIDA         FRANKLIN        MASSACHUSETTS      MICHIGAN
                                            INSURED TAX-FREE INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE
                                               INCOME FUND      INCOME FUND       INCOME FUND      INCOME FUND
                                            --------------------------------------------------------------------
CLASS A:
 Net assets, at value ....................    $156,032,583   $1,696,913,319      $432,467,439    $1,248,974,964
                                            ====================================================================
 Shares outstanding ......................      14,225,565      134,474,625        35,710,273        99,311,046
                                            ====================================================================
 Net asset value per share a .............          $10.97           $12.62            $12.11            $12.58
                                            ====================================================================
 Maximum offering price per share
 (net asset value per share / 95.75%) ....          $11.46           $13.18            $12.65            $13.14
                                            ====================================================================
CLASS B:
 Net assets, at value ....................              --   $  108,518,477                --    $   58,687,103
                                            ====================================================================
 Shares outstanding ......................              --        8,564,178                --         4,646,142
                                            ====================================================================
 Net asset value and maximum offering
 price per share a .......................              --           $12.67                --            $12.63
                                            ====================================================================
CLASS C:
 Net assets, at value ....................              --   $  152,833,383      $ 48,268,002    $  116,544,315
                                            ====================================================================
 Shares outstanding ......................              --       12,016,873         3,959,716         9,186,809
                                            ====================================================================
 Net asset value and maximum offering
 price per share a .......................              --           $12.72            $12.19            $12.69
                                            ====================================================================



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.




112  | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2004



                                                   ----------------------------------
                                                       FRANKLIN          FRANKLIN
                                                       MINNESOTA           OHIO
                                                   INSURED TAX-FREE  INSURED TAX-FREE
                                                      INCOME FUND       INCOME FUND
                                                   ----------------------------------
Assets:
 Investments in securities:
  Cost ..........................................    $546,629,177    $  939,915,353
                                                   ==================================
  Value .........................................     584,628,512     1,013,414,334
 Cash ...........................................          49,516           100,136
 Receivables:
  Capital shares sold ...........................         360,618         1,833,834
  Interest ......................................       4,883,717        13,378,663
                                                   ----------------------------------
      Total assets ..............................     589,922,363     1,028,726,967
                                                   ----------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...............              --         4,734,858
  Capital shares redeemed .......................         750,168           739,653
  Affiliates ....................................         331,341           593,350
  Shareholders ..................................         220,157           485,173
 Distributions to shareholders ..................         561,633           962,687
 Other liabilities ..............................          60,662            98,305
                                                   ----------------------------------
      Total liabilities .........................       1,923,961         7,614,026
                                                   ----------------------------------
        Net assets, at value ....................    $587,998,402    $1,021,112,941
                                                   ==================================
Net assets consist of:
 Undistributed net investment income ............    $   (452,601)   $     (347,619)
 Net unrealized appreciation (depreciation) .....      37,999,335        73,498,981
 Accumulated net realized gain (loss) ...........      (2,100,215)          965,951
 Capital shares .................................     552,551,883       946,995,628
                                                   ----------------------------------
         Net assets, at value ...................    $587,998,402    $1,021,112,941
                                                   ==================================




                                                             Annual Report | 113

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2004



                                                                          ----------------------------------
                                                                              FRANKLIN          FRANKLIN
                                                                              MINNESOTA           OHIO
                                                                          INSURED TAX-FREE  INSURED TAX-FREE
                                                                             INCOME FUND       INCOME FUND
                                                                          ----------------------------------
CLASS A:
 Net assets, at value ..................................................    $528,609,120      $852,181,875
                                                                          ==================================
 Shares outstanding ....................................................      42,658,373        66,537,268
                                                                          ==================================
 Net asset value per share a ...........................................          $12.39            $12.81
                                                                          ==================================
 Maximum offering price per share (net asset value per share / 95.75%) .          $12.94            $13.38
                                                                          ==================================
CLASS B:
 Net assets, at value ..................................................              --      $ 60,869,353
                                                                          ==================================
 Shares outstanding ....................................................              --         4,736,230
                                                                          ==================================
 Net asset value and maximum offering price per share a.................              --            $12.85
                                                                          ==================================
CLASS C:
 Net assets, at value ..................................................    $ 59,389,282      $108,061,713
                                                                          ==================================
 Shares outstanding ....................................................       4,763,331         8,374,997
                                                                          ==================================
 Net asset value and maximum offering price per share a ................          $12.47           $12.90
                                                                          ==================================




a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.




114  | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust
FINANCIAL STATEMENTS (CONTINUED)


STATEMENTS OF OPERATIONS
for the year ended February 29, 2004


                                                      ---------------------------------------------------------------------
                                                          FRANKLIN                           FRANKLIN          FRANKLIN
                                                           FLORIDA         FRANKLIN        MASSACHUSETTS       MICHIGAN
                                                      INSURED TAX-FREE INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE
                                                         INCOME FUND      INCOME FUND       INCOME FUND       INCOME FUND
                                                      ---------------------------------------------------------------------
Investment income:
 Interest ..........................................      $7,695,945     $ 97,236,076       $23,892,673      $71,657,186
                                                      ---------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................         890,289        8,871,303         2,388,658        6,629,662
 Distribution fees: (Note 3)
  Class A ..........................................         153,563        1,627,837           431,108        1,254,153
  Class B ..........................................              --          646,709                --          362,060
  Class C ..........................................              --          973,882           304,035          777,025
 Transfer agent fees (Note 3) ......................          51,006          840,605           200,803          708,765
 Custodian fees ....................................           1,509           23,187             4,782           14,035
 Reports to shareholders ...........................           7,997           82,819            22,540           71,290
 Registration and filing fees ......................           7,140          123,491            17,592           32,460
 Professional fees .................................          13,643           37,861            19,495           34,440
 Trustees' fees and expenses .......................           1,313           16,330             4,065           12,171
 Other .............................................          21,973          171,002            45,015          124,133
                                                      ---------------------------------------------------------------------
      Total expenses ...............................       1,148,433       13,415,026         3,438,093       10,020,194
                                                      ---------------------------------------------------------------------
        Net investment income ......................       6,547,512       83,821,050        20,454,580       61,636,992
                                                      ---------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........         235,864        2,048,055            (7,930)       3,996,146
 Net unrealized appreciation (depreciation) on
 investments .......................................       2,531,290       34,955,520         7,601,007       15,657,907
                                                      ---------------------------------------------------------------------
Net realized and unrealized gain (loss) ............       2,767,154       37,003,575         7,593,077       19,654,053
                                                      ---------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ...................................      $9,314,666     $120,824,625       $28,047,657      $81,291,045
                                                      =====================================================================



                                                             Annual Report | 115

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 29, 2004



                                                                          ---------------------------------
                                                                              FRANKLIN          FRANKLIN
                                                                              MINNESOTA           OHIO
                                                                          INSURED TAX-FREE INSURED TAX-FREE
                                                                             INCOME FUND       INCOME FUND
                                                                          ---------------------------------
Investment income:
 Interest ..............................................................    $29,480,023      $49,681,662
                                                                          ---------------------------------
Expenses:
 Management fees (Note 3) ..............................................      2,872,413        4,708,280
 Distribution fees: (Note 3)
  Class A ..............................................................        525,173          836,005
  Class B ..............................................................             --          350,048
  Class C ..............................................................        398,443          677,456
 Transfer agent fees (Note 3) ..........................................        310,855          507,579
 Custodian fees ........................................................          6,970            9,856
 Reports to shareholders ...............................................         30,387           49,757
 Registration and filing fees ..........................................         16,226           28,928
 Professional fees .....................................................         21,851           31,888
 Trustees' fees and expenses ...........................................          4,970            8,421
 Other .................................................................         61,952          101,256
                                                                          ---------------------------------
      Total expenses ...................................................      4,249,240        7,309,474
                                                                          ---------------------------------
        Net investment income ..........................................     25,230,783       42,372,188
                                                                          ---------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .............................      1,040,597        1,111,175
 Net unrealized appreciation (depreciation) on investments .............      6,244,375       14,805,264
                                                                          ---------------------------------
Net realized and unrealized gain (loss) ................................      7,284,972       15,916,439
                                                                          ---------------------------------
Net increase (decrease) in net assets resulting from operations ........    $32,515,755      $58,288,627
                                                                          =================================




116  | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended February 29, 2004 and February 28, 2003



                                                   --------------------------------------------------------------------
                                                          FRANKLIN FLORIDA                           FRANKLIN
                                                    INSURED TAX-FREE INCOME FUND           INSURED TAX-FREE INCOME FUND
                                                   --------------------------------------------------------------------
                                                       2004             2003                 2004               2003
                                                   --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ...........................  $  6,547,512   $  6,103,732       $   83,821,050   $   81,716,497
Net realized gain (loss) from investments .......       235,864         96,379            2,048,055        2,539,109
Net unrealized appreciation (depreciation)
 on investments .................................     2,531,290      3,609,352           34,955,520       33,267,879
                                                   --------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations ......................     9,314,666      9,809,463          120,824,625      117,523,485
 Distributions to shareholders from:
Net investment income:
 Class A ........................................    (6,401,032)    (6,179,083)         (74,296,016)     (74,650,933)
 Class B ........................................            --             --           (3,831,684)      (2,405,752)
 Class C ........................................            --             --           (5,555,656)      (4,472,326)
                                                   --------------------------------------------------------------------
 Total distributions to shareholders ............    (6,401,032)    (6,179,083)         (83,683,356)     (81,529,011)
 Capital share transactions: (Note 2)
 Class A ........................................    (3,854,378)    25,748,091           18,066,931       60,037,260
 Class B ........................................            --             --           24,494,078       42,419,525
 Class C ........................................            --             --           20,537,476       36,767,985
                                                   --------------------------------------------------------------------
 Total capital share transactions ...............    (3,854,378)    25,748,091           63,098,485      139,224,770
Net increase (decrease) in net assets ...........      (940,744)    29,378,471          100,239,754      175,219,244
Net assets:
 Beginning of year ..............................   156,973,327    127,594,856        1,858,025,425    1,682,806,181
                                                   --------------------------------------------------------------------
 End of year ....................................  $156,032,583   $156,973,327       $1,958,265,179   $1,858,025,425
                                                   ====================================================================
Undistributed net investment income included in
 net assets:
  End of year ...................................  $     84,156   $    (62,270)      $   (1,611,240)  $   (1,574,558)
                                                   ====================================================================




                                                             Annual Report | 117

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 29, 2004 and February 28, 2003



                                                   ------------------------------------------------------------------
                                                       FRANKLIN MASSACHUSETTS                 FRANKLIN MICHIGAN
                                                    INSURED TAX-FREE INCOME FUND         INSURED TAX-FREE INCOME FUND
                                                   ------------------------------------------------------------------
                                                         2004           2003               2004               2003
                                                   ------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ...........................  $ 20,454,580   $ 20,049,336       $   61,636,992   $   61,682,010
Net realized gain (loss) from investments .......        (7,930)       642,820            3,996,146       10,182,945
Net unrealized appreciation (depreciation)
 on investments .................................     7,601,007     10,046,040           15,657,907       21,840,689
                                                   ------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations ......................    28,047,657     30,738,196           81,291,045       93,705,644
 Distributions to shareholders from:
Net investment income:
 Class A ........................................   (18,589,297)   (18,757,560)         (54,613,690)     (56,704,350)
 Class B ........................................            --             --           (2,116,930)      (1,632,164)
 Class C ........................................    (1,713,691)    (1,531,681)          (4,333,371)      (3,844,298)
Net realized gains:
 Class A ........................................            --             --           (7,079,499)      (6,964,625)
 Class B ........................................            --             --             (320,983)        (254,882)
 Class C ........................................            --             --             (658,685)        (575,866)
                                                   ------------------------------------------------------------------
 Total distributions to shareholders ............   (20,302,988)   (20,289,241)         (69,123,158)     (69,976,185)
 Capital share transactions: (Note 2)
 Class A ........................................      (869,166)    34,483,823          (15,548,539)      47,595,604
 Class B ........................................            --             --            8,232,491       18,902,428
 Class C ........................................     4,538,779      9,734,804            5,417,148       30,819,698
                                                   ------------------------------------------------------------------
 Total capital share transactions ...............     3,669,613     44,218,627           (1,898,900)      97,317,730
Net increase (decrease) in net assets ...........    11,414,282     54,667,582           10,268,987      121,047,189
Net assets:
 Beginning of year ..............................   469,321,159    414,653,577        1,413,937,395    1,292,890,206
                                                   ------------------------------------------------------------------
 End of year ....................................  $480,735,441   $469,321,159       $1,424,206,382   $1,413,937,395
                                                   ==================================================================
Undistributed net investment income included in
 net assets:
  End of year ...................................  $   (292,322)  $   (423,334)      $     (789,199)  $   (1,329,842)
                                                   ==================================================================




118  | Annual Report

Franklin Tax-Free Trust
FINANCIAL STATEMENTS (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 29, 2004 and February 28, 2003



                                                       --------------------------------------------------------------
                                                             FRANKLIN MINNESOTA                 FRANKLIN OHIO
                                                        INSURED TAX-FREE INCOME FUND    INSURED TAX-FREE INCOME FUND
                                                       --------------------------------------------------------------
                                                           2004             2003             2004            2003
                                                       --------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ..............................   $ 25,230,783   $ 25,042,944     $   42,372,188   $ 40,466,786
Net realized gain (loss) from investments ..........      1,040,597      1,242,451          1,111,175      3,508,325
Net unrealized appreciation (depreciation)
 on investments ....................................      6,244,375     10,210,971         14,805,264     13,984,286
                                                       --------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations .........................     32,515,755     36,496,366         58,288,627     57,959,397
 Distributions to shareholders from:
Net investment income:
 Class A ...........................................    (22,886,588)   (23,330,267)       (36,083,275)   (36,776,898)
 Class B ...........................................             --             --         (2,012,492)    (1,193,468)
 Class C ...........................................     (2,166,431)    (1,908,284)        (3,753,007)    (3,064,984)
Net realized gains:
 Class A ...........................................             --             --           (178,907)            --
 Class B ...........................................             --             --            (12,199)            --
 Class C ...........................................             --             --            (22,112)            --
                                                       --------------------------------------------------------------
 Total distributions to shareholders ...............    (25,053,019)   (25,238,551)       (42,061,992)   (41,035,350)
 Capital share transactions: (Note 2)
 Class A ...........................................     (2,172,190)    28,073,962         16,612,998     54,992,636
 Class B ...........................................             --             --         15,671,766     26,872,028
 Class C ...........................................      3,927,617     14,460,013         15,159,555     30,296,547
                                                       --------------------------------------------------------------
 Total capital share transactions ..................      1,755,427     42,533,975         47,444,319    112,161,211
Net increase (decrease) in net assets ..............      9,218,163     53,791,790         63,670,954    129,085,258
Net assets:
 Beginning of year .................................    578,780,239    524,988,449        957,441,987    828,356,729
                                                       --------------------------------------------------------------
 End of year .......................................   $587,998,402   $578,780,239     $1,021,112,941   $957,441,987
                                                       ==============================================================
Undistributed net investment income included in
 net assets:
  End of year ......................................   $   (452,601)  $   (561,673)    $     (347,619)  $   (852,669)
                                                       ==============================================================



                        Annual Report | See notes to financial statements. | 119

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES




Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All funds included in this report (the Funds) are diversified except the Franklin Florida Insured Tax-Free Income Fund. The investment objective of the Funds is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market. The Trust utilizes independent pricing services to perform any of the pricing functions under procedures approved by the Board of Trustees. Tax-free bonds may be valued by the pricing services using matrix pricing which considers such factors as prices of comparable quality issues, yield, maturity, coupon, and credit ratings. If events occur that materially affect the values of securities after the prices are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.







120  | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)




D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.








                                                             Annual Report | 121

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST




The classes of shares offered within each of the funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

--------------------------------------------------------------------------------------------------------------
  CLASS A                             CLASS A & CLASS C                        CLASS A, CLASS B, & CLASS C
--------------------------------------------------------------------------------------------------------------
  Franklin Florida Insured Tax-Free   Franklin Massachusetts Insured Tax-Free  Franklin Insured Tax-Free
    Income Fund                         Income Fund                              Income Fund
                                      Franklin Minnesota Insured Tax-Free      Franklin Michigan Insured
                                        Income Fund                              Tax-Free Income Fund
                                                                               Franklin Ohio Insured Tax-Free
                                                                                 Income Fund

At February 29, 2004, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                       ------------------------------------------------------------
                                           FRANKLIN FLORIDA                       FRANKLIN
                                           INSURED TAX-FREE                   INSURED TAX-FREE
                                              INCOME FUND                        INCOME FUND
                                       ------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES          AMOUNT
                                       ------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2004
 Shares sold ........................   2,966,219   $ 32,001,922         16,368,935  $ 203,090,532
 Shares issued in reinvestment of
 distributions ......................     280,966      3,030,130          3,103,906     38,561,258
 Shares redeemed ....................  (3,611,141)   (38,886,430)       (18,062,233)  (223,584,859)
                                       ------------------------------------------------------------
 Net increase (decrease) ............    (363,956)  $ (3,854,378)         1,410,608  $  18,066,931
                                       ============================================================
Year ended February 28, 2003
 Shares sold ........................   4,236,064   $ 44,889,373         18,578,670  $ 226,230,311
 Shares issued in reinvestment of
 distributions ......................     272,021      2,870,893          2,962,112     36,027,867
 Shares redeemed ....................  (2,076,197)   (22,012,175)       (16,642,710)  (202,220,918)
                                       ------------------------------------------------------------
 Net increase (decrease) ............   2,431,888   $ 25,748,091          4,898,072  $  60,037,260
                                       ============================================================
CLASS B SHARES:
Year ended February 29, 2004
 Shares sold ........................                                     2,783,981  $  34,717,366
 Shares issued in reinvestment of
 distributions ......................                                       180,756      2,255,619
 Shares redeemed ....................                                    (1,006,485)   (12,478,907)
                                                                        ---------------------------
 Net increase (decrease) ............                                     1,958,252  $  24,494,078
                                                                        ===========================
Year ended February 28, 2003
 Shares sold ........................                                     3,853,699  $  47,104,779
 Shares issued in reinvestment of
 distributions ......................                                       119,464      1,461,175
 Shares redeemed ....................                                      (502,965)    (6,146,429)
                                                                        ---------------------------
 Net increase (decrease) ............                                     3,470,198  $  42,419,525
                                                                        ===========================





122  | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)




                                                                         --------------------------
                                                                                  FRANKLIN
                                                                              INSURED TAX-FREE
                                                                                 INCOME FUND
                                                                         --------------------------
                                                                           SHARES          AMOUNT
                                                                         --------------------------
CLASS C SHARES:
Year ended February 29, 2004
 Shares sold ........................                                     3,892,315  $  48,794,934
 Shares issued in reinvestment of
 distributions ......................                                       278,005      3,480,399
 Shares redeemed ....................                                    (2,549,948)   (31,737,857)
                                                                         --------------------------
 Net increase (decrease) ............                                     1,620,372  $  20,537,476
                                                                         ==========================
Year ended February 28, 2003
 Shares sold ........................                                     4,346,155  $  53,376,352
 Shares issued in reinvestment of
 distributions ......................                                       221,864      2,720,314
 Shares redeemed ....................                                    (1,574,521)   (19,328,681)
                                                                         --------------------------
 Net increase (decrease) ............                                     2,993,498  $  36,767,985
                                                                         ==========================

                                       ------------------------------------------------------------
                                        FRANKLIN MASSACHUSETTS                FRANKLIN MICHIGAN
                                           INSURED TAX-FREE                   INSURED TAX-FREE
                                              INCOME FUND                        INCOME FUND
                                       ------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES          AMOUNT
                                       ------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2004
 Shares sold ........................   4,128,170   $ 49,322,423          9,500,511  $ 118,289,564
 Shares issued in reinvestment of
 distributions ......................     835,054      9,970,016          2,921,569     36,368,267
 Shares redeemed ....................  (5,057,026)   (60,161,605)       (13,736,589)  (170,206,370)
                                       ------------------------------------------------------------
 Net increase (decrease) ............     (93,802)  $   (869,166)        (1,314,509) $ (15,548,539)
                                       ============================================================
Year ended February 28, 2003
 Shares sold ........................   5,851,549   $ 68,509,085         11,213,101  $ 137,693,460
 Shares issued in reinvestment of
 distributions ......................     820,193      9,584,883          2,935,600     36,054,644
 Shares redeemed ....................  (3,722,856)   (43,610,145)       (10,276,746)  (126,152,500)
                                       ------------------------------------------------------------
 Net increase (decrease) ............   2,948,886   $ 34,483,823          3,871,955  $  47,595,604
                                       ============================================================
CLASS B SHARES:
Year ended February 29, 2004
 Shares sold ........................                                     1,050,924  $  13,140,992
 Shares issued in reinvestment of
 distributions ......................                                       135,395      1,692,739
 Shares redeemed ....................                                      (530,914)    (6,601,240)
                                                                         --------------------------
 Net increase (decrease) ............                                       655,405  $   8,232,491
                                                                         ==========================
Year ended February 28, 2003
 Shares sold ........................                                     1,679,060  $  20,710,644
 Shares issued in reinvestment of
 distributions ......................                                       105,208      1,298,647
 Shares redeemed ....................                                      (251,934)    (3,106,863)
                                                                         --------------------------
 Net increase (decrease) ............                                     1,532,334  $  18,902,428
                                                                         ==========================






                                                             Annual Report | 123

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)




                                         ------------------------------------------------------------
                                          FRANKLIN MASSACHUSETTS                FRANKLIN MICHIGAN
                                             INSURED TAX-FREE                   INSURED TAX-FREE
                                               INCOME FUND                        INCOME FUND
                                         ------------------------------------------------------------
                                           SHARES        AMOUNT              SHARES          AMOUNT
                                         ------------------------------------------------------------
CLASS C SHARES:
Year ended February 29, 2004
 Shares sold ........................     1,041,675   $  12,537,307        2,123,775   $  26,729,976
 Shares issued in reinvestment of
 distributions ......................        96,536       1,160,098          275,268       3,456,052
 Shares redeemed ....................      (767,480)     (9,158,626)      (1,979,889)    (24,768,880)
                                         ------------------------------------------------------------
Net increase (decrease) .............       370,731   $   4,538,779          419,154   $   5,417,148
                                         ============================================================
Year ended February 28, 2003
 Shares sold ........................     1,309,170   $  15,441,387        3,338,563   $  41,394,593
 Shares issued in reinvestment of
 distributions ......................        88,314       1,038,702          240,690       2,982,834
 Shares redeemed ....................      (572,791)     (6,745,285)      (1,091,544)    (13,557,729)
                                         ------------------------------------------------------------
 Net increase (decrease) ............       824,693   $   9,734,804        2,487,709   $  30,819,698
                                         ============================================================

                                         ------------------------------------------------------------
                                             FRANKLIN MINNESOTA                 FRANKLIN OHIO
                                              INSURED TAX-FREE                INSURED TAX-FREE
                                                INCOME FUND                       INCOME FUND
                                         ------------------------------------------------------------
                                           SHARES        AMOUNT             SHARES         AMOUNT
                                         ------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2004
 Shares sold ........................     4,190,260   $  51,183,196        8,513,022   $ 107,348,240
 Shares issued in reinvestment of
 distributions ......................     1,094,576      13,397,894        1,586,103      19,995,754
 Shares redeemed ....................    (5,474,646)    (66,753,280)      (8,813,292)   (110,730,996)
                                         ------------------------------------------------------------
 Net increase (decrease) ............      (189,810)  $  (2,172,190)       1,285,833   $  16,612,998
                                         ============================================================
Year ended February 28, 2003
  Shares sold .......................     5,322,975   $  64,165,739        9,304,389   $ 115,452,779
  Shares issued in reinvestment of
 distributions ......................     1,085,740      13,046,718        1,576,166      19,534,679
 Shares redeemed ....................    (4,093,237)    (49,138,495)      (6,451,171)    (79,994,822)
                                         ------------------------------------------------------------
 Net increase (decrease) ............     2,315,478   $  28,073,962        4,429,384   $  54,992,636
                                         ============================================================
CLASS B SHARES:
Year ended February 29, 2004
 Shares sold ........................                                      1,546,614   $  19,557,073
 Shares issued in reinvestment of
 distributions ......................                                        111,911       1,415,364
 Shares redeemed ....................                                       (421,263)     (5,300,671)
                                                                          ---------------------------
 Net increase (decrease) ............                                      1,237,262   $  15,671,766
                                                                          ==========================
Year ended February 28, 2003
 Shares sold ........................                                      2,234,803   $  27,818,591
 Shares issued in reinvestment of
 distributions ......................                                         66,476         828,072
 Shares redeemed ....................                                       (142,933)     (1,774,635)
                                                                          ---------------------------
 Net increase (decrease) ............                                      2,158,346   $  26,872,028
                                                                          ==========================






124  | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)



                                          ---------------------------------------------------------
                                             FRANKLIN MINNESOTA                 FRANKLIN OHIO
                                              INSURED TAX-FREE                INSURED TAX-FREE
                                                INCOME FUND                       INCOME FUND
                                          ---------------------------------------------------------
                                           SHARES        AMOUNT             SHARES       AMOUNT
                                          ---------------------------------------------------------
CLASS C SHARES:
Year ended February 29, 2004
 Shares sold ...........................  1,040,412   $ 12,796,366        2,277,644   $ 28,934,342
 Shares issued in reinvestment of
 distributions .........................    107,297      1,321,263          182,034      2,311,111
 Shares redeemed .......................   (830,344)   (10,190,012)      (1,272,289)   (16,085,898)
                                          ---------------------------------------------------------
 Net increase (decrease) ...............    317,365   $  3,927,617        1,187,389   $ 15,159,555
                                          =========================================================
Year ended February 28, 2003
 Shares sold ...........................  1,532,692   $ 18,513,956        2,912,029   $ 36,372,920
 Shares issued in reinvestment of
 distributions .........................     93,226      1,127,084          152,169      1,900,285
 Shares redeemed .......................   (430,122)    (5,181,027)        (639,623)    (7,976,658)
                                          ---------------------------------------------------------
 Net increase (decrease) ...............  1,195,796   $ 14,460,013        2,424,575   $ 30,296,547
                                          =========================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

---------------------------------------------------------------------------------------------
  ENTITY                                                                   AFFILIATION
---------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                                    Investment manager
  Franklin Templeton Services LLC (FT Services)                        Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)                  Principal underwriter
  Franklin/Templeton Investor Services LLC (Investor Services)         Transfer agent

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Funds as follows:
---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   MONTH-END NET ASSETS
---------------------------------------------------------------------------
         .625%          First $100 million
         .500%          Over $100 million, up to and including $250 million
         .450%          In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan.








                                                             Annual Report | 125

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)




Distributors has advised the Funds it received (paid) net commissions (from) on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                   --------------------------------------------------
                                                       FRANKLIN                          FRANKLIN
                                                        FLORIDA         FRANKLIN       MASSACHUSETTS
                                                   INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE
                                                      INCOME FUND      INCOME FUND      INCOME FUND
                                                   --------------------------------------------------
Net commissions received (paid) .................          $43,133      $(1,164,267)       $(42,663)
Contingent deferred sales charges ...............          $ 2,418      $   292,451        $ 18,442

                                                   --------------------------------------------------
                                                       FRANKLIN         FRANKLIN         FRANKLIN
                                                       MICHIGAN         MINNESOTA          OHIO
                                                   INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE
                                                      INCOME FUND      INCOME FUND      INCOME FUND
                                                   --------------------------------------------------
Net commissions received (paid) .................        $(420,276)        $(43,546)      $(676,594)
Contingent deferred sales charges ...............        $ 122,211         $ 30,788       $ 135,797

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                                                   --------------------------------------------------
                                                       FRANKLIN                          FRANKLIN
                                                        FLORIDA         FRANKLIN       MASSACHUSETTS
                                                   INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE
                                                      INCOME FUND      INCOME FUND      INCOME FUND
                                                   --------------------------------------------------
Transfer agent fees .............................        $ 33,505          $595,565        $139,733

                                                   --------------------------------------------------
                                                       FRANKLIN         FRANKLIN         FRANKLIN
                                                       MICHIGAN         MINNESOTA          OHIO
                                                   INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE
                                                      INCOME FUND      INCOME FUND      INCOME FUND
                                                   --------------------------------------------------
Transfer agent fees .............................        $514,651          $213,750        $348,790





126  | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES




At February 29, 2004, the following funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                   --------------------------------------------------
                                                       FRANKLIN         FRANKLIN         FRANKLIN
                                                        FLORIDA       MASSACHUSETTS      MINNESOTA
                                                   INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE
                                                      INCOME FUND      INCOME FUND      INCOME FUND
                                                   --------------------------------------------------
Capital loss carryovers expiring in:
2008 .............................................     $  429,186        $337,078        $       --
2009 .............................................        546,752         608,972         1,311,454
2010 .............................................        256,409              --           788,761
2012 .............................................             --          18,068                --
                                                   --------------------------------------------------
                                                       $1,232,347        $964,118        $2,100,215
                                                   ==================================================

At February 29, 2004, the Franklin Michigan Insured Tax-Free Income Fund has deferred capital losses occurring subsequent to October 31, 2003 of $438,750. For tax purposes, such losses will be reflected in the year ending February 28, 2005.

The tax character of distributions paid during the years ended February 29, 2004 and February 28, 2003, was as follows:

                                       ---------------------------------------------------------
                                           FRANKLIN FLORIDA                    FRANKLIN
                                           INSURED TAX-FREE                INSURED TAX-FREE
                                              INCOME FUND                     INCOME FUND
                                       ---------------------------------------------------------
                                           2004          2003             2004          2003
                                       ---------------------------------------------------------
Distributions paid from -
 tax exempt income ..................   $6,401,032   $ 6,179,083      $83,683,356   $81,529,011
                                       =========================================================

                                       ---------------------------------------------------------
                                        FRANKLIN MASSACHUSETTS             FRANKLIN MICHIGAN
                                           INSURED TAX-FREE                INSURED TAX-FREE
                                              INCOME FUND                     INCOME FUND
                                       ---------------------------------------------------------
                                           2004          2003             2004          2003
                                       ---------------------------------------------------------
Distributions paid from:
 Tax exempt income ..................  $20,302,988   $20,289,241      $61,063,991   $62,180,812
 Long term capital gain .............           --            --        8,059,167     7,795,373
                                       ---------------------------------------------------------
                                       $20,302,988   $20,289,241      $69,123,158   $69,976,185
                                       =========================================================





                                                             Annual Report | 127

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)


                                      ----------------------------------------------------------
                                          FRANKLIN MINNESOTA                 FRANKLIN OHIO
                                           INSURED TAX-FREE                INSURED TAX-FREE
                                              INCOME FUND                     INCOME FUND
                                      ----------------------------------------------------------
                                           2004         2003              2004          2003
                                      ----------------------------------------------------------
Distributions paid from:
 Tax exempt income ................   $25,053,019    $25,238,551      $41,848,774   $41,035,350
 Long term capital gain ...........            --             --          213,218            --
                                      ----------------------------------------------------------
                                      $25,053,019    $25,238,551      $42,061,992   $41,035,350
                                      ==========================================================


Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

At February 29, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed long term capital gains for income tax purposes were as follows:

                                                  ---------------------------------------------------
                                                      FRANKLIN                           FRANKLIN
                                                       FLORIDA          FRANKLIN       MASSACHUSETTS
                                                  INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE
                                                     INCOME FUND       INCOME FUND      INCOME FUND
                                                  ---------------------------------------------------
Cost of investments ............................    $140,516,549     $1,787,094,222    $439,285,039
                                                  ===================================================
Unrealized appreciation ........................      13,091,126        153,381,069      37,209,468
Unrealized depreciation ........................              --                 --              --
                                                  ---------------------------------------------------
Net unrealized appreciation (depreciation) .....    $ 13,091,126     $  153,381,069    $ 37,209,468
                                                  ===================================================
Undistributed tax exempt income ................    $    230,271     $       78,280    $     59,823
Undistributed long term capital gains ..........             --           1,425,029              --
                                                  ---------------------------------------------------
Distributable earnings .........................    $    230,271     $    1,503,309    $     59,823
                                                  ===================================================





128  | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)


                                                  ---------------------------------------------------
                                                      FRANKLIN          FRANKLIN         FRANKLIN
                                                      MICHIGAN          MINNESOTA          OHIO
                                                  INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE
                                                     INCOME FUND       INCOME FUND      INCOME FUND
                                                  ---------------------------------------------------
Cost of investments .............................  $1,292,026,021     $546,530,166     $939,772,975
                                                  ===================================================
Unrealized appreciation .........................     117,401,197       38,101,511       73,641,359
Unrealized depreciation .........................              --           (3,165)              --
                                                  ---------------------------------------------------
Net unrealized appreciation (depreciation) ......  $  117,401,197     $ 38,098,346     $ 73,641,359
                                                  ===================================================

Undistributed tax exempt income .................  $      483,545     $     10,022     $    472,691
Undistributed long term capital gains ...........             --               --           965,951
                                                  ---------------------------------------------------
Distributable earnings ..........................  $      483,545     $     10,022     $  1,438,642
                                                  ===================================================

5. INVESTMENT TRANSACTIONS


Purchases and sales of investments (excluding short-term securities) for the year ended February 29, 2004, were as follows:

                                                  ---------------------------------------------------
                                                      FRANKLIN                           FRANKLIN
                                                       FLORIDA          FRANKLIN       MASSACHUSETTS
                                                  INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE
                                                     INCOME FUND       INCOME FUND      INCOME FUND
                                                  ---------------------------------------------------
Purchases .......................................   $   17,259,634    $ 247,545,154     $  51,741,789
Sales ...........................................   $   17,023,441    $ 178,045,894     $  51,596,060

                                                  ---------------------------------------------------
                                                      FRANKLIN          FRANKLIN         FRANKLIN
                                                      MICHIGAN          MINNESOTA          OHIO
                                                  INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE
                                                     INCOME FUND       INCOME FUND      INCOME FUND
                                                  ---------------------------------------------------
Purchases .......................................   $  157,612,717    $  66,044,276     $ 193,852,912
Sales ...........................................   $  170,466,876    $  62,009,118     $ 146,129,201


6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.








                                                             Annual Report | 129

Franklin Tax-Free Trust

6. REGULATORY MATTERS (CONTINUED)




The Funds, in addition to other entities within Franklin Templeton Investments, including the Company and other funds, have been named in shareholder class and derivative lawsuits related to the matter described above, as well as actions seeking the return of certain management and other fees to the Funds. The Funds' management believes that the claims made in the lawsuits are without merit and they intend to defend vigorously against the allegations. It is anticipated that the Funds may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Funds' investment adviser relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. The Funds' management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Funds is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it is committed to making the Funds or their shareholders whole, as appropriate.







130  | Annual Report

Franklin Tax-Free Trust

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting the Franklin Tax-Free Trust (hereafter referred to as the "Funds") at February 29, 2004, the results of each of their operations, the changes in each of their net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

April 12, 2004





                                                             Annual Report | 131

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)


Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2004. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2005, shareholders will be notified of amounts for use in preparing their 2004 income tax returns.

Under Section 852(b)(3)(C) of the Code, the funds hereby designate the following amounts as capital gain dividends for the fiscal year ended February 29, 2004.

            ------------------------------------------------------------
                                     FRANKLIN              FRANKLIN
                FRANKLIN             MICHIGAN                OHIO
            INSURED TAX-FREE     INSURED TAX-FREE      INSURED TAX-FREE
               INCOME FUND          INCOME FUND           INCOME FUND
            ------------------------------------------------------------
               $1,425,029           $4,467,254            $1,129,539




132  | Annual Report

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS




------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (82)       Trustee        Since 1984       113                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)           Trustee        Since 1984       143                        Director, Bar-S Foods (meat packing
 One Franklin Parkway                                                                       company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (71)        Trustee        Since 1989       134                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)           Trustee        Since 1998       82                         Director, Amerada Hess Corporation
 One Franklin Parkway                                                                       (exploration and refining of oil
 San Mateo, CA 94403-1906                                                                   and gas); Beverly Enterprises, Inc.
                                                                                            (health care); H.J. Heinz Company
                                                                                            (processed foods and allied
                                                                                            products); RTI International
                                                                                            Metals, Inc. (manufacture and
                                                                                            distribution of titanium); and
                                                                                            Canadian National Railway
                                                                                            (railroad).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (74)          Trustee        Since 1984       115                        Director, The California Center for
 One Franklin Parkway                                                                       Land Recycling (redevelopment).
 San Mateo, CA 94403-1906


 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------




                                                             Annual Report | 133

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (75)          Trustee        Since 1992       142                        Director, White Mountains Insurance
 One Franklin Parkway                                                                       Group, Ltd. (holding company); Martek
 San Mateo, CA 94403-1906                                                                   Biosciences Corporation; MedImmune,
                                                                                            Inc. (biotechnology); and
                                                                                            Overstock.com (Internet services);
                                                                                            and FORMERLY, Director, MCI
                                                                                            Communication Corporation
                                                                                            (subsequently known as MCI WorldCom,
                                                                                            Inc. and WorldCom, Inc.)
                                                                                            (communications services) (1988-2002)
                                                                                            and Spacehab, Inc. (aerospace
                                                                                            services) (1994-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
--------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)       Trustee and    Since 1984       142                        None
 One Franklin Parkway            Chairman of
 San Mateo, CA 94403-1906        the Board

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
 Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63)   Trustee,       Trustee and      125                        None
 One Franklin Parkway            President and  President since
 San Mateo, CA 94403-1906        Chief          1984 and Chief
                                 Executive      Executive
                                 Officer -      Officer -
                                 Investment     Investment
                                 Management     Management
                                                since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
 Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------




134  | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 SHEILA AMOROSO (44)             Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (58)            Vice President Since 1986       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
 Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 RAFAEL R. COSTAS, JR. (39)      Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (43)         Vice President Since 1995       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
 Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
 Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin
 Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
 Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and
 officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)           Senior Vice    Since 2002       Not Applicable             None
 500 East Broward Blvd.          President and
 Suite 2100                      Chief Executive
 Fort Lauderdale, FL             Officer -
 33394-3091                      Finance and
                                 Administration


 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)              Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and/or director of some of the other subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
 Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 135

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)           Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
 Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory
 Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor
 Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC,
 and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc.
 and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
 Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel
 and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
 Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM (65)           Treasurer and  Since March 2004 Not Applicable             None
 One Franklin Parkway            Chief Financial
 San Mateo, CA 94403-1906        Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees,
 Runkel Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments
 (1985-2000); and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)          Vice President Since 2002       Not Applicable             Director, FTI Banque, Arch
 600 5th Avenue                                                                             Chemicals, Inc. and Lingnan
 Rockefeller Center                                                                         Foundation
 New York, NY 10048-0772

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)          Vice President Since 2000       Not Applicable             None
 One Franklin Parkway            and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments;
 and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited
 (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


136  | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 THOMAS WALSH (42)               Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

  THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.



                                                             Annual Report | 137

Franklin Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.





138  | Annual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5,6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia



INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 10


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04             Not part of the annual report

         [LOGO]
FRANKLIN[R] TEMPLETON[R]      One Franklin Parkway
       INVESTMENTS            San Mateo, CA 94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign
up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TAX-FREE TRUST


INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a current Franklin Tax-Free Trust prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, talk to your financial advisor, call us at 1-800/DIAL BEN(R) (1-800/342-5236) or visit franklintempleton.com. Please read the prospectus carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



TF1 A2004 04/04





















                                                     February 29, 2004





                        Franklin Alabama
                        Tax-Free Income Fund

                        Franklin Florida
                        Tax-Free Income Fund

                        Franklin Georgia
                        Tax-Free Income Fund

                        Franklin Kentucky
                        Tax-Free Income Fund

                        Franklin Louisiana
                        Tax-Free Income Fund

                        Franklin Maryland
                        Tax-Free Income Fund

                        Franklin Missouri
                        Tax-Free Income Fund

                        Franklin North Carolina
                        Tax-Free Income Fund

                        Franklin Virginia
                        Tax-Free Income Fund


                        [GRAPHIC OMITTED]
                        Girl and Chalkboard

--------------------------------------------------------------------------------
     ANNUAL REPORT AND SHAREHOLDER LETTER                TAX-FREE INCOME
--------------------------------------------------------------------------------

                                                      Want to receive
                                                      this document
                                                      FASTER via email?
                         Franklin Tax-Free Trust      Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.

--------------------------------------------------------------------------------
                        [GRAPHIC OMITTED]
                         Buildings

                        [GRAPHIC OMITTED]
                        Franklin Templeton Logo
                        Franklin o Templeton o Mutual Series

Franklin Templeton Investments

Gain From Our Perspective


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 Mutual Funds | Retirement Plans | 529 College Savings Plans | Separate Accounts
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
Buildings

Not part of the annual report

                     Contents

SHAREHOLDER LETTER .................  1

Special Feature:
Understanding Your
Tax-Free Income Fund ...............  4

ANNUAL REPORT

Municipal Bond
Market Overview ....................  7

Investment Strategy and
Manager's Discussion ...............  9

Franklin Alabama
Tax-Free Income Fund ............... 10

Franklin Florida
Tax-Free Income Fund ............... 17

Franklin Georgia
Tax-Free Income Fund ............... 24

Franklin Kentucky
Tax-Free Income Fund ............... 30

Franklin Louisiana
Tax-Free Income Fund ............... 36

Franklin Maryland
Tax-Free Income Fund ............... 42

Franklin Missouri
Tax-Free Income Fund ............... 48

Franklin North Carolina
Tax-Free Income Fund ............... 54

Franklin Virginia
Tax-Free Income Fund ............... 61

Financial Highlights and
Statements of Investments .......... 68

Financial Statements ...............126

Notes to
Financial Statements ...............137

Independent Auditors'
Report .............................149

Tax Designation ....................150

Board Members and
Officers ...........................151

Proxy Voting Policies
and Procedures .....................156

---------------------------------------




Annual Report

Municipal Bond Market Overview

During the fiscal year ended February 29, 2004, the municipal bond market received support from investors, resulting in a broad-based municipal bond price increase. Consequently, the Lehman Brothers Municipal Bond Index rose 6.30% for the 12-month period. 1 Several factors contributed to bond market strength. Rising unemployment, excess production capacity, the Federal Reserve Board's (the Fed's) decision to lower the federal funds target rate to 1.00% in June 2003, and many foreign governments' strong demand for Treasury bonds each played a role in driving fixed income prices higher. Persistently low inflation was also important because it can reassure fixed income investors that the value of their cash flow is more likely to retain its purchasing power. Inflation as measured by the Consumer Price Index (CPI) rose a modest 1.93% for the 12 months under review.

Bond prices and borrowing rates for issuers are generally inversely related; thus borrowing costs for most municipalities declined during the period under review. According to Municipal Market Data, the yield for 30-year AAA bonds declined from 4.71% at the beginning of the year under review to 4.44% on February 29, 2004. 2 Declining yields provided some municipalities with the opportunity to refinance their outstanding debt at lower interest rates. During calendar year 2003, municipalities issued $94 billion of bonds to refund their outstanding debt. Refunding debt combined with new-issue bonds totaled $384 billion in 2003, surpassing the $358 billion record set in 2002. 3

Another trend in the municipal bond market was greater short-term borrowing, largely because of the need to smooth annual revenues and fill budget gaps, and the unusually wide spread between short- and long-term rates. In 2003 municipal note issuance reached the second-highest level of the past decade. Despite the abundance of short-term notes, the difference between short- and long-term rates, illustrated by the yield curve, was wider on average for the year ended February 29, 2004, than for the 10 prior years. Although the yield curve was steep, which can reflect fear of rising rates on the long end, long-term interest rates remained near four-decade lows during the year under review.



1. Source: Standard & Poors Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.
2. Source: Thomson Financial.
3. Source: The Bond Buyer online, www.bondbuyer.com, "A Decade of Municipal Bond Finance," 3/4/04.

                                                               Annual Report | 7

The path toward higher municipal bond prices was unsteady at times during the year under review as significant events affected the market. Globally, triumphs and setbacks in Iraq and the Middle East, tension with North Korea, outbreaks of contagious diseases, and worldwide terrorist activity made headlines. Domestically, changing tax policies, burgeoning budget deficits, dollar devaluation, national health care reform, and several financial scandals were prominent news stories over the past 12 months. Such events seemed to be reflected in the Lehman Brothers Municipal Bond Index's volatility. The index returned 4.13% between February 28 and June 15, 2003, then fell 4.80% from June 15 through August 15, and rose 7.22% from August 15 through fiscal year-end. 1 The municipal bond market, however, experienced less volatility than the 10-year Treasury bond or the Standard & Poor's 500 Composite Index (S&P 500). 4

Many states coped with financial challenges and budget deficits during the year under review. According to the Center on Budget and Policy Priorities, a non-partisan organization that researches and analyzes a range of government policies and programs, in January 2003 the projected budget shortfall for fiscal year 2004 for all states totaled between $70 billion and $85 billion. However, in January 2004, Moody's Investors Service, an independent credit rating agency, released a report entitled "State Credit Cycle Approaches the Bottom; Lessons from the Early 1990s," which cited several factors that Moody's suggests could contribute to eventual restoration of fiscal balance. Even with large budgetary swings, overall municipal debt credit quality remained high, which resulted in Moody's credit upgrades surpassing downgrades by 415 to 306 for 2003.


4. Source: Standard & Poors Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


8 |  Annual Report

Investment Strategy and
Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolios become well diversified with a broad range of coupons, calls and maturities. This broad diversification helps stabilize Fund share prices. We generally stay fully invested to support income distribution.

The record amount of new issuance nationally during the Funds' fiscal year provided us with ample opportunity to keep the portfolios fully invested, improve the structure of existing portfolios, or execute tax losses. The mixture of our value- oriented philosophy of investing primarily for income, a large supply of municipal bonds, and a steep yield curve favored the use of longer-term bonds within the parameters of each specific fund. Consequently, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.


                                                               Annual Report | 9

Franklin Alabama Tax-Free Income Fund


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Alabama Tax-Free Income Fund seeks to provide high, current income exempt from federal and Alabama state personal income taxes through a portfolio consisting mainly of Alabama municipal bonds. 1

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
Credit Quality Breakdown*
Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

AAA .........................  84.8%
A ...........................   5.8%
BBB .........................   8.6%
Below Investment Grade ......   0.8%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Alabama Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.50 on February 28, 2003, to $11.76 on February 29, 2004. The Fund's Class A shares paid dividends


1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 70.


10 |  Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Alabama Tax-Free Income Fund
3/1/03-2/29/04

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                --------------------------------
   MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
   March                                          4.42 cents         3.91 cents
--------------------------------------------------------------------------------
   April                                          4.42 cents         3.91 cents
--------------------------------------------------------------------------------
   May                                            4.42 cents         3.91 cents
--------------------------------------------------------------------------------
   June                                           4.35 cents         3.75 cents
--------------------------------------------------------------------------------
   July                                           4.35 cents         3.75 cents
--------------------------------------------------------------------------------
   August                                         4.35 cents         3.77 cents
--------------------------------------------------------------------------------
   September                                      4.35 cents         3.77 cents
--------------------------------------------------------------------------------
   October                                        4.35 cents         3.77 cents
--------------------------------------------------------------------------------
   November                                       4.35 cents         3.77 cents
--------------------------------------------------------------------------------
   December                                       4.17 cents         3.59 cents
--------------------------------------------------------------------------------
   January                                        4.17 cents         3.59 cents
--------------------------------------------------------------------------------
   February                                       4.17 cents         3.59 cents
--------------------------------------------------------------------------------
   TOTAL                                         51.87 CENTS        45.08 CENTS
--------------------------------------------------------------------------------


totaling 51.87 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.07%, based on an annualization of the current 4.17 cent ($0.0417) per share dividend and the maximum offering price of $12.28 on February 29, 2004. An investor in the 2004 maximum combined federal and Alabama state personal income tax bracket of 38.25% would need to earn a distribution rate of 6.60% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 11

PORTFOLIO BREAKDOWN
Franklin Alabama Tax-Free Income Fund
2/29/04

--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS
--------------------------------------------------
  General Obligation                        31.4%
--------------------------------------------------
  Hospital & Health Care                    17.2%
--------------------------------------------------
  Utilities                                 13.6%
--------------------------------------------------
  Prerefunded                               10.9%
--------------------------------------------------
  Higher Education                           6.4%
--------------------------------------------------
  Corporate-Backed                           5.7%
--------------------------------------------------
  Tax-Supported                              5.1%
--------------------------------------------------
  Subject to Government Appropriations       4.4%
--------------------------------------------------
  Transportation                             4.1%
--------------------------------------------------
  Housing                                    1.2%
--------------------------------------------------


STATE UPDATE

Alabama continued to be affected by the national economy's modest recovery. Despite historically conservative fiscal policies and a long tradition of prudent debt management, the state faced meaningful challenges in maintaining fiscal balance in the face of rising unemployment and decreasing capital spending. A steady manufacturing sector decline helped push unemployment to 6.0% in January 2004, before ending the Fund's fiscal year at 5.6%, matching the national average of 5.6%. 3 While the state's economic base expanded in recent years, with aggressive development fueling growth in high technology, health care and business services, manufacturing remained vital to Alabama's economy, representing about 16% of total state employment versus the 13% national average. 4 Recent and planned openings of several automotive plants and automotive-related suppliers provided a boost for the state's economy but were not able to fully offset other employment and production declines.

Through a combination of significant spending reductions and revenue increases, the state has successfully maintained a balanced budget as required by the Alabama constitution. However, stagnation in sales and income tax receipts placed significant pressure on the budgetary general fund and the special education trust. The state's receipt of federal relief funds and expenditure reductions related to increased federal medical assistance should provide enough funding for its financial position to remain positive through fiscal year 2004. However, about 15% of the general fund budget consists of non-recurring revenues, which could present significant challenges to the state in fiscal year 2005 as those revenues disappear and if other costs, primarily Medicare driven, continue to rise. 4 The state may be forced to address the continuing weak revenue growth, requiring significant expenditure cuts or revenue enhancements.

Alabama's state government is constitutionally prohibited from incurring debt, allowing general obligation debt to be issued only through constitutional amendments. Consequently, the state has only $535 million in general obligation debt outstanding. 4 Although the state does use limited-obligation debt, the state's total debt level remained low at roughly $500 per capita. 4 Alabama's conservative fiscal policies have helped it maintain its AA credit rating from independent credit rating agency Standard & Poor's. 5 However, the debt is assigned a negative outlook, reflecting concerns associated with the state's weakening financial condition and


3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, "Alabama: Tax Secured, General Obligation," RATINGSDIRECT, 11/20/03.
5. This does not indicate Standard & Poor's rating of the Fund.


12 |  Annual Report
ongoing structural imbalance. Without a long-term solution or strong economic rebound to generate significant revenues, state leaders will likely continue to face challenges to restore fiscal balance and move away from reliance on non-recurring revenues.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 13

Performance Summary as of 2/29/04

FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.26            $11.76           $11.50
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5187
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.26            $11.84           $11.58
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4508
-----------------------------------------------------------------------------------------------------


PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +6.92%         +29.53%           +71.58%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +2.38%          +4.40%            +5.09%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +1.92%          +4.29%            +5.44%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.07%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.60%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.08%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.99%
-----------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR    INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +6.25%         +25.99%           +59.12%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +5.25%          +4.73%            +5.40%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +4.88%          +4.62%            +5.33%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.76%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.09%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 2.67%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.32%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 |  Past performance does not guarantee future results.  |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class A (3/1/94-2/29/04)
Date             Franklin Alabama    Lehman Brothers
                 Tax-Free            Municipal
                 Income Fund         Bond Index 7          CPI 7
-----------------
   3/1/94         $ 9,578             $10,000             $10,000
  3/31/94           9,252               9,593              10,034
  4/30/94           9,286               9,674              10,048
  5/31/94           9,347               9,758              10,055
  6/30/94           9,317               9,698              10,089
  7/31/94           9,468               9,876              10,116
  8/31/94           9,506               9,910              10,157
  9/30/94           9,402               9,765              10,184
 10/31/94           9,239               9,592              10,191
 11/30/94           9,046               9,418              10,204
 12/31/94           9,244               9,625              10,204
  1/31/95           9,495               9,900              10,245
  2/28/95           9,728              10,188              10,286
  3/31/95           9,822              10,305              10,320
  4/30/95           9,865              10,318              10,354
  5/31/95          10,096              10,647              10,375
  6/30/95          10,049              10,554              10,395
  7/31/95          10,106              10,654              10,395
  8/31/95          10,197              10,789              10,423
  9/30/95          10,260              10,857              10,443
 10/31/95          10,389              11,015              10,477
 11/30/95          10,556              11,198              10,470
 12/31/95          10,656              11,305              10,464
  1/31/96          10,707              11,391              10,525
  2/29/96          10,675              11,314              10,559
  3/31/96          10,568              11,169              10,613
  4/30/96          10,564              11,138              10,654
  5/31/96          10,581              11,133              10,675
  6/30/96          10,693              11,255              10,682
  7/31/96          10,773              11,357              10,702
  8/31/96          10,786              11,354              10,723
  9/30/96          10,922              11,513              10,757
 10/31/96          11,043              11,643              10,791
 11/30/96          11,207              11,856              10,811
 12/31/96          11,184              11,806              10,811
  1/31/97          11,211              11,828              10,845
  2/28/97          11,301              11,937              10,879
  3/31/97          11,201              11,778              10,907
  4/30/97          11,290              11,876              10,920
  5/31/97          11,415              12,055              10,913
  6/30/97          11,536              12,184              10,927
  7/31/97          11,814              12,521              10,941
  8/31/97          11,728              12,404              10,961
  9/30/97          11,872              12,551              10,988
 10/31/97          11,952              12,632              11,016
 11/30/97          12,033              12,706              11,009
 12/31/97          12,197              12,891              10,995
  1/31/98          12,292              13,024              11,016
  2/28/98          12,294              13,028              11,036
  3/31/98          12,321              13,040              11,057
  4/30/98          12,300              12,981              11,077
  5/31/98          12,261              13,186              11,097
  6/30/98          12,246              13,238              11,111
  7/31/98          12,287              13,271              11,125
  8/31/98          12,438              13,476              11,138
  9/30/98          12,552              13,644              11,152
 10/31/98          12,547              13,644              11,179
 11/30/98          12,592              13,692              11,179
 12/31/98          12,614              13,726              11,172
  1/31/99          12,722              13,890              11,200
  2/28/99          12,689              13,829              11,213
  3/31/99          12,740              13,848              11,247
  4/30/99          12,760              13,883              11,329
  5/31/99          12,713              13,802              11,329
  6/30/99          12,559              13,604              11,329
  7/31/99          12,578              13,653              11,363
  8/31/99          12,405              13,544              11,391
  9/30/99          12,402              13,549              11,445
 10/31/99          12,232              13,403              11,466
 11/30/99          12,293              13,545              11,472
 12/31/99          12,158              13,444              11,472
  1/31/00          12,044              13,386              11,506
  2/29/00          12,191              13,541              11,575
  3/31/00          12,477              13,837              11,670
  4/30/00          12,407              13,755              11,677
  5/31/00          12,355              13,684              11,691
  6/30/00          12,647              14,046              11,752
  7/31/00          12,791              14,242              11,779
  8/31/00          12,980              14,461              11,779
  9/30/00          12,883              14,386              11,840
 10/31/00          13,012              14,543              11,861
 11/30/00          13,115              14,653              11,868
 12/31/00          13,348              15,015              11,861
  1/31/01          13,371              15,164              11,936
  2/28/01          13,426              15,212              11,984
  3/31/01          13,510              15,348              12,011
  4/30/01          13,375              15,182              12,059
  5/31/01          13,506              15,345              12,113
  6/30/01          13,636              15,448              12,134
  7/31/01          13,847              15,677              12,100
  8/31/01          14,092              15,935              12,100
  9/30/01          14,034              15,882              12,154
 10/31/01          14,211              16,071              12,113
 11/30/01          14,129              15,936              12,093
 12/31/01          13,983              15,785              12,045
  1/31/02          14,140              16,059              12,072
  2/28/02          14,297              16,252              12,120
  3/31/02          14,074              15,934              12,188
  4/30/02          14,253              16,245              12,256
  5/31/02          14,364              16,344              12,256
  6/30/02          14,483              16,516              12,263
  7/31/02          14,665              16,729              12,277
  8/31/02          14,800              16,930              12,318
  9/30/02          15,135              17,301              12,338
 10/31/02          14,947              17,014              12,359
 11/30/02          14,913              16,943              12,359
 12/31/02          15,199              17,301              12,331
  1/31/03          15,204              17,257              12,386
  2/28/03          15,380              17,498              12,481
  3/31/03          15,429              17,509              12,556
  4/30/03          15,568              17,624              12,529
  5/31/03          15,898              18,037              12,509
  6/30/03          15,862              17,960              12,522
  7/31/03          15,283              17,332              12,536
  8/31/03          15,448              17,461              12,584
  9/30/03          15,891              17,975              12,624
 10/31/03          15,791              17,884              12,611
 11/30/03          15,954              18,070              12,577
 12/31/03          16,097              18,220              12,563
  1/31/04          16,212              18,324              12,624
  2/29/04          16,433              18,600              12,693

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class C (5/1/95-2/29/05)
Date          Franklin Alabama    Lehman Brothers
              Tax-Free            Municipal
              Income Fund         Bond Index 7            CPI 7
----------------
  5/1/95        $10,000             $10,000             $10,000
 5/31/95         10,237              10,319              10,020
 6/30/95         10,192              10,229              10,039
 7/31/95         10,253              10,326              10,039
 8/31/95         10,330              10,457              10,066
 9/30/95         10,398              10,523              10,086
10/31/95         10,524              10,676              10,118
11/30/95         10,687              10,853              10,112
12/31/95         10,793              10,957              10,105
 1/31/96         10,839              11,040              10,165
 2/29/96         10,801              10,966              10,197
 3/31/96         10,689              10,825              10,250
 4/30/96         10,679              10,795              10,290
 5/31/96         10,691              10,791              10,309
 6/30/96         10,799              10,908              10,316
 7/31/96         10,875              11,007              10,336
 8/31/96         10,882              11,004              10,355
 9/30/96         11,013              11,158              10,388
10/31/96         11,129              11,285              10,421
11/30/96         11,287              11,491              10,441
12/31/96         11,258              11,443              10,441
 1/31/97         11,279              11,464              10,474
 2/28/97         11,373              11,569              10,507
 3/31/97         11,268              11,415              10,533
 4/30/97         11,351              11,511              10,546
 5/31/97         11,470              11,684              10,540
 6/30/97         11,586              11,808              10,553
 7/31/97         11,859              12,136              10,566
 8/31/97         11,768              12,022              10,586
 9/30/97         11,907              12,164              10,612
10/31/97         11,980              12,243              10,639
11/30/97         12,055              12,315              10,632
12/31/97         12,223              12,494              10,619
 1/31/98         12,302              12,623              10,639
 2/28/98         12,310              12,627              10,658
 3/31/98         12,321              12,638              10,678
 4/30/98         12,305              12,581              10,698
 5/31/98         12,249              12,780              10,718
 6/30/98         12,239              12,831              10,731
 7/31/98         12,272              12,863              10,744
 8/31/98         12,416              13,062              10,757
 9/30/98         12,524              13,224              10,770
10/31/98         12,513              13,224              10,797
11/30/98         12,552              13,270              10,797
12/31/98         12,567              13,304              10,790
 1/31/99         12,668              13,462              10,816
 2/28/99         12,630              13,403              10,829
 3/31/99         12,673              13,422              10,862
 4/30/99         12,699              13,455              10,941
 5/31/99         12,635              13,377              10,941
 6/30/99         12,487              13,185              10,941
 7/31/99         12,490              13,233              10,974
 8/31/99         12,311              13,127              11,001
 9/30/99         12,315              13,132              11,053
10/31/99         12,119              12,990              11,073
11/30/99         12,185              13,128              11,080
12/31/99         12,046              13,030              11,080
 1/31/00         11,928              12,974              11,113
 2/29/00         12,067              13,124              11,178
 3/31/00         12,344              13,411              11,271
 4/30/00         12,270              13,332              11,277
 5/31/00         12,213              13,263              11,290
 6/30/00         12,494              13,614              11,350
 7/31/00         12,640              13,803              11,376
 8/31/00         12,810              14,016              11,376
 9/30/00         12,708              13,943              11,435
10/31/00         12,829              14,095              11,455
11/30/00         12,924              14,202              11,461
12/31/00         13,159              14,553              11,455
 1/31/01         13,163              14,697              11,527
 2/28/01         13,211              14,744              11,573
 3/31/01         13,287              14,876              11,600
 4/30/01         13,148              14,715              11,646
 5/31/01         13,282              14,873              11,698
 6/30/01         13,391              14,973              11,718
 7/31/01         13,602              15,194              11,685
 8/31/01         13,835              15,445              11,685
 9/30/01         13,773              15,393              11,738
10/31/01         13,939              15,576              11,698
11/30/01         13,853              15,445              11,679
12/31/01         13,692              15,299              11,633
 1/31/02         13,851              15,564              11,659
 2/28/02         13,998              15,752              11,705
 3/31/02         13,774              15,443              11,771
 4/30/02         13,940              15,745              11,837
 5/31/02         14,041              15,841              11,837
 6/30/02         14,150              16,008              11,843
 7/31/02         14,333              16,214              11,856
 8/31/02         14,445              16,409              11,896
 9/30/02         14,774              16,768              11,916
10/31/02         14,572              16,490              11,935
11/30/02         14,531              16,422              11,935
12/31/02         14,814              16,768              11,909
 1/31/03         14,799              16,726              11,962
 2/28/03         14,977              16,960              12,054
 3/31/03         15,005              16,970              12,126
 4/30/03         15,133              17,082              12,100
 5/31/03         15,457              17,482              12,080
 6/30/03         15,414              17,407              12,093
 7/31/03         14,846              16,798              12,107
 8/31/03         14,998              16,924              12,153
 9/30/03         15,431              17,421              12,192
10/31/03         15,312              17,333              12,179
11/30/03         15,462              17,514              12,146
12/31/03         15,592              17,659              12,133
 1/31/04         15,694              17,760              12,192
 2/29/04         15,912              18,028              12,258

        Annual Report | Past performance does not guarantee future results. | 15

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to no initial sales charge, but subject to 1% contingent deferred sales charge for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/04.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Alabama state personal income tax bracket of 38.25%, based on the federal income tax rate of 35.00%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.
7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


16 |  Past performance does not guarantee future results.  |  Annual Report

Franklin Florida Tax-Free Income Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Florida Tax-Free Income Fund seeks to provide high, current income exempt from federal income tax through a portfolio consisting mainly of Florida municipal bonds. 1 In addition, the Fund's shares are free from Florida's annual intangibles tax.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
Credit Quality Breakdown*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

AAA ........................   69.6%
AA .........................    7.7%
A ..........................   14.4%
BBB ........................    8.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Florida Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.97 on February 28, 2003, to $12.17 on February 29, 2004. The Fund's Class A shares paid dividends totaling 55.62 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning


1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date your purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 76.


                                                              Annual Report | 17

DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund
3/1/03-2/29/04

--------------------------------------------------------------------------------
                                             DIVIDEND PER SHARE
                               -----------------------------------------------
   MONTH                        CLASS A            CLASS B            CLASS C
--------------------------------------------------------------------------------
   March                       4.65 cents         4.11 cents         4.15 cents
--------------------------------------------------------------------------------
   April                       4.65 cents         4.11 cents         4.15 cents
--------------------------------------------------------------------------------
   May                         4.65 cents         4.11 cents         4.15 cents
--------------------------------------------------------------------------------
   June                        4.63 cents         4.06 cents         3.98 cents
--------------------------------------------------------------------------------
   July                        4.63 cents         4.06 cents         3.98 cents
--------------------------------------------------------------------------------
   August                      4.63 cents         4.05 cents         4.00 cents
--------------------------------------------------------------------------------
   September                   4.63 cents         4.05 cents         4.00 cents
--------------------------------------------------------------------------------
   October                     4.63 cents         4.05 cents         4.00 cents
--------------------------------------------------------------------------------
   November                    4.63 cents         4.05 cents         4.00 cents
--------------------------------------------------------------------------------
   December                    4.63 cents         4.13 cents         4.15 cents
--------------------------------------------------------------------------------
   January                     4.63 cents         4.13 cents         4.15 cents
--------------------------------------------------------------------------------
   February                    4.63 cents         4.13 cents         4.15 cents
--------------------------------------------------------------------------------
   TOTAL                      55.62 CENTS        49.04 CENTS        48.86 CENTS
--------------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


on page 20 shows that at the end of this reporting period the Fund's Class
A shares' distribution rate was 4.34%, based on an annualization of the current
4.60 cent ($0.0460) per share dividend and the maximum offering price of $12.71 on February 29, 2004. An investor in the 2004 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.68% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline, as shown in the dividend distributions table.


STATE UPDATE

Florida's economy performed reasonably well given the state's significant tourism sector. Although the unemployment rate increased to 4.6% in February 2004, from a


18 |  Annual Report
low of 3.8% in 2000, it remained below the 5.6% national rate. 3 Unemployment was less cyclical than in prior economic downturns, and was relatively stable throughout 2003. Labor force gains continued, and employment growth resumed at a more normal pace. The state's service-based economy continued to outpace the national economy as measured by employment, population and gross state product, and the state appeared to have solid long-term growth prospects.

Florida's revenue base, dominated by sales tax receipts, remained relatively stable, in contrast to most other states. Unlike much of the nation, the state ended fiscal year 2003 with a surplus and a fully funded budget stabilization reserve, which is also expected to be the case in fiscal year 2004. The state did not appropriate $948 million of federal aid monies, and those funds are now included in the working capital fund. 4 Combined reserves are projected to total $2.3 billion in June 2004, and monthly reports indicated that overall general revenue fund revenues performed close to estimates. 4 However, the state's tax-supported debt grew significantly over the past decade and totaled $16 billion, which represented an above-national-average $1,001 per capita and 3.4% of personal income. 4

Florida's strong and growing financial reserve levels, stable revenue performance, and service-based economy supported the state's AA+ credit rating from Standard & Poor's, an independent credit rating agency. 5 The outlook for the state is stable, based on Florida's strong track record of active budget management and solid budgetary reserves. However, the state may face challenges managing the budget given recently approved constitutional amendments regarding education spending.


MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, "Summary: Florida: Tax-Secured, General Obligation," RATINGSDIRECT, 11/26/03.
5. This does not indicate Standard & Poor's rating of the Fund.

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


PORTFOLIO BREAKDOWN
Franklin Florida Tax-Free Income Fund
2/29/04

--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS
--------------------------------------------------
  Hospital & Health Care                    18.8%
--------------------------------------------------
  Utilities                                 16.0%
--------------------------------------------------
  Prerefunded                               13.7%
--------------------------------------------------
  Transportation                            13.4%
--------------------------------------------------
  Tax-Supported                              9.0%
--------------------------------------------------
  Other Revenue                              7.6%
--------------------------------------------------
  Subject to Government Appropriations       7.4%
--------------------------------------------------
  General Obligation                         6.5%
--------------------------------------------------
  Housing                                    4.9%
--------------------------------------------------
  Higher Education                           2.7%
--------------------------------------------------


                                                              Annual Report | 19

Performance Summary as of 2/29/04

FRANKLIN FLORIDA TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.20            $12.17           $11.97
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5562
-----------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.21            $12.25          $12.04
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4904
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.21            $12.30           $12.09
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4886
 -----------------------------------------------------------------------------------------------------


20 |  Past performance does not guarantee future results.  |  Annual Report

PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +6.47%         +31.59%           +77.50%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return  2                         +1.95%          +4.73%            +5.45%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +1.44%          +4.64%            +5.75%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.34%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.68%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.46%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.32%
-----------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          3-YEAR    INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +5.94%         +20.34%           +35.52%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +1.94%          +5.48%            +7.35%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +1.42%          +5.07%            +7.11%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.97%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.10%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.06%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.71%
-----------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR    INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return  1                             +5.90%         +28.02%           +64.19%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +4.90%          +5.06%            +5.77%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +4.38%          +4.99%            +5.68%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.04%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.21%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield  6                3.03%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.66%


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


        Annual Report | Past performance does not guarantee future results. | 21

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class A (3/1/94-2/29/04)
Date           Franklin Florida    Lehman Brothers
               Tax-Free Income     Municipal
               Fund                Bond Index 7            CPI 7
-----------------
   3/1/94         $ 9,577             $10,000             $10,000
  3/31/94           9,285               9,593              10,034
  4/30/94           9,328               9,674              10,048
  5/31/94           9,382               9,758              10,055
  6/30/94           9,370               9,698              10,089
  7/31/94           9,507               9,876              10,116
  8/31/94           9,531               9,910              10,157
  9/30/94           9,445               9,765              10,184
 10/31/94           9,333               9,592              10,191
 11/30/94           9,157               9,418              10,204
 12/31/94           9,333               9,625              10,204
  1/31/95           9,580               9,900              10,245
  2/28/95           9,807              10,188              10,286
  3/31/95           9,887              10,305              10,320
  4/30/95           9,925              10,318              10,354
  5/31/95          10,160              10,647              10,375
  6/30/95          10,142              10,554              10,395
  7/31/95          10,201              10,654              10,395
  8/31/95          10,286              10,789              10,423
  9/30/95          10,344              10,857              10,443
 10/31/95          10,468              11,015              10,477
 11/30/95          10,610              11,198              10,470
 12/31/95          10,705              11,305              10,464
  1/31/96          10,758              11,391              10,525
  2/29/96          10,718              11,314              10,559
  3/31/96          10,631              11,169              10,613
  4/30/96          10,610              11,138              10,654
  5/31/96          10,620              11,133              10,675
  6/30/96          10,744              11,255              10,682
  7/31/96          10,808              11,357              10,702
  8/31/96          10,804              11,354              10,723
  9/30/96          10,952              11,513              10,757
 10/31/96          11,047              11,643              10,791
 11/30/96          11,204              11,856              10,811
 12/31/96          11,174              11,806              10,811
  1/31/97          11,183              11,828              10,845
  2/28/97          11,276              11,937              10,879
  3/31/97          11,148              11,778              10,907
  4/30/97          11,249              11,876              10,920
  5/31/97          11,377              12,055              10,913
  6/30/97          11,493              12,184              10,927
  7/31/97          11,765              12,521              10,941
  8/31/97          11,680              12,404              10,961
  9/30/97          11,764              12,551              10,988
 10/31/97          11,842              12,632              11,016
 11/30/97          11,914              12,706              11,009
 12/31/97          12,080              12,891              10,995
  1/31/98          12,207              13,024              11,016
  2/28/98          12,221              13,028              11,036
  3/31/98          12,246              13,040              11,057
  4/30/98          12,224              12,981              11,077
  5/31/98          12,370              13,186              11,097
  6/30/98          12,412              13,238              11,111
  7/31/98          12,461              13,271              11,125
  8/31/98          12,622              13,476              11,138
  9/30/98          12,737              13,644              11,152
 10/31/98          12,754              13,644              11,179
 11/30/98          12,810              13,692              11,179
 12/31/98          12,849              13,726              11,172
  1/31/99          12,947              13,890              11,200
  2/28/99          12,925              13,829              11,213
  3/31/99          12,943              13,848              11,247
  4/30/99          12,974              13,883              11,329
  5/31/99          12,905              13,802              11,329
  6/30/99          12,745              13,604              11,329
  7/31/99          12,753              13,653              11,363
  8/31/99          12,646              13,544              11,391
  9/30/99          12,599              13,549              11,445
 10/31/99          12,418              13,403              11,466
 11/30/99          12,524              13,545              11,472
 12/31/99          12,424              13,444              11,472
  1/31/00          12,344              13,386              11,506
  2/29/00          12,467              13,541              11,575
  3/31/00          12,740              13,837              11,670
  4/30/00          12,670              13,755              11,677
  5/31/00          12,595              13,684              11,691
  6/30/00          12,908              14,046              11,752
  7/31/00          13,096              14,242              11,779
  8/31/00          13,273              14,461              11,779
  9/30/00          13,210              14,386              11,840
 10/31/00          13,344              14,543              11,861
 11/30/00          13,449              14,653              11,868
 12/31/00          13,780              15,015              11,861
  1/31/01          13,866              15,164              11,936
  2/28/01          13,935              15,212              11,984
  3/31/01          14,059              15,348              12,011
  4/30/01          13,928              15,182              12,059
  5/31/01          14,063              15,345              12,113
  6/30/01          14,159              15,448              12,134
  7/31/01          14,398              15,677              12,100
  8/31/01          14,633              15,935              12,100
  9/30/01          14,590              15,882              12,154
 10/31/01          14,783              16,071              12,113
 11/30/01          14,654              15,936              12,093
 12/31/01          14,515              15,785              12,045
  1/31/02          14,739              16,059              12,072
  2/28/02          14,888              16,252              12,120
  3/31/02          14,630              15,934              12,188
  4/30/02          14,863              16,245              12,256
  5/31/02          14,950              16,344              12,256
  6/30/02          15,085              16,516              12,263
  7/31/02          15,270              16,729              12,277
  8/31/02          15,460              16,930              12,318
  9/30/02          15,835              17,301              12,338
 10/31/02          15,520              17,014              12,359
 11/30/02          15,449              16,943              12,359
 12/31/02          15,776              17,301              12,331
  1/31/03          15,772              17,257              12,386
  2/28/03          15,977              17,498              12,481
  3/31/03          16,017              17,509              12,556
  4/30/03          16,145              17,624              12,529
  5/31/03          16,531              18,037              12,509
  6/30/03          16,484              17,960              12,522
  7/31/03          15,869              17,332              12,536
  8/31/03          15,969              17,461              12,584
  9/30/03          16,389              17,975              12,624
 10/31/03          16,308              17,884              12,611
 11/30/03          16,502              18,070              12,577
 12/31/03          16,639              18,220              12,563
  1/31/04          16,773              18,324              12,624
  2/29/04          16,999              18,600              12,693

AVERAGE ANNUAL TOTAL RETURN
------------------------------------
  CLASS A                   2/29/04
------------------------------------
  1-Year                      +1.95%
------------------------------------
  5-Year                      +4.73%
------------------------------------
  10-Year                     +5.45%
------------------------------------

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class B (2/1/00-2/29/04)
Date           Franklin Florida    Lehman Brothers
               Tax-Free Income     Municipal
               Fund                Bond Index 7           CPI 7
-----------------
  2/1/00         $10,000             $10,000             $10,000
 2/29/00          10,107              10,116              10,059
 3/31/00          10,333              10,337              10,142
 4/30/00          10,272              10,276              10,148
 5/31/00          10,207              10,223              10,160
 6/30/00          10,464              10,494              10,213
 7/31/00          10,611              10,640              10,237
 8/31/00          10,749              10,804              10,237
 9/30/00          10,695              10,747              10,290
10/31/00          10,797              10,865              10,308
11/30/00          10,887              10,947              10,314
12/31/00          11,139              11,217              10,308
 1/31/01          11,213              11,328              10,373
 2/28/01          11,265              11,364              10,415
 3/31/01          11,359              11,466              10,438
 4/30/01          11,257              11,342              10,480
 5/31/01          11,350              11,464              10,527
 6/30/01          11,422              11,541              10,545
 7/31/01          11,618              11,712              10,515
 8/31/01          11,802              11,905              10,515
 9/30/01          11,763              11,865              10,563
10/31/01          11,902              12,006              10,527
11/30/01          11,814              11,905              10,509
12/31/01          11,697              11,792              10,468
 1/31/02          11,871              11,997              10,492
 2/28/02          11,985              12,141              10,533
 3/31/02          11,763              11,903              10,592
 4/30/02          11,943              12,136              10,652
 5/31/02          12,018              12,210              10,652
 6/30/02          12,122              12,339              10,658
 7/31/02          12,264              12,498              10,669
 8/31/02          12,410              12,648              10,705
 9/30/02          12,715              12,925              10,723
10/31/02          12,447              12,711              10,741
11/30/02          12,384              12,658              10,741
12/31/02          12,651              12,925              10,717
 1/31/03          12,630              12,892              10,764
 2/28/03          12,800              13,072              10,847
 3/31/03          12,825              13,080              10,912
 4/30/03          12,921              13,167              10,889
 5/31/03          13,222              13,475              10,871
 6/30/03          13,180              13,418              10,883
 7/31/03          12,674              12,948              10,895
 8/31/03          12,759              13,045              10,936
 9/30/03          13,086              13,428              10,972
10/31/03          13,014              13,361              10,960
11/30/03          13,163              13,500              10,930
12/31/03          13,266              13,612              10,918
 1/31/04          13,367              13,690              10,972
 2/29/04          13,352              13,896              11,031

AVERAGE ANNUAL TOTAL RETURN
------------------------------------
  CLASS B                    2/29/04
------------------------------------
  1-Year                      +1.94%
------------------------------------
  3-Year                      +5.48%
------------------------------------
  Since Inception (2/1/00)    +7.35%
------------------------------------


22 |  Past performance does not guarantee future results.  |  Annual Report

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class C (5/1/95-2/29/04)
Date           Franklin Florida    Lehman Brothers
               Tax-Free            Municipal
               Income Fund         Bond Index 7            CPI 7
-----------------
   5/1/95         $10,000             $10,000             $10,000
  5/31/95          10,275              10,319              10,020
  6/30/95          10,260              10,229              10,039
  7/31/95          10,306              10,326              10,039
  8/31/95          10,394              10,457              10,066
  9/30/95          10,456              10,523              10,086
 10/31/95          10,565              10,676              10,118
 11/30/95          10,712              10,853              10,112
 12/31/95          10,801              10,957              10,105
  1/31/96          10,850              11,040              10,165
  2/29/96          10,805              10,966              10,197
  3/31/96          10,704              10,825              10,250
  4/30/96          10,677              10,795              10,290
  5/31/96          10,681              10,791              10,309
  6/30/96          10,810              10,908              10,316
  7/31/96          10,858              11,007              10,336
  8/31/96          10,848              11,004              10,355
  9/30/96          11,000              11,158              10,388
 10/31/96          11,099              11,285              10,421
 11/30/96          11,250              11,491              10,441
 12/31/96          11,214              11,443              10,441
  1/31/97          11,219              11,464              10,474
  2/28/97          11,308              11,569              10,507
  3/31/97          11,176              11,415              10,533
  4/30/97          11,272              11,511              10,546
  5/31/97          11,395              11,684              10,540
  6/30/97          11,506              11,808              10,553
  7/31/97          11,781              12,136              10,566
  8/31/97          11,680              12,022              10,586
  9/30/97          11,768              12,164              10,612
 10/31/97          11,840              12,243              10,639
 11/30/97          11,905              12,315              10,632
 12/31/97          12,065              12,494              10,619
  1/31/98          12,184              12,623              10,639
  2/28/98          12,191              12,627              10,658
  3/31/98          12,211              12,638              10,678
  4/30/98          12,184              12,581              10,698
  5/31/98          12,323              12,780              10,718
  6/30/98          12,368              12,831              10,731
  7/31/98          12,401              12,863              10,744
  8/31/98          12,564              13,062              10,757
  9/30/98          12,661              13,224              10,770
 10/31/98          12,671              13,224              10,797
 11/30/98          12,731              13,270              10,797
 12/31/98          12,754              13,304              10,790
  1/31/99          12,854              13,462              10,816
  2/28/99          12,826              13,403              10,829
  3/31/99          12,838              13,422              10,862
  4/30/99          12,863              13,455              10,941
  5/31/99          12,790              13,377              10,941
  6/30/99          12,626              13,185              10,941
  7/31/99          12,629              13,233              10,974
  8/31/99          12,506              13,127              11,001
  9/30/99          12,455              13,132              11,053
 10/31/99          12,272              12,990              11,073
 11/30/99          12,381              13,128              11,080
 12/31/99          12,277              13,030              11,080
  1/31/00          12,181              12,974              11,113
  2/29/00          12,297              13,124              11,178
  3/31/00          12,570              13,411              11,271
  4/30/00          12,485              13,332              11,277
  5/31/00          12,405              13,263              11,290
  6/30/00          12,716              13,614              11,350
  7/31/00          12,894              13,803              11,376
  8/31/00          13,060              14,016              11,376
  9/30/00          12,994              13,943              11,435
 10/31/00          13,117              14,095              11,455
 11/30/00          13,226              14,202              11,461
 12/31/00          13,532              14,553              11,455
  1/31/01          13,621              14,697              11,527
  2/28/01          13,682              14,744              11,573
  3/31/01          13,796              14,876              11,600
  4/30/01          13,662              14,715              11,646
  5/31/01          13,774              14,873              11,698
  6/30/01          13,872              14,973              11,718
  7/31/01          14,097              15,194              11,685
  8/31/01          14,318              15,445              11,685
  9/30/01          14,271              15,393              11,738
 10/31/01          14,450              15,576              11,698
 11/30/01          14,332              15,445              11,679
 12/31/01          14,179              15,299              11,633
  1/31/02          14,401              15,564              11,659
  2/28/02          14,539              15,752              11,705
  3/31/02          14,272              15,443              11,771
  4/30/02          14,490              15,745              11,837
  5/31/02          14,569              15,841              11,837
  6/30/02          14,692              16,008              11,843
  7/31/02          14,876              16,214              11,856
  8/31/02          15,052              16,409              11,896
  9/30/02          15,419              16,768              11,916
 10/31/02          15,095              16,490              11,935
 11/30/02          15,020              16,422              11,935
 12/31/02          15,341              16,768              11,909
  1/31/03          15,316              16,726              11,962
  2/28/03          15,508              16,960              12,054
  3/31/03          15,539              16,970              12,126
  4/30/03          15,668              17,082              12,100
  5/31/03          16,019              17,482              12,080
  6/30/03          15,979              17,407              12,093
  7/31/03          15,367              16,798              12,107
  8/31/03          15,454              16,924              12,153
  9/30/03          15,861              17,421              12,192
 10/31/03          15,774              17,333              12,179
 11/30/03          15,953              17,514              12,146
 12/31/03          16,078              17,659              12,133
  1/31/04          16,200              17,760              12,192
  2/29/04          16,419              18,028              12,258

AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
  CLASS C                     2/29/04
-------------------------------------
  1-Year                       +4.90%
-------------------------------------
  5-Year                       +5.06%
-------------------------------------
  Since Inception (5/1/95)     +5.77%
-------------------------------------

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to no initial sales charge, but subject to 1% CDSC for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/04.
5. Taxable equivalent distribution rate and yield assume the 2004 maximum federal income tax rate of 35.00%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.
7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


        Annual Report | Past performance does not guarantee future results. | 23

Franklin Georgia Tax-Free Income Fund


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Georgia Tax-Free Income Fund seeks to provide high, current income exempt from federal and Georgia state personal income taxes through a portfolio consisting mainly of Georgia municipal bonds. 1

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
Credit Quality Breakdown*
Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

AAA .........................  66.8%
AA ..........................  20.2%
A ...........................   5.4%
BBB .........................   6.7%
Below Investment Grade ......   0.9%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

--------------------------------------------------------------------------------


We are pleased to bring you Franklin Georgia Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.99 on February 28, 2003, to $12.27 on February 29, 2004. The Fund's Class A shares paid dividends totaling 54.12 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 27 shows that at the end of this reporting period the


1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 87.


24 |  Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Georgia Tax-Free Income Fund
3/1/03-2/29/04

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                  ------------------------------
   MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
   March                                          4.65 cents         4.12 cents
--------------------------------------------------------------------------------
   April                                          4.65 cents         4.12 cents
--------------------------------------------------------------------------------
   May                                            4.65 cents         4.12 cents
--------------------------------------------------------------------------------
   June                                           4.50 cents         3.90 cents
--------------------------------------------------------------------------------
   July                                           4.50 cents         3.90 cents
--------------------------------------------------------------------------------
   August                                         4.50 cents         3.89 cents
--------------------------------------------------------------------------------
   September                                      4.50 cents         3.89 cents
--------------------------------------------------------------------------------
   October                                        4.50 cents         3.89 cents
--------------------------------------------------------------------------------
   November                                       4.50 cents         3.89 cents
--------------------------------------------------------------------------------
   December                                       4.39 cents         3.86 cents
--------------------------------------------------------------------------------
   January                                        4.39 cents         3.86 cents
--------------------------------------------------------------------------------
   February                                       4.39 cents         3.86 cents
--------------------------------------------------------------------------------
   TOTAL                                         54.12 CENTS        47.30 CENTS
--------------------------------------------------------------------------------


Fund's Class A shares' distribution rate was 4.11%, based on an annualization of the current 4.39 cent ($0.0439) per share dividend and the maximum offering price of $12.81 on February 29, 2004. An investor in the 2004 maximum combined federal and Georgia state personal income tax bracket of 38.90% would need to earn a distribution rate of 6.73% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE

Georgia's economy is well diversified and boasts the presence of many major corporate headquarters. However, employment declines in retail, public utilities, information/telecommunications and other services contributed to lost jobs between 2002 and 2003. With this stagnation, the state's unemployment rate rose


                                                              Annual Report | 25

PORTFOLIO BREAKDOWN
Franklin Georgia Tax-Free Income Fund
2/29/04

--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS
--------------------------------------------------
  Hospital & Health Care                    21.4%
--------------------------------------------------
  Utilities                                 18.6%
--------------------------------------------------
  Higher Education                          17.0%
--------------------------------------------------
  Housing                                   13.4%
--------------------------------------------------
  Prerefunded                               12.3%
--------------------------------------------------
  General Obligation                         5.0%
--------------------------------------------------
  Corporate-Backed                           3.8%
--------------------------------------------------
  Other Revenue                              3.6%
--------------------------------------------------
  Tax-Supported                              2.6%
--------------------------------------------------
  Subject to Government Appropriations       2.3%
--------------------------------------------------


in the early part of the Fund's fiscal year before falling to 3.8% in February 2004, well below the 5.6% national average. 3

Consequently, income taxes, Georgia's primary revenue source, declined in fiscal year 2003. General revenues followed suit and fell 4.7%, the first decline in state revenues since 1953. 4 Revenue growth increased 4.2% in the first quarter of fiscal year 2004 but remained insufficient to meet the budgeted 8.7% growth in fiscal year 2004 revenue. 4 To cover revenue gaps and balance the fiscal year 2004 budget, the state tapped shortfall reserves, generated new revenue sources such as tobacco taxes and fees, and implemented greater revenue collection enforcement. The governor also directed state agencies to reduce spending by 2.5%. 4

Despite recent budget stresses, Georgia's credit outlook is stable. The state's economy could benefit from a pickup in national economic activity and consumer and business spending, which would spur income and sales tax revenue growth. Georgia's historically conservative financial management, low debt burden and commitment to strong reserve levels should also help bolster its credit standing. Thus, independent credit rating agency Standard & Poor's ascribed its highest rating of AAA to the state's general obligation debt. 5


MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, "State Review: Georgia," RATINGSDIRECT, 1/5/04.
5. This does not indicate Standard & Poor's rating of the Fund.

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


26 |  Annual Report

Performance Summary as of 2/29/04

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.28            $12.27           $11.99
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5412
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.29            $12.37           $12.08
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4730


PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +7.00%         +29.79%           +72.22%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +2.47%          +4.44%            +5.13%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +2.10%          +4.35%            +5.46%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.11%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.73%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.34%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.47%
-----------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR    INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +6.44%         +26.25%           +59.73%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +5.44%          +4.77%            +5.44%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +5.07%          +4.67%            +5.35%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.73%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.11%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 2.90%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.75%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


        Annual Report | Past performance does not guarantee future results. | 27

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.



[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class A (3/1/94-2/29/04)
Date            Franklin Georgia    Lehman Brothers
                Tax-Free            Municipal
                Income Fund         Bond Index 7           CPI 7
-----------------
  3/1/94         $ 9,577             $10,000             $10,000
 3/31/94           9,258               9,593              10,034
 4/30/94           9,293               9,674              10,048
 5/31/94           9,356               9,758              10,055
 6/30/94           9,317               9,698              10,089
 7/31/94           9,475               9,876              10,116
 8/31/94           9,513               9,910              10,157
 9/30/94           9,420               9,765              10,184
10/31/94           9,276               9,592              10,191
11/30/94           9,095               9,418              10,204
12/31/94           9,308               9,625              10,204
 1/31/95           9,558               9,900              10,245
 2/28/95           9,759              10,188              10,286
 3/31/95           9,853              10,305              10,320
 4/30/95           9,879              10,318              10,354
 5/31/95          10,108              10,647              10,375
 6/30/95          10,070              10,554              10,395
 7/31/95          10,119              10,654              10,395
 8/31/95          10,217              10,789              10,423
 9/30/95          10,255              10,857              10,443
10/31/95          10,385              11,015              10,477
11/30/95          10,519              11,198              10,470
12/31/95          10,618              11,305              10,464
 1/31/96          10,659              11,391              10,525
 2/29/96          10,628              11,314              10,559
 3/31/96          10,532              11,169              10,613
 4/30/96          10,537              11,138              10,654
 5/31/96          10,563              11,133              10,675
 6/30/96          10,664              11,255              10,682
 7/31/96          10,725              11,357              10,702
 8/31/96          10,738              11,354              10,723
 9/30/96          10,871              11,513              10,757
10/31/96          10,966              11,643              10,791
11/30/96          11,107              11,856              10,811
12/31/96          11,113              11,806              10,811
 1/31/97          11,134              11,828              10,845
 2/28/97          11,211              11,937              10,879
 3/31/97          11,111              11,778              10,907
 4/30/97          11,197              11,876              10,920
 5/31/97          11,317              12,055              10,913
 6/30/97          11,417              12,184              10,927
 7/31/97          11,659              12,521              10,941
 8/31/97          11,582              12,404              10,961
 9/30/97          11,701              12,551              10,988
10/31/97          11,767              12,632              11,016
11/30/97          11,845              12,706              11,009
12/31/97          11,987              12,891              10,995
 1/31/98          12,080              13,024              11,016
 2/28/98          12,083              13,028              11,036
 3/31/98          12,108              13,040              11,057
 4/30/98          12,097              12,981              11,077
 5/31/98          12,248              13,186              11,097
 6/30/98          12,284              13,238              11,111
 7/31/98          12,311              13,271              11,125
 8/31/98          12,456              13,476              11,138
 9/30/98          12,597              13,644              11,152
10/31/98          12,571              13,644              11,179
11/30/98          12,623              13,692              11,179
12/31/98          12,664              13,726              11,172
 1/31/99          12,757              13,890              11,200
 2/28/99          12,714              13,829              11,213
 3/31/99          12,743              13,848              11,247
 4/30/99          12,784              13,883              11,329
 5/31/99          12,714              13,802              11,329
 6/30/99          12,547              13,604              11,329
 7/31/99          12,555              13,653              11,363
 8/31/99          12,409              13,544              11,391
 9/30/99          12,374              13,549              11,445
10/31/99          12,196              13,403              11,466
11/30/99          12,288              13,545              11,472
12/31/99          12,178              13,444              11,472
 1/31/00          12,067              13,386              11,506
 2/29/00          12,241              13,541              11,575
 3/31/00          12,528              13,837              11,670
 4/30/00          12,470              13,755              11,677
 5/31/00          12,398              13,684              11,691
 6/30/00          12,723              14,046              11,752
 7/31/00          12,869              14,242              11,779
 8/31/00          13,072              14,461              11,779
 9/30/00          12,975              14,386              11,840
10/31/00          13,138              14,543              11,861
11/30/00          13,249              14,653              11,868
12/31/00          13,566              15,015              11,861
 1/31/01          13,649              15,164              11,936
 2/28/01          13,701              15,212              11,984
 3/31/01          13,829              15,348              12,011
 4/30/01          13,690              15,182              12,059
 5/31/01          13,806              15,345              12,113
 6/30/01          13,918              15,448              12,134
 7/31/01          14,124              15,677              12,100
 8/31/01          14,348              15,935              12,100
 9/30/01          14,244              15,882              12,154
10/31/01          14,452              16,071              12,113
11/30/01          14,337              15,936              12,093
12/31/01          14,203              15,785              12,045
 1/31/02          14,382              16,059              12,072
 2/28/02          14,544              16,252              12,120
 3/31/02          14,294              15,934              12,188
 4/30/02          14,481              16,245              12,256
 5/31/02          14,552              16,344              12,256
 6/30/02          14,666              16,516              12,263
 7/31/02          14,842              16,729              12,277
 8/31/02          14,972              16,930              12,318
 9/30/02          15,297              17,301              12,338
10/31/02          14,981              17,014              12,359
11/30/02          14,946              16,943              12,359
12/31/02          15,253              17,301              12,331
 1/31/03          15,224              17,257              12,386
 2/28/03          15,418              17,498              12,481
 3/31/03          15,432              17,509              12,556
 4/30/03          15,596              17,624              12,529
 5/31/03          15,964              18,037              12,509
 6/30/03          15,997              17,960              12,522
 7/31/03          15,338              17,332              12,536
 8/31/03          15,472              17,461              12,584
 9/30/03          15,930              17,975              12,624
10/31/03          15,807              17,884              12,611
11/30/03          15,978              18,070              12,577
12/31/03          16,138              18,220              12,563
 1/31/04          16,262              18,324              12,624
 2/29/04          16,494              18,600              12,693

AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
  CLASS A                    2/29/04
-------------------------------------
  1-Year                      +2.47%
-------------------------------------
  5-Year                      +4.44%
-------------------------------------
  10-Year                     +5.13%
-------------------------------------

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class C (5/1/95-2/29/04)
Date           Franklin Georgia     Lehman Brothers
               Tax-Free             Municipal
               Income Fund          Bond Index 7           CPI 7
-----------------
   5/1/95         $10,000             $10,000             $10,000
  5/31/95          10,234              10,319              10,020
  6/30/95          10,208              10,229              10,039
  7/31/95          10,260              10,326              10,039
  8/31/95          10,347              10,457              10,066
  9/30/95          10,389              10,523              10,086
 10/31/95          10,505              10,676              10,118
 11/30/95          10,645              10,853              10,112
 12/31/95          10,740              10,957              10,105
  1/31/96          10,776              11,040              10,165
  2/29/96          10,741              10,966              10,197
  3/31/96          10,640              10,825              10,250
  4/30/96          10,640              10,795              10,290
  5/31/96          10,660              10,791              10,309
  6/30/96          10,756              10,908              10,316
  7/31/96          10,818              11,007              10,336
  8/31/96          10,824              11,004              10,355
  9/30/96          10,960              11,158              10,388
 10/31/96          11,050              11,285              10,421
 11/30/96          11,177              11,491              10,441
 12/31/96          11,187              11,443              10,441
  1/31/97          11,194              11,464              10,474
  2/28/97          11,276              11,569              10,507
  3/31/97          11,171              11,415              10,533
  4/30/97          11,241              11,511              10,546
  5/31/97          11,365              11,684              10,540
  6/30/97          11,458              11,808              10,553
  7/31/97          11,694              12,136              10,566
  8/31/97          11,612              12,022              10,586
  9/30/97          11,726              12,164              10,612
 10/31/97          11,785              12,243              10,639
 11/30/97          11,857              12,315              10,632
 12/31/97          12,002              12,494              10,619
  1/31/98          12,079              12,623              10,639
  2/28/98          12,086              12,627              10,658
  3/31/98          12,095              12,638              10,678
  4/30/98          12,078              12,581              10,698
  5/31/98          12,223              12,780              10,718
  6/30/98          12,263              12,831              10,731
  7/31/98          12,284              12,863              10,744
  8/31/98          12,423              13,062              10,757
  9/30/98          12,557              13,224              10,770
 10/31/98          12,524              13,224              10,797
 11/30/98          12,571              13,270              10,797
 12/31/98          12,605              13,304              10,790
  1/31/99          12,703              13,462              10,816
  2/28/99          12,655              13,403              10,829
  3/31/99          12,677              13,422              10,862
  4/30/99          12,703              13,455              10,941
  5/31/99          12,629              13,377              10,941
  6/30/99          12,459              13,185              10,941
  7/31/99          12,461              13,233              10,974
  8/31/99          12,310              13,127              11,001
  9/30/99          12,270              13,132              11,053
 10/31/99          12,088              12,990              11,073
 11/30/99          12,182              13,128              11,080
 12/31/99          12,058              13,030              11,080
  1/31/00          11,944              12,974              11,113
  2/29/00          12,110              13,124              11,178
  3/31/00          12,387              13,411              11,271
  4/30/00          12,325              13,332              11,277
  5/31/00          12,249              13,263              11,290
  6/30/00          12,562              13,614              11,350
  7/31/00          12,712              13,803              11,376
  8/31/00          12,895              14,016              11,376
  9/30/00          12,795              13,943              11,435
 10/31/00          12,949              14,095              11,455
 11/30/00          13,054              14,202              11,461
 12/31/00          13,370              14,553              11,455
  1/31/01          13,443              14,697              11,527
  2/28/01          13,488              14,744              11,573
  3/31/01          13,606              14,876              11,600
  4/30/01          13,451              14,715              11,646
  5/31/01          13,570              14,873              11,698
  6/30/01          13,673              14,973              11,718
  7/31/01          13,867              15,194              11,685
  8/31/01          14,080              15,445              11,685
  9/30/01          13,972              15,393              11,738
 10/31/01          14,168              15,576              11,698
 11/30/01          14,050              15,445              11,679
 12/31/01          13,912              15,299              11,633
  1/31/02          14,081              15,564              11,659
  2/28/02          14,233              15,752              11,705
  3/31/02          13,984              15,443              11,771
  4/30/02          14,171              15,745              11,837
  5/31/02          14,222              15,841              11,837
  6/30/02          14,339              16,008              11,843
  7/31/02          14,504              16,214              11,856
  8/31/02          14,624              16,409              11,896
  9/30/02          14,944              16,768              11,916
 10/31/02          14,618              16,490              11,935
 11/30/02          14,567              16,422              11,935
 12/31/02          14,869              16,768              11,909
  1/31/03          14,835              16,726              11,962
  2/28/03          15,017              16,960              12,054
  3/31/03          15,023              16,970              12,126
  4/30/03          15,175              17,082              12,100
  5/31/03          15,536              17,482              12,080
  6/30/03          15,548              17,407              12,093
  7/31/03          14,905              16,798              12,107
  8/31/03          15,025              16,924              12,153
  9/30/03          15,472              17,421              12,192
 10/31/03          15,332              17,333              12,179
 11/30/03          15,504              17,514              12,146
 12/31/03          15,650              17,659              12,133
  1/31/04          15,750              17,760              12,192
  2/29/04          15,973              18,028              12,258

AVERAGE ANNUAL TOTAL RETURN
------------------------------------
  CLASS C                   2/29/04
------------------------------------
  1-Year                      +5.44%
------------------------------------
  5-Year                      +4.77%
------------------------------------
  Since Inception (5/1/95)    +5.44%
------------------------------------



28 |  Past performance does not guarantee future results.  |  Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to no initial sales charge, but subject to 1% contingent deferred sales charge for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/04.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Georgia state personal income tax bracket of 38.90%, based on the federal income tax rate of 35.00%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.
7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


        Annual Report | Past performance does not guarantee future results. | 29

Franklin Kentucky Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Kentucky Tax-Free Income Fund seeks to provide high, current income exempt from federal and Kentucky state personal income taxes through a portfolio consisting mainly of Kentucky municipal bonds. 1


--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
Credit Quality Breakdown*
Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

AAA .........................  52.3%
AA ..........................  27.2%
A ...........................  13.0%
BBB .........................   4.9%
Below Investment Grade ......   2.6%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.
--------------------------------------------------------------------------------


We are pleased to bring you Franklin Kentucky Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.30 on February 28, 2003, to $11.51 on February 29, 2004. The Fund's Class A shares paid dividends totaling 49.95 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 33 shows that at the end of this reporting period the


1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 91.


30 |  Annual Report

Fund's Class A shares' distribution rate was 4.14%. An investor in the 2004 maximum combined federal and Kentucky state personal income tax bracket of 38.90% would need to earn a distribution rate of 6.78% from a taxable investment to match the Fund's Class A tax-free distribution rate.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


COMMONWEALTH UPDATE

Kentucky's economic recovery remained sluggish but showed initial signs of improvement. Although manufacturing was the commonwealth's weakest segment, this was more than offset by significant service sector expansion. The employment landscape benefited from relative stability within consumer durables companies, especially automobile makers, and Kentucky's emerging role as a leader in agricultural science research. The commonwealth witnessed resurgence in its coal-mining industry over the past year, indicative of the country's increased demand for energy. Total employment grew modestly and unemployment fell to 5.3% in February 2004, lower than the 5.6% national average. 3

Kentucky has a continuing structural budget imbalance, which anticipates elimination of all reserves by fiscal year-end 2004, and has deferred corrective action regarding an estimated $400 million gap to the next biennial budget (2005-2006). 4 In light of diminished reserves, the use of most available off-balance sheet reserves and ongoing weak economic conditions, the commonwealth's administrators have limited options at their disposal to handle future shortfalls or imbalances. One of Kentucky's aims is to address revenue shortfalls and budget gaps while trying to make sure education, Medicaid benefits and debt service are unaffected by the necessary cuts that are likely to come.

To its credit, the commonwealth maintained a manageable debt burden while meeting infrastructure needs, with debt levels at roughly $800 per capita and less than 2% of its budget. 4 Independent credit rating agency Standard & Poor's



DIVIDEND DISTRIBUTIONS 2
Franklin Kentucky Tax-Free
Income Fund - Class A
3/1/03-2/29/04

-------------------------------------
  MONTH            DIVIDEND PER SHARE
-------------------------------------
  March                   4.20 cents
-------------------------------------
  April                   4.20 cents
-------------------------------------
  May                     4.20 cents
-------------------------------------
  June                    4.15 cents
-------------------------------------
  July                    4.15 cents
-------------------------------------
  August                  4.15 cents
-------------------------------------
  September               4.15 cents
-------------------------------------
  October                 4.15 cents
-------------------------------------
  November                4.15 cents
-------------------------------------
  December                4.15 cents
-------------------------------------
  January                 4.15 cents
-------------------------------------
  February                4.15 cents
-------------------------------------
  TOTAL                  49.95 CENTS



3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, "Kentucky State Property and Building Commission:
Kentucky; Appropriation, Appropriation," RATINGSDIRECT, 9/9/03.


                                                              Annual Report | 31

PORTFOLIO BREAKDOWN
Franklin Kentucky Tax-Free Income Fund
2/29/04

--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS
--------------------------------------------------
  Utilities                                 24.2%
--------------------------------------------------
  Subject to Government Appropriations      22.0%
--------------------------------------------------
  Other Revenue                             13.2%
--------------------------------------------------
  General Obligation                         9.9%
--------------------------------------------------
  Transportation                             9.4%
--------------------------------------------------
  Hospital & Health Care                     6.7%
--------------------------------------------------
  Prerefunded                                5.4%
--------------------------------------------------
  Higher Education                           5.1%
--------------------------------------------------
  Tax-Supported                              1.8%
--------------------------------------------------
  Corporate-Backed                           1.3%
--------------------------------------------------
  Housing                                    1.0%
--------------------------------------------------

assigned a stable outlook for Kentucky, based on general creditworthiness and reflecting expectations that revenue could stabilize given recent economic improvement, fiscal year 2004 operations may return largely balanced results, and the commonwealth should begin to address its structural budgetary imbalance when developing its 2005-2006 biennial budget.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


32 |  Annual Report

Performance Summary as of 2/29/04

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.21            $11.51           $11.30
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4995


PERFORMANCE 1

-----------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                              +6.43%         +28.56%           +74.34%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                          +1.92%          +4.24%            +5.25%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                     +1.91%          +4.17%            +5.86%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 5                         4.14%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 6      6.78%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 7                 3.95%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 6                  6.46%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


        Annual Report | Past performance does not guarantee future results. | 33

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class A (3/1/94-2/29/04)
Date             Franklin Kentucky   Lehman Brothers
                 Tax-Free            Municipal
                 Income Fund         Bond Index 8           CPI 8
-----------------
   3/1/94          $ 9,572             $10,000             $10,000
  3/31/94            9,032               9,593              10,034
  4/30/94            9,103               9,674              10,048
  5/31/94            9,203               9,758              10,055
  6/30/94            9,116               9,698              10,089
  7/31/94            9,326               9,876              10,116
  8/31/94            9,355               9,910              10,157
  9/30/94            9,137               9,765              10,184
 10/31/94            8,872               9,592              10,191
 11/30/94            8,647               9,418              10,204
 12/31/94            8,916               9,625              10,204
  1/31/95            9,269               9,900              10,245
  2/28/95            9,594              10,188              10,286
  3/31/95            9,699              10,305              10,320
  4/30/95            9,706              10,318              10,354
  5/31/95           10,058              10,647              10,375
  6/30/95            9,912              10,554              10,395
  7/31/95            9,969              10,654              10,395
  8/31/95           10,100              10,789              10,423
  9/30/95           10,183              10,857              10,443
 10/31/95           10,364              11,015              10,477
 11/30/95           10,565              11,198              10,470
 12/31/95           10,686              11,305              10,464
  1/31/96           10,737              11,391              10,525
  2/29/96           10,623              11,314              10,559
  3/31/96           10,469              11,169              10,613
  4/30/96           10,460              11,138              10,654
  5/31/96           10,474              11,133              10,675
  6/30/96           10,609              11,255              10,682
  7/31/96           10,680              11,357              10,702
  8/31/96           10,680              11,354              10,723
  9/30/96           10,849              11,513              10,757
 10/31/96           10,982              11,643              10,791
 11/30/96           11,171              11,856              10,811
 12/31/96           11,143              11,806              10,811
  1/31/97           11,147              11,828              10,845
  2/28/97           11,248              11,937              10,879
  3/31/97           11,099              11,778              10,907
  4/30/97           11,198              11,876              10,920
  5/31/97           11,357              12,055              10,913
  6/30/97           11,482              12,184              10,927
  7/31/97           11,792              12,521              10,941
  8/31/97           11,709              12,404              10,961
  9/30/97           11,846              12,551              10,988
 10/31/97           11,914              12,632              11,016
 11/30/97           12,007              12,706              11,009
 12/31/97           12,189              12,891              10,995
  1/31/98           12,296              13,024              11,016
  2/28/98           12,307              13,028              11,036
  3/31/98           12,343              13,040              11,057
  4/30/98           12,296              12,981              11,077
  5/31/98           12,490              13,186              11,097
  6/30/98           12,542              13,238              11,111
  7/31/98           12,570              13,271              11,125
  8/31/98           12,747              13,476              11,138
  9/30/98           12,888              13,644              11,152
 10/31/98           12,858              13,644              11,179
 11/30/98           12,903              13,692              11,179
 12/31/98           12,934              13,726              11,172
  1/31/99           13,058              13,890              11,200
  2/28/99           12,989              13,829              11,213
  3/31/99           13,029              13,848              11,247
  4/30/99           13,049              13,883              11,329
  5/31/99           12,974              13,802              11,329
  6/30/99           12,793              13,604              11,329
  7/31/99           12,799              13,653              11,363
  8/31/99           12,639              13,544              11,391
  9/30/99           12,611              13,549              11,445
 10/31/99           12,409              13,403              11,466
 11/30/99           12,506              13,545              11,472
 12/31/99           12,387              13,444              11,472
  1/31/00           12,277              13,386              11,506
  2/29/00           12,452              13,541              11,575
  3/31/00           12,759              13,837              11,670
  4/30/00           12,624              13,755              11,677
  5/31/00           12,482              13,684              11,691
  6/30/00           12,831              14,046              11,752
  7/31/00           13,050              14,242              11,779
  8/31/00           13,268              14,461              11,779
  9/30/00           13,163              14,386              11,840
 10/31/00           13,324              14,543              11,861
 11/30/00           13,444              14,653              11,868
 12/31/00           13,812              15,015              11,861
  1/31/01           13,874              15,164              11,936
  2/28/01           13,906              15,212              11,984
  3/31/01           14,045              15,348              12,011
  4/30/01           13,867              15,182              12,059
  5/31/01           14,017              15,345              12,113
  6/30/01           14,151              15,448              12,134
  7/31/01           14,370              15,677              12,100
  8/31/01           14,586              15,935              12,100
  9/30/01           14,423              15,882              12,154
 10/31/01           14,633              16,071              12,113
 11/30/01           14,521              15,936              12,093
 12/31/01           14,367              15,785              12,045
  1/31/02           14,579              16,059              12,072
  2/28/02           14,754              16,252              12,120
  3/31/02           14,520              15,934              12,188
  4/30/02           14,756              16,245              12,256
  5/31/02           14,842              16,344              12,256
  6/30/02           15,004              16,516              12,263
  7/31/02           15,176              16,729              12,277
  8/31/02           15,314              16,930              12,318
  9/30/02           15,592              17,301              12,338
 10/31/02           15,272              17,014              12,359
 11/30/02           15,220              16,943              12,359
 12/31/02           15,555              17,301              12,331
  1/31/03           15,488              17,257              12,386
  2/28/03           15,695              17,498              12,481
  3/31/03           15,688              17,509              12,556
  4/30/03           15,772              17,624              12,529
  5/31/03           16,154              18,037              12,509
  6/30/03           16,099              17,960              12,522
  7/31/03           15,452              17,332              12,536
  8/31/03           15,593              17,461              12,584
  9/30/03           16,121              17,975              12,624
 10/31/03           16,028              17,884              12,611
 11/30/03           16,196              18,070              12,577
 12/31/03           16,359              18,220              12,563
  1/31/04           16,448              18,324              12,624
  2/29/04           16,688              18,600              12,693

AVERAGE ANNUAL TOTAL RETURN
------------------------------------
  CLASS A                   2/29/04
------------------------------------
  1-Year                      +1.92%
------------------------------------
  5-Year                      +4.24%
------------------------------------
  10-Year                     +5.25%
------------------------------------


34 |  Past performance does not guarantee future results.  |  Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.


1. The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.73%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the 4.15 cent per share current monthly dividend and the maximum offering price of $12.02 per share on 2/29/04.
6. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Kentucky state personal income tax bracket of 38.90%, based on the federal income tax rate of 35.00%.
7. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.
8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


        Annual Report | Past performance does not guarantee future results. | 35

Franklin Louisiana Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Louisiana Tax-Free Income Fund seeks to provide high, current income exempt from federal and Louisiana state personal income taxes through a portfolio consisting mainly of Louisiana municipal bonds. 1

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
Credit Quality Breakdown*
Franklin Lousiana Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

AAA .........................  79.2%
AA ..........................   0.4%
A ...........................   4.0%
BBB .........................  13.1%
Below Investment Grade ......   3.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

--------------------------------------------------------------------------------


We are pleased to bring you Franklin Louisiana Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.55 on February 28, 2003, to $11.81 on February 29, 2004. The Fund's Class A shares paid dividends totaling 53.07 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 39 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.18%, based on an annualization of


1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 96.


36 |  Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Louisiana Tax-Free Income Fund
3/1/03-2/29/04

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                --------------------------------
   MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
   March                                          4.53 cents         4.04 cents
-------------------------------------------------------------------------------
   April                                          4.53 cents         4.04 cents
-------------------------------------------------------------------------------
   May                                            4.53 cents         4.04 cents
-------------------------------------------------------------------------------
   June                                           4.48 cents         3.87 cents
-------------------------------------------------------------------------------
   July                                           4.48 cents         3.87 cents
-------------------------------------------------------------------------------
   August                                         4.36 cents         3.76 cents
-------------------------------------------------------------------------------
   September                                      4.36 cents         3.76 cents
-------------------------------------------------------------------------------
   October                                        4.36 cents         3.76 cents
-------------------------------------------------------------------------------
   November                                       4.36 cents         3.76 cents
-------------------------------------------------------------------------------
   December                                       4.36 cents         3.81 cents
-------------------------------------------------------------------------------
   January                                        4.36 cents         3.81 cents
-------------------------------------------------------------------------------
   February                                       4.36 cents         3.81 cents
-------------------------------------------------------------------------------
   TOTAL                                         53.07 CENTS        46.33 CENTS
-------------------------------------------------------------------------------


the current 4.30 cent ($0.0430) per share dividend and the maximum offering price of $12.33 on February 29, 2004. An investor in the 2004 maximum combined federal and Louisiana state personal income tax bracket of 38.90% would need to earn a distribution rate of 6.85% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE

Louisiana residents, like those in the rest of the U.S., endured general economic malaise in recent years. Unemployment jumped sharply to 7.1% in July 2003,


                                                              Annual Report | 37

PORTFOLIO BREAKDOWN
Franklin Louisiana Tax-Free Income Fund
2/29/04

--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS
--------------------------------------------------
  Tax-Supported                             18.2%
--------------------------------------------------
  Higher Education                          17.4%
--------------------------------------------------
  Utilities                                 12.1%
--------------------------------------------------
  Subject to Government Appropriations      10.1%
--------------------------------------------------
  Hospital & Health Care                     9.4%
--------------------------------------------------
  Prerefunded                                8.1%
--------------------------------------------------
  General Obligation                         7.0%
--------------------------------------------------
  Housing                                    6.4%
--------------------------------------------------
  Other Revenue                              4.8%
--------------------------------------------------
  Corporate-Backed                           3.4%
--------------------------------------------------
  Transportation                             3.1%
--------------------------------------------------


before ending the Fund's fiscal year at 5.8%, above the 5.6% national average. 3 Overall, growth in service employment allowed for slightly more economic diversity, but the state was still highly dependent on oil, gas and related petrochemical industries for jobs and income. Personal income levels slowly increased, but at just 81% of the national average, the state lagged by a wide margin. 4

Louisiana's finances are governed by constitutional mandates for balanced budgets, expenditure limitations and other controls. Tax reform measures passed in November 2002 further increased budget stability by raising taxes on higher incomes, limiting certain federal income tax deductions, and eliminating sales taxes on food, prescription drugs and residential utilities. Several remaining budget issues will likely challenge the state's favorable and improving credit factors. These issues include health care, social services and education costs; continued dependence on the volatile oil and gas industry; declines in state tourism; and repayment of a $290 million federal Medicaid overpayment to the state's Department of Health and Hospitals. 4

Nevertheless, Louisiana's diligent management increased its financial stability over the past few years. The state's administration improved its capacity to react to and contain fiscal deficits, largely due to efforts to match expenditures to revenues, build a rainy day fund and reduce the overall debt burden. Based on Louisiana's ongoing conservative approach toward budgeting and debt management, strong cash position, and prudent establishment and use of reserves, independent credit rating agency Moody's Investors Service upgraded the state's debt rating to A1 from A2 during the reporting period and assigned a stable outlook. 5


MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, "State Review: Louisiana," RATINGSDIRECT,
12/24/03.
5. This does not indicate Moody's rating of the Fund.

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


38 |  Annual Report

Performance Summary as of 2/29/04

FRANKLIN LOUISIANA TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.26            $11.81           $11.55
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5307
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.26            $11.91           $11.65
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4633


PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +7.01%         +30.94%           +74.19%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +2.48%          +4.63%            +5.25%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +2.19%          +4.54%            +5.62%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.18%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.85%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.43%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.61%
-----------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR    INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +6.34%         +27.43%           +63.35%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +5.34%          +4.97%            +5.71%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +5.04%          +4.86%            +5.64%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.77%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.17%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.04%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.98%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


        Annual Report | Past performance does not guarantee future results. | 39

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Class A (3/1/94-2/29/04)
Date            Franklin Louisiana   Lehman Brothers
                Tax-Free             Municipal
                Income Fund          Bond Index 7           CPI 7
-----------------
  3/1/94           $ 9,577             $10,000             $10,000
 3/31/94             9,236               9,593              10,034
 4/30/94             9,244               9,674              10,048
 5/31/94             9,323               9,758              10,055
 6/30/94             9,284               9,698              10,089
 7/31/94             9,437               9,876              10,116
 8/31/94             9,466               9,910              10,157
 9/30/94             9,385               9,765              10,184
10/31/94             9,242               9,592              10,191
11/30/94             9,027               9,418              10,204
12/31/94             9,203               9,625              10,204
 1/31/95             9,469               9,900              10,245
 2/28/95             9,688              10,188              10,286
 3/31/95             9,741              10,305              10,320
 4/30/95             9,767              10,318              10,354
 5/31/95            10,003              10,647              10,375
 6/30/95             9,937              10,554              10,395
 7/31/95            10,005              10,654              10,395
 8/31/95            10,097              10,789              10,423
 9/30/95            10,171              10,857              10,443
10/31/95            10,303              11,015              10,477
11/30/95            10,454              11,198              10,470
12/31/95            10,547              11,305              10,464
 1/31/96            10,590              11,391              10,525
 2/29/96            10,538              11,314              10,559
 3/31/96            10,447              11,169              10,613
 4/30/96            10,433              11,138              10,654
 5/31/96            10,468              11,133              10,675
 6/30/96            10,573              11,255              10,682
 7/31/96            10,654              11,357              10,702
 8/31/96            10,685              11,354              10,723
 9/30/96            10,813              11,513              10,757
10/31/96            10,917              11,643              10,791
11/30/96            11,083              11,856              10,811
12/31/96            11,059              11,806              10,811
 1/31/97            11,075              11,828              10,845
 2/28/97            11,166              11,937              10,879
 3/31/97            11,073              11,778              10,907
 4/30/97            11,143              11,876              10,920
 5/31/97            11,270              12,055              10,913
 6/30/97            11,395              12,184              10,927
 7/31/97            11,648              12,521              10,941
 8/31/97            11,579              12,404              10,961
 9/30/97            11,715              12,551              10,988
10/31/97            11,793              12,632              11,016
11/30/97            11,864              12,706              11,009
12/31/97            12,034              12,891              10,995
 1/31/98            12,120              13,024              11,016
 2/28/98            12,113              13,028              11,036
 3/31/98            12,140              13,040              11,057
 4/30/98            12,107              12,981              11,077
 5/31/98            12,266              13,186              11,097
 6/30/98            12,307              13,238              11,111
 7/31/98            12,326              13,271              11,125
 8/31/98            12,489              13,476              11,138
 9/30/98            12,625              13,644              11,152
10/31/98            12,597              13,644              11,179
11/30/98            12,642              13,692              11,179
12/31/98            12,683              13,726              11,172
 1/31/99            12,792              13,890              11,200
 2/28/99            12,746              13,829              11,213
 3/31/99            12,785              13,848              11,247
 4/30/99            12,816              13,883              11,329
 5/31/99            12,744              13,802              11,329
 6/30/99            12,580              13,604              11,329
 7/31/99            12,576              13,653              11,363
 8/31/99            12,410              13,544              11,391
 9/30/99            12,395              13,549              11,445
10/31/99            12,199              13,403              11,466
11/30/99            12,305              13,545              11,472
12/31/99            12,191              13,444              11,472
 1/31/00            12,085              13,386              11,506
 2/29/00            12,243              13,541              11,575
 3/31/00            12,542              13,837              11,670
 4/30/00            12,458              13,755              11,677
 5/31/00            12,381              13,684              11,691
 6/30/00            12,696              14,046              11,752
 7/31/00            12,863              14,242              11,779
 8/31/00            13,063              14,461              11,779
 9/30/00            12,998              14,386              11,840
10/31/00            13,154              14,543              11,861
11/30/00            13,295              14,653              11,868
12/31/00            13,616              15,015              11,861
 1/31/01            13,676              15,164              11,936
 2/28/01            13,720              15,212              11,984
 3/31/01            13,831              15,348              12,011
 4/30/01            13,694              15,182              12,059
 5/31/01            13,840              15,345              12,113
 6/30/01            13,920              15,448              12,134
 7/31/01            14,158              15,677              12,100
 8/31/01            14,367              15,935              12,100
 9/30/01            14,308              15,882              12,154
10/31/01            14,537              16,071              12,113
11/30/01            14,443              15,936              12,093
12/31/01            14,285              15,785              12,045
 1/31/02            14,484              16,059              12,072
 2/28/02            14,645              16,252              12,120
 3/31/02            14,408              15,934              12,188
 4/30/02            14,654              16,245              12,256
 5/31/02            14,714              16,344              12,256
 6/30/02            14,861              16,516              12,263
 7/31/02            15,032              16,729              12,277
 8/31/02            15,155              16,930              12,318
 9/30/02            15,468              17,301              12,338
10/31/02            15,225              17,014              12,359
11/30/02            15,177              16,943              12,359
12/31/02            15,469              17,301              12,331
 1/31/03            15,436              17,257              12,386
 2/28/03            15,603              17,498              12,481
 3/31/03            15,628              17,509              12,556
 4/30/03            15,742              17,624              12,529
 5/31/03            16,104              18,037              12,509
 6/30/03            16,043              17,960              12,522
 7/31/03            15,459              17,332              12,536
 8/31/03            15,626              17,461              12,584
 9/30/03            16,089              17,975              12,624
10/31/03            15,973              17,884              12,611
11/30/03            16,124              18,070              12,577
12/31/03            16,273              18,220              12,563
 1/31/04            16,489              18,324              12,624
 2/29/04            16,683              18,600              12,693

AVERAGE ANNUAL TOTAL RETURN
------------------------------------
  CLASS A                   2/29/04
------------------------------------
  1-Year                      +2.48%
------------------------------------
  5-Year                      +4.63%
------------------------------------
  10-Year                     +5.25%
------------------------------------

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class C (5/1/95-2/29/04)
Date           Franklin Louisiana  Lehman Brothers
               Tax-Free            Municipal
               Income Fund         Bond Index 7           CPI 7
  5/1/95         $10,000             $10,000             $10,000
 5/31/95          10,245              10,319              10,020
 6/30/95          10,180              10,229              10,039
 7/31/95          10,262              10,326              10,039
 8/31/95          10,351              10,457              10,066
 9/30/95          10,412              10,523              10,086
10/31/95          10,551              10,676              10,118
11/30/95          10,699              10,853              10,112
12/31/95          10,798              10,957              10,105
 1/31/96          10,836              11,040              10,165
 2/29/96          10,777              10,966              10,197
 3/31/96          10,671              10,825              10,250
 4/30/96          10,660              10,795              10,290
 5/31/96          10,690              10,791              10,309
 6/30/96          10,782              10,908              10,316
 7/31/96          10,869              11,007              10,336
 8/31/96          10,896              11,004              10,355
 9/30/96          11,021              11,158              10,388
10/31/96          11,120              11,285              10,421
11/30/96          11,282              11,491              10,441
12/31/96          11,250              11,443              10,441
 1/31/97          11,269              11,464              10,474
 2/28/97          11,345              11,569              10,507
 3/31/97          11,255              11,415              10,533
 4/30/97          11,321              11,511              10,546
 5/31/97          11,453              11,684              10,540
 6/30/97          11,564              11,808              10,553
 7/31/97          11,825              12,136              10,566
 8/31/97          11,752              12,022              10,586
 9/30/97          11,873              12,164              10,612
10/31/97          11,947              12,243              10,639
11/30/97          12,014              12,315              10,632
12/31/97          12,178              12,494              10,619
 1/31/98          12,260              12,623              10,639
 2/28/98          12,257              12,627              10,658
 3/31/98          12,267              12,638              10,678
 4/30/98          12,229              12,581              10,698
 5/31/98          12,393              12,780              10,718
 6/30/98          12,430              12,831              10,731
 7/31/98          12,441              12,863              10,744
 8/31/98          12,598              13,062              10,757
 9/30/98          12,719              13,224              10,770
10/31/98          12,696              13,224              10,797
11/30/98          12,736              13,270              10,797
12/31/98          12,760              13,304              10,790
 1/31/99          12,875              13,462              10,816
 2/28/99          12,823              13,403              10,829
 3/31/99          12,867              13,422              10,862
 4/30/99          12,881              13,455              10,941
 5/31/99          12,804              13,377              10,941
 6/30/99          12,632              13,185              10,941
 7/31/99          12,622              13,233              10,974
 8/31/99          12,450              13,127              11,001
 9/30/99          12,430              13,132              11,053
10/31/99          12,230              12,990              11,073
11/30/99          12,331              13,128              11,080
12/31/99          12,211              13,030              11,080
 1/31/00          12,101              12,974              11,113
 2/29/00          12,254              13,124              11,178
 3/31/00          12,545              13,411              11,271
 4/30/00          12,456              13,332              11,277
 5/31/00          12,373              13,263              11,290
 6/30/00          12,681              13,614              11,350
 7/31/00          12,839              13,803              11,376
 8/31/00          13,045              14,016              11,376
 9/30/00          12,962              13,943              11,435
10/31/00          13,112              14,095              11,455
11/30/00          13,245              14,202              11,461
12/31/00          13,570              14,553              11,455
 1/31/01          13,623              14,697              11,527
 2/28/01          13,659              14,744              11,573
 3/31/01          13,762              14,876              11,600
 4/30/01          13,620              14,715              11,646
 5/31/01          13,758              14,873              11,698
 6/30/01          13,843              14,973              11,718
 7/31/01          14,059              15,194              11,685
 8/31/01          14,271              15,445              11,685
 9/30/01          14,196              15,393              11,738
10/31/01          14,414              15,576              11,698
11/30/01          14,326              15,445              11,679
12/31/01          14,153              15,299              11,633
 1/31/02          14,341              15,564              11,659
 2/28/02          14,505              15,752              11,705
 3/31/02          14,264              15,443              11,771
 4/30/02          14,498              15,745              11,837
 5/31/02          14,550              15,841              11,837
 6/30/02          14,687              16,008              11,843
 7/31/02          14,847              16,214              11,856
 8/31/02          14,961              16,409              11,896
 9/30/02          15,259              16,768              11,916
10/31/02          15,015              16,490              11,935
11/30/02          14,974              16,422              11,935
12/31/02          15,239              16,768              11,909
 1/31/03          15,213              16,726              11,962
 2/28/03          15,370              16,960              12,054
 3/31/03          15,387              16,970              12,126
 4/30/03          15,492              17,082              12,100
 5/31/03          15,837              17,482              12,080
 6/30/03          15,769              17,407              12,093
 7/31/03          15,192              16,798              12,107
 8/31/03          15,333              16,924              12,153
 9/30/03          15,789              17,421              12,192
10/31/03          15,654              17,333              12,179
11/30/03          15,809              17,514              12,146
12/31/03          15,945              17,659              12,133
 1/31/04          16,148              17,760              12,192
 2/29/04          16,335              18,028              12,258

AVERAGE ANNUAL TOTAL RETURN
------------------------------------
  CLASS C                   2/29/04
------------------------------------
  1-Year                      +5.34%
------------------------------------
  5-Year                      +4.97%
------------------------------------
  Since Inception (5/1/95)    +5.71%
------------------------------------

40 |  Past performance does not guarantee future results.  |  Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to no initial sales charge, but subject to 1% contingent deferred sales charge for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/04.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Louisiana state personal income tax bracket of 38.90%, based on the federal income tax rate of 35.00%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.
7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


        Annual Report | Past performance does not guarantee future results. | 41

Franklin Maryland Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Maryland Tax-Free Income Fund seeks to provide high, current income exempt from federal and Maryland state personal income taxes through a portfolio consisting mainly of Maryland municipal bonds. 1

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
Credit Quality Breakdown*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

AAA .........................  54.2%
AA ..........................  21.8%
A ...........................  18.6%
BBB .........................   5.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

--------------------------------------------------------------------------------


We are pleased to bring you Franklin Maryland Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.78 on February 28, 2003, to $11.93 on February 29, 2004. The Fund's Class A shares paid dividends totaling 52.89 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 45 shows that at the end of this reporting period the


1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 101.


42 |  Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Maryland Tax-Free Income Fund
3/1/03-2/29/04
--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                --------------------------------
   MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
   March                                          4.48 cents         3.95 cents
-------------------------------------------------------------------------------
   April                                          4.48 cents         3.95 cents
-------------------------------------------------------------------------------
   May                                            4.48 cents         3.95 cents
-------------------------------------------------------------------------------
   June                                           4.40 cents         3.91 cents
-------------------------------------------------------------------------------
   July                                           4.40 cents         3.91 cents
-------------------------------------------------------------------------------
   August                                         4.40 cents         3.85 cents
-------------------------------------------------------------------------------
   September                                      4.40 cents         3.85 cents
-------------------------------------------------------------------------------
   October                                        4.40 cents         3.85 cents
-------------------------------------------------------------------------------
   November                                       4.40 cents         3.85 cents
-------------------------------------------------------------------------------
   December                                       4.35 cents         3.73 cents
-------------------------------------------------------------------------------
   January                                        4.35 cents         3.73 cents
-------------------------------------------------------------------------------
   February                                       4.35 cents         3.73 cents
-------------------------------------------------------------------------------
   TOTAL                                         52.89 CENTS        46.26 CENTS
-------------------------------------------------------------------------------

Fund's Class A shares' distribution rate was 4.14%, based on an annualization of the current 4.30 cent ($0.0430) per share dividend and the maximum offering price of $12.46 on February 29, 2004. An investor in the 2004 maximum combined federal and Maryland state and local personal income tax bracket of 40.14% would need to earn a distribution rate of 6.92% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE

The strength of Maryland's diverse, broad-based economy and the state's history of sound financial management continued to earn the highest-quality credit ratings of AAA and Aaa, assigned by independent credit rating agencies Standard &

                                                              Annual Report | 43

PORTFOLIO BREAKDOWN
Franklin Maryland Tax-Free Income Fund
2/29/04

--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS
--------------------------------------------------
  Hospital & Health Care                    23.0%
--------------------------------------------------
  Utilities                                 14.9%
--------------------------------------------------
  Prerefunded                               14.7%
--------------------------------------------------
  General Obligation                        12.2%
--------------------------------------------------
  Higher Education                          12.2%
--------------------------------------------------
  Transportation                             8.0%
--------------------------------------------------
  Housing                                    6.8%
--------------------------------------------------
  Subject to Government Appropriations       5.7%
--------------------------------------------------
  Tax-Supported                              1.4%
--------------------------------------------------
  Other Revenue                              0.6%
--------------------------------------------------
  Corporate-Backed                           0.5%
--------------------------------------------------


Poor's and Moody's Investors Service. 3 Although Maryland was not immune to national economic challenges, the broader slowdown hit Maryland later than other states. Maryland's employment growth in services offset declines in manufacturing, business services and telecommunications. Unemployment, at 4.0% in February 2004, remained below the 5.6% national rate, and per capita income levels remained fifth highest in the nation. 4, 5 The government sector was a stabilizing factor for Maryland during the recession, growing by 2% in 2002. 5

Steady economic expansion through fiscal year 2001 enabled the state to build significant reserves, which were used, as anticipated, to help balance operations as the economy and revenues weakened. Although the state successfully balanced operations in 2003, it used $750 million of one-time revenues and $188 million of appropriations to help meet expenditures, which increased by 8.1%. 5 These increases reflected Maryland's legislative commitment to the Thorton plan, providing double-digit growth in K-12 education spending, as well as increases to higher education, social services, welfare, Medicare, inmate services, housing, foster care and other areas.

The fiscal year 2004 budget was balanced assuming 5.6% revenue growth over fiscal year 2003 estimates with the amount of one-time revenues declining to $328 million. 5 The budget included a mix of fee increases totaling $163 million, fund transfers totaling $328 million and various budget reductions worth about $200 million. 6 Revenue increases were composed primarily of fee increases, including a corporate filing fee, and tax compliance items.


MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


3. These do not indicate ratings of the Fund.
4. Source: Bureau of Labor Statistics.
5. Source: Standard & Poor's, "Summary: Maryland; Tax Secured, General Obligation," RATINGSDIRECT, 1/5/04.
6. Source: Moody's Investors Service, "New Issue: Maryland (State of)," 11/7/03.

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


44 |  Annual Report

Performance Summary as of 2/29/04

FRANKLIN MARYLAND TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.15            $11.93           $11.78
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5289
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)*                                +$0.16            $12.06           $11.90
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4626

*NAV does not agree to NAV disclosed in the accompanying Financial Statements due to financial statement adjusting entries posted as of period-end.

PERFORMANCE
---------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +5.89%         +30.57%           +76.31%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +1.42%          +4.56%            +5.38%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +1.05%          +4.48%            +5.77%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.14%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.92%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.33%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.56%
-----------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR    INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +5.33%         +27.14%           +64.31%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +4.33%          +4.92%            +5.78%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +3.97%          +4.82%            +5.69%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.69%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.17%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 2.90%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.84%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


        Annual Report | Past performance does not guarantee future results. | 45

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class A (3/1/94-2/29/04)
Date            Franklin Maryland   Lehman Brothers
                Tax-Free            Municipal
               Income Fund         Bond Index 7            CPI 7
-----------------
   3/1/94         $ 9,578             $10,000             $10,000
  3/31/94           9,212               9,593              10,034
  4/30/94           9,219               9,674              10,048
  5/31/94           9,306               9,758              10,055
  6/30/94           9,264               9,698              10,089
  7/31/94           9,427               9,876              10,116
  8/31/94           9,464               9,910              10,157
  9/30/94           9,345               9,765              10,184
 10/31/94           9,164               9,592              10,191
 11/30/94           8,943               9,418              10,204
 12/31/94           9,181               9,625              10,204
  1/31/95           9,468               9,900              10,245
  2/28/95           9,752              10,188              10,286
  3/31/95           9,848              10,305              10,320
  4/30/95           9,854              10,318              10,354
  5/31/95          10,120              10,647              10,375
  6/30/95          10,042              10,554              10,395
  7/31/95          10,181              10,654              10,395
  8/31/95          10,301              10,789              10,423
  9/30/95          10,384              10,857              10,443
 10/31/95          10,507              11,015              10,477
 11/30/95          10,668              11,198              10,470
 12/31/95          10,769              11,305              10,464
  1/31/96          10,810              11,391              10,525
  2/29/96          10,747              11,314              10,559
  3/31/96          10,624              11,169              10,613
  4/30/96          10,617              11,138              10,654
  5/31/96          10,622              11,133              10,675
  6/30/96          10,726              11,255              10,682
  7/31/96          10,816              11,357              10,702
  8/31/96          10,807              11,354              10,723
  9/30/96          10,964              11,513              10,757
 10/31/96          11,067              11,643              10,791
 11/30/96          11,243              11,856              10,811
 12/31/96          11,197              11,806              10,811
  1/31/97          11,212              11,828              10,845
  2/28/97          11,311              11,937              10,879
  3/31/97          11,176              11,778              10,907
  4/30/97          11,264              11,876              10,920
  5/31/97          11,409              12,055              10,913
  6/30/97          11,521              12,184              10,927
  7/31/97          11,803              12,521              10,941
  8/31/97          11,720              12,404              10,961
  9/30/97          11,853              12,551              10,988
 10/31/97          11,918              12,632              11,016
 11/30/97          11,997              12,706              11,009
 12/31/97          12,153              12,891              10,995
  1/31/98          12,247              13,024              11,016
  2/28/98          12,245              13,028              11,036
  3/31/98          12,269              13,040              11,057
  4/30/98          12,254              12,981              11,077
  5/31/98          12,422              13,186              11,097
  6/30/98          12,476              13,238              11,111
  7/31/98          12,513              13,271              11,125
  8/31/98          12,674              13,476              11,138
  9/30/98          12,799              13,644              11,152
 10/31/98          12,812              13,644              11,179
 11/30/98          12,844              13,692              11,179
 12/31/98          12,870              13,726              11,172
  1/31/99          12,977              13,890              11,200
  2/28/99          12,939              13,829              11,213
  3/31/99          12,964              13,848              11,247
  4/30/99          13,014              13,883              11,329
  5/31/99          12,951              13,802              11,329
  6/30/99          12,769              13,604              11,329
  7/31/99          12,796              13,653              11,363
  8/31/99          12,602              13,544              11,391
  9/30/99          12,573              13,549              11,445
 10/31/99          12,371              13,403              11,466
 11/30/99          12,499              13,545              11,472
 12/31/99          12,380              13,444              11,472
  1/31/00          12,293              13,386              11,506
  2/29/00          12,439              13,541              11,575
  3/31/00          12,726              13,837              11,670
  4/30/00          12,685              13,755              11,677
  5/31/00          12,581              13,684              11,691
  6/30/00          12,897              14,046              11,752
  7/31/00          13,098              14,242              11,779
  8/31/00          13,322              14,461              11,779
  9/30/00          13,278              14,386              11,840
 10/31/00          13,410              14,543              11,861
 11/30/00          13,525              14,653              11,868
 12/31/00          13,822              15,015              11,861
  1/31/01          13,907              15,164              11,936
  2/28/01          13,986              15,212              11,984
  3/31/01          14,084              15,348              12,011
  4/30/01          13,970              15,182              12,059
  5/31/01          14,090              15,345              12,113
  6/30/01          14,207              15,448              12,134
  7/31/01          14,407              15,677              12,100
  8/31/01          14,629              15,935              12,100
  9/30/01          14,582              15,882              12,154
 10/31/01          14,760              16,071              12,113
 11/30/01          14,663              15,936              12,093
 12/31/01          14,529              15,785              12,045
  1/31/02          14,727              16,059              12,072
  2/28/02          14,887              16,252              12,120
  3/31/02          14,634              15,934              12,188
  4/30/02          14,867              16,245              12,256
  5/31/02          15,017              16,344              12,256
  6/30/02          15,137              16,516              12,263
  7/31/02          15,322              16,729              12,277
  8/31/02          15,472              16,930              12,318
  9/30/02          15,771              17,301              12,338
 10/31/02          15,514              17,014              12,359
 11/30/02          15,478              16,943              12,359
 12/31/02          15,769              17,301              12,331
  1/31/03          15,775              17,257              12,386
  2/28/03          15,955              17,498              12,481
  3/31/03          15,979              17,509              12,556
  4/30/03          16,107              17,624              12,529
  5/31/03          16,442              18,037              12,509
  6/30/03          16,393              17,960              12,522
  7/31/03          15,821              17,332              12,536
  8/31/03          15,960              17,461              12,584
  9/30/03          16,327              17,975              12,624
 10/31/03          16,253              17,884              12,611
 11/30/03          16,419              18,070              12,577
 12/31/03          16,569              18,220              12,563
  1/31/04          16,658              18,324              12,624
  2/29/04          16,888              18,600              12,693

AVERAGE ANNUAL TOTAL RETURN
------------------------------------
  CLASS A                   2/29/04
------------------------------------
  1-Year                      +1.42%
------------------------------------
  5-Year                      +4.56%
------------------------------------
  10-Year                     +5.38%
------------------------------------


[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class C (5/1/95-2/29/04)
Date           Franklin Maryland     Lehman Brothers
               Tax-Free              Municipal
               Income Fund           Bond Index 7          CPI 7
----------------
  5/1/95          $10,000             $10,000             $10,000
 5/31/95           10,281              10,319              10,020
 6/30/95           10,196              10,229              10,039
 7/31/95           10,340              10,326              10,039
 8/31/95           10,456              10,457              10,066
 9/30/95           10,525              10,523              10,086
10/31/95           10,663              10,676              10,118
11/30/95           10,820              10,853              10,112
12/31/95           10,917              10,957              10,105
 1/31/96           10,962              11,040              10,165
 2/29/96           10,906              10,966              10,197
 3/31/96           10,787              10,825              10,250
 4/30/96           10,765              10,795              10,290
 5/31/96           10,773              10,791              10,309
 6/30/96           10,864              10,908              10,316
 7/31/96           10,948              11,007              10,336
 8/31/96           10,944              11,004              10,355
 9/30/96           11,087              11,158              10,388
10/31/96           11,195              11,285              10,421
11/30/96           11,357              11,491              10,441
12/31/96           11,315              11,443              10,441
 1/31/97           11,323              11,464              10,474
 2/28/97           11,417              11,569              10,507
 3/31/97           11,274              11,415              10,533
 4/30/97           11,358              11,511              10,546
 5/31/97           11,509              11,684              10,540
 6/30/97           11,616              11,808              10,553
 7/31/97           11,894              12,136              10,566
 8/31/97           11,804              12,022              10,586
 9/30/97           11,932              12,164              10,612
10/31/97           11,992              12,243              10,639
11/30/97           12,065              12,315              10,632
12/31/97           12,225              12,494              10,619
 1/31/98           12,302              12,623              10,639
 2/28/98           12,295              12,627              10,658
 3/31/98           12,323              12,638              10,678
 4/30/98           12,292              12,581              10,698
 5/31/98           12,464              12,780              10,718
 6/30/98           12,513              12,831              10,731
 7/31/98           12,543              12,863              10,744
 8/31/98           12,697              13,062              10,757
 9/30/98           12,817              13,224              10,770
10/31/98           12,823              13,224              10,797
11/30/98           12,849              13,270              10,797
12/31/98           12,869              13,304              10,790
 1/31/99           12,970              13,462              10,816
 2/28/99           12,926              13,403              10,829
 3/31/99           12,954              13,422              10,862
 4/30/99           12,986              13,455              10,941
 5/31/99           12,918              13,377              10,941
 6/30/99           12,733              13,185              10,941
 7/31/99           12,753              13,233              10,974
 8/31/99           12,556              13,127              11,001
 9/30/99           12,520              13,132              11,053
10/31/99           12,316              12,990              11,073
11/30/99           12,436              13,128              11,080
12/31/99           12,313              13,030              11,080
 1/31/00           12,223              12,974              11,113
 2/29/00           12,361              13,124              11,178
 3/31/00           12,650              13,411              11,271
 4/30/00           12,593              13,332              11,277
 5/31/00           12,496              13,263              11,290
 6/30/00           12,801              13,614              11,350
 7/31/00           12,982              13,803              11,376
 8/31/00           13,197              14,016              11,376
 9/30/00           13,148              13,943              11,435
10/31/00           13,284              14,095              11,455
11/30/00           13,391              14,202              11,461
12/31/00           13,677              14,553              11,455
 1/31/01           13,752              14,697              11,527
 2/28/01           13,823              14,744              11,573
 3/31/01           13,924              14,876              11,600
 4/30/01           13,793              14,715              11,646
 5/31/01           13,916              14,873              11,698
 6/30/01           14,025              14,973              11,718
 7/31/01           14,214              15,194              11,685
 8/31/01           14,424              15,445              11,685
 9/30/01           14,372              15,393              11,738
10/31/01           14,539              15,576              11,698
11/30/01           14,439              15,445              11,679
12/31/01           14,302              15,299              11,633
 1/31/02           14,488              15,564              11,659
 2/28/02           14,637              15,752              11,705
 3/31/02           14,384              15,443              11,771
 4/30/02           14,602              15,745              11,837
 5/31/02           14,742              15,841              11,837
 6/30/02           14,866              16,008              11,843
 7/31/02           15,025              16,214              11,856
 8/31/02           15,177              16,409              11,896
 9/30/02           15,461              16,768              11,916
10/31/02           15,204              16,490              11,935
11/30/02           15,163              16,422              11,935
12/31/02           15,438              16,768              11,909
 1/31/03           15,436              16,726              11,962
 2/28/03           15,603              16,960              12,054
 3/31/03           15,618              16,970              12,126
 4/30/03           15,734              17,082              12,100
 5/31/03           16,064              17,482              12,080
 6/30/03           15,997              17,407              12,093
 7/31/03           15,437              16,798              12,107
 8/31/03           15,565              16,924              12,153
 9/30/03           15,912              17,421              12,192
10/31/03           15,834              17,333              12,179
11/30/03           15,988              17,514              12,146
12/31/03           16,122              17,659              12,133
 1/31/04           16,214              17,760              12,192
 2/29/04           16,431              18,028              12,258

------------------------------------
AVERAGE ANNUAL TOTAL RETURN
------------------------------------
  CLASS C                   2/29/04
------------------------------------
  1-Year                      +4.33%
------------------------------------
  5-Year                      +4.92%
------------------------------------
  Since Inception (5/1/95)    +5.78%
------------------------------------


46 |  Past performance does not guarantee future results.  |  Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to no initial sales charge, but subject to 1% contingent deferred sales charge for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/04.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Maryland state and local personal income tax bracket of 40.14%, based on the federal income tax rate of 35.00%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.
7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


        Annual Report | Past performance does not guarantee future results. | 47

Franklin Missouri Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Missouri Tax-Free Income Fund seeks to provide high, current income exempt from federal and Missouri state personal income taxes through a portfolio consisting mainly of Missouri municipal bonds. 1


--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
Credit Quality Breakdown*
Franklin Missouri Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

AAA .........................  51.6%
AA ..........................  20.4%
A ...........................  18.2%
BBB .........................   9.1%
Below Investment Grade ......   0.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

--------------------------------------------------------------------------------


We are pleased to bring you Franklin Missouri Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $12.23 on February 28, 2003, to $12.44 on February 29, 2004. The Fund's Class A shares paid dividends totaling 55.21 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 51 shows that at the end of this reporting period the


1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 107.


48 |  Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Missouri Tax-Free Income Fund
3/1/03-2/29/04

-------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                -------------------------------
   MONTH                                           CLASS A            CLASS C
-------------------------------------------------------------------------------
   March                                          4.68 cents         4.14 cents
-------------------------------------------------------------------------------
   April                                          4.68 cents         4.14 cents
-------------------------------------------------------------------------------
   May                                            4.68 cents         4.14 cents
-------------------------------------------------------------------------------
   June                                           4.63 cents         4.12 cents
-------------------------------------------------------------------------------
   July                                           4.63 cents         4.12 cents
-------------------------------------------------------------------------------
   August                                         4.60 cents         3.94 cents
-------------------------------------------------------------------------------
   September                                      4.60 cents         3.94 cents
-------------------------------------------------------------------------------
   October                                        4.60 cents         3.94 cents
-------------------------------------------------------------------------------
   November                                       4.60 cents         3.94 cents
-------------------------------------------------------------------------------
   December                                       4.52 cents         3.97 cents
-------------------------------------------------------------------------------
   January                                        4.52 cents         3.97 cents
-------------------------------------------------------------------------------
   February                                       4.47 cents         3.92 cents
-------------------------------------------------------------------------------
   TOTAL                                         55.21 CENTS        48.28 CENTS
-------------------------------------------------------------------------------


Fund's Class A shares' distribution rate was 4.13%, based on an annualization of the current 4.47 cent ($0.0447) per share dividend and the maximum offering price of $12.99 on February 29, 2004. An investor in the 2004 maximum combined federal and Missouri state personal income tax bracket of 38.90% would need to earn a distribution rate of 6.76% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE

Missouri's job growth remained sluggish mainly due to manufacturing layoffs. However, unemployment improved somewhat to 5.1% in February 2004, below


                                                              Annual Report | 49

PORTFOLIO BREAKDOWN
Franklin Missouri Tax-Free Income Fund
2/29/04
--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS
--------------------------------------------------
  Hospital & Health Care                    21.7%
--------------------------------------------------
  Transportation                            17.5%
--------------------------------------------------
  Higher Education                          14.3%
--------------------------------------------------
  Utilities                                  9.2%
--------------------------------------------------
  Other Revenue                              7.7%
--------------------------------------------------
  Prerefunded                                7.6%
--------------------------------------------------
  General Obligation                         4.7%
--------------------------------------------------
  Subject to Government Appropriations       4.7%
--------------------------------------------------
  Tax-Supported                              4.6%
--------------------------------------------------
  Housing                                    4.5%
--------------------------------------------------
  Corporate-Backed                           3.5%
--------------------------------------------------


the nation's. 3 The state's personal income levels were also below the national average, with median household and per capita effective buying income at 91% and 95% of U.S. 2001 levels. 4

Missouri's general revenues decreased due to the cooling economy in fiscal years 2002 and 2003. State revenues for fiscal year 2003 dropped about 3% from the previous year. 4 Because the governor withheld about $300 million in spending throughout the year, however, Missouri achieved break-even operations for 2003. 4 The budget reserve fund, including cash and rainy day funds, was fully funded at $462 million in 2003. 4 The state's fiscal year 2004 budget, enacted June 30, 2003, called for balanced operations with no major tax increases.

Standard & Poor's, an independent credit rating agency, assigned Missouri the highest AAA rating, citing reasons such as the state's diverse economic base, very low debt burden of about $320 per capita, strong budget reserve fund, and excellent financial management that appears prepared to make deep midyear budget cuts to preserve balanced operations. 4, 5 Despite the specter of continued economic doldrums and tempered revenue collections, Missouri's outlook is stable, reflecting Standard & Poor's expectation that the state should remain well positioned given its reserves and conservative fiscal policy.


MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, "State Review: Missouri," RATINGSDIRECT, 12/19/03.
5. This does not indicate Standard & Poor's rating of the Fund.

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


50 |  Annual Report

Performance Summary as of 2/29/04

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.21            $12.44           $12.23
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5521
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.21            $12.50           $12.29
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4828


PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +6.38%         +30.73%           +76.73%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +1.88%          +4.60%            +5.40%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +1.44%          +4.46%            +5.75%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.13%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.76%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.55%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.81%
-----------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR    INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +5.75%         +27.16%           +64.26%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +4.75%          +4.92%            +5.78%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +4.40%          +4.81%            +5.68%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.75%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.14%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.15%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.16%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


        Annual Report | Past performance does not guarantee future results. | 51

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class A (3/1/94-2/29/04)
Date             Franklin Missouri   Lehman Brothers
                 Tax-Free            Municipal
                 Income Fund         Bond Index 7          CPI 7
----------------
   3/1/94         $ 9,575             $10,000             $10,000
  3/31/94           9,230               9,593              10,034
  4/30/94           9,256               9,674              10,048
  5/31/94           9,334               9,758              10,055
  6/30/94           9,297               9,698              10,089
  7/31/94           9,440               9,876              10,116
  8/31/94           9,478               9,910              10,157
  9/30/94           9,350               9,765              10,184
 10/31/94           9,195               9,592              10,191
 11/30/94           9,012               9,418              10,204
 12/31/94           9,207               9,625              10,204
  1/31/95           9,471               9,900              10,245
  2/28/95           9,717              10,188              10,286
  3/31/95           9,800              10,305              10,320
  4/30/95           9,833              10,318              10,354
  5/31/95          10,095              10,647              10,375
  6/30/95          10,038              10,554              10,395
  7/31/95          10,094              10,654              10,395
  8/31/95          10,200              10,789              10,423
  9/30/95          10,243              10,857              10,443
 10/31/95          10,371              11,015              10,477
 11/30/95          10,534              11,198              10,470
 12/31/95          10,650              11,305              10,464
  1/31/96          10,754              11,391              10,525
  2/29/96          10,713              11,314              10,559
  3/31/96          10,580              11,169              10,613
  4/30/96          10,557              11,138              10,654
  5/31/96          10,554              11,133              10,675
  6/30/96          10,664              11,255              10,682
  7/31/96          10,742              11,357              10,702
  8/31/96          10,762              11,354              10,723
  9/30/96          10,913              11,513              10,757
 10/31/96          11,022              11,643              10,791
 11/30/96          11,182              11,856              10,811
 12/31/96          11,152              11,806              10,811
  1/31/97          11,168              11,828              10,845
  2/28/97          11,256              11,937              10,879
  3/31/97          11,148              11,778              10,907
  4/30/97          11,263              11,876              10,920
  5/31/97          11,404              12,055              10,913
  6/30/97          11,514              12,184              10,927
  7/31/97          11,787              12,521              10,941
  8/31/97          11,701              12,404              10,961
  9/30/97          11,852              12,551              10,988
 10/31/97          11,918              12,632              11,016
 11/30/97          11,997              12,706              11,009
 12/31/97          12,173              12,891              10,995
  1/31/98          12,266              13,024              11,016
  2/28/98          12,318              13,028              11,036
  3/31/98          12,334              13,040              11,057
  4/30/98          12,302              12,981              11,077
  5/31/98          12,466              13,186              11,097
  6/30/98          12,507              13,238              11,111
  7/31/98          12,525              13,271              11,125
  8/31/98          12,682              13,476              11,138
  9/30/98          12,826              13,644              11,152
 10/31/98          12,800              13,644              11,179
 11/30/98          12,835              13,692              11,179
 12/31/98          12,876              13,726              11,172
  1/31/99          12,993              13,890              11,200
  2/28/99          12,950              13,829              11,213
  3/31/99          12,989              13,848              11,247
  4/30/99          13,010              13,883              11,329
  5/31/99          12,932              13,802              11,329
  6/30/99          12,734              13,604              11,329
  7/31/99          12,753              13,653              11,363
  8/31/99          12,572              13,544              11,391
  9/30/99          12,548              13,549              11,445
 10/31/99          12,338              13,403              11,466
 11/30/99          12,464              13,545              11,472
 12/31/99          12,321              13,444              11,472
  1/31/00          12,198              13,386              11,506
  2/29/00          12,351              13,541              11,575
  3/31/00          12,664              13,837              11,670
  4/30/00          12,584              13,755              11,677
  5/31/00          12,498              13,684              11,691
  6/30/00          12,838              14,046              11,752
  7/31/00          13,023              14,242              11,779
  8/31/00          13,252              14,461              11,779
  9/30/00          13,168              14,386              11,840
 10/31/00          13,308              14,543              11,861
 11/30/00          13,423              14,653              11,868
 12/31/00          13,757              15,015              11,861
  1/31/01          13,841              15,164              11,936
  2/28/01          13,896              15,212              11,984
  3/31/01          14,005              15,348              12,011
  4/30/01          13,875              15,182              12,059
  5/31/01          14,005              15,345              12,113
  6/30/01          14,109              15,448              12,134
  7/31/01          14,341              15,677              12,100
  8/31/01          14,643              15,935              12,100
  9/30/01          14,564              15,882              12,154
 10/31/01          14,762              16,071              12,113
 11/30/01          14,635              15,936              12,093
 12/31/01          14,449              15,785              12,045
  1/31/02          14,729              16,059              12,072
  2/28/02          14,887              16,252              12,120
  3/31/02          14,586              15,934              12,188
  4/30/02          14,838              16,245              12,256
  5/31/02          14,924              16,344              12,256
  6/30/02          15,069              16,516              12,263
  7/31/02          15,276              16,729              12,277
  8/31/02          15,434              16,930              12,318
  9/30/02          15,774              17,301              12,338
 10/31/02          15,492              17,014              12,359
 11/30/02          15,448              16,943              12,359
 12/31/02          15,731              17,301              12,331
  1/31/03          15,714              17,257              12,386
  2/28/03          15,915              17,498              12,481
  3/31/03          15,928              17,509              12,556
  4/30/03          16,052              17,624              12,529
  5/31/03          16,429              18,037              12,509
  6/30/03          16,358              17,960              12,522
  7/31/03          15,732              17,332              12,536
  8/31/03          15,881              17,461              12,584
  9/30/03          16,289              17,975              12,624
 10/31/03          16,208              17,884              12,611
 11/30/03          16,398              18,070              12,577
 12/31/03          16,557              18,220              12,563
  1/31/04          16,659              18,324              12,624
  2/29/04          16,922              18,600              12,693

AVERAGE ANNUAL TOTAL RETURN
------------------------------------
  CLASS A                   2/29/04
------------------------------------
  1-Year                      +1.88%
------------------------------------
  5-Year                      +4.60%
------------------------------------
  10-Year                     +5.40%
------------------------------------

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class C (5/1/95-2/29/05)
Date            Franklin Missouri   Lehman Brothers
                Tax-Free            Municipal
                Income Fund         Bond Index 7           CPI 7
----------------
   5/1/95          $10,000             $10,000             $10,000
  5/31/95           10,277              10,319              10,020
  6/30/95           10,214              10,229              10,039
  7/31/95           10,265              10,326              10,039
  8/31/95           10,368              10,457              10,066
  9/30/95           10,417              10,523              10,086
 10/31/95           10,540              10,676              10,118
 11/30/95           10,700              10,853              10,112
 12/31/95           10,812              10,957              10,105
  1/31/96           10,911              11,040              10,165
  2/29/96           10,866              10,966              10,197
  3/31/96           10,718              10,825              10,250
  4/30/96           10,698              10,795              10,290
  5/31/96           10,690              10,791              10,309
  6/30/96           10,796              10,908              10,316
  7/31/96           10,871              11,007              10,336
  8/31/96           10,887              11,004              10,355
  9/30/96           11,025              11,158              10,388
 10/31/96           11,138              11,285              10,421
 11/30/96           11,292              11,491              10,441
 12/31/96           11,237              11,443              10,441
  1/31/97           11,247              11,464              10,474
  2/28/97           11,336              11,569              10,507
  3/31/97           11,231              11,415              10,533
  4/30/97           11,341              11,511              10,546
  5/31/97           11,477              11,684              10,540
  6/30/97           11,581              11,808              10,553
  7/31/97           11,860              12,136              10,566
  8/31/97           11,769              12,022              10,586
  9/30/97           11,915              12,164              10,612
 10/31/97           11,976              12,243              10,639
 11/30/97           12,050              12,315              10,632
 12/31/97           12,220              12,494              10,619
  1/31/98           12,307              12,623              10,639
  2/28/98           12,353              12,627              10,658
  3/31/98           12,363              12,638              10,678
  4/30/98           12,326              12,581              10,698
  5/31/98           12,484              12,780              10,718
  6/30/98           12,530              12,831              10,731
  7/31/98           12,541              12,863              10,744
  8/31/98           12,693              13,062              10,757
  9/30/98           12,820              13,224              10,770
 10/31/98           12,788              13,224              10,797
 11/30/98           12,826              13,270              10,797
 12/31/98           12,851              13,304              10,790
  1/31/99           12,961              13,462              10,816
  2/28/99           12,922              13,403              10,829
  3/31/99           12,955              13,422              10,862
  4/30/99           12,959              13,455              10,941
  5/31/99           12,886              13,377              10,941
  6/30/99           12,673              13,185              10,941
  7/31/99           12,686              13,233              10,974
  8/31/99           12,511              13,127              11,001
  9/30/99           12,471              13,132              11,053
 10/31/99           12,269              12,990              11,073
 11/30/99           12,377              13,128              11,080
 12/31/99           12,230              13,030              11,080
  1/31/00           12,102              12,974              11,113
  2/29/00           12,250              13,124              11,178
  3/31/00           12,554              13,411              11,271
  4/30/00           12,470              13,332              11,277
  5/31/00           12,391              13,263              11,290
  6/30/00           12,710              13,614              11,350
  7/31/00           12,898              13,803              11,376
  8/31/00           13,107              14,016              11,376
  9/30/00           13,029              13,943              11,435
 10/31/00           13,162              14,095              11,455
 11/30/00           13,269              14,202              11,461
 12/31/00           13,593              14,553              11,455
  1/31/01           13,669              14,697              11,527
  2/28/01           13,718              14,744              11,573
  3/31/01           13,829              14,876              11,600
  4/30/01           13,684              14,715              11,646
  5/31/01           13,806              14,873              11,698
  6/30/01           13,902              14,973              11,718
  7/31/01           14,123              15,194              11,685
  8/31/01           14,412              15,445              11,685
  9/30/01           14,339              15,393              11,738
 10/31/01           14,527              15,576              11,698
 11/30/01           14,397              15,445              11,679
 12/31/01           14,208              15,299              11,633
  1/31/02           14,464              15,564              11,659
  2/28/02           14,623              15,752              11,705
  3/31/02           14,322              15,443              11,771
  4/30/02           14,561              15,745              11,837
  5/31/02           14,638              15,841              11,837
  6/30/02           14,773              16,008              11,843
  7/31/02           14,966              16,214              11,856
  8/31/02           15,116              16,409              11,896
  9/30/02           15,441              16,768              11,916
 10/31/02           15,158              16,490              11,935
 11/30/02           15,108              16,422              11,935
 12/31/02           15,376              16,768              11,909
  1/31/03           15,353              16,726              11,962
  2/28/03           15,541              16,960              12,054
  3/31/03           15,546              16,970              12,126
  4/30/03           15,661              17,082              12,100
  5/31/03           16,020              17,482              12,080
  6/30/03           15,957              17,407              12,093
  7/31/03           15,330              16,798              12,107
  8/31/03           15,468              16,924              12,153
  9/30/03           15,855              17,421              12,192
 10/31/03           15,780              17,333              12,179
 11/30/03           15,955              17,514              12,146
 12/31/03           16,088              17,659              12,133
  1/31/04           16,192              17,760              12,192
  2/29/04           16,426              18,028              12,258

AVERAGE ANNUAL TOTAL RETURN
------------------------------------
  CLASS C                   2/29/04
------------------------------------
  1-Year                      +4.75%
------------------------------------
  5-Year                      +4.92%
------------------------------------
  Since Inception (5/1/95)    +5.78%
------------------------------------


52 |  Past performance does not guarantee future results.  |  Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.
CLASS C: Subject to no initial sales charge, but subject to 1% contingent deferred sales charge for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/04.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Missouri state personal income tax bracket of 38.90%, based on the federal income tax rate of 35.00%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.
7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


        Annual Report | Past performance does not guarantee future results. | 53

Franklin North Carolina Tax-Free Income Fund


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin North Carolina Tax-Free Income Fund seeks to provide high, current income exempt from federal and North Carolina state personal income taxes through a portfolio consisting mainly of North Carolina municipal bonds. 1


--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
Credit Quality Breakdown*
Franklin North Carolina Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

AAA .........................  55.9%
AA ..........................  13.8%
A ...........................  16.7%
BBB .........................  13.6%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

--------------------------------------------------------------------------------


We are pleased to bring you Franklin North Carolina Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $12.24 on February 28, 2003, to $12.42 on February 29, 2004. The Fund's Class A shares paid dividends totaling 54.91 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 58 shows that at the end of this reporting period


1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 114.


54 |  Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin North Carolina Tax-Free Income Fund
3/1/03-2/29/04

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                --------------------------------
   MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
   March                                          4.64 cents         4.09 cents
-------------------------------------------------------------------------------
   April                                          4.64 cents         4.09 cents
-------------------------------------------------------------------------------
   May                                            4.64 cents         4.09 cents
-------------------------------------------------------------------------------
   June                                           4.64 cents         4.11 cents
-------------------------------------------------------------------------------
   July                                           4.64 cents         4.11 cents
-------------------------------------------------------------------------------
   August                                         4.53 cents         3.88 cents
-------------------------------------------------------------------------------
   September                                      4.53 cents         3.88 cents
-------------------------------------------------------------------------------
   October                                        4.53 cents         3.88 cents
-------------------------------------------------------------------------------
   November                                       4.53 cents         3.88 cents
-------------------------------------------------------------------------------
   December                                       4.53 cents         3.93 cents
-------------------------------------------------------------------------------
   January                                        4.53 cents         3.93 cents
-------------------------------------------------------------------------------
   February                                       4.53 cents         3.93 cents
-------------------------------------------------------------------------------
   TOTAL                                         54.91 CENTS        47.80 CENTS
-------------------------------------------------------------------------------


the Fund's Class A shares' distribution rate was 4.19%, based on an annualization of the current 4.53 cent ($0.0453) per share dividend and the maximum offering price of $12.97 on February 29, 2004. An investor in the 2004 maximum combined federal and North Carolina state personal income tax bracket of 40.36% would need to earn a distribution rate of 7.03% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline, as shown in the dividend distributions table.


STATE UPDATE

Like many states, North Carolina has suffered an economic slowdown as a result of the national recession. Unemployment remained relatively high through 2003



                                                              Annual Report | 55

PORTFOLIO BREAKDOWN
Franklin North Carolina Tax-Free
Income Fund
2/29/04
--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS
--------------------------------------------------
  Hospital & Health Care                    17.3%
--------------------------------------------------
  Utilities                                 16.4%
--------------------------------------------------
  Transportation                            11.5%
--------------------------------------------------
  Subject to Government Appropriations      10.9%
--------------------------------------------------
  Prerefunded                                9.7%
--------------------------------------------------
  General Obligation                         8.7%
--------------------------------------------------
  Higher Education                           7.6%
--------------------------------------------------
  Housing                                    5.5%
--------------------------------------------------
  Other Revenue                              5.5%
--------------------------------------------------
  Corporate-Backed                           5.0%
--------------------------------------------------
  Tax-Supported                              1.9%
--------------------------------------------------


and reached 6.0% in February 2004, compared with the 5.6% national average. 3 The state's labor force continued to show weakness, particularly in the manufacturing sector, which has declined for the past five years but still accounts for a significant 20% of North Carolina's employment and an even larger share of income. 4 The state has also suffered employment losses in high technology and telecommunications, areas that previously had helped propel job growth.

North Carolina has needed to tap into its available balances over the last several years to address major one-time expenditures and replace lost revenue. The state suffered a series of adverse economic and fiscal events, including costly legal judgments, hurricanes and floods, and lost revenue resulting from the national economic recession. State leaders have a history of taking swift action to balance the budget, including revenue and spending revisions. Despite several revenue enhancement measures in fiscal years 2002 and 2003, the state had a revenue shortfall in fiscal year 2003 of $243.5 million. 4 Governor Easley identified spending reduction measures to restore balance. North Carolina's fiscal year 2004-2005 budget was signed into law on June 30, 2003, and was balanced largely by continuing revenue enhancements authorized in fiscal years 2001-2003, including sales and income tax increases. The state has begun to restore reserves, with a $150 million transfer to its savings reserve account. 4

North Carolina's Aa1 rating from Moody's Investors Service, an independent credit rating agency, reflected the state's diverse, yet slowing economy, conservative debt policy and its history of effective financial management. 5 Strong executive management and budget controls have enabled the state to avoid deep deficits, although it has incurred negative general fund operations. The state's debt burden is relatively low at $533 per capita and 1.9% of personal income. 4 Debt levels will increase as $2.6 billion of authorized debt is gradually issued, but the overall debt burden is expected to remain manageable. 4 Continued stability is contingent upon the state's progress in restoring structural balance and rebuilding financial reserves.


MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.


3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, "Summary: North Carolina; Tax Secured, General Obligation," RATINGSDIRECT, 11/18/03.
5. This does not indicate Moody's rating of the Fund.


56 |  Annual Report

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 57

Performance Summary as of 2/29/04

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.18            $12.42           $12.24
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5491
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.19            $12.54           $12.35
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4780


PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +6.10%         +30.51%           +74.38%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +1.62%          +4.56%            +5.26%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +1.59%          +4.51%            +5.67%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.19%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      7.03%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.37%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield  5                 5.65%
-----------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR    INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +5.52%         +27.08%           +63.17%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return  2                         +4.52%          +4.91%            +5.70%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +4.52%          +4.85%            +5.63%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.78%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.34%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 2.97%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  4.98%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


58 |  Past performance does not guarantee future results.  |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.



[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class A (3/1/94-2/29/04)
Date            Franklin North       Lehman Brothers
                Carolina Tax-Free    Municipal Bond
                Income Fund          Index 7                CPI 7
----------------
   3/1/94          $ 9,574             $10,000             $10,000
  3/31/94            9,203               9,593              10,034
  4/30/94            9,253               9,674              10,048
  5/31/94            9,323               9,758              10,055
  6/30/94            9,253               9,698              10,089
  7/31/94            9,418               9,876              10,116
  8/31/94            9,456               9,910              10,157
  9/30/94            9,328               9,765              10,184
 10/31/94            9,149               9,592              10,191
 11/30/94            8,916               9,418              10,204
 12/31/94            9,128               9,625              10,204
  1/31/95            9,411               9,900              10,245
  2/28/95            9,675              10,188              10,286
  3/31/95            9,794              10,305              10,320
  4/30/95            9,802              10,318              10,354
  5/31/95           10,056              10,647              10,375
  6/30/95            9,984              10,554              10,395
  7/31/95           10,032              10,654              10,395
  8/31/95           10,130              10,789              10,423
  9/30/95           10,184              10,857              10,443
 10/31/95           10,339              11,015              10,477
 11/30/95           10,503              11,198              10,470
 12/31/95           10,602              11,305              10,464
  1/31/96           10,652              11,391              10,525
  2/29/96           10,575              11,314              10,559
  3/31/96           10,469              11,169              10,613
  4/30/96           10,464              11,138              10,654
  5/31/96           10,480              11,133              10,675
  6/30/96           10,589              11,255              10,682
  7/31/96           10,665              11,357              10,702
  8/31/96           10,666              11,354              10,723
  9/30/96           10,807              11,513              10,757
 10/31/96           10,914              11,643              10,791
 11/30/96           11,063              11,856              10,811
 12/31/96           11,038              11,806              10,811
  1/31/97           11,051              11,828              10,845
  2/28/97           11,146              11,937              10,879
  3/31/97           11,045              11,778              10,907
  4/30/97           11,138              11,876              10,920
  5/31/97           11,268              12,055              10,913
  6/30/97           11,386              12,184              10,927
  7/31/97           11,638              12,521              10,941
  8/31/97           11,570              12,404              10,961
  9/30/97           11,689              12,551              10,988
 10/31/97           11,773              12,632              11,016
 11/30/97           11,851              12,706              11,009
 12/31/97           12,023              12,891              10,995
  1/31/98           12,125              13,024              11,016
  2/28/98           12,126              13,028              11,036
  3/31/98           12,151              13,040              11,057
  4/30/98           12,128              12,981              11,077
  5/31/98           12,289              13,186              11,097
  6/30/98           12,338              13,238              11,111
  7/31/98           12,375              13,271              11,125
  8/31/98           12,531              13,476              11,138
  9/30/98           12,683              13,644              11,152
 10/31/98           12,676              13,644              11,179
 11/30/98           12,709              13,692              11,179
 12/31/98           12,738              13,726              11,172
  1/31/99           12,853              13,890              11,200
  2/28/99           12,799              13,829              11,213
  3/31/99           12,827              13,848              11,247
  4/30/99           12,846              13,883              11,329
  5/31/99           12,778              13,802              11,329
  6/30/99           12,579              13,604              11,329
  7/31/99           12,587              13,653              11,363
  8/31/99           12,449              13,544              11,391
  9/30/99           12,424              13,549              11,445
 10/31/99           12,238              13,403              11,466
 11/30/99           12,341              13,545              11,472
 12/31/99           12,199              13,444              11,472
  1/31/00           12,099              13,386              11,506
  2/29/00           12,241              13,541              11,575
  3/31/00           12,538              13,837              11,670
  4/30/00           12,458              13,755              11,677
  5/31/00           12,395              13,684              11,691
  6/30/00           12,709              14,046              11,752
  7/31/00           12,902              14,242              11,779
  8/31/00           13,096              14,461              11,779
  9/30/00           13,024              14,386              11,840
 10/31/00           13,175              14,543              11,861
 11/30/00           13,288              14,653              11,868
 12/31/00           13,608              15,015              11,861
  1/31/01           13,702              15,164              11,936
  2/28/01           13,758              15,212              11,984
  3/31/01           13,867              15,348              12,011
  4/30/01           13,705              15,182              12,059
  5/31/01           13,835              15,345              12,113
  6/30/01           13,951              15,448              12,134
  7/31/01           14,218              15,677              12,100
  8/31/01           14,432              15,935              12,100
  9/30/01           14,354              15,882              12,154
 10/31/01           14,540              16,071              12,113
 11/30/01           14,439              15,936              12,093
 12/31/01           14,279              15,785              12,045
  1/31/02           14,506              16,059              12,072
  2/28/02           14,686              16,252              12,120
  3/31/02           14,411              15,934              12,188
  4/30/02           14,672              16,245              12,256
  5/31/02           14,743              16,344              12,256
  6/30/02           14,871              16,516              12,263
  7/31/02           15,060              16,729              12,277
  8/31/02           15,240              16,930              12,318
  9/30/02           15,588              17,301              12,338
 10/31/02           15,332              17,014              12,359
 11/30/02           15,288              16,943              12,359
 12/31/02           15,604              17,301              12,331
  1/31/03           15,561              17,257              12,386
  2/28/03           15,746              17,498              12,481
  3/31/03           15,744              17,509              12,556
  4/30/03           15,828              17,624              12,529
  5/31/03           16,200              18,037              12,509
  6/30/03           16,156              17,960              12,522
  7/31/03           15,589              17,332              12,536
  8/31/03           15,710              17,461              12,584
  9/30/03           16,114              17,975              12,624
 10/31/03           16,046              17,884              12,611
 11/30/03           16,233              18,070              12,577
 12/31/03           16,377              18,220              12,563
  1/31/04           16,479              18,324              12,624
  2/29/04           16,696              18,600              12,693

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class C (5/1/95-2/29/04)
Date            Franklin North        Lehman Brothers
                Carolina Tax-Free     Municipal
                Income Fund           Bond Index 7          CPI 7
-----------------
   5/1/95           $10,000             $10,000             $10,000
  5/31/95            10,262              10,319              10,020
  6/30/95            10,200              10,229              10,039
  7/31/95            10,252              10,326              10,039
  8/31/95            10,348              10,457              10,066
  9/30/95            10,407              10,523              10,086
 10/31/95            10,559              10,676              10,118
 11/30/95            10,720              10,853              10,112
 12/31/95            10,824              10,957              10,105
  1/31/96            10,860              11,040              10,165
  2/29/96            10,779              10,966              10,197
  3/31/96            10,666              10,825              10,250
  4/30/96            10,656              10,795              10,290
  5/31/96            10,665              10,791              10,309
  6/30/96            10,779              10,908              10,316
  7/31/96            10,843              11,007              10,336
  8/31/96            10,839              11,004              10,355
  9/30/96            10,985              11,158              10,388
 10/31/96            11,078              11,285              10,421
 11/30/96            11,234              11,491              10,441
 12/31/96            11,202              11,443              10,441
  1/31/97            11,210              11,464              10,474
  2/28/97            11,300              11,569              10,507
  3/31/97            11,192              11,415              10,533
  4/30/97            11,282              11,511              10,546
  5/31/97            11,417              11,684              10,540
  6/30/97            11,521              11,808              10,553
  7/31/97            11,779              12,136              10,566
  8/31/97            11,696              12,022              10,586
  9/30/97            11,819              12,164              10,612
 10/31/97            11,888              12,243              10,639
 11/30/97            11,970              12,315              10,632
 12/31/97            12,127              12,494              10,619
  1/31/98            12,234              12,623              10,639
  2/28/98            12,230              12,627              10,658
  3/31/98            12,248              12,638              10,678
  4/30/98            12,220              12,581              10,698
  5/31/98            12,386              12,780              10,718
  6/30/98            12,430              12,831              10,731
  7/31/98            12,461              12,863              10,744
  8/31/98            12,610              13,062              10,757
  9/30/98            12,746              13,224              10,770
 10/31/98            12,735              13,224              10,797
 11/30/98            12,772              13,270              10,797
 12/31/98            12,795              13,304              10,790
  1/31/99            12,904              13,462              10,816
  2/28/99            12,844              13,403              10,829
  3/31/99            12,865              13,422              10,862
  4/30/99            12,878              13,455              10,941
  5/31/99            12,804              13,377              10,941
  6/30/99            12,588              13,185              10,941
  7/31/99            12,600              13,233              10,974
  8/31/99            12,448              13,127              11,001
  9/30/99            12,429              13,132              11,053
 10/31/99            12,228              12,990              11,073
 11/30/99            12,323              13,128              11,080
 12/31/99            12,177              13,030              11,080
  1/31/00            12,072              12,974              11,113
  2/29/00            12,217              13,124              11,178
  3/31/00            12,506              13,411              11,271
  4/30/00            12,423              13,332              11,277
  5/31/00            12,344              13,263              11,290
  6/30/00            12,660              13,614              11,350
  7/31/00            12,845              13,803              11,376
  8/31/00            13,030              14,016              11,376
  9/30/00            12,953              13,943              11,435
 10/31/00            13,097              14,095              11,455
 11/30/00            13,203              14,202              11,461
 12/31/00            13,513              14,553              11,455
  1/31/01            13,612              14,697              11,527
  2/28/01            13,661              14,744              11,573
  3/31/01            13,761              14,876              11,600
  4/30/01            13,582              14,715              11,646
  5/31/01            13,715              14,873              11,698
  6/30/01            13,823              14,973              11,718
  7/31/01            14,079              15,194              11,685
  8/31/01            14,283              15,445              11,685
  9/30/01            14,202              15,393              11,738
 10/31/01            14,377              15,576              11,698
 11/30/01            14,272              15,445              11,679
 12/31/01            14,107              15,299              11,633
  1/31/02            14,336              15,564              11,659
  2/28/02            14,494              15,752              11,705
  3/31/02            14,218              15,443              11,771
  4/30/02            14,467              15,745              11,837
  5/31/02            14,542              15,841              11,837
  6/30/02            14,662              16,008              11,843
  7/31/02            14,839              16,214              11,856
  8/31/02            15,010              16,409              11,896
  9/30/02            15,355              16,768              11,916
 10/31/02            15,086              16,490              11,935
 11/30/02            15,036              16,422              11,935
 12/31/02            15,339              16,768              11,909
  1/31/03            15,290              16,726              11,962
  2/28/03            15,476              16,960              12,054
  3/31/03            15,456              16,970              12,126
  4/30/03            15,544              17,082              12,100
  5/31/03            15,898              17,482              12,080
  6/30/03            15,849              17,407              12,093
  7/31/03            15,279              16,798              12,107
  8/31/03            15,401              16,924              12,153
  9/30/03            15,770              17,421              12,192
 10/31/03            15,696              17,333              12,179
 11/30/03            15,883              17,514              12,146
 12/31/03            16,015              17,659              12,133
  1/31/04            16,105              17,760              12,192
  2/29/04            16,317              18,028              12,258

        Annual Report | Past performance does not guarantee future results. | 59

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to no initial sales charge, but subject to 1% contingent deferred sales charge for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/04.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and North Carolina state personal income tax bracket of 40.36%, based on the federal income tax rate of 35.00%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.
7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


60 |  Past performance does not guarantee future results.  |  Annual Report

Franklin Virginia Tax-Free Income Fund


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Virginia Tax-Free Income Fund seeks to provide high, current income exempt from federal and Virginia state personal income taxes through a portfolio consisting mainly of Virginia municipal bonds. 1

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
Credit Quality Breakdown*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

AAA .........................  57.4%
AA ..........................  18.4%
A ...........................  15.7%
BBB .........................   6.3%
Below Investment Grade ......   2.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Virginia Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.64 on February 28, 2003, to $11.94 on February 29, 2004. The Fund's Class A shares paid dividends totaling 51.96 cents per share for the Fund's fiscal year. 2 The Performance


1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.
2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 121.


                                                              Annual Report | 61

DIVIDEND DISTRIBUTIONS*
Franklin Virginia Tax-Free Income Fund
3/1/03-2/29/04

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                --------------------------------
   MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
   March                                          4.37 cents         3.85 cents
-------------------------------------------------------------------------------
   April                                          4.37 cents         3.85 cents
-------------------------------------------------------------------------------
   May                                            4.37 cents         3.85 cents
-------------------------------------------------------------------------------
   June                                           4.35 cents         3.81 cents
-------------------------------------------------------------------------------
   July                                           4.35 cents         3.81 cents
-------------------------------------------------------------------------------
   August                                         4.35 cents         3.80 cents
-------------------------------------------------------------------------------
   September                                      4.35 cents         3.80 cents
-------------------------------------------------------------------------------
   October                                        4.35 cents         3.80 cents
-------------------------------------------------------------------------------
   November                                       4.35 cents         3.80 cents
-------------------------------------------------------------------------------
   December                                       4.25 cents         3.66 cents
-------------------------------------------------------------------------------
   January                                        4.25 cents         3.66 cents
-------------------------------------------------------------------------------
   February                                       4.25 cents         3.66 cents
-------------------------------------------------------------------------------
   TOTAL                                         51.96 CENTS        45.35 CENTS
-------------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


Summary beginning on page 65 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.09%, based on an annualization of the current 4.25 cent ($0.0425) per share dividend and the maximum offering price of $12.47 on February 29, 2004. An investor in the 2004 maximum combined federal and Virginia state personal income tax bracket of 38.74% would need to earn a distribution rate of 6.68% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline, as shown in the dividend distributions table.


62 |  Annual Report

COMMONWEALTH UPDATE

Like most states, Virginia has felt the effects of the national recession. Job growth has remained flat since 2001, with the construction, manufacturing and information/telecommunications sectors all experiencing weakness. However, continued strength in service industries, particularly education and health services, helped keep state unemployment levels relatively low at 3.4% in February 2004, substantially below the 5.6% national average. 3 Local and federal government hiring continued to expand, offsetting declines at state levels, and increased federal spending through procurement, contractors and military bases, coupled with increased homeland security spending, helped stabilize Virginia's employment base and income levels.

Virginia took aggressive actions to balance operations in the fiscal 2002-2004 biennium, relying on recurring measures, such as spending reductions and fee increases, and non-recurring measures, such as drawing down reserve funds. Virginia's primary revenue sources, individual income tax withholding and sales tax revenues, which account for approximately 84% of revenues, continued to lag revised projections. 4 To help address shortfalls, state leaders adopted a budget that included $1.2 billion of reductions and resulted in layoffs at many state agencies. 4 The state also used stabilization reserves to help cover the immediate budget gap. In fact, over the past several years, the Reserve Stabilization Fund has been drawn down significantly, declining from $940 million in fiscal year 2001 to an estimated $130 million by the end of fiscal year 2004. 5

Standard & Poor's, an independent credit rating agency, maintained its AAA credit rating on Virginia's outstanding debt. 6 However, Moody's Investors Service, a second independent credit rating agency, placed Virginia's general obligation bond rating, currently rated Aaa with a negative outlook, on a watchlist for possible downgrade. 6 This action reflected concerns prompted by fiscal pressures brought on by a weak economy and a significant revenue shortfall experienced since the recession began, especially affecting the technology and telecommunications sectors. The initial phase-out of a tax on automobiles introduced prior to the recession further exacerbated Virginia's fiscal challenges. Slow economic and fiscal recovery combined with increasing spending requirements for Medicaid and other programs will likely compete with the need to replenish reserves and restore structural balance in the near term.


PORTFOLIO BREAKDOWN
Franklin Virginia Tax-Free Income Fund
2/29/04
--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS
--------------------------------------------------
  Utilities                                 20.8%
--------------------------------------------------
  Transportation                            18.5%
--------------------------------------------------
  General Obligation                        13.5%
--------------------------------------------------
  Hospital & Health Care                     9.8%
--------------------------------------------------
  Other Revenue                              8.0%
--------------------------------------------------
  Housing                                    6.8%
--------------------------------------------------
  Higher Education                           5.7%
--------------------------------------------------
  Subject to Government Appropriations       5.0%
--------------------------------------------------
  Corporate-Backed                           4.6%
--------------------------------------------------
  Tax-Supported                              4.5%
--------------------------------------------------
  Prerefunded                                2.8%
--------------------------------------------------

3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, "Summary: Virginia, Tax Secured, General Obligation," RATINGSDIRECT, 6/4/03.
5. Source: Moody's Investors Service, "Rating Update: Virginia (Commonwealth of)," 9/4/03.
6. These do not indicate ratings of the Fund.


                                                              Annual Report | 63

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


64 |  Annual Report

Performance Summary as of 2/29/04

FRANKLIN VIRGINIA TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.30            $11.94           $11.64
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5196
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.30            $12.04           $11.74
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4535


PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +7.20%         +28.40%           +71.67%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +2.61%          +4.21%            +5.10%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +2.25%          +4.14%            +5.45%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.09%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      6.68%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.45%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.63%
-----------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR    INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              +6.54%         +25.01%           +59.88%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +5.54%          +4.57%            +5.46%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                     +5.17%          +4.48%            +5.38%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.67%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5      5.99%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 3.07%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                  5.01%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


        Annual Report | Past performance does not guarantee future results. | 65

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class A (3/1/94-2/29/04)
Date              Franklin Virginia    Lehman Brothers
                  Tax-Free             Municipal
                  Income Fund          Bond Index 7            CPI 7
------------------
     3/1/94          $ 9,579             $10,000             $10,000
    3/31/94            9,255               9,593              10,034
    4/30/94            9,289               9,674              10,048
    5/31/94            9,341               9,758              10,055
    6/30/94            9,287               9,698              10,089
    7/31/94            9,438               9,876              10,116
    8/31/94            9,484               9,910              10,157
    9/30/94            9,372               9,765              10,184
   10/31/94            9,208               9,592              10,191
   11/30/94            8,998               9,418              10,204
   12/31/94            9,221               9,625              10,204
    1/31/95            9,498               9,900              10,245
    2/28/95            9,730              10,188              10,286
    3/31/95            9,824              10,305              10,320
    4/30/95            9,842              10,318              10,354
    5/31/95           10,081              10,647              10,375
    6/30/95           10,034              10,554              10,395
    7/31/95           10,117              10,654              10,395
    8/31/95           10,216              10,789              10,423
    9/30/95           10,270              10,857              10,443
   10/31/95           10,399              11,015              10,477
   11/30/95           10,547              11,198              10,470
   12/31/95           10,646              11,305              10,464
    1/31/96           10,696              11,391              10,525
    2/29/96           10,646              11,314              10,559
    3/31/96           10,548              11,169              10,613
    4/30/96           10,551              11,138              10,654
    5/31/96           10,567              11,133              10,675
    6/30/96           10,670              11,255              10,682
    7/31/96           10,739              11,357              10,702
    8/31/96           10,741              11,354              10,723
    9/30/96           10,875              11,513              10,757
   10/31/96           10,967              11,643              10,791
   11/30/96           11,119              11,856              10,811
   12/31/96           11,090              11,806              10,811
    1/31/97           11,106              11,828              10,845
    2/28/97           11,195              11,937              10,879
    3/31/97           11,085              11,778              10,907
    4/30/97           11,173              11,876              10,920
    5/31/97           11,316              12,055              10,913
    6/30/97           11,411              12,184              10,927
    7/31/97           11,678              12,521              10,941
    8/31/97           11,581              12,404              10,961
    9/30/97           11,712              12,551              10,988
   10/31/97           11,788              12,632              11,016
   11/30/97           11,876              12,706              11,009
   12/31/97           12,036              12,891              10,995
    1/31/98           12,141              13,024              11,016
    2/28/98           12,153              13,028              11,036
    3/31/98           12,179              13,040              11,057
    4/30/98           12,125              12,981              11,077
    5/31/98           12,311              13,186              11,097
    6/30/98           12,370              13,238              11,111
    7/31/98           12,407              13,271              11,125
    8/31/98           12,566              13,476              11,138
    9/30/98           12,699              13,644              11,152
   10/31/98           12,671              13,644              11,179
   11/30/98           12,714              13,692              11,179
   12/31/98           12,741              13,726              11,172
    1/31/99           12,858              13,890              11,200
    2/28/99           12,813              13,829              11,213
    3/31/99           12,840              13,848              11,247
    4/30/99           12,859              13,883              11,329
    5/31/99           12,800              13,802              11,329
    6/30/99           12,605              13,604              11,329
    7/31/99           12,623              13,653              11,363
    8/31/99           12,449              13,544              11,391
    9/30/99           12,434              13,549              11,445
   10/31/99           12,230              13,403              11,466
   11/30/99           12,345              13,545              11,472
   12/31/99           12,220              13,444              11,472
    1/31/00           12,105              13,386              11,506
    2/29/00           12,260              13,541              11,575
    3/31/00           12,610              13,837              11,670
    4/30/00           12,527              13,755              11,677
    5/31/00           12,439              13,684              11,691
    6/30/00           12,771              14,046              11,752
    7/31/00           12,933              14,242              11,779
    8/31/00           13,141              14,461              11,779
    9/30/00           13,055              14,386              11,840
   10/31/00           13,197              14,543              11,861
   11/30/00           13,252              14,653              11,868
   12/31/00           13,532              15,015              11,861
    1/31/01           13,616              15,164              11,936
    2/28/01           13,707              15,212              11,984
    3/31/01           13,828              15,348              12,011
    4/30/01           13,684              15,182              12,059
    5/31/01           13,815              15,345              12,113
    6/30/01           13,908              15,448              12,134
    7/31/01           14,118              15,677              12,100
    8/31/01           14,311              15,935              12,100
    9/30/01           14,217              15,882              12,154
   10/31/01           14,404              16,071              12,113
   11/30/01           14,324              15,936              12,093
   12/31/01           14,132              15,785              12,045
    1/31/02           14,350              16,059              12,072
    2/28/02           14,493              16,252              12,120
    3/31/02           14,247              15,934              12,188
    4/30/02           14,462              16,245              12,256
    5/31/02           14,546              16,344              12,256
    6/30/02           14,663              16,516              12,263
    7/31/02           14,842              16,729              12,277
    8/31/02           14,974              16,930              12,318
    9/30/02           15,265              17,301              12,338
   10/31/02           14,949              17,014              12,359
   11/30/02           14,901              16,943              12,359
   12/31/02           15,222              17,301              12,331
    1/31/03           15,161              17,257              12,386
    2/28/03           15,347              17,498              12,481
    3/31/03           15,382              17,509              12,556
    4/30/03           15,532              17,624              12,529
    5/31/03           15,923              18,037              12,509
    6/30/03           15,874              17,960              12,522
    7/31/03           15,302              17,332              12,536
    8/31/03           15,438              17,461              12,584
    9/30/03           15,795              17,975              12,624
   10/31/03           15,778              17,884              12,611
   11/30/03           15,953              18,070              12,577
   12/31/03           16,096              18,220              12,563
    1/31/04           16,211              18,324              12,624
    2/29/04           16,444              18,600              12,693

AVERAGE ANNUAL TOTAL RETURN
------------------------------------
  CLASS A                   2/29/04
------------------------------------
  1-Year                      +2.61%
------------------------------------
  5-Year                      +4.21%
------------------------------------
  10-Year                     +5.10%
------------------------------------


[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Class C (5/1/95-2/29/04)
Date             Franklin Virginia   Lehman Brothers
                 Tax-Free            Municipal
                 Income Fund         Bond Index 7            CPI 7
----------------
    5/1/95          $10,000             $10,000             $10,000
   5/31/95           10,273              10,319              10,020
   6/30/95           10,228              10,229              10,039
   7/31/95           10,298              10,326              10,039
   8/31/95           10,402              10,457              10,066
   9/30/95           10,452              10,523              10,086
  10/31/95           10,578              10,676              10,118
  11/30/95           10,722              10,853              10,112
  12/31/95           10,817              10,957              10,105
   1/31/96           10,862              11,040              10,165
   2/29/96           10,806              10,966              10,197
   3/31/96           10,711              10,825              10,250
   4/30/96           10,700              10,795              10,290
   5/31/96           10,711              10,791              10,309
   6/30/96           10,809              10,908              10,316
   7/31/96           10,884              11,007              10,336
   8/31/96           10,872              11,004              10,355
   9/30/96           11,011              11,158              10,388
  10/31/96           11,097              11,285              10,421
  11/30/96           11,246              11,491              10,441
  12/31/96           11,211              11,443              10,441
   1/31/97           11,221              11,464              10,474
   2/28/97           11,305              11,569              10,507
   3/31/97           11,199              11,415              10,533
   4/30/97           11,282              11,511              10,546
   5/31/97           11,421              11,684              10,540
   6/30/97           11,500              11,808              10,553
   7/31/97           11,772              12,136              10,566
   8/31/97           11,669              12,022              10,586
   9/30/97           11,785              12,164              10,612
  10/31/97           11,865              12,243              10,639
  11/30/97           11,948              12,315              10,632
  12/31/97           12,102              12,494              10,619
   1/31/98           12,202              12,623              10,639
   2/28/98           12,208              12,627              10,658
   3/31/98           12,227              12,638              10,678
   4/30/98           12,168              12,581              10,698
   5/31/98           12,358              12,780              10,718
   6/30/98           12,411              12,831              10,731
   7/31/98           12,433              12,863              10,744
   8/31/98           12,584              13,062              10,757
   9/30/98           12,721              13,224              10,770
  10/31/98           12,687              13,224              10,797
  11/30/98           12,724              13,270              10,797
  12/31/98           12,744              13,304              10,790
   1/31/99           12,854              13,462              10,816
   2/28/99           12,792              13,403              10,829
   3/31/99           12,823              13,422              10,862
   4/30/99           12,846              13,455              10,941
   5/31/99           12,770              13,377              10,941
   6/30/99           12,571              13,185              10,941
   7/31/99           12,582              13,233              10,974
   8/31/99           12,404              13,127              11,001
   9/30/99           12,373              13,132              11,053
  10/31/99           12,177              12,990              11,073
  11/30/99           12,284              13,128              11,080
  12/31/99           12,145              13,030              11,080
   1/31/00           12,037              12,974              11,113
   2/29/00           12,173              13,124              11,178
   3/31/00           12,524              13,411              11,271
   4/30/00           12,437              13,332              11,277
   5/31/00           12,345              13,263              11,290
   6/30/00           12,666              13,614              11,350
   7/31/00           12,821              13,803              11,376
   8/31/00           13,021              14,016              11,376
   9/30/00           12,930              13,943              11,435
  10/31/00           13,064              14,095              11,455
  11/30/00           13,114              14,202              11,461
  12/31/00           13,383              14,553              11,455
   1/31/01           13,459              14,697              11,527
   2/28/01           13,544              14,744              11,573
   3/31/01           13,667              14,876              11,600
   4/30/01           13,520              14,715              11,646
   5/31/01           13,630              14,873              11,698
   6/30/01           13,727              14,973              11,718
   7/31/01           13,926              15,194              11,685
   8/31/01           14,097              15,445              11,685
   9/30/01           14,011              15,393              11,738
  10/31/01           14,188              15,576              11,698
  11/30/01           14,103              15,445              11,679
  12/31/01           13,908              15,299              11,633
   1/31/02           14,114              15,564              11,659
   2/28/02           14,259              15,752              11,705
   3/31/02           14,001              15,443              11,771
   4/30/02           14,216              15,745              11,837
   5/31/02           14,278              15,841              11,837
   6/30/02           14,387              16,008              11,843
   7/31/02           14,554              16,214              11,856
   8/31/02           14,676              16,409              11,896
   9/30/02           14,965              16,768              11,916
  10/31/02           14,652              16,490              11,935
  11/30/02           14,599              16,422              11,935
  12/31/02           14,891              16,768              11,909
   1/31/03           14,839              16,726              11,962
   2/28/03           15,014              16,960              12,054
   3/31/03           15,041              16,970              12,126
   4/30/03           15,180              17,082              12,100
   5/31/03           15,552              17,482              12,080
   6/30/03           15,497              17,407              12,093
   7/31/03           14,938              16,798              12,107
   8/31/03           15,062              16,924              12,153
   9/30/03           15,399              17,421              12,192
  10/31/03           15,375              17,333              12,179
  11/30/03           15,538              17,514              12,146
  12/31/03           15,668              17,659              12,133
   1/31/04           15,770              17,760              12,192
   2/29/04           15,988              18,028              12,258

AVERAGE ANNUAL TOTAL RETURN
------------------------------------
  CLASS C                   2/29/04
------------------------------------
  1-Year                      +5.54%
------------------------------------
  5-Year                      +4.57%
------------------------------------
  Since Inception (5/1/95)    +5.46%
------------------------------------


66 |  Past performance does not guarantee future results.  |  Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to no initial sales charge, but subject to 1% contingent deferred sales charge for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/04.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Virginia state personal income tax bracket of 38.74%, based on the federal income tax rate of 35.00%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.
7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


        Annual Report | Past performance does not guarantee future results. | 67

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $11.50       $11.22     $11.08      $10.62      $11.68
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .52          .54        .56         .58         .61

 Net realized and unrealized gains (losses) ...........       .26          .28        .14         .47       (1.06)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .78          .82        .70        1.05        (.45)
                                                        ------------------------------------------------------------

Less distributions from:

 Net investment income ................................      (.52)        (.54)      (.56)       (.59)       (.60)

 Net realized gains ...................................        --           --         --          --        (.01)
                                                        ------------------------------------------------------------

Total distributions ...................................      (.52)        (.54)      (.56)       (.59)       (.61)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $11.76       $11.50     $11.22      $11.08      $10.62
                                                        ============================================================

Total return b ........................................     6.92%        7.55%      6.49%      10.11%     (3.92)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................  $236,225     $228,746   $215,649    $210,198    $203,256

Ratios to average net assets:

 Expenses .............................................      .72%         .73%       .73%        .73%        .72%

 Net investment income ................................     4.47%        4.81%      5.05%       5.32%       5.46%

Portfolio turnover rate ...............................    12.53%       17.10%      9.94%      11.12%      20.99%


a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.


68 |  Annual Report

Franklin Tax-Free Trust

FRANKLIN ALABAMA TAX-FREE INCOME FUND (CONTINUED)

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $11.58       $11.29     $11.14      $10.68      $11.74
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .45          .49        .50         .52         .55

 Net realized and unrealized gains (losses) ...........       .26          .28        .15         .47       (1.06)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .71          .77        .65         .99        (.51)
                                                        ------------------------------------------------------------

Less distributions from:

 Net investment income ................................      (.45)        (.48)      (.50)       (.53)       (.54)

 Net realized gains ...................................        --           --         --          --        (.01)
                                                        ------------------------------------------------------------

Total distributions ...................................      (.45)        (.48)      (.50)       (.53)       (.55)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $11.84       $11.58     $11.29      $11.14      $10.68
                                                        ============================================================


Total return b ........................................     6.25%        7.01%      5.96%       9.46%     (4.46)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $30,504      $25,258    $18,462     $14,475     $14,056

Ratios to average net assets:

 Expenses .............................................     1.29%        1.26%      1.28%       1.28%       1.27%

 Net investment income ................................     3.90%        4.28%      4.50%       4.77%       4.91%

Portfolio turnover rate ...............................    12.53%       17.10%      9.94%      11.12%      20.99%


a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.


                         Annual Report | See notes to financial statements. | 69

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.7%
  Alabama Building Renovation Finance Authority Revenue, Refunding, AMBAC Insured,
    5.625%, 9/01/24 ......................................................................... $ 2,500,000     $  2,784,800
  Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A, AMBAC
    Insured, 5.25%, 8/15/24 .................................................................   1,805,000        1,929,419
  Alabama HFA, SFMR,
     Series A-2, GNMA Secured, 6.80%, 4/01/25 ...............................................     755,000          770,885
     Series D-2, GNMA Secured, 5.75%, 10/01/23 ..............................................   1,195,000        1,239,275
  Alabama State Docks Department Docks Facilities Revenue,
     MBIA Insured, 6.30%, 10/01/21 ..........................................................   4,500,000        5,052,150
     Refunding, MBIA Insured, 5.50%, 10/01/22 ...............................................   1,000,000        1,107,240
  Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23 .....   2,000,000        2,028,700
  Alabama Water Pollution Control Authority Revenue, Fund Loan, Series A, AMBAC Insured,
    5.00%, 8/15/23 ..........................................................................   4,435,000        4,680,389
  Alabaster GO, wts., AMBAC Insured, 5.00%,
     9/01/24 ................................................................................   3,470,000        3,636,282
     9/01/27 ................................................................................   1,500,000        1,563,210
  Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 9/01/14 ......................   2,215,000        2,315,096
  Athens Electric Revenue, wts., MBIA Insured, 6.00%, 6/01/25 ...............................   1,000,000        1,076,570
  Auburn GO, FSA Insured, 5.00%, 1/01/24 ....................................................   1,500,000        1,559,670
  Baldwin County Eastern Shore Health Care Authority Hospital Revenue, 5.75%, 4/01/27 .......   1,000,000          967,710
  Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue,
    Baptist Health System Inc., Refunding, MBIA Insured, 5.875%,
     11/15/19 ...............................................................................   3,500,000        3,902,220
     11/15/26 ...............................................................................   2,000,000        2,207,500
  Birmingham GO, Refunding and Capital Improvement, Series B, AMBAC Insured,
    5.00%, 12/01/32 .........................................................................   2,000,000        2,081,780
  Birmingham Southern College Private Educational Building Authority Tuition Revenue,
    Refunding, 5.35%, 12/01/19 ..............................................................   1,000,000        1,027,280
  Clarke and Mobile Counties Gas District Revenue, AMBAC Insured, 5.875%, 12/01/23 ..........   4,000,000        4,633,000
  Coffee County PBA, Building Revenue,
     MBIA Insured, 5.00%, 9/01/27 ...........................................................   2,145,000        2,243,992
     wts., FSA Insured, Pre-Refunded, 6.10%, 9/01/16 ........................................   1,000,000        1,135,470
  Courtland IDBR,
     Environmental Improvement Revenue, Champion International Corp. Project, Refunding,
      6.40%, 11/01/26 .......................................................................   2,000,000        2,087,540
     Solid Waste Disposal Revenue, Champion International Corp. Project, Series A,
      6.50%, 9/01/25 ........................................................................   5,000,000        5,200,300
  Culman and Jefferson County Gas District Gas Revenue, MBIA Insured, 5.85%, 7/01/24 ........   2,000,000        2,315,280
  Etowah County Board Education GO, Special Tax School wts., FSA Insured, 5.00%,
     9/01/24 ................................................................................   4,235,000        4,457,337
     9/01/28 ................................................................................   2,000,000        2,090,720
     9/01/33 ................................................................................   2,500,000        2,609,475
  Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
     5.45%, 9/01/14 .........................................................................   2,000,000        2,107,440
     Series A, 6.70%, 12/01/24 ..............................................................   3,500,000        3,591,105
  Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 ..............................   1,415,000        1,547,274
  Florence wts. GO, Series B, FGIC Insured, 5.00%, 9/01/23 ..................................   2,500,000        2,645,225


70 |  Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Franklin County wts., Series B, AMBAC Insured, 5.125%, 10/01/33 ........................... $ 2,000,000     $  2,105,860
  Gulf Shores GO, wts., Refunding, AMBAC Insured, 6.00%, 9/01/21 ............................   1,935,000        2,141,406
  Houston County Health Care Authority Revenue, AMBAC Insured,
     6.125%, 10/01/25 .......................................................................   1,000,000        1,161,130
     6.25%, 10/01/30 ........................................................................   3,150,000        3,681,121
  Huntsville Capital Improvement GO, Series A, AMBAC Insured, 5.00%, 2/01/23 ................   1,000,000        1,055,120
  Huntsville Capital Improvement wts., GO, Series C, AMBAC Insured, 4.625%, 11/01/22 ........   2,000,000        2,060,420
  Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
     5.40%, 6/01/22 .........................................................................   4,000,000        4,413,080
     5.50%, 6/01/27 .........................................................................   3,820,000        4,201,465
  Huntsville PBA, Lease Revenue, Municipal Justice and Public Safety Center,
    MBIA Insured, 5.00%,
     10/01/25 ...............................................................................   5,000,000        5,248,200
     10/01/29 ...............................................................................   4,000,000        4,182,600
  Jacksonville State University Revenue, Tuition and Fee, MBIA Insured, 5.00%, 12/01/22 .....   3,000,000        3,174,180
  Jasper County Waterworks and Sewer Board Water and Sewer Revenue, AMBAC Insured,
    Pre-Refunded, 6.15%, 6/01/14 ............................................................   1,000,000        1,032,730
  Jefferson County Sewer Revenue,
     Capital Improvement, wts., Series A, FGIC Insured, Pre-Refunded, 5.00%, 2/01/33 ........   2,615,000        2,961,827
     Capital Improvement, wts., Series A, FGIC Insured, Pre-Refunded, 5.00%, 2/01/33 ........   2,385,000        2,713,248
     Capital Improvement, wts., Series A, FGIC Insured, Pre-Refunded, 5.375%, 2/01/36 .......   6,000,000        6,914,760
     Series D, FGIC Insured, Pre-Refunded, 5.00%, 2/01/32 ...................................   4,000,000        4,609,960
     wts., ETM, 7.50%, 9/01/13 ..............................................................     200,000          231,864
     wts., Series D, FGIC Insured, Pre-Refunded, 5.75%, 2/01/27 .............................   6,000,000        6,770,040
  Lauderdale County and Florence Health Care Authority Revenue, Coffee Health Group,
    Series A, MBIA Insured,
     5.625%, 7/01/21 ........................................................................   3,000,000        3,332,730
     5.375%, 7/01/29 ........................................................................   3,095,000        3,290,078
     Pre-Refunded, 5.375%, 7/01/29 ..........................................................   1,905,000        2,222,316
  Madison GO, wts.,
     AMBAC Insured, 5.35%, 2/01/26 ..........................................................   2,410,000        2,580,773
     MBIA Insured, 6.00%, 4/01/23 ...........................................................   2,000,000        2,138,580
  Marshall County Health Care Authority Hospital Revenue, Series A, 5.75%, 1/01/32 ..........   2,170,000        2,253,458
  Mobile County Board School Commissioners GO, Capital Outlay wts., Series B,
    AMBAC Insured,
     5.10%, 3/01/22 .........................................................................   2,265,000        2,393,063
     5.125%, 3/01/31 ........................................................................   8,230,000        8,575,825
  Mobile Housing Assistance Corp. MFHR, Refunding, Series  A, FSA Insured, 7.625%, 2/01/21 ..   1,260,000        1,265,040
  Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital
    and Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 ....................................   6,000,000        6,571,080
  Morgan County Decatur Health Care Authority Hospital Revenue, Decatur General Hospital,
    Refunding, Connie Lee Insured, 6.375%, 3/01/24 ..........................................   5,750,000        5,892,600
  Moulton Water Works Board Water Revenue, MBIA Insured, 5.375%, 1/01/32 ....................   1,935,000        2,063,407
  Muscle Shoals GO,
     Refunding, wts., MBIA Insured, 5.80%, 8/01/16 ..........................................   1,725,000        1,894,619
     Refunding, wts., MBIA Insured, 5.90%, 8/01/25 ..........................................   7,000,000        7,687,330
     wts., MBIA Insured, 5.50%, 8/01/30 .....................................................   2,150,000        2,387,338
  Oneonta Utilities Board Utility Revenue, FSA Insured, 6.90%, 11/01/24 .....................     230,000          243,165
  Oxford GO, School wts., AMBAC Insured, 6.00%, 5/01/30 .....................................   4,275,000        4,970,542


                                                              Annual Report | 71

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Commonwealth GO, Public Improvement,
     Refunding, FSA Insured, 5.25%, 7/01/27 ................................................. $ 2,500,000     $  2,685,150
     Refunding, FSA Insured, 5.125%, 7/01/30 ................................................   3,000,000        3,183,030
     Series A, 5.125%, 7/01/31 ..............................................................   5,000,000        5,202,400
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Refunding,
    Series H, 5.00%, 7/01/28 ................................................................   3,000,000        3,115,380
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series G, 5.00%, 7/01/33 ................................................................   1,500,000        1,553,055
  Puerto Rico Commonwealth Urban Renewal and Housing Corp. Revenue, Commonwealth
    Appropriation, Refunding, 7.875%, 10/01/04 ..............................................      25,000           25,134
  Puerto Rico Electric Power Authority Revenue, Series II, FSA Insured, 5.125%, 7/01/26 .....   5,000,000        5,373,600
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.25%, 7/01/27 ..................   3,065,000        3,249,207
  Russellville GO, wts., Refunding, MBIA Insured, 5.75%, 12/01/26 ...........................   2,500,000        2,751,650
  Sheffield GO, wts., 5.125%, 5/01/33 .......................................................   2,610,000        2,745,224
  St. Clair County Board of Education, School Tax Anticipation wts., Series C,
    FSA Insured, 5.85%, 2/01/29 .............................................................   4,815,000        5,476,388
  Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/25 .........................................   1,700,000        1,879,061
  Tallahassee GO, Water, Gas and Sewer Waste, AMBAC Insured, 5.25%, 5/01/31 .................   1,135,000        1,206,880
  Troy State University Student Fee Revenue, MBIA Insured, 5.00%, 11/01/21 ..................   2,215,000        2,365,642
  University of Montavello Revenue, FSA Insured, 5.30%, 5/01/22 .............................   1,940,000        2,108,935
  University of North Alabama Revenue, General Fee, Series A, FSA Insured, 5.375%, 11/01/17 .   4,395,000        4,876,912
  University of Northern Alabama Revenue, Student Housing, FGIC Insured, 5.00%, 11/01/29 ....   2,995,000        3,132,620
  Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital,
    Series A, 5.65%, 11/01/22 ...............................................................   3,465,000        3,259,318
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/13 ...............................................................................   1,700,000        1,839,111
     10/01/22 ...............................................................................   2,300,000        2,390,597
  Warrior River Water Authority Water Revenue, FSA Insured,
     5.40%, 8/01/29 .........................................................................   4,250,000        4,531,605
     5.50%, 8/01/34 .........................................................................   4,735,000        5,184,494
                                                                                                              --------------
  TOTAL LONG TERM INVESTMENTS (COST $242,061,068) ...........................................                  263,150,682
                                                                                                              --------------
  SHORT TERM INVESTMENTS
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, .89%, 12/01/15 .....................................................     100,000          100,000
                                                                                                              --------------
  TOTAL SHORT TERM INVESTMENTS (COST $100,000) ..............................................                      100,000
                                                                                                              --------------
  TOTAL INVESTMENTS (COST $242,161,068) 98.7% ...............................................                  263,250,682
  OTHER ASSETS, LESS LIABILITIES 1.3% .......................................................                    3,478,980
                                                                                                              --------------
  NET ASSETS 100.0% .........................................................................                 $266,729,662
                                                                                                              --------------


See Glossary of Terms on page 125.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


72 |  See notes to financial statements.  |  Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $11.97       $11.71     $11.54      $10.89      $11.91
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .56          .57        .59         .61         .61

 Net realized and unrealized gains (losses) ...........       .20          .26        .18         .64       (1.02)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .76          .83        .77        1.25        (.41)
                                                        ------------------------------------------------------------

Less distributions from:

 Net investment income ................................      (.56)        (.57)      (.60)       (.60)       (.61)

 Net realized gains ...................................        --           --         --          --          -- d
                                                        ------------------------------------------------------------

Total distributions ...................................      (.56)        (.57)      (.60)       (.60)       (.61)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $12.17       $11.97     $11.71      $11.54      $10.89
                                                        ============================================================

Total return b ........................................     6.47%        7.32%      6.83%      11.77%      3.54)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................$1,594,007   $1,624,544 $1,609,946  $1,538,593  $1,509,624

Ratios to average net assets:

 Expenses .............................................      .62%         .61%       .62%        .62%        .62%

 Net investment income ................................     4.65%        4.87%      5.05%       5.41%       5.37%

Portfolio turnover rate ...............................     6.89%       16.84%     13.91%      12.05%      26.39%


a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The Fund made a capital gain distribution of $.0009.


                                                              Annual Report | 73

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONTINUED)

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS B                                                    2004 c       2003       2002        2001        2000 c, d
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $12.04       $11.77     $11.58      $10.90      $10.83
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .50          .51        .52         .55         .05

 Net realized and unrealized gains (losses) ...........       .20          .27        .20         .67         .07
                                                        ------------------------------------------------------------

Total from investment operations ......................       .70          .78        .72        1.22         .12
                                                        ------------------------------------------------------------

Less distributions from:

 Net investment income ................................      (.49)        (.51)      (.53)       (.54)       (.05)
                                                        ------------------------------------------------------------

Total distributions ...................................      (.49)        (.51)      (.53)       (.54)       (.05)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $12.25       $12.04     $11.77      $11.58      $10.90
                                                        ============================================================

Total return b ........................................     5.94%        6.78%      6.38%      11.42%       1.07%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $76,208      $55,167    $30,875      $7,412        $304

Ratios to average net assets:

 Expenses .............................................     1.17%        1.16%      1.17%       1.17%       1.17% e

 Net investment income ................................     4.10%        4.32%      4.50%       4.81%       5.32% e

Portfolio turnover rate ...............................     6.89%       16.84%     13.91%      12.05%      26.39%


a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d For the period February 1, 2000 (effective date) to February 29, 2000.
e Annualized.


74 |  Annual Report

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONTINUED)

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $12.09       $11.83     $11.65      $10.98      $12.01
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .50          .51        .53         .55         .55

 Net realized and unrealized gains (losses) ...........       .20          .26        .18         .66       (1.04)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .70          .77        .71        1.21        (.49)
                                                        ------------------------------------------------------------

Less distributions from:

 Net investment income ................................      (.49)        (.51)      (.53)       (.54)       (.54)

 Net realized gains ...................................        --           --         --          --          -- d
                                                        ------------------------------------------------------------

Total distributions ...................................      (.49)        (.51)      (.53)       (.54)       (.54)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $12.30       $12.09     $11.83      $11.65      $10.98
                                                        ============================================================

Total return b ........................................     5.90%        6.66%      6.26%      11.26%     (4.14)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................  $124,727     $113,644    $90,895     $74,194     $72,135

Ratios to average net assets:

 Expenses .............................................     1.17%        1.16%      1.17%       1.17%       1.17%

 Net investment income ................................     4.10%        4.32%      4.51%       4.86%       4.83%

Portfolio turnover rate ...............................     6.89%       16.84%     13.91%      12.05%      26.39%


a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The Fund made a capital gain distribution of $.0009.


Annual Report | See notes to financial statements. | 75

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.5%
  BONDS 92.4%
  Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital,
    Series A, MBIA Insured, 5.80%, 12/01/26 ................................................ $ 10,000,000   $   10,988,800
  Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 ...........................    2,000,000        2,128,700
  Bay County Hospital System Revenue, Bay Medical Center Project, Pre-Refunded,
    8.00%, 10/01/12 ........................................................................    8,865,000        9,256,567
  Brevard County Health Facilities Authority Health Care Facilities Revenue,
    Health First Inc. Project, 5.00%, 4/01/26 ..............................................    5,000,000        5,226,150
  Brevard County Housing Finance Authority SFMR, Multi-County Program, GNMA Secured,
    6.40%, 9/01/30 .........................................................................    1,150,000        1,212,180
  Brevard County School Board COP, Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ......    4,415,000        5,154,601
  Brevard County School Board COP, AMBAC Insured, 5.00%, 7/01/26 ...........................   10,000,000       10,477,900
  Broward County Educational Facilities Authority Revenue, Nova Southeastern
    University Project, Refunding, Connie Lee Insured, 6.125%, 4/01/17 .....................    2,250,000        2,303,505
  Broward County Health Facilities Authority Revenue, Catholic Health Services,
    Refunding, 5.50%, 8/15/20 ..............................................................    9,360,000        9,884,347
  Broward County HFA,
     MFHR, Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 .................    3,000,000        3,014,640
     MFHR, Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ........................    1,990,000        2,046,775
     MFHR, Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 .........................    5,775,000        5,942,706
     MFHR, Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 .........................    1,000,000        1,009,880
     MFHR, Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ..........................    2,000,000        2,018,620
     Series D, 6.90%, 6/01/09 ..............................................................       60,000           60,224
     Series D, 7.375%, 6/01/21 .............................................................      255,000          255,719
  Broward County Professional Sports Facilities Tax Revenue, Civic Arena Project,
    Series A, MBIA Insured,
     5.75%, 9/01/21 ........................................................................    5,000,000        5,537,850
     5.625%, 9/01/28 .......................................................................   10,000,000       10,847,700
  Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 ...................   21,500,000       22,527,485
  Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ..................    3,500,000        3,564,750
  Celebration CDD, Special Assessment,
     MBIA Insured, 6.00%, 5/01/10 ..........................................................    3,005,000        3,058,068
     MBIA Insured, 6.10%, 5/01/16 ..........................................................    2,185,000        2,223,937
     Series A, MBIA Insured, 5.50%, 5/01/18 ................................................    1,470,000        1,640,608
  Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.25%,
    8/15/23 ................................................................................   10,245,000       10,659,513
  Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A,
    FHA Insured, 6.50%, 10/01/25 ...........................................................    2,600,000        2,625,064
  Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%, 12/01/30 ...............    5,000,000        5,302,000
  Crossing At Fleming Island CDD, Florida Special Assessment Revenue, Refunding,
    Series B, MBIA Insured, 5.80%, 5/01/16 .................................................    5,980,000        7,050,061
  Dade County Aviation Revenue, Miami International Airport,
     Series B, FSA Insured, 5.125%, 10/01/22 ...............................................    4,750,000        4,938,100
     Series C, FSA Insured, 5.125%, 10/01/27 ...............................................    9,550,000        9,924,933
  Dade County Special Obligation, Courthouse Center Project, Pre-Refunded,
    6.10%, 4/01/20 .........................................................................    5,000,000        5,369,850


76 |  Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Dade County Water and Sewer System Revenue, FGIC Insured,
     5.75%, 10/01/22 ....................................................................... $  5,000,000   $    5,423,600
     5.50%, 10/01/25 .......................................................................   11,500,000       12,344,790
     5.25%, 10/01/26 .......................................................................   13,000,000       13,578,240
  Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%,
    11/15/32 ...............................................................................    3,250,000        3,415,522
  Deltona Utilities System Revenue, MBIA Insured, 5.00%, 10/01/33 ..........................    9,000,000        9,453,960
  Dovera CDD, Special Assessment Revenue, 7.875%, 5/01/12 ..................................      615,000          617,251
  Duval County HFA,
     MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.60%, 7/01/17 ............    1,000,000        1,052,510
     MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.70%, 7/01/27 ............    2,000,000        2,078,340
     SFMR, Series 1988, GNMA Secured, 8.625%, 12/01/19 .....................................       10,000           10,098
  Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%, 5/01/26 ....................    3,000,000        3,306,000
  Escambia County Capital Improvement Revenue, MBIA Insured, 5.00%, 10/01/27 ...............    3,000,000        3,149,220
  Escambia County Health Facilities Authority Health Facility Revenue,
     Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 ..................................    8,750,000        8,829,800
     Florida Health Care Facility Loan VHA Project, AMBAC Insured, 5.95%, 7/01/20 ..........   10,000,000       10,749,000
  Escambia County Health Facilities Authority Revenue, Ascension Health Credit,
    Refunding, Series A-2, AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 ....................   25,000,000       29,551,250
  Escambia County HFA, SFMR,
     Multi County Program, Series A, MBIA Insured, 6.40%, 10/01/30 .........................    3,895,000        4,141,787
     Multi-County Program, Series C, GNMA Secured, 5.80%, 10/01/19 .........................      245,000          245,909
  First Florida Governmental Financing Commission Revenue, AMBAC Insured,
    Pre-Refunded, 5.75%, 7/01/16 ...........................................................    3,700,000        4,118,507
  Florida HFA,
     General Mortgage, Refunding, Series A, 6.40%, 6/01/24 .................................    1,410,000        1,427,625
     Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 ...........................    3,740,000        3,947,233
     MFH, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 .............................    3,330,000        3,342,021
     Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ..........................    5,000,000        5,192,300
     Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ........................    2,000,000        2,081,120
     Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 ........................    1,300,000        1,376,167
     SFMR, Series A, 8.60%, 7/01/16 ........................................................       45,000           45,533
  Florida HFC Revenue,
     Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 ...................    4,965,000        5,247,459
     Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 .............................    3,130,000        3,333,544
     Housing Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ............    1,245,000        1,321,381
     Housing-Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 ...................    3,000,000        3,263,220
  Florida Housing Finance Corp. Revenue, Deer Meadows Apartments, Series R,
    FNMA Insured, 6.00%, 5/01/32 ...........................................................    3,505,000        3,748,422
  Florida Intergovernmental Finance Commission Capital Revenue, Series C-1,
    AMBAC Insured, 5.00%, 2/01/21 ..........................................................    1,355,000        1,431,869
  Florida Municipal Loan Council Revenue, Series B,
     MBIA Insured, 5.00%, 12/01/28 .........................................................    3,770,000        3,974,975
     MBIA Insured, 5.75%, 11/01/29 .........................................................    1,500,000        1,708,245
  Florida Ports Financing Commission Revenue, State Transportation Trust Fund-Intermodal
    Program, FGIC Insured, 5.50%, 10/01/23 .................................................    7,000,000        7,705,180


                                                              Annual Report | 77

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Florida State Board of Education Capital Outlay GO, Public Education,
     Refunding, Series D, 5.75%, 6/01/22 ................................................... $ 25,900,000   $   29,949,724
     Refunding, Series D, 6.00%, 6/01/23 ...................................................   15,000,000       18,538,500
     Refunding, Series G, FGIC Insured, 5.00%, 6/01/31 .....................................    5,000,000        5,248,750
     Series B, Pre-Refunded, 5.875%, 6/01/24 ...............................................    5,000,000        5,351,300
     Series C, FGIC Insured, 5.75%, 6/01/29 ................................................    5,000,000        5,732,750
     Series F, FGIC Insured, 5.50%, 6/01/26 ................................................   10,000,000       10,708,600
  Florida State Board of Education GO,
     Series C, MBIA Insured, 5.00%, 6/01/27 ................................................    5,000,000        5,287,800
     Series F, MBIA Insured, 5.00%, 6/01/28 ................................................   20,000,000       21,135,600
  Florida State Board of Education Lottery Revenue, Series A, FGIC Insured, 5.00%, 7/01/20 .    7,000,000        7,557,130
  Florida State Board Regent Housing Revenue,
     University of Central Florida, AMBAC Insured, 5.75%, 10/01/29 .........................    8,650,000        9,836,088
     University of Florida, FGIC Insured, 5.75%, 7/01/25 ...................................    3,400,000        3,891,300
     University of Florida, FGIC Insured, 5.25%, 7/01/30 ...................................    2,060,000        2,184,424
  Florida State Correctional Privatization Commission COP, Correctional Facility
    Bay Project, MBIA Insured, Pre-Refunded, 6.00%, 8/01/15 ................................    6,000,000        6,244,800
  Florida State Department Environmental Protection Preservation Revenue,
    Florida Forever, Series A, MBIA Insured, 5.00%, 7/01/21 ................................    4,000,000        4,276,480
  Florida State Department of Corrections COP, Okeechobee Correctional Facility,
    AMBAC Insured, 6.25%, 3/01/15 ..........................................................    2,960,000        3,161,191
  Florida State Department of General Services Division Facilities Management Revenue,
    Florida Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 .........................   10,000,000       11,021,700
  Florida State Department of Transportation GO, Right of Way, Series A, 4.75%, 7/01/24 ....    8,000,000        8,256,800
  Florida State Mid-Bay Bridge Authority Revenue,
     Exchangeable, 6.05%, 10/01/22 .........................................................    7,000,000        7,320,390
     Exchangeable, Series A, 5.95%, 10/01/13 ...............................................   12,590,000       13,806,194
     Exchangeable, Series D, 6.10%, 10/01/22 ...............................................   17,240,000       18,143,204
     Series A, ETM, 6.875%, 10/01/22 .......................................................    6,000,000        7,950,300
  Florida State Municipal Power Agency Revenue, Stanton II Project, Refunding,
    AMBAC Insured, 5.00%, 10/01/26 .........................................................    5,000,000        5,256,000
  Florida State Turnpike Authority Turnpike Revenue, Department of Transportation,
     Series A, FGIC Insured, Pre-Refunded, 5.50%, 7/01/21 ..................................    5,000,000        5,346,700
     Series B, 5.00%, 7/01/30 ..............................................................    3,455,000        3,594,409
  Fort Pierce Utilities Authority Revenue, AMBAC Insured, 5.00%, 10/01/27 ..................    7,000,000        7,331,170
  Gainesville Utilities Systems Revenue, Series A, 5.20%, 10/01/26 .........................    7,590,000        7,959,253
  Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%,
    5/01/14 ................................................................................    4,185,000        4,288,244
  Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding,
    GNMA Secured, 5.30%, 12/20/18 ..........................................................    1,240,000        1,319,447
  Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
     5.25%, 11/15/20 .......................................................................   10,000,000       10,283,300
     Series A, 6.00%, 11/15/31 .............................................................   16,000,000       17,162,560
  Hillsborough County Assessment Revenue, Capacity Assesment Special, FSA Insured,
    5.125%, 3/01/20 ........................................................................    1,000,000        1,080,450
  Hillsborough County Aviation Authority Revenue, Tampa International Airport,
    Series B, FGIC Insured, 5.875%, 10/01/23 ...............................................    5,000,000        5,560,500


78 |  Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 5.875%,
    4/01/30 ................................................................................ $  2,900,000   $    3,022,206
  Hillsborough County IDA,
     PCR, Tampa Electric Co. Project, Refunding, 5.50%, 10/01/23 ...........................   16,000,000       16,228,480
     Colonial Penn Insurance Project, 7.35%, 8/01/13 .......................................    5,300,000        5,423,967
     Refunding, Series B, 5.40%, 10/01/28 ..................................................    7,000,000        7,226,870
  Hillsborough County School Board COP,
     Master Lease Program, Series A, MBIA Insured, 5.375%, 7/01/21 .........................    5,000,000        5,479,600
     Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22 ..........................    5,000,000        5,414,400
     MBIA Insured, 5.375%, 7/01/26 .........................................................    8,000,000        8,562,240
     MBIA Insured, 5.00%, 7/01/29 ..........................................................   10,000,000       10,493,400
     Series B, MBIA Insured, 5.125%, 7/01/26 ...............................................    5,000,000        5,285,900
  Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15 ...    1,000,000        1,113,110
  Jacksonville Capital Improvement Revenue Certificates, Gator Bowl Project,
    AMBAC Insured, 5.875%, 10/01/25 ........................................................    5,000,000        5,360,800
  Jacksonville Capital Improvement Revenue,
     Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25 ...................................    4,460,000        4,698,209
     Series A, AMBAC Insured, 5.00%, 10/01/30 ..............................................   10,000,000       10,475,500
  Jacksonville Electric Authority Revenue, Water and Sewer,
     Series A, 6.125%, 10/01/39 ............................................................   20,330,000       21,504,057
     Series B, FGIC Insured, 5.40%, 10/01/20 ...............................................    3,000,000        3,264,450
  Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
    5.00%, 10/01/32 ........................................................................   17,250,000       18,045,052
  Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 ...........................    5,000,000        5,263,800
  Jacksonville Transportation Revenue, MBIA Insured,
     5.25%, 10/01/29 .......................................................................   17,955,000       19,083,292
     5.00%, 10/01/31 .......................................................................   25,000,000       26,055,000
  Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 .............    5,000,000        5,068,500
  Lakeland Hospital System Revenue, Lakeland Regional Health System,
     5.75%, 11/15/27 .......................................................................    6,925,000        7,303,451
     5.50%, 11/15/32 .......................................................................   12,070,000       12,425,582
     Series A, MBIA Insured, 5.50%, 11/15/26 ...............................................   10,000,000       10,927,800
  Lakeland Utilities Tax Revenue, Series A, FGIC Insured, Pre-Refunded, 6.00%, 10/01/17 ....    4,500,000        4,721,445
  Lee County Airport Revenue, Series A, FSA Insured, 6.00%, 10/01/32 .......................   11,405,000       12,906,240
  Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System,
    Series A, MBIA Insured, 5.875%, 4/01/24 ................................................   18,000,000       19,782,540
  Lee County IDA Health Care Facilities Revenue, Shell Point Village Project,
    Refunding, Series A, 5.50%, 11/15/29 ...................................................    4,000,000        3,929,440
  Lee County IDA, Health Care Facilities Revenue, Shell Point Village Project,
    Series A, 5.50%, 11/15/21 ..............................................................    7,500,000        7,532,025
  Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%, 10/01/27 ..............    5,000,000        5,403,000
  Lessburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%, 7/01/32 ......    4,150,000        4,247,027
  Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 .............    5,575,000        6,307,611
  Marion County Utility System Revenue,
     FGIC Insured, 5.00%, 12/01/31 .........................................................    5,000,000        5,237,700
     MBIA Insured, 5.00%, 12/01/28 .........................................................    5,000,000        5,271,850
  Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured,
    Pre-Refunded, 6.00%, 10/01/24 ..........................................................      735,000          771,169


                                                              Annual Report | 79

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Melbourne Water and Sewer Revenue, FGIC Insured, 5.25%, 10/01/30 ......................... $  6,000,000   $    6,373,080
  Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 ........    1,380,000        1,398,092
  Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 .......................    7,000,000        7,316,050
  Miami Dade County Aviation Revenue,
     Miami International Airport, FGIC Insured, 5.375%, 10/01/27 ...........................    5,000,000        5,326,600
     Miami International Airport, FGIC Insured, 5.375%, 10/01/32 ...........................    5,000,000        5,308,300
  Miami-Dade County Educational Facilities Authority Revenue,
     Series A, AMBAC Insured, 5.75%, 4/01/29 ...............................................   10,000,000       11,420,900
     University of Miami, Series A, AMBAC Insured, 5.00%, 4/01/29 ..........................    2,500,000        2,637,625
     University of Miami, Series A, AMBAC Insured, 5.00%, 4/01/31 ..........................    8,035,000        8,463,908
  Miami-Dade County HFA,
     MFHR, Cedar Grove Apartments, FSA Insured, 5.50%, 8/01/27 .............................    2,015,000        2,089,293
     MFMR, Villa Esperanza Apartments Project, 5.25%, 10/01/19 .............................      430,000          436,910
     MFMR, Villa Esperanza Apartments Project, 5.40%, 10/01/33 .............................    1,500,000        1,519,800
  Miami-Dade County IDAR, Airis Miami ll LLC Project, AMBAC Insured, 6.00%, 10/15/25 .......    4,500,000        5,113,350
  Miami-Dade County School Board COP, Series A, MBIA Insured, Pre-Refunded, 5.00%,
    5/01/31 ................................................................................    5,000,000        5,788,900
  Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded, 6.75%,
    10/01/25 ...............................................................................    6,500,000        6,783,270
  North Broward Hospital District Revenue,
     Improvement, 6.00%, 1/15/31 ...........................................................   25,530,000       27,206,044
     Refunding and Improvement, MBIA Insured, 5.375%, 1/15/24 ..............................   10,000,000       10,532,800
     Refunding and Improvement, MBIA Insured, 5.75%, 1/15/27 ...............................   19,370,000       20,971,899
  North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation
    Group, 6.00%,
     8/15/16 ...............................................................................    2,000,000        2,117,140
     8/15/24 ...............................................................................    1,750,000        1,831,585
  Orange County Health Facilities Authority Revenue,
     Adventist Health System, 6.375%, 11/15/20 .............................................    3,000,000        3,304,050
     Adventist Health System, 6.25%, 11/15/24 ..............................................    5,500,000        6,102,580
     Adventist Health System, 6.50%, 11/15/30 ..............................................   10,750,000       11,850,800
     Hospital Adventist Health System, 5.625%, 11/15/32 ....................................   15,000,000       15,903,900
     Hospital Orlando Regional Healthcare, 6.00%, 12/01/29 .................................    6,000,000        6,482,040
     MBIA Insured, 6.00%, 11/01/24 .........................................................      285,000          289,101
     Regional Healthcare System, Series E, 6.00%, 10/01/26 .................................   12,000,000       12,626,520
  Orange County HFA, Homeowner Revenue, Series C-1, GNMA Secured, 5.70%, 9/01/26 ...........    1,735,000        1,799,698
  Orange County Public Services Tax Revenue, FGIC Insured, Pre-Refunded, 6.00%, 10/01/24 ...    5,050,000        5,536,921
  Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 ...................   12,000,000       12,544,080
  Orange County Tourist Development Tax Revenue,
     AMBAC Insured, 5.50%, 10/01/31 ........................................................   10,500,000       11,639,565
     AMBAC Insured, 5.50%, 10/01/32 ........................................................   20,000,000       21,793,400
     Refunding, MBIA Insured, 5.125%, 10/01/20 .............................................   10,000,000       10,630,100
     Subordinate, AMBAC Insured, 5.125%, 10/01/25 ..........................................    5,500,000        5,810,530
     Subordinate, AMBAC Insured, 5.125%, 10/01/30 ..........................................   10,000,000       10,522,800


80 |  Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Orlando and Orange County Expressway Authority Expressway Revenue,
     junior lien, FGIC Insured, 5.00%, 7/01/28 ............................................. $  8,000,000   $    8,281,840
     senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ......................................      265,000          311,311
     Series B, AMBAC Insured, 5.00%, 7/01/35 ...............................................    4,000,000        4,206,760
  Osceola County IDAR, Community Provider Pooled Loan Program,
     Series A, FSA Insured, 7.75%, 7/01/10 .................................................    2,704,000        2,714,600
     Series C, FSA Insured, 7.60%, 7/01/10 .................................................      645,000          647,483
  Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ............................   10,000,000       10,419,400
  Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 ............   10,000,000       10,460,900
  Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, Pre-Refunded,
    6.00%, 6/01/15 .........................................................................    5,000,000        5,161,800
  Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project,
    Series A, 5.90%, 6/01/38 ...............................................................    1,000,000        1,032,520
  Palm Beach County HFAR, Acts Retirement-Life Communities, 5.125%, 11/15/29 ...............    3,650,000        3,545,647
  Palm Beach County IDR,
     Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, Pre-Refunded,
     6.55%, 12/01/16 .......................................................................    1,755,000        2,031,237
     Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, Pre-Refunded,
      6.625%, 12/01/26 .....................................................................    4,000,000        4,637,680
     South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 .............................    5,000,000        5,479,900
  Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
    Pre-Refunded, 5.125%, 11/01/30 .........................................................   10,000,000       11,675,300
  Palm Beach County School Board COP,
     Refunding, Series D, FSA Insured, 5.00%, 8/01/28 ......................................    3,000,000        3,138,180
     Series A, AMBAC Insured, 5.125%, 8/01/24 ..............................................   15,000,000       15,974,100
     Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ..................................    5,000,000        6,089,850
     Series C, FSA Insured, 5.00%, 8/01/27 .................................................   10,000,000       10,453,400
  Panama City Beach Utility Revenue, Refunding,
     AMBAC Insured, 5.00%, 6/01/27 .........................................................    4,450,000        4,685,272
     AMBAC Insured, 5.00%, 6/01/32 .........................................................    2,795,000        2,931,899
  Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27 .......................    5,615,000        6,205,586
  Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
    5.00%, 11/15/30 ........................................................................   11,500,000       11,961,035
  Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 .......    2,350,000        2,742,239
  Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%,
    12/01/30 ...............................................................................   15,000,000       15,127,950
  Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 ......................    4,000,000        4,181,480
  Port Everglades Authority Port Improvement Revenue, Series 1986, ETM, 7.50%, 11/01/06 ....      355,000          389,510
  Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%, 7/01/33 ................   13,000,000       13,459,810
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series G,
    FGIC Insured, 5.00%, 7/01/22 ...........................................................    3,615,000        3,920,323
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, MBIA Insured, 5.00%, 7/01/38 ................................................   12,800,000       13,323,008
     Series B, Pre-Refunded, 6.00%, 7/01/39 ................................................    5,000,000        6,093,700
     Series D, 5.375%, 7/01/36 .............................................................    5,000,000        5,361,750
     Series G, 5.00%, 7/01/33 ..............................................................   10,000,000       10,353,700


                                                              Annual Report | 81

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Puerto Rico Electric Power Authority Revenue, Series II, 5.25%, 7/01/31 .................. $ 15,000,000   $   15,942,300
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control
    Facilities Revenue, Cogen Facilities, AES, Puerto Rico Project, 6.625%, 6/01/26 ........    5,900,000        6,275,358
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 ................    5,000,000        5,361,750
  Santa Rosa County IDR, Refunding, Holley Navarre Water System Project, 6.75%, 5/01/24 ....    4,290,000        4,390,987
  Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16 ...............    5,250,000        5,867,190
  Sarasota County Utilities System Revenue,
     FGIC Insured, 5.75%, 10/01/27 .........................................................   18,000,000       20,056,140
     Refunding, Series A, FGIC Insured, 5.25%, 10/01/25 ....................................    9,000,000        9,607,050
  Seminole County School Board COP, Series B, MBIA Insured, Pre-Refunded, 6.50%,
    7/01/21 ................................................................................    5,000,000        5,141,200
  South Broward Hospital District Revenue,
     5.60%, 5/01/27 ........................................................................    5,000,000        5,308,550
     5.625%, 5/01/32 .......................................................................   16,250,000       17,307,550
  South Florida Water Management District Special Obligation, Land Acquisition Bonds,
    AMBAC Insured, Pre-Refunded, 6.00%, 10/01/15 ...........................................    1,000,000        1,013,980
  St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%,
    10/01/32 ...............................................................................   10,000,000       11,911,000
  Sunrise Lakes Recreation District GO, Phase 4,
     Refunding, AMBAC Insured, 5.25%, 8/01/24 ..............................................    4,320,000        4,547,966
     Series A, Pre-Refunded, 6.75%, 8/01/15 ................................................    3,080,000        3,384,550
     Series A, Pre-Refunded, 6.75%, 8/01/24 ................................................    6,120,000        6,734,326
  Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ..............    2,550,000        2,819,943
  Tamarac Sales Tax Revenue, FGIC Insured, 5.00%, 4/01/22 ..................................    2,490,000        2,630,411
  Tampa Allegheny Health System Revenue, St. Joseph, MBIA Insured, Pre-Refunded,
    6.50%, 12/01/23 ........................................................................    7,000,000        7,429,170
  Tampa Bay Water Utility System Revenue,
     FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 ...........................................   15,000,000       18,127,350
     Series B, FGIC Insured, 5.00%, 10/01/31 ...............................................   10,000,000       10,415,400
  Tampa Sports Authority Revenue,
     Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 ............    1,000,000        1,235,200
     Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 ............    1,715,000        2,142,790
     Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 ............    2,695,000        3,386,780
     Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.125%, 10/01/26 ..........    6,800,000        7,308,708
     Sales Tax Payments, Stadium Project, 5.25%, 1/01/27 ...................................    5,860,000        6,101,256
  Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, 7.25%, 10/01/16 .......    1,330,000        1,336,211
  Tampa-Hillsborough County Expressway Authority Revenue, AMBAC Insured, 5.00%,
    7/01/22 ................................................................................    5,000,000        5,210,600
  Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ..........    6,000,000        6,302,160
  Viera East CDD Revenue, Special Assessment, Series B,
     6.75%, 5/01/14 ........................................................................      300,000          303,105
     ETM, 6.75%, 5/01/14 ...................................................................    7,190,000        8,622,967
  Viera East CDD,
     Special Assessment, Refunding, 7.00%, 5/01/26 .........................................    7,225,000        7,877,129
     Special Assessment, Water Management, Refunding, Series A, 6.50%, 5/01/22 .............   11,340,000       11,759,807
     Special Assessment, Water Management, Series B, 6.50%, 5/01/05 ........................      465,000          472,124
     Special Assessment, Water Management, Series B, 6.50%, 5/01/22 ........................    4,580,000        4,749,552
     Water and Sewer Revenue, 6.75%, 5/01/09 ...............................................    1,990,000        2,083,132



82 |  Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Village Center CDD, Recreational Revenue, Series A, MBIA Insured, 5.20%, 11/01/25 ........ $ 10,000,000     $ 10,607,400
  Virgin Islands PFAR, Gross Receipts Taxes, Loan Note, 5.00%, 10/01/33 ....................   10,000,000       10,459,700
  Volusia County Educational Facility Authority Revenue, Educational Facilities,
     Embry Riddle University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/22 ..........    2,000,000        2,136,400
     Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 ........................    5,000,000        5,284,700
  Volusia County School Board COP, Master Lease Program, FSA Insured, 5.50%, 8/01/24 .......    5,000,000        5,543,400
  West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 ..................    1,910,000        2,203,815
  West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 ........................   10,850,000       11,233,982
  West Palm Beach Utility System Revenue, FGIC Insured, 5.50%, 10/01/29 ....................    5,000,000        5,460,550
                                                                                                            ---------------
  TOTAL BONDS ..............................................................................                 1,658,648,522
                                                                                                            ---------------
  ZERO COUPON BONDS 6.1%
  Broward County HFAR, SFMR, Refunding, Series B, FHA Insured, 4/01/29 .....................    3,245,000          591,661
  Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured,
    10/01/08 ...............................................................................    3,670,000        2,984,701
  Clay County HFAR, SFMR, GNMA Secured, 4/01/33 ............................................    1,160,000          161,565
  Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured,
    Pre-Refunded, 8/01/18 ..................................................................   17,020,000        6,692,434
  Duval County Housing Finance Authority SFMR, Capital Appreciation, GNMA Secured,
    10/01/32 ...............................................................................      840,000          121,901
  Florida HFC Revenue,
     Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, 7/01/30 ..............    5,615,000          946,296
     Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured, 7/01/17 ................    2,630,000        1,328,544
     Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured, 1/01/29 ................   45,995,000       11,681,810
  Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
     10/01/25 ..............................................................................    9,845,000        3,234,476
     10/01/26 ..............................................................................    2,500,000          774,450
  Fort Pierce Utilities Authority Revenue, Capital Appreciation, Series B, AMBAC Insured,
     10/01/20 ..............................................................................    3,090,000        1,482,427
     10/01/21 ..............................................................................    2,585,000        1,166,197
     10/01/22 ..............................................................................    3,090,000        1,305,958
     10/01/23 ..............................................................................    3,060,000        1,215,952
     10/01/24 ..............................................................................    2,560,000          956,851
  Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 4/01/32 ............    1,840,000          334,365
  Lakeland Electric and Water Revenue, Capital Appreciation, ETM, 10/01/14 .................    5,770,000        3,890,884
  Melbourne Water and Sewer Revenue, Capital Appreciation,
     FGIC Insured, ETM, 10/01/26 ...........................................................    1,500,000          497,310
     Refunding, Series B, FGIC Insured, 10/01/22 ...........................................    1,785,000          746,237
     Refunding, Series B, FGIC Insured, 10/01/26 ...........................................    4,500,000        1,469,115
  Miami-Dade County Special Obligation,
     Sub Series B, MBIA Insured, 10/01/36 ..................................................    5,635,000          935,241
     Sub Series C, MBIA Insured, 10/01/28 ..................................................    8,305,000        2,176,907
     sub. lien, Refunding, Series A, MBIA Insured, 10/01/25 ................................   22,365,000        7,029,319
  Palm Beach County HFAR, Capital Appreciation, Refunding, Series A-1, FNMA Insured,
    4/01/32 ................................................................................      615,000          102,287
  Pinellas County HFA, SFHMR, Multi County B-1, GNMA Secured, 9/01/31 ......................    1,300,000          213,720


                                                              Annual Report | 83

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  ZERO COUPON BONDS (CONT.)
  Port Everglades Authority Port Improvement Revenue,
     Capital Appreciation, 9/01/10 ......................................................... $ 24,525,000     $ 19,955,747
     Capital Appreciation, ETM, 9/01/10 ....................................................   25,475,000       21,130,239
     Refunding, Series A, 9/01/04 ..........................................................    3,550,000        3,529,233
  Port Saint Lucie Utility Revenue, MBIA Insured, 9/01/29 ..................................   20,000,000        4,788,200
  Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
     11/01/09 ..............................................................................    1,365,000        1,169,450
     11/01/12 ..............................................................................    1,780,000        1,316,862
     11/01/15 ..............................................................................    2,180,000        1,387,875
  St Johns County Water and Sewer Revenue, Capital Appreciation, AMBAC Insured,
     6/01/23 ...............................................................................    4,255,000        1,597,072
     6/01/24 ...............................................................................    1,500,000          529,245
     6/01/25 ...............................................................................    2,130,000          707,479
  St. Johns County Water and Sewer Revenue, Capital Appreciation, AMBAC Insured,
    ETM, 6/01/22 ...........................................................................    4,000,000        1,602,000
                                                                                                            ---------------
  TOTAL ZERO COUPON BONDS ..................................................................                   109,754,010
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $1,611,243,785) ........................................                 1,768,402,532
                                                                                                            ---------------
  SHORT TERM INVESTMENTS .1%
a Brevard County Health Facilities Authority Revenue, Wuesthoff Memorial Hospital Project,
    Weekly VRDN and Put, .96%, 8/01/31 .....................................................      310,000          310,000
a Jacksonville Educational Facilities Revenue, Jacksonville University Project,
    Weekly VRDN and Put, .96%, 10/01/22 ....................................................      200,000          200,000
a Jacksonville Health Facilities Authority Hospital Revenue, Baptist Medical Center
    Project, Daily VRDN and Put, .93%, 8/15/21 .............................................      300,000          300,000
a Jacksonville Health Facilities Authority Revenue, River Garden Project, Weekly
    VRDN and Put, .96%, 2/01/18 ............................................................      100,000          100,000
a Orange County School Board COP, Series B, MBIA Insured, Daily VRDN and Put, .98%,
    8/01/27 ................................................................................    1,000,000        1,000,000
a Pinellas County Health Facilities Authority Revenue, Health Care Facilities,
    Mease, Series A, Weekly VRDN and Put, .96%, 11/01/15 ...................................      165,000          165,000
                                                                                                            ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $2,075,000) ...........................................                     2,075,000
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $1,613,318,785) 98.6% ............................................                 1,770,477,532
  OTHER ASSETS, LESS LIABILITIES 1.4% ......................................................                    24,464,761
                                                                                                            ---------------
  NET ASSETS 100.0% ........................................................................                $1,794,942,293
                                                                                                            ===============


See Glossary of Terms on page 125.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


84 |  See notes to financial statements.  |  Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $11.99       $11.86     $11.73      $11.03      $12.07
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .54          .56        .57         .59         .59

 Net realized and unrealized gains (losses) ...........       .28          .13        .14         .70       (1.03)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .82          .69        .71        1.29        (.44)
                                                        ------------------------------------------------------------

Less distributions from:

 Net investment income ................................      (.54)        (.56)      (.58)       (.59)       (.60)

 Net realized gains ...................................        --           --         --          --          -- d
                                                        ------------------------------------------------------------

Total distributions ...................................      (.54)        (.56)      (.58)       (.59)       (.60)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $12.27       $11.99     $11.86      $11.73      $11.03
                                                        ============================================================

Total return b ........................................     7.00%        6.02%      6.15%      11.93%     (3.71)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................  $176,193     $171,381   $169,489    $163,352    $151,670

Ratios to average net assets:

 Expenses .............................................      .75%         .74%       .75%        .76%        .75%

 Net investment income ................................     4.49%        4.76%      4.83%       5.15%       5.14%

Portfolio turnover rate ...............................    11.83%       10.56%     19.66%      18.67%      46.90%

a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The Fund made a capital gain distribution of $.002.


                                                              Annual Report | 85

Franklin Tax-Free Trust

FRANKLIN GEORGIA TAX-FREE INCOME FUND (CONTINUED)

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $12.08       $11.94     $11.81      $11.10      $12.15
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .47          .50        .51         .53         .53

 Net realized and unrealized gains (losses) ...........       .29          .14        .13         .71       (1.05)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .76          .64        .64        1.24        (.52)
                                                        ------------------------------------------------------------

Less distributions from:

 Net investment income ................................      (.47)        (.50)      (.51)       (.53)       (.53)

 Net realized gains ...................................        --           --         --          --          -- d
                                                        ------------------------------------------------------------

Total distributions ...................................      (.47)        (.50)      (.51)       (.53)       (.53)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $12.37       $12.08     $11.94      $11.81      $11.10
                                                        ============================================================

Total return b ........................................     6.44%        5.50%      5.52%      11.36%     (4.32)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $35,645      $32,422    $24,672     $16,780     $14,811

Ratios to average net assets:

 Expenses .............................................     1.32%        1.27%      1.30%       1.31%       1.30%

 Net investment income ................................     3.92%        4.23%      4.29%       4.60%       4.58%

Portfolio turnover rate ...............................    11.83%       10.56%     19.66%      18.67%      46.90%


a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The Fund made a capital gain distribution of $.002.


86 |  See notes to financial statements.  |  Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.4%
  Athens Housing Authority Student Housing Lease Revenue,
     University of Georgia East Campus Housing, Refunding, AMBAC Insured, 5.00%, 12/01/27 ... $ 1,150,000     $  1,202,957
     University of Georgia, East Campus, Refunding, AMBAC Insured, 5.00%, 12/01/33 ..........   4,750,000        4,958,192
  Atlanta Airport Facilities Revenue, Refunding, Series A, FGIC Insured, Pre-Refunded,
     5.50%, 1/01/26 .........................................................................   5,000,000        5,866,700
     5.60%, 1/01/30 .........................................................................   5,000,000        5,893,700
  Atlanta and Fulton County Recreation Authority Revenue, AMBAC Insured, 5.50%, 12/01/20 ....   1,500,000        1,705,155
  Atlanta Development Authority Revenue, Yamacraw Design Center Project, Series A,
    MBIA Insured, 5.125%, 1/01/23 ...........................................................   4,150,000        4,400,743
  Atlanta GO, Series A, Pre-Refunded, 6.125%, 12/01/23 ......................................   2,000,000        2,117,060
  Atlanta HDC, Mortgage Revenue, Oakland City/West, Refunding, Series A, FHA Insured,
    6.375%, 3/01/23 .........................................................................   1,480,000        1,500,513
  Atlanta Urban Residential Finance Authority MFHR,
     Defoors Ferry Manor Project, 5.90%, 10/01/18 ...........................................   1,700,000        1,788,842
     Fulton Cotton Mill, GNMA Secured, 6.00%, 5/20/17 .......................................   1,040,000        1,102,213
     Fulton Cotton Mill, GNMA Secured, 6.125%, 5/20/27 ......................................   1,560,000        1,640,371
  Augusta Water and Sewer Revenue, FSA Insured, 5.00%, 10/01/32 .............................   5,500,000        5,737,490
  Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
     5.25%, 12/01/22 ........................................................................   2,500,000        2,200,850
     5.375%, 12/01/28 .......................................................................   2,000,000        1,735,740
  Brooks County Presbyterian Homes Revenue, GNMA Insured, 5.00%, 1/20/24 ....................   1,540,000        1,577,330
  Brunswick and Glynn County Development Authority Revenue, Georgia Pacific Project,
    Refunding, 5.55%, 3/01/26 ...............................................................   2,000,000        1,790,000
  Bulloch County Development Authority Student Housing Lease Revenue, Southern University
    Project, AMBAC Insured, 4.75%, 8/01/28 ..................................................   2,500,000        2,550,300
  Cherokee County Water and Sewage Authority Revenue, MBIA Insured, 6.90%, 8/01/18 ..........      10,000           10,032
  Clayton County Development Authority Revenue, Gateway Village Project, Series A,
     6.00%, 8/01/23 .........................................................................   3,500,000        4,074,595
  Clayton County Housing Authority MFHR,
     Southlake Cove Project A, GNMA Secured, 5.60%, 12/20/24 ................................   1,990,000        2,132,882
     Vineyard Pointe, Series A, GNMA Secured, 5.50%, 10/20/32 ...............................   1,475,000        1,560,093
  Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 .........     995,000        1,034,213
  Cobb County Hospital Authority Revenue, AMBAC Insured, 5.00%, 4/01/28 .....................   3,520,000        3,709,482
  Cobb County Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM,
    7.75%, 2/01/07 ..........................................................................      50,000           55,104
  College Park Business and IDAR, Civic Center Project, AMBAC Insured, 5.75%, 9/01/26 .......   2,000,000        2,303,960
  Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 ..................   2,000,000        2,074,440
  Conyers Water and Sewer Revenue, Series A, AMBAC Insured, ETM, 6.60%, 7/01/15 .............   1,000,000        1,102,300
  De Kalb County Housing Authority MFHR, Castaway Apartments, Series A, GNMA Insured,
    5.40%, 2/20/29 ..........................................................................   1,980,000        2,086,623
  De Kalb County Water and Sewer Revenue,
     5.125%, 10/01/31 .......................................................................   6,500,000        6,869,265
     Refunding, Series A, 5.00%, 10/01/35 ...................................................   3,000,000        3,148,920
  Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%, 6/01/26 ...........   3,000,000        3,152,790
  Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A,
    MBIA Insured, 6.50%, 7/01/24 ............................................................     870,000          872,184
  Floyd County Hospital Authority Revenue, Anticipation Certificates, Floyd Medical
    Center Project, MBIA Insured, 5.00%, 7/01/33 ............................................   5,000,000        5,224,200


                                                              Annual Report | 87

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Forsyth County GO, 5.75%, 2/01/19 ......................................................... $ 1,500,000     $  1,743,480
  Fulton County Development Authority Revenue,
     Georgia Tech Foundation Funding, Series A, 5.00%, 11/01/31 .............................   3,000,000        3,138,870
     Georgia Tech Foundation, Sac II Project, Series A, 5.25%, 11/01/30 .....................   5,000,000        5,337,200
  Gainesville and Hall County Hospital Authority Revenue Anticipation Certificates,
    Northeast Health System Inc. Project, Refunding, 5.50%, 5/15/31 .........................   2,500,000        2,582,225
  Georgia Municipal Association Inc. COP, City Court Atlanta Project, AMBAC Insured,
    5.25%, 12/01/26 .........................................................................   2,000,000        2,151,440
  Georgia Municipal Electric Authority Power Revenue, Series W,
     6.60%, 1/01/18 .........................................................................     955,000        1,220,223
     ETM, 6.60%, 1/01/18 ....................................................................      45,000           58,509
  Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured,
    5.00%, 6/01/24 ..........................................................................   1,000,000        1,039,020
  Georgia Private Colleges and Universities Authority Student Housing Revenue,
    Mercer Housing Corp. Project, Series A, 6.00%, 6/01/24 ..................................   2,550,000        2,671,864
  Georgia State HFAR,
     MF, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 .................   1,000,000        1,149,510
     MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 ...............   1,000,000        1,049,660
     SF, Sub Series C-2, 5.95%, 12/01/31 ....................................................   4,720,000        4,921,591
     SFM, Series B, Sub Series B-2, 6.15%, 12/01/28 .........................................      25,000           25,882
     SFM, Sub Series B-2, 5.85%, 12/01/28 ...................................................   2,400,000        2,495,112
  Gwinnett County Hospital Authority Revenue Anticipation Certificates, Gwinnett Hospital
    Systems Inc. Project, Series B, MBIA Insured, 5.30%, 9/01/27 ............................   3,750,000        4,031,962
  Gwinnett County Water and Sewer Authority Revenue, 5.25%, 8/01/25 .........................   2,795,000        3,025,755
  Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
    AMBAC Insured, 6.00%, 7/01/29 ...........................................................   5,000,000        5,765,500
  Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured,
    6.00%, 10/01/23 .........................................................................   3,300,000        4,015,836
  Marietta Development Authority Revenue, First Mortgage, Life College Inc.,
     Refunding, Series A, FSA Insured, 5.75%, 9/01/14 .......................................   1,800,000        1,950,660
     Refunding, Series A, FSA Insured, 5.80%, 9/01/19 .......................................   1,100,000        1,192,015
     Refunding, Series A, FSA Insured, 5.95%, 9/01/19 .......................................   1,000,000        1,085,860
     Series B, FSA Insured, 5.75%, 9/01/14 ..................................................     800,000          866,960
  Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
    Healthcare System, MBIA Insured, 5.50%, 8/01/25 .........................................   6,000,000        6,527,580
  Meriwether County PFAR, Meriwether County Schools Project, MBIA Insured, 5.85%,
    10/01/26 ................................................................................   1,000,000        1,128,520
  Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Series A, MBIA Insured,
    Pre-Refunded, 6.90%, 7/01/20 ............................................................   5,930,000        6,164,354
  Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer Project,
    Refunding, Series A, 6.80%, 1/01/12 .....................................................   1,500,000        1,845,525
  Newton County Hospital Authority Revenue, Newton Health System Project 1999, AMBAC
    Insured, 6.10%, 2/01/24 .................................................................   4,500,000        5,205,960
  Private Colleges and Universities Authority Revenue,
     Emory University Project, Refunding, Series A, 5.50%, 11/01/25 .........................  10,000,000       11,068,100
     Mercer University Project, Refunding, Series A, 5.375%, 10/01/29 .......................   2,000,000        2,037,900
  Puerto Rico Commonwealth GO, Public Improvement, Refunding, Pre-Refunded,
    5.375%, 7/01/25 .........................................................................   2,000,000        2,246,440


88 |  Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
    Series A, 7.50%, 7/01/09 ................................................................ $     5,000     $      5,019
  Puerto Rico Electric Power Authority Revenue,
     Refunding, Series U, 6.00%, 7/01/14 ....................................................   1,000,000        1,031,710
     Series T, Pre-Refunded, 6.00%, 7/01/16 .................................................   1,000,000        1,036,410
  Richmond County Development Authority, Solid Waste Disposal Revenue, International
    Paper Co. Project, 5.80%, 12/01/20 ......................................................   1,500,000        1,575,180
  Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA Insured,
    5.375%, 7/01/29 .........................................................................   5,000,000        5,345,200
  Savannah Port Authority PCR, Union Carbide Plastic Co. Inc., Refunding, 7.55%, 8/01/04 ....   4,600,000        4,597,240
  South Fulton Municipal Regional Water & Sewer Authority, Water Revenue, MBIA Insured,
    5.00%, 1/01/33 ..........................................................................   3,000,000        3,132,540
  Suwanee GO, MBIA Insured, 5.25%, 1/01/32 ..................................................   3,000,000        3,199,860
  Tift County Hospital Authority Revenue, Antic Certificates, AMBAC Insured, 5.00%,
    12/01/27 ................................................................................   1,000,000        1,042,230
  Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27 ..................   1,550,000        1,638,645
  Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia
    Medical Center Project, AMBAC Insured, 5.25%, 10/01/27 ..................................   3,000,000        3,207,120
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
     5.40%, 10/01/12 ........................................................................     850,000          919,743
     5.50%, 10/01/22 ........................................................................   1,200,000        1,247,268
     5.625%, 10/01/25 .......................................................................   1,530,000        1,587,191
  Walton County Water and Sewer Authority Revenue, Refunding and Improvement,
    MBIA Insured, 6.00%, 2/01/21 ............................................................     750,000          827,310
  Ware County Hospital Authority Revenue, Anticipation Certificates, MBIA Insured,
    5.25%, 3/01/25 ..........................................................................   3,000,000        3,206,100
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $192,357,501)                                                              208,521,518
                                                                                                              -------------
  SHORT TERM INVESTMENTS .3%
a Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put,
    .98%, 11/01/41 ..........................................................................     400,000          400,000
a Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, .97%, 11/01/15 ..................     200,000          200,000
                                                                                                              -------------
  TOTAL SHORT TERM INVESTMENTS (COST $600,000) ..............................................                      600,000
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $192,957,501) 98.7% ...............................................                  209,121,518
  OTHER ASSETS, LESS LIABILITIES 1.3% .......................................................                    2,716,223
                                                                                                              -------------
  NET ASSETS 100.0% .........................................................................                 $211,837,741
                                                                                                              =============


See Glossary of Terms on page 125.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                         Annual Report | See notes to financial statements. | 89

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $11.30       $11.13     $11.03      $10.42      $11.47
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .50          .52        .55         .57         .58

 Net realized and unrealized gains (losses) ...........       .21          .17        .10         .61       (1.04)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .71          .69        .65        1.18        (.46)
                                                        ------------------------------------------------------------

Less distributions from net investment income .........      (.50)        (.52)      (.55)       (.57)       (.59)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $11.51       $11.30     $11.13      $11.03      $10.42
                                                        =============================================================

Total return b ........................................     6.43%        6.38%      6.08%      11.65%     (4.13)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................  $118,797     $114,541    $96,299     $76,369     $63,964

Ratios to average net assets:

 Expenses .............................................      .60%         .60%       .52%        .45%        .45%

 Expenses excluding waiver and payments
   by affiliates ........................................    .78%         .80%       .82%        .82%        .81%

 Net investment income ................................     4.44%        4.67%      4.96%       5.34%       5.31%

Portfolio turnover rate ...............................    11.87%        7.34%      6.07%      12.80%      16.31%


a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.


90 |  See notes to financial statements.  |  Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.8%
  BONDS 97.6%
  Boone County GO, Public Project, 5.00%,
     4/01/20 ................................................................................ $ 1,310,000     $  1,397,757
     4/01/21 ................................................................................   1,000,000        1,059,910
  Boone County PCR, Dayton Power and Light Co., Collateralized, Refunding, Series A,
    6.50%, 11/15/22 .........................................................................     710,000          720,295
  Boone Florence Water Commission Water Supply Systems Revenue, Refunding, FGIC Insured,
    5.00%,
     12/01/22 ...............................................................................   1,200,000        1,280,556
     12/01/27 ...............................................................................   2,000,000        2,101,600
  Bowling Green ISD, Finance Corp. School Building Revenue, 5.75%, 1/01/20 ..................   1,140,000        1,304,821
  Campbell and Kenton Counties Sanitation District No.1 Sanitation District Revenue,
    Series A, FSA Insured, 5.00%,
     8/01/19 ................................................................................   1,500,000        1,624,590
     8/01/24 ................................................................................   2,000,000        2,105,080
  Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
    5.375%, 5/15/33 .........................................................................   1,945,000        1,855,413
  Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%,
    7/01/17 .................................................................................   1,000,000        1,056,920
  Christian County Public Courthouse Corp. Lease Revenue, District Court Facilities
    Project, 5.125%, 8/01/20 ................................................................   1,015,000        1,092,018
  Danville Multi-City Lease Revenue, Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12 .   1,500,000        1,554,060
  Elizabethtown Public Properties Holding Inc. Revenue, First Mortgage, Administrative
    Office of the Courts, Judicial Facilities Project, MBIA Insured, 5.20%, 4/01/22 .........   2,000,000        2,135,380
  Fayette County School District Finance Corp. School Building Revenue,
     5.50%, 9/01/18 .........................................................................   2,500,000        2,814,475
     Series A, AMBAC Insured, 5.25%, 4/01/20 ................................................   2,160,000        2,373,494
  Florence GO, Public Project, Series A, FGIC Insured, 5.00%, 11/01/32 ......................   1,000,000        1,041,400
  Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects,
    Refunding, Series A, MBIA Insured, 6.10%, 1/01/24 .......................................   1,130,000        1,132,859
  Hancock County Solid Waste Disposal Revenue, Willamette Industries Inc. Project,
    6.60%, 5/01/26 ..........................................................................   1,000,000        1,053,230
  Hardin County School District Finance Corp. School Building Revenue, 5.75%, 2/01/20 .......   1,500,000        1,723,905
  Hardin County Water District No. 2, Water System Revenue, Series A, AMBAC Insured,
    5.00%, 1/01/31 ..........................................................................   2,620,000        2,714,163
  Harlan County Justice Center GO, First Judicial Center Project, AMBAC Insured,
    5.00%, 3/01/25 ..........................................................................   1,330,000        1,394,252
  Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 ..   2,035,000        2,072,892
  Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc.,
    Refunding, AMBAC Insured, 5.75%, 1/01/26 ................................................   1,000,000        1,086,650
  Jefferson County PCR, DuPont, Series A, 6.30%, 7/01/12 ....................................     450,000          465,885
  Jefferson County School District Financial Corp. School Building Revenue, Series A,
    FSA Insured, 5.25%, 7/01/18 .............................................................   1,500,000        1,642,005
  Jessamine County School District Finance Corp. School Building Revenue, 5.50%, 1/01/21 ....   2,500,000        2,688,375
  Kenton County Airport Board Revenue,
  Cincinnati/Northern Kentucky International Airport,
     Series B, MBIA Insured, 5.75%, 3/01/13 ..................................................  1,230,000        1,348,757
     Series B, MBIA Insured, 5.00%, 3/01/23 .................................................   2,000,000        2,067,320
     Special Facilities, Delta Airlines Inc. Project, Series A, 7.50%, 2/01/20 ..............     445,000          432,905
     Special Facilities, Delta Airlines Inc. Project, Series A, 7.125%, 2/01/21 .............     325,000          304,554
     Special Facilities, Delta Airlines Inc. Project, Series B, 7.25%, 2/01/22 ..............     445,000          421,544


                                                              Annual Report | 91

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Kentucky Area Development Districts Financing Trust Lease Program Revenue,
    City of Ewing,
     6.00%, 6/01/30 ...........................................................               $ 2,000,000     $  2,171,320
     Series C, 6.00%, 6/01/30 ...............................................................   1,285,000        1,465,697
     Series E, 5.70%, 6/01/22 ...............................................................   1,000,000        1,112,790
  Kentucky Economic Development Finance Authority College and University Revenue,
    Centre College Project, Refunding and Improvement, FSA Insured, 5.00%, 4/01/32 ..........   3,855,000        4,021,459
  Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
    Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ............   2,000,000        1,866,160
  Kentucky Economic Development Finance Authority Revenue, Catholic Health Project,
    Refunding and Improvement, Series A, 5.00%, 12/01/18 ....................................   2,000,000        2,057,800
  Kentucky HFC Revenue, Series B, 6.25%, 7/01/28 ............................................      45,000           46,994
  Kentucky Infrastructure Authority Revenue,
     Infrastructure Revolving Fund Program, Series J, Pre-Refunded, 6.375%, 6/01/14 .........     500,000          543,155
     Series A, 5.00%, 6/01/19 ...............................................................   1,140,000        1,222,126
     Series A, 5.00%, 6/01/20 ...............................................................   1,250,000        1,331,913
     Series A, 5.00%, 6/01/21 ...............................................................   1,190,000        1,261,055
  Kentucky Rural Water Finance Corp. Public Project Revenue,
     Flexible Term Program, Series A, 5.00%, 2/01/26 ........................................   1,055,000        1,102,000
a    Multimodal Flexible Term Program H, 5.00%, 2/01/34 .....................................   3,610,000        3,748,335
  Kentucky State Property and Buildings Commission Revenues,
     Project No. 56, Pre-Refunded, 6.00%, 9/01/14 ...........................................     700,000          731,507
     Project No. 62, Refunding, 2nd Series, 5.25%, 10/01/18 .................................   3,540,000        3,890,389
     Project No. 64, MBIA Insured, 5.50%, 5/01/17 ...........................................   1,535,000        1,796,948
     Project No. 69, Refunding, Series A, FSA Insured, 5.00%, 8/01/21 .......................   2,300,000        2,446,188
     Project No. 77, Refunding, MBIA Insured, 5.00%, 8/01/23 ................................   1,100,000        1,169,553
  Lawrenceburg Water and Sewer Revenue, MBIA Insured, 5.00%, 10/01/28 .......................   1,730,000        1,817,261
  Lexington-Fayette Urban County Government Revenue, University of Kentucky
    Library Project, MBIA Insured, Pre-Refunded,
     6.625%, 11/01/13 .......................................................................     500,000          528,760
     6.75%, 11/01/24 ........................................................................     750,000          793,755
  Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System
    Revenue, Series A,
     AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 ............................................     300,000          318,177
     FGIC Insured, 5.00%, 5/15/30 ...........................................................   2,750,000        2,838,578
  Louisville Parking Authority of River City, MBIA Insured, 5.00%, 6/01/29 ..................   3,290,000        3,434,299
  Louisville Waterworks Board Water System Revenue, Louisville Water Co.,
     FSA Insured, 5.50%, 11/15/25 ...........................................................   2,000,000        2,221,800
     Refunding, FSA Insured, 5.25%, 11/15/24 ................................................   2,500,000        2,659,250
  McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A,
    MBIA Insured, 6.40%, 11/01/07 ...........................................................     500,000          526,120
  Northern Kentucky University COP, AMBAC Insured, 5.00%, 12/01/27 ..........................   1,500,000        1,572,420
  Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 ...........   1,270,000        1,331,582
  Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties
    Leasing Trust, Series A, 6.50%, 3/01/19 .................................................   1,050,000        1,064,028
  Puerto Rico Commonwealth GO,
     Pre-Refunded, 6.45%, 7/01/17 ...........................................................     430,000          444,216
     Public Improvement, Series A, 5.125%, 7/01/31 ..........................................   5,000,000        5,202,400


92 |  Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     5.00%, 7/01/28 ......................................................................... $ 3,605,000     $  3,743,648
     Series D, 5.375%, 7/01/36 ..............................................................   2,500,000        2,680,875
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.25%, 7/01/36 ..................   1,450,000        1,531,969
  Russell Health System Revenue,
     Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 ...................................     800,000          916,992
     Pre-Refunded, 8.10%, 7/01/15 ...........................................................     145,000          170,050
     Pre-Refunded, 8.10%, 7/01/15 ...........................................................     140,000          157,234
  University of Kentucky University Revenue, Construction of Educational Buildings,
    Series Q, FGIC Insured, 5.00%, 5/01/18 ..................................................   1,785,000        1,907,647
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ..   2,000,000        2,074,760
                                                                                                              -------------
  TOTAL BONDS ...............................................................................                  115,988,275
                                                                                                              -------------
  ZERO COUPON BONDS 1.2%
  Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
    Series C, MBIA Insured, zero cpn. to 10/01/05, 6.15% thereafter,
     10/01/24 ...............................................................................     405,000          414,359
     10/01/25 ...............................................................................     935,000          949,820
                                                                                                              -------------
  TOTAL ZERO COUPON BONDS ...................................................................                    1,364,179
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $110,096,618) ...........................................                  117,352,454
                                                                                                              -------------
  SHORT TERM INVESTMENTS 3.1%
b Berea Educational Facilities Revenue, Series A, Daily VRDN and Put, .98%, 6/01/32 .........   3,500,000        3,500,000
b Kentucky Area Development Districts Financing Trust Lease Program Revenue,
    Ewing Acquisition Project, Weekly VRDN and Put, 1.06%, 6/01/33 ..........................     210,000          210,000
                                                                                                              -------------
  TOTAL SHORT TERM INVESTMENTS (COST $3,710,000) ............................................                    3,710,000
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $113,806,618) 101.9% ..............................................                  121,062,454
  OTHER ASSETS, LESS LIABILITIES (1.9)% .....................................................                   (2,265,155)
                                                                                                              -------------
  NET ASSETS 100.0% .........................................................................                 $118,797,299
                                                                                                              =============


See Glossary of Terms on page 125.

a See Note 1 regarding securities purchased on a delayed delivery basis.
b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                         Annual Report | See notes to financial statements. | 93

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $11.55       $11.38     $11.22      $10.55      $11.59
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .53          .55        .56         .58         .58

 Net realized and unrealized gains (losses) ...........       .26          .17        .16         .67       (1.03)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .79          .72        .72        1.25        (.45)
                                                        ------------------------------------------------------------

Less distributions from net investment income .........      (.53)        (.55)      (.56)       (.58)       (.59)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $11.81       $11.55     $11.38      $11.22      $10.55
                                                        ============================================================

Total return b ........................................     7.01%        6.52%      6.73%      12.05%     (3.93)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................  $185,987     $177,211   $167,909    $154,750    $144,299

Ratios to average net assets:

 Expenses .............................................      .73%         .74%       .74%        .74%        .74%

 Net investment income ................................     4.56%        4.84%      4.99%       5.32%       5.29%

Portfolio turnover rate ...............................    16.35%       12.60%     10.05%       8.63%      27.31%


a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.


94 |  Annual Report

Franklin Tax-Free Trust

FRANKLIN LOUISIANA TAX-FREE INCOME FUND (CONTINUED)

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $11.65       $11.47     $11.29      $10.62      $11.66
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .46          .49        .51         .52         .53

 Net realized and unrealized gains (losses) ...........       .26          .18        .17         .67       (1.04)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .72          .67        .68        1.19        (.51)
                                                        ------------------------------------------------------------

Less distributions from net investment income .........      (.46)        (.49)      (.50)       (.52)       (.53)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $11.91       $11.65     $11.47      $11.29      $10.62

Total return b ........................................     6.34%        5.98%      6.18%      11.46%     (4.45)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $20,768      $20,503    $16,047     $12,424     $10,730

Ratios to average net assets:

 Expenses .............................................     1.29%        1.28%      1.29%       1.29%       1.29%

 Net investment income ................................     4.00%        4.30%      4.44%       4.77%       4.74%

Portfolio turnover rate ...............................    16.35%       12.60%     10.05%       8.63%      27.31%


a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.


                         Annual Report | See notes to financial statements. | 95

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.6%
  Bossier City Public Improvement Sales and Use Tax Revenue,
     FGIC Insured, 5.00%, 12/01/19 .......................................................... $ 1,145,000     $  1,220,226
     Refunding, FGIC Insured, 5.00%, 12/01/21 ...............................................   1,875,000        1,986,619
     Refunding, FGIC Insured, 5.00%, 12/01/22 ...............................................   1,515,000        1,599,719
  Bossier Parish Sales and Use Tax Revenue, AMBAC Insured, 5.00%, 7/01/20 ...................   1,900,000        2,055,249
  Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series B,
    6.875%, 11/01/12 ........................................................................     185,000          188,262
  Calcasieu Parish Public Trust Authority SFMR, Series A, GNMA Secured, 6.40%, 4/01/32 ......      75,000           78,389
  Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese Student Housing
    Project, MBIA Insured, 5.25%,
     5/01/21 ................................................................................   1,505,000        1,641,233
     5/01/33 ................................................................................   2,500,000        2,649,500
  De Soto Parish Environmental Improvement Revenue, International Paper Co. Project,
    Series A, 7.70%, 11/01/18 ...............................................................   1,500,000        1,586,565
     5.65%, 12/01/21 ........................................................................   1,000,000        1,032,530
  De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured,
    5.875%, 9/01/29 .........................................................................  11,500,000       13,007,420
  Denham Spring Livingston Housing and Mortgage Finance Authority SFHMR, Series A,
    FHA Insured, ETM, 7.20%, 8/01/10 ........................................................   1,380,000        1,757,278
  East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase, Refunding, Series A,
    6.10%, 10/01/29 .........................................................................     520,000          541,611
  East Baton Rouge Parish Sales and Use Tax Revenue,
     Public Improvement, Series ST, FGIC Insured, 5.00%, 2/01/20 ............................   1,000,000        1,068,060
     Series ST, FGIC Insured, Pre-Refunded, 5.90%, 2/01/18 ..................................     750,000          794,535
  Ernest N. Morial New Orleans Exhibit Hall Authority Special Tax, senior sub. note,
    Series A, AMBAC Insured, 5.00%, 7/15/33 .................................................  10,000,000       10,401,500
  Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured,
    5.00%, 11/01/27 .........................................................................   5,000,000        5,213,750
  Jefferson Sales Tax District Special Sales Tax Revenue,
     Refunding, FSA Insured, 5.00%, 12/01/22 ................................................   3,000,000        3,185,250
     Special Tax Bond, AMBAC Insured, 5.00%, 12/01/20 .......................................   4,195,000        4,474,639
  Lafayette Public Trust Financing Authority Revenue, Ragin Cajun Facilities Inc.
    Project, MBIA Insured, 5.00%, 10/01/22 ..................................................   1,500,000        1,606,890
  Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%, 4/01/11 ............      30,000           38,222
  Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ........................      85,000           99,087
  Louisiana HFA Mortgage Revenue,
     MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22 ...................................   1,945,000        1,952,099
     MF, Westview Project, 7.80%, 4/01/30 ...................................................     750,000          758,077
     SF, Series A-1, GNMA Secured, 5.45%, 12/01/20 ..........................................   1,480,000        1,534,494
  Louisiana Local Government Environmental Facilities CDA Revenue,
     Delgado Community College Foundation Project, AMBAC Insured, 6.00%, 10/01/29 ...........   1,000,000        1,167,120
     Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21 ........................   2,215,000        2,348,387
     MBIA Insured, 5.00%, 12/01/26 ..........................................................   3,000,000        3,122,670
     MBIA Insured, 5.00%, 12/01/32 ..........................................................   1,350,000        1,402,218
     Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/26 .....   2,000,000        2,147,080
     Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 .....   2,000,000        2,145,740


96 |  Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Louisiana Local Government Environmental Facility Revenue, Baton Rouge Apartments,
    Series A, MBIA Insured, 6.375%, 1/01/30 ................................................. $ 4,265,000     $  4,646,803
  Louisiana Public Facilities Authority Hospital Revenue,
     Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ........................   3,750,000        3,992,175
     Pendleton Memorial Methodist, Refunded, 5.25%, 6/01/28 .................................   4,500,000        5,090,220
     Touro Infirmary Project, Series A, 5.625%, 8/15/29 .....................................   6,000,000        6,115,020
  Louisiana Public Facilities Authority Lease Revenue, Orleans Parish School
    Board Project, FSA Insured, Pre-Refunded, 5.65%, 6/15/11 ................................   1,230,000        1,271,008
  Louisiana Public Facilities Authority Revenue,
     Centenary College Project, Refunding, 5.75%, 2/01/29 ...................................   7,300,000        7,129,618
     Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 ...................   1,500,000        1,608,300
     Dillard University Project, Series A, AMBAC Insured, 5.30%, 8/01/26 ....................   1,540,000        1,649,910
     HFA, Mortgage Purchase, FNMA Insured, 6.05%, 1/01/26 ...................................   1,200,000        1,231,236
     Mortgage Purchase, HFA, Refunding, Series A, FNMA Insured, 6.40%, 7/20/20 ..............   1,900,000        1,971,820
     Ochsner Clinic Foundation Project, Series A, MBIA Insured, 5.00%, 5/15/22 ..............   1,000,000        1,055,780
     Ochsner Clinic Foundation Project, Series B, 5.75%, 5/15/23 ............................   2,500,000        2,649,950
     Tulane University, AMBAC Insured, 6.05%, 10/01/25 ......................................   5,500,000        6,168,745
     Tulane University, Refunding, Series A, AMBAC Insured, 5.125%, 7/01/27 .................   3,000,000        3,150,090
     Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 ........   1,000,000        1,106,250
     Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ........   6,015,000        6,322,006
  Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 ........   3,500,000        3,631,390
  Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex Program,
     AMBAC Insured, 5.00%, 5/01/21 ..........................................................   2,500,000        2,661,725
     Series A, MBIA Insured, 5.375%, 3/01/19 ................................................   3,000,000        3,282,360
  Louisiana State University and Agricultural and Mechanical College Board Revenue,
    AMBAC Insured, 5.00%, 7/01/22 ...........................................................   5,000,000        5,355,750
  Louisiana State University and Agricultural and Mechanical College University Revenue,
    Auxiliary, MBIA Insured, 5.50%, 7/01/26 .................................................   1,500,000        1,604,940
  Monroe Sales and Use Tax Revenue, FGIC Insured, 5.25%, 7/01/23 ............................   1,535,000        1,674,578
  New Orleans GO,
     Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ..........................................   1,000,000        1,069,960
     Public Improvement, FGIC Insured, 5.25%, 12/01/21 ......................................   1,295,000        1,422,402
     Public Improvement, FGIC Insured, 5.125%, 12/01/26 .....................................   2,000,000        2,096,840
     Refunding, MBIA Insured, 5.125%, 9/01/21 ...............................................   2,000,000        2,159,200
  Orleans Levee District Revenue, Levee Improvement, Refunding, FSA Insured,
    5.95%, 11/01/14 .........................................................................     725,000          803,532
  Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured,
    5.50%, 9/01/20 ..........................................................................   1,000,000        1,084,040
  Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 ..................   1,950,000        2,065,732
  Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical
    Center, Refunding, FSA Insured, 5.75%, 5/15/21 ..........................................   2,500,000        2,845,250
  Ouachita Parish La West Ouachita Parish School District Sales and Use Tax Revenue,
    FGIC Insured, 5.75%, 9/01/24 ............................................................   1,410,000        1,565,706
  Puerto Rico Commonwealth GO, Public Improvement,
     MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 .............................................   4,500,000        5,336,415
     Series A, 5.00%, 7/01/33 ...............................................................   4,000,000        4,141,480
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series G, 5.00%, 7/01/33 ................................................................   1,000,000        1,035,370


                                                              Annual Report | 97

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA Insured,
    ETM, 7.25%, 8/01/10 ..................................................................... $   965,000     $  1,130,189
  Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured,
    5.00%, 10/01/16 .........................................................................   1,000,000        1,093,470
  St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM,
    7.50%, 9/01/10 ..........................................................................     435,000          566,152
  St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 ....   1,500,000        1,579,440
  St. Charles Parish PCR, Louisiana Power and Light Co. Project, 7.50%, 6/01/21 .............   2,500,000        2,511,650
  St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
     7.05%, 4/01/22 .........................................................................   1,500,000        1,507,080
     Series A, 7.00%, 12/01/22 ..............................................................     750,000          760,800
  St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ..............   2,500,000        2,646,175
  St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
     7/01/10 ................................................................................      90,000          103,604
     7/01/11 ................................................................................      50,000           64,905
  State Colleges and Universities Lease Revenue, University of Southwestern Louisiana,
    Cajundome, MBIA Insured, 5.65%, 9/01/26 .................................................   3,080,000        3,413,071
  Terrebonne Parish Hospital Service District No. 1 Hospital Revenue, Terrebonne General
    Medical Center Project, Refunding, AMBAC Insured, 5.50%, 4/01/33 ........................   2,155,000        2,341,903
  University of Louisiana Board of Supervisors Lease Revenue, LaFayette Cajundome
    Convention, MBIA Insured, 6.25%, 9/01/29 ................................................   1,200,000        1,420,608
  University System Board of Supervisors Revenue, Northwestern State University
    Wellness, AMBAC Insured, 5.10%, 4/01/24 .................................................   1,000,000        1,047,100
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ...   3,000,000        3,172,740
  West Feliciana Parish PCR, Gulf State Utility Co. Project, 7.70%, 12/01/14 ................   6,500,000        6,681,675
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $187,258,011) ...........................................                  201,840,582
                                                                                                              -------------
  SHORT TERM INVESTMENTS 1.0%
a East Baton Rouge Parish PCR, Exxon Project, Refunding, Daily VRDN and Put,
    .96%, 11/01/19 ..........................................................................     200,000          200,000
a Louisiana Public Facilities Authority Revenue, Kenner Hotel Ltd., Daily VRDN and Put,
    .97%, 12/01/15 ..........................................................................     500,000          500,000
a Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
    First Stage, ACES, Refunding, Daily VRDN and Put, .98%, 9/01/17 .........................     200,000          200,000
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, .89%, 12/01/15 .....................................................   1,100,000        1,100,000
                                                                                                              -------------
  TOTAL SHORT TERM INVESTMENTS (COST $2,000,000) ............................................                    2,000,000
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $189,258,011) 98.6% ...............................................                  203,840,582
  OTHER ASSETS, LESS LIABILITIES 1.4% .......................................................                    2,914,829
                                                                                                              -------------
  NET ASSETS 100.0% .........................................................................                 $206,755,411
                                                                                                              =============


See Glossary of Terms on page 125.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


98 |  See notes to financial statements.  |  Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $11.78       $11.52     $11.36      $10.63      $11.66
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .52          .54        .55         .57         .56

 Net realized and unrealized gains (losses) ...........       .16          .26        .17         .72       (1.00)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .68          .80        .72        1.29        (.44)
                                                        ------------------------------------------------------------

Less distributions from:

 Net investment income ................................      (.53)        (.54)      (.56)       (.56)       (.56)

 Net realized gains ...................................        --           --         --          --        (.03)
                                                        ------------------------------------------------------------

Total distributions ...................................      (.53)        (.54)      (.56)       (.56)       (.59)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $11.93       $11.78     $11.52      $11.36      $10.63
                                                        ============================================================

Total return b ........................................     5.89%        7.16%      6.44%      12.44%     (3.86)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................  $340,237     $322,873   $281,141    $248,964    $221,176

Ratios to average net assets:
 Expenses .............................................      .70%         .70%       .72%        .73%        .72%

 Net investment income ................................     4.43%        4.65%      4.81%       5.16%       5.07%

Portfolio turnover rate ...............................    10.56%        6.30%      6.39%      13.01%      11.78%


a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.


                                                              Annual Report | 99

Franklin Tax-Free Trust

FRANKLIN MARYLAND TAX-FREE INCOME FUND (CONTINUED)

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $11.90       $11.63     $11.46      $10.72      $11.75
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .46          .48        .49         .51         .51

 Net realized and unrealized gains (losses) ...........       .15          .27        .17         .73       (1.01)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .61          .75        .66        1.24        (.50)
                                                        ------------------------------------------------------------

Less distributions from:

 Net investment income ................................      (.46)        (.48)      (.49)       (.50)       (.50)

 Net realized gains ...................................        --           --         --          --        (.03)
                                                        ------------------------------------------------------------

Total distributions ...................................      (.46)        (.48)      (.49)       (.50)       (.53)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $12.05       $11.90     $11.63      $11.46      $10.72
                                                        ============================================================

Total return b ........................................     5.33%        6.59%      5.88%      11.83%     (4.37)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $49,739      $48,305    $33,257     $22,547     $17,298

Ratios to average net assets:

 Expenses .............................................     1.28%        1.22%      1.27%       1.28%       1.27%

 Net investment income ................................     3.85%        4.13%      4.26%       4.61%       4.53%

Portfolio turnover rate ...............................    10.56%        6.30%      6.39%      13.01%      11.78%


a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.


100 |  See notes to financial statements.  |  Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.6%
  Anne Arundel County GO, 4.625%, 3/01/32 ................................................... $ 3,000,000     $  3,045,240
  Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding,
    6.00%, 4/01/24 ..........................................................................   9,500,000        9,707,290
  Baltimore Convention Center Revenue, FGIC Insured, Pre-Refunded, 6.15%, 9/01/19 ...........   4,250,000        4,359,820
  Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32 .................   1,000,000        1,049,650
  Baltimore County Mortgage Revenue, Old Orchard Apartments Project, Refunding, Series A,
    MBIA Insured,
     7.00%, 7/01/16 .........................................................................   1,000,000        1,027,880
     7.125%, 1/01/27 ........................................................................   3,000,000        3,081,000
  Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding,
     Series A, 7.00%, 8/01/11 ...............................................................   2,955,000        3,029,170
  Baltimore GO, Consolidated Public Improvement,
     Series A, FGIC Insured, 5.30%, 10/15/17 ................................................   1,500,000        1,719,120
     Series A, FSA Insured, 5.25%, 10/15/17 .................................................   3,300,000        3,873,903
     Series B, 7.15%, 10/15/08 ..............................................................   1,000,000        1,212,420
  Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 .....   1,850,000        1,876,436
  Baltimore Project Revenue, Wastewater Project,
     Refunding, FGIC Insured, 5.125%, 7/01/42 ...............................................   7,630,000        8,044,385
     Series A, FGIC Insured, 5.00%, 7/01/33 .................................................  13,950,000       14,703,998
     Series B, FGIC Insured, Pre-Refunded, 5.00%, 7/01/28 ...................................   4,000,000        4,462,800
  Baltimore Revenue, Wastewater Project, Series A,
     FGIC Insured, Pre-Refunded, 5.80%, 7/01/15 .............................................   5,000,000        5,894,600
     FSA Insured, Pre-Refunded, 5.75%, 7/01/30 ..............................................  10,000,000       11,923,100
  Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Asset Guaranteed,
     5.375%, 1/01/16 ........................................................................   2,000,000        2,199,840
     5.50%, 1/01/19 .........................................................................   1,000,000        1,097,000
     5.625%, 1/01/25 ........................................................................   2,000,000        2,159,620
  Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
    Improvement, FSA Insured, 6.00%, 9/01/21 ................................................   8,000,000        8,680,240
  Harford County GO, Consolidated Public Improvement,
     4.35%, 1/15/14 .........................................................................   1,300,000        1,400,828
     4.40%, 1/15/15 .........................................................................   1,450,000        1,550,500
     4.40%, 1/15/16 .........................................................................   1,420,000        1,510,340
     4.45%, 1/15/17 .........................................................................   1,125,000        1,190,565
  Harford County Mortgage Revenue, Greenbrier V Apartments Project, Refunding, FHA Insured,
    6.50%, 11/01/26 .........................................................................   3,000,000        3,115,890
  Howard County Mortgage Revenue, Normandy Woods III Apartments Project, Refunding, Series A,
    FHA Insured, 6.10%, 7/01/25 .............................................................   2,000,000        2,089,580
  Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 .   1,900,000        1,908,094
  Maryland State CDA, Department of Housing and Community Development Revenue,
     Housing, Series A, 6.00%, 7/01/32 ......................................................   4,000,000        4,183,280
     Residential, Series D, 5.25%, 9/01/29 ..................................................   4,460,000        4,548,843
     Series B, 5.35%, 9/01/30 ...............................................................   2,240,000        2,296,470
     SF Program, First Series, 5.00%, 4/01/17 ...............................................     220,000          226,877
     SF Program, Second Series, 5.00%, 4/01/17 ..............................................   3,000,000        3,095,370


                                                             Annual Report | 101

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS  (CONT.)
  Maryland State EDC, Utility Infrastructure Revenue, University College Park Project,
    AMBAC Insured, 5.00%, 7/01/19 ........................................................... $ 1,710,000     $  1,836,694
  Maryland State Energy Financing Administration Solid Waste Disposal Revenue, Limited
    Obligation, Wheelabrator Water Projects, 6.45%, 12/01/16 ................................   3,000,000        3,235,500
  Maryland State Health and Higher Educational Facilities Authority Revenue,
     Anne Arundel Health System, Series A, FSA Insured, 5.00%, 7/01/34 ......................   2,000,000        2,108,820
     Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ..............................   8,365,000        8,690,482
     Carroll County General Hospital, 6.00%, 7/01/26 ........................................   2,000,000        2,137,520
     Carroll County General Hospital, 5.80%, 7/01/32 ........................................   5,000,000        5,255,450
     Catholic Health Initiatives, Series A, 6.00%, 12/01/20 .................................   2,920,000        3,351,401
     Catholic Health Initiatives, Series A, 6.00%, 12/01/24 .................................   2,025,000        2,318,038
     Charity Obligation Group, Series A, 5.00%, 11/01/19 ....................................   1,515,000        1,568,464
     Charity Obligation Group, Series A, 5.00%, 11/01/29 ....................................   2,250,000        2,314,688
     Doctors Community Hospital, Refunding, 5.75%, 7/01/13 ..................................   3,000,000        3,036,000
     Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 .................................  11,000,000       11,940,060
     Johns Hopkins University Issue, Pre-Refunded, 6.00%, 7/01/39 ...........................   5,000,000        5,989,000
     Johns Hopkins, AMBAC Insured, 5.00%, 7/01/27 ...........................................     655,000          684,776
     Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24 ....................................   1,700,000        1,762,730
     Maryland Institute College of Art, 5.625%, 6/01/36 .....................................   3,600,000        3,763,944
     Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26 ...................   1,500,000        1,638,195
     Mercy Medical Center, Refunding, 5.625%, 7/01/31 .......................................   5,500,000        5,681,060
     North Arundel Hospital, 6.50%, 7/01/26 .................................................   1,000,000        1,124,770
     North Arundel Hospital, 6.50%, 7/01/31 .................................................   1,320,000        1,480,802
     Roland Park Place Project, Refunding, 5.625%, 7/01/18 ..................................   2,500,000        2,506,925
     Roland Park Place Project, Refunding, 5.625%, 7/01/24 ..................................   2,680,000        2,646,232
     University of Maryland Medical System, 6.75%, 7/01/30 ..................................  11,000,000       12,661,330
     University of Maryland Medical System, Series B, AMBAC Insured, 5.00%, 7/01/24 .........   1,500,000        1,592,925
     Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 .....................   5,000,000        5,268,050
     Upper Chesapeake Hospitals, Series A, FSA Insured, 5.125%, 1/01/33 .....................   7,100,000        7,339,980
  Maryland State Health And Higher Revenue, John Hopkins University, Series A,
    5.00%, 7/01/32 ..........................................................................  29,000,000       30,365,320
  Maryland State Stadium Authority Lease Revenue, Convention Center Expansion,
    AMBAC Insured, 5.875%, 12/15/14 .........................................................   4,655,000        4,916,285
  Maryland State Stadium Authority Sports Facilities Lease Revenue, AMBAC Insured,
     5.75%, 3/01/22 .........................................................................   5,000,000        5,452,050
     5.80%, 3/01/26 .........................................................................   2,045,000        2,222,588
  Maryland State Transportation Facilities Authority Revenue, Refunding, Series 1992,
    5.75%, 7/01/13 ..........................................................................   5,400,000        5,426,028
  Maryland Transportation Authority Revenue, AMBAC Insured, 5.00%, 3/01/27 ..................   8,000,000        8,415,760
  Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund, Series A,
    6.55%, 9/01/14 ..........................................................................     970,000          978,138
  Montgomery County GO, 4.75%, 2/01/17 ......................................................   5,000,000        5,387,950
  Montgomery County Housing Opportunities Commission MFHR, Series B, FHA Insured,
    6.00%, 7/01/37 ..........................................................................   2,500,000        2,614,425


102 |  Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS  (CONT.)
  Montgomery County Revenue Authority Golf Course System Revenue, Series A, Pre-Refunded,
    6.125%, 10/01/22 ........................................................................ $ 1,000,000     $  1,137,120
  Morgan State University Maryland and Aux Facilities Fees Revenue, Series A,
    FGIC Insured, 5.00%, 7/01/32 ............................................................   6,450,000        6,783,401
  Ocean City GO, Refunding, MBIA Insured, 5.75%,
     3/15/12 ................................................................................   1,880,000        1,920,646
     3/15/13 ................................................................................   1,120,000        1,144,214
     3/15/14 ................................................................................   1,180,000        1,205,512
  Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured,
    6.00%, 9/15/14 ..........................................................................   2,050,000        2,142,886
  Prince George's County GO, Consolidated Public Improvement,
     4.40%, 9/15/22 .........................................................................  10,000,000       10,202,900
     MBIA Insured, 5.00%, 4/15/18 ...........................................................   2,100,000        2,255,484
  Prince George's County IDA, Lease Revenue, Upper Marlboro Justice-B, MBIA Insured,
    4.75%, 6/30/30 ..........................................................................   4,000,000        4,090,520
  Prince George's County Parking Authority Revenue, Justice Center Facilities Project,
    Refunding, 6.45%, 5/01/05 ...............................................................     500,000          504,405
  Prince George's County PCR, Potomac Electric Project, Refunding,
     6.00%, 9/01/22 .........................................................................   1,200,000        1,217,040
     6.375%, 1/15/23 ........................................................................   2,975,000        3,013,824
  Puerto Rico Commonwealth GO, Public Improvement,
     Refunding, FSA Insured, 5.25%, 7/01/27 .................................................   2,535,000        2,722,743
     Refunding, FSA Insured, 5.125%, 7/01/30 ................................................   7,230,000        7,671,102
     Series A, FGIC Insured, 5.00%, 7/01/32 .................................................   5,000,000        5,271,150
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Refunding, Series D, FSA Insured, 5.00%, 7/01/32 .......................................   1,000,000        1,054,230
     Series D, 5.25%, 7/01/38 ...............................................................   5,000,000        5,264,850
     Series G, 5.00%, 7/01/33 ...............................................................   7,000,000        7,247,590
     Series Y, FSA insured, 5.00%, 7/01/36 ..................................................   2,000,000        2,148,640
  Puerto Rico Electric Power Authority Revenue,
     Series HH, FSA Insured, 5.25%, 7/01/29 .................................................  10,780,000       11,553,788
     Series II, 5.25%, 7/01/31 ..............................................................   3,000,000        3,188,460
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.25%, 7/01/36 ..................   2,000,000        2,113,060
  St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project, Series A,
    AMBAC Insured, 5.55%, 9/01/30 ...........................................................   2,000,000        2,185,140
  University of Maryland Auxiliary Facilities System and Tuition Revenue, Series A,
    5.60%, 4/01/16 ..........................................................................   1,000,000        1,069,190
  Virgin Islands PFAR,
     Gross Receipts Taxes, Loan Note, FSA Insured, 5.00%, 10/01/22 ..........................   2,000,000        2,169,260
     senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .....................   1,700,000        1,797,886
     senior lien, Refunding, Series A, 5.50%, 10/01/14 ......................................   3,300,000        3,559,908


                                                             Annual Report | 103

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS  (CONT.)
  Westminster Education Facility Revenue, McDaniel College, 5.50%,
     4/01/27 ................................................................................ $   425,000     $    441,159
     4/01/32 ................................................................................   1,500,000        1,554,915
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $360,153,645) ...........................................                  384,607,552
                                                                                                              ------------
  SHORT TERM INVESTMENTS .2%
a Baltimore County Revenue, Oak Crest Village Inc. Project, Series A, Weekly VRDN and Put,
    .96%, 1/01/29 ...........................................................................     100,000          100,000
a Frederick County GO, BAN, Weekly VRDN and Put, .96%, 10/01/07 .............................     585,000          585,000
                                                                                                              ------------
  TOTAL SHORT TERM INVESTMENTS (COST $685,000) ..............................................                      685,000
                                                                                                              ------------
  TOTAL INVESTMENTS (COST $360,838,645) 98.8% ...............................................                  385,292,552
  OTHER ASSETS, LESS LIABILITIES 1.2% .......................................................                    4,682,944
                                                                                                              ------------
  NET ASSETS 100.0% .........................................................................                 $389,975,496
                                                                                                              ============


See Glossary of Terms on page 125.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


104 |  See notes to financial statements.  |  Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $12.23       $12.00     $11.77      $11.02      $12.19
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .55          .58        .58         .60         .60

 Net realized and unrealized gains (losses) ...........       .21          .23        .24         .75       (1.15)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .76          .81        .82        1.35        (.55)
                                                        ------------------------------------------------------------

Less distributions from:

 Net investment income ................................      (.55)        (.58)      (.59)       (.60)       (.61)

 Net realized gains ...................................        --           --         --          --        (.01)
                                                        ------------------------------------------------------------

Total distributions ...................................      (.55)        (.58)      (.59)       (.60)       (.62)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $12.44       $12.23     $12.00      $11.77      $11.02
                                                        ============================================================

Total return b ........................................     6.38%        6.90%      7.13%      12.50%     (4.62)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................  $499,238     $468,008   $425,795    $373,190    $346,649

Ratios to average net assets:

 Expenses .............................................      .67%         .67%       .68%        .69%        .69%

 Net investment income ................................     4.50%        4.72%      4.91%       5.22%       5.16%

Portfolio turnover rate ...............................    25.04%       18.73%     22.80%      38.38%      18.43%


a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.


                                                             Annual Report | 105

Franklin Tax-Free Trust

FRANKLIN MISSOURI TAX-FREE INCOME FUND (CONTINUED)

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $12.29       $12.06     $11.82      $11.06      $12.24
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .48          .51        .52         .54         .53

 Net realized and unrealized gains (losses) ...........       .21          .23        .24         .75       (1.16)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .69          .74        .76        1.29        (.63)
                                                        ------------------------------------------------------------

Less distributions from:

 Net investment income ................................      (.48)        (.51)      (.52)       (.53)       (.54)

 Net realized gains ...................................        --           --         --          --        (.01)
                                                        ------------------------------------------------------------

Total distributions ...................................      (.48)        (.51)      (.52)       (.53)       (.55)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $12.50       $12.29     $12.06      $11.82      $11.06
                                                        ============================================================

Total return b ........................................     5.75%        6.29%      6.61%      11.94%     (5.21)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $60,208      $55,608    $41,013     $28,695     $23,537

Ratios to average net assets:

 Expenses .............................................     1.25%        1.19%      1.23%       1.24%       1.24%

 Net investment income ................................     3.92%        4.20%      4.36%       4.67%       4.62%

Portfolio turnover rate ...............................    25.04%       18.73%     22.80%      38.38%      18.43%


a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.


106 |  See notes to financial statements.  |  Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 100.6%
  BI State Development Agency Revenue, Missouri Illinois Metropolitan District,
   a Metrolink Cross County Project, Series B, FSA Insured, 5.00%, 10/01/32 ................. $22,280,000     $ 23,475,099
     St. Clair County Metrolink Extension, Series A, MBIA Insured, 5.00%, 7/01/28 ...........   1,750,000        1,820,087
  Boone County IDA, Health Care Revenue, Retirement Center Project, GNMA Secured,
    5.70%, 10/20/22 .........................................................................   1,515,000        1,642,108
  Cape Girardeau County IDA,
     Health Care Facilities Revenue, St. Francis Medical Center, Series A, 5.50%, 6/01/27 ...   6,350,000        6,577,457
     Health Care Facilities Revenue, St. Francis Medical Center, Series A, 5.50%, 6/01/32 ...   5,000,000        5,167,900
     Solid Waste Disposal Revenue, Procter and Gamble Paper Products, 5.30%, 5/15/28 ........   6,875,000        7,102,562
  Childrens Trust Fund Tobacco Settlement Revenue, Pre-Refunded, 6.00%, 7/01/26 .............   2,785,000        3,370,240
  Curators University System Facilities Revenue, Series A, 5.00%, 11/01/31 ..................  17,845,000       18,779,721
  Florissant COP, FGIC Insured, 5.00%, 8/01/22 ..............................................   1,285,000        1,375,965
  Franklin County Public Water Supply District No. 3 COP, Series B, FGIC Insured,
    5.00%, 12/01/32 .........................................................................   3,715,000        3,899,858
  Grandview COP, FGIC Insured, 5.00%, 1/01/23 ...............................................   2,410,000        2,567,325
  Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, GNMA Secured,
    6.10%, 9/20/26 ..........................................................................   1,745,000        1,828,376
  Hickory County School District R-1 Skyline GO, Direct Deposit Program, 6.05%, 3/01/20 .....   1,100,000        1,282,681
  High Ridge Fire Protection District GO, FSA Insured, 5.375%, 11/01/20 .....................   1,000,000        1,090,060
  Howard Bend Levee District Special Tax,
     5.65%, 3/01/13 .........................................................................   1,000,000        1,090,770
     5.85%, 3/01/19 .........................................................................   4,000,000        4,284,120
  Jackson County Consolidated School District No. 2 GO, Direct Deposit Program, 5.20%,
    3/01/20 .................................................................................   2,000,000        2,137,620
  Jackson County Reorganized School District No. 7 Lees Summit GO, Direct Deposit,
    Refunding and Improvement, FSA Insured, 5.00%, 3/01/21 ..................................   5,700,000        6,123,054
  Jackson County Special Obligation Revenue, MBIA Insured, 5.00%, 12/01/27 ..................   4,605,000        4,851,321
  Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program, 6.00%,
    3/01/20 .................................................................................   1,025,000        1,198,071
  Jefferson County Conservation Public Water Supply District No. C-1 Waterworks Revenue,
    AMBAC Insured, 5.00%, 12/01/26 ..........................................................   4,500,000        4,698,495
  Kansas City IDA, MFHR, Mews Apartments Project, Series A, FNMA Insured, 6.30%, 7/01/20 ....   3,345,000        3,474,853
  Kansas City Land Clearance Redevelopment Authority Lease Revenue, Municipal Auditorium
    and Muehlebach Hotel, Series A, FSA Insured, 5.90%, 12/01/18 ............................   5,000,000        5,488,500
  Kansas City MAC Revenue,
     6.50%, 3/01/14 .........................................................................   7,790,000        7,790,000
     Leasehold Roe Bartle, Refunding, Series A, MBIA Insured, 5.00%, 4/15/20 ................  10,000,000       10,391,800
  Lake of the Ozarks Community Board Corp. Bridge System Revenue,
     Pre-Refunded, 6.25%, 12/01/16 ..........................................................   2,000,000        2,301,660
     Pre-Refunded, 6.40%, 12/01/25 ..........................................................   7,000,000        8,073,660
     Refunding, 5.25%, 12/01/14 .............................................................     750,000          753,742
     Refunding, 5.25%, 12/01/26 .............................................................     800,000          734,336


                                                             Annual Report | 107

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Lee's Summit IDAR,
     John Knox Village Project, 6.55%, 8/15/10 .............................................. $ 1,000,000     $  1,051,090
     John Knox Village Project, 6.625%, 8/15/13 .............................................   2,000,000        2,098,480
     John Knox Village Project, 5.70%, 8/15/22 ..............................................   1,500,000        1,584,045
     MFHR, Crossroads Apartment Project, Series A, FSA Insured, 6.15%, 10/01/29 .............   2,695,000        2,850,825
  Lee's Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/22 .............   1,995,000        2,135,009
  Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery
    Foundation, Series A, MBIA Insured, 5.00%, 12/01/30 .....................................   9,500,000        9,971,770
  Missouri School Board Association COP, Pooled Finance Program,
     Series A-3, MBIA Insured, 7.875%, 3/01/06 ..............................................       5,000            5,150
     Series A-5, MBIA Insured, 7.375%, 3/01/06 ..............................................      20,000           20,607
  Missouri School Board Association Lease COP, Republic R-3 School District Project,
    Refunding, FSA Insured, 6.00%, 3/01/16 ..................................................   2,220,000        2,413,739
  Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA Insured,
    5.50%, 4/01/23 ..........................................................................   1,200,000        1,331,016
  Missouri State Board of Public Buildings State Office Building, Special Obligation,
    Series A, 5.125%, 5/01/26 ...............................................................   3,960,000        4,174,276
  Missouri State Board of Public Buildings, Special Obligation Revenue, Series A,
     5.00%, 10/15/27 ........................................................................   4,905,000        5,172,862
     4.75%, 10/15/28 ........................................................................   3,800,000        3,888,236
  Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown
    Redevelopment Project, Series A, MBIA Insured, 5.75%, 4/01/22 ...........................  10,000,000       11,398,000
  Missouri State Development Finance Board Recreation Facilities Revenue, YMCA
    Greater St. Louis Project, Series A, 5.40%, 9/01/18 .....................................   7,420,000        8,001,580
  Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and
    Gamble Paper Product, 5.20%, 3/15/29 ....................................................   3,000,000        3,284,820
  Missouri State Environmental Improvement and Energy Resources Authority PCR,
    National Rural Association, Electric Project, Series G-6, AMBAC Insured, 5.85%,
    2/01/13 .................................................................................   2,100,000        2,252,229
  Missouri State Environmental Improvement and Energy Resources Authority Water PCR,
     Revolving Fund Program, Series A, 7.00%, 10/01/10 ......................................     750,000          753,510
     Revolving Fund Program, Series B, 7.125%, 12/01/10 .....................................     330,000          331,475
     Revolving Fund Program, Series B, Pre-Refunded, 7.20%, 7/01/16 .........................   1,155,000        1,201,766
     State Revolving Fund Program, Series B, 6.05%, 7/01/16 .................................     485,000          502,324
     State Revolving Fund Program, Series B, 5.50%, 7/01/21 .................................   1,440,000        1,621,368
     State Revolving Fund Program, Series B, FSA Insured, Pre-Refunded, 6.05%, 7/01/16 ......     515,000          533,921
     State Revolving Fund, Series A, 5.75%, 1/01/16 .........................................     150,000          162,651
     State Revolving, Series A, 6.55%, 7/01/14 ..............................................     890,000          901,908
     State Revolving, Series B, 5.80%, 1/01/15 ..............................................     125,000          132,034
     State Revolving, Series B, 7.20%, 7/01/16 ..............................................     845,000          878,344
  Missouri State GO,
     State Water Pollution Control, Series A, 5.00%, 6/01/26 ................................   3,785,000        3,931,479
     Stormwater Control, Series A, 5.00%, 6/01/26 ...........................................   1,895,000        1,968,336
  Missouri State HDC,
     MFHR, FHA Insured, 8.50%, 12/01/29 .....................................................      75,000           76,007
     SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 ..........................     590,000          612,733
     SFMR, Series B, GNMA Secured, 6.10%, 9/01/14 ...........................................     780,000          811,403
     SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 ...........................................     520,000          542,558


 108|  Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
     Maryville University of St. Louis Project, 6.50%, 6/15/22 .............................. $ 1,750,000     $  1,920,502
     Maryville University of St. Louis Project, 6.75%, 6/15/30 ..............................   4,500,000        4,947,705
     Washington University, 5.00%, 11/15/37 .................................................   9,150,000        9,478,485
     Washington University, Refunding, Series B, 5.00%, 3/01/30 .............................  14,000,000       14,569,380
     Washington University, Series B, Pre-Refunded, 6.00%, 3/01/30 ..........................  13,550,000       16,291,707
     Webster University, MBIA Insured, 5.30%, 4/01/27 .......................................   8,000,000        8,579,280
  Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
     Children's Mercy Hospital, 5.30%, 5/15/28 ..............................................  12,420,000       12,715,223
     Freeman Health Systems Project, 5.25%, 2/15/28 .........................................   2,750,000        2,758,277
     Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11 .................................     700,000          722,827
     Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14 .................................   1,990,000        2,055,610
     Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15 ............................   4,000,000        4,141,280
     Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25 ............................   3,250,000        3,356,275
     Lake of the Ozarks General Hospital, 6.25%, 2/15/11 ....................................     410,000          432,415
     Lake of the Ozarks General Hospital, Pre-Refunded, 6.25%, 2/15/11 ......................     840,000          936,524
     Lake of the Ozarks General Hospital, Pre-Refunded, 6.50%, 2/15/21 ......................     670,000          750,903
     Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 .........................     330,000          343,692
     Lake Regional Health Systems Project, 5.60%, 2/15/25 ...................................   1,250,000        1,293,325
     Lake Regional Health Systems Project, 5.70%, 2/15/34 ...................................   2,750,000        2,860,000
     Lutheran Senior Services, Refunding, 5.875%, 2/01/23 ...................................   1,000,000        1,032,800
     Lutheran Senior Services, Series A, 6.375%, 2/01/27 ....................................   4,000,000        4,145,600
     St. Luke's Episcopal, Presbyterian Hospital, FSA Insured, 5.25%, 12/01/26 ..............   8,500,000        9,120,330
  Missouri State Health and Educational Facilities Authority Revenue,
     Series A, 5.00%, 2/15/33 ...............................................................  11,125,000       11,664,563
     SSM Healthcare System, Series A, AMBAC Insured, 5.25%, 6/01/28 .........................  16,385,000       17,431,346
  Missouri State Highways and Transportation Commission State Road Revenue, Series A,
    5.00%,
     2/01/21 ................................................................................  10,000,000       10,672,100
     2/01/22 ................................................................................   3,000,000        3,182,820
  Missouri State Housing Development Commission Revenue, SF, Homeowner Loan,
    Series C-1, GNMA Secured,
     5.90%, 9/01/25 .........................................................................   3,360,000        3,516,475
     5.95%, 3/01/28 .........................................................................   2,375,000        2,488,074
  Moberly Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/28 .............................   2,055,000        2,161,223
  Monarch-Chesterfield Levee District Revenue, MBIA Insured, 5.75%, 3/01/19 .................   1,920,000        2,224,915
  North Kansas City Hospital Revenue,
     North Kansas City Hospital, Series A, FSA Insured, 5.00%, 11/15/20 .....................   1,000,000        1,078,020
     Series A, FSA Insured, 5.00%, 11/15/21 .................................................   1,000,000        1,070,550
     Series A, FSA Insured, 5.00%, 11/15/22 .................................................   1,000,000        1,063,140
     Series A, FSA Insured, 5.00%, 11/15/28 .................................................   1,965,000        2,061,894
     Series A, FSA Insured, 5.125%, 11/15/33 ................................................   2,755,000        2,920,080
  Northeast State University Recreational Facility Revenue, Campus Recreational
    Center Project, AMBAC Insured, 5.80%, 6/01/15 ...........................................   1,000,000        1,050,240
  Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 ............................................................      30,000           32,530
  Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.375%, 7/01/28 ................   3,000,000        3,212,370

                                                             Annual Report | 109

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
    Refunding,
     Series AA, 5.00%, 7/01/35 .............................................................. $ 1,800,000     $  1,863,666
     Series Y, 5.50%, 7/01/36 ...............................................................  11,750,000       13,051,783
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Series D, 5.375%, 7/01/36 ..............................................................   2,500,000        2,680,875
     Series G, 5.00%, 7/01/33 ...............................................................   6,450,000        6,678,137
     Series G, 5.00%, 7/01/42 ...............................................................   7,500,000        7,736,475
  Puerto Rico Electric Power Authority Power Revenue, Series NN, 5.125%, 7/01/29 ............  11,750,000       12,349,368
  Puerto Rico Electric Power Authority Revenue, Series II, 5.25%, 7/01/31 ...................  10,000,000       10,628,200
  Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .......................     165,000          165,964
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control
    Facilities Financing Authority Industrial Revenue, Guaynabo Municipal Government,
     5.625%, 7/01/22 ........................................................................   2,500,000        2,605,850
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 .................   8,035,000        8,616,332
  Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 ......   1,600,000        1,698,624
  Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
     5.625%, 8/15/18 ........................................................................   3,000,000        2,809,620
     5.70%, 8/15/28 .........................................................................   5,250,000        4,792,620
  Springfield Public Building Corp. Leasehold Revenue, Springfield Recreational, Series B,
    AMBAC Insured,
     6.125%, 6/01/21 ........................................................................   3,230,000        3,818,861
     6.15%, 6/01/25 .........................................................................   3,645,000        4,289,655
  Springfield School District No. R 12 GO, Missouri Direct Deposit Program, 5.85%, 3/01/20 ..   1,500,000        1,740,090
  St. Charles County Public Water Supply District No. 2, COP, Missouri Project,
     Series A, MBIA Insured, 5.25%, 12/01/28 ................................................   1,000,000        1,070,790
  St. Louis Airport Revenue,
     Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/26 ....................   5,000,000        5,208,150
     Airport Development Program, Series A, MBIA Insured, 5.25%, 7/01/31 ....................  18,835,000       19,960,580
     Capital Improvement Program, Series A, MBIA Insured, 5.00%, 7/01/32 ....................   2,540,000        2,650,541
  St. Louis County Housing Authority MFHR, Kensington Square Apartments Project,
     Refunding,
     6.55%, 3/01/14 .........................................................................   1,000,000        1,003,520
     6.65%, 3/01/20 .........................................................................   2,750,000        2,854,280
  St. Louis County IDA,
     Health Facilities Revenue, Jewish Center Healthcare, GNMA Secured, 5.40%, 2/20/31 ......   1,000,000        1,036,360
     Health Facilities Revenue, Jewish Center Healthcare, GNMA Secured, 5.50%, 2/20/36 ......  10,460,000       11,181,845
     Health Facilities Revenue, Mary Queen Healthcare, GNMA Secured, 5.375%, 9/20/31 ........   3,310,000        3,505,952
     Health Facilities Revenue, Mother of Perpetual Help, GNMA Secured, 6.40%, 8/01/35 ......   1,895,000        2,053,214
     MFHR, Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 .........................   1,095,000        1,127,500
     MFHR, South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 .......   1,250,000        1,317,800
  St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 ..................   1,500,000        1,396,905
  St. Louis IDA,
     Elderly Housing Revenue, Centenary Towers Apartments Project, 6.55%, 4/01/19 ...........   1,000,000        1,037,850
     Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project, 5.875%,
      11/01/26 ..............................................................................   1,100,000        1,136,212
  St. Louis Municipal Finance Corp. Leasehold Revenue,
     Carnahan Courthouse, Series A, FGIC Insured, 5.125%, 2/15/27 ...........................   4,750,000        5,024,503
     City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 ...........................   1,000,000        1,176,100


110 |  Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association,
     5.30%, 5/15/18 ......................................................................... $ 3,000,000     $  3,044,040
     5.40%, 5/15/28 .........................................................................   1,500,000        1,489,860
  Taney County Reorganized School District GO, No. R-V Hollister, Refunding, FSA Insured,
    5.00%, 3/01/20 ..........................................................................   1,300,000        1,410,682
  University of Missouri Revenue,
     System Facilities, Pre-Refunded, 5.80%, 11/01/27 .......................................   1,000,000        1,153,920
     System Facilities, Refunding, Series B, 5.00%, 11/01/27 ................................   7,865,000        8,257,306
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
     5.40%, 10/01/12 ........................................................................   2,500,000        2,705,125
     5.50%, 10/01/22 ........................................................................   2,500,000        2,598,475
  West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding,
     5.50%, 11/15/12 ........................................................................   1,000,000        1,011,110
     5.60%, 11/15/17 ........................................................................   1,700,000        1,649,255
     5.65%, 11/15/22 ........................................................................   1,500,000        1,414,005
  West Plains Waterworks System Revenue, AMBAC Insured, 5.625%, 3/01/21 .....................   1,250,000        1,410,513
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $524,873,454) ...........................................                  562,661,985
                                                                                                              -------------
  SHORT TERM INVESTMENTS .4%
b Berkeley IDA, IDR, Flight Safety International Inc. Project, Weekly VRDN & Put, .94%,
    9/01/04 .................................................................................     900,000          900,000
b Kansas City IDAR, Ewing Marion Kauffmam, Series A, Daily VRDN and Put, .98%, 4/01/27 ......     700,000          700,000
b Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, .89%, 12/01/15 .....................................................     300,000          300,000
b Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, .92%, 7/01/28 .............................     400,000          400,000
                                                                                                              -------------
  TOTAL SHORT TERM INVESTMENTS (COST $2,300,000) ............................................                    2,300,000
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $527,173,454) 101.0% ..............................................                  564,961,985
  OTHER ASSETS, LESS LIABILITIES (1.0)% .....................................................                   (5,515,939)
                                                                                                              -------------
  NET ASSETS 100.0% .........................................................................                 $559,446,046
                                                                                                              =============


See Glossary of Terms on page 125.

a See Note 1 regarding securities purchased on a delayed delivery basis.
b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                        Annual Report | See notes to financial statements. | 111

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $12.24       $11.96     $11.78      $11.04      $12.16
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .55          .56        .58         .60         .60

 Net realized and unrealized gains (losses) ...........       .18          .28        .19         .73       (1.12)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .73          .84        .77        1.33        (.52)
                                                        ------------------------------------------------------------

Less distributions from net investment income .........      (.55)        (.56)      (.59)       (.59)       (.60)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $12.42       $12.24     $11.96      $11.78      $11.04
                                                        ============================================================

Total return b ........................................     6.10%        7.23%      6.74%      12.38%     (4.37)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................  $413,438     $418,196   $388,400    $342,402    $315,101

Ratios to average net assets:

 Expenses .............................................      .67%         .66%       .69%        .69%        .68%

 Net investment income ................................     4.49%        4.65%      4.89%       5.25%       5.18%

Portfolio turnover rate ...............................     7.67%        7.69%     10.85%       9.61%      21.07%


a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.


112 |  Annual Report

Franklin Tax-Free Trust

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND (CONTINUED)

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $12.35       $12.05     $11.87      $11.12      $12.24
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .48          .50        .52         .54         .54

 Net realized and unrealized gains (losses) ...........       .19          .30        .19         .74       (1.13)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .67          .80        .71        1.28        (.59)
                                                        ------------------------------------------------------------

Less distributions from net investment income .........      (.48)        (.50)      (.53)       (.53)       (.53)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $12.54       $12.35     $12.05      $11.87      $11.12
                                                        ============================================================


Total return b ........................................     5.52%        6.76%      6.09%      11.79%     (4.88)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $82,420      $76,400    $57,881     $43,476     $38,577

Ratios to average net assets:

 Expenses .............................................     1.25%        1.19%      1.24%       1.24%       1.23%

 Net investment income ................................     3.91%        4.12%      4.34%       4.70%       4.63%

Portfolio turnover rate ...............................     7.67%        7.69%     10.85%       9.61%      21.07%


a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.


                        Annual Report | See notes to financial statements. | 113

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.8%
  Appalachian State University Revenue, Teachers College Utility System,
     MBIA Insured, Pre-Refunded, 6.10%, 5/15/13 ............................................. $ 1,075,000     $  1,107,701
     Refunding, MBIA Insured, 5.00%, 5/15/24 ................................................   3,000,000        3,151,350
  Asheville Water System Revenue,
     FGIC Insured, 5.70%, 8/01/25 ...........................................................   4,000,000        4,396,800
     FSA Insured, 5.00%, 8/01/25 ............................................................   1,000,000        1,055,680
  Broad River Water Authority Water System Revenue, MBIA Insured, 5.375%, 6/01/26 ...........   1,000,000        1,086,530
  Buncombe County Metropolitan Sewer District Sewer System Revenue,
     FSA Insured, 5.00%, 7/01/29 ............................................................   5,000,000        5,233,850
     MBIA Insured, 5.00%, 7/01/26 ...........................................................   1,000,000        1,053,820
  Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 .......   5,115,000        5,478,523
  Charlotte Airport Revenue, Series B, MBIA Insured, 6.00%,
     7/01/24 ................................................................................   4,000,000        4,557,080
     7/01/28 ................................................................................   6,300,000        7,144,389
  Charlotte COP,
     Convention Facility Project, 5.625%, 12/01/25 ..........................................   7,230,000        7,964,351
     Governmental Facilities Projects, Series G, 5.00%, 6/01/28 .............................   3,000,000        3,128,370
  Charlotte GO, Series C, 5.00%, 7/01/27 ....................................................   2,010,000        2,101,777
  Charlotte Storm Water Fee Revenue, Refunding, 5.00%, 6/01/25 ..............................   1,000,000        1,059,130
  Charlotte Water and Sewer GO, 5.00%, 2/01/21 ..............................................   4,000,000        4,270,560
  Charlotte Water and Sewer System Revenue,
     5.125%, 6/01/26 ........................................................................   6,000,000        6,361,560
     Pre-Refunded, 5.25%, 6/01/24 ...........................................................   3,000,000        3,474,300
     Pre-Refunded, 5.25%, 6/01/25 ...........................................................   3,950,000        4,620,552
  Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
     5.90%, 1/15/16 .........................................................................   3,465,000        3,718,084
     Carolinas Healthcare System, Refunding, Series A, 5.00%, 1/15/31 .......................   5,000,000        5,143,800
     Carolinas Healthcare System, Series A, 5.125%, 1/15/22 .................................   8,000,000        8,222,960
  Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
    5.50%, 5/15/39 ..........................................................................   7,000,000        6,469,610
  Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue,
    International Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 ...................   1,450,000        1,536,666
  Concord COP, Series B, MBIA Insured,
     5.75%, 6/01/16 .........................................................................   1,475,000        1,638,194
     6.125%, 6/01/21 ........................................................................   2,180,000        2,436,041
  Cumberland County COP, Civic Center Project,
     Refunding, AMBAC Insured, 5.00%, 12/01/18 ..............................................   3,000,000        3,228,630
     Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/19 .................................   3,500,000        3,711,995
     Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/24 .................................   3,765,000        3,993,046
  Cumberland County Finance Corp. Installment Payment Revenue, Detention Center and Mental
    Health, FSA Insured, Pre-Refunded, 5.625%, 6/01/24 ......................................   5,000,000        5,959,900
  Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
    Refunding, 5.25%, 10/01/29 ..............................................................   5,250,000        5,358,255
  Dare County COP, AMBAC Insured,
     5.125%, 6/01/21 ........................................................................     650,000          711,347
     5.00%, 6/01/23 .........................................................................   3,000,000        3,205,650
  Durham County Enterprise System Revenue, MBIA Insured, 5.00%, 6/01/23 .....................   1,670,000        1,789,889
  Durham County GO, Public Improvement, 5.00%, 6/01/22 ......................................   2,000,000        2,131,920


114 |  Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 ........................................ $ 1,250,000     $  1,311,425
  Gastonia Combined Utilities System Revenue,
     FSA Insured, 5.00%, 5/01/25 ............................................................   1,000,000        1,054,040
     MBIA Insured, 5.625%, 5/01/19 ..........................................................   1,000,000        1,145,220
  Greensboro Enterprise Systems Revenue, Series A, 5.125%,
     6/01/21 ................................................................................     390,000          420,260
     6/01/22 ................................................................................     350,000          375,102
  Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 .......   1,320,000        1,327,379
  Halifax County Industrial Facilities and PCFA Revenue, Champion International
    Corp. Project,
     5.45%, 11/01/33 ........................................................................   4,000,000        3,947,560
     Refunding, 6.45%, 11/01/29 .............................................................   3,900,000        4,167,228
  Harnett County COP, FSA Insured, 5.125%, 12/01/23 .........................................   1,000,000        1,084,710
  Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue,
    Champion International Project, 6.25%, 9/01/25 ..........................................   2,000,000        2,058,600
  Henderson County COP, Henderson County School Project, AMBAC Insured, 5.00%, 3/01/21 ......   1,000,000        1,076,950
  Kinston Housing Authority Mortgage Revenue, Kinston Towers Project, Refunding, 6.75%,
    12/01/18 ................................................................................   3,155,000        3,243,151
  Martin County Industrial Facilities and PCFA Revenue,
     Pollution Control, Weyerhaeuser Co. Project, Refunding, 6.375%, 1/01/10 ................   3,000,000        3,046,020
     Solid Waste, Weyerhaeuser Co. Project, 5.65%, 12/01/23 .................................   2,000,000        2,006,060
     Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 .................................   5,400,000        5,491,530
  Mecklenburg County GO, Public Improvement, Series B, 4.70%, 2/01/20 .......................   3,000,000        3,134,910
  New Hanover County COP, New Hanover County Projects, AMBAC Insured, 5.00%, 12/01/22 .......   5,000,000        5,384,000
  North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
    Meredith College,
     5.00%, 4/01/33 .........................................................................   3,000,000        3,142,560
     AMBAC Insured, 4.875%, 6/01/24 .........................................................   1,000,000        1,038,450
  North Carolina Eastern Municipal Power Agency Power System Revenue,
     Refunding, Series A, 6.50%, 1/01/18 ....................................................   3,000,000        3,609,030
     Refunding, Series A, 5.75%, 1/01/26 ....................................................  10,000,000       10,505,200
     Refunding, Series D, 6.75%, 1/01/26 ....................................................   5,000,000        5,603,800
     Series B, MBIA Insured, 5.875%, 1/01/21 ................................................   5,000,000        5,631,900
  North Carolina Educational Facilities Finance Agency Revenue, Duke University Project,
    Series A, 5.25%, 7/01/42 ................................................................  10,000,000       10,660,400
  North Carolina HFA,
     MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 ......................   2,230,000        2,316,546
     MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 .................................   2,780,000        2,881,109
     MF, Refunding, Series J, 5.45%, 7/01/17 ................................................   2,175,000        2,276,725
     Refunding, Series F, 6.70%, 1/01/27 ....................................................   3,945,000        4,061,259
     SF, Refunding, Series DD, 6.20%, 9/01/27 ...............................................   1,805,000        1,857,471
     SF, Series JJ, 6.45%, 9/01/27 ..........................................................   2,620,000        2,736,695
     SFR, Series AA, 6.25%, 3/01/17 .........................................................     505,000          521,261
     SFR, Series RR, 5.85%, 9/01/28 .........................................................   3,170,000        3,281,489
     SFR, Series X, 6.65%, 9/01/19 ..........................................................     795,000          813,038
  North Carolina Medical Care Commission Health Care Facilities Revenue,
     Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 ..............   1,000,000        1,069,690
     Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 ..............   5,500,000        5,745,520
     Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/19 ..................     630,000          685,478
     Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/29 ..................   1,220,000        1,303,973


                                                             Annual Report | 115

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  North Carolina Medical Care Commission Health Care Facilities Revenue, (cont.)
     Wakemed Project, AMBAC Insured, 5.00%, 10/01/32 ........................................ $ 4,205,000     $  4,411,087
  North Carolina Medical Care Commission Health System Revenue, Catholic Health
    East Project, Series C, AMBAC Insured, 5.00%, 11/15/18 ..................................   2,500,000        2,694,750
  North Carolina Medical Care Commission Hospital Revenue,
     Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22 ....................   1,920,000        2,186,285
     Annie Penn Memorial Hospital Project, Refunding, ETM, 5.25%, 1/01/12 ...................   1,940,000        2,201,822
     Halifax Regional Medical Center Project, 5.00%, 8/15/18 ................................   1,500,000        1,499,955
     Halifax Regional Medical Center Project, 5.00%, 8/15/24 ................................   2,800,000        2,642,416
     Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 .............   5,000,000        5,222,650
     Northeast Medical Center, AMBAC Insured, 5.50%, 11/01/30 ...............................   1,580,000        1,746,026
     Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ..................................   2,780,000        2,979,521
     Southeastern Regional Medical Center, 6.25%, 6/01/29 ...................................   4,000,000        4,279,960
     Southeastern Regional Medical Center, 5.375%, 6/01/32 ..................................   3,500,000        3,598,525
     Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 ...............   1,090,000        1,065,835
     Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 ....................  10,825,000       11,571,708
     Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 ...........   5,000,000        5,552,500
  North Carolina Medical Care Community Revenue, FHA Insured Betsy Johnson Project, FSA
    Insured, 5.125%, 10/01/32 ...............................................................   4,500,000        4,767,030
  North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Series A,
    MBIA Insured,
    5.00%, 1/01/20 ..........................................................................   2,000,000        2,120,020
    5.25%, 1/01/19 ..........................................................................   5,000,000        5,523,350
  North Carolina State COP, Western Carolina University Housing Project, AMBAC Insured,
    5.00%, 6/01/33 ..........................................................................   1,500,000        1,578,135
  North Carolina State Education Assistance Authority Revenue, Guaranteed, Student Loan,
    sub. lien,
     Series A, 6.05%, 7/01/10 ...............................................................   3,310,000        3,466,100
     Series A, 6.30%, 7/01/15 ...............................................................   1,500,000        1,562,385
     Series C, 6.35%, 7/01/16 ...............................................................   4,500,000        4,744,350
  North Carolina University Revenue, 5.00%, 12/01/28 ........................................   2,000,000        2,112,000
  Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 6/01/15 ............   2,000,000        2,063,200
  Piedmont Triad Airport Authority Airport Revenue, Refunding, Series A, FSA Insured,
    6.00%, 7/01/24 ..........................................................................   5,745,000        6,596,754
  Pitt County COP,
     MBIA Insured, 5.85%, 4/01/17 ...........................................................   5,055,000        5,736,313
     School Facilities Project, Series A, FSA Insured, 5.25%, 4/01/25 .......................   1,670,000        1,797,521
     School Facilities Project, Series B, FSA Insured, 5.50%, 4/01/25 .......................   1,000,000        1,109,750
  Puerto Rico Commonwealth GO,
     Pre-Refunded, 6.45%, 7/01/17 ...........................................................   8,050,000        8,316,133
     Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 ............................   8,750,000        9,283,837
     Public Improvement, Series A, 5.00%, 7/01/27 ...........................................   5,000,000        5,178,750
     Public Improvement, Series A, 5.375%, 7/01/28 ..........................................   7,330,000        7,848,891
     Public Improvement, Series A, 5.125%, 7/01/31 ..........................................   5,000,000        5,202,400
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Refunding, Series D, FSA Insured, 5.00%, 7/01/32 .......................................   5,000,000        5,271,150
     Refunding, Series H, 5.00%, 7/01/35 ....................................................   4,280,000        4,431,384


116 |  Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue, (cont.)
     Series A, MBIA Insured, 5.00%, 7/01/38 ................................................. $ 2,000,000     $  2,081,720
     Series D, 5.375%, 7/01/36 ..............................................................   5,000,000        5,361,750
     Series D, 5.25%, 7/01/38 ...............................................................   3,000,000        3,158,910
     Series G, 5.00%, 7/01/33 ...............................................................   2,000,000        2,070,740
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
    Series A,
     7.50%, 7/01/09 .........................................................................      15,000           15,057
     AMBAC Insured, 5.00%, 7/01/28 ..........................................................  10,000,000       10,372,100
  Puerto Rico Electric Power Authority Revenue,
     Series II, 5.25%, 7/01/31 ..............................................................   6,000,000        6,376,920
     Series X, Pre-Refunded, 6.125%, 7/01/21 ................................................   4,000,000        4,352,560
  Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .......................     190,000          191,110
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 .................   7,000,000        7,506,450
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.70%,
    8/01/25 .................................................................................   5,000,000        5,484,700
  Raeford HDC First Lien Revenue, Yadkin Trail, Refunding, Series A, FHA Insured, 6.00%,
    7/15/22 .................................................................................   1,340,000        1,344,985
  Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
     11/01/31 ...............................................................................   8,000,000        8,320,080
     11/01/25 ...............................................................................   6,480,000        6,793,632
  Randolph County COP, FSA Insured, 5.75%, 6/01/22 ..........................................   5,500,000        6,301,625
  Robeson County Industrial Facilities and PCFA Revenue, Campbell Soup Co. Project,
    Refunding, 6.40%, 12/01/06 ..............................................................   1,750,000        1,959,055
  Rutherford County COP, Public Facilities Project, FGIC Insured, Pre-Refunded, 6.25%,
    6/01/23 .................................................................................   1,850,000        1,910,994
  University of Greensboro Revenue, Housing and Dining System, Series G, MBIA Insured,
    6.00%, 4/01/26 ..........................................................................   2,040,000        2,381,068
  University of North Carolina Ashville Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
    6/01/27 .................................................................................   1,300,000        1,375,478
  University of North Carolina Greensboro Revenue, Series A, FSA Insured, 5.00%, 4/01/26 ....   4,940,000        5,228,990
  University of North Carolina Revenue, Series A, 5.00%, 12/01/25 ...........................   4,000,000        4,202,960
  University of North Carolina System Pool Revenue, Series A, AMBAC Insured, 5.00%, 4/01/27 .   2,100,000        2,218,335
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
     5.50%, 10/01/18 ........................................................................   2,000,000        2,115,160
     5.625%, 10/01/25 .......................................................................   1,575,000        1,633,873
  Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Company
    Project, Refunding, 5.375%, 2/01/17 .....................................................   8,000,000        8,735,280
  Wilkes County COP, Public Improvements Project, FSA Insured, 5.375%, 12/01/20 .............   1,000,000        1,115,160
  Winston-Salem Water and Sewer System Revenue,
     Refunding, 5.125%, 6/01/20 .............................................................   2,500,000        2,918,775
     Series B, Pre-Refunded, 5.70%, 6/01/17 .................................................   2,250,000        2,425,455
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $449,631,489)                                                              484,833,464
                                                                                                              -------------


                                                             Annual Report | 117

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 1.1%
a Charlotte-Mecklenberg Hospital Authority Health Care System Revenue, Series B,
    Weekly VRDN and Put, .94%, 1/15/26 ...................................................... $   200,000     $    200,000
a North Carolina Medical Care Commission Hospital Revenue, Pooled Financing Project,
    Series A, Daily VRDN and Put, .93%, 10/01/16 ............................................     210,000          210,000
a North Carolina State GO, Series G, Weekly VRDN and Put, .86%, 5/01/21 .....................   5,200,000        5,200,000
                                                                                                              -------------
  TOTAL SHORT TERM INVESTMENTS (COST $5,610,000) ............................................                    5,610,000
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $455,241,489) 98.9% ...............................................                  490,443,464
  OTHER ASSETS, LESS LIABILITIES 1.1% .......................................................                    5,414,785
                                                                                                              -------------
  NET ASSETS 100.0% .........................................................................                 $495,858,249
                                                                                                              =============


See Glossary of Terms on page 125.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


118 |  See notes to financial statements.  |  Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                    2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $11.64       $11.52     $11.45      $10.79      $11.88
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .52          .54        .56         .59         .59

 Net realized and unrealized gains (losses) ...........       .30          .12        .08         .65       (1.09)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .82          .66        .64        1.24        (.50)
                                                        ------------------------------------------------------------

Less distributions from net investment income .........      (.52)        (.54)      (.57)       (.58)       (.59)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $11.94       $11.64     $11.52      $11.45      $10.79
                                                        ============================================================


Total return b ........................................     7.20%        5.90%      5.73%      11.80%     (4.31)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................  $441,916     $426,371   $395,579    $356,599    $327,235

Ratios to average net assets:

 Expenses .............................................      .68%         .68%       .69%        .70%        .68%

 Net investment income ................................     4.44%        4.67%      4.88%       5.27%       5.19%

Portfolio turnover rate ...............................     7.01%       12.94%     15.36%       8.89%      22.53%

a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.

                                                             Annual Report | 119

Franklin Tax-Free Trust

FRANKLIN VIRGINIA TAX-FREE INCOME FUND (CONTINUED)

                                                        ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                   2004 c       2003       2002        2001        2000 c
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $11.74       $11.62     $11.53      $10.86      $11.95
                                                        ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................       .45          .48        .50         .53         .53

 Net realized and unrealized gains (losses) ...........       .30          .12        .09         .66       (1.09)
                                                        ------------------------------------------------------------

Total from investment operations ......................       .75          .60        .59        1.19        (.56)
                                                        ------------------------------------------------------------

Less distributions from net investment income .........      (.45)        (.48)      (.50)       (.52)       (.53)
                                                        ------------------------------------------------------------

Net asset value, end of year ..........................    $12.04       $11.74     $11.62      $11.53      $10.86
                                                        ============================================================

Total return b ........................................     6.54%        5.28%      5.28%      11.23%     (4.82)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $43,009      $41,802    $33,992     $24,766     $21,454

Ratios to average net assets:

 Expenses .............................................     1.25%        1.21%      1.24%       1.24%       1.23%

 Net investment income ................................     3.87%        4.14%      4.34%       4.72%       4.64%

Portfolio turnover rate ...............................     7.01%       12.94%     15.36%       8.89%      22.53%

a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.

120 |  See notes to financial statements.  |  Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.4%
  Abingdon IDA, Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding,
    5.375%, 7/01/28 ......................................................................... $ 5,000,000     $  5,122,050
  Alexandria IDA, Educational Facilities Revenue, Episcopal High School, 5.875%, 1/01/29 ....   2,500,000        2,730,200
  Arlington County GO, Public Improvements, 5.00%, 2/01/22 ..................................   2,060,000        2,194,147
  Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
     5.60%, 12/01/25 ........................................................................   2,650,000        2,374,082
     6.30%, 12/01/25 ........................................................................   2,000,000        1,976,440
     Series A, 6.55%, 12/01/25 ..............................................................   5,000,000        5,029,450
  Bristol Utility System Revenue, Refunding, ETM, 5.00%, 7/15/21 ............................   1,245,000        1,374,156
  Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34 .........................   1,000,000        1,062,790
  Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured,
    6.00%, 6/01/12 ..........................................................................   3,940,000        4,064,504
  Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
     7/15/19 ................................................................................   3,250,000        3,537,137
     7/15/32 ................................................................................   8,000,000        8,378,240
  Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 6.65%, 9/01/18 ....   5,000,000        5,153,000
  Danville IDA,
     Hospital Revenue, Danville Regional Medical Center, FGIC Insured, Pre-Refunded,
     6.50%, 10/01/24 ........................................................................   5,000,000        5,210,700
     Solid Waste Disposal Revenue, International Paper Co., 6.50%, 3/01/19 ..................     500,000          522,985
  Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 ...   8,000,000        8,569,440
  Fairfax County IDAR, Health Care,
     Inova Health System Project, 6.00%, 8/15/26 ............................................   5,000,000        5,437,200
     Inova Health System Project, Refunding, Series A, 5.00%, 8/15/25 .......................   5,000,000        5,098,600
     Inova Health, Refunding, Series A, 5.00%, 8/15/18 ......................................   2,100,000        2,186,709
  Fairfax County Redevelopment and Housing Authority MFHR,
     Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 ..................................   4,700,000        4,851,716
     Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 ...................   1,000,000        1,064,030
     Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 ..................   1,000,000        1,059,550
  Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28 ...............................   5,000,000        5,562,000
  Fairfax County Water Authority Water Revenue, Refunding, 5.00%, 4/01/27 ...................  14,250,000       15,013,657
  Frederick County IDA, Lease Revenue, Government Complex
    Facilities Project, MBIA Insured, Pre-Refunded, 6.50%, 12/01/09 .........................   2,040,000        2,165,072
  Fredericksburg IDA, Hospital Facilities Revenue, Medicorp Health System
    Obligation, Refunding, AMBAC Insured, 5.25%, 6/15/23 ....................................  10,000,000       10,661,500
  Gloucester County IDA, Lease Revenue, Courthouse Project, MBIA Insured, 5.50%, 11/01/30 ...   1,715,000        1,902,690
  Greater Richmond Convention Center Authority Hotel Tax Revenue,
     Convention Center Expansion Project,
     6.125%, 6/15/29 ........................................................................   8,000,000        8,974,400
     6.25%, 6/15/32 .........................................................................   8,175,000        9,334,378
  Hampton Convention Center Revenue,
     AMBAC Insured, 5.25%, 1/15/23 ..........................................................   3,000,000        3,263,460
     Refunding, AMBAC Insured, 5.125%, 1/15/28 ..............................................   2,605,000        2,767,839
     Refunding, AMBAC Insured, 5.00%, 1/15/35 ...............................................   3,000,000        3,151,050
  Hampton Redevelopment and Housing Authority Senior Living Association Revenue, Refunding,
    Series A, GNMA Secured, 6.00%, 1/20/26 ..................................................   1,060,000        1,114,982
  Hampton Roads Regional Jail Authority Jail Facilities Revenue,
    Series A, MBIA Insured,
    5.00%, 7/01/28 ..........................................................................  10,000,000       10,305,000
  Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26 ...............   4,175,000        4,348,137
  Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 .............................................   1,000,000        1,157,760

                                                             Annual Report | 121

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Henrico County IDAR, Solid Waste, Browning-Ferris Industries, South Atlantic Inc., Series A,
    5.875%, 3/01/17 ......................................................................... $ 1,000,000     $    940,710
  Henry County IDA, Hospital Revenue, Memorial Hospital of Martinsville and Henry, Pre-Refunded,
    6.00%, 1/01/27 ..........................................................................   1,250,000        1,413,012
  Isle Wight County IDA,
     Environmental Improvement Revenue, International Paper Company Project, Series A,
     6.60%, 5/01/24 .........................................................................   2,000,000        2,189,140
     International Paper Co. Project, Series A, 5.85%, 1/01/18 ..............................   4,155,000        4,501,402
  Leesburg Utilities System Revenue, Refunding, MBIA Insured, 5.125%, 7/01/22 ...............   3,000,000        3,175,950
  Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center, FSA Insured,
    5.80%, 6/01/26 ..........................................................................   3,000,000        3,190,890
  Loudoun County IDAR, Loudoun Hospital Center, Series A, 6.10%, 6/01/32 ....................   1,500,000        1,581,060
  Loudoun County Sanitation Authority Water and Sewer Revenue,
     Refunding, FGIC Insured, 5.125%, 1/01/26 ...............................................   3,795,000        3,948,432
     Refunding, FGIC Insured, 5.125%, 1/01/30 ...............................................   5,250,000        5,450,602
     Series 96, FGIC Insured, 5.25%, 1/01/26 ................................................   6,500,000        6,890,455
     Series 96, FGIC Insured, 5.25%, 1/01/30 ................................................   1,000,000        1,047,090
  Lynchburg IDA Healthcare Facilities Revenue, Central Health, Refunding, 5.20%, 1/01/28 ....   8,000,000        8,148,240
  Lynchburg Redevelopment and Housing Authority Revenue, Walden Pond III, Refunding, Series A,
    GNMA Secured, 6.20%, 7/20/27 ............................................................   1,000,000        1,049,890
  Metropolitan Washington D.C. Airports Authority General Airport Revenue, Refunding,
     Series A, 5.375%, 10/01/23 .............................................................   3,000,000        3,180,720
     Series A, FGIC Insured, 5.00%, 10/01/27 ................................................   5,000,000        5,149,150
     Series B, 5.75%, 10/01/20 ..............................................................   6,000,000        6,448,560
  Metropolitan Washington D.C. Airports Authority System,
     Series A, FGIC Insured, 5.00%, 10/01/25 ................................................   1,000,000        1,040,100
     Series B, FGIC Insured, 5.25%, 10/01/32 ................................................   6,655,000        7,069,939
  Middle River Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%, 5/15/28 ..   3,820,000        4,038,046
  Middlesex County IDA, Lease Revenue, School Facilities Project, MBIA Insured,
     5.875%, 8/01/21 ........................................................................   1,420,000        1,651,304
     6.10%, 8/01/26 .........................................................................   1,725,000        2,030,014
  Montgomery County IDA, Lease Revenue, Series B, AMBAC Insured, 5.50%, 1/15/22 .............   1,000,000        1,114,060
  Newport News GO, General Improvement and Water, Series A, 5.00%, 7/01/22 ..................   1,250,000        1,335,400
  Newport News IDA, Mortgage Revenue, Mennowood Communities Inc., Series A, GNMA Secured,
    6.25%, 8/01/36 ..........................................................................   2,960,000        3,139,169
  Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A, GNMA
    Secured, 5.85%, 12/20/30 ................................................................   4,060,000        4,285,492
  Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%, 7/01/31 ................   1,440,000        1,488,298
  Norfolk GO, Capital Improvements, Refunding, Series B, FSA Insured, 5.00%, 7/01/22 ........   1,720,000        1,834,432
  Norfolk IDAR, Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26 .....   3,000,000        3,158,070
  Norfolk Parking System Revenue, MBIA Insured, 5.55%, 2/01/27 ..............................   2,000,000        2,176,020
  Norfolk Water Revenue, MBIA Insured, 5.90%, 11/01/25 ......................................   5,000,000        5,470,150
  Orange County IDAR, Public Facility, Orange County Project, AMBAC Insured, 5.00%, 2/01/34 .   1,000,000        1,049,510
  Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital Project,
    Refunding, FHA Insured, 8.70%, 8/01/23 ..................................................      50,000           62,577
  Port Authority Commonwealth Port Fidelity Revenue, MBIA Insured, 4.75%, 7/01/28 ...........   3,000,000        3,026,010
  Powhatan Co. EDA, Lease Revenue, Virginia Capital Projects, AMBAC Insured,
    5.25%, 7/15/33 ..........................................................................   1,000,000        1,083,390

122 |  Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Prince William County IDA, MFHR, Remington Place Apartments Project,
    Series A-1, AMBAC Insured, 6.00%, 12/01/33 .............................................. $ 2,340,000     $  2,479,230
  Prince William County Service Authority Water and Sewer
    Systems Revenue, FGIC Insured, 5.50%, 7/01/29 ...........................................   5,000,000        5,536,350
  Puerto Rico Commonwealth GO, Public Improvement, Series A,
     5.125%, 7/01/31 ........................................................................   5,000,000        5,202,400
     5.00%, 7/01/33 .........................................................................   2,000,000        2,070,740
     FGIC Insured, 5.00%, 7/01/32 ...........................................................  16,000,000       16,867,680
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Series D, 5.375%, 7/01/36 ..............................................................   3,000,000        3,158,910
     Series D, 5.25%, 7/01/38 ...............................................................   5,000,000        5,361,750
     Series G, 5.00%, 7/01/33 ...............................................................   5,000,000        5,176,850
     Series Y, 5.50%, 7/01/36 ...............................................................   4,500,000        4,998,555
     Series Y, Pre-Refunded, 6.00%, 7/01/22 .................................................   2,000,000        2,249,860
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    AMBAC Insured, 5.00%, 7/01/28 ...........................................................   5,000,000        5,186,050
  Puerto Rico Electric Power Authority Revenue,
     Refunding, Series Z, 5.25%, 7/01/21 ....................................................   1,500,000        1,553,295
     Series HH, FSA Insured, 5.25%, 7/01/29 .................................................   5,910,000        6,334,220
  Puerto Rico HFC Revenue,
     MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .............................................   1,150,000        1,156,716
     Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 .................      20,000           20,313
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 .......   4,780,000        5,058,865
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 .................   5,000,000        5,361,750
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
    5.70%, 8/01/25 ..........................................................................   1,000,000        1,096,940
  Richmond GO, FGIC Insured, 5.00%, 7/15/19 .................................................   3,690,000        4,024,868
  Richmond IDA, Student Housing Revenue, University
    Real Estate Foundation, 5.55%, 1/01/31 ..................................................   4,400,000        4,741,748
  Richmond Public Facilities COP, 800 Megahertz Project,
    Series A, AMBAC Insured, 5.00%, 8/01/22 .................................................   2,000,000        2,120,520
  Richmond Public Utility Revenue, Refunding, FSA Insured, 5.00%, 1/15/33 ...................   8,500,000        8,887,345
  Spotsylvania County Water and Sewer System Revenue, MBIA Insured,
     5.25%, 6/01/22 .........................................................................   6,500,000        6,997,250
     5.40%, 6/01/27 .........................................................................   6,800,000        7,288,036
  University of Virginia Revenue, Series A, 5.00%, 6/01/33 ..................................  14,000,000       14,729,260
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/15 ...............................................................................   1,500,000        1,608,330
     10/01/18 ...............................................................................   1,500,000        1,586,370
  Virginia Beach Water and Sewer Revenue, 5.25%, 8/01/21 ....................................   1,865,000        2,014,219
  Virginia College Building Authority Educational Facilities Revenue,
     21st Century College Program, 5.00%, 2/01/21 ...........................................   1,000,000        1,060,600
     Hampton University Project, 6.00%, 4/01/20 .............................................   1,500,000        1,716,690
     Regent University Project, MBIA Insured, 5.125%, 10/01/21 ..............................   5,000,000        5,394,950
     Regent University Project, MBIA Insured, 5.125%, 10/01/31 ..............................   4,050,000        4,264,002
     Washington and Lee University, 5.75%, 1/01/19 ..........................................      50,000           51,249
  Virginia Commonwealth Transportation Board Transportation Revenue,
     Northern Virginia Transportation Program, Refunding, Series A, 5.00%, 5/15/27 ..........   8,920,000        9,372,244
     U.S. Route 58 Corridor Development Program, Series B, 5.00%, 5/15/24 ...................   2,000,000        2,102,220
     U.S. Route 58 Corridor Development Project, Series B, 5.00%, 5/15/26 ...................  10,000,000       10,466,700

                                                             Annual Report | 123

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Virginia State HDA Commonwealth Mortgage Revenue, Series J,
    Sub Series J-1, MBIA Insured, 5.20%, 7/01/19 ............................................ $ 4,130,000     $  4,277,193
  Virginia State HDA,
     MFHR, Series C, 5.30%, 11/01/16 ........................................................   1,000,000        1,064,960
     MFHR, Series H, 5.55%, 5/01/15 .........................................................   1,000,000        1,063,890
     Rental Housing Revenue, Series J, 5.80%, 2/01/19 .......................................   2,000,000        2,114,420
     Rental Housing Revenue, Series L, 5.75%, 2/01/15 .......................................   1,000,000        1,079,810
  Virginia State PBA, Public Facilities Revenue, Series A, 4.50%, 8/01/20 ...................   3,205,000        3,295,317
  Virginia State Public School Authority GO, School Financing, Series A, 5.00%,
     8/01/20 ................................................................................   3,000,000        3,219,030
     8/01/21 ................................................................................   4,000,000        4,265,480
  Virginia State Public School Authority Revenue, School Financing, Series C, 5.00%,
     8/01/22 ................................................................................   2,000,000        2,122,180
     8/01/26 ................................................................................  10,925,000       11,433,450
  Virginia State Resources Authority Airport Revenue, Revolving Fund,
     Series A, 5.00%, 8/01/27 ...............................................................   3,000,000        3,107,970
  Virginia State Resources Authority Infrastructure Revenue,
    Virginia Pooled Financing Program,
    Senior Series, 5.00%, 11/01/33 ..........................................................   5,000,000        5,270,000
  Virginia State Resources Authority Water and Sewer System Revenue,
     Pooled Loan Program, Series A, ETM, 7.35%, 11/01/16 ....................................      45,000           46,836
     Pooled Loan Program, Series A, ETM, 7.45%, 11/01/16 ....................................      10,000           10,848
     Rapidan Service Authority, Refunding, 5.30%, 10/01/18 ..................................   1,610,000        1,781,063
     Tuckahoe Service District Project, 5.00%, 11/01/35 .....................................   2,000,000        2,112,580
  Winchester IDA, Educational Facilities Revenue, First Mortgage,
    Shenandoah University Project, Asset Guaranteed,
     6.80%, 10/01/24 ........................................................................     185,000          193,963
     Pre-Refunded, 6.80%, 10/01/24 ..........................................................   1,000,000        1,053,810
  York County Sewer Revenue, 5.875%,
     6/01/24 ................................................................................     500,000          566,755
     6/01/29 ................................................................................   1,500,000        1,692,525
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $445,075,600) ...........................................                  477,145,490
                                                                                                              -------------
  SHORT TERM INVESTMENTS .7%
a Alexandria Redevelopment and Housing Authority Residential
    Care Facility Revenue, First Mortgage, Goodwin House Inc.,
    Series B, Daily VRDN and Put, .93%, 10/01/06 ............................................     395,000          395,000
a Puerto Rico Commonwealth Government Development Bank Revenue,
    Refunding, MBIA Insured, Weekly VRDN and Put, .89%, 12/01/15 ............................   1,300,000        1,300,000
a Roanoke IDA, Hospital Revenue, Carilion Health System,
    Series C, Daily VRDN and Put, .93%, 7/01/27 .............................................   1,500,000        1,500,000
                                                                                                              -------------

  TOTAL SHORT TERM INVESTMENTS (COST $3,195,000) ............................................                    3,195,000
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $448,270,600) 99.1% ...............................................                  480,340,490
  OTHER ASSETS, LESS LIABILITIES .9% ........................................................                    4,584,661
                                                                                                              -------------
  NET ASSETS 100.0% .........................................................................                 $484,925,151
                                                                                                              =============

See Glossary of Terms on page 125.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

124 |  See notes to financial statements.  |  Annual Report

Franklin Tax-Free Trust

GLOSSARY OF TERMS

ACES      - Adjustable Convertible Exempt Securities
AMBAC     - American Municipal Bond Assurance Corp.
BAN       - Bond Anticipation Notes
CDA       - Community Development Authority/Agency
CDD       - Community Development District
COP       - Certificate of Participation
EDA       - Economic Development Authority
EDC       - Economic Development Corp.
EDR       - Economic Development Revenue
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FNMA      - Federal National Mortgage Association
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HDC       - Housing Development Corporation
HFA       - Housing Finance Authority/Agency
HFAR      - Housing Finance Authority Revenue
HFC       - Housing Finance Corp.
IDA       - Industrial Development Authority/Agency
IDAR      - Industrial Development Authority/Agency Revenue
IDB       - Industrial Development Board
IDBR      - Industrial Development Bond Insurance Revenue
IDR       - Industrial Development Revenue
ISD       - Independent School District
LLC       - Limited Liability Corporation
MAC       - Municipal Assistance Corp.
MBIA      - Municipal Bond Investors Assurance Corp.
MF        - Multi-Family
MFH       - Multi-Family Housing
MFHR      - Multi-Family Housing Revenue
MFMR      - Multi-Family Mortgage Revenue
MFR       - Multi-Family Revenue
PBA       - Public Building Authority
PCFA      - Pollution Control Financing Authority
PCR       - Pollution Control Revenue
PFAR      - Public Financing Authority Revenue
SF        - Single Family
SFHMR     - Single Family Housing Mortgage Revenue
SFM       - Single Family Mortgage
SFMR      - Single Family Mortgage Revenue
SFR       - Single Family Revenue
VHA       - Volunteer Hospital of America

                                                             Annual Report | 125

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2004

                                                                    ---------------------------------------------------------
                                                                          FRANKLIN           FRANKLIN          FRANKLIN
                                                                      ALABAMA TAX-FREE   FLORIDA TAX-FREE  GEORGIA TAX-FREE
                                                                         INCOME FUND        INCOME FUND       INCOME FUND
                                                                    ---------------------------------------------------------
Assets:
 Investments in securities:
  Cost .............................................................     $242,161,068      $1,613,318,785     $192,957,501
                                                                      =======================================================
  Value ............................................................      263,250,682       1,770,477,532      209,121,518
 Cash ..............................................................           25,275              48,798           67,168
 Receivables:
  Capital shares sold ..............................................          391,828           3,941,208          435,556
  Interest .........................................................        3,806,359          25,755,951        2,740,307
                                                                      -------------------------------------------------------
      Total assets .................................................      267,474,144       1,800,223,489      212,364,549
                                                                      -------------------------------------------------------
Liabilities:
 Payables:
  Capital shares redeemed ..........................................          222,451           1,650,272          102,720
  Affiliates .......................................................          169,372             995,747          143,785
  Shareholders .....................................................          110,587             995,283           43,746
 Distributions to shareholders .....................................          210,565           1,507,483          203,866
 Other liabilities .................................................           31,507             132,411           32,691
                                                                      -------------------------------------------------------
      Total liabilities ............................................          744,482           5,281,196          526,808
                                                                      -------------------------------------------------------
       Net assets, at value ........................................     $266,729,662      $1,794,942,293     $211,837,741
                                                                      =======================================================
Net assets consist of:
 Undistributed net investment income ...............................     $   (169,406)     $     (565,076)    $   (165,457)
 Net unrealized appreciation (depreciation) ........................       21,089,614         157,158,747       16,164,017
 Accumulated net realized gain (loss) ..............................      (10,258,072)         (6,780,783)      (3,408,523)
 Capital shares ....................................................      256,067,526       1,645,129,405      199,247,704
                                                                      -------------------------------------------------------
       Net assets, at value ........................................     $266,729,662      $1,794,942,293     $211,837,741
                                                                      =======================================================
CLASS A:
 Net assets, at value ..............................................     $236,225,199      $1,594,007,262     $176,193,167
                                                                      =======================================================
 Shares outstanding ................................................       20,095,198         130,964,423       14,357,579
                                                                      =======================================================
 Net asset value per share a .......................................           $11.76              $12.17           $12.27
                                                                      =======================================================
 Maximum offering price per share (net asset value
  per share / 95.75%) ..............................................           $12.28              $12.71           $12.81
                                                                      =======================================================
CLASS B:
 Net assets, at value ..............................................               --      $   76,207,612               --
                                                                      =======================================================
 Shares outstanding ................................................               --           6,223,292               --
                                                                      =======================================================
 Net asset value and maximum offering price per share a ............               --              $12.25               --
                                                                      =======================================================
CLASS C:
 Net assets, at value ..............................................     $ 30,504,463      $  124,727,419     $ 35,644,574
                                                                      =======================================================
 Shares outstanding ................................................        2,576,027          10,136,617        2,881,359
                                                                      =======================================================
 Net asset value and maximum offering price per share a ............           $11.84              $12.30           $12.37
                                                                      =======================================================

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

126 |  Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2004

                                                                    ----------------------------------------------------------
                                                                          FRANKLIN           FRANKLIN          FRANKLIN
                                                                      KENTUCKY TAX-FREE LOUISIANA TAX-FREE MARYLAND TAX-FREE
                                                                         INCOME FUND        INCOME FUND       INCOME FUND
                                                                    ----------------------------------------------------------
Assets:
 Investments in securities:
  Cost .............................................................     $113,806,618        $189,258,011     $360,838,645
                                                                      =======================================================
  Value ............................................................      121,062,454         203,840,582      385,292,552
 Cash ..............................................................           39,392              29,768          889,544
 Receivables:
  Capital shares sold ..............................................          244,388             305,673          880,828
  Interest .........................................................        1,527,494           2,995,866        4,735,873
                                                                      -------------------------------------------------------
      Total assets .................................................      122,873,728         207,171,889      391,798,797
                                                                      -------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..................................        3,732,632                  --               --
  Capital shares redeemed ..........................................           70,532              35,338        1,101,105
  Affiliates .......................................................           34,825             131,583          244,897
  Shareholders .....................................................          118,905              55,344          125,514
 Distributions to shareholders .....................................           96,659             167,410          310,920
 Other liabilities .................................................           22,876              26,803           40,865
                                                                      -------------------------------------------------------
      Total liabilities ............................................        4,076,429             416,478        1,823,301
                                                                      -------------------------------------------------------
       Net assets, at value ........................................     $118,797,299        $206,755,411     $389,975,496
                                                                      =======================================================
Net assets consist of:
 Undistributed net investment income ...............................     $    (27,583)       $   (126,883)    $   (186,674)
 Net unrealized appreciation (depreciation) ........................        7,255,836          14,582,571       24,453,907
 Accumulated net realized gain (loss) ..............................       (2,278,452)         (1,998,329)        (970,237)
 Capital shares ....................................................      113,847,498         194,298,052      366,678,500
                                                                      -------------------------------------------------------
       Net assets, at value ........................................     $118,797,299        $206,755,411     $389,975,496
                                                                      =======================================================
CLASS A:
 Net assets, at value ..............................................     $118,797,299        $185,987,265     $340,236,817
                                                                      =======================================================
 Shares outstanding ................................................       10,322,900          15,747,078       28,527,264
                                                                      =======================================================
 Net asset value per share a .......................................           $11.51              $11.81           $11.93
                                                                      =======================================================
 Maximum offering price per share (net asset value
  per share / 95.75%) ..............................................           $12.02              $12.33           $12.46
                                                                      =======================================================
CLASS C:
 Net assets, at value ..............................................               --        $ 20,768,146     $ 49,738,679
                                                                      =======================================================
 Shares outstanding ................................................               --           1,743,105        4,126,044
                                                                      =======================================================
 Net asset value and maximum offering price per share a ............               --              $11.91           $12.05
                                                                      =======================================================

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                                                             Annual Report | 127

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2004

                                                                     -----------------------------------------------------------
                                                                                             FRANKLIN
                                                                          FRANKLIN        NORTH CAROLINA        FRANKLIN
                                                                      MISSOURI TAX-FREE      TAX-FREE       VIRGINIA TAX-FREE
                                                                         INCOME FUND        INCOME FUND        INCOME FUND
                                                                     -----------------------------------------------------------
Assets:
 Investments in securities:
  Cost .............................................................     $527,173,454        $455,241,489     $448,270,600
                                                                      =======================================================
  Value ............................................................      564,961,985         490,443,464      480,340,490
 Cash ..............................................................        3,408,407               8,023           75,791
 Receivables:
  Capital shares sold ..............................................        1,170,828             518,463          407,603
  Interest .........................................................        7,908,763           6,124,606        5,326,945
                                                                      -------------------------------------------------------
      Total assets .................................................      577,449,983         497,094,556      486,150,829
                                                                      -------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..................................       16,367,202                  --               --
  Capital shares redeemed ..........................................          557,607             357,701          260,381
  Affiliates .......................................................          331,308             312,126          290,504
  Shareholders .....................................................          250,411             122,811          240,142
 Distributions to shareholders .....................................          445,586             398,512          385,489
 Other liabilities .................................................           51,823              45,157           49,162
                                                                      -------------------------------------------------------
      Total liabilities ............................................       18,003,937           1,236,307        1,225,678
                                                                      -------------------------------------------------------
       Net assets, at value ........................................     $559,446,046        $495,858,249     $484,925,151
                                                                      =======================================================
Net assets consist of:
 Undistributed net investment income ...............................     $   (328,091)       $   (163,357)    $   (180,282)
 Net unrealized appreciation (depreciation) ........................       37,788,531          35,201,975       32,069,890
 Accumulated net realized gain (loss) ..............................       (3,777,041)         (3,649,973)      (6,118,902)
 Capital shares ....................................................      525,762,647         464,469,604      459,154,445
                                                                      -------------------------------------------------------
       Net assets, at value ........................................     $559,446,046        $495,858,249     $484,925,151
                                                                      =======================================================
CLASS A:
 Net assets, at value ..............................................     $499,237,534        $413,438,490     $441,915,926
                                                                      =======================================================
 Shares outstanding ................................................       40,144,522          33,278,267       37,022,547
                                                                      =======================================================
 Net asset value per share a .......................................           $12.44              $12.42           $11.94
                                                                      =======================================================
 Maximum offering price per share (net asset value
  per share / 95.75%) ..............................................           $12.99              $12.97           $12.47
                                                                      =======================================================
CLASS C:
 Net assets, at value ..............................................     $ 60,208,512        $ 82,419,759     $ 43,009,225
                                                                      =======================================================
 Shares outstanding ................................................        4,815,636           6,574,862        3,571,848
                                                                      =======================================================
 Net asset value and maximum offering price per share a ............           $12.50              $12.54           $12.04
                                                                      =======================================================

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

128 |  See notes to financial statements.  |  Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 29, 2004

                                                                    ----------------------------------------------------------
                                                                          FRANKLIN           FRANKLIN          FRANKLIN
                                                                      ALABAMA TAX-FREE   FLORIDA TAX-FREE  GEORGIA TAX-FREE
                                                                          INCOME FUND        INCOME FUND       INCOME FUND
                                                                    ----------------------------------------------------------
Investment income:
 Interest ...........................................................    $13,470,332        $ 93,558,167       $10,733,043
                                                                      =======================================================
Expenses:
 Management fees (Note 3) ...........................................      1,421,078           8,230,031         1,151,422
 Distribution fees (Note 3)
  Class A ...........................................................        231,101           1,593,132           171,966
  Class B ...........................................................             --             440,507                --
  Class C ...........................................................        190,651             769,298           223,274
 Transfer agent fees (Note 3) .......................................        112,275             608,948           105,611
 Custodian fees .....................................................          2,600              17,697             2,033
 Reports to shareholders ............................................         16,140              72,569            15,631
 Registration and filing fees .......................................          8,479              24,637             7,057
 Professional fees ..................................................         17,418              34,278            14,790
 Trustees' fees and expenses ........................................          2,436              16,308             1,909
 Other ..............................................................         29,209             158,451            28,052
                                                                      -------------------------------------------------------
      Total expenses ................................................      2,031,387          11,965,856         1,721,745
                                                                      -------------------------------------------------------
        Net investment income .......................................     11,438,945          81,592,311         9,011,298
                                                                      -------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..........................       (206,846)            834,841          (446,778)
 Net unrealized appreciation (depreciation) on investments ..........      5,829,605          27,232,681         5,212,862
                                                                      -------------------------------------------------------
Net realized and unrealized gain (loss) .............................      5,622,759          28,067,522         4,766,084
                                                                      -------------------------------------------------------
Net increase (decrease) in net assets resulting from operations .....    $17,061,704        $109,659,833       $13,777,382
                                                                      =======================================================

                                                             Annual Report | 129

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 29, 2004

                                                                    ----------------------------------------------------------
                                                                          FRANKLIN           FRANKLIN          FRANKLIN
                                                                      KENTUCKY TAX-FREE LOUISIANA TAX-FREE MARYLAND TAX-FREE
                                                                         INCOME FUND        INCOME FUND       INCOME FUND
                                                                    ----------------------------------------------------------
Investment income:
 Interest ..........................................................      $5,900,759         $10,714,465       $19,476,677
                                                                      =======================================================
Expenses:
 Management fees (Note 3) ..........................................         711,079           1,136,650         1,962,155
 Distribution fees (Note 3)
  Class A ..........................................................         119,807             181,942           330,569
  Class C ..........................................................              --             135,169           336,971
 Transfer agent fees (Note 3) ......................................          40,914              82,494           213,218
 Custodian fees ....................................................           1,179               2,020             3,847
 Reports to shareholders ...........................................           8,442              11,162            25,394
 Registration and filing fees ......................................           4,500               5,424            11,613
 Professional fees .................................................          15,615              16,007            16,786
 Trustees' fees and expenses .......................................             980               1,914             3,554
 Other .............................................................          17,653              26,143            37,739
                                                                      -------------------------------------------------------
      Total expenses ...............................................         920,169           1,598,925         2,941,846
      Expenses waived/paid by affiliate (Note 3) ...................        (214,309)                 --                --
                                                                      -------------------------------------------------------
       Net expenses ................................................         705,860           1,598,925         2,941,846
                                                                      -------------------------------------------------------
        Net investment income ......................................       5,194,899           9,115,540        16,534,831
                                                                      -------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........................        (194,210)           (871,197)          844,841
 Net unrealized appreciation (depreciation) on investments .........       2,220,045           5,159,230         4,203,914
                                                                      -------------------------------------------------------
Net realized and unrealized gain (loss) ............................       2,025,835           4,288,033         5,048,755
                                                                      -------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ....      $7,220,734         $13,403,573       $21,583,586
                                                                      =======================================================

130 |  Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 29, 2004

                                                                    ----------------------------------------------------------
                                                                                             FRANKLIN
                                                                          FRANKLIN        NORTH CAROLINA        FRANKLIN
                                                                      MISSOURI TAX-FREE      TAX-FREE       VIRGINIA TAX-FREE
                                                                         INCOME FUND        INCOME FUND        INCOME FUND
                                                                    ----------------------------------------------------------
Investment income:
 Interest ...........................................................    $27,751,998         $25,286,152       $24,203,831
                                                                      =======================================================
Expenses:
 Management fees (Note 3) ...........................................      2,672,259           2,459,882         2,380,400
 Distribution fees (Note 3)
  Class A ...........................................................        480,039             411,611           431,588
  Class C ...........................................................        392,275             535,989           280,892
 Transfer agent fees (Note 3) .......................................        276,698             236,346           237,960
 Custodian fees .....................................................          5,404               4,950             4,905
 Reports to shareholders ............................................         28,089              27,395            25,993
 Registration and filing fees .......................................         14,657              10,261            11,274
 Professional fees ..................................................         17,494              21,580            21,561
 Trustees' fees and expenses ........................................          5,030               4,597             4,418
 Other ..............................................................         53,860              48,059            44,601
                                                                      -------------------------------------------------------
      Total expenses ................................................      3,945,805           3,760,670         3,443,592
                                                                      -------------------------------------------------------
        Net investment income .......................................     23,806,193          21,525,482        20,760,239
                                                                      -------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..........................     (1,495,217)           (338,443)          318,193
 Net unrealized appreciation (depreciation) on investments ..........     10,569,681           7,113,032        11,519,624
                                                                      -------------------------------------------------------
Net realized and unrealized gain (loss) .............................      9,074,464           6,774,589        11,837,817
                                                                      -------------------------------------------------------
Net increase (decrease) in net assets resulting from operations .....    $32,880,657         $28,300,071       $32,598,056
                                                                      =======================================================

                        Annual Report | See notes to financial statements. | 131

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended February 29, 2004
and February 28, 2003

                                                --------------------------------------------------------------------------
                                                        FRANKLIN ALABAMA                          FRANKLIN FLORIDA
                                                      TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                                --------------------------------------------------------------------------
                                                     2004                2003                  2004              2003
                                                --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................  $ 11,438,945       $ 11,552,439          $  81,592,311     $  84,578,918
  Net realized gain (loss) from investments ....      (206,846)          (756,718)               834,841         5,298,092
  Net unrealized appreciation (depreciation)
   on investments ..............................     5,829,605          7,105,523             27,232,681        32,698,345
                                                ----------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ...............    17,061,704         17,901,244            109,659,833       122,575,355
 Distributions to shareholders from:
  Net investment income:
   Class A .....................................   (10,331,630)       (10,637,243)           (73,479,490)      (78,381,899)
   Class B .....................................            --                 --             (2,734,894)       (1,831,850)
   Class C .....................................    (1,095,137)          (907,623)            (4,756,909)       (4,283,469)
                                                ----------------------------------------------------------------------------
 Total distributions to shareholders ...........   (11,426,767)       (11,544,866)           (80,971,293)      (84,497,218)
 Capital share transactions: (Note 2)
   Class A .....................................     2,479,520          7,336,510            (56,001,257)      (20,007,516)
   Class B .....................................            --                 --             19,801,947        23,150,515
   Class C .....................................     4,611,111          6,200,540              9,097,122        20,418,312
                                                ----------------------------------------------------------------------------
 Total capital share transactions ..............     7,090,631         13,537,050            (27,102,188)       23,561,311
      Net increase (decrease) in
       net assets ..............................    12,725,568         19,893,428              1,586,352        61,639,448
Net assets
 Beginning of year .............................   254,004,094        234,110,666          1,793,355,941     1,731,716,493
                                                ----------------------------------------------------------------------------
 End of year ...................................  $266,729,662       $254,004,094         $1,794,942,293    $1,793,355,941
                                                ============================================================================
Undistributed net investment income
 included in net assets:
 End of year ...................................  $   (169,406)      $   (170,614)        $     (565,076)   $   (1,142,635)
                                                ============================================================================

132 |  Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 29, 2004 and February 28, 2003

                                                ----------------------------------------------------------------------------
                                                        FRANKLIN GEORGIA                         FRANKLIN KENTUCKY
                                                      TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                                ----------------------------------------------------------------------------
                                                     2004                2003                  2004               2003
                                                ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................    $ 9,011,298        $ 9,183,798            $ 5,194,899       $ 4,855,435
  Net realized gain (loss) from investments ...       (446,778)          (663,949)              (194,210)       (1,018,850)
  Net unrealized appreciation (depreciation)
   on investments .............................      5,212,862          2,843,181              2,220,045         2,610,898
                                                ----------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ..............     13,777,382         11,363,030              7,220,734         6,447,483
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................     (7,680,375)        (7,995,364)            (5,158,609)       (4,845,554)
   Class C ....................................     (1,295,109)        (1,192,259)                    --                --
                                                ----------------------------------------------------------------------------
 Total distributions to shareholders ..........     (8,975,484)        (9,187,623)            (5,158,609)       (4,845,554)
 Capital share transactions: (Note 2)
   Class A ....................................        828,606            107,163              2,194,026        16,640,295
   Class C ....................................      2,404,142          7,359,223                     --                --
                                                ----------------------------------------------------------------------------
 Total capital share transactions .............      3,232,748          7,466,386              2,194,026        16,640,295
      Net increase (decrease) in
       net assets .............................      8,034,646          9,641,793              4,256,151        18,242,224
Net assets
 Beginning of year ............................    203,803,095        194,161,302            114,541,148        96,298,924
                                                ----------------------------------------------------------------------------
 End of year ..................................   $211,837,741       $203,803,095           $118,797,299      $114,541,148
                                                ============================================================================
Undistributed net investment income
 included in net assets:
 End of year ..................................   $   (165,457)      $   (195,378)          $    (27,583)     $    (57,963)
                                                ============================================================================

                                                             Annual Report | 133

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 29, 2004 and February 28, 2003

                                                ----------------------------------------------------------------------------
                                                        FRANKLIN LOUISIANA                        FRANKLIN MARYLAND
                                                       TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                                ----------------------------------------------------------------------------
                                                      2004               2003                  2004               2003
                                                ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................    $ 9,115,540        $ 9,128,231           $ 16,534,831      $ 15,666,187
  Net realized gain (loss) from investments ...       (871,197)          (286,931)               844,841           240,920
  Net unrealized appreciation (depreciation)
   on investments .............................      5,159,230          3,138,517              4,203,914         7,637,756
                                                ----------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ..............     13,403,573         11,979,817             21,583,586        23,544,863
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................     (8,287,908)        (8,331,261)           (14,770,030)      (14,087,275)
   Class C ....................................       (814,367)          (778,551)            (1,919,132)       (1,677,457)
                                                ----------------------------------------------------------------------------
 Total distributions to shareholders ..........     (9,102,275)        (9,109,812)           (16,689,162)      (15,764,732)
 Capital share transactions: (Note 2)
   Class A ....................................      4,910,431          6,723,781             13,088,801        34,936,729
   Class C ....................................       (170,476)         4,164,157                814,408        14,062,166
                                                ----------------------------------------------------------------------------
 Total capital share transactions .............      4,739,955         10,887,938             13,903,209        48,998,895
      Net increase (decrease) in
       net assets .............................      9,041,253         13,757,943             18,797,633        56,779,026
Net assets
 Beginning of year ............................    197,714,158        183,956,215            371,177,863       314,398,837
                                                ----------------------------------------------------------------------------
 End of year ..................................   $206,755,411       $197,714,158           $389,975,496      $371,177,863
                                                ============================================================================
Undistributed net investment income
 included in net assets:
 End of year ..................................   $   (126,883)      $   (140,089)          $   (186,674)     $    (31,979)
                                                ============================================================================

134 |  Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 29, 2004 and February 28, 2003

                                                 --------------------------------------------------------------------------
                                                        FRANKLIN MISSOURI                      FRANKLIN NORTH CAROLINA
                                                       TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                                 --------------------------------------------------------------------------
                                                      2004              2003                   2004              2003
                                                 --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................... $ 23,806,193       $ 22,903,104           $ 21,525,482      $ 21,526,380
  Net realized gain (loss) from investments .....   (1,495,217)          (547,163)              (338,443)          686,306
  Net unrealized appreciation (depreciation)
   on investments ...............................   10,569,681         10,366,635              7,113,032        10,659,052
                                                 ---------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ................   32,880,657         32,722,576             28,300,071        32,871,738
 Distributions to shareholders from:
  Net investment income:
   Class A ......................................  (21,508,601)       (21,109,963)           (18,428,670)      (18,810,127)
   Class C ......................................   (2,266,500)        (2,035,845)            (3,062,666)       (2,765,733)
                                                 ---------------------------------------------------------------------------
 Total distributions to shareholders ............  (23,775,101)       (23,145,808)           (21,491,336)      (21,575,860)
 Capital share transactions: (Note 2)
   Class A ......................................   23,089,986         33,623,333            (10,377,974)       20,250,134
   Class C ......................................    3,635,035         13,606,971              4,831,266        16,768,980
                                                 ---------------------------------------------------------------------------
 Total capital share transactions ...............   26,725,021         47,230,304             (5,546,708)       37,019,114
      Net increase (decrease) in
       net assets ...............................   35,830,577         56,807,072              1,262,027        48,314,992
Net assets
 Beginning of year ..............................  523,615,469        466,808,397            494,596,222       446,281,230
                                                 ---------------------------------------------------------------------------
 End of year .................................... $559,446,046       $523,615,469           $495,858,249      $494,596,222
                                                 ===========================================================================
Undistributed net investment income
 included in net assets:
 End of year .................................... $   (328,091)      $   (360,072)          $   (163,357)     $   (194,850)
                                                 ===========================================================================

                                                             Annual Report | 135

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 29, 2004 and February 28, 2003

                                                                               ----------------------------------
                                                                                       FRANKLIN VIRGINIA
                                                                                      TAX-FREE INCOME FUND
                                                                               ----------------------------------
                                                                                     2004               2003
                                                                               ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................... $ 20,760,239       $ 20,734,984
  Net realized gain (loss) from investments ...................................      318,193         (1,547,708)
  Net unrealized appreciation (depreciation) on investments ...................   11,519,624          6,208,600
                                                                               ----------------------------------
      Net increase (decrease) in net assets resulting from operations .........   32,598,056         25,395,876
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................................  (19,035,054)       (19,304,187)
   Class C ....................................................................   (1,596,169)        (1,537,328)
                                                                               ----------------------------------
 Total distributions to shareholders ..........................................  (20,631,223)       (20,841,515)
 Capital share transactions: (Note 2)
   Class A ....................................................................    4,626,319         26,656,643
   Class C ....................................................................      158,524          7,391,873
                                                                               ----------------------------------
 Total capital share transactions .............................................    4,784,843         34,048,516
      Net increase (decrease) in net assets ...................................   16,751,676         38,602,877
Net assets
 Beginning of year ............................................................  468,173,475        429,570,598
                                                                               ----------------------------------
 End of year .................................................................. $484,925,151       $468,173,475
                                                                               ==================================
Undistributed net investment income included in net assets:
 End of year .................................................................. $   (180,282)      $   (304,682)
                                                                               ==================================

136 |  See notes to financial statements.  |  Annual Report

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All Funds included in this report (the Funds) are diversified except the Franklin Maryland Tax-Free Income Fund. The investment objective of the Funds is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market. The Trust utilizes independent pricing services to perform any of the pricing functions under procedures approved by the Board Trustees. Tax-free bonds may be valued by the pricing services using matrix pricing which considers such factors as prices of comparable quality issues, yield, maturity, coupon, and credit ratings. If events occur that materially affect the values of securities after the prices are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

                                                             Annual Report | 137

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

----------------------------------------------------------------------------------------------------------------
      CLASS A                        CLASS A & CLASS C                    CLASS A, CLASS B, & CLASS C
----------------------------------------------------------------------------------------------------------------
Franklin Kentucky Tax-Free  Franklin Alabama Tax-Free Income Fund         Franklin Florida Tax-Free Income Fund
 Income Fund                Franklin Georgia Tax-Free Income Fund
                            Franklin Louisiana Tax-Free Income Fund
                            Franklin Maryland Tax-Free Income Fund
                            Franklin Missouri Tax-Free Income Fund
                            Franklin North Carolina Tax-Free Income Fund
                            Franklin Virginia Tax-Free Income Fund

138 |  Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

At February 29, 2004, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                       ----------------------------------------------------------------
                                             FRANKLIN ALABAMA                  FRANKLIN FLORIDA
                                           TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                       ----------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                       ----------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2004
 Shares sold ...........................  2,263,954    $ 26,105,547        14,888,557   $ 178,197,604
 Shares issued in reinvestment of
  distributions ........................    413,398       4,773,178         2,342,089      28,048,077
 Shares redeemed ....................... (2,464,934)    (28,399,205)      (21,979,610)   (262,246,938)
                                        ---------------------------------------------------------------
 Net increase (decrease) ...............    212,418    $  2,479,520        (4,748,964)  $ (56,001,257)
                                        ===============================================================
Year ended February 28, 2003
 Shares sold ...........................  2,720,475    $ 30,570,054        16,224,930   $ 190,925,054
 Shares issued in reinvestment of
  distributions ........................    411,009       4,629,720         2,248,772      26,425,324
 Shares redeemed ....................... (2,474,126)    (27,863,264)      (20,195,116)   (237,357,894)
                                        ---------------------------------------------------------------
 Net increase (decrease) ...............    657,358    $  7,336,510        (1,721,414)  $ (20,007,516)
                                        ===============================================================
CLASS B SHARES:
Year ended February 29, 2004
 Shares sold ...........................                                    2,246,771   $  27,088,183
 Shares issued in reinvestment of
  distributions ........................                                      120,530       1,451,711
 Shares redeemed .......................                                     (727,812)     (8,737,947)
                                                                         ------------------------------
 Net increase (decrease) ...............                                    1,639,489   $  19,801,947
                                                                         ==============================
Year ended February 28, 2003
 Shares sold ...........................                                    2,328,425   $  27,512,309
 Shares issued in reinvestment of
  distributions ........................                                       81,722         966,320
 Shares redeemed .......................                                     (449,448)     (5,328,114)
                                                                         ------------------------------
 Net increase (decrease) ...............                                    1,960,699   $  23,150,515
                                                                         ==============================
CLASS C SHARES:
Year ended February 29, 2004
 Shares sold ...........................    615,117    $  7,148,888         2,396,470   $  29,074,616
 Shares issued in reinvestment of
  distributions ........................     40,743         473,587           203,452       2,462,332
 Shares redeemed .......................   (260,368)     (3,011,364)       (1,860,119)    (22,439,826)
                                        ---------------------------------------------------------------
 Net increase (decrease) ...............    395,492    $  4,611,111           739,803    $  9,097,122
                                        ===============================================================
Year ended February 28, 2003
 Shares sold ...........................    791,454    $  8,988,483         2,767,475   $  32,935,996
 Shares issued in reinvestment of
  distributions ........................     35,890         407,239           175,927       2,089,536
 Shares redeemed .......................   (282,453)     (3,195,182)       (1,230,617)    (14,607,220)
                                        ---------------------------------------------------------------
 Net increase (decrease) ...............    544,891    $  6,200,540         1,712,785   $  20,418,312
                                        ===============================================================

                                                             Annual Report | 139

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       ----------------------------------------------------------------
                                             FRANKLIN GEORGIA                  FRANKLIN KENTUCKY
                                           TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                       ----------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                       ----------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2004
 Shares sold ..........................   1,660,253   $ 19,992,989          1,644,747    $ 18,576,555
 Shares issued in reinvestment of
  distributions .......................     365,767      4,406,855            210,011       2,369,767
 Shares redeemed ......................  (1,966,391)   (23,571,238)        (1,672,321)    (18,752,296)
                                        ---------------------------------------------------------------
 Net increase (decrease) ..............      59,629    $   828,606            182,437    $  2,194,026
                                        ===============================================================
Year ended February 28, 2003
 Shares sold ..........................   2,043,821   $ 24,188,284          2,159,812    $ 24,173,500
 Shares issued in reinvestment of
  distributions .......................     358,487      4,240,899            190,333       2,121,891
 Shares redeemed ......................  (2,396,807)   (28,322,020)          (863,900)     (9,655,096)
                                        ---------------------------------------------------------------
 Net increase (decrease) ..............       5,501      $ 107,163          1,486,245    $ 16,640,295
                                        ===============================================================
CLASS C SHARES:
Year ended February 29, 2004
 Shares sold ..........................     711,949   $  8,634,883
 Shares issued in reinvestment of
  distributions .......................      62,293        756,473
 Shares redeemed ......................    (577,059)    (6,987,214)
                                        ------------------------------
 Net increase (decrease) ..............     197,183   $  2,404,142
                                        ==============================
Year ended February 28, 2003
 Shares sold ..........................     927,401   $ 11,066,459
 Shares issued in reinvestment of
  distributions .......................      58,012        691,479
 Shares redeemed ......................    (367,006)    (4,398,715)
                                        ------------------------------
 Net increase (decrease) ..............     618,407   $  7,359,223
                                        ==============================

                                       ---------------------------------------------------------------
                                            FRANKLIN LOUISIANA                 FRANKLIN MARYLAND
                                           TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                       ---------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                       ---------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2004
 Shares sold ..........................   1,992,894   $ 23,090,261          4,647,064    $ 54,623,543
 Shares issued in reinvestment of
 distributions ........................     392,394      4,538,960            732,776       8,618,206
 Shares redeemed ......................  (1,978,776)   (22,718,790)        (4,272,744)    (50,152,948)
                                        ---------------------------------------------------------------
 Net increase (decrease) ..............     406,512   $  4,910,431          1,107,096    $ 13,088,801
                                        ===============================================================
Year ended February 28, 2003
 Shares sold ..........................   1,667,975   $ 19,006,969          5,352,288    $ 62,077,239
 Shares issued in reinvestment of
 distributions ........................     380,863      4,342,933            689,174       7,985,872
 Shares redeemed ......................  (1,457,832)   (16,626,121)        (3,035,370)    (35,126,382)
                                        ---------------------------------------------------------------
 Net increase (decrease) ..............     591,006   $  6,723,781          3,006,092    $ 34,936,729
                                        ===============================================================

140 |  Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       ---------------------------------------------------------------
                                            FRANKLIN LOUISIANA                 FRANKLIN MARYLAND
                                           TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                       ---------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                       ---------------------------------------------------------------
CLASS C SHARES:
Year ended February 29, 2004
 Shares sold ..........................     313,052   $  3,651,038            946,909    $ 11,262,018
 Shares issued in reinvestment of
  distributions .......................      36,055        420,614            101,326       1,204,169
 Shares redeemed ......................    (366,588)    (4,242,128)          (981,755)    (11,651,779)
                                        ---------------------------------------------------------------
 Net increase (decrease) ..............     (17,481)  $   (170,476)            66,480    $    814,408
                                        ===============================================================
Year ended February 28, 2003
 Shares sold ..........................     469,109   $  5,400,377          1,659,622    $ 19,451,359
 Shares issued in reinvestment of
  distributions .......................      34,385        395,363             89,480       1,047,856
 Shares redeemed ......................    (141,900)    (1,631,583)          (549,976)     (6,437,049)
                                        ---------------------------------------------------------------
 Net increase (decrease) ..............     361,594   $  4,164,157          1,199,126    $ 14,062,166
                                        ===============================================================

                                       ---------------------------------------------------------------
                                             FRANKLIN MISSOURI              FRANKLIN NORTH CAROLINA
                                           TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                       ---------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                       ---------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2004
 Shares sold ..........................   6,216,991   $ 76,004,841          4,241,562    $ 51,874,884
 Shares issued in reinvestment of
  distributions .......................     904,776     11,052,586            856,817      10,468,046
 Shares redeemed ......................  (5,255,100)   (63,967,441)        (5,976,256)    (72,720,904)
                                        ---------------------------------------------------------------
 Net increase (decrease) ..............   1,866,667   $ 23,089,986           (877,877)   $(10,377,974)
                                        ===============================================================
Year ended February 28, 2003
 Shares sold ..........................   5,750,975   $ 69,246,539          5,133,614    $ 61,721,118
 Shares issued in reinvestment of
  distributions .......................     850,951     10,230,750            861,386      10,352,896
 Shares redeemed ......................  (3,807,445)   (45,853,956)        (4,312,198)    (51,823,880)
                                        ---------------------------------------------------------------
 Net increase (decrease) ..............   2,794,481   $ 33,623,333          1,682,802    $ 20,250,134
                                        ===============================================================

CLASS C SHARES:
Year ended February 29, 2004
 Shares sold ..........................     947,105   $ 11,655,629          1,207,157    $ 14,897,913
 Shares issued in reinvestment of
  distributions .......................     115,205      1,414,442            149,255       1,839,541
 Shares redeemed ......................    (771,237)    (9,435,036)          (968,584)    (11,906,188)
                                        ---------------------------------------------------------------
 Net increase (decrease) ..............     291,073   $  3,635,035            387,828    $  4,831,266
                                        ===============================================================

                                                             Annual Report | 141

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       ---------------------------------------------------------------
                                             FRANKLIN MISSOURI              FRANKLIN NORTH CAROLINA
                                           TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                       ---------------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                       ---------------------------------------------------------------
CLASS C SHARES:
Year ended February 28, 2003
 Shares sold ..........................   1,534,768   $ 18,573,751          2,131,359    $ 25,773,944
 Shares issued in reinvestment of
 distributions ........................     103,840      1,255,534            137,126       1,662,595
 Shares redeemed ......................    (516,002)    (6,222,314)          (883,057)    (10,667,559)
                                       ---------------------------------------------------------------
 Net increase (decrease) ..............   1,122,606   $ 13,606,971          1,385,428    $ 16,768,980
                                       ===============================================================

                                                                          ----------------------------
                                                                               FRANKLIN VIRGINIA
                                                                             TAX-FREE INCOME FUND
                                                                          ----------------------------
                                                                            SHARES         AMOUNT
                                                                          ----------------------------
CLASS A SHARES:
Year ended February 29, 2004
 Shares sold ............................................................   4,425,238    $ 51,817,464
 Shares issued in reinvestment of distributions .........................     901,659      10,552,449
 Shares redeemed ........................................................  (4,941,087)    (57,743,594)
                                                                          ----------------------------
 Net increase (decrease) ................................................     385,810    $  4,626,319
                                                                          ============================
Year ended February 28, 2003
 Shares sold ............................................................   5,015,611    $ 57,798,594
 Shares issued in reinvestment of distributions .........................     887,130      10,210,584
 Shares redeemed ........................................................  (3,592,895)    (41,352,535)
                                                                          ----------------------------
 Net increase (decrease) ................................................   2,309,846    $ 26,656,643
                                                                          ============================
CLASS C SHARES:
Year ended February 29, 2004
 Shares sold ............................................................     658,051    $  7,776,322
 Shares issued in reinvestment of distributions .........................      80,253         947,475
 Shares redeemed ........................................................    (728,074)     (8,565,273)
                                                                          ----------------------------
 Net increase (decrease) ................................................      10,230    $    158,524
                                                                          ============================
Year ended February 28, 2003
 Shares sold ............................................................   1,035,218    $ 12,037,205
 Shares issued in reinvestment of distributions .........................      77,077         894,365
 Shares redeemed ........................................................    (477,123)     (5,539,697)
                                                                          ----------------------------
 Net increase (decrease) ................................................     635,172    $  7,391,873
                                                                          ============================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

-----------------------------------------------------------------------------------------
 ENTITY                                                         AFFILIATION
-----------------------------------------------------------------------------------------
 Franklin Advisers, Inc. (Advisers)                             Investment manager
 Franklin Templeton Services, LLC (FT Services)                 Administrative manager
 Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
 Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

142 |  Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Funds as follows:

------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
------------------------------------------------------------------------------
         .625%          First $100 million
         .500%          Over $100 million, up to and including $250 million
         .450%          In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive a portion of the management fees for the Franklin Kentucky Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan.

Distributors has advised the Funds it received (paid) net commissions from (on) sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                       -----------------------------------------
                                          FRANKLIN     FRANKLIN      FRANKLIN
                                           ALABAMA      FLORIDA       GEORGIA
                                          TAX-FREE     TAX-FREE      TAX-FREE
                                         INCOME FUND  INCOME FUND   INCOME FUND
                                       -----------------------------------------

Net commissions received (paid) .......   $(12,087)   $(856,584)     $(27,965)
Contingent deferred sales charges .....   $ 14,021    $ 187,142      $ 14,305

                                       -----------------------------------------
                                          FRANKLIN     FRANKLIN     FRANKLIN
                                          KENTUCKY    LOUISIANA     MARYLAND
                                          TAX-FREE     TAX-FREE     TAX-FREE
                                         INCOME FUND  INCOME FUND  INCOME FUND
                                       -----------------------------------------

Net commissions received (paid) .......    $40,864      $12,031       $27,668
Contingent deferred sales charges .....    $    --      $24,695       $21,983

                                       -----------------------------------------
                                          FRANKLIN     FRANKLIN      FRANKLIN
                                          MISSOURI  NORTH CAROLINA   VIRGINIA
                                          TAX-FREE     TAX-FREE      TAX-FREE
                                         INCOME FUND  INCOME FUND   INCOME FUND
                                       -----------------------------------------
Net commissions received (paid) .......   $(52,887)    $(38,150)      $41,807
Contingent deferred sales charges .....   $ 39,354     $ 36,492       $18,426

                                                             Annual Report | 143

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                           ----------------------------------------------------
                               FRANKLIN            FRANKLIN        FRANKLIN
                                ALABAMA             FLORIDA         GEORGIA
                               TAX-FREE            TAX-FREE        TAX-FREE
                              INCOME FUND         INCOME FUND     INCOME FUND
                           ----------------------------------------------------
Transfer agent fees .......     $69,222            $384,726         $69,749

                           ----------------------------------------------------
                               FRANKLIN            FRANKLIN        FRANKLIN
                               KENTUCKY           LOUISIANA        MARYLAND
                               TAX-FREE            TAX-FREE        TAX-FREE
                              INCOME FUND         INCOME FUND     INCOME FUND
                           ----------------------------------------------------
Transfer agent fees .......     $28,935             $52,116        $133,869

                           ----------------------------------------------------
                               FRANKLIN            FRANKLIN        FRANKLIN
                               MISSOURI         NORTH CAROLINA     VIRGINIA
                               TAX-FREE            TAX-FREE        TAX-FREE
                              INCOME FUND         INCOME FUND     INCOME FUND
                           ----------------------------------------------------
Transfer agent fees .......    $181,132            $143,568        $146,710


4. INCOME TAXES

At February 29, 2004, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                    --------------------------------------------
                                         FRANKLIN      FRANKLIN      FRANKLIN
                                          ALABAMA       FLORIDA       GEORGIA
                                         TAX-FREE      TAX-FREE      TAX-FREE
                                        INCOME FUND   INCOME FUND   INCOME FUND
                                    --------------------------------------------
Capital loss carryovers expiring in:
 2008 .............................     $ 1,941,746    $       --    $1,387,542
 2009 .............................         135,955     6,535,414       833,999
 2010 .............................       7,179,861       245,369            --
 2011 .............................         804,634            --            --
 2012 .............................         195,876            --       972,862
                                    --------------------------------------------
                                        $10,258,072    $6,780,783    $3,194,403
                                    ============================================

                                    --------------------------------------------
                                         FRANKLIN      FRANKLIN      FRANKLIN
                                         KENTUCKY      LOUISIANA     MARYLAND
                                         TAX-FREE      TAX-FREE      TAX-FREE
                                        INCOME FUND   INCOME FUND   INCOME FUND
                                    --------------------------------------------
Capital loss carryovers expiring in:
 2005 .............................      $  294,278    $       --      $     --
 2008 .............................         305,529       545,898            --
 2009 .............................              --       171,149       850,416
 2010 .............................         413,791            --       119,821
 2012 .............................       1,264,854     1,281,282            --
                                    --------------------------------------------
                                         $2,278,452    $1,998,329      $970,237
                                    ============================================

144 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                    ------------------------------------------
                                      FRANKLIN       FRANKLIN      FRANKLIN
                                      MISSOURI    NORTH CAROLINA   VIRGINIA
                                      TAX-FREE       TAX-FREE      TAX-FREE
                                     INCOME FUND    INCOME FUND   INCOME FUND
                                    ------------------------------------------
Capital loss carryovers expiring in:
 2008 .............................   $       --     $       --    $2,286,114
 2009 .............................    1,738,727      3,314,184     1,407,973
 2010 .............................           --             --     1,188,255
 2011 .............................      316,094             --            --
 2012 .............................    1,619,914        335,790     1,236,561
                                    ------------------------------------------
                                      $3,674,735     $3,649,974    $6,118,903
                                    ==========================================

At February 29, 2004, Franklin Kentucky Tax-Free Income Fund had expired capital loss carryover of $65,389, which was reclassed to paid-in capital.

At February 29, 2004, Franklin Georgia Tax-Free Income Fund has deferred capital losses of $201,460 occurring subsequent to October 31, 2003. For tax purposes, such losses will be reflected in the year ending February 28, 2005.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond discounts and wash sales.

At February 29, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                            ---------------------------------------------------
                                               FRANKLIN          FRANKLIN          FRANKLIN
                                                ALABAMA           FLORIDA           GEORGIA
                                               TAX-FREE          TAX-FREE          TAX-FREE
                                              INCOME FUND       INCOME FUND       INCOME FUND
                                            ---------------------------------------------------
Cost of investments ........................ $242,136,272     $1,613,113,637     $192,954,580
                                            ===================================================
Unrealized appreciation ....................   21,344,014        157,382,403       16,733,312
Unrealized depreciation ....................     (229,604)           (18,508)        (566,374)
                                            ---------------------------------------------------
Net unrealized appreciation (depreciation) . $ 21,114,410     $  157,363,895     $ 16,166,938
                                            ---------------------------------------------------
Distributable earnings - undistributed tax
 exempt income ............................. $     16,363     $      737,262     $     22,833
                                            ===================================================

                                                             Annual Report | 145

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                                  -------------------------------------------------------
                                                       FRANKLIN          FRANKLIN          FRANKLIN
                                                       KENTUCKY          LOUISIANA         MARYLAND
                                                       TAX-FREE          TAX-FREE          TAX-FREE
                                                      INCOME FUND       INCOME FUND       INCOME FUND
                                                  -------------------------------------------------------
Cost of investments .............................    $113,789,546      $189,217,483      $360,812,273
                                                  =======================================================
Unrealized appreciation .........................       7,487,504        14,744,719        24,600,789
Unrealized depreciation .........................        (214,596)         (121,620)         (120,510)
                                                  -------------------------------------------------------
Net unrealized appreciation (depreciation) ......    $  7,272,908      $ 14,623,099      $ 24,480,279
                                                  =======================================================
Distributable earnings - undistributed tax
 exempt income ..................................    $     52,004      $         --      $     97,874
                                                  =======================================================

                                                  -------------------------------------------------------
                                                       FRANKLIN          FRANKLIN          FRANKLIN
                                                       MISSOURI       NORTH CAROLINA       VIRGINIA
                                                       TAX-FREE          TAX-FREE          TAX-FREE
                                                      INCOME FUND       INCOME FUND       INCOME FUND
                                                  -------------------------------------------------------
Cost of investments .............................    $527,190,446      $455,209,045      $448,239,855
                                                  =======================================================
Unrealized appreciation .........................      38,564,088        35,484,653        32,457,913
Unrealized depreciation .........................        (792,549)         (250,234)         (357,278)
                                                  -------------------------------------------------------
Net unrealized appreciation (depreciation) ......    $ 37,771,539      $ 35,234,419      $ 32,100,635
                                                  =======================================================
Distributable earnings - undistributed tax
 exempt income ..................................    $     32,181      $    202,711      $    174,461
                                                  =======================================================

The tax character of distributions paid during the years ended February 29, 2004 and February 28, 2003, was as follows:

                                         ---------------------------------------------------------
                                             FRANKLIN ALABAMA              FRANKLIN FLORIDA
                                           TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                         ---------------------------------------------------------
                                            2004           2003           2004           2003
                                         ---------------------------------------------------------
Distributions paid from -
 tax-exempt income ..................... $11,426,767     $11,544,866   $80,971,293    $84,497,218
                                         ---------------------------------------------------------

                                         ---------------------------------------------------------
                                             FRANKLIN GEORGIA              FRANKLIN KENTUCKY
                                           TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                         ---------------------------------------------------------
                                            2004           2003           2004           2003
                                         ---------------------------------------------------------
Distributions paid from -
 tax-exempt income .....................  $8,975,484      $9,187,623    $5,158,609     $4,845,554
                                         ---------------------------------------------------------

                                         ---------------------------------------------------------
                                            FRANKLIN LOUISIANA             FRANKLIN MARYLAND
                                           TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                         ---------------------------------------------------------
                                            2004           2003           2004           2003
                                         ---------------------------------------------------------
Distributions paid from -
 tax-exempt income .....................  $9,102,275      $9,109,812   $16,689,162    $15,764,732
                                         ---------------------------------------------------------

146 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                         -------------------------------------------------------------
                                               FRANKLIN MISSOURI              FRANKLIN NORTH CAROLINA
                                             TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                         -------------------------------------------------------------
                                             2004           2003               2004           2003
                                         -------------------------------------------------------------
Distributions paid from -
 tax-exempt income ..................... $23,775,101     $23,145,808       $21,491,336    $21,575,860
                                         -------------------------------------------------------------

                                                                          ----------------------------
                                                                                FRANKLIN VIRGINIA
                                                                               TAX-FREE INCOME FUND
                                                                          ----------------------------
                                                                                2004           2003
                                                                          ----------------------------

Distributions paid from -
 tax-exempt income ......................................................  $20,631,223    $20,841,515
                                                                          ----------------------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 29, 2004 were as follows:

                        ---------------------------------------------------
                            FRANKLIN          FRANKLIN          FRANKLIN
                             ALABAMA           FLORIDA           GEORGIA
                            TAX-FREE          TAX-FREE          TAX-FREE
                           INCOME FUND       INCOME FUND       INCOME FUND
                        ---------------------------------------------------
Purchases .............    $37,055,013      $120,086,744       $28,042,972
Sales .................    $32,153,878      $156,736,874       $23,901,789

                        ---------------------------------------------------
                            FRANKLIN          FRANKLIN          FRANKLIN
                            KENTUCKY          LOUISIANA         MARYLAND
                            TAX-FREE          TAX-FREE          TAX-FREE
                           INCOME FUND       INCOME FUND       INCOME FUND
                        ---------------------------------------------------
Purchases .............    $18,567,203       $36,719,930       $54,794,668
Sales .................    $13,458,885       $32,558,640       $39,706,231


                        ---------------------------------------------------
                            FRANKLIN          FRANKLIN          FRANKLIN
                            MISSOURI       NORTH CAROLINA       VIRGINIA
                            TAX-FREE          TAX-FREE          TAX-FREE
                           INCOME FUND       INCOME FUND       INCOME FUND
                        ---------------------------------------------------
Purchases .............   $178,339,715       $37,049,140       $38,936,583
Sales .................   $132,694,766       $47,587,187       $32,573,576

                                                             Annual Report | 147

Franklin Tax-Free Trust

6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Funds, in addition to other entities within Franklin Templeton Investments, including the Company and other funds, have been named in shareholder class and derivative lawsuits related to the matter described above, as well as actions seeking the return of certain management fees to the Funds. The Funds' management believes that the claims made in the lawsuits are without merit and they intend to defend vigorously against the allegations. It is anticipated that the Funds may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Funds' investment adviser relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. The Fund's management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlements. The impact, if any, of these matters on the Funds is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it is committed to making the Funds or their shareholders whole, as appropriate.

148 |  Annual Report

Franklin Tax-Free Trust

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Tax-Free Trust (hereafter referred to as the "Funds") at February 29, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 12, 2004

                                                             Annual Report | 149

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)


Under Section 852(b)(5)(A) of the Internal Revenue Code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2004. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2005, shareholders will be notified of amounts for use in preparing their 2004 income tax returns.


150 |  Annual Report

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.



INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                LENGTH OF         FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (82)       Trustee        Since 1984        113                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)           Trustee        Since 1984        143                        Director, Bar-S Foods
 One Franklin Parkway                                                                        (meat packing company).
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank  holding company) (until 2002); and
 President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
 (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (71)        Trustee        Since 1989        134                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906
 -----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)           Trustee        Since 1998        82                         Director, Amerada Hess
 One Franklin Parkway                                                                        Corporation
 San Mateo, CA 94403-1906                                                                    (exploration and
                                                                                             refining of oil and
                                                                                             gas); Beverly
                                                                                             Enterprises, Inc.
                                                                                             (health care); H.J.
                                                                                             Heinz Company
                                                                                             (processed foods and
                                                                                             allied products); RTI
                                                                                             International Metals,
                                                                                             Inc. (manufacture and
                                                                                             distribution of
                                                                                             titanium); and
                                                                                             Canadian National
                                                                                             Railway (railroad).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States
 and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
 Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury
 Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (74)          Trustee        Since 1984        115                        Director, The
 One Franklin Parkway                                                                        California Center for
 San Mateo, CA 94403-1906                                                                    Land Recycling
                                                                                             (redevelopment).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

                                                             Annual Report | 151

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                LENGTH OF         FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (75)          Trustee        Since 1992        142                        Director, White
 One Franklin Parkway                                                                        Mountains Insurance
 San Mateo, CA 94403-1906                                                                    Group, Ltd. (holding
                                                                                             company); Martek
                                                                                             Biosciences
                                                                                             Corporation;
                                                                                             MedImmune, Inc.
                                                                                             (biotechnology); and
                                                                                             Overstock.com
                                                                                             (Internet services);
                                                                                             and FORMERLY,
                                                                                             Director, MCI
                                                                                             Communication
                                                                                             Corporation
                                                                                             (subsequently known as
                                                                                             MCI WorldCom, Inc. and
                                                                                             WorldCom, Inc.)
                                                                                             (communications
                                                                                             services) (1988-2002)
                                                                                             and Spacehab, Inc.
                                                                                             (aerospace services)
                                                                                             (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                LENGTH OF         FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)       Trustee and    Since 1984        142                        None
 One Franklin Parkway            Chairman of
 San Mateo, CA 94403-1906        the Board
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63)   Trustee,       Trustee and       125                        None
 One Franklin Parkway            President      President since
 San Mateo, CA 94403-1906        and Chief      1984 and Chief
                                 Executive      Executive Officer -
                                 Officer -      Investment
                                 Investment     Management
                                 Management     since 2002
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

152 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                LENGTH OF         FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 SHEILA AMOROSO (44)             Vice           Since 2000        Not Applicable             None
 One Franklin Parkway            President
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (58)            Vice           Since 1986        Not Applicable             None
 One Franklin Parkway            President
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 RAFAEL R. COSTAS, JR. (39)      Vice           Since 2000        Not Applicable             None
 One Franklin Parkway            President
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (43)         Vice           Since 1995        Not Applicable             None
 One Franklin Parkway            President
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)           Senior Vice    Since 2002        Not Applicable             None
 500 East Broward Blvd.          President
 Suite 2100                      and Chief
 Fort Lauderdale, FL             Executive
 33394-3091                      Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)              Vice           Since 2000        Not Applicable             None
 One Franklin Parkway            President
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and/or director of some of the other subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
 Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

                                                             Annual Report | 153

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                LENGTH OF         FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)           Vice           Since 2000        Not Applicable             None
 One Franklin Parkway            President
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM (65)           Treasurer      Since March 2004  Not Applicable             None
 One Franklin Parkway            and Chief
 San Mateo, CA 94403-1906        Financial
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel
 Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000);
 and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)          Vice           Since 2002        Not Applicable             Director, FTI Banque,
 600 5th Avenue                  President                                                   Arch Chemicals, Inc.
 Rockefeller Center                                                                          and Lingnan Foundation
 New York, NY 10048-0772
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)          Vice           Since 2000        Not Applicable             None
 One Franklin Parkway            President
 San Mateo, CA 94403-1906        and
                                 Secretary
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
 Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief
 Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton
 Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

154 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                LENGTH OF         FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 THOMAS WALSH (42)               Vice           Since 2000        Not Applicable             None
 One Franklin Parkway            President
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

                                                             Annual Report | 155

Franklin Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.


156 |  Annual Report

Literature Request


For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5,6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5,6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5,6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama                                     Michigan 8
Arizona                                     Minnesota 8
California 9                                Missouri
Colorado                                    New Jersey
Connecticut                                 New York 9
Florida 9                                   North Carolina
Georgia                                     Ohio 8
Kentucky                                    Oregon
Louisiana                                   Pennsylvania
Maryland                                    Tennessee
Massachusetts 8                             Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04                                              Not part of the annual report

[GRAPHIC OMITTED]

Franklin Templeton Logo

One Franklin Parkway
San Mateo, CA 94403-1906



[ ] WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
    Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TAX-FREE TRUST



INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a current Franklin Tax-Free Trust prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, talk to your financial advisor, call us at 1-800/DIAL BEN(R) (1-800/342-5236) or visit franklintempleton.com. Please read the prospectus carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


TF2 A2004 04/04




















                                                               FEBRUARY 29, 2004
--------------------------------------------------------------------------------


                                                       Franklin Arizona
                                                       Tax-Free Income Fund

                                                       Franklin Colorado
                                                       Tax-Free Income Fund

                                                       Franklin Connecticut
                                                       Tax-Free Income Fund

                                                       Franklin Double
                                                       Tax-Free Income Fund

                                                       Franklin Federal
                                                       Intermediate-Term
                                                       Tax-Free Income Fund

                                                       Franklin Federal
                                                       Limited-Term
                                                       Tax-Free Income Fund

                                                       Franklin High Yield
                                                       Tax-Free Income Fund

                                                       Franklin New Jersey
                                                       Tax-Free Income Fund

                                                       Franklin Oregon
                                                       Tax-Free Income Fund

                                                       Franklin Pennsylvania
                                                       Tax-Free Income Fund



[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
             ANNUAL REPORT AND SHAREHOLDER LETTER | TAX-FREE INCOME
--------------------------------------------------------------------------------

                             Franklin Tax-Free Trust

--------------------------------------------------------------------------------
WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at
franklintempleton.com. see inside for details.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS
                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.



SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.



TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.



RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.



--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ................   1

SPECIAL FEATURE:
Understanding Your
Tax-Free Income Fund ..............   4

ANNUAL REPORT
Municipal Bond
Market Overview ...................   7

Investment Strategy and
Manager's Discussion ..............   9

Franklin Arizona
Tax-Free Income Fund ..............  10

Franklin Colorado
Tax-Free Income Fund ..............  17

Franklin Connecticut
Tax-Free Income Fund ..............  23

Franklin Double
Tax-Free Income Fund ..............  30

Franklin Federal
Intermediate-Term
Tax-Free Income Fund ..............  37

Franklin Federal
Limited-Term
Tax-Free Income Fund ..............  43

Franklin High Yield
Tax-Free Income Fund ..............  46

Franklin New Jersey
Tax-Free Income Fund ..............  53

Franklin Oregon
Tax-Free Income Fund ..............  61

Franklin Pennsylvania
Tax-Free Income Fund ..............  67

Financial Highlights and
Statements of Investments .........  74

Financial Statements .............. 174

Notes to
Financial Statements .............. 188

Independent
Auditors' Report .................. 204

Tax Designation ................... 205

Board Members
and Officers ...................... 206

Proxy Voting Policies
and Procedures .................... 211


--------------------------------------------------------------------------------

Annual Report


Municipal Bond Market Overview

During the fiscal year ended February 29, 2004, the municipal bond market received support from investors, resulting in a broad-based municipal bond price increase. Consequently, the Lehman Brothers Municipal Bond Index rose 6.30% for the 12-month period. 1 Several factors contributed to bond market strength. Rising unemployment, excess production capacity, the Federal Reserve Board's (the Fed's) decision to lower the federal funds target rate to 1.00% in June 2003, and many foreign governments' strong demand for Treasury bonds each played a role in driving fixed income prices higher. Persistently low inflation was also important because it can reassure fixed income investors that the value of their cash flow is more likely to retain its purchasing power. Inflation as measured by the Consumer Price Index (CPI) rose a modest 1.9% for the 12 months under review.

Bond prices and borrowing rates for issuers are generally inversely related; thus borrowing costs for most municipalities declined during the period under review. According to Municipal Market Data, the yield for 30-year AAA bonds declined from 4.71% at the beginning of the year under review to 4.44% on February 29, 2004. 2 Declining yields provided some municipalities with the opportunity to refinance their outstanding debt at lower interest rates. During calendar year 2003, municipalities issued $94 billion of bonds to refund their outstanding debt. Refunding debt combined with new-issue bonds totaled $384 billion in 2003, surpassing the $358 billion record set in 2002. 3

Another trend in the municipal bond market was greater short-term borrowing, largely because of the need to smooth annual revenues and fill budget gaps, and the unusually wide spread between short- and long-term rates. In 2003 municipal note issuance reached the second-highest level of the past decade. Despite the abundance of short-term notes, the difference between short- and long-term rates, illustrated by the yield curve, was wider on average for the year ended February 29, 2004 than for the 10 prior years. Although the yield curve was steep, which can reflect fear of rising rates on the long end, long-term interest rates remained near four-decade lows during the year under review.



1. Source: Standard & Poors Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.
2. Source: Thomson Financial.
3. Source: THE BOND BUYER online, www.bondbuyer.com, "A Decade of Municipal Bond Finance," 3/4/04.


                                                               Annual Report | 7

The path toward higher municipal bond prices was unsteady at times during the year under review as significant events affected the market. Globally, triumphs and setbacks in Iraq and the Middle East, tension with North Korea, outbreaks of contagious diseases, and worldwide terrorist activity made headlines. Domestically, changing tax policies, burgeoning budget deficits, dollar devaluation, national health care reform, and several financial scandals were prominent news stories over the past 12 months. Such events seemed to be reflected in the Lehman Brothers Municipal Bond Index's volatility. The index returned 4.13% between February 28 and June 15, 2003, then fell 4.80% from June 15 through August 15, and rose 7.22% from August 15 through fiscal year-end. 1 The municipal bond market, however, experienced less volatility than the 10-year Treasury bond or the Standard & Poor's 500 Composite Index (S&P 500). 4

Many states coped with financial challenges and budget deficits during the year under review. According to the Center on Budget and Policy Priorities, a nonpartisan organization that researches and analyzes a range of government policies and programs, in January 2003 the projected budget shortfall for fiscal year 2004 for all states totaled between $70 billion and $85 billion. However, in January 2004, Moody's Investors Service, an independent credit rating agency, released a report entitled "State Credit Cycle Approaches the Bottom; Lessons from the Early 1990s," which cited several factors that Moody's suggests could contribute to eventual restoration of fiscal balance. Even with large budgetary swings, overall municipal debt credit quality remained high, which resulted in Moody's credit upgrades surpassing downgrades by 415 to 306 for 2003.



4. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.




8 | Annual Report

Investment Strategy and
Manager's Discussion



We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolios become well diversified with a broad range of coupons, calls and maturities. This broad diversification helps stabilize Fund share prices. We generally stay fully invested to support income distribution.

The record amount of new issuance nationally during the Funds' fiscal year provided us with ample opportunity to keep the portfolios fully invested, improve the structure of existing portfolios, or execute tax losses. The mixture of our value-oriented philosophy of investing primarily for income, a large supply of municipal bonds, and a steep yield curve favored the use of longer-term bonds within the parameters of each specific fund. Consequently, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features for the long-term funds, invested in bonds between 10 and 15 years in maturity for the intermediate-term funds, and 5 years or less for the limited-term fund.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.



                                                               Annual Report | 9

Franklin Arizona Tax-Free Income Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Arizona Tax-Free Income Fund seeks to provide high, current income exempt from federal and Arizona state personal income taxes through a portfolio consisting mainly of Arizona municipal bonds. 1



--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

AAA ..................................  60.3%
AA ...................................   7.3%
A ....................................  19.7%
BBB ..................................  11.3%
Below Investment Grade ...............   1.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Arizona Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $10.88 on February 28, 2003, to $11.21 on February 29, 2004. The Fund's Class A shares paid dividends totaling 51.90 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.33%, based on an annualization of the current 4.23 cent ($0.0423) per share dividend and the maximum offering price of $11.71 on February 29, 2004. An investor in the 2004 maximum combined federal and Arizona



1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 77.


10 | Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Arizona Tax-Free Income Fund
3/1/03-2/29/04

----------------------------------------------------------------------
                                     DIVIDEND PER SHARE
                      ------------------------------------------------
   MONTH                CLASS A            CLASS B            CLASS C
----------------------------------------------------------------------
   March               4.35 cents        3.85 cents        3.90 cents
----------------------------------------------------------------------
   April               4.35 cents        3.85 cents        3.90 cents
----------------------------------------------------------------------
   May                 4.35 cents        3.85 cents        3.90 cents
----------------------------------------------------------------------
   June                4.35 cents        3.84 cents        3.77 cents
----------------------------------------------------------------------
   July                4.35 cents        3.84 cents        3.77 cents
----------------------------------------------------------------------
   August              4.35 cents        3.86 cents        3.79 cents
----------------------------------------------------------------------
   September           4.35 cents        3.86 cents        3.79 cents
----------------------------------------------------------------------
   October             4.35 cents        3.86 cents        3.79 cents
----------------------------------------------------------------------
   November            4.35 cents        3.86 cents        3.79 cents
----------------------------------------------------------------------
   December            4.25 cents        3.75 cents        3.76 cents
----------------------------------------------------------------------
   January             4.25 cents        3.75 cents        3.76 cents
----------------------------------------------------------------------
   February            4.25 cents        3.75 cents        3.76 cents
----------------------------------------------------------------------
   TOTAL              51.90 CENTS       45.92 CENTS       45.68 CENTS
----------------------------------------------------------------------


state personal income tax bracket of 38.28% would need to earn a distribution rate of 7.02% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the 12 months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE 3

Arizona's solid economic base continued to diversify away from its prior dependence on natural resources, with particular growth seen in the high technology and tourism sectors through the 1990s. Although manufacturing employment was well below the national average at about 8% of the state's total employment, over half



3. Source: Moody's Investors Service, "New Issue: Arizona School Facilities Board," 2/18/04.



                                                              Annual Report | 11

PORTFOLIO BREAKDOWN
Franklin Arizona Tax-Free Income Fund
2/29/04

--------------------------------------------------------
                                             % OF TOTAL
                                  LONG-TERM INVESTMENTS
--------------------------------------------------------
  Utilities                                       23.0%
--------------------------------------------------------
  Hospital & Health Care                          20.1%
--------------------------------------------------------
  Prerefunded                                     10.7%
--------------------------------------------------------
  Transportation                                   9.4%
--------------------------------------------------------
  Higher Education                                 9.3%
--------------------------------------------------------
  General Obligation                               7.8%
--------------------------------------------------------
  Subject to Government Appropriations             6.4%
--------------------------------------------------------
  Housing                                          4.0%
--------------------------------------------------------
  Other Revenue                                    3.9%
--------------------------------------------------------
  Tax-Supported                                    3.7%
--------------------------------------------------------
  Corporate-Backed                                 1.7%
--------------------------------------------------------


of this was recently associated with high technology industries. Arizona's population growth far outpaced the nation's from 1990 through 2000. Although Arizona's personal income growth rate has exceeded the national rate in recent years, poverty levels remain high, with the state ranked among the top 15 states for percentage of persons living in poverty. Personal income levels remained at about 85% of the national average.

Like many states, Arizona felt the impact of the general economic slowdown on its revenues, particularly sales and income tax collection. High technology and tourism sector weakness contributed to declining income tax revenues and job growth in recent years. Decreasing revenues, coupled with expenditure needs related to health care and welfare caseload growth, resulted in a shortfall of close to $1 billion for fiscal year 2004. Various measures, mostly non-recurring, were used to address the shortfall, including about $340 million of federal fiscal relief and federal medical assistance funds. However, year-to-date fiscal year 2004 general fund base revenue collections through December 2003 were up 7.7% compared with the same period in fiscal year 2003 and 3.8% ahead of forecast.

Independent credit rating agency Moody's Investors Service revised Arizona's credit outlook from negative to stable. The revised outlook reflects an improvement in state economic conditions, which together with federal relief funding helped stabilize fiscal deterioration earlier than expected. Although the state experienced some economic and fiscal improvement, it will likely continue to face education, health care, social services and corrections expenditure pressures associated with its growing population and potential new policy initiatives that may continue to strain finances over the next few years. The governor is actively working with the legislature to propose various methods of dealing with the anticipated 2005 budget gap.


MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

Performance Summary as of 2/29/04

FRANKLIN ARIZONA TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.33            $11.21           $10.88
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5190
---------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           2/29/04          2/28/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)*                                +$0.32            $11.26           $10.94
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4592
---------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.34            $11.31           $10.97
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4568
---------------------------------------------------------------------------------------------------

*NAV does not agree to NAV disclosed in the accompanying Financial Statements due to financial statement adjusting entries posted as of period-end.




        Annual Report | Past performance does not guarantee future results. | 13

PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
  CLASS A                                                                 1-YEAR           5-YEAR       10-YEAR
---------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +8.00%          +27.55%       +69.84%
---------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +3.44%           +4.07%        +4.99%
---------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +3.14%           +3.98%        +5.32%
---------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               4.33%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            7.02%
---------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       3.48%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        5.64%
---------------------------------------------------------------------------------------------------------------------
  CLASS B                                                                 1-YEAR           3-YEAR  INCEPTION (2/1/00)
---------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +7.28%          +18.26%       +32.09%
---------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +3.28%           +4.85%        +6.67%
---------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +3.08%           +4.51%        +6.48%
---------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               3.93%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            6.37%
---------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       3.08%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        4.99%
---------------------------------------------------------------------------------------------------------------------
  CLASS C                                                                 1-YEAR           5-YEAR  INCEPTION (5/1/95)
---------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +7.42%          +24.20%       +57.77%
---------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +6.42%           +4.43%        +5.30%
---------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +6.12%           +4.30%        +5.22%
---------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               3.95%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            6.39%
---------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       3.08%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        4.99%
---------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



14 | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/94-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                Franklin Arizona Tax-      Lehman Brothers
Date            Free Income Fund           Municipal Bond Index 7    CPI 7
3/1/94          $9,578                     $10,000                   $10,000
3/31/94         $9,272                      $9,593                   $10,034
4/30/94         $9,315                      $9,674                   $10,048
5/31/94         $9,362                      $9,758                   $10,055
6/30/94         $9,336                      $9,698                   $10,089
7/31/94         $9,481                      $9,876                   $10,116
8/31/94         $9,519                      $9,910                   $10,157
9/30/94         $9,430                      $9,765                   $10,184
10/31/94        $9,296                      $9,592                   $10,191
11/30/94        $9,124                      $9,418                   $10,204
12/31/94        $9,300                      $9,625                   $10,204
1/31/95         $9,504                      $9,900                   $10,245
2/28/95         $9,738                     $10,188                   $10,286
3/31/95         $9,842                     $10,305                   $10,320
4/30/95         $9,869                     $10,318                   $10,354
5/31/95        $10,114                     $10,647                   $10,375
6/30/95        $10,048                     $10,554                   $10,395
7/31/95        $10,115                     $10,654                   $10,395
8/31/95        $10,216                     $10,789                   $10,423
9/30/95        $10,263                     $10,857                   $10,443
10/31/95       $10,406                     $11,015                   $10,477
11/30/95       $10,563                     $11,198                   $10,470
12/31/95       $10,657                     $11,305                   $10,464
1/31/96        $10,709                     $11,391                   $10,525
2/29/96        $10,639                     $11,314                   $10,559
3/31/96        $10,519                     $11,169                   $10,613
4/30/96        $10,504                     $11,138                   $10,654
5/31/96        $10,521                     $11,133                   $10,675
6/30/96        $10,645                     $11,255                   $10,682
7/31/96        $10,717                     $11,357                   $10,702
8/31/96        $10,726                     $11,354                   $10,723
9/30/96        $10,875                     $11,513                   $10,757
10/31/96       $10,974                     $11,643                   $10,791
11/30/96       $11,131                     $11,856                   $10,811
12/31/96       $11,106                     $11,806                   $10,811
1/31/97        $11,127                     $11,828                   $10,845
2/28/97        $11,217                     $11,937                   $10,879
3/31/97        $11,092                     $11,778                   $10,907
4/30/97        $11,181                     $11,876                   $10,920
5/31/97        $11,317                     $12,055                   $10,913
6/30/97        $11,422                     $12,184                   $10,927
7/31/97        $11,686                     $12,521                   $10,941
8/31/97        $11,604                     $12,404                   $10,961
9/30/97        $11,730                     $12,551                   $10,988
10/31/97       $11,798                     $12,632                   $11,016
11/30/97       $11,868                     $12,706                   $11,009
12/31/97       $12,023                     $12,891                   $10,995
1/31/98        $12,120                     $13,024                   $11,016
2/28/98        $12,132                     $13,028                   $11,036
3/31/98        $12,136                     $13,040                   $11,057
4/30/98        $12,112                     $12,981                   $11,077
5/31/98        $12,259                     $13,186                   $11,097
6/30/98        $12,295                     $13,238                   $11,111
7/31/98        $12,333                     $13,271                   $11,125
8/31/98        $12,485                     $13,476                   $11,138
9/30/98        $12,632                     $13,644                   $11,152
10/31/98       $12,622                     $13,644                   $11,179
11/30/98       $12,665                     $13,692                   $11,179
12/31/98       $12,677                     $13,726                   $11,172
1/31/99        $12,809                     $13,890                   $11,200
2/28/99        $12,761                     $13,829                   $11,213
3/31/99        $12,812                     $13,848                   $11,247
4/30/99        $12,831                     $13,883                   $11,329
5/31/99        $12,777                     $13,802                   $11,329
6/30/99        $12,589                     $13,604                   $11,329
7/31/99        $12,618                     $13,653                   $11,363
8/31/99        $12,459                     $13,544                   $11,391
9/30/99        $12,443                     $13,549                   $11,445
10/31/99       $12,215                     $13,403                   $11,466
11/30/99       $12,311                     $13,545                   $11,472
12/31/99       $12,191                     $13,444                   $11,472
1/31/00        $12,094                     $13,386                   $11,506
2/29/00        $12,230                     $13,541                   $11,575
3/31/00        $12,523                     $13,837                   $11,670
4/30/00        $12,447                     $13,755                   $11,677
5/31/00        $12,380                     $13,684                   $11,691
6/30/00        $12,677                     $14,046                   $11,752
7/31/00        $12,856                     $14,242                   $11,779
8/31/00        $13,060                     $14,461                   $11,779
9/30/00        $12,993                     $14,386                   $11,840
10/31/00       $13,129                     $14,543                   $11,861
11/30/00       $13,210                     $14,653                   $11,868
12/31/00       $13,449                     $15,015                   $11,861
1/31/01        $13,511                     $15,164                   $11,936
2/28/01        $13,553                     $15,212                   $11,984
3/31/01        $13,652                     $15,348                   $12,011
4/30/01        $13,525                     $15,182                   $12,059
5/31/01        $13,636                     $15,345                   $12,113
6/30/01        $13,767                     $15,448                   $12,134
7/31/01        $14,012                     $15,677                   $12,100
8/31/01        $14,187                     $15,935                   $12,100
9/30/01        $14,111                     $15,882                   $12,154
10/31/01       $14,176                     $16,071                   $12,113
11/30/01       $13,973                     $15,936                   $12,093
12/31/01       $13,853                     $15,785                   $12,045
1/31/02        $14,005                     $16,059                   $12,072
2/28/02        $14,179                     $16,252                   $12,120
3/31/02        $13,921                     $15,934                   $12,188
4/30/02        $14,134                     $16,245                   $12,256
5/31/02        $14,182                     $16,344                   $12,256
6/30/02        $14,302                     $16,516                   $12,263
7/31/02        $14,490                     $16,729                   $12,277
8/31/02        $14,655                     $16,930                   $12,318
9/30/02        $15,001                     $17,301                   $12,338
10/31/02       $14,710                     $17,014                   $12,359
11/30/02       $14,629                     $16,943                   $12,359
12/31/02       $14,912                     $17,301                   $12,331
1/31/03        $17,257                     $12,386
2/28/03        $15,070                     $17,498                   $12,481
3/31/03        $15,094                     $17,509                   $12,556
4/30/03        $15,197                     $17,624                   $12,529
5/31/03        $15,561                     $18,037                   $12,509
6/30/03        $15,554                     $17,960                   $12,522
7/31/03        $15,011                     $17,332                   $12,536
8/31/03        $15,123                     $17,461                   $12,584
9/30/03        $15,573                     $17,975                   $12,624
10/31/03       $15,523                     $17,884                   $12,611
11/30/03       $15,706                     $18,070                   $12,577
12/31/03       $15,861                     $18,220                   $12,563
1/31/04        $16,037                     $18,324                   $12,624
2/29/04        $16,268                     $18,600                   $12,693



CLASS B (2/1/00-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                Franklin Arizona Tax-      Lehman Brothers
Date            Free Income Fund           Municipal Bond Index 7    CPI 7
02/01/2000     $10,000                     $10,000                   $10,000
2/29/00        $10,121                     $10,116                   $10,059
3/31/00        $10,359                     $10,337                   $10,142
4/30/00        $10,302                     $10,276                   $10,148
5/31/00        $10,240                     $10,223                   $10,160
6/30/00        $10,481                     $10,494                   $10,213
7/31/00        $10,633                     $10,640                   $10,237
8/31/00        $10,795                     $10,804                   $10,237
9/30/00        $10,735                     $10,747                   $10,290
10/31/00       $10,841                     $10,865                   $10,308
11/30/00       $10,914                     $10,947                   $10,314
12/31/00       $11,096                     $11,217                   $10,308
1/31/01        $11,142                     $11,328                   $10,373
2/28/01        $11,171                     $11,364                   $10,415
3/31/01        $11,257                     $11,466                   $10,438
4/30/01        $11,136                     $11,342                   $10,480
5/31/01        $11,232                     $11,464                   $10,527
6/30/01        $11,335                     $11,541                   $10,545
7/31/01        $11,530                     $11,712                   $10,515
8/31/01        $11,669                     $11,905                   $10,515
9/30/01        $11,601                     $11,865                   $10,563
10/31/01       $11,648                     $12,006                   $10,527
11/30/01       $11,489                     $11,905                   $10,509
12/31/01       $11,374                     $11,792                   $10,468
1/31/02        $11,492                     $11,997                   $10,492
2/28/02        $11,639                     $12,141                   $10,533
3/31/02        $11,412                     $11,903                   $10,592
4/30/02        $11,592                     $12,136                   $10,652
5/31/02        $11,615                     $12,210                   $10,652
6/30/02        $11,719                     $12,339                   $10,658
7/31/02        $11,867                     $12,498                   $10,669
8/31/02        $11,986                     $12,648                   $10,705
9/30/02        $12,272                     $12,925                   $10,723
10/31/02       $12,029                     $12,711                   $10,741
11/30/02       $11,958                     $12,658                   $10,741
12/31/02       $12,183                     $12,925                   $10,717
1/31/03        $12,137                     $12,892                   $10,764
2/28/03        $12,310                     $13,072                   $10,847
3/31/03        $12,313                     $13,080                   $10,912
4/30/03        $12,390                     $13,167                   $10,889
5/31/03        $12,681                     $13,475                   $10,871
6/30/03        $12,669                     $13,418                   $10,883
7/31/03        $12,223                     $12,948                   $10,895
8/31/03        $12,310                     $13,045                   $10,936
9/30/03        $12,668                     $13,428                   $10,972
10/31/03       $12,622                     $13,361                   $10,960
11/30/03       $12,765                     $13,500                   $10,930
12/31/03       $12,883                     $13,612                   $10,918
1/31/04        $13,020                     $13,690                   $10,972
2/29/04        $13,009                     $13,896                   $11,031




        Annual Report | Past performance does not guarantee future results. | 15

AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------
  Class C                          2/29/04
-------------------------------------------
  1-Year                            +6.42%
-------------------------------------------
  5-Year                            +4.43%
-------------------------------------------
  Since Inception (5/1/95)          +5.30%
-------------------------------------------



CLASS C (5/1/95-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                Franklin Arizona Tax-     Lehman Brothers
Date            Free Income Fund          Municipal Bond Index 7      CPI 7
5/1/95          $10,000                   $10,000                     $10,000
5/31/95         $10,268                   $10,319                     $10,020
6/30/95         $10,195                   $10,229                     $10,039
7/31/95         $10,257                   $10,326                     $10,039
8/31/95         $10,364                   $10,457                     $10,066
9/30/95         $10,416                   $10,523                     $10,086
10/31/95        $10,545                   $10,676                     $10,118
11/30/95        $10,707                   $10,853                     $10,112
12/31/95        $10,788                   $10,957                     $10,105
1/31/96         $10,844                   $11,040                     $10,165
2/29/96         $10,759                   $10,966                     $10,197
3/31/96         $10,643                   $10,825                     $10,250
4/30/96         $10,623                   $10,795                     $10,290
5/31/96         $10,633                   $10,791                     $10,309
6/30/96         $10,744                   $10,908                     $10,316
7/31/96         $10,820                   $11,007                     $10,336
8/31/96         $10,822                   $11,004                     $10,355
9/30/96         $10,966                   $11,158                     $10,388
10/31/96        $11,069                   $11,285                     $10,421
11/30/96        $11,221                   $11,491                     $10,441
12/31/96        $11,191                   $11,443                     $10,441
1/31/97         $11,197                   $11,464                     $10,474
2/28/97         $11,286                   $11,569                     $10,507
3/31/97         $11,165                   $11,415                     $10,533
4/30/97         $11,249                   $11,511                     $10,546
5/31/97         $11,379                   $11,684                     $10,540
6/30/97         $11,469                   $11,808                     $10,553
7/31/97         $11,729                   $12,136                     $10,566
8/31/97         $11,652                   $12,022                     $10,586
9/30/97         $11,771                   $12,164                     $10,612
10/31/97        $11,832                   $12,243                     $10,639
11/30/97        $11,897                   $12,315                     $10,632
12/31/97        $12,045                   $12,494                     $10,619
1/31/98         $12,147                   $12,623                     $10,639
2/28/98         $12,153                   $12,627                     $10,658
3/31/98         $12,151                   $12,638                     $10,678
4/30/98         $12,111                   $12,581                     $10,698
5/31/98         $12,253                   $12,780                     $10,718
6/30/98         $12,293                   $12,831                     $10,731
7/31/98         $12,313                   $12,863                     $10,744
8/31/98         $12,469                   $13,062                     $10,757
9/30/98         $12,621                   $13,224                     $10,770
10/31/98        $12,593                   $13,224                     $10,797
11/30/98        $12,629                   $13,270                     $10,797
12/31/98        $12,635                   $13,304                     $10,790
1/31/99         $12,759                   $13,462                     $10,816
2/28/99         $12,705                   $13,403                     $10,829
3/31/99         $12,760                   $13,422                     $10,862
4/30/99         $12,773                   $13,455                     $10,941
5/31/99         $12,704                   $13,377                     $10,941
6/30/99         $12,513                   $13,185                     $10,941
7/31/99         $12,536                   $13,233                     $10,974
8/31/99         $12,373                   $13,127                     $11,001
9/30/99         $12,352                   $13,132                     $11,053
10/31/99        $12,122                   $12,990                     $11,073
11/30/99        $12,209                   $13,128                     $11,080
12/31/99        $12,086                   $13,030                     $11,080
1/31/00         $11,984                   $12,974                     $11,113
2/29/00         $12,114                   $13,124                     $11,178
3/31/00         $12,396                   $13,411                     $11,271
4/30/00         $12,317                   $13,332                     $11,277
5/31/00         $12,244                   $13,263                     $11,290
6/30/00         $12,530                   $13,614                     $11,350
7/31/00         $12,700                   $13,803                     $11,376
8/31/00         $12,894                   $14,016                     $11,376
9/30/00         $12,833                   $13,943                     $11,435
10/31/00        $12,949                   $14,095                     $11,455
11/30/00        $13,036                   $14,202                     $11,461
12/31/00        $13,265                   $14,553                     $11,455
1/31/01         $13,307                   $14,697                     $11,527
2/28/01         $13,342                   $14,744                     $11,573
3/31/01         $13,445                   $14,876                     $11,600
4/30/01         $13,302                   $14,715                     $11,646
5/31/01         $13,417                   $14,873                     $11,698
6/30/01         $13,539                   $14,973                     $11,718
7/31/01         $13,772                   $15,194                     $11,685
8/31/01         $13,937                   $15,445                     $11,685
9/30/01         $13,857                   $15,393                     $11,738
10/31/01        $13,914                   $15,576                     $11,698
11/30/01        $13,711                   $15,445                     $11,679
12/31/01        $13,588                   $15,299                     $11,633
1/31/02         $13,729                   $15,564                     $11,659
2/28/02         $13,905                   $15,752                     $11,705
3/31/02         $13,635                   $15,443                     $11,771
4/30/02         $13,848                   $15,745                     $11,837
5/31/02         $13,875                   $15,841                     $11,837
6/30/02         $14,000                   $16,008                     $11,843
7/31/02         $14,175                   $16,214                     $11,856
8/31/02         $14,330                   $16,409                     $11,896
9/30/02         $14,658                   $16,768                     $11,916
10/31/02        $14,369                   $16,490                     $11,935
11/30/02        $14,284                   $16,422                     $11,935
12/31/02        $14,552                   $16,768                     $11,909
1/31/03         $14,498                   $16,726                     $11,962
2/28/03         $14,691                   $16,960                     $12,054
3/31/03         $14,708                   $16,970                     $12,126
4/30/03         $14,801                   $17,082                     $12,100
5/31/03         $15,147                   $17,482                     $12,080
6/30/03         $15,132                   $17,407                     $12,093
7/31/03         $14,599                   $16,798                     $12,107
8/31/03         $14,702                   $16,924                     $12,153
9/30/03         $15,126                   $17,421                     $12,192
10/31/03        $15,070                   $17,333                     $12,179
11/30/03        $15,241                   $17,514                     $12,146
12/31/03        $15,383                   $17,659                     $12,133
1/31/04         $15,558                   $17,760                     $12,192
2/29/04         $15,777                   $18,028                     $12,258




ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to no initial sales charge, but subject to 1% CDSC for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/04.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Arizona state personal income tax bracket of 38.28%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.



16 | Past performance does not guarantee future results. | Annual Report

Franklin Colorado Tax-Free Income Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Colorado Tax-Free Income Fund seeks to provide high, current income exempt from federal and Colorado state personal income taxes through a portfolio consisting mainly of Colorado municipal bonds. 1



--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

AAA ................  67.4%
AA .................   8.7%
A ..................  14.6%
BBB ................   9.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------


We are pleased to bring you Franklin Colorado Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.98 on February 28, 2003, to $12.19 on February 29, 2004. The Fund's Class A shares paid dividends totaling 53.61 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.26%, based on an annualization of the current 4.52 cent ($0.0452) per share dividend and the maximum offering price of $12.73 on



1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 85.


                                                              Annual Report | 17

DIVIDEND DISTRIBUTIONS*
Franklin Colorado Tax-Free Income Fund
3/1/03-2/29/04

------------------------------------------------------------------------
                                               DIVIDEND PER SHARE
                                          ------------------------------
   MONTH                                    CLASS A           CLASS C
------------------------------------------------------------------------
   March                                   4.45 cents        3.94 cents
------------------------------------------------------------------------
   April                                   4.45 cents        3.94 cents
------------------------------------------------------------------------
   May                                     4.45 cents        3.94 cents
------------------------------------------------------------------------
   June                                    4.45 cents        3.83 cents
------------------------------------------------------------------------
   July                                    4.45 cents        3.83 cents
------------------------------------------------------------------------
   August                                  4.45 cents        3.86 cents
------------------------------------------------------------------------
   September                               4.45 cents        3.86 cents
------------------------------------------------------------------------
   October                                 4.45 cents        3.86 cents
------------------------------------------------------------------------
   November                                4.45 cents        3.86 cents
------------------------------------------------------------------------
   December                                4.52 cents        3.97 cents
------------------------------------------------------------------------
   January                                 4.52 cents        3.97 cents
------------------------------------------------------------------------
   February                                4.52 cents        3.97 cents
------------------------------------------------------------------------
   TOTAL                                  53.61 CENTS       46.83 CENTS
------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.



February 29, 2004. An investor in the 2004 maximum combined federal and Colorado state personal income tax bracket of 38.01% would need to earn a distribution rate of 6.87% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.


STATE UPDATE

Colorado has a diversified and growing economy, and is now home to over 4.5 million residents. 3 The state's population grew 30.6% between 1990 and 2000, fueled in part by expansion in the high technology and telecommunications sectors. 3 These same industries led the state to experience disproportionate weakness during the recent national recession. However, the state's employment base is well diversified with major sectors including government, professional and business services, retail trade, accommodation and food services, health care and social assistance, manufacturing, construction and financial activities. Median household buying income remained at 115% of the national average. 3





3. Source: Standard & Poor's, "Summary: Colorado; Appropriation, Appropriation," RATINGSDIRECT, 1/13/04.




18 | Annual Report

Softness in high technology and telecommunications during the recent recession weakened state revenues, and forced the state to utilize significant one-time general fund budget balancing measures in fiscal year 2003. Declining tax revenues in fiscal years 2002 and 2003 also ended rebates of excess tax revenues under the state constitution's Taxpayer Bill of Rights limit. However, the state made significant cuts in ongoing appropriations, as well as temporary cuts and revenue diversions that could be continued indefinitely. The state implemented many fee increases, but did not reverse major cuts in income or sales tax. State law requires the governor to take midyear corrective budget action when quarterly revenue forecasts predict less than a 2% budget reserve, and Governor Owens made numerous midyear budget-balancing actions during the state's revenue downturn.

Standard & Poor's, an independent credit rating agency, revised its rating outlook to stable from negative on Colorado's outstanding general fund lease debt based on forecasts indicating improved revenues and higher budgetary basis fund balances, as well as a fiscal year 2004 state budget that significantly reduced reliance on one-time budget balancing measures. Also favorable for Colorado's credit are the state's very low debt levels, with state-supported debt consisting of general fund lease obligations totaling only about $13 per capita. 3 However, large transportation needs and deferred capital maintenance funding during the state's budget difficulties may increase the state's interest in issuing additional lease obligation financing.


MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



PORTFOLIO BREAKDOWN
Franklin Colorado Tax-Free Income Fund
2/29/04

--------------------------------------------------------
                                             % OF TOTAL
                                  LONG-TERM INVESTMENTS
--------------------------------------------------------
  Transportation                                  15.8%
--------------------------------------------------------
  General Obligation                              14.8%
--------------------------------------------------------
  Hospital & Health Care                          14.7%
--------------------------------------------------------
  Utilities                                       10.5%
--------------------------------------------------------
  Prerefunded                                     10.0%
--------------------------------------------------------
  Housing                                          9.9%
--------------------------------------------------------
  Higher Education                                 7.7%
--------------------------------------------------------
  Subject to Government Appropriations             6.6%
--------------------------------------------------------
  Tax-Supported                                    6.2%
--------------------------------------------------------
  Corporate-Backed                                 2.6%
--------------------------------------------------------
  Other Revenue                                    1.2%
--------------------------------------------------------


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




                                                              Annual Report | 19

Performance Summary as of 2/29/04

FRANKLIN COLORADO TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.21            $12.19           $11.98
-----------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5361
-----------------------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.21            $12.27           $12.06
-----------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4683
-----------------------------------------------------------------------------------------------------------------------



PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
  CLASS A                                                                 1-YEAR           5-YEAR       10-YEAR
-----------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +6.39%          +29.67%       +74.36%
-----------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +1.88%           +4.43%        +5.26%
-----------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +1.78%           +4.30%        +5.65%
-----------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               4.26%
-----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            6.87%
-----------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       3.49%
-----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        5.63%
-----------------------------------------------------------------------------------------------------------------------
  CLASS C                                                                 1-YEAR          5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +5.75%          +26.19%       +63.03%
-----------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +4.75%           +4.76%        +5.69%
-----------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +4.76%           +4.63%        +5.60%
-----------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               3.88%
-----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            6.26%
-----------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       3.10%
-----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        5.00%
-----------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



20 | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


CLASS A (3/1/94-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Franklin Colorado Tax-  Lehman Brothers Municipal
Date          Free Income Fund        Bond Index 7                CPI 7
3/1/94         $9,575                 $10,000                     $10,000
3/31/94        $9,199                  $9,593                     $10,034
4/30/94        $9,218                  $9,674                     $10,048
5/31/94        $9,282                  $9,758                     $10,055
6/30/94        $9,218                  $9,698                     $10,089
7/31/94        $9,392                  $9,876                     $10,116
8/31/94        $9,414                  $9,910                     $10,157
9/30/94        $9,296                  $9,765                     $10,184
10/31/94       $9,142                  $9,592                     $10,191
11/30/94       $8,969                  $9,418                     $10,204
12/31/94       $9,158                  $9,625                     $10,204
1/31/95        $9,443                  $9,900                     $10,245
2/28/95        $9,679                 $10,188                     $10,286
3/31/95        $9,764                 $10,305                     $10,320
4/30/95        $9,790                 $10,318                     $10,354
5/31/95       $10,046                 $10,647                     $10,375
6/30/95        $9,983                 $10,554                     $10,395
7/31/95       $10,039                 $10,654                     $10,395
8/31/95       $10,182                 $10,789                     $10,423
9/30/95       $10,229                 $10,857                     $10,443
10/31/95      $10,368                 $11,015                     $10,477
11/30/95      $10,530                 $11,198                     $10,470
12/31/95      $10,629                 $11,305                     $10,464
1/31/96       $10,680                 $11,391                     $10,525
2/29/96       $10,657                 $11,314                     $10,559
3/31/96       $10,561                 $11,169                     $10,613
4/30/96       $10,557                 $11,138                     $10,654
5/31/96       $10,564                 $11,133                     $10,675
6/30/96       $10,657                 $11,255                     $10,682
7/31/96       $10,737                 $11,357                     $10,702
8/31/96       $10,742                 $11,354                     $10,723
9/30/96       $10,887                 $11,513                     $10,757
10/31/96      $10,993                 $11,643                     $10,791
11/30/96      $11,156                 $11,856                     $10,811
12/31/96      $11,136                 $11,806                     $10,811
1/31/97       $11,149                 $11,828                     $10,845
2/28/97       $11,239                 $11,937                     $10,879
3/31/97       $11,112                 $11,778                     $10,907
4/30/97       $11,199                 $11,876                     $10,920
5/31/97       $11,333                 $12,055                     $10,913
6/30/97       $11,454                 $12,184                     $10,927
7/31/97       $11,738                 $12,521                     $10,941
8/31/97       $11,632                 $12,404                     $10,961
9/30/97       $11,792                 $12,551                     $10,988
10/31/97      $11,866                 $12,632                     $11,016
11/30/97      $11,943                 $12,706                     $11,009
12/31/97      $12,120                 $12,891                     $10,995
1/31/98       $12,243                 $13,024                     $11,016
2/28/98       $12,235                 $13,028                     $11,036
3/31/98       $12,261                 $13,040                     $11,057
4/30/98       $12,219                 $12,981                     $11,077
5/31/98       $12,402                 $13,186                     $11,097
6/30/98       $12,451                 $13,238                     $11,111
7/31/98       $12,477                 $13,271                     $11,125
8/31/98       $12,633                 $13,476                     $11,138
9/30/98       $12,775                 $13,644                     $11,152
10/31/98      $12,747                 $13,644                     $11,179
11/30/98      $12,801                 $13,692                     $11,179
12/31/98      $12,816                 $13,726                     $11,172
1/31/99       $12,933                 $13,890                     $11,200
2/28/99       $12,878                 $13,829                     $11,213
3/31/99       $12,929                 $13,848                     $11,247
4/30/99       $12,938                 $13,883                     $11,329
5/31/99       $12,856                 $13,802                     $11,329
6/30/99       $12,676                 $13,604                     $11,329
7/31/99       $12,684                 $13,653                     $11,363
8/31/99       $12,514                 $13,544                     $11,391
9/30/99       $12,490                 $13,549                     $11,445
10/31/99      $12,265                 $13,403                     $11,466
11/30/99      $12,392                 $13,545                     $11,472
12/31/99      $12,247                 $13,444                     $11,472
1/31/00       $12,123                 $13,386                     $11,506
2/29/00       $12,288                 $13,541                     $11,575
3/31/00       $12,613                 $13,837                     $11,670
4/30/00       $12,533                 $13,755                     $11,677
5/31/00       $12,448                 $13,684                     $11,691
6/30/00       $12,777                 $14,046                     $11,752
7/31/00       $12,937                 $14,242                     $11,779
8/31/00       $13,144                 $14,461                     $11,779
9/30/00       $13,047                 $14,386                     $11,840
10/31/00      $13,202                 $14,543                     $11,861
11/30/00      $13,305                 $14,653                     $11,868
12/31/00      $13,663                 $15,015                     $11,861
1/31/01       $13,771                 $15,164                     $11,936
2/28/01       $13,825                 $15,212                     $11,984
3/31/01       $13,934                 $15,348                     $12,011
4/30/01       $13,840                 $15,182                     $12,059
5/31/01       $13,961                 $15,345                     $12,113
6/30/01       $14,124                 $15,448                     $12,134
7/31/01       $14,359                 $15,677                     $12,100
8/31/01       $14,601                 $15,935                     $12,100
9/30/01       $14,483                 $15,882                     $12,154
10/31/01      $14,647                 $16,071                     $12,113
11/30/01      $14,532                 $15,936                     $12,093
12/31/01      $14,360                 $15,785                     $12,045
1/31/02       $14,594                 $16,059                     $12,072
2/28/02       $14,724                 $16,252                     $12,120
3/31/02       $14,520                 $15,934                     $12,188
4/30/02       $14,713                 $16,245                     $12,256
5/31/02       $14,800                 $16,344                     $12,256
6/30/02       $14,930                 $16,516                     $12,263
7/31/02       $15,113                 $16,729                     $12,277
8/31/02       $15,247                 $16,930                     $12,318
9/30/02       $15,604                 $17,301                     $12,338
10/31/02      $15,268                 $17,014                     $12,359
11/30/02      $15,195                 $16,943                     $12,359
12/31/02      $15,520                 $17,301                     $12,331
1/31/03       $15,477                 $17,257                     $12,386
2/28/03       $15,700                 $17,498                     $12,481
3/31/03       $15,671                 $17,509                     $12,556
4/30/03       $15,783                 $17,624                     $12,529
5/31/03       $16,143                 $18,037                     $12,509
6/30/03       $16,083                 $17,960                     $12,522
7/31/03       $15,517                 $17,332                     $12,536
8/31/03       $15,652                 $17,461                     $12,584
9/30/03       $16,092                 $17,975                     $12,624
10/31/03      $15,992                 $17,884                     $12,611
11/30/03      $16,166                 $18,070                     $12,577
12/31/03      $16,329                 $18,220                     $12,563
1/31/04       $16,458                 $18,324                     $12,624
2/29/04       $16,695                 $18,600                     $12,693



CLASS C (5/1/95-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Franklin Colorado Tax-  Lehman Brothers Municipal
Date          Free Income Fund        Bond Index 7                CPI 7
5/1/95        $10,000                 $10,000                     $10,000
5/31/95       $10,264                 $10,319                     $10,020
6/30/95       $10,202                 $10,229                     $10,039
7/31/95       $10,255                 $10,326                     $10,039
8/31/95       $10,396                 $10,457                     $10,066
9/30/95       $10,439                 $10,523                     $10,086
10/31/95      $10,584                 $10,676                     $10,118
11/30/95      $10,744                 $10,853                     $10,112
12/31/95      $10,839                 $10,957                     $10,105
1/31/96       $10,886                 $11,040                     $10,165
2/29/96       $10,857                 $10,966                     $10,197
3/31/96       $10,754                 $10,825                     $10,250
4/30/96       $10,745                 $10,795                     $10,290
5/31/96       $10,747                 $10,791                     $10,309
6/30/96       $10,846                 $10,908                     $10,316
7/31/96       $10,912                 $11,007                     $10,336
8/31/96       $10,922                 $11,004                     $10,355
9/30/96       $11,064                 $11,158                     $10,388
10/31/96      $11,166                 $11,285                     $10,421
11/30/96      $11,326                 $11,491                     $10,441
12/31/96      $11,300                 $11,443                     $10,441
1/31/97       $11,308                 $11,464                     $10,474
2/28/97       $11,393                 $11,569                     $10,507
3/31/97       $11,258                 $11,415                     $10,533
4/30/97       $11,342                 $11,511                     $10,546
5/31/97       $11,470                 $11,684                     $10,540
6/30/97       $11,596                 $11,808                     $10,553
7/31/97       $11,867                 $12,136                     $10,566
8/31/97       $11,767                 $12,022                     $10,586
9/30/97       $11,911                 $12,164                     $10,612
10/31/97      $11,980                 $12,243                     $10,639
11/30/97      $12,063                 $12,315                     $10,632
12/31/97      $12,235                 $12,494                     $10,619
1/31/98       $12,353                 $12,623                     $10,639
2/28/98       $12,349                 $12,627                     $10,658
3/31/98       $12,358                 $12,638                     $10,678
4/30/98       $12,311                 $12,581                     $10,698
5/31/98       $12,489                 $12,780                     $10,718
6/30/98       $12,532                 $12,831                     $10,731
7/31/98       $12,561                 $12,863                     $10,744
8/31/98       $12,711                 $13,062                     $10,757
9/30/98       $12,849                 $13,224                     $10,770
10/31/98      $12,814                 $13,224                     $10,797
11/30/98      $12,861                 $13,270                     $10,797
12/31/98      $12,872                 $13,304                     $10,790
1/31/99       $12,982                 $13,462                     $10,816
2/28/99       $12,921                 $13,403                     $10,829
3/31/99       $12,965                 $13,422                     $10,862
4/30/99       $12,969                 $13,455                     $10,941
5/31/99       $12,893                 $13,377                     $10,941
6/30/99       $12,697                 $13,185                     $10,941
7/31/99       $12,699                 $13,233                     $10,974
8/31/99       $12,523                 $13,127                     $11,001
9/30/99       $12,483                 $13,132                     $11,053
10/31/99      $12,253                 $12,990                     $11,073
11/30/99      $12,372                 $13,128                     $11,080
12/31/99      $12,233                 $13,030                     $11,080
1/31/00       $12,105                 $12,974                     $11,113
2/29/00       $12,263                 $13,124                     $11,178
3/31/00       $12,570                 $13,411                     $11,271
4/30/00       $12,485                 $13,332                     $11,277
5/31/00       $12,406                 $13,263                     $11,290
6/30/00       $12,727                 $13,614                     $11,350
7/31/00       $12,880                 $13,803                     $11,376
8/31/00       $13,080                 $14,016                     $11,376
9/30/00       $12,978                 $13,943                     $11,435
10/31/00      $13,124                 $14,095                     $11,455
11/30/00      $13,232                 $14,202                     $11,461
12/31/00      $13,580                 $14,553                     $11,455
1/31/01       $13,680                 $14,697                     $11,527
2/28/01       $13,716                 $14,744                     $11,573
3/31/01       $13,828                 $14,876                     $11,600
4/30/01       $13,718                 $14,715                     $11,646
5/31/01       $13,829                 $14,873                     $11,698
6/30/01       $13,995                 $14,973                     $11,718
7/31/01       $14,220                 $15,194                     $11,685
8/31/01       $14,452                 $15,445                     $11,685
9/30/01       $14,317                 $15,393                     $11,738
10/31/01      $14,484                 $15,576                     $11,698
11/30/01      $14,352                 $15,445                     $11,679
12/31/01      $14,187                 $15,299                     $11,633
1/31/02       $14,409                 $15,564                     $11,659
2/28/02       $14,530                 $15,752                     $11,705
3/31/02       $14,313                 $15,443                     $11,771
4/30/02       $14,507                 $15,745                     $11,837
5/31/02       $14,586                 $15,841                     $11,837
6/30/02       $14,708                 $16,008                     $11,843
7/31/02       $14,879                 $16,214                     $11,856
8/31/02       $15,005                 $16,409                     $11,896
9/30/02       $15,347                 $16,768                     $11,916
10/31/02      $15,013                 $16,490                     $11,935
11/30/02      $14,935                 $16,422                     $11,935
12/31/02      $15,257                 $16,768                     $11,909
1/31/03       $15,195                 $16,726                     $11,962
2/28/03       $15,418                 $16,960                     $12,054
3/31/03       $15,370                 $16,970                     $12,126
4/30/03       $15,472                 $17,082                     $12,100
5/31/03       $15,815                 $17,482                     $12,080
6/30/03       $15,763                 $17,407                     $12,093
7/31/03       $15,205                 $16,798                     $12,107
8/31/03       $15,330                 $16,924                     $12,153
9/30/03       $15,748                 $17,421                     $12,192
10/31/03      $15,644                 $17,333                     $12,179
11/30/03      $15,807                 $17,514                     $12,146
12/31/03      $15,944                 $17,659                     $12,133
1/31/04       $16,062                 $17,760                     $12,192
2/29/04       $16,303                 $18,028                     $12,258



        Annual Report | Past performance does not guarantee future results. | 21

ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to no initial sales charge, but subject to 1% contingent deferred sales charge for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share (NAV for Class
C) on 2/29/04.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Colorado state personal income tax bracket of 38.01%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.



22 | Past performance does not guarantee future results. | Annual Report

Franklin Connecticut Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Connecticut Tax-Free Income Fund seeks to provide high, current income exempt from federal and Connecticut state personal income taxes through a portfolio consisting mainly of Connecticut municipal bonds. 1


--------------------------------------------------------------------------------
Credit Quality Breakdown*
Franklin Connecticut Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

AAA .................... 56.4%
AA ..................... 16.0%
A ...................... 12.4%
BBB .................... 12.0%
Below Investment Grade .  3.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------


We are pleased to bring you Franklin Connecticut Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.10 on February 28, 2003, to $11.12 on February 29, 2004. The Fund's Class A shares paid dividends totaling 49.05 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.13%, based on an annualization of the current 4.00 cent ($0.0400) per share dividend and the maximum offering price of $11.61 on



1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 91.


                                                              Annual Report | 23

DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund
3/1/03-2/29/04

----------------------------------------------------------------------------
                                                     DIVIDEND PER SHARE
                                              ------------------------------
   MONTH                                         CLASS A            CLASS C
----------------------------------------------------------------------------
   March                                       4.15 cents        3.65 cents
----------------------------------------------------------------------------
   April                                       4.15 cents        3.65 cents
----------------------------------------------------------------------------
   May                                         4.15 cents        3.65 cents
----------------------------------------------------------------------------
   June                                        4.12 cents        3.56 cents
----------------------------------------------------------------------------
   July                                        4.12 cents        3.56 cents
----------------------------------------------------------------------------
   August                                      4.09 cents        3.55 cents
----------------------------------------------------------------------------
   September                                   4.09 cents        3.55 cents
----------------------------------------------------------------------------
   October                                     4.09 cents        3.55 cents
----------------------------------------------------------------------------
   November                                    4.09 cents        3.55 cents
----------------------------------------------------------------------------
   December                                    4.00 cents        3.53 cents
----------------------------------------------------------------------------
   January                                     4.00 cents        3.53 cents
----------------------------------------------------------------------------
   February                                    4.00 cents        3.53 cents
----------------------------------------------------------------------------
   TOTAL                                      49.05 CENTS       42.86 CENTS
----------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


February 29, 2004. An investor in the 2004 maximum combined federal and Connecticut state personal income tax bracket of 38.25% would need to earn a distribution rate of 6.70% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the 12 months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline, as shown in the dividend distributions table.


STATE UPDATE

The national economic slowdown continued to impact Connecticut. Although the state suffered its third consecutive year of non-farm job losses in 2003, unemployment levels appeared to stabilize at 4.7% as of February 2004, below the 5.6%



24 | Annual Report
national rate. 3 Like much of the nation, the state experienced weakness in manufacturing, with more than half of state job losses occurring in this sector. Connecticut also cut more than 4,000 government jobs in 2003, partially a reflection of actions taken by the state to address its budget deficit. 4

In September 2003, Standard & Poor's, an independent credit rating agency, revised its rating outlook on Connecticut's general obligation bonds from negative to stable, due primarily to significant corrective actions taken by the state administration and legislature to restore financial balance for fiscal years 2003-2005. Staff reductions and the implementation of an early retirement plan, coupled with a 0.5% increase in the state personal income tax rate, helped eliminate what was once a projected $1 billion budget gap in fiscal year 2004 and $1.5 billion gap in fiscal year 2005. 4 Connecticut's fiscal year 2004 budget included revenue increases, expenditure reductions and one-time actions. To help achieve fiscal balance, the state added recurring revenues, notably income, sales and cigarette tax increases, and continued expenditure reductions implemented in fiscal year 2003 to produce ongoing savings. However, further revenue deterioration resulted in a fiscal year 2004 budget gap of $1.3 billion. 5 State leaders addressed this shortfall, but relied heavily on one-time revenue that makes up nearly 5% of projected General Fund revenues. 4 They adopted further spending cuts, targeting social services such as Medicaid benefits, although education funding was essentially unchanged.

As the economy rebounds from the recent recession, state leaders must work to maintain fiscal balance, rebuilding depleted reserves while simultaneously managing already high debt levels. Connecticut's net tax-supported debt equaled 8.2% of total state personal income, while debt per capita equaled $3,440, placing Connecticut first and third in the nation. 5 The state may also face expenditure pressures from its large, unfunded accrued pension liability. According to Standard & Poor's, Connecticut's fundamental economic strengths and inherent wealth and high wage-earning base should help the state's revenues rebound favorably assuming the national economic recovery continues.




3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Summary: Connecticut; Tax Secured, General Obligation," RATINGSDIRECT, 2/18/04.

5. Source: Moody's Investors Service, "New Issue: Connecticut (State of)," 2/17/04.



                                                              Annual Report | 25

PORTFOLIO BREAKDOWN
Franklin Connecticut Tax-Free Income Fund
2/29/04

------------------------------------------------------
                                           % OF TOTAL
                                LONG-TERM INVESTMENTS
------------------------------------------------------
  Higher Education                              19.6%
------------------------------------------------------
  Hospital & Health Care                        18.5%
------------------------------------------------------
  General Obligation                            17.4%
------------------------------------------------------
  Utilities                                     13.1%
------------------------------------------------------
  Prerefunded                                    9.3%
------------------------------------------------------
  Other Revenue                                  7.4%
------------------------------------------------------
  Subject to Government Appropriations           5.2%
------------------------------------------------------
  Housing                                        4.6%
------------------------------------------------------
  Transportation                                 2.5%
------------------------------------------------------
  Tax-Supported                                  1.7%
------------------------------------------------------
  Corporate-Backed                               0.7%
------------------------------------------------------


MANAGER'S DISCUSSION

Franklin Connecticut Tax-Free Income Fund underperformed during the year under review. In the hospital and health care sector, escalating expenses and lower state funding plagued the sector, and contributed to poor performance for several Fund holdings. During this and the previous reporting period, Moody's Investors Service, an independent credit rating agency, lowered ratings on two health care holdings in the portfolio to below investment grade with negative outlooks. Our research analysts continue to closely monitor these holdings.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



26 | Annual Report

Performance Summary as of 2/29/04

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
----------------------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.02            $11.12           $11.10
----------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
----------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4905
----------------------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.02            $11.17           $11.15
----------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
----------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4286
----------------------------------------------------------------------------------------------------------------------



PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
  CLASS A                                                                 1-YEAR           5-YEAR       10-YEAR
----------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +4.72%          +26.23%       +67.30%
----------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +0.29%           +3.86%        +4.82%
----------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +0.27%           +3.81%        +5.20%
----------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               4.13%
----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            6.70%
----------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       3.45%
----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        5.59%
----------------------------------------------------------------------------------------------------------------------
  CLASS C                                                                 1-YEAR          5-YEAR   INCEPTION (5/1/95)
----------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +4.12%          +22.92%       +57.50%
----------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +3.12%           +4.21%        +5.28%
----------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +3.10%           +4.14%        +5.21%
----------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               3.75%
----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            6.07%
----------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       3.05%
----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        4.94%
----------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



        Annual Report | Past performance does not guarantee future results. | 27

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------
  Class A                          2/29/04
-------------------------------------------
  1-Year                            +0.29%
-------------------------------------------
  5-Year                            +3.86%
-------------------------------------------
  10-Year                           +4.82%
-------------------------------------------



CLASS A (3/1/94-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               Franklin Connecticut Tax-  Lehman Brothers
Date           Free Income Fund           Municipal Bond Index 7       CPI 7
3/1/94          $9,574                    $10,000                      $10,000
3/31/94         $9,238                     $9,593                      $10,034
4/30/94         $9,228                     $9,674                      $10,048
5/31/94         $9,315                     $9,758                      $10,055
6/30/94         $9,256                     $9,698                      $10,089
7/31/94         $9,421                     $9,876                      $10,116
8/31/94         $9,440                     $9,910                      $10,157
9/30/94         $9,329                     $9,765                      $10,184
10/31/94        $9,155                     $9,592                      $10,191
11/30/94        $8,922                     $9,418                      $10,204
12/31/94        $9,172                     $9,625                      $10,204
1/31/95         $9,407                     $9,900                      $10,245
2/28/95         $9,612                    $10,188                      $10,286
3/31/95         $9,680                    $10,305                      $10,320
4/30/95         $9,714                    $10,318                      $10,354
5/31/95         $9,945                    $10,647                      $10,375
6/30/95         $9,864                    $10,554                      $10,395
7/31/95         $9,922                    $10,654                      $10,395
8/31/95        $10,051                    $10,789                      $10,423
9/30/95        $10,133                    $10,857                      $10,443
10/31/95       $10,257                    $11,015                      $10,477
11/30/95       $10,391                    $11,198                      $10,470
12/31/95       $10,485                    $11,305                      $10,464
1/31/96        $10,536                    $11,391                      $10,525
2/29/96        $10,480                    $11,314                      $10,559
3/31/96        $10,385                    $11,169                      $10,613
4/30/96        $10,396                    $11,138                      $10,654
5/31/96        $10,421                    $11,133                      $10,675
6/30/96        $10,526                    $11,255                      $10,682
7/31/96        $10,598                    $11,357                      $10,702
8/31/96        $10,628                    $11,354                      $10,723
9/30/96        $10,737                    $11,513                      $10,757
10/31/96       $10,821                    $11,643                      $10,791
11/30/96       $10,959                    $11,856                      $10,811
12/31/96       $10,953                    $11,806                      $10,811
1/31/97        $10,977                    $11,828                      $10,845
2/28/97        $11,058                    $11,937                      $10,879
3/31/97        $10,971                    $11,778                      $10,907
4/30/97        $11,040                    $11,876                      $10,920
5/31/97        $11,188                    $12,055                      $10,913
6/30/97        $11,291                    $12,184                      $10,927
7/31/97        $11,546                    $12,521                      $10,941
8/31/97        $11,472                    $12,404                      $10,961
9/30/97        $11,597                    $12,551                      $10,988
10/31/97       $11,653                    $12,632                      $11,016
11/30/97       $11,733                    $12,706                      $11,009
12/31/97       $11,882                    $12,891                      $10,995
1/31/98        $11,978                    $13,024                      $11,016
2/28/98        $12,009                    $13,028                      $11,036
3/31/98        $12,023                    $13,040                      $11,057
4/30/98        $12,029                    $12,981                      $11,077
5/31/98        $12,177                    $13,186                      $11,097
6/30/98        $12,227                    $13,238                      $11,111
7/31/98        $12,273                    $13,271                      $11,125
8/31/98        $12,403                    $13,476                      $11,138
9/30/98        $12,518                    $13,644                      $11,152
10/31/98       $12,508                    $13,644                      $11,179
11/30/98       $12,551                    $13,692                      $11,179
12/31/98       $12,591                    $13,726                      $11,172
1/31/99        $12,723                    $13,890                      $11,200
2/28/99        $12,685                    $13,829                      $11,213
3/31/99        $12,722                    $13,848                      $11,247
4/30/99        $12,717                    $13,883                      $11,329
5/31/99        $12,663                    $13,802                      $11,329
6/30/99        $12,457                    $13,604                      $11,329
7/31/99        $12,484                    $13,653                      $11,363
8/31/99        $12,300                    $13,544                      $11,391
9/30/99        $12,270                    $13,549                      $11,445
10/31/99       $12,043                    $13,403                      $11,466
11/30/99       $12,137                    $13,545                      $11,472
12/31/99       $11,982                    $13,444                      $11,472
1/31/00        $11,836                    $13,386                      $11,506
2/29/00        $11,935                    $13,541                      $11,575
3/31/00        $12,249                    $13,837                      $11,670
4/30/00        $12,159                    $13,755                      $11,677
5/31/00        $12,077                    $13,684                      $11,691
6/30/00        $12,385                    $14,046                      $11,752
7/31/00        $12,552                    $14,242                      $11,779
8/31/00        $12,754                    $14,461                      $11,779
9/30/00        $12,685                    $14,386                      $11,840
10/31/00       $12,818                    $14,543                      $11,861
11/30/00       $12,911                    $14,653                      $11,868
12/31/00       $13,162                    $15,015                      $11,861
1/31/01        $13,233                    $15,164                      $11,936
2/28/01        $13,301                    $15,212                      $11,984
3/31/01        $13,435                    $15,348                      $12,011
4/30/01        $13,293                    $15,182                      $12,059
5/31/01        $13,451                    $15,345                      $12,113
6/30/01        $13,556                    $15,448                      $12,134
7/31/01        $13,822                    $15,677                      $12,100
8/31/01        $14,070                    $15,935                      $12,100
9/30/01        $13,968                    $15,882                      $12,154
10/31/01       $14,184                    $16,071                      $12,113
11/30/01       $14,044                    $15,936                      $12,093
12/31/01       $13,905                    $15,785                      $12,045
1/31/02        $14,129                    $16,059                      $12,072
2/28/02        $14,301                    $16,252                      $12,120
3/31/02        $14,028                    $15,934                      $12,188
4/30/02        $14,275                    $16,245                      $12,256
5/31/02        $14,345                    $16,344                      $12,256
6/30/02        $14,477                    $16,516                      $12,263
7/31/02        $14,687                    $16,729                      $12,277
8/31/02        $14,848                    $16,930                      $12,318
9/30/02        $15,203                    $17,301                      $12,338
10/31/02       $14,870                    $17,014                      $12,359
11/30/02       $14,803                    $16,943                      $12,359
12/31/02       $15,121                    $17,301                      $12,331
1/31/03        $15,082                    $17,257                      $12,386
2/28/03        $15,287                    $17,498                      $12,481
3/31/03        $15,293                    $17,509                      $12,556
4/30/03        $15,391                    $17,624                      $12,529
5/31/03        $15,768                    $18,037                      $12,509
6/30/03        $15,701                    $17,960                      $12,522
7/31/03        $14,988                    $17,332                      $12,536
8/31/03        $15,055                    $17,461                      $12,584
9/30/03        $15,424                    $17,975                      $12,624
10/31/03       $15,359                    $17,884                      $12,611
11/30/03       $15,539                    $18,070                      $12,577
12/31/03       $15,671                    $18,220                      $12,563
1/31/04        $15,757                    $18,324                      $12,624
2/29/04        $16,017                    $18,600                      $12,693


AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------
  Class C                          2/29/04
-------------------------------------------
  1-Year                            +3.12%
-------------------------------------------
  5-Year                            +4.21%
-------------------------------------------
  Since Inception (5/1/95)          +5.28%
-------------------------------------------


CLASS C (5/1/95-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               Franklin Connecticut Tax-   Lehman Brothers
Date           Free Income Fund            Municipal Bond Index 7    CPI 7
5/1/95         $10,000                     $10,000                   $10,000
5/31/95        $10,241                     $10,319                   $10,020
6/30/95        $10,162                     $10,229                   $10,039
7/31/95        $10,215                     $10,326                   $10,039
8/31/95        $10,352                     $10,457                   $10,066
9/30/95        $10,441                     $10,523                   $10,086
10/31/95       $10,562                     $10,676                   $10,118
11/30/95       $10,694                     $10,853                   $10,112
12/31/95       $10,765                     $10,957                   $10,105
1/31/96        $10,811                     $11,040                   $10,165
2/29/96        $10,745                     $10,966                   $10,197
3/31/96        $10,642                     $10,825                   $10,250
4/30/96        $10,658                     $10,795                   $10,290
5/31/96        $10,677                     $10,791                   $10,309
6/30/96        $10,751                     $10,908                   $10,316
7/31/96        $10,829                     $11,007                   $10,336
8/31/96        $10,876                     $11,004                   $10,355
9/30/96        $10,983                     $11,158                   $10,388
10/31/96       $11,064                     $11,285                   $10,421
11/30/96       $11,200                     $11,491                   $10,441
12/31/96       $11,177                     $11,443                   $10,441
1/31/97        $11,196                     $11,464                   $10,474
2/28/97        $11,286                     $11,569                   $10,507
3/31/97        $11,191                     $11,415                   $10,533
4/30/97        $11,257                     $11,511                   $10,546
5/31/97        $11,402                     $11,684                   $10,540
6/30/97        $11,513                     $11,808                   $10,553
7/31/97        $11,757                     $12,136                   $10,566
8/31/97        $11,676                     $12,022                   $10,586
9/30/97        $11,808                     $12,164                   $10,612
10/31/97       $11,848                     $12,243                   $10,639
11/30/97       $11,936                     $12,315                   $10,632
12/31/97       $12,081                     $12,494                   $10,619
1/31/98        $12,173                     $12,623                   $10,639
2/28/98        $12,200                     $12,627                   $10,658
3/31/98        $12,207                     $12,638                   $10,678
4/30/98        $12,208                     $12,581                   $10,698
5/31/98        $12,352                     $12,780                   $10,718
6/30/98        $12,397                     $12,831                   $10,731
7/31/98        $12,438                     $12,863                   $10,744
8/31/98        $12,563                     $13,062                   $10,757
9/30/98        $12,674                     $13,224                   $10,770
10/31/98       $12,657                     $13,224                   $10,797
11/30/98       $12,694                     $13,270                   $10,797
12/31/98       $12,728                     $13,304                   $10,790
1/31/99        $12,856                     $13,462                   $10,816
2/28/99        $12,812                     $13,403                   $10,829
3/31/99        $12,843                     $13,422                   $10,862
4/30/99        $12,843                     $13,455                   $10,941
5/31/99        $12,772                     $13,377                   $10,941
6/30/99        $12,559                     $13,185                   $10,941
7/31/99        $12,593                     $13,233                   $10,974
8/31/99        $12,390                     $13,127                   $11,001
9/30/99        $12,355                     $13,132                   $11,053
10/31/99       $12,123                     $12,990                   $11,073
11/30/99       $12,211                     $13,128                   $11,080
12/31/99       $12,050                     $13,030                   $11,080
1/31/00        $11,898                     $12,974                   $11,113
2/29/00        $12,006                     $13,124                   $11,178
3/31/00        $12,315                     $13,411                   $11,271
4/30/00        $12,220                     $13,332                   $11,277
5/31/00        $12,119                     $13,263                   $11,290
6/30/00        $12,421                     $13,614                   $11,350
7/31/00        $12,582                     $13,803                   $11,376
8/31/00        $12,779                     $14,016                   $11,376
9/30/00        $12,704                     $13,943                   $11,435
10/31/00       $12,831                     $14,095                   $11,455
11/30/00       $12,917                     $14,202                   $11,461
12/31/00       $13,163                     $14,553                   $11,455
1/31/01        $13,229                     $14,697                   $11,527
2/28/01        $13,290                     $14,744                   $11,573
3/31/01        $13,417                     $14,876                   $11,600
4/30/01        $13,268                     $14,715                   $11,646
5/31/01        $13,431                     $14,873                   $11,698
6/30/01        $13,529                     $14,973                   $11,718
7/31/01        $13,786                     $15,194                   $11,685
8/31/01        $14,028                     $15,445                   $11,685
9/30/01        $13,921                     $15,393                   $11,738
10/31/01       $14,130                     $15,576                   $11,698
11/30/01       $13,984                     $15,445                   $11,679
12/31/01       $13,840                     $15,299                   $11,633
1/31/02        $14,056                     $15,564                   $11,659
2/28/02        $14,221                     $15,752                   $11,705
3/31/02        $13,943                     $15,443                   $11,771
4/30/02        $14,180                     $15,745                   $11,837
5/31/02        $14,244                     $15,841                   $11,837
6/30/02        $14,370                     $16,008                   $11,843
7/31/02        $14,571                     $16,214                   $11,856
8/31/02        $14,725                     $16,409                   $11,896
9/30/02        $15,068                     $16,768                   $11,916
10/31/02       $14,746                     $16,490                   $11,935
11/30/02       $14,674                     $16,422                   $11,935
12/31/02       $14,967                     $16,768                   $11,909
1/31/03        $14,922                     $16,726                   $11,962
2/28/03        $15,131                     $16,960                   $12,054
3/31/03        $15,116                     $16,970                   $12,126
4/30/03        $15,205                     $17,082                   $12,100
5/31/03        $15,570                     $17,482                   $12,080
6/30/03        $15,509                     $17,407                   $12,093
7/31/03        $14,788                     $16,798                   $12,107
8/31/03        $14,847                     $16,924                   $12,153
9/30/03        $15,202                     $17,421                   $12,192
10/31/03       $15,131                     $17,333                   $12,179
11/30/03       $15,314                     $17,514                   $12,146
12/31/03       $15,436                     $17,659                   $12,133
1/31/04        $15,514                     $17,760                   $12,192
2/29/04        $15,750                     $18,028                   $12,258



28 | Past performance does not guarantee future results. | Annual Report

ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to no initial sales charge, but subject to 1% contingent deferred sales charge for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/04.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Connecticut state personal income tax bracket of 38.25%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.



        Annual Report | Past performance does not guarantee future results. | 29

Franklin Double Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Double Tax-Free Income Fund seeks to provide high, current income exempt from federal and personal income taxes of all 50 U.S. states through a portfolio consisting mainly of municipal bonds issued by U.S. territories such as Puerto Rico. 1



--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Double Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

AAA ................  45.9%
AA .................   7.7%
A ..................  22.0%
BBB ................  24.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Double Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.90 on February 28, 2003, to $12.06 on February 29, 2004. The Fund's Class A shares paid dividends totaling 52.24 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 33 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.06%, based on an annualization of the current 4.26 cent ($0.0426) per share dividend and the maximum offering price of $12.60 on February 29, 2004. An investor in the 2004 maximum federal income tax bracket



1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 96.


30 | Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Double Tax-Free Income Fund
3/1/03-2/29/04

---------------------------------------------------------------------------
                                                   DIVIDEND PER SHARE
---------------------------------------------------------------------------
   MONTH                                       CLASS A            CLASS C
---------------------------------------------------------------------------
   March                                     4.48 cents        3.97 cents
---------------------------------------------------------------------------
   April                                     4.48 cents        3.97 cents
---------------------------------------------------------------------------
   May                                       4.48 cents        3.97 cents
---------------------------------------------------------------------------
   June                                      4.35 cents        3.77 cents
---------------------------------------------------------------------------
   July                                      4.35 cents        3.77 cents
---------------------------------------------------------------------------
   August                                    4.30 cents        3.70 cents
---------------------------------------------------------------------------
   September                                 4.30 cents        3.70 cents
---------------------------------------------------------------------------
   October                                   4.30 cents        3.70 cents
---------------------------------------------------------------------------
   November                                  4.30 cents        3.70 cents
---------------------------------------------------------------------------
   December                                  4.30 cents        3.80 cents
---------------------------------------------------------------------------
   January                                   4.30 cents        3.80 cents
---------------------------------------------------------------------------
   February                                  4.30 cents        3.80 cents
---------------------------------------------------------------------------
   TOTAL                                    52.24 CENTS       45.65 CENTS
---------------------------------------------------------------------------



of 35.00% would need to earn a distribution rate of 6.24% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the 12 months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Franklin Double Tax-Free Income Fund is the only mutual fund of its kind to offer both state and federal income tax exemption in all 50 states. We do this by investing in U.S. territories such as Puerto Rico, Virgin Islands and Guam, which are free



                                                              Annual Report | 31

PORTFOLIO BREAKDOWN
Franklin Double Tax-Free Income Fund
2/29/04

------------------------------------------------------
                                           % OF TOTAL
                                LONG-TERM INVESTMENTS
------------------------------------------------------
  Transportation                                19.1%
------------------------------------------------------
  Utilities                                     18.2%
------------------------------------------------------
  Other Revenue                                 11.9%
------------------------------------------------------
  General Obligation                            10.2%
------------------------------------------------------
  Prerefunded                                    9.5%
------------------------------------------------------
  Subject to Government Appropriations           9.1%
------------------------------------------------------
  Housing                                        8.0%
------------------------------------------------------
  Higher Education                               5.2%
------------------------------------------------------
  Hospital & Health Care                         4.3%
------------------------------------------------------
  Tax-Supported                                  4.2%
------------------------------------------------------
  Corporate-Backed                               0.3%
------------------------------------------------------


from state personal income taxes in all states and the District of Columbia. This can be particularly appealing to residents of states such as Illinois, Iowa and Wisconsin, which place a tax on their in-state municipal bonds.

The Fund was well diversified with 75 different positions across 11 different sectors as of February 29, 2004. Issuers represented in the portfolio included Puerto Rico (75.7% of the Fund's total long-term investments), Virgin Islands (16.7%), and Guam (7.6%). At the end of the period, the Fund was entirely investment grade, with AAA-rated securities representing 45.9% of the Fund's total long-term investments.

Many mutual funds purchase U.S. territory paper, mainly Puerto Rico's, as an alternative for their specialty state funds when the supply within a particular state is running low. This strong demand for territory paper also helps to keep bond values high relative to other states. Puerto Rico's municipal bond market is widely traded and is very liquid because of its dual tax-exemption advantages.

Thank you for your continued participation in Franklin Double Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


32 | Annual Report

Performance Summary as of 2/29/04

FRANKLIN DOUBLE TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.16            $12.06           $11.90
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5224
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0330
--------------------------------------------------------------------------------------------------
        TOTAL                           $0.5554
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.17            $12.10           $11.93
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4565
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0330
--------------------------------------------------------------------------------------------------
        TOTAL                           $0.4895
--------------------------------------------------------------------------------------------------

Franklin Double Tax-Free Income Fund paid distributions derived from long-term capital gains of 3.30 cents ($0.0330) per share in July 2003. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).




        Annual Report | Past performance does not guarantee future results. | 33

PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
  CLASS A                                                                 1-YEAR           5-YEAR       10-YEAR
---------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +6.18%          +29.80%       +74.77%
---------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +1.65%           +4.44%        +5.28%
---------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +1.62%           +4.32%        +5.65%
---------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               4.06%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            6.24%
---------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       3.55%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        5.46%
---------------------------------------------------------------------------------------------------------------------
  CLASS C                                                                 1-YEAR           5-YEAR  INCEPTION (5/1/95)
---------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +5.67%          +26.53%       +62.29%
---------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +4.67%           +4.82%        +5.63%
---------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +4.64%           +4.68%        +5.57%
---------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               3.69%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            5.68%
---------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       3.16%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        4.86%
---------------------------------------------------------------------------------------------------------------------


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.


FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



34 | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


CLASS A (3/1/94-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               Franklin Double        Lehman Brothers
Date           Tax-Free Income Fund   Municipal Bond Index 7    CPI 7
3/1/94          $9,571                $10,000                   $10,000
3/31/94         $9,242                 $9,593                   $10,034
4/30/94         $9,287                 $9,674                   $10,048
5/31/94         $9,352                 $9,758                   $10,055
6/30/94         $9,289                 $9,698                   $10,089
7/31/94         $9,434                 $9,876                   $10,116
8/31/94         $9,483                 $9,910                   $10,157
9/30/94         $9,374                 $9,765                   $10,184
10/31/94        $9,213                 $9,592                   $10,191
11/30/94        $9,031                 $9,418                   $10,204
12/31/94        $9,240                 $9,625                   $10,204
1/31/95         $9,462                 $9,900                   $10,245
2/28/95         $9,728                $10,188                   $10,286
3/31/95         $9,790                $10,305                   $10,320
4/30/95         $9,836                $10,318                   $10,354
5/31/95        $10,096                $10,647                   $10,375
6/30/95         $9,980                $10,554                   $10,395
7/31/95        $10,055                $10,654                   $10,395
8/31/95        $10,165                $10,789                   $10,423
9/30/95        $10,230                $10,857                   $10,443
10/31/95       $10,371                $11,015                   $10,477
11/30/95       $10,499                $11,198                   $10,470
12/31/95       $10,581                $11,305                   $10,464
1/31/96        $10,651                $11,391                   $10,525
2/29/96        $10,573                $11,314                   $10,559
3/31/96        $10,503                $11,169                   $10,613
4/30/96        $10,507                $11,138                   $10,654
5/31/96        $10,515                $11,133                   $10,675
6/30/96        $10,645                $11,255                   $10,682
7/31/96        $10,715                $11,357                   $10,702
8/31/96        $10,728                $11,354                   $10,723
9/30/96        $10,884                $11,513                   $10,757
10/31/96       $10,982                $11,643                   $10,791
11/30/96       $11,145                $11,856                   $10,811
12/31/96       $11,117                $11,806                   $10,811
1/31/97        $11,121                $11,828                   $10,845
2/28/97        $11,211                $11,937                   $10,879
3/31/97        $11,100                $11,778                   $10,907
4/30/97        $11,189                $11,876                   $10,920
5/31/97        $11,352                $12,055                   $10,913
6/30/97        $11,446                $12,184                   $10,927
7/31/97        $11,723                $12,521                   $10,941
8/31/97        $11,653                $12,404                   $10,961
9/30/97        $11,785                $12,551                   $10,988
10/31/97       $11,849                $12,632                   $11,016
11/30/97       $11,938                $12,706                   $11,009
12/31/97       $12,093                $12,891                   $10,995
1/31/98        $12,177                $13,024                   $11,016
2/28/98        $12,199                $13,028                   $11,036
3/31/98        $12,244                $13,040                   $11,057
4/30/98        $12,221                $12,981                   $11,077
5/31/98        $12,386                $13,186                   $11,097
6/30/98        $12,425                $13,238                   $11,111
7/31/98        $12,453                $13,271                   $11,125
8/31/98        $12,601                $13,476                   $11,138
9/30/98        $12,746                $13,644                   $11,152
10/31/98       $12,728                $13,644                   $11,179
11/30/98       $12,771                $13,692                   $11,179
12/31/98       $12,788                $13,726                   $11,172
1/31/99        $12,916                $13,890                   $11,200
2/28/99        $12,891                $13,829                   $11,213
3/31/99        $12,962                $13,848                   $11,247
4/30/99        $12,992                $13,883                   $11,329
5/31/99        $12,950                $13,802                   $11,329
6/30/99        $12,781                $13,604                   $11,329
7/31/99        $12,819                $13,653                   $11,363
8/31/99        $12,665                $13,544                   $11,391
9/30/99        $12,671                $13,549                   $11,445
10/31/99       $12,519                $13,403                   $11,466
11/30/99       $12,612                $13,545                   $11,472
12/31/99       $12,486                $13,444                   $11,472
1/31/00        $12,370                $13,386                   $11,506
2/29/00        $12,513                $13,541                   $11,575
3/31/00        $12,774                $13,837                   $11,670
4/30/00        $12,714                $13,755                   $11,677
5/31/00        $12,650                $13,684                   $11,691
6/30/00        $12,961                $14,046                   $11,752
7/31/00        $13,145                $14,242                   $11,779
8/31/00        $13,354                $14,461                   $11,779
9/30/00        $13,290                $14,386                   $11,840
10/31/00       $13,375                $14,543                   $11,861
11/30/00       $13,479                $14,653                   $11,868
12/31/00       $13,758                $15,015                   $11,861
1/31/01        $13,844                $15,164                   $11,936
2/28/01        $13,898                $15,212                   $11,984
3/31/01        $13,995                $15,348                   $12,011
4/30/01        $13,887                $15,182                   $12,059
5/31/01        $14,044                $15,345                   $12,113
6/30/01        $14,159                $15,448                   $12,134
7/31/01        $14,409                $15,677                   $12,100
8/31/01        $14,628                $15,935                   $12,100
9/30/01        $14,445                $15,882                   $12,154
10/31/01       $14,634                $16,071                   $12,113
11/30/01       $14,504                $15,936                   $12,093
12/31/01       $14,343                $15,785                   $12,045
1/31/02        $14,567                $16,059                   $12,072
2/28/02        $14,773                $16,252                   $12,120
3/31/02        $14,502                $15,934                   $12,188
4/30/02        $14,794                $16,245                   $12,256
5/31/02        $14,852                $16,344                   $12,256
6/30/02        $14,967                $16,516                   $12,263
7/31/02        $15,146                $16,729                   $12,277
8/31/02        $15,305                $16,930                   $12,318
9/30/02        $15,663                $17,301                   $12,338
10/31/02       $15,399                $17,014                   $12,359
11/30/02       $15,362                $16,943                   $12,359
12/31/02       $15,673                $17,301                   $12,331
1/31/03        $15,575                $17,257                   $12,386
2/28/03        $15,760                $17,498                   $12,481
3/31/03        $15,758                $17,509                   $12,556
4/30/03        $15,792                $17,624                   $12,529
5/31/03        $16,194                $18,037                   $12,509
6/30/03        $16,120                $17,960                   $12,522
7/31/03        $15,509                $17,332                   $12,536
8/31/03        $15,644                $17,461                   $12,584
9/30/03        $16,074                $17,975                   $12,624
10/31/03       $15,986                $17,884                   $12,611
11/30/03       $16,201                $18,070                   $12,577
12/31/03       $16,350                $18,220                   $12,563
1/31/04        $16,422                $18,324                   $12,624
2/29/04        $16,728                $18,600                   $12,693



CLASS C (5/1/95-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               Franklin Double        Lehman Brothers
Date           Tax-Free Income Fund   Municipal Bond Index 7    CPI 7
5/1/95         $10,000                $10,000                   $10,000
5/31/95        $10,267                $10,319                   $10,020
6/30/95        $10,143                $10,229                   $10,039
7/31/95        $10,223                $10,326                   $10,039
8/31/95        $10,328                $10,457                   $10,066
9/30/95        $10,389                $10,523                   $10,086
10/31/95       $10,526                $10,676                   $10,118
11/30/95       $10,660                $10,853                   $10,112
12/31/95       $10,729                $10,957                   $10,105
1/31/96        $10,803                $11,040                   $10,165
2/29/96        $10,721                $10,966                   $10,197
3/31/96        $10,636                $10,825                   $10,250
4/30/96        $10,645                $10,795                   $10,290
5/31/96        $10,638                $10,791                   $10,309
6/30/96        $10,764                $10,908                   $10,316
7/31/96        $10,831                $11,007                   $10,336
8/31/96        $10,849                $11,004                   $10,355
9/30/96        $10,992                $11,158                   $10,388
10/31/96       $11,086                $11,285                   $10,421
11/30/96       $11,237                $11,491                   $10,441
12/31/96       $11,203                $11,443                   $10,441
1/31/97        $11,211                $11,464                   $10,474
2/28/97        $11,296                $11,569                   $10,507
3/31/97        $11,158                $11,415                   $10,533
4/30/97        $11,252                $11,511                   $10,546
5/31/97        $11,411                $11,684                   $10,540
6/30/97        $11,500                $11,808                   $10,553
7/31/97        $11,773                $12,136                   $10,566
8/31/97        $11,697                $12,022                   $10,586
9/30/97        $11,823                $12,164                   $10,612
10/31/97       $11,882                $12,243                   $10,639
11/30/97       $11,956                $12,315                   $10,632
12/31/97       $12,115                $12,494                   $10,619
1/31/98        $12,192                $12,623                   $10,639
2/28/98        $12,208                $12,627                   $10,658
3/31/98        $12,258                $12,638                   $10,678
4/30/98        $12,230                $12,581                   $10,698
5/31/98        $12,379                $12,780                   $10,718
6/30/98        $12,414                $12,831                   $10,731
7/31/98        $12,435                $12,863                   $10,744
8/31/98        $12,588                $13,062                   $10,757
9/30/98        $12,716                $13,224                   $10,770
10/31/98       $12,692                $13,224                   $10,797
11/30/98       $12,739                $13,270                   $10,797
12/31/98       $12,751                $13,304                   $10,790
1/31/99        $12,862                $13,462                   $10,816
2/28/99        $12,831                $13,403                   $10,829
3/31/99        $12,905                $13,422                   $10,862
4/30/99        $12,918                $13,455                   $10,941
5/31/99        $12,872                $13,377                   $10,941
6/30/99        $12,708                $13,185                   $10,941
7/31/99        $12,741                $13,233                   $10,974
8/31/99        $12,583                $13,127                   $11,001
9/30/99        $12,584                $13,132                   $11,053
10/31/99       $12,417                $12,990                   $11,073
11/30/99       $12,501                $13,128                   $11,080
12/31/99       $12,383                $13,030                   $11,080
1/31/00        $12,263                $12,974                   $11,113
2/29/00        $12,399                $13,124                   $11,178
3/31/00        $12,650                $13,411                   $11,271
4/30/00        $12,575                $13,332                   $11,277
5/31/00        $12,517                $13,263                   $11,290
6/30/00        $12,818                $13,614                   $11,350
7/31/00        $12,995                $13,803                   $11,376
8/31/00        $13,195                $14,016                   $11,376
9/30/00        $13,127                $13,943                   $11,435
10/31/00       $13,204                $14,095                   $11,455
11/30/00       $13,301                $14,202                   $11,461
12/31/00       $13,571                $14,553                   $11,455
1/31/01        $13,648                $14,697                   $11,527
2/28/01        $13,707                $14,744                   $11,573
3/31/01        $13,796                $14,876                   $11,600
4/30/01        $13,683                $14,715                   $11,646
5/31/01        $13,818                $14,873                   $11,698
6/30/01        $13,926                $14,973                   $11,718
7/31/01        $14,164                $15,194                   $11,685
8/31/01        $14,385                $15,445                   $11,685
9/30/01        $14,188                $15,393                   $11,738
10/31/01       $14,378                $15,576                   $11,698
11/30/01       $14,231                $15,445                   $11,679
12/31/01       $14,079                $15,299                   $11,633
1/31/02        $14,290                $15,564                   $11,659
2/28/02        $14,473                $15,752                   $11,705
3/31/02        $14,214                $15,443                   $11,771
4/30/02        $14,493                $15,745                   $11,837
5/31/02        $14,543                $15,841                   $11,837
6/30/02        $14,638                $16,008                   $11,843
7/31/02        $14,818                $16,214                   $11,856
8/31/02        $14,966                $16,409                   $11,896
9/30/02        $15,307                $16,768                   $11,916
10/31/02       $15,043                $16,490                   $11,935
11/30/02       $15,000                $16,422                   $11,935
12/31/02       $15,309                $16,768                   $11,909
1/31/03        $15,207                $16,726                   $11,962
2/28/03        $15,368                $16,960                   $12,054
3/31/03        $15,360                $16,970                   $12,126
4/30/03        $15,385                $17,082                   $12,100
5/31/03        $15,770                $17,482                   $12,080
6/30/03        $15,689                $17,407                   $12,093
7/31/03        $15,088                $16,798                   $12,107
8/31/03        $15,224                $16,924                   $12,153
9/30/03        $15,632                $17,421                   $12,192
10/31/03       $15,524                $17,333                   $12,179
11/30/03       $15,740                $17,514                   $12,146
12/31/03       $15,863                $17,659                   $12,133
1/31/04        $15,926                $17,760                   $12,192
2/29/04        $16,229                $18,028                   $12,258



        Annual Report | Past performance does not guarantee future results. | 35

ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES.
THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to no initial sales charge, but subject to 1% contingent deferred sales charge for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/04.

5. Taxable equivalent distribution rate and yield assume the 2004 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.



36 | Past performance does not guarantee future results. | Annual Report

Franklin Federal Intermediate-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from federal income tax through a portfolio of municipal bonds with a dollar-weighted average maturity (the time in which debt must be repaid) between 3 and 10 years. 1


--------------------------------------------------------------------------------
Credit Quality Breakdown*
Franklin Federal Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

AAA                           68.1%
AA                            10.0%
A                              3.8%
BBB                           16.7%
Below Investment Grade         1.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------

This annual report for Franklin Federal Intermediate-Term Tax-Free Income Fund covers the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.48 on February 28, 2003, to $11.76 on February 29, 2004. The Fund's Class A shares paid dividends totaling 43.33 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 40



1. These dividends are generally subject to state and local income taxes, if any. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 101.


                                                              Annual Report | 37

DIVIDEND DISTRIBUTIONS*
Franklin Federal Intermediate-Term Tax-Free Income Fund
3/1/03-2/29/04

----------------------------------------------------------------------------
                                                     DIVIDEND PER SHARE
                                             -------------------------------
   MONTH                                        CLASS A           CLASS C**
----------------------------------------------------------------------------
   March                                       3.76 cents                --
----------------------------------------------------------------------------
   April                                       3.76 cents                --
----------------------------------------------------------------------------
   May                                         3.76 cents                --
----------------------------------------------------------------------------
   June                                        3.64 cents                --
----------------------------------------------------------------------------
   July                                        3.64 cents        1.92 cents
----------------------------------------------------------------------------
   August                                      3.60 cents        3.06 cents
----------------------------------------------------------------------------
   September                                   3.60 cents        3.06 cents
----------------------------------------------------------------------------
   October                                     3.55 cents        3.02 cents
----------------------------------------------------------------------------
   November                                    3.55 cents        3.02 cents
----------------------------------------------------------------------------
   December                                    3.49 cents        2.96 cents
----------------------------------------------------------------------------
   January                                     3.49 cents        2.96 cents
----------------------------------------------------------------------------
   February                                    3.49 cents        2.96 cents
----------------------------------------------------------------------------
   TOTAL                                      43.33 CENTS       22.96 CENTS
----------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective July 1, 2003, the Fund began offering Class C shares to investors. See the prospectus for details.




shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.48%, based on an annualization of the current 3.49 cent ($0.0349) per share dividend and the maximum offering price of $12.03 on February 29, 2004. An investor in the 2004 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 5.36% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was limited to investing the proceeds from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.








38 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund
2/29/04

-----------------------------------------------------------
                                                % OF TOTAL
                                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
  General Obligation                               36.9%
-----------------------------------------------------------
  Utilities                                        26.6%*
-----------------------------------------------------------
  Hospital & Health Care                            7.9%
-----------------------------------------------------------
  Tax-Supported                                     6.5%
-----------------------------------------------------------
  Prerefunded                                       5.1%
-----------------------------------------------------------
  Transportation                                    4.8%
-----------------------------------------------------------
  Subject to Government Appropriations              4.3%
-----------------------------------------------------------
  Higher Education                                  4.3%
-----------------------------------------------------------
  Corporate-Backed                                  2.7%
-----------------------------------------------------------
  Housing                                           0.6%
-----------------------------------------------------------
  Other Revenue                                     0.3%
-----------------------------------------------------------

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



                                                              Annual Report | 39

Performance Summary as of 2/29/04

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
-----------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.28            $11.76           $11.48
-----------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4333
-----------------------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04           7/1/03
-----------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.10            $11.77           $11.67
-----------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (7/1/03-2/29/04)
-----------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2296
-----------------------------------------------------------------------------------------------------------------------


PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
  CLASS A                                                                 1-YEAR           5-YEAR       10-YEAR
-----------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +6.33%          +29.70%       +73.89%
-----------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +3.98%           +4.86%        +5.45%
-----------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +3.15%           +4.70%        +5.70%
-----------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               3.48%
-----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            5.36%
-----------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       2.88%
-----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        4.43%
-----------------------------------------------------------------------------------------------------------------------
  CLASS C                                                                                            INCEPTION (7/1/03)
-----------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                                                              +2.96%
-----------------------------------------------------------------------------------------------------------------------
  Aggregate Total Return 7                                                                               +1.96%
-----------------------------------------------------------------------------------------------------------------------
  Aggregate Total Return (3/31/04) 3, 7                                                                  +1.19%
-----------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               3.01%
-----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            4.63%
-----------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       2.38%
-----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        3.66%
-----------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



40 | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/94-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Franklin Federal Intermediate-   Lehman Brothers Municipal
Date       Term Tax-Free Income Fund        10-Year Bond Index 8        CPI 8
3/1/94      $9,774                          $10,000                     $10,000
3/31/94     $9,474                           $9,618                     $10,034
4/30/94     $9,522                           $9,724                     $10,048
5/31/94     $9,601                           $9,802                     $10,055
6/30/94     $9,575                           $9,759                     $10,089
7/31/94     $9,707                           $9,923                     $10,116
8/31/94     $9,776                           $9,962                     $10,157
9/30/94     $9,698                           $9,828                     $10,184
10/31/94    $9,572                           $9,684                     $10,191
11/30/94    $9,442                           $9,501                     $10,204
12/31/94    $9,578                           $9,672                     $10,204
1/31/95     $9,801                           $9,923                     $10,245
2/28/95     $9,980                          $10,203                     $10,286
3/31/95    $10,075                          $10,341                     $10,320
4/30/95    $10,095                          $10,354                     $10,354
5/31/95    $10,352                          $10,682                     $10,375
6/30/95    $10,300                          $10,616                     $10,395
7/31/95    $10,393                          $10,772                     $10,395
8/31/95    $10,534                          $10,918                     $10,423
9/30/95    $10,627                          $10,988                     $10,443
10/31/95   $10,753                          $11,115                     $10,477
11/30/95   $10,886                          $11,264                     $10,470
12/31/95   $10,958                          $11,333                     $10,464
1/31/96    $11,026                          $11,447                     $10,525
2/29/96    $10,972                          $11,400                     $10,559
3/31/96    $11,138                          $11,259                     $10,613
4/30/96    $11,135                          $11,219                     $10,654
5/31/96    $11,125                          $11,187                     $10,675
6/30/96    $11,230                          $11,294                     $10,682
7/31/96    $11,300                          $11,402                     $10,702
8/31/96    $11,307                          $11,402                     $10,723
9/30/96    $11,419                          $11,519                     $10,757
10/31/96   $11,539                          $11,665                     $10,791
11/30/96   $11,690                          $11,901                     $10,811
12/31/96   $11,689                          $11,848                     $10,811
1/31/97    $11,433                          $11,894                     $10,845
2/28/97    $11,532                          $12,006                     $10,879
3/31/97    $11,424                          $11,845                     $10,907
4/30/97    $11,512                          $11,933                     $10,920
5/31/97    $11,585                          $12,102                     $10,913
6/30/97    $11,720                          $12,235                     $10,927
7/31/97    $11,981                          $12,579                     $10,941
8/31/97    $11,921                          $12,457                     $10,961
9/30/97    $12,014                          $12,615                     $10,988
10/31/97   $12,079                          $12,682                     $11,016
11/30/97   $12,147                          $12,741                     $11,009
12/31/97   $12,306                          $12,942                     $10,995
1/31/98    $12,455                          $13,085                     $11,016
2/28/98    $12,458                          $13,084                     $11,036
3/31/98    $12,466                          $13,075                     $11,057
4/30/98    $12,445                          $13,003                     $11,077
5/31/98    $12,604                          $13,225                     $11,097
6/30/98    $12,641                          $13,273                     $11,111
7/31/98    $12,684                          $13,294                     $11,125
8/31/98    $12,824                          $13,525                     $11,138
9/30/98    $12,950                          $13,727                     $11,152
10/31/98   $12,946                          $13,733                     $11,179
11/30/98   $12,985                          $13,774                     $11,179
12/31/98   $13,020                          $13,816                     $11,172
1/31/99    $13,172                          $14,028                     $11,200
2/28/99    $13,104                          $13,902                     $11,213
3/31/99    $13,113                          $13,895                     $11,247
4/30/99    $13,160                          $13,932                     $11,329
5/31/99    $13,087                          $13,834                     $11,329
6/30/99    $12,939                          $13,577                     $11,329
7/31/99    $12,974                          $13,668                     $11,363
8/31/99    $12,897                          $13,618                     $11,391
9/30/99    $12,923                          $13,664                     $11,445
10/31/99   $12,779                          $13,567                     $11,466
11/30/99   $12,859                          $13,716                     $11,472
12/31/99   $12,779                          $13,644                     $11,472
1/31/00    $12,697                          $13,589                     $11,506
2/29/00    $12,783                          $13,695                     $11,575
3/31/00    $12,980                          $13,962                     $11,670
4/30/00    $12,922                          $13,892                     $11,677
5/31/00    $12,846                          $13,809                     $11,691
6/30/00    $13,083                          $14,184                     $11,752
7/31/00    $13,223                          $14,381                     $11,779
8/31/00    $13,426                          $14,604                     $11,779
9/30/00    $13,401                          $14,536                     $11,840
10/31/00   $13,510                          $14,685                     $11,861
11/30/00   $13,551                          $14,765                     $11,868
12/31/00   $13,727                          $15,113                     $11,861
1/31/01    $13,886                          $15,307                     $11,936
2/28/01    $13,948                          $15,333                     $11,984
3/31/01    $14,057                          $15,463                     $12,011
4/30/01    $14,000                          $15,273                     $12,059
5/31/01    $14,145                          $15,439                     $12,113
6/30/01    $14,234                          $15,531                     $12,134
7/31/01    $14,425                          $15,744                     $12,100
8/31/01    $14,652                          $16,012                     $12,100
9/30/01    $14,635                          $15,990                     $12,154
10/31/01   $14,776                          $16,188                     $12,113
11/30/01   $14,646                          $15,979                     $12,093
12/31/01   $14,491                          $15,810                     $12,045
1/31/02    $14,692                          $16,109                     $12,072
2/28/02    $14,876                          $16,339                     $12,120
3/31/02    $14,621                          $16,002                     $12,188
4/30/02    $14,923                          $16,373                     $12,256
5/31/02    $15,005                          $16,451                     $12,256
6/30/02    $15,201                          $16,655                     $12,263
7/31/02    $15,368                          $16,877                     $12,277
8/31/02    $15,514                          $17,097                     $12,318
9/30/02    $15,829                          $17,505                     $12,338
10/31/02   $15,557                          $17,187                     $12,359
11/30/02   $15,456                          $17,046                     $12,359
12/31/02   $15,788                          $17,419                     $12,331
1/31/03    $15,717                          $17,325                     $12,386
2/28/03    $15,988                          $17,624                     $12,481
3/31/03    $16,004                          $17,633                     $12,556
4/30/03    $16,125                          $17,765                     $12,529
5/31/03    $16,567                          $18,274                     $12,509
6/30/03    $16,464                          $18,186                     $12,522
7/31/03    $15,768                          $17,423                     $12,536
8/31/03    $15,913                          $17,572                     $12,584
9/30/03    $16,436                          $18,164                     $12,624
10/31/03   $16,303                          $18,025                     $12,611
11/30/03   $16,461                          $18,219                     $12,577
12/31/03   $16,633                          $18,411                     $12,563
1/31/04    $16,711                          $18,489                     $12,624
2/29/04    $16,995                          $18,814                     $12,693


CLASS C (7/1/03-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Franklin Federal Intermediate-   Lehman Brothers Municipal
Date       Term Tax-Free Income Fund        10-Year Bond Index 8        CPI 8
7/1/03     $10,000                          $10,000                     $10,000
7/31/03     $9,581                           $9,580                     $10,011
8/31/03     $9,674                           $9,662                     $10,049
9/30/03     $9,978                           $9,988                     $10,082
10/31/03    $9,901                           $9,911                     $10,071
11/30/03    $9,984                          $10,018                     $10,044
12/31/03   $10,083                          $10,124                     $10,033
1/31/04    $10,125                          $10,167                     $10,082
2/29/04    $10,196                          $10,345                     $10,136



        Annual Report | Past performance does not guarantee future results. | 41

ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES.
THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the maximum 2.25% initial sales charge.

CLASS C: Subject to no initial sales charge, but subject to 1% contingent deferred sales charge for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/04.

5. Taxable equivalent distribution rate and yield assume the 2004 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.

7. Since Class C shares have existed for less than one year, average annual total returns are not provided. Aggregate total return for that class represents change in value of an investment since inception, including the current maximum sales charge. 8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal 10-Year Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. It is the 10-year (8-12) component of the Municipal Bond Index. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.




42 | Past performance does not guarantee future results. | Annual Report

Franklin Federal Limited-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Federal Limited-Term Tax-Free Income Fund seeks to provide high, current income exempt from federal income taxes while seeking preservation of capital. The Fund's portfolio consists mainly of municipal securities with a dollar-weighted average maturity (the time at which the debt must be repaid) of five years or less. 1



--------------------------------------------------------------------------------
Credit Quality Breakdown*
Franklin Federal Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

AAA ................  73.9%
AA .................  26.1%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Federal Limited-Term Tax-Free Income Fund's first annual report covering the nearly six-month period since inception on September 2, 2003, through February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the nearly six-month period. The Fund's Class A share price, as measured by net asset value, increased from $10.00 since inception on September 2, 2003, to $10.12 on February 29, 2004. The Fund's Class A shares paid dividends totaling 5.00 cents per share for the same period. 2 The Performance Summary




1. These dividends are generally subject to state and local income taxes, if any. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. 2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 112.


                                                              Annual Report | 43

DIVIDEND DISTRIBUTIONS*
Franklin Federal Limited-Term
Tax-Free Income Fund -Class A
9/2/03-2/29/04

----------------------------------------------------
  MONTH                         DIVIDEND PER SHARE
----------------------------------------------------
  September                                 --
----------------------------------------------------
  October                           1.00 cent**
----------------------------------------------------
  November                          1.00 cent
----------------------------------------------------
  December                          1.00 cent
----------------------------------------------------
  January                           1.00 cent
----------------------------------------------------
  February                          1.00 cent
----------------------------------------------------
  TOTAL                             5.00 CENTS
----------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Initial distribution; daily accrual began on 9/22/03 and the first dividend was paid on 10/17/03.


PORTFOLIO BREAKDOWN
Franklin Federal Limited-Term
Tax-Free Income Fund
2/29/04

------------------------------------------------------
                                           % OF TOTAL
                                LONG-TERM INVESTMENTS
------------------------------------------------------
  General Obligation                            48.9%
------------------------------------------------------
  Utilities                                     15.6%
------------------------------------------------------
  Subject to Government Appropriations           9.4%
------------------------------------------------------
  Other Revenue                                  8.9%
------------------------------------------------------
  Tax-Supported                                  6.6%
------------------------------------------------------
  Hospital & Health Care                         4.0%
------------------------------------------------------
  Housing                                        2.7%
------------------------------------------------------
  Transportation                                 1.4%
------------------------------------------------------
  Prerefunded                                    1.4%
------------------------------------------------------
  Higher Education                               1.1%
------------------------------------------------------




on page 45 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 1.38%. An investor in the 2004 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 2.12% from a taxable investment to match the Fund's Class A tax-free distribution rate.


MANAGER'S DISCUSSION

Since the Fund's inception on September 2, 2003, we followed our value-oriented strategy, investing primarily for income. We looked to remain fully invested in bonds with maturities averaging five years or less with good call options. Consistent with our income-oriented investment philosophy, we generally invest in bonds that we believe should provide the most relative value from an income perspective, and we are comfortable holding them unless we find an opportunity to enhance the portfolio's structure or increase its future income-earning potential. Following our strategy in the recent interest rate environment, we sought to position the Fund to quickly capture changes in interest rates, preserve capital and produce tax-free income.

Thank you for your participation in Franklin Federal Limited-Term Tax-Free Income Fund. We look forward to serving your future investment needs.



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


44 | Annual Report

Performance Summary as of 2/29/04

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
------------------------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04           9/2/03
------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.12            $10.12           $10.00
------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/2/03-2/29/04)
------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0500
------------------------------------------------------------------------------------------------------------------------



PERFORMANCE 1
------------------------------------------------------------------------------------------------------------------------
  CLASS A                                                                                            INCEPTION (9/2/03)
------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                                                                              +1.74%
------------------------------------------------------------------------------------------------------------------------
  Aggregate Total Return 3                                                                               +1.74%
------------------------------------------------------------------------------------------------------------------------
  Aggregate Total Return (3/31/04) 4                                                                     +1.56%
------------------------------------------------------------------------------------------------------------------------
     Distribution Rate 5                               1.38%
------------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 6            2.12%
------------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 7                       1.23%
------------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 6                        1.89%
------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES.
THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A:       Subject to no initial sales charge.


1. The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 0.60%. After 3/1/04, the fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment since inception.

3. Aggregate total return represents the change in value of an investment since inception. Since Class A shares have existed for less than one year, average annual total returns are not provided.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the current 1.16 cent per share monthly dividend and the NAV of $10.12 per share on 2/29/04.

6. Taxable equivalent distribution rate and yield assume the 2004 maximum federal income tax rate of 35.00%. 7. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.



        Annual Report | Past performance does not guarantee future results. | 45

Franklin High Yield Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin High Yield Tax-Free Income Fund seeks to provide high, current income exempt from federal income tax through a portfolio consisting mainly of higher-yielding, medium- to lower-rated and non-rated municipal bonds. 1 As discussed in the Fund's prospectus, these securities entail greater risks than higher-rated municipal securities.


--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

AAA ................................... 21.3%
AA ....................................  1.5%
A .....................................  9.6%
BBB ................................... 26.5%
Below Investment Grade ................ 41.1%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin High Yield Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $10.39 on February 28, 2003, to $10.78 on February 29, 2004. The Fund's Class A shares paid dividends totaling 59.40 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 49 shows that at the end of this reporting period the Fund's Class A



1. These dividends are generally subject to state and local taxes, if any. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 122.


46 | Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin High Yield Tax-Free Income Fund
3/1/03-2/29/04

-----------------------------------------------------------------------------
                                             DIVIDEND PER SHARE
                            -------------------------------------------------
   MONTH                        CLASS A           CLASS B           CLASS C
-----------------------------------------------------------------------------
   March                     4.95 cents        4.46 cents        4.47 cents
-----------------------------------------------------------------------------
   April                     4.95 cents        4.46 cents        4.47 cents
-----------------------------------------------------------------------------
   May                       4.95 cents        4.46 cents        4.47 cents
-----------------------------------------------------------------------------
   June                      4.95 cents        4.47 cents        4.45 cents
-----------------------------------------------------------------------------
   July                      4.95 cents        4.47 cents        4.45 cents
-----------------------------------------------------------------------------
   August                    4.95 cents        4.45 cents        4.44 cents
-----------------------------------------------------------------------------
   September                 4.95 cents        4.45 cents        4.44 cents
-----------------------------------------------------------------------------
   October                   4.95 cents        4.45 cents        4.44 cents
-----------------------------------------------------------------------------
   November                  4.95 cents        4.45 cents        4.44 cents
-----------------------------------------------------------------------------
   December                  4.95 cents        4.47 cents        4.48 cents
-----------------------------------------------------------------------------
   January                   4.95 cents        4.47 cents        4.48 cents
-----------------------------------------------------------------------------
   February                  4.95 cents        4.47 cents        4.48 cents
-----------------------------------------------------------------------------
   TOTAL                    59.40 CENTS       53.53 CENTS       53.51 CENTS
-----------------------------------------------------------------------------


shares' distribution rate was 5.28%, based on an annualization of the current
4.95 cent ($0.0495) per share dividend and the maximum offering price of $11.26 on February 29, 2004. An investor in the 2004 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 8.12% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.


MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Franklin High Yield Tax-Free Income Fund - Class A generated above-average tax-free income for shareholders over the past year relative to the Lipper High Yield Municipal Debt Funds Average's 5.03% 12-month yield. 3 Overall, by focusing on income while maintaining broad diversification, the Fund delivered strong results for our shareholders.



3. Source: Lipper Inc. Lipper High Yield Municipal Debt Funds are defined as funds that invest at least 50% of their assets in lower-rated municipal securities. For the year ended 2/29/04, there were 80 funds in this category. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results.



                                                              Annual Report | 47

PORTFOLIO BREAKDOWN
Franklin High Yield Tax-Free Income Fund
2/29/04

-------------------------------------------------------
                                            % OF TOTAL
                                 LONG-TERM INVESTMENTS
-------------------------------------------------------
  Utilities                                     23.5%
-------------------------------------------------------
  Prerefunded                                   16.4%
-------------------------------------------------------
  Hospital & Health Care                        14.7%
-------------------------------------------------------
  Transportation                                13.5%
-------------------------------------------------------
  Tax-Supported                                 13.0%
-------------------------------------------------------
  General Obligation                             5.9%
-------------------------------------------------------
  Corporate-Backed                               5.0%
-------------------------------------------------------
  Other Revenue                                  3.8%
-------------------------------------------------------
  Housing                                        1.8%
-------------------------------------------------------
  Subject to Government Appropriations           1.7%
-------------------------------------------------------
  Higher Education                               0.7%
-------------------------------------------------------


Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


48 | Annual Report

Performance Summary as of 2/29/04

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.39            $10.78           $10.39
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5940
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           2/29/04          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.39            $10.84           $10.45
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5353
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.40            $10.88           $10.48
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5351
--------------------------------------------------------------------------------------------------

        Annual Report | Past performance does not guarantee future results. | 49

PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
  CLASS A                                                                 1-YEAR           5-YEAR       10-YEAR
---------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +9.75%          +25.10%       +75.86%
---------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +5.10%           +3.68%        +5.35%
---------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +5.57%           +3.57%        +5.65%
---------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               5.28%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            8.12%
---------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       4.39%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        6.75%
---------------------------------------------------------------------------------------------------------------------
  CLASS B                                                                 1-YEAR           5-YEAR  INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +9.09%          +21.85%       +23.01%
---------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +5.09%           +3.71%        +3.94%
---------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +5.74%           +3.60%        +3.83%
---------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               4.90%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            7.54%
---------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       4.04%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        6.22%
---------------------------------------------------------------------------------------------------------------------
  CLASS C                                                                 1-YEAR           5-YEAR  INCEPTION (5/1/95)
---------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +9.16%          +21.69%       +61.52%
---------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +8.16%           +4.00%        +5.58%
---------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +8.70%           +3.90%        +5.50%
---------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               4.88%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            7.50%
---------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       4.04%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        6.22%
---------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



50 | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/94-2/29/04)


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Franklin High Yield     Lehman Brothers
Date          Tax-Free Income Fund    Municipal Bond Index 7      CPI 7
3/1/94         $9,574                 $10,000                     $10,000
3/31/94        $9,293                  $9,593                     $10,034
4/30/94        $9,300                  $9,674                     $10,048
5/31/94        $9,355                  $9,758                     $10,055
6/30/94        $9,374                  $9,698                     $10,089
7/31/94        $9,496                  $9,876                     $10,116
8/31/94        $9,526                  $9,910                     $10,157
9/30/94        $9,458                  $9,765                     $10,184
10/31/94       $9,363                  $9,592                     $10,191
11/30/94       $9,209                  $9,418                     $10,204
12/31/94       $9,334                  $9,625                     $10,204
1/31/95        $9,562                  $9,900                     $10,245
2/28/95        $9,796                 $10,188                     $10,286
3/31/95        $9,931                 $10,305                     $10,320
4/30/95        $9,973                 $10,318                     $10,354
5/31/95       $10,217                 $10,647                     $10,375
6/30/95       $10,229                 $10,554                     $10,395
7/31/95       $10,296                 $10,654                     $10,395
8/31/95       $10,399                 $10,789                     $10,423
9/30/95       $10,483                 $10,857                     $10,443
10/31/95      $10,618                 $11,015                     $10,477
11/30/95      $10,754                 $11,198                     $10,470
12/31/95      $10,857                 $11,305                     $10,464
1/31/96       $10,918                 $11,391                     $10,525
2/29/96       $10,909                 $11,314                     $10,559
3/31/96       $10,801                 $11,169                     $10,613
4/30/96       $10,812                 $11,138                     $10,654
5/31/96       $10,837                 $11,133                     $10,675
6/30/96       $10,943                 $11,255                     $10,682
7/31/96       $11,025                 $11,357                     $10,702
8/31/96       $11,065                 $11,354                     $10,723
9/30/96       $11,216                 $11,513                     $10,757
10/31/96      $11,363                 $11,643                     $10,791
11/30/96      $11,535                 $11,856                     $10,811
12/31/96      $11,527                 $11,806                     $10,811
1/31/97       $11,561                 $11,828                     $10,845
2/28/97       $11,664                 $11,937                     $10,879
3/31/97       $11,572                 $11,778                     $10,907
4/30/97       $11,659                 $11,876                     $10,920
5/31/97       $11,807                 $12,055                     $10,913
6/30/97       $11,952                 $12,184                     $10,927
7/31/97       $12,254                 $12,521                     $10,941
8/31/97       $12,185                 $12,404                     $10,961
9/30/97       $12,386                 $12,551                     $10,988
10/31/97      $12,474                 $12,632                     $11,016
11/30/97      $12,553                 $12,706                     $11,009
12/31/97      $12,748                 $12,891                     $10,995
1/31/98       $12,888                 $13,024                     $11,016
2/28/98       $12,918                 $13,028                     $11,036
3/31/98       $12,928                 $13,040                     $11,057
4/30/98       $12,919                 $12,981                     $11,077
5/31/98       $13,081                 $13,186                     $11,097
6/30/98       $13,139                 $13,238                     $11,111
7/31/98       $13,162                 $13,271                     $11,125
8/31/98       $13,316                 $13,476                     $11,138
9/30/98       $13,396                 $13,644                     $11,152
10/31/98      $13,381                 $13,644                     $11,179
11/30/98      $13,341                 $13,692                     $11,179
12/31/98      $13,361                 $13,726                     $11,172
1/31/99       $13,470                 $13,890                     $11,200
2/28/99       $13,462                 $13,829                     $11,213
3/31/99       $13,511                 $13,848                     $11,247
4/30/99       $13,561                 $13,883                     $11,329
5/31/99       $13,502                 $13,802                     $11,329
6/30/99       $13,359                 $13,604                     $11,329
7/31/99       $13,421                 $13,653                     $11,363
8/31/99       $13,274                 $13,544                     $11,391
9/30/99       $13,264                 $13,549                     $11,445
10/31/99      $13,024                 $13,403                     $11,466
11/30/99      $13,132                 $13,545                     $11,472
12/31/99      $12,941                 $13,444                     $11,472
1/31/00       $12,822                 $13,386                     $11,506
2/29/00       $12,948                 $13,541                     $11,575
3/31/00       $13,212                 $13,837                     $11,670
4/30/00       $13,153                 $13,755                     $11,677
5/31/00       $13,076                 $13,684                     $11,691
6/30/00       $13,194                 $14,046                     $11,752
7/31/00       $13,354                 $14,242                     $11,779
8/31/00       $13,537                 $14,461                     $11,779
9/30/00       $13,483                 $14,386                     $11,840
10/31/00      $13,578                 $14,543                     $11,861
11/30/00      $13,577                 $14,653                     $11,868
12/31/00      $13,688                 $15,015                     $11,861
1/31/01       $13,780                 $15,164                     $11,936
2/28/01       $13,854                 $15,212                     $11,984
3/31/01       $13,987                 $15,348                     $12,011
4/30/01       $13,920                 $15,182                     $12,059
5/31/01       $14,065                 $15,345                     $12,113
6/30/01       $14,180                 $15,448                     $12,134
7/31/01       $14,413                 $15,677                     $12,100
8/31/01       $14,641                 $15,935                     $12,100
9/30/01       $14,513                 $15,882                     $12,154
10/31/01      $14,628                 $16,071                     $12,113
11/30/01      $14,597                 $15,936                     $12,093
12/31/01      $14,501                 $15,785                     $12,045
1/31/02       $14,692                 $16,059                     $12,072
2/28/02       $14,760                 $16,252                     $12,120
3/31/02       $14,633                 $15,934                     $12,188
4/30/02       $14,807                 $16,245                     $12,256
5/31/02       $14,863                 $16,344                     $12,256
6/30/02       $14,970                 $16,516                     $12,263
7/31/02       $15,048                 $16,729                     $12,277
8/31/02       $15,129                 $16,930                     $12,318
9/30/02       $15,229                 $17,301                     $12,338
10/31/02      $14,870                 $17,014                     $12,359
11/30/02      $14,983                 $16,943                     $12,359
12/31/02      $15,248                 $17,301                     $12,331
1/31/03       $15,262                 $17,257                     $12,386
2/28/03       $15,346                 $17,498                     $12,481
3/31/03       $15,246                 $17,509                     $12,556
4/30/03       $15,421                 $17,624                     $12,529
5/31/03       $15,779                 $18,037                     $12,509
6/30/03       $15,823                 $17,960                     $12,522
7/31/03       $15,537                 $17,332                     $12,536
8/31/03       $15,577                 $17,461                     $12,584
9/30/03       $16,004                 $17,975                     $12,624
10/31/03      $16,086                 $17,884                     $12,611
11/30/03      $16,277                 $18,070                     $12,577
12/31/03      $16,466                 $18,220                     $12,563
1/31/04       $16,652                 $18,324                     $12,624
2/29/04       $16,838                 $18,600                     $12,693



CLASS B (1/1/99-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Franklin High Yield     Lehman Brothers
Date          Tax-Free Income Fund    Municipal Bond Index 7      CPI 7
1/1/99        $10,000                 $10,000                     $10,000
1/31/99       $10,107                 $10,119                     $10,024
2/28/99       $10,096                 $10,075                     $10,037
3/31/99       $10,126                 $10,089                     $10,067
4/30/99       $10,160                 $10,114                     $10,140
5/31/99       $10,111                 $10,055                     $10,140
6/30/99        $9,999                  $9,911                     $10,140
7/31/99       $10,049                  $9,947                     $10,171
8/31/99        $9,934                  $9,867                     $10,195
9/30/99        $9,922                  $9,871                     $10,244
10/31/99       $9,739                  $9,764                     $10,262
11/30/99       $9,815                  $9,868                     $10,268
12/31/99       $9,668                  $9,794                     $10,268
1/31/00        $9,574                  $9,752                     $10,299
2/29/00        $9,664                  $9,865                     $10,360
3/31/00        $9,857                 $10,081                     $10,445
4/30/00        $9,818                 $10,021                     $10,451
5/31/00        $9,748                  $9,969                     $10,464
6/30/00        $9,831                 $10,233                     $10,519
7/31/00        $9,953                 $10,375                     $10,543
8/31/00       $10,076                 $10,535                     $10,543
9/30/00       $10,032                 $10,481                     $10,598
10/31/00      $10,098                 $10,595                     $10,616
11/30/00      $10,102                 $10,675                     $10,622
12/31/00      $10,180                 $10,939                     $10,616
1/31/01       $10,242                 $11,047                     $10,683
2/28/01       $10,282                 $11,082                     $10,726
3/31/01       $10,384                 $11,182                     $10,750
4/30/01       $10,329                 $11,060                     $10,793
5/31/01       $10,432                 $11,179                     $10,842
6/30/01       $10,512                 $11,254                     $10,860
7/31/01       $10,678                 $11,421                     $10,830
8/31/01       $10,841                 $11,609                     $10,830
9/30/01       $10,743                 $11,570                     $10,879
10/31/01      $10,822                 $11,708                     $10,842
11/30/01      $10,795                 $11,609                     $10,824
12/31/01      $10,719                 $11,499                     $10,781
1/31/02       $10,855                 $11,699                     $10,805
2/28/02       $10,909                 $11,840                     $10,848
3/31/02       $10,800                 $11,608                     $10,909
4/30/02       $10,922                 $11,835                     $10,970
5/31/02       $10,969                 $11,907                     $10,970
6/30/02       $11,032                 $12,033                     $10,976
7/31/02       $11,084                 $12,187                     $10,988
8/31/02       $11,150                 $12,334                     $11,025
9/30/02       $11,218                 $12,604                     $11,043
10/31/02      $10,938                 $12,395                     $11,062
11/30/02      $11,016                 $12,343                     $11,062
12/31/02      $11,215                 $12,604                     $11,037
1/31/03       $11,209                 $12,572                     $11,086
2/28/03       $11,276                 $12,748                     $11,171
3/31/03       $11,187                 $12,755                     $11,239
4/30/03       $11,310                 $12,840                     $11,214
5/31/03       $11,577                 $13,140                     $11,196
6/30/03       $11,604                 $13,084                     $11,208
7/31/03       $11,389                 $12,627                     $11,220
8/31/03       $11,413                 $12,721                     $11,263
9/30/03       $11,717                 $13,095                     $11,300
10/31/03      $11,770                 $13,029                     $11,287
11/30/03      $11,904                 $13,165                     $11,257
12/31/03      $12,037                 $13,274                     $11,245
1/31/04       $12,167                 $13,350                     $11,300
2/29/04       $12,207                 $13,551                     $11,361



        Annual Report | Past performance does not guarantee future results. | 51

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------
  Class C                         2/29/04
------------------------------------------
  1-Year                           +8.16%
------------------------------------------
  5-Year                           +4.00%
------------------------------------------
  Since Inception (5/1/95)         +5.58%
------------------------------------------


CLASS C (5/1/95-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Franklin High Yield     Lehman Brothers
Date          Tax-Free Income Fund    Municipal Bond Index 7      CPI 7
5/1/95        $10,000                 $10,000                     $10,000
5/31/95       $10,256                 $10,319                     $10,020
6/30/95       $10,271                 $10,229                     $10,039
7/31/95       $10,343                 $10,326                     $10,039
8/31/95       $10,441                 $10,457                     $10,066
9/30/95       $10,518                 $10,523                     $10,086
10/31/95      $10,647                 $10,676                     $10,118
11/30/95      $10,787                 $10,853                     $10,112
12/31/95      $10,885                 $10,957                     $10,105
1/31/96       $10,940                 $11,040                     $10,165
2/29/96       $10,927                 $10,966                     $10,197
3/31/96       $10,815                 $10,825                     $10,250
4/30/96       $10,820                 $10,795                     $10,290
5/31/96       $10,838                 $10,791                     $10,309
6/30/96       $10,939                 $10,908                     $10,316
7/31/96       $11,016                 $11,007                     $10,336
8/31/96       $11,050                 $11,004                     $10,355
9/30/96       $11,196                 $11,158                     $10,388
10/31/96      $11,336                 $11,285                     $10,421
11/30/96      $11,501                 $11,491                     $10,441
12/31/96      $11,487                 $11,443                     $10,441
1/31/97       $11,526                 $11,464                     $10,474
2/28/97       $11,622                 $11,569                     $10,507
3/31/97       $11,526                 $11,415                     $10,533
4/30/97       $11,606                 $11,511                     $10,546
5/31/97       $11,747                 $11,684                     $10,540
6/30/97       $11,885                 $11,808                     $10,553
7/31/97       $12,179                 $12,136                     $10,566
8/31/97       $12,105                 $12,022                     $10,586
9/30/97       $12,308                 $12,164                     $10,612
10/31/97      $12,378                 $12,243                     $10,639
11/30/97      $12,451                 $12,315                     $10,632
12/31/97      $12,648                 $12,494                     $10,619
1/31/98       $12,781                 $12,623                     $10,639
2/28/98       $12,804                 $12,627                     $10,658
3/31/98       $12,808                 $12,638                     $10,678
4/30/98       $12,794                 $12,581                     $10,698
5/31/98       $12,946                 $12,780                     $10,718
6/30/98       $12,998                 $12,831                     $10,731
7/31/98       $13,025                 $12,863                     $10,744
8/31/98       $13,159                 $13,062                     $10,757
9/30/98       $13,231                 $13,224                     $10,770
10/31/98      $13,222                 $13,224                     $10,797
11/30/98      $13,176                 $13,270                     $10,797
12/31/98      $13,178                 $13,304                     $10,790
1/31/99       $13,291                 $13,462                     $10,816
2/28/99       $13,276                 $13,403                     $10,829
3/31/99       $13,316                 $13,422                     $10,862
4/30/99       $13,358                 $13,455                     $10,941
5/31/99       $13,284                 $13,377                     $10,941
6/30/99       $13,137                 $13,185                     $10,941
7/31/99       $13,203                 $13,233                     $10,974
8/31/99       $13,042                 $13,127                     $11,001
9/30/99       $13,038                 $13,132                     $11,053
10/31/99      $12,798                 $12,990                     $11,073
11/30/99      $12,885                 $13,128                     $11,080
12/31/99      $12,695                 $13,030                     $11,080
1/31/00       $12,573                 $12,974                     $11,113
2/29/00       $12,690                 $13,124                     $11,178
3/31/00       $12,941                 $13,411                     $11,271
4/30/00       $12,890                 $13,332                     $11,277
5/31/00       $12,798                 $13,263                     $11,290
6/30/00       $12,918                 $13,614                     $11,350
7/31/00       $13,066                 $13,803                     $11,376
8/31/00       $13,239                 $14,016                     $11,376
9/30/00       $13,181                 $13,943                     $11,435
10/31/00      $13,268                 $14,095                     $11,455
11/30/00      $13,260                 $14,202                     $11,461
12/31/00      $13,362                 $14,553                     $11,455
1/31/01       $13,443                 $14,697                     $11,527
2/28/01       $13,509                 $14,744                     $11,573
3/31/01       $13,631                 $14,876                     $11,600
4/30/01       $13,560                 $14,715                     $11,646
5/31/01       $13,693                 $14,873                     $11,698
6/30/01       $13,810                 $14,973                     $11,718
7/31/01       $14,027                 $15,194                     $11,685
8/31/01       $14,242                 $15,445                     $11,685
9/30/01       $14,100                 $15,393                     $11,738
10/31/01      $14,217                 $15,576                     $11,698
11/30/01      $14,167                 $15,445                     $11,679
12/31/01      $14,066                 $15,299                     $11,633
1/31/02       $14,258                 $15,564                     $11,659
2/28/02       $14,316                 $15,752                     $11,705
3/31/02       $14,187                 $15,443                     $11,771
4/30/02       $14,347                 $15,745                     $11,837
5/31/02       $14,395                 $15,841                     $11,837
6/30/02       $14,493                 $16,008                     $11,843
7/31/02       $14,561                 $16,214                     $11,856
8/31/02       $14,634                 $16,409                     $11,896
9/30/02       $14,723                 $16,768                     $11,916
10/31/02      $14,356                 $16,490                     $11,935
11/30/02      $14,471                 $16,422                     $11,935
12/31/02      $14,717                 $16,768                     $11,909
1/31/03       $14,723                 $16,726                     $11,962
2/28/03       $14,797                 $16,960                     $12,054
3/31/03       $14,695                 $16,970                     $12,126
4/30/03       $14,855                 $17,082                     $12,100
5/31/03       $15,204                 $17,482                     $12,080
6/30/03       $15,225                 $17,407                     $12,093
7/31/03       $14,945                 $16,798                     $12,107
8/31/03       $14,976                 $16,924                     $12,153
9/30/03       $15,390                 $17,421                     $12,192
10/31/03      $15,459                 $17,333                     $12,179
11/30/03      $15,634                 $17,514                     $12,146
12/31/03      $15,791                 $17,659                     $12,133
1/31/04       $15,962                 $17,760                     $12,192
2/29/04       $16,152                 $18,028                     $12,258


ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES.
THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to no initial sales charge, but subject to 1% CDSC for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/04.

5. Taxable equivalent distribution rate and yield assume the 2004 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.



52 | Past performance does not guarantee future results. | Annual Report

Franklin New Jersey Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin New Jersey Tax-Free Income Fund seeks to provide high, current income exempt from federal and New Jersey state personal income taxes through a portfolio consisting mainly of New Jersey municipal bonds. 1


--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

AAA ........................  75.3%
AA .........................   2.7%
A ..........................  10.6%
BBB ........................  10.4%
Below Investment Grade .....   1.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin New Jersey Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $12.03 on February 28, 2003, to $12.23 on February 29, 2004. The Fund's Class A shares paid dividends totaling 53.73 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 57 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.18%, based on an annualization of the current 4.45 cent ($0.0445) per share dividend and the maximum offering price of $12.77 on



1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 150.


                                                              Annual Report | 53

DIVIDEND DISTRIBUTIONS*
Franklin New Jersey Tax-Free Income Fund
3/1/03-2/29/04

---------------------------------------------------------------------------
                                         DIVIDEND PER SHARE
---------------------------------------------------------------------------
   MONTH                     CLASS A            CLASS B           CLASS C
---------------------------------------------------------------------------
   March                    4.62 cents        4.08 cents        4.05 cents
---------------------------------------------------------------------------
   April                    4.62 cents        4.08 cents        4.05 cents
---------------------------------------------------------------------------
   May                      4.62 cents        4.08 cents        4.05 cents
---------------------------------------------------------------------------
   June                     4.50 cents        3.95 cents        3.90 cents
---------------------------------------------------------------------------
   July                     4.50 cents        3.95 cents        3.90 cents
---------------------------------------------------------------------------
   August                   4.41 cents        3.84 cents        3.82 cents
---------------------------------------------------------------------------
   September                4.41 cents        3.84 cents        3.82 cents
---------------------------------------------------------------------------
   October                  4.41 cents        3.84 cents        3.82 cents
---------------------------------------------------------------------------
   November                 4.41 cents        3.84 cents        3.82 cents
---------------------------------------------------------------------------
   December                 4.41 cents        3.88 cents        3.89 cents
---------------------------------------------------------------------------
   January                  4.41 cents        3.88 cents        3.89 cents
---------------------------------------------------------------------------
   February                 4.41 cents        3.88 cents        3.89 cents
---------------------------------------------------------------------------
   TOTAL                   53.73 CENTS       47.14 CENTS       46.90 CENTS
---------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


February 29, 2004. An investor in the 2004 maximum combined federal and New Jersey state personal income tax bracket of 39.14% would need to earn a distribution rate of 6.87% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the 12 months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline, as shown in the dividend distributions table.


STATE UPDATE

Strong underlying credit characteristics, including a solid and diverse economic base and high wealth levels, along with the adoption of the state's $24 billion fiscal year 2004 budget, earned New Jersey a rating of AA from Standard & Poor's, an



54 | Annual Report
independent credit rating agency. 3 However, despite moves toward structural balance, the state remained vulnerable to economic swings and a growing debt burden. A second independent credit rating agency, Moody's Investors Service, assigned a rating of Aa2 and a negative outlook to the state, primarily based on concerns related to structural imbalance in the budget, the extensive use of non-recurring revenues and very low reserves. 4

Notably, trends in the state appeared to be stabilizing. The fiscal year 2004 budget incorporated additional permanent revenues to the base and controlled spending for the second consecutive year, despite using $1.5 billion in tobacco bond proceeds, which will not be available in fiscal year 2005, and $455 million of federal stimulus aid. 5 Although the state's two primary revenue sources, personal income and sales taxes, weakened in fiscal year 2003 with collections coming in substantially below targeted levels, the state projected both to increase in fiscal year 2004. The fiscal year 2004 budget also anticipated increased revenue from a higher cigarette tax, a tax on hotel/motel occupancy, an increased realty transfer fee and casino revenue fund tax. In addition, reduction of the state's pension contribution resulted in $605 million in reduced spending. On the expenditure side, the largest area of increase was in school aid, which rose by $491 million. 6

New Jersey's historical record of strong financial management and controls has been severely tested over the past two years due to large revenue variances. Standard & Poor's expects the state to continue to work toward structurally balancing its budget with either added or expanded revenue measures or reduced spending initiatives that are permanent in nature. The state faces added challenges of growing pension payments, education spending pressures, and increasing debt service costs. In its favor, the state's highly educated work force and concentration of such technical industries as pharmaceuticals and telecommunications could help the state generate high income levels and tax capacity over the longer term.


MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.






PORTFOLIO BREAKDOWN
Franklin New Jersey Tax-Free Income Fund
2/29/04

------------------------------------------------------
                                           % OF TOTAL
                                LONG-TERM INVESTMENTS
------------------------------------------------------
  Hospital & Health Care                        23.7%
------------------------------------------------------
  Transportation                                18.7%
------------------------------------------------------
  General Obligation                            18.2%
------------------------------------------------------
  Prerefunded                                    9.9%
------------------------------------------------------
  Utilities                                      9.4%
------------------------------------------------------
  Housing                                        5.9%
------------------------------------------------------
  Higher Education                               5.5%
------------------------------------------------------
  Other Revenue                                  4.0%
------------------------------------------------------
  Subject to Government Appropriations           3.3%
------------------------------------------------------
  Tax-Supported                                  0.8%
------------------------------------------------------
  Corporate-Backed                               0.6%
------------------------------------------------------



3. This does not indicate Standard & Poor's rating of the Fund.

4. This does not indicate Moody's rating of the Fund.

5. Source: Moody's Investors Service, "New Issue: New Jersey (State of),"
1/6/04.

6. Source: Standard & Poor's, "New Jersey; Tax Secured, General Obligation," RATINGSDIRECT, 1/12/04.

                                                              Annual Report | 55

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


56 | Annual Report

Performance Summary as of 2/29/04

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.20            $12.23           $12.03
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5373
---------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           2/29/04          2/28/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.20            $12.29           $12.09
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4714
---------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.21            $12.32           $12.11
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4690
---------------------------------------------------------------------------------------------------

        Annual Report | Past performance does not guarantee future results. | 57

PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
  CLASS A                                                                 1-YEAR           5-YEAR       10-YEAR
----------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +6.27%          +30.74%       +74.14%
----------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +1.79%           +4.60%        +5.25%
----------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +1.52%           +4.49%        +5.63%
----------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               4.18%
----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            6.87%
----------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       3.46%
----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        5.69%
----------------------------------------------------------------------------------------------------------------------
  CLASS B                                                                 1-YEAR           3-YEAR   INCEPTION (2/1/00)
----------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +5.67%          +18.40%       +34.27%
----------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +1.67%           +4.89%        +7.10%
----------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +1.48%           +4.61%        +6.93%
----------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               3.81%
----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            6.26%
----------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       3.07%
----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        5.04%
----------------------------------------------------------------------------------------------------------------------
  CLASS C                                                                 1-YEAR          5-YEAR   INCEPTION (5/1/95)
----------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +5.72%          +27.21%       +62.83%
----------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +4.72%           +4.93%        +5.67%
----------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +4.46%           +4.85%        +5.60%
----------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               3.79%
----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            6.23%
----------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       3.07%
----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        5.04%
----------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



58 | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


CLASS A (3/1/94-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               Franklin New Jersey    Lehman Brothers
Date           Tax-Free Income Fund   Municipal Bond Index 7         CPI 7
3/1/94          $9,579                $10,000                        $10,000
3/31/94         $9,231                 $9,593                        $10,034
4/30/94         $9,257                 $9,674                        $10,048
5/31/94         $9,327                 $9,758                        $10,055
6/30/94         $9,266                 $9,698                        $10,089
7/31/94         $9,418                 $9,876                        $10,116
8/31/94         $9,456                 $9,910                        $10,157
9/30/94         $9,335                 $9,765                        $10,184
10/31/94        $9,171                 $9,592                        $10,191
11/30/94        $8,978                 $9,418                        $10,204
12/31/94        $9,191                 $9,625                        $10,204
1/31/95         $9,459                 $9,900                        $10,245
2/28/95         $9,691                $10,188                        $10,286
3/31/95         $9,784                $10,305                        $10,320
4/30/95         $9,800                $10,318                        $10,354
5/31/95        $10,056                $10,647                        $10,375
6/30/95         $9,999                $10,554                        $10,395
7/31/95        $10,055                $10,654                        $10,395
8/31/95        $10,161                $10,789                        $10,423
9/30/95        $10,223                $10,857                        $10,443
10/31/95       $10,369                $11,015                        $10,477
11/30/95       $10,525                $11,198                        $10,470
12/31/95       $10,624                $11,305                        $10,464
1/31/96        $10,673                $11,391                        $10,525
2/29/96        $10,603                $11,314                        $10,559
3/31/96        $10,487                $11,169                        $10,613
4/30/96        $10,471                $11,138                        $10,654
5/31/96        $10,478                $11,133                        $10,675
6/30/96        $10,589                $11,255                        $10,682
7/31/96        $10,677                $11,357                        $10,702
8/31/96        $10,661                $11,354                        $10,723
9/30/96        $10,814                $11,513                        $10,757
10/31/96       $10,914                $11,643                        $10,791
11/30/96       $11,086                $11,856                        $10,811
12/31/96       $11,052                $11,806                        $10,811
1/31/97        $11,059                $11,828                        $10,845
2/28/97        $11,147                $11,937                        $10,879
3/31/97        $11,047                $11,778                        $10,907
4/30/97        $11,134                $11,876                        $10,920
5/31/97        $11,258                $12,055                        $10,913
6/30/97        $11,359                $12,184                        $10,927
7/31/97        $11,635                $12,521                        $10,941
8/31/97        $11,539                $12,404                        $10,961
9/30/97        $11,669                $12,551                        $10,988
10/31/97       $11,745                $12,632                        $11,016
11/30/97       $11,824                $12,706                        $11,009
12/31/97       $11,977                $12,891                        $10,995
1/31/98        $12,080                $13,024                        $11,016
2/28/98        $12,083                $13,028                        $11,036
3/31/98        $12,108                $13,040                        $11,057
4/30/98        $12,076                $12,981                        $11,077
5/31/98        $12,240                $13,186                        $11,097
6/30/98        $12,301                $13,238                        $11,111
7/31/98        $12,329                $13,271                        $11,125
8/31/98        $12,487                $13,476                        $11,138
9/30/98        $12,609                $13,644                        $11,152
10/31/98       $12,645                $13,644                        $11,179
11/30/98       $12,668                $13,692                        $11,179
12/31/98       $12,708                $13,726                        $11,172
1/31/99        $12,815                $13,890                        $11,200
2/28/99        $12,761                $13,829                        $11,213
3/31/99        $12,811                $13,848                        $11,247
4/30/99        $12,842                $13,883                        $11,329
5/31/99        $12,773                $13,802                        $11,329
6/30/99        $12,629                $13,604                        $11,329
7/31/99        $12,670                $13,653                        $11,363
8/31/99        $12,498                $13,544                        $11,391
9/30/99        $12,452                $13,549                        $11,445
10/31/99       $12,297                $13,403                        $11,466
11/30/99       $12,401                $13,545                        $11,472
12/31/99       $12,280                $13,444                        $11,472
1/31/00        $12,201                $13,386                        $11,506
2/29/00        $12,367                $13,541                        $11,575
3/31/00        $12,646                $13,837                        $11,670
4/30/00        $12,565                $13,755                        $11,677
5/31/00        $12,480                $13,684                        $11,691
6/30/00        $12,809                $14,046                        $11,752
7/31/00        $12,984                $14,242                        $11,779
8/31/00        $13,191                $14,461                        $11,779
9/30/00        $13,106                $14,386                        $11,840
10/31/00       $13,271                $14,543                        $11,861
11/30/00       $13,373                $14,653                        $11,868
12/31/00       $13,697                $15,015                        $11,861
1/31/01        $13,768                $15,164                        $11,936
2/28/01        $13,871                $15,212                        $11,984
3/31/01        $13,979                $15,348                        $12,011
4/30/01        $13,837                $15,182                        $12,059
5/31/01        $13,990                $15,345                        $12,113
6/30/01        $14,105                $15,448                        $12,134
7/31/01        $14,325                $15,677                        $12,100
8/31/01        $14,516                $15,935                        $12,100
9/30/01        $14,423                $15,882                        $12,154
10/31/01       $14,596                $16,071                        $12,113
11/30/01       $14,479                $15,936                        $12,093
12/31/01       $14,340                $15,785                        $12,045
1/31/02        $14,569                $16,059                        $12,072
2/28/02        $14,750                $16,252                        $12,120
3/31/02        $14,471                $15,934                        $12,188
4/30/02        $14,736                $16,245                        $12,256
5/31/02        $14,822                $16,344                        $12,256
6/30/02        $14,952                $16,516                        $12,263
7/31/02        $15,120                $16,729                        $12,277
8/31/02        $15,290                $16,930                        $12,318
9/30/02        $15,630                $17,301                        $12,338
10/31/02       $15,306                $17,014                        $12,359
11/30/02       $15,248                $16,943                        $12,359
12/31/02       $15,582                $17,301                        $12,331
1/31/03        $15,512                $17,257                        $12,386
2/28/03        $15,700                $17,498                        $12,481
3/31/03        $15,725                $17,509                        $12,556
4/30/03        $15,836                $17,624                        $12,529
5/31/03        $16,201                $18,037                        $12,509
6/30/03        $16,141                $17,960                        $12,522
7/31/03        $15,524                $17,332                        $12,536
8/31/03        $15,645                $17,461                        $12,584
9/30/03        $16,039                $17,975                        $12,624
10/31/03       $15,982                $17,884                        $12,611
11/30/03       $16,169                $18,070                        $12,577
12/31/03       $16,326                $18,220                        $12,563
1/31/04        $16,440                $18,324                        $12,624
2/29/04        $16,680                $18,600                        $12,693



CLASS B (2/1/00-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               Franklin New Jersey    Lehman Brothers
Date           Tax-Free Income Fund   Municipal Bond Index 7         CPI 7
02/01/00       $10,000                $10,000                        $10,000
2/29/00        $10,144                $10,116                        $10,059
3/31/00        $10,368                $10,337                        $10,142
4/30/00        $10,298                $10,276                        $10,148
5/31/00        $10,223                $10,223                        $10,160
6/30/00        $10,496                $10,494                        $10,213
7/31/00        $10,642                $10,640                        $10,237
8/31/00        $10,807                $10,804                        $10,237
9/30/00        $10,733                $10,747                        $10,290
10/31/00       $10,863                $10,865                        $10,308
11/30/00       $10,942                $10,947                        $10,314
12/31/00       $11,201                $11,217                        $10,308
1/31/01        $11,254                $11,328                        $10,373
2/28/01        $11,343                $11,364                        $10,415
3/31/01        $11,426                $11,466                        $10,438
4/30/01        $11,303                $11,342                        $10,480
5/31/01        $11,423                $11,464                        $10,527
6/30/01        $11,511                $11,541                        $10,545
7/31/01        $11,684                $11,712                        $10,515
8/31/01        $11,833                $11,905                        $10,515
9/30/01        $11,762                $11,865                        $10,563
10/31/01       $11,898                $12,006                        $10,527
11/30/01       $11,788                $11,905                        $10,509
12/31/01       $11,680                $11,792                        $10,468
1/31/02        $11,861                $11,997                        $10,492
2/28/02        $12,002                $12,141                        $10,533
3/31/02        $11,770                $11,903                        $10,592
4/30/02        $11,979                $12,136                        $10,652
5/31/02        $12,052                $12,210                        $10,652
6/30/02        $12,142                $12,339                        $10,658
7/31/02        $12,282                $12,498                        $10,669
8/31/02        $12,404                $12,648                        $10,705
9/30/02        $12,674                $12,925                        $10,723
10/31/02       $12,416                $12,711                        $10,741
11/30/02       $12,364                $12,658                        $10,741
12/31/02       $12,628                $12,925                        $10,717
1/31/03        $12,564                $12,892                        $10,764
2/28/03        $12,710                $13,072                        $10,847
3/31/03        $12,724                $13,080                        $10,912
4/30/03        $12,808                $13,167                        $10,889
5/31/03        $13,095                $13,475                        $10,871
6/30/03        $13,041                $13,418                        $10,883
7/31/03        $12,539                $12,948                        $10,895
8/31/03        $12,631                $13,045                        $10,936
9/30/03        $12,942                $13,428                        $10,972
10/31/03       $12,888                $13,361                        $10,960
11/30/03       $13,044                $13,500                        $10,930
12/31/03       $13,154                $13,612                        $10,918
1/31/04        $13,239                $13,690                        $10,972
2/29/04        $13,227                $13,896                        $11,031



        Annual Report | Past performance does not guarantee future results. | 59

AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------
  Class C                          2/29/04
-------------------------------------------
  1-Year                            +4.72%
-------------------------------------------
  5-Year                            +4.93%
-------------------------------------------
  Since Inception (5/1/95)          +5.67%
-------------------------------------------


CLASS C (5/1/95-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               Franklin New Jersey    Lehman Brothers
Date           Tax-Free Income Fund   Municipal Bond Index 7         CPI 7
5/1/95         $10,000                $10,000                        $10,000
5/31/95        $10,273                $10,319                        $10,020
6/30/95        $10,209                $10,229                        $10,039
7/31/95        $10,271                $10,326                        $10,039
8/31/95        $10,374                $10,457                        $10,066
9/30/95        $10,442                $10,523                        $10,086
10/31/95       $10,584                $10,676                        $10,118
11/30/95       $10,738                $10,853                        $10,112
12/31/95       $10,834                $10,957                        $10,105
1/31/96        $10,888                $11,040                        $10,165
2/29/96        $10,804                $10,966                        $10,197
3/31/96        $10,680                $10,825                        $10,250
4/30/96        $10,660                $10,795                        $10,290
5/31/96        $10,670                $10,791                        $10,309
6/30/96        $10,778                $10,908                        $10,316
7/31/96        $10,863                $11,007                        $10,336
8/31/96        $10,833                $11,004                        $10,355
9/30/96        $10,982                $11,158                        $10,388
10/31/96       $11,077                $11,285                        $10,421
11/30/96       $11,243                $11,491                        $10,441
12/31/96       $11,202                $11,443                        $10,441
1/31/97        $11,202                $11,464                        $10,474
2/28/97        $11,298                $11,569                        $10,507
3/31/97        $11,191                $11,415                        $10,533
4/30/97        $11,274                $11,511                        $10,546
5/31/97        $11,393                $11,684                        $10,540
6/30/97        $11,491                $11,808                        $10,553
7/31/97        $11,764                $12,136                        $10,566
8/31/97        $11,672                $12,022                        $10,586
9/30/97        $11,788                $12,164                        $10,612
10/31/97       $11,857                $12,243                        $10,639
11/30/97       $11,931                $12,315                        $10,632
12/31/97       $12,090                $12,494                        $10,619
1/31/98        $12,178                $12,623                        $10,639
2/28/98        $12,184                $12,627                        $10,658
3/31/98        $12,203                $12,638                        $10,678
4/30/98        $12,156                $12,581                        $10,698
5/31/98        $12,325                $12,780                        $10,718
6/30/98        $12,370                $12,831                        $10,731
7/31/98        $12,391                $12,863                        $10,744
8/31/98        $12,554                $13,062                        $10,757
9/30/98        $12,671                $13,224                        $10,770
10/31/98       $12,700                $13,224                        $10,797
11/30/98       $12,716                $13,270                        $10,797
12/31/98       $12,751                $13,304                        $10,790
1/31/99        $12,851                $13,462                        $10,816
2/28/99        $12,802                $13,403                        $10,829
3/31/99        $12,834                $13,422                        $10,862
4/30/99        $12,859                $13,455                        $10,941
5/31/99        $12,796                $13,377                        $10,941
6/30/99        $12,635                $13,185                        $10,941
7/31/99        $12,669                $13,233                        $10,974
8/31/99        $12,493                $13,127                        $11,001
9/30/99        $12,441                $13,132                        $11,053
10/31/99       $12,281                $12,990                        $11,073
11/30/99       $12,378                $13,128                        $11,080
12/31/99       $12,252                $13,030                        $11,080
1/31/00        $12,156                $12,974                        $11,113
2/29/00        $12,326                $13,124                        $11,178
3/31/00        $12,610                $13,411                        $11,271
4/30/00        $12,514                $13,332                        $11,277
5/31/00        $12,423                $13,263                        $11,290
6/30/00        $12,743                $13,614                        $11,350
7/31/00        $12,920                $13,803                        $11,376
8/31/00        $13,109                $14,016                        $11,376
9/30/00        $13,030                $13,943                        $11,435
10/31/00       $13,176                $14,095                        $11,455
11/30/00       $13,271                $14,202                        $11,461
12/31/00       $13,586                $14,553                        $11,455
1/31/01        $13,649                $14,697                        $11,527
2/28/01        $13,756                $14,744                        $11,573
3/31/01        $13,844                $14,876                        $11,600
4/30/01        $13,708                $14,715                        $11,646
5/31/01        $13,854                $14,873                        $11,698
6/30/01        $13,962                $14,973                        $11,718
7/31/01        $14,171                $15,194                        $11,685
8/31/01        $14,352                $15,445                        $11,685
9/30/01        $14,266                $15,393                        $11,738
10/31/01       $14,417                $15,576                        $11,698
11/30/01       $14,296                $15,445                        $11,679
12/31/01       $14,153                $15,299                        $11,633
1/31/02        $14,384                $15,564                        $11,659
2/28/02        $14,555                $15,752                        $11,705
3/31/02        $14,276                $15,443                        $11,771
4/30/02        $14,516                $15,745                        $11,837
5/31/02        $14,604                $15,841                        $11,837
6/30/02        $14,725                $16,008                        $11,843
7/31/02        $14,882                $16,214                        $11,856
8/31/02        $15,042                $16,409                        $11,896
9/30/02        $15,367                $16,768                        $11,916
10/31/02       $15,044                $16,490                        $11,935
11/30/02       $14,981                $16,422                        $11,935
12/31/02       $15,300                $16,768                        $11,909
1/31/03        $15,225                $16,726                        $11,962
2/28/03        $15,402                $16,960                        $12,054
3/31/03        $15,419                $16,970                        $12,126
4/30/03        $15,521                $17,082                        $12,100
5/31/03        $15,881                $17,482                        $12,080
6/30/03        $15,803                $17,407                        $12,093
7/31/03        $15,195                $16,798                        $12,107
8/31/03        $15,305                $16,924                        $12,153
9/30/03        $15,680                $17,421                        $12,192
10/31/03       $15,630                $17,333                        $12,179
11/30/03       $15,805                $17,514                        $12,146
12/31/03       $15,938                $17,659                        $12,133
1/31/04        $16,056                $17,760                        $12,192
2/29/04        $16,283                $18,028                        $12,258


ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to no initial sales charge, but subject to 1% CDSC for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/04.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and New Jersey state personal income tax bracket of 39.14%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.



60 | Past performance does not guarantee future results. | Annual Report

Franklin Oregon Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Oregon Tax-Free Income Fund seeks to provide high, current income exempt from federal and Oregon state personal income taxes through a portfolio consisting mainly of Oregon municipal bonds. 1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

AAA ................................... 47.0%
AA .................................... 29.9%
A ..................................... 12.4%
BBB ...................................  8.2%
Below Investment Grade ................  2.5%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Oregon Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.69 on February 28, 2003, to $11.95 on February 29, 2004. The Fund's Class A shares paid dividends totaling 52.41 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 64 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.25%, based on an annualization of the current 4.42 cent ($0.0442) per share dividend and the maximum offering price of $12.48 on



1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 158.


                                                              Annual Report | 61

DIVIDEND DISTRIBUTIONS*
Franklin Oregon Tax-Free Income Fund
3/1/03-2/29/04

-------------------------------------------------------------------
                                           DIVIDEND PER SHARE
                                    -------------------------------
   MONTH                             CLASS A           CLASS C
-------------------------------------------------------------------
   March                             4.45 cents        3.94 cents
-------------------------------------------------------------------
   April                             4.45 cents        3.94 cents
-------------------------------------------------------------------
   May                               4.45 cents        3.94 cents
-------------------------------------------------------------------
   June                              4.34 cents        3.77 cents
-------------------------------------------------------------------
   July                              4.34 cents        3.77 cents
-------------------------------------------------------------------
   August                            4.34 cents        3.75 cents
-------------------------------------------------------------------
   September                         4.34 cents        3.75 cents
-------------------------------------------------------------------
   October                           4.34 cents        3.75 cents
-------------------------------------------------------------------
   November                          4.34 cents        3.75 cents
-------------------------------------------------------------------
   December                          4.34 cents        3.82 cents
-------------------------------------------------------------------
   January                           4.34 cents        3.82 cents
-------------------------------------------------------------------
   February                          4.34 cents        3.82 cents
-------------------------------------------------------------------
   TOTAL                            52.41 CENTS       45.82 CENTS
-------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.



February 29, 2004. An investor in the 2004 maximum combined federal and Oregon state personal income tax bracket of 40.85% would need to earn a distribution rate of 7.19% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the 12 months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


STATE UPDATE

Oregon has experienced a dramatic fall-off in state tax revenue collections since fiscal year 2000, which was reflected in the state's economic underperformance the past two years. The state's economic downturn preceded the national slowdown largely due to Oregon's exposure to high technology, an industry that began to weaken nationally in the latter part of 2000. The slowdown resulted in significant job losses in the high-technology manufacturing and trade sectors, and significantly weakened growth in the services sector, which posted minimal growth in



62 | Annual Report

2003 after experiencing more than a 4% annual growth rate throughout the previous decade. 3 The state's unemployment ended the period at 7.1%, above the 5.6% national rate. 4

As constitutionally required, Oregon's legislature passed a balanced budget for the 2003-2005 biennium. Expenditure controls that eliminated positions and froze salaries, and revenue enhancements that transferred other funds to the general fund and increased taxes $800 million, including an income tax surcharge and an increase in the corporate minimum tax, helped balance the budget. However, in February 2004 voters repealed these tax law changes, creating uncertainty. General fund revenues declined 7.5% in the 2001-2003 biennium over prior bienniums. 3 The state did not have significant reserve fund balances to offset its weak revenue performance due to the "2% kicker" requiring rebates to taxpayers whenever revenue growth is more than 2% above budget levels. This provision makes it difficult for the state to apply any benefit of economic growth toward building budgetary cushions. In 2003, voters approved two measures that could positively impact the state's long-term fiscal health: an increase in the state's cigarette tax and the creation of a rainy day fund.

According to independent credit rating agency Moody's Investors Service, Oregon's credit outlook is stable, reflecting the state's financial controls that compensate for low budget reserves, a rising but still low debt burden, and the creation of a rainy day fund that is expected to have a positive effect on the state's long-term fiscal health. Such strengths are tempered by a relatively weak economy that has been disproportionately hurt by the high-technology sector's underperformance and a meaningful degree of fiscal constraint and uncertainty associated with voter initiative activity.


MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



PORTFOLIO BREAKDOWN
Franklin Oregon Tax-Free Income Fund
2/29/04

------------------------------------------------------
                                           % OF TOTAL
                                LONG-TERM INVESTMENTS
------------------------------------------------------
  General Obligation                            28.3%
------------------------------------------------------
  Transportation                                14.3%
------------------------------------------------------
  Prerefunded                                    9.6%
------------------------------------------------------
  Higher Education                               9.1%
------------------------------------------------------
  Hospital & Health Care                         8.7%
------------------------------------------------------
  Housing                                        8.5%
------------------------------------------------------
  Utilities                                      7.5%
------------------------------------------------------
  Other Revenue                                  4.8%
------------------------------------------------------
  Corporate-Backed                               4.0%
------------------------------------------------------
  Subject to Government Appropriations           4.0%
------------------------------------------------------
  Tax-Supported                                  1.2%
------------------------------------------------------


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

3. Source: Moody's Investors Service, "New Issue: Oregon (State of)," 1/26/04.
4. Source: Bureau of Labor Statistics.

                                                              Annual Report | 63

Performance Summary as of 2/29/04

FRANKLIN OREGON TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
----------------------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.26            $11.95           $11.69
----------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
----------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5241
----------------------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.27            $12.06           $11.79
----------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
----------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4582
----------------------------------------------------------------------------------------------------------------------


PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
  CLASS A                                                                 1-YEAR           5-YEAR       10-YEAR
----------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +6.87%          +28.89%       +70.64%
----------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +2.31%           +4.29%        +5.03%
----------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +2.30%           +4.24%        +5.41%
----------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                                 4.25%
----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5              7.19%
----------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                         3.51%
----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                          5.93%
----------------------------------------------------------------------------------------------------------------------
  CLASS C                                                                 1-YEAR           5-YEAR  INCEPTION (5/1/95)
----------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +6.30%          +25.46%       +59.43%
----------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +5.30%           +4.64%        +5.42%
----------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +5.40%           +4.59%        +5.36%
----------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                                 3.86%
----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5              6.53%
----------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                         3.16%
----------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                          5.34%
----------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



64 | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


CLASS A (3/1/94-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Franklin Oregon           Lehman Brothers
Date        Tax-Free Income Fund      Municipal Bond Index 7  CPI 7
3/1/94       $9,574                   $10,000                 $10,000
3/31/94      $9,235                    $9,593                 $10,034
4/30/94      $9,258                    $9,674                 $10,048
5/31/94      $9,317                    $9,758                 $10,055
6/30/94      $9,268                    $9,698                 $10,089
7/31/94      $9,418                    $9,876                 $10,116
8/31/94      $9,454                    $9,910                 $10,157
9/30/94      $9,330                    $9,765                 $10,184
10/31/94     $9,154                    $9,592                 $10,191
11/30/94     $8,965                    $9,418                 $10,204
12/31/94     $9,197                    $9,625                 $10,204
1/31/95      $9,457                    $9,900                 $10,245
2/28/95      $9,706                   $10,188                 $10,286
3/31/95      $9,799                   $10,305                 $10,320
4/30/95      $9,814                   $10,318                 $10,354
5/31/95     $10,063                   $10,647                 $10,375
6/30/95      $9,987                   $10,554                 $10,395
7/31/95     $10,052                   $10,654                 $10,395
8/31/95     $10,177                   $10,789                 $10,423
9/30/95     $10,230                   $10,857                 $10,443
10/31/95    $10,367                   $11,015                 $10,477
11/30/95    $10,514                   $11,198                 $10,470
12/31/95    $10,585                   $11,305                 $10,464
1/31/96     $10,652                   $11,391                 $10,525
2/29/96     $10,599                   $11,314                 $10,559
3/31/96     $10,490                   $11,169                 $10,613
4/30/96     $10,492                   $11,138                 $10,654
5/31/96     $10,505                   $11,133                 $10,675
6/30/96     $10,616                   $11,255                 $10,682
7/31/96     $10,684                   $11,357                 $10,702
8/31/96     $10,693                   $11,354                 $10,723
9/30/96     $10,817                   $11,513                 $10,757
10/31/96    $10,907                   $11,643                 $10,791
11/30/96    $11,049                   $11,856                 $10,811
12/31/96    $11,042                   $11,806                 $10,811
1/31/97     $11,056                   $11,828                 $10,845
2/28/97     $11,143                   $11,937                 $10,879
3/31/97     $11,059                   $11,778                 $10,907
4/30/97     $11,136                   $11,876                 $10,920
5/31/97     $11,258                   $12,055                 $10,913
6/30/97     $11,348                   $12,184                 $10,927
7/31/97     $11,593                   $12,521                 $10,941
8/31/97     $11,554                   $12,404                 $10,961
9/30/97     $11,665                   $12,551                 $10,988
10/31/97    $11,730                   $12,632                 $11,016
11/30/97    $11,809                   $12,706                 $11,009
12/31/97    $11,953                   $12,891                 $10,995
1/31/98     $12,046                   $13,024                 $11,016
2/28/98     $12,058                   $13,028                 $11,036
3/31/98     $12,064                   $13,040                 $11,057
4/30/98     $12,052                   $12,981                 $11,077
5/31/98     $12,197                   $13,186                 $11,097
6/30/98     $12,238                   $13,238                 $11,111
7/31/98     $12,266                   $13,271                 $11,125
8/31/98     $12,424                   $13,476                 $11,138
9/30/98     $12,547                   $13,644                 $11,152
10/31/98    $12,520                   $13,644                 $11,179
11/30/98    $12,574                   $13,692                 $11,179
12/31/98    $12,603                   $13,726                 $11,172
1/31/99     $12,720                   $13,890                 $11,200
2/28/99     $12,675                   $13,829                 $11,213
3/31/99     $12,713                   $13,848                 $11,247
4/30/99     $12,732                   $13,883                 $11,329
5/31/99     $12,662                   $13,802                 $11,329
6/30/99     $12,469                   $13,604                 $11,329
7/31/99     $12,507                   $13,653                 $11,363
8/31/99     $12,345                   $13,544                 $11,391
9/30/99     $12,319                   $13,549                 $11,445
10/31/99    $12,117                   $13,403                 $11,466
11/30/99    $12,242                   $13,545                 $11,472
12/31/99    $12,118                   $13,444                 $11,472
1/31/00     $12,048                   $13,386                 $11,506
2/29/00     $12,201                   $13,541                 $11,575
3/31/00     $12,480                   $13,837                 $11,670
4/30/00     $12,398                   $13,755                 $11,677
5/31/00     $12,322                   $13,684                 $11,691
6/30/00     $12,651                   $14,046                 $11,752
7/31/00     $12,824                   $14,242                 $11,779
8/31/00     $13,031                   $14,461                 $11,779
9/30/00     $12,944                   $14,386                 $11,840
10/31/00    $13,073                   $14,543                 $11,861
11/30/00    $13,151                   $14,653                 $11,868
12/31/00    $13,451                   $15,015                 $11,861
1/31/01     $13,521                   $15,164                 $11,936
2/28/01     $13,575                   $15,212                 $11,984
3/31/01     $13,683                   $15,348                 $12,011
4/30/01     $13,539                   $15,182                 $12,059
5/31/01     $13,669                   $15,345                 $12,113
6/30/01     $13,773                   $15,448                 $12,134
7/31/01     $13,993                   $15,677                 $12,100
8/31/01     $14,209                   $15,935                 $12,100
9/30/01     $14,115                   $15,882                 $12,154
10/31/01    $14,288                   $16,071                 $12,113
11/30/01    $14,170                   $15,936                 $12,093
12/31/01    $14,015                   $15,785                 $12,045
1/31/02     $14,219                   $16,059                 $12,072
2/28/02     $14,385                   $16,252                 $12,120
3/31/02     $14,140                   $15,934                 $12,188
4/30/02     $14,391                   $16,245                 $12,256
5/31/02     $14,460                   $16,344                 $12,256
6/30/02     $14,588                   $16,516                 $12,263
7/31/02     $14,753                   $16,729                 $12,277
8/31/02     $14,896                   $16,930                 $12,318
9/30/02     $15,209                   $17,301                 $12,338
10/31/02    $14,896                   $17,014                 $12,359
11/30/02    $14,848                   $16,943                 $12,359
12/31/02    $15,156                   $17,301                 $12,331
1/31/03     $15,096                   $17,257                 $12,386
2/28/03     $15,296                   $17,498                 $12,481
3/31/03     $15,293                   $17,509                 $12,556
4/30/03     $15,401                   $17,624                 $12,529
5/31/03     $15,803                   $18,037                 $12,509
6/30/03     $15,768                   $17,960                 $12,522
7/31/03     $15,215                   $17,332                 $12,536
8/31/03     $15,323                   $17,461                 $12,584
9/30/03     $15,717                   $17,975                 $12,624
10/31/03    $15,659                   $17,884                 $12,611
11/30/03    $15,847                   $18,070                 $12,577
12/31/03    $15,989                   $18,220                 $12,563
1/31/04     $16,090                   $18,324                 $12,624
2/29/04     $16,338                   $18,600                 $12,693



CLASS C (5/1/95-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Franklin Oregon           Lehman Brothers
Date        Tax-Free Income Fund      Municipal Bond Index 7  CPI 7
5/1/95      $10,000                   $10,000                 $10,000
5/31/95     $10,273                   $10,319                 $10,020
6/30/95     $10,190                   $10,229                 $10,039
7/31/95     $10,250                   $10,326                 $10,039
8/31/95     $10,380                   $10,457                 $10,066
9/30/95     $10,429                   $10,523                 $10,086
10/31/95    $10,562                   $10,676                 $10,118
11/30/95    $10,706                   $10,853                 $10,112
12/31/95    $10,782                   $10,957                 $10,105
1/31/96     $10,845                   $11,040                 $10,165
2/29/96     $10,789                   $10,966                 $10,197
3/31/96     $10,674                   $10,825                 $10,250
4/30/96     $10,661                   $10,795                 $10,290
5/31/96     $10,679                   $10,791                 $10,309
6/30/96     $10,786                   $10,908                 $10,316
7/31/96     $10,850                   $11,007                 $10,336
8/31/96     $10,855                   $11,004                 $10,355
9/30/96     $10,975                   $11,158                 $10,388
10/31/96    $11,061                   $11,285                 $10,421
11/30/96    $11,209                   $11,491                 $10,441
12/31/96    $11,188                   $11,443                 $10,441
1/31/97     $11,206                   $11,464                 $10,474
2/28/97     $11,287                   $11,569                 $10,507
3/31/97     $11,197                   $11,415                 $10,533
4/30/97     $11,269                   $11,511                 $10,546
5/31/97     $11,386                   $11,684                 $10,540
6/30/97     $11,472                   $11,808                 $10,553
7/31/97     $11,714                   $12,136                 $10,566
8/31/97     $11,679                   $12,022                 $10,586
9/30/97     $11,785                   $12,164                 $10,612
10/31/97    $11,845                   $12,243                 $10,639
11/30/97    $11,909                   $12,315                 $10,632
12/31/97    $12,058                   $12,494                 $10,619
1/31/98     $12,146                   $12,623                 $10,639
2/28/98     $12,152                   $12,627                 $10,658
3/31/98     $12,152                   $12,638                 $10,678
4/30/98     $12,125                   $12,581                 $10,698
5/31/98     $12,274                   $12,780                 $10,718
6/30/98     $12,310                   $12,831                 $10,731
7/31/98     $12,331                   $12,863                 $10,744
8/31/98     $12,484                   $13,062                 $10,757
9/30/98     $12,601                   $13,224                 $10,770
10/31/98    $12,567                   $13,224                 $10,797
11/30/98    $12,615                   $13,270                 $10,797
12/31/98    $12,639                   $13,304                 $10,790
1/31/99     $12,750                   $13,462                 $10,816
2/28/99     $12,710                   $13,403                 $10,829
3/31/99     $12,731                   $13,422                 $10,862
4/30/99     $12,754                   $13,455                 $10,941
5/31/99     $12,667                   $13,377                 $10,941
6/30/99     $12,478                   $13,185                 $10,941
7/31/99     $12,501                   $13,233                 $10,974
8/31/99     $12,343                   $13,127                 $11,001
9/30/99     $12,300                   $13,132                 $11,053
10/31/99    $12,104                   $12,990                 $11,073
11/30/99    $12,211                   $13,128                 $11,080
12/31/99    $12,094                   $13,030                 $11,080
1/31/00     $12,008                   $12,974                 $11,113
2/29/00     $12,154                   $13,124                 $11,178
3/31/00     $12,436                   $13,411                 $11,271
4/30/00     $12,349                   $13,332                 $11,277
5/31/00     $12,268                   $13,263                 $11,290
6/30/00     $12,576                   $13,614                 $11,350
7/31/00     $12,752                   $13,803                 $11,376
8/31/00     $12,949                   $14,016                 $11,376
9/30/00     $12,857                   $13,943                 $11,435
10/31/00    $12,978                   $14,095                 $11,455
11/30/00    $13,050                   $14,202                 $11,461
12/31/00    $13,339                   $14,553                 $11,455
1/31/01     $13,402                   $14,697                 $11,527
2/28/01     $13,438                   $14,744                 $11,573
3/31/01     $13,561                   $14,876                 $11,600
4/30/01     $13,411                   $14,715                 $11,646
5/31/01     $13,532                   $14,873                 $11,698
6/30/01     $13,616                   $14,973                 $11,718
7/31/01     $13,838                   $15,194                 $11,685
8/31/01     $14,043                   $15,445                 $11,685
9/30/01     $13,933                   $15,393                 $11,738
10/31/01    $14,096                   $15,576                 $11,698
11/30/01    $13,975                   $15,445                 $11,679
12/31/01    $13,817                   $15,299                 $11,633
1/31/02     $14,009                   $15,564                 $11,659
2/28/02     $14,179                   $15,752                 $11,705
3/31/02     $13,933                   $15,443                 $11,771
4/30/02     $14,170                   $15,745                 $11,837
5/31/02     $14,231                   $15,841                 $11,837
6/30/02     $14,351                   $16,008                 $11,843
7/31/02     $14,517                   $16,214                 $11,856
8/31/02     $14,639                   $16,409                 $11,896
9/30/02     $14,938                   $16,768                 $11,916
10/31/02    $14,626                   $16,490                 $11,935
11/30/02    $14,573                   $16,422                 $11,935
12/31/02    $14,877                   $16,768                 $11,909
1/31/03     $14,814                   $16,726                 $11,962
2/28/03     $15,002                   $16,960                 $12,054
3/31/03     $14,979                   $16,970                 $12,126
4/30/03     $15,091                   $17,082                 $12,100
5/31/03     $15,475                   $17,482                 $12,080
6/30/03     $15,433                   $17,407                 $12,093
7/31/03     $14,888                   $16,798                 $12,107
8/31/03     $14,973                   $16,924                 $12,153
9/30/03     $15,347                   $17,421                 $12,192
10/31/03    $15,295                   $17,333                 $12,179
11/30/03    $15,470                   $17,514                 $12,146
12/31/03    $15,615                   $17,659                 $12,133
1/31/04     $15,692                   $17,760                 $12,192
2/29/04     $15,943                   $18,028                 $12,258


        Annual Report | Past performance does not guarantee future results. | 65

ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to no initial sales charge, but subject to 1% contingent deferred sales charge for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/04.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Oregon state personal income tax bracket of 40.85%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.



66 | Past performance does not guarantee future results. | Annual Report

Franklin Pennsylvania Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Pennsylvania Tax-Free Income Fund seeks to provide high, current income exempt from federal and Pennsylvania state personal income taxes through a portfolio consisting mainly of Pennsylvania municipal bonds. 1



--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

AAA ................  76.1%
AA .................   5.4%
A ..................   9.2%
BBB ................   9.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.
--------------------------------------------------------------------------------


We are pleased to bring you Franklin Pennsylvania Tax-Free Income Fund's annual report covering the fiscal year ended February 29, 2004.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $10.51 on February 28, 2003, to $10.62 on February 29, 2004. The Fund's Class A shares paid dividends totaling 47.19 cents per share for the Fund's fiscal year. 2 The Performance Summary beginning on page 70 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.13%, based on an annualization of the current 3.82 cent ($0.0382) per share dividend and the maximum offering price of $11.09 on February 29, 2004. An investor in the 2004 maximum combined federal and



1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 166.


                                                              Annual Report | 67

DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund
3/1/03-2/29/04

-----------------------------------------------------------------------------
                                             DIVIDEND PER SHARE
                              -----------------------------------------------
   MONTH                        CLASS A           CLASS B           CLASS C
-----------------------------------------------------------------------------
   March                       4.10 cents        3.61 cents        3.66 cents
-----------------------------------------------------------------------------
   April                       4.10 cents        3.61 cents        3.66 cents
-----------------------------------------------------------------------------
   May                         4.10 cents        3.61 cents        3.66 cents
-----------------------------------------------------------------------------
   June                        3.90 cents        3.41 cents        3.37 cents
-----------------------------------------------------------------------------
   July                        3.90 cents        3.41 cents        3.37 cents
-----------------------------------------------------------------------------
   August                      3.87 cents        3.37 cents        3.33 cents
-----------------------------------------------------------------------------
   September                   3.87 cents        3.37 cents        3.33 cents
-----------------------------------------------------------------------------
   October                     3.87 cents        3.37 cents        3.33 cents
-----------------------------------------------------------------------------
   November                    3.87 cents        3.37 cents        3.33 cents
-----------------------------------------------------------------------------
   December                    3.87 cents        3.41 cents        3.42 cents
-----------------------------------------------------------------------------
   January                     3.87 cents        3.41 cents        3.42 cents
-----------------------------------------------------------------------------
   February                    3.87 cents        3.41 cents        3.42 cents
-----------------------------------------------------------------------------
   TOTAL                      47.19 CENTS       41.36 CENTS       41.30 CENTS
-----------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


Pennsylvania state personal income tax bracket of 36.82% would need to earn a distribution rate of 6.54% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the 12 months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline, as shown in the dividend distributions table.


COMMONWEALTH UPDATE

Pennsylvania, along with the nation, experienced the effects of the recent recession and ensuing modest recovery. Slower economic activity, reduced corporate and personal spending, and a severe stock market decline, which virtually eliminated capital gains, affected the commonwealth's revenue stream in fiscal years 2002 and 2003. Although the number of manufacturing sector jobs declined, the commonwealth's ongoing transformation from a heavy industry-based economy to a more



68 | Annual Report
balanced one lessened the severity of this downturn more than in prior recessions. In addition, Pennsylvania's unemployment rate was held in check over the past year primarily due to labor force declines, which also has implications for future revenue.

Over fiscal years 2002 and 2003, Governor Rendell's administration took steps to address significant revenue shortfalls. Such steps included using reserves, other one-time revenue sources and appropriation lapses to plug budgetary gaps and mitigate operating deficits. The reliance on non-recurring measures to address the budget imbalance led to significant structural imbalance as the commonwealth began to craft its fiscal year 2004 budget, which called for expenditure reductions and substantial revenue enhancements that rely on recurring revenue and can increase education funding. However, discord between the governor and the legislature resulted in the 2004 budget being enacted in two parts, approximately half in March 2003 and half in late December, almost six months into the fiscal year. The final 2004 budget reflected improving revenue forecasts and contained expenditure reductions, as well as revenue enhancements that included a personal income tax rate increase, an extension of the gross receipts tax to cellular and interstate calls, and higher cigarette taxes.

According to independent credit rating agency Standard & Poor's, Pennsylvania's credit outlook is stable, reflecting a currently low debt burden; a responsive financial management team; a diverse economic base that has experienced an uneven recovery, particularly with respect to job creation; wealth levels nearly on a par with the nation's; personal incomes that continued to grow modestly through the recent economic downturn; and a significant reduction of available reserves to meet revenue shortfalls over the past several years.


MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



PORTFOLIO BREAKDOWN
Franklin Pennsylvania
Tax-Free Income Fund
2/29/04

------------------------------------------------------
                                           % OF TOTAL
                                LONG-TERM INVESTMENTS
------------------------------------------------------
  General Obligation                            22.6%
------------------------------------------------------
  Hospital & Health Care                        17.6%
------------------------------------------------------
  Transportation                                14.7%
------------------------------------------------------
  Prerefunded                                   11.5%
------------------------------------------------------
  Higher Education                               8.5%
------------------------------------------------------
  Subject to Government Appropriations           8.5%
------------------------------------------------------
  Utilities                                      6.9%
------------------------------------------------------
  Housing                                        4.4%
------------------------------------------------------
  Corporate-Backed                               3.6%
------------------------------------------------------
  Other Revenue                                  1.6%
------------------------------------------------------
  Tax-Supported                                  0.1%
------------------------------------------------------



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 69

Performance Summary as of 2/29/04

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/29/04          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.11            $10.62           $10.51
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4719
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           2/29/04          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.11            $10.65           $10.54
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4136
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/29/04          2/28/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.11            $10.69           $10.58
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/03-2/29/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4130
--------------------------------------------------------------------------------------------------



70 | Past performance does not guarantee future results. | Annual Report

PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
  CLASS A                                                                 1-YEAR           5-YEAR       10-YEAR
---------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +5.66%          +29.71%       +74.88%
---------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +1.13%           +4.42%        +5.29%
---------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +0.80%           +4.30%        +5.55%
---------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               4.13%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            6.54%
---------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       3.28%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        5.19%
---------------------------------------------------------------------------------------------------------------------
  CLASS B                                                                 1-YEAR           3-YEAR  INCEPTION (2/1/00)
---------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +5.06%          +19.43%       +34.52%
---------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +1.06%           +5.20%        +7.15%
---------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +0.74%           +4.73%        +6.91%
---------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               3.75%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            5.94%
---------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       2.86%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        4.53%
---------------------------------------------------------------------------------------------------------------------
  CLASS C                                                                 1-YEAR          5-YEAR  INCEPTION (5/1/95)
---------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +5.04%          +26.24%       +61.63%
---------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                           +4.04%           +4.77%        +5.59%
---------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 3                                      +3.61%           +4.64%        +5.48%
---------------------------------------------------------------------------------------------------------------------
     Distribution Rate 4                               3.75%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5            5.93%
---------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                       2.87%
---------------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5                        4.54%
---------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



        Annual Report | Past performance does not guarantee future results. | 71

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.



AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------
  Class A                          2/29/04
-------------------------------------------
  1-Year                            +1.13%
-------------------------------------------
  5-Year                            +4.42%
-------------------------------------------
  10-Year                           +5.29%
-------------------------------------------



CLASS A (3/1/94-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Franklin Pennsylvania      Lehman Brothers
Date       Tax-Free Income Fund       Municipal Bond Index 7       CPI 7
3/1/94      $9,574                    $10,000                      $10,000
3/31/94     $9,308                     $9,593                      $10,034
4/30/94     $9,317                     $9,674                      $10,048
5/31/94     $9,385                     $9,758                      $10,055
6/30/94     $9,365                     $9,698                      $10,089
7/31/94     $9,503                     $9,876                      $10,116
8/31/94     $9,534                     $9,910                      $10,157
9/30/94     $9,443                     $9,765                      $10,184
10/31/94    $9,322                     $9,592                      $10,191
11/30/94    $9,151                     $9,418                      $10,204
12/31/94    $9,342                     $9,625                      $10,204
1/31/95     $9,565                     $9,900                      $10,245
2/28/95     $9,791                    $10,188                      $10,286
3/31/95     $9,885                    $10,305                      $10,320
4/30/95     $9,903                    $10,318                      $10,354
5/31/95    $10,140                    $10,647                      $10,375
6/30/95    $10,105                    $10,554                      $10,395
7/31/95    $10,166                    $10,654                      $10,395
8/31/95    $10,256                    $10,789                      $10,423
9/30/95    $10,316                    $10,857                      $10,443
10/31/95   $10,432                    $11,015                      $10,477
11/30/95   $10,582                    $11,198                      $10,470
12/31/95   $10,682                    $11,305                      $10,464
1/31/96    $10,736                    $11,391                      $10,525
2/29/96    $10,687                    $11,314                      $10,559
3/31/96    $10,595                    $11,169                      $10,613
4/30/96    $10,586                    $11,138                      $10,654
5/31/96    $10,612                    $11,133                      $10,675
6/30/96    $10,713                    $11,255                      $10,682
7/31/96    $10,788                    $11,357                      $10,702
8/31/96    $10,788                    $11,354                      $10,723
9/30/96    $10,927                    $11,513                      $10,757
10/31/96   $11,022                    $11,643                      $10,791
11/30/96   $11,169                    $11,856                      $10,811
12/31/96   $11,162                    $11,806                      $10,811
1/31/97    $11,193                    $11,828                      $10,845
2/28/97    $11,278                    $11,937                      $10,879
3/31/97    $11,171                    $11,778                      $10,907
4/30/97    $11,266                    $11,876                      $10,920
5/31/97    $11,401                    $12,055                      $10,913
6/30/97    $11,514                    $12,184                      $10,927
7/31/97    $11,779                    $12,521                      $10,941
8/31/97    $11,697                    $12,404                      $10,961
9/30/97    $11,819                    $12,551                      $10,988
10/31/97   $11,899                    $12,632                      $11,016
11/30/97   $11,984                    $12,706                      $11,009
12/31/97   $12,161                    $12,891                      $10,995
1/31/98    $12,286                    $13,024                      $11,016
2/28/98    $12,284                    $13,028                      $11,036
3/31/98    $12,295                    $13,040                      $11,057
4/30/98    $12,277                    $12,981                      $11,077
5/31/98    $12,412                    $13,186                      $11,097
6/30/98    $12,477                    $13,238                      $11,111
7/31/98    $12,502                    $13,271                      $11,125
8/31/98    $12,642                    $13,476                      $11,138
9/30/98    $12,778                    $13,644                      $11,152
10/31/98   $12,752                    $13,644                      $11,179
11/30/98   $12,808                    $13,692                      $11,179
12/31/98   $12,829                    $13,726                      $11,172
1/31/99    $12,944                    $13,890                      $11,200
2/28/99    $12,912                    $13,829                      $11,213
3/31/99    $12,938                    $13,848                      $11,247
4/30/99    $12,979                    $13,883                      $11,329
5/31/99    $12,892                    $13,802                      $11,329
6/30/99    $12,739                    $13,604                      $11,329
7/31/99    $12,765                    $13,653                      $11,363
8/31/99    $12,575                    $13,544                      $11,391
9/30/99    $12,541                    $13,549                      $11,445
10/31/99   $12,302                    $13,403                      $11,466
11/30/99   $12,440                    $13,545                      $11,472
12/31/99   $12,305                    $13,444                      $11,472
1/31/00    $12,207                    $13,386                      $11,506
2/29/00    $12,364                    $13,541                      $11,575
3/31/00    $12,666                    $13,837                      $11,670
4/30/00    $12,591                    $13,755                      $11,677
5/31/00    $12,538                    $13,684                      $11,691
6/30/00    $12,858                    $14,046                      $11,752
7/31/00    $13,034                    $14,242                      $11,779
8/31/00    $13,252                    $14,461                      $11,779
9/30/00    $13,200                    $14,386                      $11,840
10/31/00   $13,316                    $14,543                      $11,861
11/30/00   $13,374                    $14,653                      $11,868
12/31/00   $13,644                    $15,015                      $11,861
1/31/01    $13,760                    $15,164                      $11,936
2/28/01    $13,815                    $15,212                      $11,984
3/31/01    $13,960                    $15,348                      $12,011
4/30/01    $13,803                    $15,182                      $12,059
5/31/01    $13,948                    $15,345                      $12,113
6/30/01    $14,046                    $15,448                      $12,134
7/31/01    $14,281                    $15,677                      $12,100
8/31/01    $14,511                    $15,935                      $12,100
9/30/01    $14,466                    $15,882                      $12,154
10/31/01   $14,630                    $16,071                      $12,113
11/30/01   $14,547                    $15,936                      $12,093
12/31/01   $14,383                    $15,785                      $12,045
1/31/02    $14,629                    $16,059                      $12,072
2/28/02    $14,785                    $16,252                      $12,120
3/31/02    $14,500                    $15,934                      $12,188
4/30/02    $14,742                    $16,245                      $12,256
5/31/02    $14,833                    $16,344                      $12,256
6/30/02    $14,991                    $16,516                      $12,263
7/31/02    $15,175                    $16,729                      $12,277
8/31/02    $15,337                    $16,930                      $12,318
9/30/02    $15,652                    $17,301                      $12,338
10/31/02   $15,420                    $17,014                      $12,359
11/30/02   $15,374                    $16,943                      $12,359
12/31/02   $15,678                    $17,301                      $12,331
1/31/03    $15,666                    $17,257                      $12,386
2/28/03    $15,857                    $17,498                      $12,481
3/31/03    $15,865                    $17,509                      $12,556
4/30/03    $16,003                    $17,624                      $12,529
5/31/03    $16,350                    $18,037                      $12,509
6/30/03    $16,304                    $17,960                      $12,522
7/31/03    $15,721                    $17,332                      $12,536
8/31/03    $15,837                    $17,461                      $12,584
9/30/03    $16,211                    $17,975                      $12,624
10/31/03   $16,149                    $17,884                      $12,611
11/30/03   $16,311                    $18,070                      $12,577
12/31/03   $16,425                    $18,220                      $12,563
1/31/04    $16,531                    $18,324                      $12,624
2/29/04    $16,743                    $18,600                      $12,693



AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------
  Class B                          2/29/04
-------------------------------------------
  1-Year                            +1.06%
-------------------------------------------
  3-Year                            +5.20%
-------------------------------------------
  Since Inception (2/1/00)          +7.15%
-------------------------------------------


CLASS B (2/1/00-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Franklin Pennsylvania      Lehman Brothers
Date       Tax-Free Income Fund       Municipal Bond Index 7       CPI 7
02/01/2000          $10,000           $10,000         $10,000
2/29/00             $10,127           $10,116         $10,059
3/31/00             $10,370           $10,337         $10,142
4/30/00             $10,315           $10,276         $10,148
5/31/00             $10,255           $10,223         $10,160
6/30/00             $10,512           $10,494         $10,213
7/31/00             $10,662           $10,640         $10,237
8/31/00             $10,835           $10,804         $10,237
9/30/00             $10,787           $10,747         $10,290
10/31/00            $10,877           $10,865         $10,308
11/30/00            $10,919           $10,947         $10,314
12/31/00            $11,135           $11,217         $10,308
1/31/01             $11,225           $11,328         $10,373
2/28/01             $11,265           $11,364         $10,415
3/31/01             $11,377           $11,466         $10,438
4/30/01             $11,244           $11,342         $10,480
5/31/01             $11,357           $11,464         $10,527
6/30/01             $11,442           $11,541         $10,545
7/31/01             $11,627           $11,712         $10,515
8/31/01             $11,809           $11,905         $10,515
9/30/01             $11,767           $11,865         $10,563
10/31/01            $11,895           $12,006         $10,527
11/30/01            $11,823           $11,905         $10,509
12/31/01            $11,683           $11,792         $10,468
1/31/02             $11,877           $11,997         $10,492
2/28/02             $11,998           $12,141         $10,533
3/31/02             $11,762           $11,903         $10,592
4/30/02             $11,951           $12,136         $10,652
5/31/02             $12,020           $12,210         $10,652
6/30/02             $12,141           $12,339         $10,658
7/31/02             $12,284           $12,498         $10,669
8/31/02             $12,410           $12,648         $10,705
9/30/02             $12,658           $12,925         $10,723
10/31/02            $12,477           $12,711         $10,741
11/30/02            $12,434           $12,658         $10,741
12/31/02            $12,674           $12,925         $10,717
1/31/03             $12,646           $12,892         $10,764
2/28/03             $12,807           $13,072         $10,847
3/31/03             $12,807           $13,080         $10,912
4/30/03             $12,899           $13,167         $10,889
5/31/03             $13,186           $13,475         $10,871
6/30/03             $13,142           $13,418         $10,883
7/31/03             $12,668           $12,948         $10,895
8/31/03             $12,755           $13,045         $10,936
9/30/03             $13,048           $13,428         $10,972
10/31/03            $12,992           $13,361         $10,960
11/30/03            $13,117           $13,500         $10,930
12/31/03            $13,202           $13,612         $10,918
1/31/04             $13,282           $13,690         $10,972
2/29/04             $13,252           $13,896         $11,031



72 | Past performance does not guarantee future results. | Annual Report

CLASS C (5/1/95-2/29/04)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Franklin Pennsylvania      Lehman Brothers
Date       Tax-Free Income Fund       Municipal Bond Index 7       CPI 7
5/1/95     $10,000                    $10,000                      $10,000
5/31/95    $10,255                    $10,319                      $10,020
6/30/95    $10,214                    $10,229                      $10,039
7/31/95    $10,271                    $10,326                      $10,039
8/31/95    $10,356                    $10,457                      $10,066
9/30/95    $10,423                    $10,523                      $10,086
10/31/95   $10,533                    $10,676                      $10,118
11/30/95   $10,670                    $10,853                      $10,112
12/31/95   $10,776                    $10,957                      $10,105
1/31/96    $10,825                    $11,040                      $10,165
2/29/96    $10,771                    $10,966                      $10,197
3/31/96    $10,674                    $10,825                      $10,250
4/30/96    $10,660                    $10,795                      $10,290
5/31/96    $10,691                    $10,791                      $10,309
6/30/96    $10,777                    $10,908                      $10,316
7/31/96    $10,858                    $11,007                      $10,336
8/31/96    $10,842                    $11,004                      $10,355
9/30/96    $10,976                    $11,158                      $10,388
10/31/96   $11,076                    $11,285                      $10,421
11/30/96   $11,217                    $11,491                      $10,441
12/31/96   $11,203                    $11,443                      $10,441
1/31/97    $11,229                    $11,464                      $10,474
2/28/97    $11,308                    $11,569                      $10,507
3/31/97    $11,196                    $11,415                      $10,533
4/30/97    $11,286                    $11,511                      $10,546
5/31/97    $11,415                    $11,684                      $10,540
6/30/97    $11,522                    $11,808                      $10,553
7/31/97    $11,780                    $12,136                      $10,566
8/31/97    $11,694                    $12,022                      $10,586
9/30/97    $11,809                    $12,164                      $10,612
10/31/97   $11,883                    $12,243                      $10,639
11/30/97   $11,973                    $12,315                      $10,632
12/31/97   $12,143                    $12,494                      $10,619
1/31/98    $12,250                    $12,623                      $10,639
2/28/98    $12,253                    $12,627                      $10,658
3/31/98    $12,258                    $12,638                      $10,678
4/30/98    $12,222                    $12,581                      $10,698
5/31/98    $12,363                    $12,780                      $10,718
6/30/98    $12,422                    $12,831                      $10,731
7/31/98    $12,429                    $12,863                      $10,744
8/31/98    $12,574                    $13,062                      $10,757
9/30/98    $12,691                    $13,224                      $10,770
10/31/98   $12,671                    $13,224                      $10,797
11/30/98   $12,721                    $13,270                      $10,797
12/31/98   $12,735                    $13,304                      $10,790
1/31/99    $12,843                    $13,462                      $10,816
2/28/99    $12,806                    $13,403                      $10,829
3/31/99    $12,837                    $13,422                      $10,862
4/30/99    $12,858                    $13,455                      $10,941
5/31/99    $12,767                    $13,377                      $10,941
6/30/99    $12,610                    $13,185                      $10,941
7/31/99    $12,632                    $13,233                      $10,974
8/31/99    $12,437                    $13,127                      $11,001
9/30/99    $12,397                    $13,132                      $11,053
10/31/99   $12,157                    $12,990                      $11,073
11/30/99   $12,286                    $13,128                      $11,080
12/31/99   $12,148                    $13,030                      $11,080
1/31/00    $12,046                    $12,974                      $11,113
2/29/00    $12,195                    $13,124                      $11,178
3/31/00    $12,486                    $13,411                      $11,271
4/30/00    $12,407                    $13,332                      $11,277
5/31/00    $12,349                    $13,263                      $11,290
6/30/00    $12,656                    $13,614                      $11,350
7/31/00    $12,823                    $13,803                      $11,376
8/31/00    $13,031                    $14,016                      $11,376
9/30/00    $12,975                    $13,943                      $11,435
10/31/00   $13,083                    $14,095                      $11,455
11/30/00   $13,134                    $14,202                      $11,461
12/31/00   $13,392                    $14,553                      $11,455
1/31/01    $13,499                    $14,697                      $11,527
2/28/01    $13,560                    $14,744                      $11,573
3/31/01    $13,681                    $14,876                      $11,600
4/30/01    $13,522                    $14,715                      $11,646
5/31/01    $13,670                    $14,873                      $11,698
6/30/01    $13,758                    $14,973                      $11,718
7/31/01    $13,980                    $15,194                      $11,685
8/31/01    $14,197                    $15,445                      $11,685
9/30/01    $14,147                    $15,393                      $11,738
10/31/01   $14,301                    $15,576                      $11,698
11/30/01   $14,214                    $15,445                      $11,679
12/31/01   $14,048                    $15,299                      $11,633
1/31/02    $14,279                    $15,564                      $11,659
2/28/02    $14,425                    $15,752                      $11,705
3/31/02    $14,142                    $15,443                      $11,771
4/30/02    $14,369                    $15,745                      $11,837
5/31/02    $14,450                    $15,841                      $11,837
6/30/02    $14,596                    $16,008                      $11,843
7/31/02    $14,769                    $16,214                      $11,856
8/31/02    $14,919                    $16,409                      $11,896
9/30/02    $15,216                    $16,768                      $11,916
10/31/02   $15,000                    $16,490                      $11,935
11/30/02   $14,949                    $16,422                      $11,935
12/31/02   $15,236                    $16,768                      $11,909
1/31/03    $15,216                    $16,726                      $11,962
2/28/03    $15,394                    $16,960                      $12,054
3/31/03    $15,394                    $16,970                      $12,126
4/30/03    $15,507                    $17,082                      $12,100
5/31/03    $15,849                    $17,482                      $12,080
6/30/03    $15,797                    $17,407                      $12,093
7/31/03    $15,228                    $16,798                      $12,107
8/31/03    $15,318                    $16,924                      $12,153
9/30/03    $15,668                    $17,421                      $12,192
10/31/03   $15,614                    $17,333                      $12,179
11/30/03   $15,763                    $17,514                      $12,146
12/31/03   $15,865                    $17,659                      $12,133
1/31/04    $15,960                    $17,760                      $12,192
2/29/04    $16,163                    $18,028                      $12,258



AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------
  CLASS C                          2/29/04
-------------------------------------------
  1-Year                            +4.04%
-------------------------------------------
  5-Year                            +4.77%
-------------------------------------------
  Since Inception (5/1/95)          +5.59%
-------------------------------------------


ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to no initial sales charge, but subject to 1% CDSC for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/04.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/03 for the maximum combined federal and Pennsylvania state personal income tax bracket of 36.82%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/04.


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.



        Annual Report | Past performance does not guarantee future results. | 73

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN ARIZONA TAX-FREE INCOME FUND
                                                                     -----------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                                  2004 C      2003        2002        2001        2000 C
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................    $10.88      $10.76      $10.83      $10.31      $11.38
                                                                     -----------------------------------------------------------

Income from investment operations:

 Net investment income a ..........................................       .52         .54         .55         .57         .57

 Net realized and unrealized gains (losses) .......................       .33         .12        (.06)        .52       (1.02)
                                                                     -----------------------------------------------------------
Total from investment operations ..................................       .85         .66         .49        1.09        (.45)
                                                                     -----------------------------------------------------------

Less distributions from:

 Net investment income ............................................      (.52)       (.54)       (.56)       (.57)       (.58)

 Net realized gains ...............................................        --          --          --          --        (.04)
                                                                     -----------------------------------------------------------
Total distributions ...............................................      (.52)       (.54)       (.56)       (.57)       (.62)
                                                                     -----------------------------------------------------------
Net asset value, end of year ......................................    $11.21      $10.88      $10.76      $10.83      $10.31
                                                                     -----------------------------------------------------------

Total return b ....................................................      8.00%       6.28%       4.63%      10.80%      (4.15)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................  $900,646    $880,409    $877,126    $777,553    $756,274

Ratios to average net assets:

 Expenses .........................................................       .63%        .63%        .64%        .64%        .62%

 Net investment income ............................................      4.75%       5.00%       5.12%       5.39%       5.30%

Portfolio turnover rate ...........................................     16.22%      24.94%      27.59%      24.38%      20.55%


a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.




74 | Annual Report

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND (CONTINUED)
                                                                     -----------------------------------------------------------
                                                                                        YEAR ENDED FEBRUARY 28,
CLASS B                                                                 2004 C      2003        2002        2001        2000 C,D
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................    $10.93      $10.81      $10.86      $10.32      $10.24
                                                                     -----------------------------------------------------------
Income from investment operations:

 Net investment income a .........................................       .46         .48         .50         .52         .05

 Net realized and unrealized gains (losses) ......................       .33         .12        (.05)        .53         .07
                                                                     -----------------------------------------------------------
Total from investment operations .................................       .79         .60         .45        1.05         .12
                                                                     -----------------------------------------------------------
Less distributions from net investment income ....................      (.46)       (.48)       (.50)       (.51)       (.04)
                                                                     -----------------------------------------------------------
Net asset value, end of year .....................................    $11.26      $10.93      $10.81      $10.86      $10.32
                                                                     -----------------------------------------------------------

Total return b ...................................................      7.28%       5.76%       4.22%      10.37%       1.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................    $25,617     $20,648     $11,798      $3,700        $176

Ratios to average net assets:

 Expenses ........................................................      1.18%       1.18%       1.19%       1.19%       1.18% e

 Net investment income ...........................................      4.20%       4.45%       4.57%       4.82%       5.26% e

Portfolio turnover rate ..........................................     16.22%      24.94%      27.59%      24.38%      20.55%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d For the period February 1, 2000 (effective date) to February 29, 2000.
e Annualized.




                                                              Annual Report | 75

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND (CONTINUED)
                                                                     -----------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                                  2004 C      2003        2002        2001        2000 C
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................    $10.97      $10.85      $10.90      $10.38      $11.45
                                                                     -----------------------------------------------------------
Income from investment operations:

 Net investment income a ..........................................       .46         .48         .50         .52         .52

 Net realized and unrealized gains (losses) .......................       .33         .12        (.05)        .51       (1.03)
                                                                     -----------------------------------------------------------
Total from investment operations ..................................       .79         .60         .45        1.03        (.51)
                                                                     -----------------------------------------------------------

Less distributions from:

 Net investment income ............................................      (.45)       (.48)       (.50)       (.51)       (.52)

 Net realized gains ...............................................        --          --          --          --        (.04)
                                                                     -----------------------------------------------------------
Total distributions ...............................................      (.45)       (.48)       (.50)       (.51)       (.56)
                                                                     -----------------------------------------------------------
Net asset value, end of year ......................................    $11.31      $10.97      $10.85      $10.90      $10.38
                                                                     -----------------------------------------------------------

Total return b ....................................................      7.42%       5.66%       4.21%      10.13%      (4.65)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................   $43,027     $37,315     $31,526     $23,840     $22,671

Ratios to average net assets:

 Expenses .........................................................      1.20%       1.16%       1.19%       1.19%       1.18%

 Net investment income ............................................      4.18%       4.47%       4.57%       4.84%       4.75%

Portfolio turnover rate ...........................................     16.22%      24.94%      27.59%      24.38%      20.55%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.


76 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.3%
  Arizona Educational Loan Marketing Corp. Revenue,
     Senior Series, 6.375%, 9/01/05 .............................................................   $10,000,000   $    10,045,000
  Sub Series, 6.625%, 9/01/05 ...................................................................     1,000,000         1,022,340
  Arizona Health Facilities Authority Hospital System Revenue, Phoenix Baptist Hospital,
    MBIA Insured, ETM, 6.25%, 9/01/11 ...........................................................     1,555,000         1,680,380
  Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A, 6.625%,
    7/01/20 .....................................................................................     6,390,000         7,368,820
  Arizona School Facilities Board Revenue, State School Improvement,
    5.00%, 7/01/19 ..............................................................................     2,000,000         2,152,140
  Arizona State Board Regents COP, University of Arizona Main Campus, Series A-1,
    AMBAC Insured, 5.125%, 6/01/25 ..............................................................     2,000,000         2,104,180
  Arizona State Municipal Financing Program COP,
     Dysart School, Series 22, MBIA Insured, ETM, 7.875%, 8/01/05 ...............................     1,350,000         1,480,113
     Peoria School, Series 19, MBIA Insured, ETM, 7.75%, 8/01/04 ................................       500,000           514,015
     Refunding, Series 14, AMBAC Insured, 5.00%, 8/01/33 ........................................     1,000,000         1,043,910
     Series 20, MBIA Insured, ETM, 7.625%, 8/01/06 ..............................................     3,250,000         3,511,917
  Arizona State University COP,
     Arizona State University Project-2002, MBIA Insured, 5.00%, 7/01/20 ........................     5,475,000         5,891,374
     Arizona State University Project-2002, MBIA Insured, 5.00%, 7/01/21 ........................     5,965,000         6,379,269
     Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/23 ........................     3,545,000         3,774,751
     Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/24 ........................     1,875,000         1,988,381
     Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/25 ........................     2,640,000         2,790,163
     Downtown Campus/Mercado Project, Series A, MBIA Insured, 5.80%, 7/01/24 ....................     1,350,000         1,502,779
  Arizona State University Revenue, FGIC Insured,
     5.00%, 7/01/23 .............................................................................     2,890,000         3,057,129
     5.00%, 7/01/25 .............................................................................     2,250,000         2,362,342
     5.875%, 7/01/25 ............................................................................     1,000,000         1,142,700
  Arizona Student Loan Acquisition Authority Student Loan Revenue,
     junior subordinate, Refunding, Series B-1, 6.15%, 5/01/29 ..................................     1,000,000         1,067,550
     Refunding, Senior Series A-1, 5.90%, 5/01/24 ...............................................     1,500,000         1,606,095
  Arizona Tourism and Sports Authority Tax Revenue, Multipurpose Stadium Facility, Series A,
    MBIA Insured, 5.00%,
     7/01/28 ....................................................................................     7,000,000         7,356,370
     7/01/31 ....................................................................................     7,000,000         7,339,920
  Arizona Water Infrastructure Finance Authority Revenue, Water Quality, Series A, 5.05%,
    10/01/20 ....................................................................................     1,890,000         2,037,779
  Casa Grande Excise Tax Revenue, FGIC Insured,
     6.00%, 4/01/10 .............................................................................       400,000           401,596
     6.20%, 4/01/15 .............................................................................       930,000           978,090
  Casa Grande IDA,
     IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 ....................................................       500,000           512,950
     PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 ....................................................     1,800,000         1,845,000
  Chandler GO, FGIC Insured, Pre-Refunded,
     6.80%, 7/01/13 .............................................................................     1,750,000         1,801,135
     6.85%, 7/01/14 .............................................................................     1,625,000         1,672,742
  Chandler IDA, MFHR, Hacienda Apartments Project, Refunding, Series A, GNMA Secured,
    6.05%, 7/20/30 ..............................................................................     4,055,000         4,093,604
  Chandler Street and Highway Revenue, MBIA Insured, Pre-Refunded, 6.85%, 7/01/13 ...............     1,250,000         1,286,725



                                                              Annual Report | 77

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding, 5.50%,
    5/15/39 .....................................................................................   $ 5,000,000   $     4,621,150
  Coconino County PCR, Arizona Public Service Co., Refunding, Series A, MBIA Insured, 5.875%,
    8/15/28 .....................................................................................     5,275,000         5,396,325
  Douglas Community Housing Corp. MFR, Rancho La Perilla, Series A, GNMA Secured, 6.125%,
    7/20/41 .....................................................................................     2,255,000         2,424,847
  Eloy Municipal Property Corp. Facilities Revenue, 7.80%, 7/01/09 ..............................       385,000           386,517
  Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ......................................    20,000,000        13,515,000
  Gilbert ID No. 11, Special Assessment, FGIC Insured, 7.60%, 1/01/05 ...........................     1,500,000         1,531,980
  Gilbert Water and Sewer Revenue, Refunding, FGIC Insured, 6.50%,
     7/01/12 ....................................................................................     1,500,000         1,540,830
     7/01/22 ....................................................................................     3,250,000         3,338,465
  Glendale IDA, Educational Facilities Revenue, American Graduate School International,
     Connie Lee Insured, Pre-Refunded, 7.00%, 7/01/14 ...........................................     1,000,000         1,089,070
     Connie Lee Insured, Pre-Refunded, 7.125%, 7/01/20 ..........................................     1,250,000         1,363,400
     Refunding, Connie Lee Insured, 5.875%, 7/01/15 .............................................     2,200,000         2,435,730
  Glendale IDAR, Midwestern University, Series A,
     5.375%, 5/15/28 ............................................................................    15,000,000        15,481,050
     Connie Lee Insured, 6.00%, 5/15/16 .........................................................       455,000           506,988
     Connie Lee Insured, 6.00%, 5/15/26 .........................................................       340,000           373,990
     MBIA Insured, 5.375%, 5/15/28 ..............................................................     2,000,000         2,131,760
  Goodyear Community Facilities General District No. 1, GO, MBIA Insured, 5.20%, 7/15/25 ........     1,500,000         1,586,325
  Goodyear Community Facilities Utilities District No. 1, GO, MBIA Insured, 5.20%, 7/15/25 ......     1,000,000         1,057,550
  Health Facilities Authority Hospital System Revenue, John C. Lincoln Health Network, 5.75%,
    12/01/32 ....................................................................................     3,280,000         3,291,808
  Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured,
    5.25%, 7/01/22 ..............................................................................     1,100,000         1,186,559
  Maricopa County GO,
     School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10 ...........     4,020,000         4,124,198
     School District No. 31, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 7/01/13 ..............       570,000           585,538
     USD No. 41, Gilbert, 6.25%, 7/01/15 ........................................................       160,000           180,603
     USD No. 41, Gilbert, Pre-Refunded, 6.25%, 7/01/15 ..........................................     1,840,000         2,160,914
  Maricopa County Hospital Revenue, Sun Health Corp.,
     5.30%, 4/01/29 .............................................................................    12,095,000        11,962,076
     Refunding, 5.80%, 4/01/08 ..................................................................     3,870,000         4,204,136
     Refunding, 5.90%, 4/01/09 ..................................................................     2,120,000         2,296,829
     Refunding, 6.125%, 4/01/18 .................................................................    15,650,000        16,437,508
  Maricopa County IDA,
     Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A, 5.00%,
      7/01/16 ...................................................................................    10,315,000        10,549,976
     Health Facilities Revenue, Catholic Healthcare, Refunding, Series A,
      5.00%, 7/01/21 ............................................................................     9,600,000         9,884,544
     Health Facility Revenue, Catholic Healthcare, Refunding, 5.00%, 7/01/16 ....................     1,785,000         1,873,857
     Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 ...........................    16,000,000        16,536,480
     Hospital Facility Revenue, Mayo Clinic Hospital, AMBAC Insured,
      5.25%, 11/15/37 ...........................................................................     3,000,000         3,141,600
     Hospital Facility Revenue, Samaritan Health Services, Refunding, Series A, MBIA Insured,
      ETM, 7.00%, 12/01/16 ......................................................................     1,890,000         2,503,891
     IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30 ........................................     5,000,000         5,058,850
     MFHR, Bay Club at Mesa Cove Project, Series A, MBIA Insured,
      5.80%, 9/01/35 ............................................................................     3,000,000         3,005,970


78 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Maricopa County IDA, (cont.)
     MFHR, Madera Pointe Apartments Project, Refunding, FSA Insured,
      5.90%, 6/01/26 ............................................................................   $ 2,105,000   $     2,196,420
     MFHR, Metro Gardens, Mesa Ridge Project, Series A, MBIA Insured,
      5.15%, 7/01/29 ............................................................................     2,350,000         2,358,789
     MFHR, Senior National Health Facilities II, Project A, FSA
      Insured, 5.50%, 1/01/18 ...................................................................     2,000,000         2,241,420
     MFHR, Tierra Antigua Project, Series A-1, AMBAC Insured,
      5.30%, 12/01/21 ...........................................................................     1,585,000         1,637,701
     MFHR, Villas De Merced Apartment Project, Series A, GNMA
      Secured, 5.50%, 12/20/37 ..................................................................       570,000           581,115
     MFHR, Western Groves Apartments, Series A-1, AMBAC Insured,
      5.30%, 12/01/22 ...........................................................................     1,785,000         1,843,191
  Maricopa County IDAR, SFMR, GNMA Secured, 6.25%, 12/01/30 .....................................       320,000           329,341
  Maricopa County Osborn School District No. 8 GO, Refunding,
    Series A, FGIC Insured, 5.875%,
    7/01/14 .....................................................................................     1,410,000         1,561,081
  Maricopa County Pollution Control Corp. PCR, Public Service Co. Palo Verde Project, Series A,
    AMBAC Insured, 5.05%, 5/01/29 ...............................................................    29,965,000        31,485,724
  Maricopa County School District No. 3 GO, Tempe Elementary,
     AMBAC Insured, Pre-Refunded, 6.00%, 7/01/13 ................................................       255,000           264,328
     Refunding, AMBAC Insured, 6.00%, 7/01/13 ...................................................       445,000           460,820
  Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
     5.75%, 1/01/25 .............................................................................    41,500,000        46,394,925
     5.625%, 1/01/29 ............................................................................    18,000,000        19,836,360
  Mesa Street and Highway Revenue, FSA Insured, 5.00%, 7/01/19 ..................................     2,500,000         2,678,200
  Mesa Utility System Revenue, FGIC Insured, 5.00%, 7/01/21 .....................................     5,000,000         5,311,350
  Mohave County IDA, Health Care Revenue, Refunding, GNMA Secured,
    6.375%, 11/01/31 ............................................................................       595,000           633,134
  Navajo County PCR, Arizona Public Service Co., Refunding, Series A,
    5.875%, 8/15/28 .............................................................................    47,500,000        48,521,250
  Oro Valley Municipal Property Corp. Revenue,
     Municipal Water System, MBIA Insured, Pre-Refunded, 5.75%, 7/01/17 .........................       500,000           556,555
     senior lien, Water Project, MBIA Insured, 5.00%, 7/01/28 ...................................     5,025,000         5,280,823
  Peoria Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/19 ..................................     1,300,000         1,392,664
  Phoenix Airport Revenue,
     Refunding, Series B, MBIA Insured, 6.20%, 7/01/10 ..........................................       700,000           725,102
     Refunding, Series C, MBIA Insured, 6.30%, 7/01/10 ..........................................     1,680,000         1,739,069
     Refunding, Series C, MBIA Insured, 6.40%, 7/01/11 ..........................................     1,785,000         1,848,046
     Refunding, Series C, MBIA Insured, 6.40%, 7/01/12 ..........................................       570,000           590,132
     Series D, MBIA Insured, 6.30%, 7/01/10 .....................................................     1,800,000         1,862,982
     Series D, MBIA Insured, 6.40%, 7/01/11 .....................................................     3,825,000         3,960,099
     Series D, MBIA Insured, 6.40%, 7/01/12 .....................................................       820,000           848,962
  Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series B, FGIC Insured, 5.25%,
     7/01/22 ....................................................................................     3,000,000         3,210,540
     7/01/23 ....................................................................................     5,000,000         5,318,450
     7/01/27 ....................................................................................    15,250,000        16,090,276
  Phoenix Civic Improvement Corp. Excise Tax Revenue,
     Adams Street Garage Project, senior lien, Series B, 5.35%, 7/01/24 .........................     2,985,000         3,205,114
     Municipal Courthouse Project, senior lien, Series A, 5.375%, 7/01/29 .......................    18,310,000        19,563,503
  Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien,
     FGIC Insured, Pre-Refunded, 6.00%, 7/01/19 .................................................     3,000,000         3,646,350
     FGIC Insured, Pre-Refunded, 6.00%, 7/01/20 .................................................     3,670,000         4,460,701
     FGIC Insured, Pre-Refunded, 6.00%, 7/01/24 .................................................    24,715,000        30,039,847
     Refunding, FGIC Insured, 5.00%, 7/01/20 ....................................................     9,710,000        10,371,834
     Refunding, FGIC Insured, 5.125%, 7/01/21 ...................................................    10,000,000        10,701,300
     Refunding, FGIC Insured, 5.00%, 7/01/24 ....................................................     7,050,000         7,388,611



                                                              Annual Report | 79

Franklin Tax-Free Trust
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004 (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Phoenix Civic Improvement Corp. Water System Revenue, junior lien,
     FGIC Insured, 5.00%, 7/01/26 ...............................................................   $ 3,250,000   $     3,407,657
     Pre-Refunded, 6.00%, 7/01/19 ...............................................................     3,000,000         3,327,330
  Phoenix Civic Plaza Building Corp. Excise Tax Revenue, senior lien,
    6.00%, 7/01/14 ..............................................................................     4,300,000         4,598,463
  Phoenix GO,
     5.25%, 7/01/22 .............................................................................     5,420,000         5,858,044
     Various Purposes, Series B, 5.00%, 7/01/27 .................................................     8,360,000         8,717,892
  Phoenix HFC, Mortgage Revenue,
     Project A, Refunding, MBIA Insured, 6.50%, 7/01/24 .........................................     1,960,000         1,964,920
     Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%, 1/01/23 .......................     1,750,000         1,772,662
     Section 8 Project, Refunding, Series A, MBIA Insured, 7.25%, 1/01/23 .......................     2,260,000         2,266,373
  Phoenix IDA,
     Government Office Lease Revenue, Capitol Mall LLC II Project, AMBAC Insured, 5.00%,
      9/15/21 ...................................................................................     4,300,000         4,589,863
     Government Office Lease Revenue, Capitol Mall LLC II Project, AMBAC Insured, 5.00%,
      9/15/28 ...................................................................................     4,000,000         4,180,160
     Government Office Lease Revenue, Capital Mall Project, AMBAC Insured, 5.375%,
      9/15/22 ...................................................................................     2,000,000         2,187,960
     Government Office Lease Revenue, Capital Mall Project, AMBAC Insured, 5.50%,
      9/15/27 ...................................................................................    24,300,000        26,802,657
     Hospital Revenue, Refunding, Series B, Connie Lee Insured,
      5.75%, 12/01/16 ...........................................................................     3,500,000         3,994,970
     SFMR, GNMA Secured, 6.30%, 12/01/12 ........................................................       145,000           151,036
  Phoenix IDAR, SFMR, Series 1B, GNMA Secured, 6.20%, 6/01/22 ...................................       235,000           242,525
  Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%,
    6/01/09 .....................................................................................     1,500,000         1,574,625
  Phoenix Street and Highway Revenue, Refunding, 6.60%, 7/01/07 .................................       610,000           618,180
  Pima County IDA,
     MFR, Series A, FNMA Insured, 6.00%, 12/01/21 ...............................................     2,720,000         2,868,539
     SFMR, GNMA Secured, 6.40%, 11/01/09 ........................................................       165,000           168,851
     SFMR, GNMA Secured, 6.625%, 11/01/14 .......................................................       110,000           112,416
     SFMR, GNMA Secured, 6.75%, 11/01/27 ........................................................       455,000           465,133
     SFMR, Refunding, Series A, 7.625%, 2/01/12 .................................................       835,000           838,173
     SFMR, Series B-1, GNMA Secured, 6.10%, 5/01/31 .............................................       295,000           310,951
  Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 ................................................................        55,000            59,639
  Puerto Rico Commonwealth GO,
     MBIA Insured, Pre-Refunded, 6.45%, 7/01/17 .................................................       845,000           872,936
     Public Improvement, Series A, 5.375%, 7/01/28 ..............................................     5,000,000         5,353,950
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series B, 6.00%, 7/01/26 ...................................................................     2,000,000         2,106,880
     Series B, Pre-Refunded, 6.00%, 7/01/39 .....................................................    19,600,000        23,887,304
     Series D, 5.375%, 7/01/36 ..................................................................     5,000,000         5,361,750
     Series G, 5.00%, 7/01/33 ...................................................................    11,320,000        11,720,388
     Series Y, 5.00%, 7/01/36 ...................................................................    10,000,000        10,391,700
     Series Y, 5.50%, 7/01/36 ...................................................................     8,550,000         9,497,255
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.50%, 7/01/09 ..............................................................................       155,000           155,591



80 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Electric Power Authority Revenue, Series II, 5.25%, 7/01/31 .......................   $15,000,000   $    15,942,300
  Puerto Rico HFC Revenue,
     MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .................................................       685,000           689,000
     Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 .....................        40,000            40,626
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Hospital Revenue,
     Dr. Pila Hospital Project, Refunding, FHA Insured, 5.875%, 8/01/12 .........................     5,225,000         5,650,524
     Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%,
      7/01/24 ...................................................................................     2,790,000         2,955,335
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 .....................    30,000,000        32,170,500
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.50%,
    8/01/29 .....................................................................................    15,000,000        16,248,000
  Salt River Project Agricultural Improvement and Power District Electric System Revenue,
    Salt River Project,
     Refunding, Series A, 5.00%, 1/01/23 ........................................................     6,000,000         6,368,880
     Refunding, Series A, 5.125%, 1/01/27 .......................................................    15,000,000        15,979,650
     Series B, 5.00%, 1/01/25 ...................................................................     7,125,000         7,536,041
     Series B, 5.00%, 1/01/31 ...................................................................     3,725,000         3,914,640
  Scottsdale GO,
     5.00%, 7/01/24 .............................................................................     8,225,000         8,639,869
     Refunding, 5.00%, 7/01/22 ..................................................................     3,000,000         3,207,240
  Scottsdale IDA, Hospital Revenue, Scottsdale Healthcare,
     5.70%, 12/01/21 ............................................................................     2,000,000         2,116,900
     5.80%, 12/01/31 ............................................................................    14,865,000        15,805,955
  Sedona Sewer Sales Tax Revenue, Refunding,
     6.75%, 7/01/07 .............................................................................     3,800,000         3,909,744
     7.00%, 7/01/12 .............................................................................     5,000,000         5,148,500
  Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC
    Insured, 6.15%, 1/01/15 .....................................................................       360,000           377,730
  Southern Arizona Capital Facilities Finance Corp., Student Housing Revenue, University of
    Arizona Project, MBIA Insured, 5.10%, 9/01/33 ...............................................     6,000,000         6,308,040
  Surprise Municipal Property Corp. Excise Tax Revenue, FGIC Insured, Pre-Refunded, 5.70%,
    7/01/20 .....................................................................................     8,000,000         9,462,480
  Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 5.00%,
     7/01/28 ....................................................................................     6,585,000         6,894,495
     7/01/34 ....................................................................................    12,760,000        13,310,084
  Tolleson IDA, MFR, Copper Cove Project, Series A, GNMA Secured,
     5.40%, 11/20/22 ............................................................................     1,090,000         1,135,976
     5.45%, 11/20/32 ............................................................................     1,285,000         1,337,171
  Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31 ...............    10,000,000        10,526,100
  Tucson GO,
     Series 1984-G, FGIC Insured, Pre-Refunded, 6.25%, 7/01/18 ..................................       650,000           667,823
     Series A, 5.25%, 7/01/20 ...................................................................     1,050,000         1,137,497
  Tucson IDA, Lease Revenue, University Of Arizona/Marshall Foundation, Series A,
    AMBAC Insured, 5.00%, 7/15/32 ...............................................................     1,000,000         1,043,700
  Tucson Water Revenue,
     Series A, FGIC Insured, 5.00%, 7/01/23 .....................................................     3,600,000         3,786,804
     Series D, FGIC Insured, 5.25%, 7/01/23 .....................................................     3,000,000         3,204,870
     Series D, FGIC Insured, 5.25%, 7/01/24 .....................................................     2,700,000         2,876,337



                                                              Annual Report | 81

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  University of Arizona COP,
     Administrative and Packaging Facility Project, Series B, MBIA Insured, Pre-Refunded,
      6.00%, 7/15/16 ............................................................................   $   500,000   $       519,275
     Parking and Student Housing, AMBAC Insured, 5.75%, 6/01/24 .................................     1,115,000         1,256,371
     Residence Life Project, Series A, FSA Insured, 5.80%, 9/01/13 ..............................     1,000,000         1,042,490
     University of Arizona Projects, Series B, AMBAC Insured, 5.125%,
      6/01/22 ...................................................................................     2,250,000         2,411,438
     University Projects, Series B, AMBAC Insured, 5.00%, 6/01/28 ...............................     7,000,000         7,353,710
  University of Arizona System Revenue, Pre-Refunded, 6.35%, 6/01/14 ............................     1,300,000         1,343,173
  University of Arizona University Revenues, Arizona Board of Regents System, Series A,
    FGIC Insured, 5.80%, 6/01/24 ................................................................     2,000,000         2,275,280
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding,
    Series A, 5.50%, 10/01/13 ...................................................................     2,500,000         2,704,575
  Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.50%,
    7/01/17 .....................................................................................     1,500,000         1,574,970
  Yavapai County GO, Elementary School District No. 6 Cottonwood-Oak Creek, Project of 1993,
    Series B, AMBAC Insured, Pre-Refunded, 6.70%, 7/01/09 .......................................       250,000           257,223
  Yavapai County IDA,
     Hospital Facility Revenue, Regional Medical Center, Series A,
     6.00%, 8/01/33 .............................................................................     2,000,000         2,072,580
     IDR, Citizens Utilities Co. Project, 5.45%, 6/01/33 ........................................     2,000,000         2,081,300
     Residential Care Facility Revenue, Margaret T. Morris Center, Series A, GNMA Secured,
      5.40%, 2/20/38 ............................................................................     1,575,000         1,588,388
  Yavapai County USD No. 28, Camp Verde GO,
     FGIC Insured, Pre-Refunded, 6.00%, 7/01/09 .................................................       700,000           725,606
     Refunding, FGIC Insured, 6.00%, 7/01/09 ....................................................        75,000            77,651
  Yuma IDA, Hospital Revenue,
     Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%, 12/20/32 .....................       920,000           925,548
     Yuma Regional Medical Center, FSA Insured, 5.50%, 8/01/21 ..................................     2,015,000         2,241,345
  Yuma Municipal Property Corp. Revenue, Municipal Facilities, AMBAC Insured, 5.00%,
    7/01/25 .....................................................................................     3,100,000         3,222,388
                                                                                                                  ---------------
  TOTAL LONG TERM INVESTMENTS (COST $880,418,105) ...............................................                     943,206,577
                                                                                                                  ---------------
  SHORT TERM INVESTMENTS 1.2%
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
    MBIA Insured, Weekly VRDN and Put, .89%, 12/01/15 ...........................................     9,300,000         9,300,000
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, .92%, 7/01/28 .................................     1,800,000         1,800,000
                                                                                                                  ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $11,100,000) ...............................................                      11,100,000
                                                                                                                  ---------------
  TOTAL INVESTMENTS (COST $891,518,105) 98.5% ...................................................                     954,306,577
  OTHER ASSETS, LESS LIABILITIES 1.5% ...........................................................                      14,983,878
                                                                                                                  ---------------
  NET ASSETS 100.0% .............................................................................                 $   969,290,455
                                                                                                                  ---------------



See glossary of terms on page 173.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.




82 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN COLORADO TAX-FREE INCOME FUND
                                                                    ------------------------------------------------------------
                                                                                      YEAR ENDED FEBRUARY 28,
CLASS A                                                                  2004 C      2003        2002        2001        2000 C
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $11.98      $11.79      $11.64      $10.90      $12.05
                                                                    ------------------------------------------------------------

Income from investment operations:

 Net investment income a ........................................         .55         .57         .58         .59         .59

 Net realized and unrealized gains (losses) .....................         .19         .19         .16         .74       (1.13)
                                                                    ------------------------------------------------------------
Total from investment operations ................................         .74         .76         .74        1.33        (.54)
                                                                    ------------------------------------------------------------

Less distributions from:

 Net investment income ..........................................        (.53)       (.57)       (.59)       (.59)       (.60)

 Net realized gains .............................................          --          --          --          --        (.01)
                                                                    ------------------------------------------------------------
Total distributions .............................................        (.53)       (.57)       (.59)       (.59)       (.61)
                                                                    ------------------------------------------------------------
Net asset value, end of year ....................................      $12.19      $11.98      $11.79      $11.64      $10.90
                                                                    ------------------------------------------------------------

Total return b ..................................................        6.39%       6.62%       6.48%      12.50%      (4.57)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................    $339,134    $345,825    $309,109    $285,169    $264,563

Ratios to average net assets:

 Expenses .......................................................         .69%        .69%        .70%        .71%        .70%

 Net investment income ..........................................        4.56%       4.79%       4.95%       5.27%       5.18%

Portfolio turnover rate .........................................       17.79%      26.30%      20.72%      50.05%      29.30%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.







                                                              Annual Report | 83

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND (CONTINUED)
                                                                    ------------------------------------------------------------
                                                                                        YEAR ENDED FEBRUARY 28,
CLASS C                                                                  2004 C        2003         2002       2001      2000 C
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $12.06      $11.86      $11.70      $10.96      $12.11
                                                                    ------------------------------------------------------------

Income from investment operations:

 Net investment income a .........................................        .48         .51         .52         .54         .53

 Net realized and unrealized gains (losses) ......................        .20         .20         .16         .73       (1.14)
                                                                    ------------------------------------------------------------
Total from investment operations .................................        .68         .71         .68        1.27        (.61)
                                                                    ------------------------------------------------------------
Less distributions from:

 Net investment income ...........................................       (.47)       (.51)       (.52)       (.53)       (.53)

 Net realized gains ..............................................         --          --          --          --        (.01)
                                                                    ------------------------------------------------------------
Total distributions ..............................................       (.47)       (.51)       (.52)       (.53)       (.54)
                                                                    ------------------------------------------------------------

Net asset value, end of year .....................................     $12.27      $12.06      $11.86      $11.70      $10.96
                                                                    ------------------------------------------------------------

Total return b ...................................................       5.75%       6.10%       5.95%      11.83%      (5.08)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................    $43,075     $43,821     $34,473     $23,450     $20,564

Ratios to average net assets:

 Expenses ........................................................       1.26%       1.22%       1.25%       1.26%       1.25%

 Net investment income ...........................................       3.99%       4.26%       4.40%       4.72%       4.63%

Portfolio turnover rate ..........................................      17.79%      26.30%      20.72%      50.05%      29.30%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.





84 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.8%
  Arapahoe County MFR,
     Centennial East Project, Series A-1, AMBAC Insured, 5.95%, 12/01/33 .......................    $ 2,820,000   $     2,951,808
     Housing Development Reserve, South Creek Project, Series A, FSA Insured, 6.45%,
      6/01/32 ..................................................................................      3,105,000         3,357,468
  Arapahoe County Water and Wastewater GO, Refunding, Series A, MBIA Insured, 5.125%,
    12/01/32 ...................................................................................     15,000,000        15,781,350
  Arvada IDR, Wanco Inc. Project,
     5.25%, 12/01/07 ...........................................................................         85,000            90,789
     5.80%, 12/01/17 ...........................................................................        480,000           512,146
  Arvada MFHR, Springwood Community Project, Refunding, 6.35%, 8/20/16 .........................      1,000,000         1,018,620
  Aurora COP,
     AMBAC Insured, 5.50%, 12/01/30 ............................................................      4,935,000         5,451,349
     Refunding, 6.25%, 12/01/09 ................................................................      2,850,000         2,977,936
  Bayfield School District No. 10 GO, MBIA Insured, Pre-Refunded,
    6.65%, 6/01/15 .............................................................................      1,000,000         1,069,940
  Boulder County Development Revenue, University Corporation for Atmospheric Research,
    MBIA Insured, 5.00%, 9/01/33 ...............................................................      1,500,000         1,562,130
  Boulder County Hospital Revenue, Longmont United Hospital Project,
     5.50%, 12/01/12 ...........................................................................      1,000,000         1,042,870
     5.60%, 12/01/17 ...........................................................................      3,385,000         3,479,035
  Boulder County MFHR, Cloverbasin Village II Apartments, Series A, FSA Insured,
     6.10%, 10/01/24 ...........................................................................      1,280,000         1,350,285
     6.15%, 10/01/31 ...........................................................................      2,830,000         2,997,876
  Bowles Metropolitan District GO, Refunding, FSA Insured, 5.00%, 12/01/33 .....................      2,500,000         2,615,650
  Broomfield COP,
     AMBAC Insured, 6.00%, 12/01/29 ............................................................      2,000,000         2,321,200
     Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22 .........................      1,535,000         1,733,122
  Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series A, AMBAC
    Insured, 5.00%,
     12/01/27 ..................................................................................     11,050,000        11,542,498
     12/01/31 ..................................................................................      3,490,000         3,642,967
  Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC Insured, 5.00%,
    12/01/31 ...................................................................................      7,500,000         7,828,725
  Colorado Colleges Board of Trustees Auxiliary Facilities System Revenue, Western State College
    Project, Improvements, Series B, MBIA Insured, 5.00%, 5/15/25 ..............................      1,300,000         1,372,514
  Colorado Educational and Cultural Facilities Authority Revenue, Student Housing, University of
    Colorado Foundation Project, AMBAC Insured, 5.00%,
     7/01/27 ...................................................................................      6,545,000         6,839,132
     7/01/32 ...................................................................................     10,005,000        10,419,207
  Colorado Educational and Cultural Facilities Authority Revenue and Improvement, University of
    Denver Project, Refunding, AMBAC Insured, 5.375%, 3/01/23 ..................................      4,000,000         4,317,480
  Colorado Health Facilities Authority Revenue,
     Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 ..........................      1,615,000         1,623,333
     Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ....................................      1,800,000         1,829,772
     Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17 .......................        954,000           957,062
     Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%,
      7/15/17 ..................................................................................      1,056,000         1,059,612
  Covenant Retirement Communities, 6.75%, 12/01/15 .............................................      1,750,000         1,833,685
     Covenant Retirement Communities, 6.75%, 12/01/25 ..........................................      4,950,000         5,122,458
     Hospital Improvement, NCMC Inc. Project, FSA Insured, 5.75%, 5/15/24 ......................      5,000,000         5,556,950
     Kaiser Permanente, Series A, 5.35%, 11/01/16 ..............................................      8,000,000         8,636,640


                                                              Annual Report | 85

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Colorado Health Facilities Authority Revenue, (cont.)
     National Benevolent Association, Series A, GNMA Secured, 5.70%, 12/20/31 ..................    $ 2,820,000   $     3,024,929
     Oakbrook Manor, Series A, GNMA Secured, 7.25%, 4/01/11 ....................................        240,000           241,169
     Oakbrook Manor, Series A, GNMA Secured, 7.625%, 4/01/26 ...................................        885,000           889,567
     Parkview Medical Center Inc. Project, 5.25%, 9/01/18 ......................................      1,660,000         1,686,527
     Parkview Medical Center Inc. Project, 5.30%, 9/01/25 ......................................      1,615,000         1,618,828
     Portercare Adventist Health, 6.625%, 11/15/26 .............................................      2,500,000         2,799,375
     Portercare Adventist Health, 6.50%, 11/15/31 ..............................................      5,500,000         6,107,420
     Sisters of Charity Leavenworth, MBIA Insured, 5.00%, 12/01/25 .............................      1,000,000         1,032,010
  Colorado HFAR,
     MF, Project II, Series A2, 5.30%, 10/01/23 ................................................      2,000,000         2,079,560
     MF, Project II, Series A2, 5.375%, 10/01/32 ...............................................      4,390,000         4,534,519
     MF, Series A-2, 6.00%, 10/01/28 ...........................................................      1,000,000         1,049,810
     MFH, Castle High, Series A, AMBAC Insured, 5.90%, 12/01/20 ................................      2,630,000         2,801,003
     MFH, Insured Mortgage, Series C-3, 6.05%, 10/01/32 ........................................      1,535,000         1,625,442
  Colorado Public Highway Authority Revenue, Highway E-470,
     Refunding, Series A, MBIA Insured, 5.00%, 9/01/26 .........................................     10,000,000        10,301,200
     Series A, MBIA Insured, 5.75%, 9/01/29 ....................................................      4,575,000         5,261,616
     Series A, MBIA Insured, 5.75%, 9/01/35 ....................................................     10,825,000        12,435,976
  Colorado School of Mines Auxiliary Facilities Revenue, Enterprise, Refunding and Improvement,
    AMBAC Insured, 5.00%, 12/01/30 .............................................................      2,000,000         2,062,240
  Colorado Springs Hospital Revenue, Refunding, 6.375%, 12/15/30 ...............................      7,500,000         8,194,275
  Colorado Springs Utilities Revenue,
     Refunding and Improvement, Series A, 5.375%, 11/15/26 .....................................     10,000,000        10,602,100
     sub. lien, System Improvement, Series A, 5.00%, 11/15/33 ..................................      2,030,000         2,133,388
     sub. lien, System Improvement, Series B, 5.00%, 11/15/27 ..................................      5,000,000         5,251,500
  Colorado State Board of Community Colleges and Occupational Education Revenue, Red Rocks
    Community College Project, AMBAC Insured, Pre-Refunded, 6.00%, 11/01/19 ....................         90,000            97,268
  Colorado Water Resource and Power Development Authority Clean Water Revenue, Series A,
     6.15%, 9/01/11 ............................................................................        125,000           126,646
     6.30%, 9/01/14 ............................................................................         25,000            25,331
  Colorado Water Resource and Power Development Authority Small Water Resource Revenue,
    Series A, FGIC Insured, 5.80%, 11/01/20 ....................................................      2,000,000         2,333,120
  Denver City and County Airport Revenue,
     Series A, 7.50%, 11/15/23 .................................................................      3,315,000         3,510,452
     Series A, AMBAC Insured, 5.625%, 11/15/23 .................................................      4,500,000         4,849,020
     Series A, Pre-Refunded, 7.50%, 11/15/23 ...................................................        685,000           729,319
     Series B, 5.50%, 11/15/33 .................................................................      5,000,000         5,063,300
     Series D, 7.75%, 11/15/13 .................................................................      1,000,000         1,244,100
  Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/25 ...........     17,000,000        20,348,830
  Denver City and County School District No. 1 GO, FSA Insured, 4.50%, 12/01/28 ................      3,500,000         3,479,105
  Denver Health and Hospital Authority Healthcare Revenue, Series A, 6.00%,
     12/01/23 ..................................................................................      1,000,000         1,013,470
     12/01/31 ..................................................................................      5,400,000         5,439,258
  Dolores County School District GO, FSA Insured, 5.375%, 12/01/25 .............................      1,400,000         1,507,576
  Douglas County School District No. 1 GO, Douglas and Elbert Counties, Improvement, Series A,
    MBIA Insured, 6.50%, 12/15/16 ..............................................................        230,000           241,748
  El Paso County Mortgage Revenue, Stetson Meadows, Series A, GNMA Secured, 5.25%,
    12/20/32 ...................................................................................      1,900,000         1,957,874


86 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  El Paso County School District No. 2 GO, FGIC Insured, 5.25%, 12/01/26 .......................    $ 4,000,000   $     4,266,800
  El Paso County School District No. 38 GO, Pre-Refunded, 6.00%, 12/01/24 ......................      1,500,000         1,829,115
  Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 ......................      5,325,000         5,564,252
  Garfield County Building Corp. COP, AMBAC Insured, 5.75%,
     12/01/19 ..................................................................................      1,500,000         1,746,015
     12/01/24 ..................................................................................      1,000,000         1,149,070
  Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured,
    5.95%, 7/01/28 .............................................................................      1,000,000         1,049,460
  La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
     5.75%, 4/01/14 ............................................................................      2,090,000         2,168,981
     6.00%, 4/01/19 ............................................................................      1,000,000         1,023,410
     6.10%, 4/01/24 ............................................................................      1,000,000         1,021,790
  Lakewood MFHR, Mortgage, FHA Insured,
     6.65%, 10/01/25 ...........................................................................      1,235,000         1,289,105
     6.70%, 10/01/36 ...........................................................................      3,025,000         3,159,764
  Larimer and Weld County School District No. Re-5j GO, Series B, MBIA Insured, 5.00%,
    11/15/29 ...................................................................................      1,040,000         1,091,282
  Las Animas County School District No. 1 COP, Refunding,
     6.15%, 12/01/08 ...........................................................................      1,000,000         1,081,320
     6.20%, 12/01/10 ...........................................................................        935,000         1,008,631
  Montrose County COP, 6.35%, 6/15/06 ..........................................................      1,850,000         1,893,845
  Mountain College Residence Hall Authority Revenue, MBIA Insured,
    5.75%, 6/01/23 .............................................................................      2,000,000         2,173,160
  Northwest Parkway Public Highway Authority Revenue, Series A,
     AMBAC Insured, 5.125%, 6/15/26 ............................................................      7,500,000         7,951,350
     AMBAC Insured, 5.125%, 6/15/31 ............................................................      4,465,000         4,712,718
     FSA Insured, 5.25%, 6/15/41 ...............................................................      3,460,000         3,687,357
  Pitkin County Open Space Acquisition GO, Refunding, AMBAC Insured,
    5.375%, 12/01/30 ...........................................................................      2,940,000         3,171,290
  Pueblo Board Waterworks Water Revenue, Series A, FSA Insured, 6.00%, 11/01/21 ................      4,300,000         5,113,431
  Pueblo County COP, Public Parking, 6.90%, 7/01/15 ............................................        430,000           438,364
  Pueblo County GO, MBIA Insured, 6.00%, 6/01/16 ...............................................      4,395,000         4,820,568
  Pueblo County School District No. 070 Pueblo Rural GO, FGIC Insured, Pre-Refunded, 6.00%,
    12/01/19 ...................................................................................      3,995,000         4,793,121
  Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding, AMBAC Insured, 6.10%,
    12/01/15 ...................................................................................      1,000,000         1,015,670
  Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 ...............................................................         25,000            27,109
  Puerto Rico Commonwealth Public Improvement GO, Series A, 5.00%, 7/01/27 .....................      6,000,000         6,235,380
  Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%, 7/01/33 ....................      4,000,000         4,141,480
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%,
     7/01/22 ...................................................................................      1,335,000         1,391,524
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 ....................      7,400,000         7,935,390
  Regional Transportation District Sales Tax Revenue, Series A, FGIC Insured, 5.125%,
    11/01/20 ...................................................................................      1,735,000         1,868,769
  Summit County Sports Facilities Revenue, Keystone Resorts Project, Ralston Purina Co.,
    Refunding, 7.875%, 9/01/08 .................................................................      2,750,000         3,387,863
  University of Colorado COP, USHSC and Academic Project, Series A, AMBAC Insured, 5.00%,
    6/01/33 ....................................................................................      6,070,000         6,339,083
  University of Colorado Hospital Authority Revenue, Series A, 5.60%,
    11/15/25 ...................................................................................      1,900,000         1,976,893
  UTE Water Conservancy District Water Revenue, MBIA Insured, 5.75%, 6/15/20 ...................      5,000,000         5,817,050




                                                              Annual Report | 87

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
     5.40%, 10/01/12 ...........................................................................    $ 2,500,000   $     2,705,125
     5.50%, 10/01/22 ...........................................................................      2,500,000         2,598,475
  Westminster Building Authority COP, MBIA Insured, 5.25%, 12/01/22 ............................      1,555,000         1,681,111
                                                                                                                  ---------------
  TOTAL LONG TERM INVESTMENTS (COST $342,941,215) ..............................................                      373,919,601
                                                                                                                  ---------------
  SHORT TERM INVESTMENTS .9%
a Colorado Health Facilities Authority Revenue, The Visiting Nurse Corp., Daily VRDN and Put,
    1.03%, 7/01/22 .............................................................................        200,000           200,000
a Colorado Springs Utilities Revenue, sub. lien, Series A, Weekly VRDN and Put, .90%,
    11/01/29 ...................................................................................        900,000           900,000
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, .89%, 12/01/15 ........................................................        700,000           700,000
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, .92%, 7/01/28 ................................      1,500,000         1,500,000
                                                                                                                  ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $3,300,000) ...............................................                        3,300,000
                                                                                                                  ---------------
  TOTAL INVESTMENTS (COST $346,241,215) 98.7% ..................................................                      377,219,601
  OTHER ASSETS, LESS LIABILITIES 1.3% ..........................................................                        4,989,158
                                                                                                                  ---------------
  NET ASSETS 100.0% ............................................................................                  $   382,208,759
                                                                                                                  ---------------



See glossary of terms on page 173.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



88 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS



FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
                                                                    -----------------------------------------------------------
                                                                                        YEAR ENDED FEBRUARY 28,
CLASS A                                                                  2004 C      2003        2002        2001        2000 C
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $11.10      $10.88      $10.63      $10.06      $11.27
                                                                    -----------------------------------------------------------
Income from investment operations:

 Net investment income a ........................................         .49         .51         .53         .56         .56

 Net realized and unrealized gains (losses) .....................         .02         .22         .25         .56       (1.21)
                                                                    -----------------------------------------------------------
Total from investment operations ................................         .51         .73         .78        1.12        (.65)
                                                                    -----------------------------------------------------------
Less distributions from net investment income ...................        (.49)       (.51)       (.53)       (.55)       (.56)
                                                                    -----------------------------------------------------------
Net asset value, end of year ....................................      $11.12      $11.10      $10.88      $10.63      $10.06
                                                                    -----------------------------------------------------------

Total return b ..................................................        4.72%       6.90%       7.53%      11.43%      (5.90)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................    $265,854    $279,268    $266,100    $228,844    $207,745

Ratios to average net assets:

 Expenses .......................................................         .70%        .70%        .70%        .73%        .71%

 Net investment income ..........................................        4.43%       4.66%       4.91%       5.37%       5.26%

Portfolio turnover rate .........................................        6.79%      10.20%      15.45%      10.11%      30.61%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.




                                                              Annual Report | 89

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND (CONTINUED)
                                                                    -----------------------------------------------------------
                                                                                        YEAR ENDED FEBRUARY 28,
CLASS C                                                                  2004 C      2003        2002        2001        2000 C
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $11.15      $10.92      $10.66      $10.10      $11.30
                                                                    -----------------------------------------------------------
Income from investment operations:

 Net investment income a ........................................         .43         .45         .47         .50         .50

 Net realized and unrealized gains (losses) .....................         .02         .23         .26         .56       (1.20)
                                                                    -----------------------------------------------------------
Total from investment operations ................................         .45         .68         .73        1.06        (.70)
                                                                    -----------------------------------------------------------
Less distributions from net investment income ...................        (.43)       (.45)       (.47)       (.50)       (.50)
                                                                    -----------------------------------------------------------
Net asset value, end of year ....................................      $11.17      $11.15      $10.92      $10.66      $10.10
                                                                    -----------------------------------------------------------

Total return b ..................................................        4.12%       6.40%       7.01%      10.69%      (6.32)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................     $42,817     $46,267     $38,368     $27,256     $25,007

Ratios to average net assets:

 Expenses .......................................................        1.27%       1.24%       1.25%       1.28%       1.26%

 Net investment income ..........................................        3.86%       4.12%       4.36%       4.83%       4.73%

Portfolio turnover rate .........................................        6.79%      10.20%      15.45%      10.11%      30.61%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.


90 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.6%
  Bridgeport GO, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/15/19 ..........................   $ 1,000,000   $     1,209,300
  Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding, 5.50%,
    5/15/39 .....................................................................................     4,000,000         3,696,920
 aConnecticut GO, Series A, MBIA Insured, 4.75%, 3/01/23 ........................................     3,500,000         3,637,515
  Connecticut State Airport Revenue, Bradley International Airport, Series A, FGIC Insured,
    5.125%, 10/01/26 ............................................................................     3,000,000         3,121,590
  Connecticut State Development Authority First Mortgage Gross Revenue, Health Care Project,
     5.75%, 12/01/23 ............................................................................       750,000           780,570
     Baptist Homes Inc. Project, Refunding, Asset Guaranteed, 5.625%, 9/01/22 ...................     2,000,000         2,190,020
     Church Homes Inc., Refunding, 5.80%, 4/01/21 ...............................................     4,000,000         3,910,840
     Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ..............................     1,100,000         1,113,167
  Connecticut State Development Authority PCR, Connecticut Light and
    Water, Refunding, Series A, 5.85%, 9/01/28 ..................................................     5,500,000         5,832,420
  Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project,
    Refunding, Asset Guaranteed, 5.00%, 9/01/21 .................................................     2,000,000         2,074,000
  Connecticut State Development Authority Solid Waste Disposal Facilities Revenue, Pfizer Inc.
    Project, 7.00%, 7/01/25 .....................................................................     2,000,000         2,184,360
  Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic
    Co. Project,
     6.15%, 4/01/35 .............................................................................     1,000,000         1,056,320
     6.00%, 9/01/36 .............................................................................    10,000,000        10,456,600
  Connecticut State GO,
     Series B, 5.00%, 6/15/20 ...................................................................    10,000,000        10,717,200
     Series B, 5.00%, 6/15/22 ...................................................................     2,000,000         2,131,000
     Series F, FSA Insured, 5.00%, 10/15/19 .....................................................     4,000,000         4,358,960
  Connecticut State Health and Educational Facilities Authority Revenue,
     Abbot Terrace Health Center Project, Series A, Pre-Refunded, 6.00%,
     11/01/14 ...................................................................................     2,000,000         2,280,840
     Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 ...................................     5,000,000         5,197,400
     Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 ..............................     3,250,000         3,640,650
     Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 ....................     1,250,000         1,383,313
     Child Care Facilities Program, Series E, AMBAC Insured, 5.00%, 7/01/31 .....................     1,000,000         1,045,660
     Choate Rosemary Hall, Series A, MBIA Insured, Pre-Refunded, 7.00%,
      7/01/25 ...................................................................................     1,500,000         1,544,805
     Connecticut College Project, Series D-1, MBIA Insured, 5.75%, 7/01/30 ......................     1,000,000         1,143,270
     Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%,
      7/01/29 ...................................................................................     3,500,000         3,906,840
     Eastern Connecticut Health Network, Refunding, Series A, Asset Guaranteed, 6.00%,
      7/01/25 ...................................................................................     9,195,000        10,329,019
     Fairfield University, Series I, MBIA Insured, 5.25%, 7/01/25 ...............................     2,500,000         2,648,950
     Fairfield University, Series I, MBIA Insured, 5.50%, 7/01/29 ...............................     8,000,000         8,821,200
     Fairfield University, Series J, MBIA Insured, 5.00%, 7/01/29 ...............................     3,000,000         3,132,540
     Greenwich Academy, Series B, FSA Insured, 5.00%, 3/01/32 ...................................     4,210,000         4,401,766
     Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 .................................     2,000,000         2,191,300
     Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ............................     3,800,000         3,951,088
     Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 .....................     1,000,000         1,113,830
     Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 ............................     3,000,000         2,583,960
     Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 .............................     3,200,000         2,576,960
     Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ..................................       500,000           660,105
     New Horizons Village Project, 7.30%, 11/01/16 ..............................................     2,905,000         3,058,645
     Sacred Heart University, Refunding, Series E, Asset Guaranteed,
      5.00%, 7/01/28 ............................................................................     4,000,000         4,102,200


                                                              Annual Report | 91

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Connecticut State Health and Educational Facilities Authority Revenue, (cont.)
     Sacred Heart University, Series C, 6.50%, 7/01/16 ..........................................   $   235,000   $       251,443
     Sacred Heart University, Series C, 6.625%, 7/01/26 .........................................       785,000           825,922
     Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ............................       765,000           869,224
     Sacred Heart University, Series C, Pre-Refunded, 6.625%, 7/01/26 ...........................     6,215,000         7,079,444
     Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 ............................     1,000,000         1,163,510
     Series B, MBIA Insured, 5.00%, 7/01/33 .....................................................     2,690,000         2,829,046
     St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ...................................     4,615,000         3,939,133
     Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26 ...................................     2,000,000         2,202,380
     Trinity College, Series G, AMBAC Insured, 5.00%, 7/01/31 ...................................     5,425,000         5,697,444
     University of Connecticut Foundation, Series A, 5.375%, 7/01/29 ............................     1,250,000         1,315,725
     Village Families and Children, Series A, AMBAC Insured, 5.00%, 7/01/32 .....................     1,000,000         1,043,880
     Westover School, Series A, Asset Guaranteed, 5.70%, 7/01/30 ................................     2,000,000         2,186,260
     Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ..............................     5,000,000         4,415,550
     Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%,
      7/01/25 ...................................................................................     4,000,000         4,325,920
  Connecticut State HFAR,
     Housing Finance Mortgage Project, Series B, 6.10%, 11/15/31 ................................     2,715,000         2,871,058
     Housing Mortgage Finance Program, Series C-2, 6.25%, 11/15/18 ..............................     1,500,000         1,581,810
     Housing Mortgage Finance Program, Series D-1, 5.55%, 11/15/28 ..............................     1,000,000         1,035,930
     Housing Mortgage Finance Program, Sub Series E-2, 5.20%, 11/15/21 ..........................     1,840,000         1,907,749
     Housing Mortgage Finance, Sub Series E-4, 5.05%, 5/15/28 ...................................     4,650,000         4,740,675
     Special Obligation, Special Needs Housing, Series 1, AMBAC Insured,
      5.00%, 6/15/22 ............................................................................     1,000,000         1,039,900
     Special Obligation, Special Needs Housing, Series 1, AMBAC Insured,
      5.00%, 6/15/32 ............................................................................     1,000,000         1,029,930
  Connecticut State Higher Education Supplemental Loan Authority Revenue, Family Education
Loan Program, Series A,
     AMBAC Insured, 6.00%, 11/15/18 .............................................................     1,415,000         1,485,948
     MBIA Insured, 5.50%, 11/15/17 ..............................................................     1,535,000         1,610,568
  Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
     Series A, FSA Insured, Pre-Refunded, 5.375%, 10/01/18 ......................................     2,000,000         2,365,880
     Series A, FSA Insured, Pre-Refunded, 5.00%, 10/01/21 .......................................     1,000,000         1,157,380
     Series B, AMBAC Insured, 5.00%, 12/01/20 ...................................................     5,000,000         5,411,600
     Series B, AMBAC Insured, 5.00%, 12/01/22 ...................................................     1,000,000         1,062,490
  Griswold GO, AMBAC Insured, 7.50%, 4/01/06 ....................................................       200,000           225,380
  Guam Power Authority Revenue, Series A, Pre-Refunded, 6.75%, 10/01/24 .........................     5,500,000         5,794,360
  New Haven GO, Refunding, Series C, MBIA Insured, 5.00%, 11/01/22 ..............................     3,000,000         3,203,550
  Puerto Rico Commonwealth GO, Public Improvement,
     MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 .................................................     1,775,000         2,104,919
     Refunding, FSA Insured, 5.125%, 7/01/30 ....................................................     2,000,000         2,122,020
     Series A, 5.125%, 7/01/31 ..................................................................     5,000,000         5,202,400
     Series A, 5.00%, 7/01/33 ...................................................................     1,000,000         1,035,370
     Series A, FGIC Insured, 5.00%, 7/01/32 .....................................................     5,000,000         5,271,150
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, 5.00%, 7/01/38 ...................................................................     2,500,000         2,556,950
     Series G, 5.00%, 7/01/33 ...................................................................     2,000,000         2,070,740
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    AMBAC Insured, 5.00%, 7/01/28 ...............................................................     5,000,000         5,186,050



92 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Electric Power Authority Revenue,
     Series HH, FSA Insured, 5.25%, 7/01/29 .....................................................   $13,000,000   $    13,933,140
     Series II, 5.25%, 7/01/31 ..................................................................     1,000,000         1,062,820
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A,
    5.15%, 7/01/19 ..............................................................................     3,595,000         3,673,587
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ...................     1,000,000         1,043,430
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 .....................     8,000,000         8,578,800
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.70%,
    8/01/25 .....................................................................................    11,000,000        12,066,340
  South Regional Water Authority Water System Revenue, Series A, MBIA Insured, 5.00%,
    8/01/33 .....................................................................................     6,000,000         6,341,100
  University of Connecticut Revenue, Student Fee,
     Refunding, Series A, FGIC Insured, 5.00%, 11/15/26 .........................................    10,000,000        10,590,500
     Series A, 5.00%, 5/15/23 ...................................................................    10,000,000        10,585,100
     Series A, FGIC Insured, Pre-Refunded, 6.00%, 11/15/25 ......................................     1,500,000         1,839,870
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/13 ...................................................................................     2,500,000         2,704,575
     10/01/22 ...................................................................................     2,500,000         2,598,475
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
    7/01/21 .....................................................................................     1,000,000         1,007,400
                                                                                                                  ---------------
  TOTAL LONG TERM INVESTMENTS (COST $286,558,998) ...............................................                     304,428,948

  SHORT TERM INVESTMENTS 1.7%
 bConnecticut State Health and Educational Facilities Authority Revenue, Weekly VRDN and Put,
    .91%, 7/01/27 ...............................................................................     3,800,000         3,800,000
 bPuerto Rico Commonwealth Government Development Bank Revenue, Refunding,
    MBIA Insured, Weekly VRDN and Put, .89%, 12/01/15 ...........................................     1,400,000         1,400,000
                                                                                                                  ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $5,200,000) ................................................                       5,200,000
                                                                                                                  ---------------
  TOTAL INVESTMENTS (COST $291,758,998) 100.3% ..................................................                     309,628,948
  OTHER ASSETS, LESS LIABILITIES (.3)% ..........................................................                        (957,845)
                                                                                                                  ---------------
  NET ASSETS 100.0% .............................................................................                 $   308,671,103
                                                                                                                  ---------------



See glossary of terms on page 173.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.
b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                         Annual Report | See notes to financial statements. | 93

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN DOUBLE TAX-FREE INCOME FUND
                                                                   -------------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                                  2004 C      2003        2002        2001        2000 C
                                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................       $11.90      $11.68      $11.55      $10.95      $11.88
                                                                   -------------------------------------------------------------

Income from investment operations:

 Net investment income a .......................................          .52         .54         .56         .58         .59

 Net realized and unrealized gains (losses) ....................          .19         .22         .15         .60        (.92)
                                                                   -------------------------------------------------------------
Total from investment operations ...............................          .71         .76         .71        1.18        (.33)
                                                                   -------------------------------------------------------------

Less distributions from:

 Net investment income .........................................         (.52)       (.54)       (.58)       (.58)       (.58)

 Net realized gains ............................................         (.03)         --          -- d        --        (.02)
                                                                   -------------------------------------------------------------
Total distributions ............................................         (.55)       (.54)       (.58)       (.58)       (.60)
                                                                   -------------------------------------------------------------
Net asset value, end of year ...................................       $12.06      $11.90      $11.68      $11.55      $10.95
                                                                   -------------------------------------------------------------

Total return b .................................................         6.18%       6.67%       6.29%      11.06%      (2.91)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................     $298,732    $273,119    $239,081    $205,678    $195,157

Ratios to average net assets:

 Expenses ......................................................          .72%        .74%        .75%        .77%        .74%

 Net investment income .........................................         4.35%       4.61%       4.84%       5.18%       5.14%

Portfolio turnover rate ........................................        25.31%      31.54%      33.53%      42.32%      13.41%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The fund made a capital gain distribution of $.002.






94 | Annual Report

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND (CONTINUED)
                                                                   -------------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                                  2004 C      2003        2002        2001        2000 C
                                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $11.93      $11.70      $11.58      $10.97      $11.89
                                                                   -------------------------------------------------------------

Income from investment operations:

 Net investment income a ........................................         .45         .48         .50         .52         .53

 Net realized and unrealized gains (losses) .....................         .20         .23         .13         .61        (.92)
                                                                   -------------------------------------------------------------
Total from investment operations ................................         .65         .71         .63        1.13        (.39)
                                                                   -------------------------------------------------------------
Less distributions from:

 Net investment income ..........................................        (.45)       (.48)       (.51)       (.52)       (.51)

 Net realized gains .............................................        (.03)         --        -- d          --        (.02)
                                                                   -------------------------------------------------------------
Total distributions .............................................        (.48)       (.48)       (.51)       (.52)       (.53)
                                                                   -------------------------------------------------------------
Net asset value, end of year ....................................      $12.10      $11.93      $11.70      $11.58      $10.97
                                                                   -------------------------------------------------------------

Total return b ..................................................        5.67%       6.17%       5.59%      10.54%      (3.37)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................     $45,572     $30,856     $17,971     $10,413      $7,270

Ratios to average net assets:

 Expenses .......................................................        1.30%       1.24%       1.30%       1.32%       1.30%

 Net investment income ..........................................        3.77%       4.11%       4.29%       4.63%       4.60%

Portfolio turnover rate .........................................       25.31%      31.54%      33.53%      42.32%      13.41%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The fund made a capital gain distribution of $.002.




                         Annual Report | See notes to financial statements. | 95

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.9%
  Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding, 5.50%,
    5/15/39 ....................................................................................    $ 5,000,000   $     4,621,150
  Guam International Airport Authority General Revenue, Series B, MBIA Insured, 5.00%,
    10/01/12 ...................................................................................        700,000           799,484
  Guam International Airport Authority Revenue,
     Series A, MBIA Insured, 5.25%, 10/01/20 ...................................................      1,725,000         1,909,592
     Series A, MBIA Insured, 5.25%, 10/01/21 ...................................................        715,000           787,301
     Series A, MBIA Insured, 5.25%, 10/01/22 ...................................................        700,000           765,534
     Series B, MBIA Insured, 5.25%, 10/01/22 ...................................................      1,000,000         1,093,620
     Series B, MBIA Insured, 5.25%, 10/01/23 ...................................................      1,000,000         1,087,820
     Series C, MBIA Insured, 5.25%, 10/01/21 ...................................................      5,000,000         5,304,750
     Series C, MBIA Insured, 5.00%, 10/01/23 ...................................................      5,000,000         5,224,300
  Guam Power Authority Revenue,
     Refunding, Series A, MBIA Insured, 5.125%, 10/01/29 .......................................      1,975,000         2,081,294
     Refunding, Series A, MBIA Insured, 5.25%, 10/01/34 ........................................      7,000,000         7,482,230
     Series A, Pre-Refunded, 6.75%, 10/01/24 ...................................................      2,680,000         2,823,434
  Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, Pre-Refunded, 5.75%,
    7/01/26 ....................................................................................      3,000,000         3,557,610
  Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%, 7/01/27 ....................      5,000,000         5,196,150
  Puerto Rico Commonwealth GO, Public Improvement, Series A,
     5.375%, 7/01/28 ...........................................................................      2,000,000         2,141,580
     FGIC Insured, 5.125%, 7/01/31 .............................................................      5,000,000         5,288,850
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
     Refunding, Series AA, 5.00%, 7/01/35 ......................................................      4,200,000         4,348,554
     Series Y, 5.50%, 7/01/36 ..................................................................     11,850,000        13,162,861
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue, 5.00%,
    7/01/23 ....................................................................................      1,000,000         1,075,550
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series B, Pre-Refunded, 6.00%, 7/01/39 ....................................................     10,000,000        12,187,400
     Series D, 5.375%, 7/01/36 .................................................................     11,990,000        12,857,476
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation Bonds,
    Series A, ETM, 5.50%, 10/01/32 .............................................................     10,000,000        11,239,100
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     7.50%, 7/01/09 ............................................................................        310,000           311,181
     AMBAC Insured, 5.00%, 7/01/21 .............................................................     10,000,000        10,594,200
     AMBAC Insured, 5.00%, 7/01/28 .............................................................      2,000,000         2,074,420
  Puerto Rico Commonwealth Urban Renewal and Housing Corp. Revenue, Commonwealth
    Appropriation, Refunding, 7.875%, 10/01/04 .................................................        365,000           366,956
  Puerto Rico Electric Power Authority Power Revenue, Series NN,
     5.125%, 7/01/29 ...........................................................................      5,125,000         5,386,426
     MBIA Insured, 5.00%, 7/01/32 ..............................................................      2,000,000         2,119,140
  Puerto Rico Electric Power Authority Revenue,
     Series HH, FSA Insured, 5.25%, 7/01/29 ....................................................      1,605,000         1,720,207
     Series II, 5.25%, 7/01/31 .................................................................     15,500,000        16,473,710
     Series II, FSA Insured, 5.125%, 7/01/26 ...................................................      1,000,000         1,074,720
  Puerto Rico HFAR, Capital Fund Program, 4.60%, 12/01/24 ......................................     10,000,000        10,117,700



96 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Puerto Rico HFC, HMR, MBS, Series A, GNMA Secured, 5.20%, 12/01/33 ...........................    $12,010,000   $    12,386,153
  Puerto Rico HFC Revenue,
     MF Mortgage, Portfolio A-I, 7.50%, 10/01/15 ...............................................        295,000           295,982
     MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ................................................        870,000           875,081
     Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ....................      2,060,000         2,092,239
  Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage,
    First Portfolio, 6.25%, 4/01/29 ............................................................      1,915,000         1,981,776
  Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
    Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 ...................................        900,000           926,055
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Hospital Revenue,
     Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 ........................      2,500,000         2,693,850
     Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 .........................        500,000           530,900
     Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%,
      7/01/24 ..................................................................................      8,445,000         8,945,451
     Mennonite General Hospital Project, 5.625%, 7/01/17 .......................................        790,000           698,637
     Mennonite General Hospital Project, 5.625%, 7/01/27 .......................................      1,950,000         1,610,837
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue,
     Guaynabo Municipal Government, 5.625%, 7/01/15 ............................................      6,550,000         6,938,088
     Guaynabo Municipal Government, 5.625%, 7/01/22 ............................................      3,160,000         3,293,794
     Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ..............................................      1,250,000         1,277,325
     Guaynabo Warehouse, Series A, 5.20%, 7/01/24 ..............................................      4,120,000         4,143,196
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue,
     Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21 ......................      2,000,000         2,100,240
     Ana G. Mendez University System Project, Refunding, 5.375%, 2/01/29 .......................      8,850,000         9,015,584
     Cogen Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ..................................      5,970,000         6,349,811
     University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ..........................      6,000,000         6,260,580
  Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.50%,
    8/01/23 ....................................................................................      7,400,000         8,356,746
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured,
    5.00%, 8/01/27 .............................................................................      6,500,000         6,879,210
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 ....................     12,500,000        13,404,375
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ...................      1,250,000         1,253,938
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
     Series A, 5.00%, 6/01/26 ..................................................................      3,865,000         3,959,577
     Series A, MBIA Insured, 5.00%, 8/01/31 ....................................................      1,000,000         1,049,810
     Series E, 5.50%, 8/01/29 ..................................................................      9,000,000         9,748,800
  Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
     6.45%, 3/01/16 ............................................................................        275,000           284,383
     6.50%, 3/01/25 ............................................................................        655,000           675,469
  Virgin Islands PFAR,
     Gross Receipts Taxes, Loan Notes, 5.00%, 10/01/26 .........................................      5,000,000         5,260,050
     Gross Receipts Taxes, Loan Notes, 5.00%, 10/01/33 .........................................      9,220,000         9,643,843
     Gross Receipts Taxes, Loan Notes, FSA Insured, 5.00%, 10/01/22 ............................      1,000,000         1,084,630
     senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ........................      3,000,000         3,172,740
     senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 ........................      6,750,000         7,015,883
     senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 .......................      3,950,000         4,097,651
  Virgin Islands Port Authority Marine Revenue, Series A, FSA Insured,
     5.25%, 9/01/18 ............................................................................      3,930,000         4,278,905
     5.00%, 9/01/23 ............................................................................     10,000,000        10,477,000



                                                              Annual Report | 97

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Virgin Islands Water and Power Authority Electric System Revenue,
     AMBAC Insured, 4.50%, 7/01/28 .............................................................    $ 5,000,000   $     5,045,250
     Refunding, 5.30%, 7/01/18 .................................................................      4,175,000         4,237,415
     Refunding, 5.30%, 7/01/21 .................................................................      1,000,000         1,007,400
  Virgin Islands Water and Power Authority Water System Revenue, Refunding,
     5.25%, 7/01/12 ............................................................................      4,000,000         4,258,040
     5.50%, 7/01/17 ............................................................................      4,000,000         4,199,920
                                                                                                                  ---------------
  TOTAL LONG TERM INVESTMENTS (COST $316,174,360) ..............................................                      337,080,914
                                                                                                                  ---------------
  SHORT TERM INVESTMENTS .8%
 aPuerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, .89%, 12/01/15 ........................................................      2,300,000         2,300,000
 aPuerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, .92%, 7/01/28 ................................        500,000           500,000
                                                                                                                  ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $2,800,000) ...............................................                        2,800,000
                                                                                                                  ---------------
  TOTAL INVESTMENTS (COST $318,974,360) 98.7% ..................................................                      339,880,914
  OTHER ASSETS, LESS LIABILITIES 1.3% ..........................................................                        4,423,268
                                                                                                                  ---------------
  NET ASSETS 100.0% ............................................................................                  $   344,304,182
                                                                                                                  ---------------


See glossary of terms on page 173.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



98 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND
                                                                    -----------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                                  2004 C      2003        2002        2001        2000 C
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $11.48      $11.14      $10.94      $10.52      $11.30
                                                                    -----------------------------------------------------------

Income from investment operations:

 Net investment income a .........................................        .43         .46         .50         .52         .51

 Net realized and unrealized gains (losses) ......................        .28         .35         .21         .42        (.78)
                                                                    -----------------------------------------------------------
Total from investment operations .................................        .71         .81         .71         .94        (.27)
                                                                    -----------------------------------------------------------
Less distributions from net investment income ....................       (.43)       (.47)       (.51)       (.52)       (.51)
                                                                    -----------------------------------------------------------
Net asset value, end of year .....................................     $11.76      $11.48      $11.14      $10.94      $10.52
                                                                    -----------------------------------------------------------

Total return b ...................................................       6.33%       7.45%       6.64%       9.10%      (2.43)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................   $454,942    $365,043    $240,157    $164,450    $170,907

Ratios to average net assets:

 Expenses ........................................................        .70%        .72%        .77%        .76%        .73%

 Expenses excluding waiver and payments by affiliate .............        .70%        .72%        .77%        .76%        .75%

 Net investment income ...........................................       3.69%       4.07%       4.49%       4.88%       4.72%

Portfolio turnover rate ..........................................       8.62%       4.86%       7.47%       8.87%      31.27%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.




                                                              Annual Report | 99

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND (CONTINUED)
                                                                              -------------------
                                                                                 PERIOD ENDED
CLASS C                                                                       FEBRUARY 29, 2004 C
                                                                              -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................................           $11.67
                                                                              -------------------
Income from investment operations:

 Net investment income a ..................................................              .24

 Net realized and unrealized gains (losses) ...............................              .10
                                                                              -------------------
Total from investment operations ..........................................              .34
                                                                              -------------------
Less distributions from net investment income .............................             (.24)
                                                                              -------------------
Net asset value, end of period ............................................           $11.77
                                                                              -------------------

Total return b ............................................................             2.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........................................          $11,182

Ratios to average net assets:

 Expenses .................................................................             1.25% d

 Net investment income ....................................................             3.14% d

Portfolio turnover rate ...................................................             8.62%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period July 1, 2003 (effective date) to February 29, 2004.
d Annualized.




100 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.6%
  BONDS 98.1%
  ALABAMA 5.3%
  Alabama State GO, Series A, 4.00%,
     9/01/12 ...................................................................................    $ 2,130,000   $     2,277,119
     9/01/15 ...................................................................................      1,000,000         1,038,050
  Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan,
     Refunding, Series B, AMBAC Insured, 4.625%, 8/15/13 .......................................      5,900,000         6,468,583
     Series B, AMBAC Insured, 4.125%, 2/15/14 ..................................................      3,000,000         3,166,590
  East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
    Series A, MBIA Insured,
     4.50%, 9/01/13 ............................................................................      1,925,000         2,084,679
     4.625%, 9/01/14 ...........................................................................      2,010,000         2,170,639
     4.50%, 9/01/15 ............................................................................      2,100,000         2,226,000
  Huntsville Capital Improvement Warrants GO, Series C, AMBAC Insured,
    4.00%, 11/01/14 ............................................................................      1,590,000         1,667,942
  Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
    4.80%, 6/01/13 .............................................................................      2,400,000         2,676,600
  Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/12 ............................................        600,000           692,538
                                                                                                                  ---------------
                                                                                                                       24,468,740
                                                                                                                  ---------------
  ALASKA .1%
  Alaska State HFC Revenue, Veteran's Mortgage, First Series, GNMA Secured, 5.80%,
    6/01/04 ....................................................................................        280,000           283,301
                                                                                                                  ---------------
  ARIZONA 5.7%
  Arizona School Facilities Board Revenue, Series B, FGIC Insured,
    4.00%, 9/01/13 .............................................................................      5,000,000         5,342,200
  Maricopa County GO,
     School District No. 11, Peoria Unified, Refunding, FSA Insured,
     4.00%, 7/01/12 ............................................................................      2,200,000         2,354,286
     School District No. 40, Glendale School Improvement, 6.10%, 7/01/08 .......................        570,000           611,411
     School District No. 40, Glendale School Improvement, Pre-Refunded,
      6.10%, 7/01/08 ...........................................................................        430,000           462,611
     School District No. 97, Deer Valley School Improvement, Series A, FGIC Insured, 4.75%,
      7/01/12 ..................................................................................      4,000,000         4,499,760
  Maricopa County USD No. 48 Scottsdale GO, Refunding, Series A, FSA Insured, 4.00%,
    7/01/15 ....................................................................................      3,000,000         3,147,780
  Maricopa County USD No. 80 Chandler GO, Project of 2002, Series A, FSA Insured, 4.00%,
    7/01/14 ....................................................................................      1,000,000         1,054,130
  Mesa GO,
     FGIC Insured, Pre-Refunded, 4.50%, 7/01/14 ................................................      1,000,000         1,119,620
     Refunding, Series A, FGIC Insured, 4.20%, 7/01/16 .........................................        715,000           746,124
  Phoenix GO, Refunding, 4.00%, 7/01/15 ........................................................      4,000,000         4,125,640
  Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 4.00%,
     7/01/14 ...................................................................................      1,110,000         1,165,533
     7/01/15 ...................................................................................      1,000,000         1,037,850
     7/01/16 ...................................................................................      1,000,000         1,028,220
                                                                                                                  ---------------
                                                                                                                       26,695,165
                                                                                                                  ---------------




                                                             Annual Report | 101

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  ARKANSAS 1.3%
  Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding, Series A,
    6.20%, 8/01/17 .............................................................................    $ 1,105,000   $     1,174,272
  Little Rock GO, Capital Improvements, FSA Insured, 4.00%, 4/01/15 ............................      2,500,000         2,588,125
  University of Arkansas University Revenue, Student Fee University of Arkansas at Fort Smith,
    FSA Insured, 4.75%, 12/01/15 ...............................................................      2,295,000         2,478,325
                                                                                                                  ---------------
                                                                                                                        6,240,722
                                                                                                                  ---------------
  CALIFORNIA 9.6%
  California State Department of Water Resources Power Supply Revenue, Series A, 5.125%,
    5/01/18 ....................................................................................      3,000,000         3,197,310
  California State GO, Refunding, 5.00%, 2/01/17 ...............................................      3,000,000         3,149,160
  California State Various Purpose GO, 5.25%, 11/01/17 .........................................     10,000,000        10,744,000
  Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue,
    5.00%, 6/01/12 .............................................................................      1,500,000         1,601,115
  Los Angeles Department of Water and Power Waterworks Revenue, Series B, MBIA Insured,
    4.25%, 7/01/17 .............................................................................      6,530,000         6,789,959
  Los Angeles USD, GO, Series A, MBIA Insured,
     4.125%, 7/01/15 ...........................................................................      2,500,000         2,622,725
     4.25%, 7/01/16 ............................................................................      2,500,000         2,621,625
  Los Angeles Wastewater System Revenue, Refunding, MBIA Insured,
    4.00%, 6/01/14 .............................................................................     10,000,000        10,504,600
  North Orange County Community College District GO, Election of 2002, Series B, FGIC Insured,
    4.00%, 8/01/15 .............................................................................      3,215,000         3,354,178
                                                                                                                  ---------------
                                                                                                                       44,584,672
                                                                                                                  ---------------
  COLORADO 2.1%
  Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.75%,
    12/01/16 ...................................................................................      3,000,000         3,637,350
  Denver City and County Medical Facilities GO, 4.00%, 8/01/16 .................................      6,000,000         6,132,180
                                                                                                                  ---------------
                                                                                                                        9,769,530
                                                                                                                  ---------------
  CONNECTICUT .6%
  Connecticut State Health and Educational Facilities Authority Revenue, Sacred Heart University,
     Refunding, Series C, 6.00%, 7/01/05 .......................................................        135,000           141,781
     Series C, ETM, 6.00%, 7/01/05 .............................................................        425,000           452,191
  Connecticut State HFAR, Housing Mortgage Finance Program, Series C-2, 6.00%, 11/15/10 ........      2,000,000         2,137,960
                                                                                                                  ---------------
                                                                                                                        2,731,932
                                                                                                                  ---------------
  FLORIDA 7.3%
  Collier County Capital Improvement Revenue, FGIC Insured, 4.60%, 10/01/13 ....................      1,000,000         1,097,130
  Hillsborough County School Board Sales Tax Revenue, AMBAC Insured,
    4.25%, 10/01/12 ............................................................................      1,800,000         1,946,394
  Jacksonville Electric Authority Revenue, Electric System, Sub Series A,
    5.00%, 10/01/16 ............................................................................      3,420,000         3,546,916
  Jacksonville Water and Sewer System Revenue, Series B, FSA Insured,
    4.10%, 10/01/13 ............................................................................      3,000,000         3,084,390
  Marion County Public Improvement Revenue, Refunding, MBIA Insured,
     4.10%, 12/01/11 ...........................................................................      1,600,000         1,741,536
     4.20%, 12/01/12 ...........................................................................      1,400,000         1,522,346
     4.30%, 12/01/13 ...........................................................................      1,800,000         1,941,156



102 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  FLORIDA (CONT.)
  Marion County School Board COP, FSA Insured, 4.00%, 6/01/15 ..................................    $ 1,115,000   $     1,148,873
  Orlando Waste Water Services Revenue, Refunding, Series A, AMBAC Insured, 4.00%,
    10/01/14 ...................................................................................      7,530,000         7,863,579
  Palm Beach County IDR, Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project,
    Pre-Refunded,
     6.20%, 12/01/08 ...........................................................................        275,000           315,703
     6.30%, 12/01/09 ...........................................................................        580,000           667,406
  Tampa Bay Water Utility System Revenue,
     FGIC Insured, Pre-Refunded, 5.75%, 10/01/15 ...............................................      1,000,000         1,208,490
     Series B, FGIC Insured, 4.75%, 10/01/15 ...................................................      4,140,000         4,473,146
     Series B, FGIC Insured, 4.75%, 10/01/16 ...................................................      3,400,000         3,645,548
                                                                                                                  ---------------
                                                                                                                       34,202,613
                                                                                                                  ---------------
  GEORGIA 2.2%
  Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%,
    12/01/13 ...................................................................................      1,020,000           967,786
  De Kalb County GO, Refunding, Series B, 4.00%, 1/01/16 .......................................      5,695,000         5,905,829
  Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%,
    11/01/07 ...................................................................................      3,105,000         3,149,619
                                                                                                                  ---------------
                                                                                                                       10,023,234
                                                                                                                  ---------------
  HAWAII .7%
  Hawaii State Department of Budget and Finance Special Purpose Revenue,
     Kaiser Permanente, Series A, 5.10%, 3/01/14 ...............................................      2,500,000         2,778,125
     Kapi `Olani Health Obligation, 5.60%, 7/01/06 .............................................        500,000           532,365
                                                                                                                  ---------------
                                                                                                                        3,310,490
                                                                                                                  ---------------
  ILLINOIS 1.1%
  Chicago Park District GO, Refunding, FGIC Insured, 4.125%, 1/01/14 ...........................      3,125,000         3,289,094
  Illinois Health Facilities Authority Revenue,
     St. Elizabeth's Hospital, 6.00%, 7/01/05 ..................................................        140,000           147,505
     Victory Health Services, Series A, 5.25%, 8/15/09 .........................................      1,170,000         1,140,785
  Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
    Convention Center, ETM, 5.75%, 7/01/06 .....................................................        640,000           672,557
                                                                                                                  ---------------
                                                                                                                        5,249,941
                                                                                                                  ---------------
  INDIANA 1.2%
  Franklin EDR, Hoover Universal Inc. Project, Johnson Controls, Refunding, 6.10%,
    12/01/04 ...................................................................................      2,000,000         2,071,140
  Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C,
    5.95%, 5/01/09 .............................................................................      3,500,000         3,552,920
                                                                                                                  ---------------
                                                                                                                        5,624,060
                                                                                                                  ---------------



                                                             Annual Report | 103

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  KENTUCKY .5%
  Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
    Regional Health Center Facility, Refunding and Improvement,
  5.70%, 10/01/10 ..............................................................................    $ 1,000,000   $       986,500
     5.75%, 10/01/11 ...........................................................................      1,500,000         1,477,350
                                                                                                                  ---------------
                                                                                                                        2,463,850
                                                                                                                  ---------------
  LOUISIANA 2.3%
  Louisiana Public Facilities Authority Revenue, Ochsner Clinic Foundation Project, Series A,
    MBIA Insured, 4.00%, 5/15/12 ...............................................................      6,285,000         6,640,228
  St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 .................      4,000,000         4,233,880
                                                                                                                  ---------------
                                                                                                                       10,874,108
                                                                                                                  ---------------
  MASSACHUSETTS 2.6%
  Massachusetts State Development Finance Agency Resource Recovery Revenue,
    Waste Management Inc. Project, Series B, 6.90%, 12/01/29 ...................................      3,000,000         3,526,410
  Massachusetts State Development Finance Agency Revenue, Loomis Community Project,
    first mortgage, Refunding, Series A, 5.50%, 7/01/08 ........................................      2,420,000         2,461,673
  Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden Haverhill
    Project, Refunding, Series A,
     5.15%, 12/01/07 ...........................................................................      2,000,000         2,010,640
     5.20%, 12/01/08 ...........................................................................      2,000,000         2,013,200
  Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%,
    10/01/12 ...................................................................................      1,745,000         1,876,852
                                                                                                                  ---------------
                                                                                                                       11,888,775
                                                                                                                  ---------------
  MICHIGAN 3.8%
  Battle Creek Downtown Development Authority Tax Allocation, Refunding, MBIA Insured,
    5.00%, 5/01/17 .............................................................................      3,295,000         3,513,623
  Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial
    Hospital, Refunding, Series B, 5.30%, 11/01/07 .............................................        815,000           856,655
  Detroit GO, Refunding, Series B, 6.375%, 4/01/06 .............................................      1,000,000         1,067,020
  Ferris State University Revenue, Refunding, AMBAC Insured, 5.00%, 10/01/18 ...................      2,640,000         2,790,216
  Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
    MBIA Insured, Pre-Refunded, 6.00%, 11/15/13 ................................................      1,200,000         1,441,416
  Saginaw-Midland GO, Municipal Water Supply Corp. Revenue, Water Supply System, Refunding,
    MBIA Insured, 4.25%, 9/01/13 ...............................................................      1,245,000         1,346,468
  Wayne-Westland Community Schools GO, Refunding,
     4.50%, 5/01/12 ............................................................................      1,035,000         1,145,579
     4.625%, 5/01/13 ...........................................................................      1,095,000         1,218,012
  Western Townships Utilities Authority GO, Refunding, MBIA Insured,
    4.75%, 1/01/17 .............................................................................      4,290,000         4,530,884
                                                                                                                  ---------------
                                                                                                                       17,909,873
                                                                                                                  ---------------
  MINNESOTA 7.6%
  Chaska ISD No. 112, GO, Refunding, Series A,
     5.00%, 2/01/16 ............................................................................      4,000,000         4,313,320
     FSA Insured, 4.00%, 2/01/14 ...............................................................      2,060,000         2,152,329


104 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MINNESOTA (CONT.)
  Minneapolis GO, Various Purpose, 5.00%, 12/01/17 .............................................    $ 3,000,000   $     3,279,390
  Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured, 4.625%,
    2/01/17 ....................................................................................      1,000,000         1,061,560
  Minneapolis Special School District No. 001 GO, Refunding, FSA Insured, 4.00%,
     2/01/13 ...................................................................................      3,000,000         3,170,790
     2/01/14 ...................................................................................      6,300,000         6,582,366
  Mounds View ISD No. 621, GO, MBIA Insured, 5.00%,
     2/01/14 ...................................................................................      2,340,000         2,614,927
     2/01/15 ...................................................................................      2,425,000         2,702,759
     2/01/16 ...................................................................................      2,460,000         2,721,941
  Ramsey County GO, Capital Improvement Plan, Series A, 4.75%, 2/01/15 .........................      2,215,000         2,408,015
  Robbinsdale ISD No. 281, GO, Refunding, FSA Insured,
     4.00%, 2/01/13 ............................................................................      2,070,000         2,187,845
     4.125%, 2/01/14 ...........................................................................      2,175,000         2,291,232
                                                                                                                  ---------------
                                                                                                                       35,486,474
                                                                                                                  ---------------
  MISSOURI 1.6%
  Lake of the Ozarks Community Board Corp. Bridge System Revenue, Refunding, 5.00%,
    12/01/08 ...................................................................................      3,000,000         3,140,190
  Southeast Missouri State University System Facilities Revenue, Refunding and Improvement,
    MBIA Insured,
     4.375%, 4/01/12 ...........................................................................        335,000           365,509
     4.50%, 4/01/14 ............................................................................        545,000           585,968
     4.60%, 4/01/15 ............................................................................      1,360,000         1,457,444
     4.70%, 4/01/16 ............................................................................      1,165,000         1,248,169
  West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding, 5.00%,
    11/15/04 ...................................................................................        560,000           563,522
                                                                                                                  ---------------
                                                                                                                        7,360,802
                                                                                                                  ---------------
  NEW HAMPSHIRE .1%
  New Hampshire Higher Education and Health Facilities Authority Revenue, New Hampshire
    Catholic Charities, Refunding, Series A, 5.10%, 8/01/04 ....................................        250,000           250,442
                                                                                                                  ---------------
  NEW JERSEY 4.0%
  Camden County Improvement Authority Leave Revenue, County Guaranteed, Refunding,
    Series A, FGIC Insured, 4.00%, 9/01/15 .....................................................      2,500,000         2,579,175
  Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
    Waste Management Inc. Project, Refunding, Series A, 6.85%, 12/01/29 ........................      2,625,000         3,078,836
  Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
    5.90%, 1/01/15 .............................................................................        875,000           877,048
  New Jersey Health Care Facilities Financing Authority Revenue, Monmouth Medical Center,
    Refunding, Series C, FSA Insured, ETM, 5.80%, 7/01/04 ......................................      1,000,000         1,015,980
  New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
    Refunding, Series C, FSA Insured, 4.50%, 12/15/10 ..........................................     10,000,000        11,128,200
                                                                                                                  ---------------
                                                                                                                       18,679,239
                                                                                                                  ---------------


                                                             Annual Report | 105

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK 7.4%
  Liverpool Central School District GO, Refunding, FSA Insured, 5.00%, 7/15/14 .................    $ 1,560,000   $     1,746,404
  Middletown New York City School District GO, Refunding, Series A, FSA Insured, 4.00%,
     11/01/14 ..................................................................................      1,785,000         1,871,537
     11/01/15 ..................................................................................      2,050,000         2,118,183
  MTA Commuter Facilities Revenue, Services Contract, Refunding, Series R, ETM, 5.50%,
    7/01/11 ....................................................................................      2,215,000         2,557,129
  MTA Transportation Facilities Revenue, Series A, Pre-Refunded, 6.00%,
    7/01/15 ....................................................................................      1,500,000         1,787,520
  New York City GO,
     Refunding, Series H, 5.90%, 8/01/09 .......................................................        500,000           563,520
     Refunding, Series J, 6.00%, 8/01/08 .......................................................      3,000,000         3,387,720
     Series C, MBIA Insured, 5.875%, 8/01/16 ...................................................      1,250,000         1,478,912
     Series F, 4.75%, 1/15/16 ..................................................................      3,000,000         3,157,290
  New York City Transitional Finance Authority Revenue, Series C, 4.50%,
    2/15/13 ....................................................................................      4,500,000         4,861,755
  New York State Dormitory Authority Revenue,
     FHA Insured Mortgage, St. Barnabas, Series B, AMBAC Insured, 4.25%,
     8/01/14 ...................................................................................      2,355,000         2,496,771
     Mental Health Services Facilities Improvement, Refunding, Series D,
      5.60%, 2/15/07 ...........................................................................        140,000           154,409
     Mental Health Services Facilities Improvement, Series D, MBIA Insured,
      5.00%, 8/15/17 ...........................................................................      2,000,000         2,132,920
  New York State HFAR, Health Facilities, New York City, Refunding, Series A, 5.90%,
    5/01/05 ....................................................................................      1,000,000         1,051,510
  New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
    Pre-Refunded, 5.75%,
     4/01/08 ...................................................................................        500,000           556,515
     4/01/09 ...................................................................................      1,150,000         1,279,985
  Port Authority of New York and New Jersey Construction Revenue, One Hundred Thirty Fourth,
    Refunding, 4.00%, 7/15/14 ..................................................................      2,460,000         2,566,075
  Port Authority of New York and New Jersey Special Obligation Revenue, 3rd Installment, 7.00%,
    10/01/07 ...................................................................................        800,000           833,944
                                                                                                                  ---------------
                                                                                                                       34,602,099
                                                                                                                  ---------------
  NORTH CAROLINA 6.6%
  Asheville Water System Revenue, FSA Insured, 5.25%,
     8/01/15 ...................................................................................        915,000         1,037,217
     8/01/17 ...................................................................................      1,020,000         1,143,379
     8/01/19 ...................................................................................      1,030,000         1,140,365
  Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16 .....................................      4,000,000         4,414,600
  Mecklenburg County GO, Public Improvement, Series A, 4.00%, 2/01/16 ..........................      5,000,000         5,151,200
  North Carolina Eastern Municipal Power Agency Power System Revenue,
     Refunding, Series D, 6.00%, 1/01/09 .......................................................      1,000,000         1,110,470
     Series D, 6.45%, 1/01/14 ..................................................................      1,000,000         1,143,080
  North Carolina Infrastructure Financial Corp. COP, Correctional Facilities Project, Series A,
    4.00%, 2/01/17 .............................................................................      2,715,000         2,759,417
  North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding, Series B,
    6.50%, 1/01/09 .............................................................................      5,000,000         5,783,250
  Wake County GO, Public Improvement, 4.50%, 3/01/14 ...........................................      6,400,000         6,935,808
                                                                                                                  ---------------
                                                                                                                       30,618,786
                                                                                                                  ---------------


106 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  OHIO 7.4%
  Akron GO, Refunding and Improvement Various Purpose, MBIA Insured,
    4.125%, 12/01/14 ...........................................................................    $ 1,000,000   $     1,057,510
  Akron Income Tax Revenue, Community Learning Canters, FGIC Insured,
    4.00%, 12/01/14 ............................................................................      2,140,000         2,262,044
  Allen County GO, AMBAC Insured, 4.75%, 12/01/17 ..............................................      2,180,000         2,352,264
  Butler County GO, MBIA Insured, 4.00%, 12/01/14 ..............................................      1,210,000         1,279,006
  Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services, Refunding,
     5.25%, 7/01/08 ............................................................................        575,000           599,322
     5.40%, 7/01/10 ............................................................................        775,000           803,233
     5.50%, 7/01/11 ............................................................................        500,000           517,170
  Kenston Local School District GO, School Improvement, MBIA Insured,
    4.00%, 12/01/15 ............................................................................      1,775,000         1,851,644
  Lake Ohio Local School District GO, MBIA Insured, 5.20%, 12/01/17 ............................      2,565,000         2,844,842
  Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14 .........................      1,360,000         1,525,063
  Mason City School District GO, School Improvement, Refunding, FGIC Insured, 5.00%,
    12/01/15 ...................................................................................      2,670,000         3,066,709
  Ohio State Building Authority Revenue, State Facilities, Administration Building Fund Project,
    Refunding, Series B, FSA Insured, 4.00%, 10/01/12 ..........................................      1,000,000         1,075,120
  Ohio State GO, Common Schools, Series B, 4.00%, 9/15/14 ......................................      8,895,000         9,299,189
  Southwest Regional Water District Water Improvement Revenue, Refunding, MBIA Insured,
    4.00%,
     12/01/13 ..................................................................................      1,020,000         1,092,226
     12/01/14 ..................................................................................      1,020,000         1,078,171
  University of Akron General Receipts Revenue, FGIC Insured, 5.75%, 1/01/14 ...................      2,000,000         2,335,660
  Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 ...............................................      1,275,000         1,601,974
                                                                                                                  ---------------
                                                                                                                       34,641,147
                                                                                                                  ---------------
  OKLAHOMA .6%
  Jackson County Memorial Hospital Authority Revenue, Jackson County Memorial Hospital
    Project, Refunding, 6.75%, 8/01/04 .........................................................        345,000           347,460
  Okmulgee County Governmental Building Authority Sales Tax Revenue, First Mortgage,
    MBIA Insured,
     5.60%, 3/01/10 ............................................................................      1,200,000         1,367,256
     6.00%, 3/01/15 ............................................................................        700,000           807,583
  Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
    5.75%, 8/15/06 .............................................................................        435,000           458,934
                                                                                                                  ---------------
                                                                                                                        2,981,233
                                                                                                                  ---------------
  OREGON 3.8%
  Clackamas County Hospital Facilities Authority Revenue, Willamette View Inc. Project,
    Refunding, 6.00%, 11/01/06 .................................................................        500,000           524,590
  Emerald Peoples Utility District Revenue, Refunding, Series A, FSA Insured, 4.00%,
     11/01/14 ..................................................................................      2,380,000         2,504,688
     11/01/15 ..................................................................................      2,475,000         2,575,609
  Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project, Refunding,
    5.75%, 10/01/12 ............................................................................      1,000,000         1,028,480



                                                             Annual Report | 107

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  OREGON (CONT.)
  Lane County School District No. 052 Bethel GO, Refunding, FSA Insured,
     3.75%, 6/15/12 ............................................................................    $ 1,000,000   $     1,058,380
     3.75%, 6/15/13 ............................................................................      1,785,000         1,855,882
     3.875%, 6/15/14 ...........................................................................      1,935,000         2,006,460
  Salem Water and Sewer Revenue,
     MBIA Insured, 4.10%, 6/01/16 ..............................................................      1,035,000         1,079,484
     Refunding, FSA Insured, 4.375%, 6/01/11 ...................................................      2,160,000         2,395,051
     Refunding, FSA Insured, 4.50%, 6/01/12 ....................................................      2,250,000         2,503,485
                                                                                                                  ---------------
                                                                                                                       17,532,109
                                                                                                                  ---------------
  PENNSYLVANIA 3.2%
  Allegheny County IDAR, Pollution Control, Refunding, Series A, AMBAC Insured, 4.35%,
    12/01/13 ...................................................................................      5,000,000         5,477,900
  Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%,
    7/01/07 ....................................................................................      1,135,000         1,143,490
  Delaware County IDA, PCR, Peco Energy Co. Project, Refunding, Series A, 5.20%, 4/01/21 .......      1,000,000         1,021,140
  Pittsburgh Water and Sewer Authority Revenue, Refunding, FSA Insured, 4.00%,
     9/01/14 ...................................................................................      5,000,000         5,258,300
     9/01/15 ...................................................................................      2,000,000         2,080,180
                                                                                                                  ---------------
                                                                                                                       14,981,010
                                                                                                                  ---------------
  SOUTH CAROLINA .7%
  Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding,
    AMBAC Insured, 5.25%, 1/01/10 ..............................................................      1,000,000         1,135,460
  Rock Hill Utility System Revenue, Refunding and Improvement, Series A, FSA Insured, 4.00%,
    1/01/14 ....................................................................................      2,000,000         2,098,560
                                                                                                                  ---------------
                                                                                                                        3,234,020
                                                                                                                  ---------------
  TENNESSEE .8%
  Tennessee State School Board Authority Revenue, Higher Educational Facilities,
    Second Program, Series A, FSA Insured, 5.00%, 5/01/13 ......................................      3,425,000         3,848,878
                                                                                                                  ---------------
  TEXAS 2.8%
  Abilene Higher Educational Facilities Revenue, Abilene Christian University,
     5.90%, 10/01/05 ...........................................................................        720,000           763,387
     Refunding, ETM, 5.90%, 10/01/05 ...........................................................         65,000            69,782
  Goose Creek Consolidated ISD, GO, Pre-Refunded, 5.00%, 2/15/15 ...............................      1,000,000         1,037,910
  Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment, Series B,
    AMBAC Insured, 5.00%, 9/01/11 ..............................................................      6,000,000         6,838,920
  Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%,
    11/01/10 ...................................................................................      2,500,000         2,593,625
  Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit, Series A,
    MBIA Insured, Pre-Refunded, 6.25%, 11/15/17 ................................................      1,500,000         1,830,630
                                                                                                                  ---------------
                                                                                                                       13,134,254
                                                                                                                  ---------------



108 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  U.S. TERRITORIES 2.1%
  District of Columbia GO,
     Refunding, Series A, 5.875%, 6/01/05 ......................................................    $   200,000   $       209,624
     Series A, ETM, 5.875%, 6/01/05 ............................................................        500,000           530,190
  Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 .......................      4,000,000         4,336,120
  Virgin Islands Water and Power Authority Water System Revenue, Refunding,
     4.875%, 7/01/06 ...........................................................................      2,000,000         2,113,680
     5.00%, 7/01/09 ............................................................................      2,400,000         2,607,505
                                                                                                                  ---------------
                                                                                                                        9,797,119
                                                                                                                  ---------------
  UTAH .1%
  Salt Lake County College Revenue, Westminster College Project, 5.50%,
    10/01/12 ...................................................................................        340,000           365,554
                                                                                                                  ---------------
  VIRGINIA 2.3%
  Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding,
    5.85%, 9/01/04 .............................................................................      2,800,000         2,857,820
  Fairfax County GO, Series B, 4.00%, 6/01/15 ..................................................      7,500,000         7,823,850
                                                                                                                  ---------------
                                                                                                                       10,681,670
                                                                                                                  ---------------
  WASHINGTON .4%
  Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%,
    12/01/05 ...................................................................................        600,000           603,234
  Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Refunding,
    Series A, AMBAC Insured, 5.70%, 7/01/09 ....................................................      1,000,000         1,110,360
                                                                                                                  ---------------
                                                                                                                        1,713,594
                                                                                                                  ---------------
  WEST VIRGINIA .2%
  West Virginia Public Energy Authority Energy Revenue, Morgantown Association Project,
    Series A, 5.05%, 7/01/08 ...................................................................        740,000           770,458
                                                                                                                  ---------------
  TOTAL BONDS ..................................................................................                      456,999,894
                                                                                                                  ---------------



                                                             Annual Report | 109

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  ZERO COUPON BONDS .5%
  CALIFORNIA .5%
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, Refunding,
    Series A, 1/15/17 ..........................................................................    $ 3,000,000   $     2,528,220
                                                                                                                  ---------------
  TOTAL LONG TERM INVESTMENTS (COST $431,403,450) ..............................................                      459,528,114
                                                                                                                  ---------------
  SHORT TERM INVESTMENTS .2%
  FLORIDA .2%
 aOrange County School Board COP, Series B, MBIA Insured, Daily VRDN and Put, .98%,
    8/01/27 ....................................................................................        900,000           900,000
  NEW YORK
a New York City GO, Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put,
    .98%, 8/01/14 ..............................................................................        300,000           300,000
                                                                                                                  ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $1,200,000) ...............................................                        1,200,000
                                                                                                                  ---------------
  TOTAL INVESTMENTS (COST $432,603,450) 98.8% ..................................................                      460,728,114
  OTHER ASSETS, LESS LIABILITIES 1.2% ..........................................................                        5,395,373
                                                                                                                  ---------------
  NET ASSETS 100.0% ............................................................................                  $   466,123,487
                                                                                                                  ---------------



See glossary of terms on page 173.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



110 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND
                                                                         --------------------
                                                                             PERIOD ENDED
CLASS A                                                                   FEBRUARY 29, 2004 C
                                                                         --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................................           $10.00
                                                                         --------------------

Income from investment operations:

 Net investment income a .............................................              .06

 Net realized and unrealized gains (losses) ..........................              .11
                                                                         --------------------
Total from investment operations .....................................              .17
                                                                         --------------------
Less distributions from net investment income ........................             (.05)
                                                                         --------------------
Net asset value, end of period .......................................           $10.12
                                                                         --------------------

Total return b .......................................................             1.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................................          $24,282

Ratios to average net assets:

 Expenses ............................................................              .50% d

 Expenses including waiver and payments by affiliate .................             1.27% d

 Net investment income ...............................................             1.22% d

Portfolio turnover rate ..............................................             8.08%


a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period September 2, 2003 (effective date) to February 29, 2004.
d Annualized.

                        Annual Report | See notes to financial statements. | 111

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 73.9%
  ALABAMA 1.1%
  Etowah County Board of Education Special Tax GO, School Warrants, FSA Insured, 2.60%,
    9/01/08 .....................................................................................   $   250,000     $     255,442
                                                                                                                    -------------
  ALASKA 4.2%
  Kenai Peninsula Boro Alaska GO, Center Kenai Peninsula Hospital Service Area, FGIC Insured,
     2.50%, 8/01/04 .............................................................................       500,000           503,150
     3.25%, 8/01/09 .............................................................................       500,000           518,350
                                                                                                                    -------------
                                                                                                                        1,021,500
                                                                                                                    -------------
  ARIZONA 3.5%
  Oro Valley Municipal Property Corp. Revenue, senior lien Water Project, MBIA Insured,
     2.00%, 7/01/04 .............................................................................       410,000           411,414
     3.00%, 7/01/08 .............................................................................       425,000           442,170
                                                                                                                    -------------
                                                                                                                          853,584
                                                                                                                    -------------
  COLORADO 1.4%
  Water Resources and Power Development Authority Revenue, Series B, 3.25%, 9/01/07 .............       320,000           337,539
                                                                                                                    -------------
  FLORIDA 2.8%
  Arcadia Public Improvement Revenue, Refunding, AMBAC Insured, 1.10%, 12/01/04 .................       205,000           205,211
  Hillsborough County School Board COP, MBIA Insured, 5.70%, 7/01/06 ............................       240,000           248,503
  Jupiter Water Revenue, AMBAC Insured, 3.75%, 10/01/07 .........................................       105,000           112,441
  Marion County Utility System Revenue, Series A, MBIA Insured, 2.00%, 12/01/06 .................       100,000           101,609
                                                                                                                    -------------
                                                                                                                          667,764
                                                                                                                    -------------
  GEORGIA 2.3%
  Association County Commissioners Leasing Program COP, Dekalb County Public Purpose Project,
    2.50%, 12/01/07 .............................................................................       555,000           568,187
                                                                                                                    -------------
  ILLINOIS .5%
  Winnebago Boone Community College District No. 511 GO, Rock Valley College, Series A,
    MBIA Insured, 2.00%, 12/30/04 ...............................................................       125,000           126,045
                                                                                                                    -------------
  INDIANA .5%
  Madison Grant Industry School Building Corporation Revenue, First Mortgage, AMBAC Insured,
    2.25%, 1/15/06 ..............................................................................       120,000           122,251
                                                                                                                    -------------
  KANSAS 1.7%
  Johnson County Water District No. 001 Water Revenue, Refunding, 2.50%, 6/01/08 ................       400,000           408,916
                                                                                                                    -------------



112 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  KENTUCKY 2.6%
  Anderson County School District Financial Corporation School Building Revenue, Refunding,
    Series B, 3.80%, 3/01/06 ....................................................................   $   120,000     $     125,766
  Breathitt County Justice Center Corporation Revenue, Justice Center Project, MBIA Insured,
    3.00%, 10/01/06 .............................................................................        55,000            57,291
  Breathitt County School District Financial Corporation School Building Revenue, Refunding,
    Second Series, 4.00%, 3/01/07 ...............................................................       110,000           117,456
  Kentucky State Property & Building Commission Revenues, Refunding,
    Project No. 80-Series A, MBIA Insured, 2.75%, 5/01/08 .......................................       225,000           231,703
  Woodford County School District Financial Corporation School Building Revenue, Refunding,
    4.30%, 8/01/06 ..............................................................................       100,000           106,605
                                                                                                                    -------------
                                                                                                                          638,821
                                                                                                                    -------------
  MASSACHUSETTS .8%
  Massachusetts State Development Finance Agency Revenue, Brandeis University, Series K,
    FGIC Insured, 2.50%, 10/01/07 ...............................................................       200,000           205,320
                                                                                                                    -------------
  MICHIGAN 2.5%
  Commerce Charter Township Michigan GO, Special Assessment, Series A, FSA Insured, 2.50%,
    10/01/06 ....................................................................................       100,000           102,647
  Detroit GO, Refunding, Series B, XLCA Insured, 3.00%, 4/01/06 .................................       400,000           413,060
  Michigan Municipal Building Authority Revenue, Local Government Loan Project, Series B,
    AMBAC Insured, 2.75%, 11/01/08 ..............................................................       100,000           102,736
                                                                                                                    -------------
                                                                                                                          618,443
                                                                                                                    -------------
  MINNESOTA 5.3%
  St. Paul Port Authority Lease Revenue, Office Building at Cedar Street-03-12, 2.50%,
    12/01/07 ....................................................................................       500,000           511,515
  Washington County GO, Jail, Refunding, Series B, 2.50%, 2/01/07 ...............................       750,000           768,045
                                                                                                                    -------------
                                                                                                                        1,279,560
                                                                                                                    -------------
  MISSOURI 1.9%
  Missouri State Development Finance Board Infrastructure Facilities Revenue, Hartman Heritage
    Center Phase II, AMBAC Insured, 3.00%, 4/01/08 ..............................................       200,000           207,952
  Platte County COP, Public Improvements, 2.40%, 10/01/08 .......................................       200,000           201,732
  Springfield COP, Enterprise System Project, 3.85%, 2/01/08 ....................................        50,000            53,287
                                                                                                                    -------------
                                                                                                                          462,971
                                                                                                                    -------------
  NEVADA 2.2%
  Henderson Local ID Special Assessment, No. T-6 Senior Limited Obligation, Refunding,
    Series A, FSA Insured, 2.85%, 11/01/09 ......................................................       300,000           300,216
  Washoe County Improvement Bonds, Refunding, FSA Insured, 2.50%, 11/01/08 ......................       230,000           233,754
                                                                                                                    -------------
                                                                                                                          533,970
                                                                                                                    -------------



                                                             Annual Report | 113

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  NEW JERSEY 4.2%
  Washington Township Board of Education Gloucester County GO, Refunding, MBIA Insured,
    2.75%, 2/01/08 ..............................................................................   $ 1,000,000     $   1,029,590
                                                                                                                    -------------
  NEW YORK 2.8%
  New York State Urban Development Corp. Revenue,
     Correctional and Youth Facilities Service, Series A, 4.00%, 1/01/28 ........................       400,000           426,364
     State Personal Income Tax, Series C-1 Empire State, 2.80%, 12/15/09 ........................       245,000           249,062
                                                                                                                    -------------
                                                                                                                          675,426
                                                                                                                    -------------
  OHIO 14.6%
  Franklin County Hospital Revenue, Refunding, Hospital Corp., Series C, MBIA Insured, 2.50%,
    5/15/08 .....................................................................................       500,000           508,395
 aGalion Ohio City School District GO,  School Improvement, FGIC Insured,
    2.00%, 12/01/04 .............................................................................       645,000           649,863
  Ohio State GO, Conservation Projects, Series A, 2.00%, 3/01/05 ................................     1,000,000         1,009,870
  Princeton City School District GO, MBIA Insured, 2.00%, 12/01/04 ..............................       125,000           125,943
  Stark County, Refunding Sewerage Systems, AMBAC Insured, 2.50%, 12/01/08 ......................       370,000           376,982
  Sugarcreek Local School District GO, School Improvement, Refunding, MBIA Insured, 2.00%,
    12/01/06 ....................................................................................       500,000           508,045
  Warren GO, AMBAC Insured, 2.00%, 12/01/06 .....................................................       365,000           370,873
                                                                                                                    -------------
                                                                                                                        3,549,971
                                                                                                                    -------------
  OKLAHOMA .7%
  Oklahoma County ISD GO, No. 12 Edmond Building, 2.25%, 7/01/06 ................................       100,000           101,455
  Oklahoma Development Finance Authority Lease Revenue, Department of Human Services
    County Office, AMBAC Insured, 3.25%, 2/01/06 ................................................        75,000            77,824
                                                                                                                    -------------
                                                                                                                          179,279
                                                                                                                    -------------
  OREGON .4%
  Lake County School District No. 014, Refunding, FSA Insured, 2.50%, 1/15/08 ...................       105,000           107,219
                                                                                                                    -------------
  PENNSYLVANIA 1.7%
  Lehigh County IDA Pollution Control Revenue, Electrical Utilities Corporation Project,
    Refunding, AMBAC Insured, 3.125%, 11/01/08 ..................................................       150,000           156,586
  Pittsburgh Water and Sewer Authority Revenue, Refunding, FSA Insured, 2.65%,
    9/01/08 .....................................................................................       250,000           255,543
                                                                                                                    -------------
                                                                                                                          412,129
                                                                                                                    -------------
  RHODE ISLAND .4%
  Rhode Island Housing and Mortgage Financial Corporation, Home Ownership Opportunity,
    Series 44 A, 2.40%, 10/01/07 ................................................................       100,000           100,478
                                                                                                                    -------------
  SOUTH CAROLINA .3%
  Florence County GO, Public Improvements, AMBAC Insured, 3.75%, 3/01/08 ........................        75,000            80,223
                                                                                                                    -------------



114 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  SOUTH DAKOTA 1.6%
  South Dakota HDA, Series D, 2.90%, 5/01/09 ....................................................   $   375,000     $     376,425
                                                                                                                  ---------------
  TEXAS 2.9%
  Hays County GO, Refunding and Improvement, AMBAC Insured, 3.875%, 8/15/07 .....................       255,000           273,151
  Sienna Plantation MUD No. 2 GO, FGIC Insured, 4.75%,
     10/01/06 ...................................................................................        70,000            75,712
     10/01/07 ...................................................................................        75,000            82,660
     10/01/08 ...................................................................................        80,000            89,021
  Westador MUD GO, FSA Insured, 4.00%, 3/01/09 ..................................................       170,000           177,090
                                                                                                                  ---------------
                                                                                                                          697,634
                                                                                                                  ---------------
  U.S. TERRITORIES 1.9%
  Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.375%,
    10/01/08 ....................................................................................       240,000           243,494
  Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series C, MBIA Insured,
    5.00%, 7/01/28 ..............................................................................       200,000           222,816
                                                                                                                  ---------------
                                                                                                                          466,310
                                                                                                                  ---------------
  UTAH .8%
  Davis County Sales Tax Revenue Series B, AMBAC Insured, 2.55%, 10/01/08 .......................       180,000           182,885
                                                                                                                  ---------------
  VIRGINIA 1.3%
  Virginia Beach Development Authority Public Facility Revenue, Series A, 3.00%,
    12/01/07 ....................................................................................       300,000           312,864
                                                                                                                  ---------------
  WASHINGTON 6.1%
  Burlington Sewer Revenue, Refunding, MBIA Insured, 2.50%, 9/01/06 .............................       200,000           204,878
  King County School District No. 403 Renton GO, FSA Insured, 3.00%, 12/01/07 ...................       500,000           521,255
 aKing County School District No. 408 Auburn GO, Refunding, FSA Insured, 2.00%,
    12/01/04 ....................................................................................       285,000           287,149
  Sunmer Water and Sewer Revenue, Utility Local Improvement District NO. 73 and 74,
    FSA Insured, 1.80%, 10/01/06 ................................................................       150,000           150,030
  Washington COP, Equipment, Series C, 2.00%, 1/01/06 ...........................................       100,000           101,042
  Yakima Tieton Irrigation District Revenue, Refunding, FSA Insured, 2.50%,
    6/01/06 .....................................................................................       200,000           204,842
                                                                                                                  ---------------
                                                                                                                        1,469,196
                                                                                                                  ---------------
  WEST VIRGINIA .9%
  West Virginia State Hospital Finance Authority Hospital Revenue, West Virginia University
    Hospital, Refunding, FSA Insured, 2.50%, 6/01/07 ............................................       205,000           209,371
                                                                                                                  ---------------
  TOTAL LONG TERM INVESTMENTS (COST $17,756,547) ................................................                      17,949,313
                                                                                                                  ---------------



                                                             Annual Report | 115

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 28.9%
  CALIFORNIA 1.2%
 bLos Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2,
    Daily VRDN and Put, .98%, 7/01/35 ...........................................................   $   100,000     $     100,000
 bOrange County Sanitation Districts COP, Refunding, Series B, Daily VRDN and Put, .98%,
    8/01/30 .....................................................................................       200,000           200,000
                                                                                                                    -------------
                                                                                                                          300,000
                                                                                                                    -------------
  FLORIDA 2.5%
 bAlachua County Health Facilities Continuing Care Revenue, Oak Hammock University of Florida
    Project, Series A, Daily VRDN and Put, .98%, 10/01/32 .......................................       100,000           100,000
 bOrange County School Board COP, Series B,
     AMBAC Insured, Daily VRDN and Put, .98%, 8/01/25 ...........................................       300,000           300,000
     MBIA Insured, Daily VRDN and Put, .98%, 8/01/27 ............................................       100,000           100,000
 bPinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program, Refunding,
    Daily VRDN and Put, AMBAC Insured, 1.00%, 12/01/15 ..........................................       100,000           100,000
                                                                                                                    -------------
                                                                                                                          600,000
                                                                                                                    -------------
  GEORGIA 2.9%
 bAthens-Clarke County Unified Government Authority Revenue, University of Georgia Athletic
    Association Project, Daily VRDN and Put, 1.00%, 8/01/33 .....................................       300,000           300,000
 bAtlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, .98%,
    11/01/41 ....................................................................................       300,000           300,000
 bHapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, .97%, 11/01/15 ......................       100,000           100,000
                                                                                                                    -------------
                                                                                                                          700,000
                                                                                                                    -------------
  LOUISIANA .4%
 bLouisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
    First Stage, ACES, Refunding, Daily VRDN and Put, .98%, 9/01/17 .............................       100,000           100,000
                                                                                                                    -------------
  MARYLAND .4%
 bBaltimore County Revenue, Oak Crest Village Inc. Project, Series A, Weekly VRDN and Put,
    .96%, 1/01/29 ...............................................................................       100,000           100,000
                                                                                                                    -------------
  MASSACHUSETTS 1.8%
  Massachusetts State Development Finance Agency Revenue, Brandeis University, Series K,
    FGIC Insured, 2.00%, 10/01/04 ...............................................................       175,000           176,036
 bMassachusetts State Water Resource Authority Revenue, Multi-Modal, Refunding, Sub Series D,
    Daily VRDN and Put, .98%, 8/01/17 ...........................................................       250,000           250,000
                                                                                                                    -------------
                                                                                                                          426,036
                                                                                                                    -------------



116 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONT.)
  MICHIGAN 2.5%
 bDetroit Sewage Disposal Revenue, senior lien, Series B, Daily VRDN and Put,
    .98%, 7/01/33 ...............................................................................   $   300,000     $     300,000
 bMichigan State University Revenues, Series A, Daily VRDN and Put, .98%,
    8/15/32 .....................................................................................       300,000           300,000
                                                                                                                    -------------
                                                                                                                          600,000
                                                                                                                    -------------
  MINNESOTA 6.2%
 bBeltrami County Environmental Control Revenue, Northwood Panelboard, Refunding,
    Daily VRDN and Put, .97%, 12/01/21 ..........................................................       200,000           200,000
 bCohasset Revenue, Minnesota Power and Light Co. Project, Refunding, Series C,
    Daily VRDN and Put, .98%, 6/01/20 ...........................................................       100,000           100,000
 bHennepin County GO, Series B, Weekly VRDN and Put, .80%, 12/01/20 .............................       100,000           100,000
 bMinneapolis Convention Center GO, Weekly VRDN and Put, .80%, 12/01/18 .........................       100,000           100,000
 bMinneapolis State Revenue, Refunding, Weekly VRDN and Daily Put, .80%,
    12/01/18 ....................................................................................       600,000           600,000
 bSpring Lake Park Senior Housing Revenue, Oak Crest Apartment Project, Refunding,
    Weekly VRDN and Put, .95%, 2/15/33 ..........................................................       395,000           395,000
                                                                                                                    -------------
                                                                                                                        1,495,000
                                                                                                                    -------------
  NEW MEXICO 2.5%
 bFarmington PCR, Arizona Public Service Co.,
     Refunding, Series B, Daily VRDN and Put, .98%, 9/01/24 .....................................       500,000           500,000
     Series A, Daily VRDN and Put, .98%, 5/01/24 ................................................       100,000           100,000
                                                                                                                    -------------
                                                                                                                          600,000
                                                                                                                    -------------
  NEW YORK 4.5%
 bJay Street Development Corp. Certificate Facilities Lease Revenue, Jay Street Project,
    Series A-2, AMBAC Insured, Daily VRDN and Put, .92%, 5/01/20 ................................       100,000           100,000
 bLong Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN and Put,
    .98%, 5/01/33 ...............................................................................       300,000           300,000
 bNassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding, Series B,
    FSA Insured, Weekly VRDN and Put, .90%, 11/15/22 ............................................       100,000           100,000
 bNew York City GO,
     Series B2, Sub Series B5, Weekly VRDN and Put, .96%, 8/15/11 ...............................       400,000           400,000
     Sub Series A-7, Daily VRDN and Put, .98%, 8/01/21 ..........................................       100,000           100,000
 bNew York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Fiscal 2003, Refunding, Sub Series C-3, Daily VRDN and Put, .98%, 6/15/18 ...................       100,000           100,000
                                                                                                                    -------------
                                                                                                                        1,100,000
                                                                                                                    -------------
  NORTH CAROLINA 1.2%
 bNorth Carolina State GO, Series G, Weekly VRDN and Put, .86%, 5/01/21 .........................       300,000           300,000
                                                                                                                    -------------



                                                             Annual Report | 117

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONT.)
  OHIO 1.6%
bCuyahoga County Hospital Revenue, University Hospitals of Cleveland, Daily VRDN and Put,
    .94%, 1/01/16 ...............................................................................   $   400,000     $     400,000
                                                                                                                    -------------
  PENNSYLVANIA .4%
 bLehigh County General Purpose Authority Revenue, Lehigh Valley Health, Series B,
    MBIA Insured, Daily VRDN and Put, .94%, 7/01/29 .............................................       100,000           100,000
                                                                                                                    -------------
  TENNESSEE .8%
 bClarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund,
    Daily VRDN and Put, 1.00%, 1/01/33 ..........................................................       200,000           200,000
                                                                                                                    -------------
  TOTAL SHORT TERM INVESTMENTS (COST $7,021,036) ................................................                       7,021,036
                                                                                                                    -------------
  TOTAL INVESTMENTS (COST $24,777,583) 102.8% ...................................................                      24,970,349
  OTHER ASSETS, LESS LIABILITIES (2.8)% .........................................................                        (688,746)
                                                                                                                    -------------
  NET ASSETS 100.0% .............................................................................                   $  24,281,603
                                                                                                                    -------------




See glossary of terms on page 173.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.
b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


118 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
                                                           ---------------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
CLASS A                                                          2004 C        2003          2002          2001          2000 C
                                                           ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................       $10.39        $10.58        $10.50        $10.41        $11.49
                                                           ---------------------------------------------------------------------

Income from investment operations:

 Net investment income a ...............................          .59           .59           .61           .62           .65

 Net realized and unrealized gains (losses) ............          .39          (.18)          .06           .09         (1.08)
                                                           ---------------------------------------------------------------------
Total from investment operations .......................          .98           .41           .67           .71          (.43)
                                                           ---------------------------------------------------------------------

Less distributions from:

 Net investment income .................................         (.59)         (.60)         (.59)         (.62)         (.65)

 Net realized gains ....................................           --            --            --            --            -- d
                                                           ---------------------------------------------------------------------
Total distributions ....................................         (.59)         (.60)         (.59)         (.62)         (.65)
                                                           ---------------------------------------------------------------------
Net asset value, end of year ...........................       $10.78        $10.39        $10.58        $10.50        $10.41
                                                           ---------------------------------------------------------------------

Total return b .........................................         9.75%         3.97%         6.53%         6.99%        (3.81)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $4,570,744    $4,410,233    $4,660,764    $4,709,402    $5,017,322

Ratios to average net assets:

 Expenses ..............................................          .62%          .62%          .62%          .62%          .61%

 Net investment income .................................         5.62%         5.69%         5.78%         5.90%         5.92%

Portfolio turnover rate ................................         8.67%        11.81%        10.18%        11.08%        25.35%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The fund made a capital gain distribution of $.003.




                                                             Annual Report | 119

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONTINUED)
                                                                  --------------------------------------------------------------
                                                                                        YEAR ENDED FEBRUARY 28,
CLASS B                                                                  2004 C      2003        2002        2001        2000 C
                                                                  --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................        $10.45      $10.64      $10.54      $10.45      $11.52
                                                                  --------------------------------------------------------------
Income from investment operations:

 Net investment income a ......................................           .53         .54         .56         .56         .59

 Net realized and unrealized gains (losses) ...................           .39        (.19)        .07         .09       (1.07)
                                                                  --------------------------------------------------------------
Total from investment operations ..............................           .92         .35         .63         .65        (.48)
                                                                  --------------------------------------------------------------
Less distributions from:

 Net investment income ........................................          (.53)       (.54)       (.53)       (.56)       (.59)

 Net realized gains ...........................................            --          --          --          --          -- d
                                                                  --------------------------------------------------------------
Total distributions ...........................................          (.53)       (.54)       (.53)       (.56)       (.59)
                                                                  --------------------------------------------------------------
Net asset value, end of year ..................................        $10.84      $10.45      $10.64      $10.54      $10.45
                                                                  --------------------------------------------------------------

Total return b ................................................          9.09%       3.37%       6.10%       6.38%      (4.27)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................      $250,878    $212,027    $175,655    $136,030     $92,099

Ratios to average net assets:

 Expenses .....................................................          1.18%       1.18%       1.18%       1.18%       1.17%

 Net investment income ........................................          5.06%       5.13%       5.23%       5.33%       5.44%

Portfolio turnover rate .......................................          8.67%      11.81%      10.18%      11.08%      25.35%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The fund made a capital gain distribution of $.003.




120 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONTINUED)
                                                                    -----------------------------------------------------------
                                                                                        YEAR ENDED FEBRUARY 28,
CLASS C                                                                  2004 C      2003        2002        2001        2000 C
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $10.48      $10.67      $10.58      $10.48      $11.56
                                                                    -----------------------------------------------------------

Income from investment operations:

 Net investment income a ........................................         .54         .54         .56         .56         .59

 Net realized and unrealized gains (losses) .....................         .39        (.19)        .06         .10       (1.08)
                                                                    -----------------------------------------------------------
Total from investment operations ................................         .93         .35         .62         .66        (.49)
                                                                    -----------------------------------------------------------
Less distributions from:

 Net investment income ..........................................        (.53)       (.54)       (.53)       (.56)       (.59)

 Net realized gains .............................................          --          --          --          --          -- d
                                                                    -----------------------------------------------------------
Total distributions .............................................        (.53)       (.54)       (.53)       (.56)       (.59)
                                                                    -----------------------------------------------------------
Net asset value, end of year ....................................      $10.88      $10.48      $10.67      $10.58      $10.48
                                                                    -----------------------------------------------------------

Total return b ..................................................        9.16%       3.37%       5.98%       6.45%      (4.41)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................    $565,210    $508,653    $504,900    $501,372    $540,932

Ratios to average net assets:

 Expenses .......................................................        1.18%       1.18%       1.18%       1.18%       1.17%

 Net investment income ..........................................        5.06%       5.13%       5.23%       5.34%       5.35%

Portfolio turnover rate .........................................        8.67%      11.81%      10.18%      11.08%      25.35%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The fund made a capital gain distribution of $.003.




                        Annual Report | See notes to financial statements. | 121

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 95.1%
  BONDS 87.5%
  ALABAMA .3%
  Camden IDB, Exempt Facilities Revenue, Weyerhaeuser, Refunding,
     Series A, 6.125%, 12/01/24 .............................................................    $  3,000,000      $    3,231,150
     Series B, 6.375%, 12/01/24 .............................................................       1,750,000           1,868,213
  Oneonta Eastern Health Systems Special Care Facilities Financing Authority GO, 7.75%,
    7/01/21 .................................................................................      11,215,000          12,461,435
                                                                                                                   ---------------
                                                                                                                       17,560,798
                                                                                                                   ---------------

  ALASKA .2%
  Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal
    Regional Power,
     5.70%, 1/01/12 .........................................................................       2,520,000           2,456,219
     5.80%, 1/01/18 .........................................................................       1,495,000           1,372,230
     5.875%, 1/01/32 ........................................................................       6,900,000           6,091,044
  Alaska State HFC Revenue, Series A, MBIA Insured, 5.85%, 12/01/15 .........................       2,340,000           2,437,157
                                                                                                                   ---------------
                                                                                                                       12,356,650
                                                                                                                   ---------------

  ARIZONA 6.9%
  Apache County IDA,
     IDR, Tucson Electric Power Co. Project, Series C, 5.85%, 3/01/26 .......................      16,500,000          16,219,500
     PCR, Tucson Electric Power Co. Project, Series A, 5.85%, 3/01/28 .......................      53,150,000          52,743,402
     PCR, Tucson Electric Power Co. Project, Series B, 5.875%, 3/01/33 ......................      33,800,000          33,267,988
  Arizona Health Facilities Authority Revenue,
     Bethesda Foundation Project, Series A, 6.375%, 8/15/15 .................................         400,000             407,428
     Bethesda Foundation Project, Series A, 6.40%, 8/15/27 ..................................       4,000,000           3,966,280
     Catholic Healthcare West, Series A, 6.625%, 7/01/20 ....................................       3,940,000           4,543,529
  Casa Grande IDA, Hospital Revenue, Casa Grande Regional Medical Center, Series A, 7.25%,
    12/01/32 ................................................................................      14,500,000          14,891,790
  Coconino County PCR, Tucson Electric Power Navajo, Refunding,
     Series A, 7.125%, 10/01/32 .............................................................      21,125,000          21,992,815
     Series B, 7.00%, 10/01/32 ..............................................................       9,500,000           9,903,085
  Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ..................................       4,000,000           2,703,000
  Health Facilities Authority Hospital System Revenue, John C. Lincoln Health Network,
    6.375%, 12/01/37 ........................................................................       2,500,000           2,634,125
  Maricopa County IDA, Health Facility Revenue, Catholic Healthcare, Refunding, 5.00%,
    7/01/16 .................................................................................       6,500,000           6,823,570
  Maricopa County Pollution Control Corp. PCR,
     El Paso Electric, Series A, 6.375%, 7/01/14 ............................................      32,000,000          33,566,400
     Public Service Co. of Colorado, Refunding, Series A, 5.75%, 11/01/22 ...................       9,800,000           9,907,310
  Pima County IDAR, Tucson Electric Power Co. Project,
     Series A, 6.10%, 9/01/25 ...............................................................       3,990,000           3,924,365
     Series B, 6.00%, 9/01/29 ...............................................................      94,690,000          93,593,490
     Series C, 6.00%, 9/01/29 ...............................................................      53,500,000          52,880,470
  Red Hawk Canyon CFD, No. 1, Arizona Assessment Revenue, 7.625%, 6/01/05 ...................       6,735,000           6,962,104
                                                                                                                   ---------------
                                                                                                                      370,930,651
                                                                                                                   ---------------




122 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  ARKANSAS .5%
  Arkansas State Development Finance Authority Industrial Facilities Revenue,
    Potlatch Corp. Projects, Series A, 7.75%, 8/01/25 .......................................    $  3,800,000      $    4,126,686
  Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%,
    10/01/13 ................................................................................       2,400,000           2,788,560
  Calhoun County Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project, 6.375%,
    11/01/26 ................................................................................      10,000,000           9,969,200
  Independence County PCR, Arkansas Power and Light Co. Project, Refunding, 6.25%,
    1/01/21 .................................................................................       5,000,000           5,126,300
  Warren Solid Waste Disposal Revenue, Potlach Corp. Project, 7.00%, 4/01/12 ................       3,150,000           3,299,877
                                                                                                                   ---------------
                                                                                                                       25,310,623
                                                                                                                   ---------------

  CALIFORNIA 10.8%
  ABAG 1915 Act, Special Assessment,
     Windemere Ranch AD 1, 7.45%, 9/02/30 ...................................................      37,650,000          40,166,903
     Windemere Ranch AD 99-1, 6.375%, 9/02/32 ...............................................       9,740,000          10,090,640
  Adelanto Water Authority Revenue, Water Systems Acquisition Project, sub. lien, Series A,
    Pre-Refunded, 7.50%, 9/01/28 ............................................................      21,330,000          26,984,157
  Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%,
    12/01/23 ................................................................................      11,900,000          12,539,863
  Avenal PFAR, Refunding,
     7.00%, 9/02/10 .........................................................................       1,135,000           1,206,153
     7.25%, 9/02/27 .........................................................................       3,665,000           3,863,643
  Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%,
    9/01/23 .................................................................................       4,450,000           5,721,543
  Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 ............................       6,000,000           6,162,840
  California County Tobacco Securitization Agency Revenue, Asset-Backed, Alameda County,
    5.875%, 6/01/35 .........................................................................       3,700,000           3,228,583
  California Educational Facilities Authority Revenue, Pooled College and University Financing,
    Series B, 6.125%, 6/01/09 ...............................................................         910,000             930,530
 aCalifornia Infrastructure and Economic Development Bank Revenue, Department Social
    Services Administration Building, AMBAC Insured, 5.00%,
     12/01/30 ...............................................................................      10,300,000          11,149,750
     12/01/35 ...............................................................................      14,110,000          15,274,075
  California PCFA, Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project, 6.875%,
    11/01/27 ................................................................................       5,480,000           5,492,440
  California Special Districts Association Finance Corp. COP, Series V,
    7.50%, 5/01/13 ..........................................................................         640,000             654,944
  California State GO,
     5.25%, 4/01/30 .........................................................................       2,500,000           2,551,000
     5.00%, 2/01/33 .........................................................................      38,700,000          38,639,628
     Refunding, 5.25%, 4/01/32 ..............................................................       2,500,000           2,547,675
     Variable Purpose, 5.125%, 11/01/24 .....................................................      18,935,000          19,360,848
  California Statewide CDA Revenue,
     Elder Care Alliance, Series A, 8.25%, 11/15/32 .........................................      13,090,000          13,695,282
     Eskaton Village Grass Valley, 8.25%, 11/15/31 ..........................................       3,500,000           3,829,490
     Monterey Institute International, 7.75%, 7/01/31 .......................................      15,010,000          13,372,409
     Prospect Sierra School, 6.75%, 9/01/32 .................................................       6,545,000           6,833,766
  California Statewide Communities Development Revenue, John F. Kennedy University, 6.75%,
    10/01/33 ................................................................................       8,000,000           7,938,640
  Chula Vista CFD, Special Tax No. 99-1, Otay Ranch Special Assessment 1, 6.10%,
    9/01/31 .................................................................................       4,890,000           4,990,587


                                                             Annual Report | 123

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  CALIFORNIA (CONT.)
  Corona COP, Corona Community Hospital Project,
     ETM, 9.425%, 9/01/06 ...................................................................    $  3,655,000      $    4,080,844
     Pre-Refunded, 9.425%, 9/01/20 ..........................................................       8,820,000          12,263,063
  El Dorado County CFD, Special Tax, Promontory Specific, Series No. 2001-1, 6.30%,
    9/01/31 .................................................................................       3,500,000           3,621,205
  Elk Grove Special Tax, East Franklin Community No. 1-A,
     5.80%, 8/01/25 .........................................................................       3,745,000           3,790,801
     6.00%, 8/01/33 .........................................................................       5,435,000           5,605,659
  Emeryville RDA, MFHR, Emery Bay Apartments II,
     Refunding, Series A, 5.85%, 10/01/28 ...................................................      14,060,000          13,562,557
     sub. lien, Refunding, Series B, 6.35%, 10/01/28 ........................................       3,325,000           3,259,996
     sub. lien, Refunding, Series C, 7.875%, 10/01/28 .......................................       1,960,000           1,931,560
  Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Series A, Pre-Refunded,
    6.50%, 1/01/32 ..........................................................................      37,675,000          43,028,241
  Fullerton CFD No. 1, Special Tax, Amerige Heights, 6.20%, 9/01/32 .........................       3,500,000           3,599,925
  Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded, 7.75%,
    9/01/25 .................................................................................       4,445,000           4,928,972
  Golden State Tobacco Securitization Corp.,
     California Settlement Revenue, Asset Backed, Series A-3, 7.875%, 6/01/42 ...............      10,000,000          10,762,800
     Tobacco Settlement Revenue, 5.50%, 6/01/33 .............................................      20,000,000          20,346,000
     Tobacco Settlement Revenue, 5.625%, 6/01/38 ............................................      21,000,000          21,414,960
     Tobacco Settlement Revenue, 5.50%, 6/01/43 .............................................      20,000,000          20,214,800
     Tobacco Settlement Revenue, Series 2003 A-1, 6.75%, 6/01/39 ............................       4,735,000           4,622,496
  Hesperia PFAR, Series B, 7.375%, 10/01/23 .................................................       6,365,000           6,460,220
  Lake Elsinore 1915 Act, AD No. 93-1, Limited Obligation, Refunding,
    7.00%, 9/02/30 ..........................................................................       8,450,000           8,959,958
  Lee Lake Water District Special Tax, California CFD No. 3, Retreat,
    5.95%, 9/01/34 ..........................................................................       5,000,000           5,012,350
  Los Angeles MFR, Refunding,
     Series J-1B, 7.125%, 1/01/24 ...........................................................         630,000             637,963
     Series J-1C, 7.125%, 1/01/24 ...........................................................       1,335,000           1,351,874
     Series J-2B, 8.50%, 1/01/24 ............................................................       3,085,000           3,101,258
     Series J-2C, 8.50%, 1/01/24 ............................................................       6,560,000           6,595,358
  Los Angeles Regional Airports Improvement Corp. Lease Revenue,
     Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ................      12,000,000           9,975,960
     Facilities Sub-Lease, Los Angeles International, Series A-1,
      7.125%, 12/01/24 ......................................................................       2,000,000           1,973,920
     Facilities Sub-Lease, Los Angeles International, Series A-2, 7.50%,
      12/01/24 ..............................................................................      10,000,000           9,982,600
     Refunding, Series C, 6.125%, 12/01/07 ..................................................       5,000,000           4,888,800
     Refunding, Series C, 7.00%, 12/01/12 ...................................................       8,000,000           7,880,480
     Refunding, Series C, 7.50%, 12/01/24 ...................................................      30,000,000          29,947,800
     United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ....................       9,500,000           6,440,240
  Murrieta CFD, 1915 Act, No. 2000-1, Special Tax, 6.375%, 9/01/30 ..........................       4,000,000           4,145,440
  Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 .........................       1,945,000           2,037,349
  Poway USD, Special Tax GO, CFD, No. 10, Area A, 6.10%, 9/01/31 ............................       1,995,000           2,037,813
  San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding,
    Series A,
     6.50%, 9/02/04 .........................................................................         415,000             423,213
     7.00%, 9/02/17 .........................................................................       2,345,000           2,366,363



124 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  CALIFORNIA (CONT.)
  San Francisco Uptown Parking Corp. Parking Revenue, Union Square, MBIA Insured, 6.00%,
    7/01/31 .................................................................................    $  8,920,000      $   10,030,540
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, 5.00%,
    1/01/33 .................................................................................       5,930,000           5,503,277
  San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 ............................       1,305,000           1,309,998
  San Ramon 1915 Act, Special Assessment, Fostoria Parkway Reassessment District No. 9,
    6.80%, 9/02/15 ..........................................................................         655,000             681,049
  Saugus USD, Special Tax, 6.00%, 9/01/33 ...................................................       3,150,000           3,209,283
  Stockton CFD, Special Tax, Spanos Park West, 6.375%, 9/01/32 ..............................       4,100,000           4,244,279
  Stockton Improvement Bond Special Assesment, 1915 Act, Limited Obligation,
    Mosher AD 02, 6.30%, 9/02/33 ............................................................       6,000,000           6,174,780
  West Sacramento Special Tax, CFD No. 16, 6.00%, 9/01/33 ...................................       3,000,000           2,991,750
                                                                                                                   ---------------
                                                                                                                      582,623,183
                                                                                                                   ---------------

  COLORADO 2.0%
  Arvada MFHR, Springwood Community Project, 6.45%, 2/20/26 .................................       3,000,000           3,051,090
  Colorado Health Facilities Authority Revenue, Volunteers of America Care Facilities,
    Refunding and Improvement, Series A,
     5.45%, 7/01/08 .........................................................................       1,135,000           1,128,008
     5.75%, 7/01/20 .........................................................................       3,000,000           2,769,660
     5.875%, 7/01/28 ........................................................................       2,990,000           2,732,262
  Denver City and County Airport Revenue,
     Series B, 5.50%, 11/15/33 ..............................................................      20,000,000          20,253,200
     Series D, 7.75%, 11/15/13 ..............................................................         500,000             622,050
  Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
    Series A, 6.875%, 10/01/32 ..............................................................      11,760,000           8,014,087
  Eagle County Air Terminal Corp. Revenue, Series A,
     7.00%, 5/01/21 .........................................................................         955,000             905,674
     7.125%, 5/01/31 ........................................................................       1,705,000           1,614,107
  Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 .............................       1,985,000           2,000,721
  Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
    6.95%, 8/01/19 ..........................................................................      41,200,000          42,369,668
  Littleton MFHR, Riverpoint, Refunding, Series C, 8.00%, 12/01/29 ..........................       2,870,000           3,060,597
  McKay Landing Metropolitan District No. 2 GO, Limited Tax, 7.50%, 12/01/19 ................       3,550,000           3,833,468
  Saddle Rock South Metropolitan District No. 2 GO, Ltd. Mill Levy Obligation, 7.20%,
    12/01/19 ................................................................................         675,000             731,059
  Saddle Rock South Metropolitan District No. 3 GO, Ltd. Mill Levy Obligation, 7.35%,
    12/01/19 ................................................................................       3,440,000           3,731,643
  University of Colorado Hospital Authority Revenue, Series A, 5.60%,
    11/15/31 ................................................................................       9,000,000           9,294,390
  Villages Castle Rock Metropolitan District No. 4 Revenue, cash flow variable rate bond,
    Refunding, 7.76%, 6/01/31 ...............................................................       3,000,000           2,304,990
                                                                                                                   ---------------
                                                                                                                      108,416,674
                                                                                                                   ---------------





                                                             Annual Report | 125

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  CONNECTICUT 1.9%
  Connecticut State Development Authority PCR,
     Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 .......................    $ 53,825,000      $   57,078,183
     Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 ................      12,500,000          13,282,125
  Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
    Project, 6.15%, 4/01/35 .................................................................       3,000,000           3,168,960
  Connecticut State Health and Educational Facilities Authority Revenue,
     Sacred Heart University, Series C, 6.50%, 7/01/16 ......................................         420,000             449,387
     Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ........................       1,580,000           1,795,259
     St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ...............................       5,650,000           4,822,558
     Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 ..........................       1,600,000           1,528,672
  Connecticut State HFAR, Housing Mortgage Finance Program, Series C-1, 6.30%,
    11/15/17 ................................................................................      19,995,000          21,106,122
                                                                                                                   ---------------
                                                                                                                      103,231,266
                                                                                                                   ---------------

  FLORIDA 9.3%
  Beacon Tradeport CDD, Special Assessment, Commercial Project, Series A,
     ETM, 5.80%, 5/01/04 ....................................................................       1,535,000           1,547,188
     Pre-Refunded, 6.00%, 5/01/16 ...........................................................      27,760,000          32,953,063
     Pre-Refunded, 6.20%, 5/01/22 ...........................................................      23,590,000          28,949,648
  Brighton Lakes CDD, GO, Special Assessment, Series B,
     7.375%, 5/01/07 ........................................................................       5,535,000           5,715,220
     7.625%, 5/01/31 ........................................................................       3,300,000           3,512,157
  Brooks of Bonita Springs CDD, Capital Improvement Revenue,
     6.85%, 5/01/31 .........................................................................       1,500,000           1,587,105
     Series A, 6.20%, 5/01/19 ...............................................................       7,125,000           7,398,742
  Brooks of Bonita Springs II CDD, Capital Improvement Revenue,
     Series A, 7.00%, 5/01/31 ...............................................................      12,470,000          13,278,181
     Series B, 6.60%, 5/01/07 ...............................................................       1,310,000           1,351,632
  Capital Region CDD, Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31 ...............       2,395,000           2,579,631
  Cedar Hammock CDD, Capital Improvement Revenue, 6.375%, 11/01/04 ..........................       6,435,000           6,496,969
  Championsgate CDD, Capital Improvement Revenue,
     Series A, 6.25%, 5/01/20 ...............................................................       2,735,000           2,696,464
     Series B, 5.70%, 5/01/05 ...............................................................       1,190,000           1,198,925
  Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.375%,
    8/15/32 .................................................................................      10,550,000          10,996,265
  Falcon Trace CDD, Special Assessment, 6.00%, 5/01/20 ......................................       3,690,000           3,788,892
  Fleming Plantation CDD, Special Assessment, Series B, 7.375%, 5/01/31 .....................      10,000,000          10,897,100
  Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
    6.00%, 6/01/23 ..........................................................................       5,000,000           6,179,500
  Gateway Services District Water Management Benefit Tax Revenue, Second Assessment Area,
    Phase One, 8.00%, 5/01/20 ...............................................................       3,880,000           4,045,172
  Groves CDD, Special Assessment Revenue,
     Series A, 7.75%, 5/01/32 ...............................................................       1,810,000           1,691,879
     Series B, 7.625%, 5/01/08 ..............................................................       9,600,000           8,781,888



126 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  FLORIDA (CONT.)
  Halifax Hospital Medical Center Hospital Revenue, Series A, 7.25%,
     10/01/24 ...............................................................................    $  4,700,000      $    5,132,541
     10/01/29 ...............................................................................       1,400,000           1,524,824
  Heritage Harbor CDD, Special Assessment Revenue, Series A, 6.70%, 5/01/19 .................       1,760,000           1,815,669
  Heritage Palms CDD, Capital Improvement Revenue, 6.25%, 11/01/04 ..........................       2,300,000           2,321,183
  Highlands County Health Facilities Authority Revenue, Adventist Health Systems, Refunding,
    5.25%, 11/15/28 .........................................................................       1,500,000           1,525,275
  Hillsborough County IDAR, Refunding, Series B, 5.25%,
     10/01/28 ...............................................................................       1,500,000           1,531,635
     10/01/34 ...............................................................................       7,250,000           7,375,280
  Indian Trace CDD,
     Special Assessment, Isles at Weston Project, 5.50%, 5/01/33 ............................       3,000,000           2,931,600
     Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/05 ..............       3,170,000           3,279,111
     Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/11 ..............      12,760,000          14,394,046
  Indian Trail ID, GO, Water Control and Improvement, Unit Development 18,
     6.875%, 8/01/10 ........................................................................         940,000           1,008,977
     7.00%, 8/01/20 .........................................................................       2,445,000           2,598,522
     7.25%, 8/01/31 .........................................................................       5,725,000           6,090,255
  Indigo CDD, Capital Improvement Revenue,
     Refunding, Series A, 7.00%, 5/01/31 ....................................................         960,000             992,294
     Series C, 7.00%, 5/01/30 ...............................................................       4,980,000           5,147,527
  Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 .........................................       1,900,000           2,040,144
  Lakeland Retirement Community Revenue, first mortgage, Carpenters Home, Refunding,
    Series A, 6.75%, 1/01/19 ................................................................      15,345,000          15,468,067
  Lakeside Plantation CDD, Capital Improvement Revenue, 7.00%, 5/01/07 ......................       4,590,000           3,749,709
  Lakewood Ranch CDD, Special Assessment Revenue, 6.00%, 5/01/08 ............................       1,080,000           1,117,984
  Lakewood Ranch CDD 2, Special Assessment, Series A, 8.125%, 5/01/17 .......................       3,580,000           3,771,530
  Lakewood Ranch CDD 3, Special Assessment Revenue, 7.625%, 5/01/18 .........................         495,000             521,205
  Largo First Mortgage Revenue, The Barrington Project, Series A, 7.50%,
    9/01/33 .................................................................................      11,000,000          11,376,640
  Marion County IDAR, Little Sumter Utility Co. Project, 7.15%, 10/01/30 ....................       4,250,000           4,285,105
  Mediterra North CDD, Capital Improvement Revenue, Series A, 6.80%, 5/01/31 ................       8,670,000           9,174,507
  Mediterra South CDD, Capital Improvement Revenue,
     6.85%, 5/01/31 .........................................................................       2,705,000           2,871,060
     Series B, 6.25%, 5/01/04 ...............................................................          80,000              80,181
     Series B, 6.95%, 5/01/31 ...............................................................       7,615,000           8,080,048
 bMiami-Dade County IDAR, Special Facilities, United Airlines Inc. Project, 6.05%,
    3/01/35 .................................................................................       5,000,000           1,102,800
  Mount Dora Country Club CDD, Special Assessment Revenue,
     7.125%, 5/01/05 ........................................................................          65,000              66,235
     7.75%, 5/01/13 .........................................................................         710,000             722,773
  North Springs ID,
     Special Assessment Revenue, Parkland Isles Project, Series A,
     7.00%, 5/01/19 .........................................................................       1,030,000           1,079,512
     Special Assessment, Water Management, Series A, Pre-Refunded,
      8.20%, 5/01/24 ........................................................................       1,800,000           1,845,774
     Special Assessment, Water Management, Series B, 8.30%, 5/01/24 .........................       1,585,000           1,621,487
  Northern Palm Beach County ID Revenue, Water Control and Improvement, Unit Development
    No. 43, 6.10%, 8/01/21 ..................................................................       2,850,000           2,985,232



                                                             Annual Report | 127

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  FLORIDA (CONT.)
  Northwood CDD, Special Assessment Revenue, Series B, 7.60%, 5/01/17 .......................    $  1,340,000      $    1,356,013
  Oakstead CDD Revenue, Capital Improvement, Series A, 7.20%, 5/01/32 .......................       3,430,000           3,662,828
  Orange County Health Facilities Authority Revenue,
     Hospital Adventist Health System, 5.625%, 11/15/32 .....................................      10,000,000          10,602,600
     Hospital Orlando Regional Healthcare, 5.75%, 12/01/32 ..................................      15,000,000          15,776,850
  Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32 ..................       2,970,000           3,163,822
  Parkway Center CDD, Special Assessment, Series A, 8.25%, 5/01/31 ..........................       2,378,083           1,902,466
  Pelican Marsh CDD, Special Assessment Revenue,
     Series A, 7.10%, 5/01/20 ...............................................................       3,800,000           4,106,318
     Series A, 7.20%, 5/01/31 ...............................................................       6,470,000           6,989,670
     Series A, ETM, 8.25%, 5/01/04 ..........................................................         315,000             318,711
     Series A, Pre-Refunded, 8.25%, 5/01/16 .................................................       6,590,000           6,799,298
     Series B, 6.90%, 5/01/11 ...............................................................      11,425,000          12,361,507
     Series C, 7.00%, 5/01/19 ...............................................................      11,835,000          12,478,351
     Series D, 6.95%, 5/01/19 ...............................................................       4,390,000           4,615,822
  Piney-Z CDD, Capital Improvement Revenue, Series A, 7.25%, 5/01/19 ........................         780,000             822,393
  Poinciana CDD, Special Assessment, Series A, 7.125%, 5/01/31 ..............................      10,615,000          11,292,980
  Reserve CDD,
     Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 .....................       3,365,000           3,439,535
     No. 2, Capital Improvement Revenue, 7.125%, 5/01/30 ....................................       4,530,000           4,762,797
     Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%,
      12/01/22 ..............................................................................       4,100,000           4,300,080
  River Place St. Lucie CDD, Special Assessment Revenue,
     Series A, 7.625%, 5/01/21 ..............................................................       1,245,000           1,324,045
     Series A, 7.625%, 5/01/30 ..............................................................       1,590,000           1,690,949
     Series B, 7.25%, 5/01/10 ...............................................................       2,000,000           2,104,900
  Riverwood Community Development Revenue, Special AD, Series A,
     6.75%, 5/01/04 .........................................................................         240,000             240,643
     7.75%, 5/01/14 .........................................................................         875,000             949,252
  Sampson Creek CDD, Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ..................       2,935,000           3,211,829
  St. John's County IDA, Health Care Revenue, Glenmoor St. John's Project, Series A, 8.00%,
    1/01/17 .................................................................................       1,625,000           1,587,787
  St. Lucie West Services District Capital Improvement Revenue, Cascades Project, 6.10%,
    5/01/18 .................................................................................       2,305,000           2,372,606
  St. Lucie West Services District Revenue, Port St. Lucie, Pre-Refunded, 7.875%,
    5/01/20 .................................................................................      17,665,000          18,179,052
  St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
    Management Benefit, Refunding, Series B,
     6.00%, 5/01/09 .........................................................................         955,000             975,342
     6.25%, 5/01/25 .........................................................................       5,080,000           5,290,363
  St. Lucie West Services District Water Management Benefit Tax Revenue, Pre-Refunded,
    7.70%, 5/01/25 ..........................................................................       4,595,000           4,736,480
  Stoneybrook West CDD, Special Assessment Revenue, Series A, 7.00%, 5/01/32 ................       3,075,000           3,272,046
  Sumter County IDAR, Little Sumter Utility Co. Project,
     6.75%, 10/01/27 ........................................................................       2,750,000           2,772,715
     7.25%, 10/01/27 ........................................................................       3,995,000           4,027,999
  Tara CDD No. 1 Capital Improvement Revenue, Series A, 7.15%, 5/01/31 ......................       1,405,000           1,502,057



128 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  FLORIDA (CONT.)
  Venetian CDD, Capital Improvement Revenue, Series A, 6.75%, 5/01/34 .......................    $  8,635,000      $    9,148,437
  Verandah West CDD Revenue, Series A, 6.625%, 5/01/33 ......................................       9,000,000           9,222,840
  Village CDD, No. 4, Special Assessment Revenue, 7.20%, 5/01/31 ............................       8,890,000           9,627,070
  Village Center CDD, Recreational Revenue,
     Sub Series B, 6.30%, 1/01/07 ...........................................................       1,110,000           1,157,319
     Sub Series B, 6.25%, 1/01/13 ...........................................................       7,540,000           8,001,222
     Sub Series B, 8.25%, 1/01/17 ...........................................................       2,180,000           2,363,185
     Sub Series C, 7.375%, 1/01/19 ..........................................................       2,440,000           2,613,508
  Vista Lake CDD, Capital Improvement Revenue, Series A, 7.20%, 5/01/32 .....................       2,790,000           2,986,835
  Waterchase CDD, Capital Improvement Revenue, Series A, 6.70%, 5/01/32 .....................       2,965,000           3,099,018
  Waterlefe CDD, Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ......................       1,210,000           1,301,452
  Westchase East CDD, Capital Improvement Revenue, 7.10%, 5/01/21 ...........................       1,530,000           1,640,757
                                                                                                                   ---------------
                                                                                                                      499,426,102
                                                                                                                   ---------------

  GEORGIA .5%
  Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
    12/01/28 ................................................................................       1,470,000           1,275,769
  Floyd County Development Authority Environmental Improvement Revenue,
    Dates-Temple-Inland, 5.70%, 12/01/15 ....................................................       1,575,000           1,670,319
  Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia Baptist Health
    Care System Project, ETM,
     6.25%, 10/01/18 ........................................................................       6,000,000           7,352,040
     6.375%, 10/01/28 .......................................................................       8,000,000          10,043,920
  McDuffie County Development Authority Waste Disposal Revenue, Temple-Inland Forest
    Products, 6.95%, 12/01/23 ...............................................................       5,120,000           5,502,208
                                                                                                                   ---------------
                                                                                                                       25,844,256
                                                                                                                   ---------------

  HAWAII .1%
  Hawaii State Department of Transportation Special Facilities Revenue, Continental Airlines
    Inc. Project, Refunding, 7.00%, 6/01/20 .................................................       4,240,000           4,071,672
                                                                                                                   ---------------

  IDAHO .4%
  Nez Perce County PCR,
     Potlatch 84, 7.00%, 12/01/14 ...........................................................       2,500,000           2,683,275
     Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 .....................................      17,500,000          16,781,450
                                                                                                                   ---------------
                                                                                                                       19,464,725
                                                                                                                   ---------------

  ILLINOIS 2.9%
  Antioch Village Special Service Area No. 1 Special Tax, Deercrest Project, 6.625%,
    3/01/33 .................................................................................       3,350,000           3,368,157
  Antioch Village Special Service Area No. 2 Special Tax, Clublands Project, 6.625%,
    3/01/33 .................................................................................       5,650,000           5,680,623
  Bolingbrook Special Service Area No. 1, Special Tax, Augusta Village Project, 6.75%,
    3/01/32 .................................................................................       5,500,000           5,719,505



                                                             Annual Report | 129

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  ILLINOIS (CONT.)
  Bolingbrook Special Service Area No. 2, Special Tax, Bloomfield West Project, Series A,
     6.625%, 3/01/31 ........................................................................    $  4,530,000      $    4,598,856
     7.00%, 3/01/31 .........................................................................       5,000,000           5,244,500
  Bolingbrook Special Service Area No. 3, Special Tax, Lakewood Ridge Project, 7.05%,
    3/01/31 .................................................................................       5,905,000           6,387,202
  Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured,
    5.90%, 8/01/23 ..........................................................................      11,000,000          11,249,810
  Cary Special Tax,
     Special Service Area No. 1 Cambridge, Series A, 7.625%, 3/01/30 ........................       3,913,000           4,256,248
     Special Service Area No. 2 Foxford Hill, 7.50%, 3/01/30 ................................       5,500,000           5,838,690
  Chicago O'Hare International Airport Special Facilities Revenue, American Airlines Inc.
    Project, 8.20%, 12/01/24 ................................................................       7,830,000           6,851,250
  Gilberts Special Service Area No. 9, Special Tax, Big Timber Project, 7.75%, 3/01/27 ......       6,000,000           6,693,900
  Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
     ETM, 7.125%, 5/15/11 ...................................................................       2,140,000           2,164,182
     Pre-Refunded, 7.25%, 5/15/22 ...........................................................       7,000,000           7,080,990
  Illinois Health Facilities Authority Revenue,
     Northwestern Medical Center, MBIA Insured, Pre-Refunded, 6.625%,
     11/15/25 ...............................................................................       6,500,000           6,888,180
     Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured,
      6.25%, 11/15/20 .......................................................................       9,000,000          10,134,990
     Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ..................       3,370,000           3,624,502
     St. Elizabeth's Hospital, 6.25%, 7/01/16 ...............................................       1,215,000           1,278,885
     St. Elizabeth's Hospital, 6.375%, 7/01/26 ..............................................       6,695,000           6,979,069
     Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 .........................       8,595,000           8,294,519
  Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
    Convention Center,
     ETM, 7.00%, 7/01/26 ....................................................................       7,500,000          10,202,250
     Pre-Refunded, 6.25%, 7/01/17 ...........................................................      11,000,000          12,476,970
  Minooka Special Assessment, Improvement Prairie Ridge Project, 6.875%,
    3/01/33 .................................................................................       3,000,000           3,067,290
  Montgomery Special Assessment, Improvement, Lakewood Creek Project,
    7.75%, 3/01/30 ..........................................................................       5,000,000           5,484,750
  Southwestern Development Authority Revenue, Anderson Hospital, 5.625%,
    8/15/29 .................................................................................       2,425,000           2,430,020
  Wauconda Special Service Area No. 1, Special Tax, Liberty Lakes Project, 6.625%,
    3/01/33 .................................................................................       5,280,000           5,376,043
  Yorkville United City Special Service Area Special Tax, No. 2003, Windett Ridge Project,
    Series 101, 6.875%, 3/01/33 .............................................................       3,900,000           4,071,249
                                                                                                                   ---------------
                                                                                                                      155,442,630
                                                                                                                   ---------------

  INDIANA 1.3%
  Goshen Industrial Revenue, Greencroft Hospital Association Inc., Refunding, 5.75%,
     8/15/19 ................................................................................       3,000,000           2,951,700
     8/15/28 ................................................................................       5,000,000           4,834,350
  Indiana Health Facility Financing Authority Hospital Revenue,
     Community Foundation Northwest Indiana, Series A, 6.375%, 8/01/31 ......................      48,500,000          49,716,380
     Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 ....................       1,500,000           1,508,745
  Indiana State Development Finance Authority Environmental Revenue, USX Corp. Project,
    Refunding, 5.60%, 12/01/32 ..............................................................       8,200,000           8,311,602
                                                                                                                   ---------------
                                                                                                                       67,322,777
                                                                                                                   ---------------



130 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  KENTUCKY 1.0%
  Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
     Series A, 7.50%, 2/01/20 ...............................................................    $ 17,290,000      $   16,820,058
     Series A, 7.125%, 2/01/21 ..............................................................       4,500,000           4,216,905
     Series B, 7.25%, 2/01/22 ...............................................................       3,595,000           3,405,507
  Kentucky Economic Development Finance Authority Hospital System Revenue,
    Appalachian Regional Health Center Facility, Refunding and Improvement,
    5.875%, 10/01/22 ........................................................................       6,835,000           6,377,602
  Maysville Solid Waste Disposal Facilities Revenue, Inland Container Corp. Project, Refunding,
    6.90%, 9/01/22 ..........................................................................      16,000,000          17,128,480
  Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%,
    9/01/06 .................................................................................         370,000             376,875
  Russell Health System Revenue, Pre-Refunded, 8.10%, 7/01/15 ...............................       6,940,000           8,006,362
                                                                                                                   ---------------
                                                                                                                       56,331,789
                                                                                                                   ---------------

  LOUISIANA .9%
  Beauregard Parish Revenue, Boise Cascade Corporate Project, Refunding, 6.80%,
    2/01/27 .................................................................................      13,990,000          14,471,256
  Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding,
    6.70%, 3/01/13 ..........................................................................       4,850,000           4,911,643
  West Feliciana Parish PCR,
     Entergy Gulf States Project, Refunding, Series B, 6.60%, 9/01/28 .......................      20,750,000          21,241,360
     Series A, 7.50%, 5/01/15 ...............................................................       8,740,000           8,897,757
                                                                                                                   ---------------
                                                                                                                       49,522,016
                                                                                                                   ---------------

  MAINE .6%
  Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ......................       4,800,000           4,857,072
  Skowhegan PCR, S.D. Warren Co.,
     Series A, 6.65%, 10/15/15 ..............................................................      24,570,000          24,784,005
     Series B, 6.65%, 10/15/15 ..............................................................       4,940,000           4,983,027
                                                                                                                   ---------------
                                                                                                                       34,624,104
                                                                                                                   ---------------

  MARYLAND .7%
  Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
    Improvement, Series B, 8.50%, 9/01/07 ...................................................       5,340,000           5,972,363
  Maryland State CDA, Department of Housing and Community Development Revenue, Series A,
    5.875%, 7/01/16 .........................................................................       3,185,000           3,365,430
  Maryland State EDC Revenue, Chesapeake Bay,
     senior lien, Series B, 7.50%, 12/01/14 .................................................       1,915,000           1,782,712
     senior lien, Series B, 7.625%, 12/01/22 ................................................       6,740,000           6,137,983
     Series B, 7.75%, 12/01/31 ..............................................................      16,160,000          14,651,302
  Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project, Series B,
    8.50%, 9/01/07 ..........................................................................       6,975,000           7,879,937
                                                                                                                   ---------------
                                                                                                                       39,789,727
                                                                                                                   ---------------




                                                             Annual Report | 131

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MASSACHUSETTS .5%
  Massachusetts Bay Transportation Authority Revenue, General Transportation System,
    Series A, 7.00%, 3/01/21 ................................................................    $  2,000,000      $    2,641,360
  Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste
    Management Inc. Project, Series B, 6.90%, 12/01/29 ......................................       3,000,000           3,526,410
  Massachusetts State Development Finance Agency Revenue,
     Berkshire Retirement Project, first mortgage, 5.60%, 7/01/19 ...........................       1,030,000           1,031,751
     Berkshire Retirement Project, first mortgage, 5.625%, 7/01/29 ..........................       1,620,000           1,588,783
     Loomis Community Project, first mortgage, Refunding, Series A, 5.75%, 7/01/23 ..........       3,500,000           3,301,130
     Loomis Community Project, first mortgage, Series A, 5.625%, 7/01/15 ....................       1,850,000           1,846,004
  Massachusetts State Health and Educational Facilities Authority Revenue, Saint Memorial
    Medical Center, Refunding, Series A,
     5.75%, 10/01/06 ........................................................................       2,485,000           2,506,073
     6.00%, 10/01/23 ........................................................................       6,235,000           5,951,744
 bMassachusetts State Industrial Finance Agency Solid Waste Disposal Revenue, Massachusetts
    Paper Co. Project, senior lien, 8.50%, 11/01/12 .........................................      39,820,661           4,420,093
                                                                                                                   ---------------
                                                                                                                       26,813,348
                                                                                                                   ---------------
  MICHIGAN 3.4%
  Delta County EDC, Environmental Improvement Revenue, Mead Escanaba Paper, Refunding,
    Series A, 6.25%, 4/15/27 ................................................................      10,500,000          11,286,450
  Detroit GO,
     Refunding, Series B, 6.375%, 4/01/07 ...................................................       7,535,000           8,039,996
     Refunding, Series B, 6.25%, 4/01/08 ....................................................       3,000,000           3,197,070
     Series A, Pre-Refunded, 6.80%, 4/01/15 .................................................       5,160,000           5,532,191
  Dickinson County Memorial Hospital System Revenue, Pre-Refunded, 8.125%,
    11/01/24 ................................................................................       4,250,000           4,530,415
  Garden City Hospital Financing Authority Hospital Revenue, Refunding,
     5.625%, 9/01/10 ........................................................................       2,000,000           1,841,760
     5.75%, 9/01/17 .........................................................................       1,000,000             840,330
  Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A,
    MBIA Insured, Pre-Refunded, 6.125%, 1/15/21 .............................................      11,770,000          13,048,222
  Michigan State Hospital Finance Authority Revenue,
     Ascension Health Credit, Refunding, Series A, MBIA Insured,Pre-Refunded, 6.125%,
      11/15/23 ..............................................................................      18,000,000          21,740,580
     Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 ...........       7,500,000           6,102,075
     Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 ...........      30,205,000          23,654,140
     Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%,
      8/15/23 ...............................................................................         500,000             332,185
     Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 ......................         500,000             321,000
     Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 .................................       1,000,000           1,042,750
     Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 ....................       7,310,000           7,974,625
     Sinai Hospital, Refunding, 6.625%, 1/01/16 .............................................       2,990,000           2,432,156
     Sinai Hospital, Refunding, 6.70%, 1/01/26 ..............................................       7,250,000           5,527,762



132 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MICHIGAN (CONT.)
  Michigan State Strategic Fund Limited Obligation Revenue,
     Detroit Edison Co. Pollution Control Project, Refunding, Series C,
     5.45%, 9/01/29 .........................................................................    $ 11,000,000      $   11,622,710
     Detroit Edison Co. Pollution Project, Refunding, Series BB, MBIA Insured, 6.20%,
      8/15/25 ...............................................................................       7,825,000           8,509,609
  Midland County EDR, Refunding,
     Series A, 6.875%, 7/23/09 ..............................................................      35,000,000          36,769,250
     Series B, 6.75%, 7/23/09 ...............................................................       4,000,000           4,205,880
  Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph's Hospital Project,
    Refunding, Series A, ETM, 5.60%, 2/15/13 ................................................       1,750,000           1,968,470
  Wayne Charter County Special Airport Facilities Revenue, Airport Revenues, Refunding,
    6.75%, 12/01/15 .........................................................................       4,995,000           4,780,065
                                                                                                                   ---------------
                                                                                                                      185,299,691
                                                                                                                   ---------------

  MINNESOTA 1.6%
  Duluth Commercial Development Revenue, Duluth Radisson Hotel Project, Refunding,
    8.00%, 12/01/15 .........................................................................       5,000,000           4,090,400
  Hubbard County Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.25%,
    8/01/14 .................................................................................       9,000,000           9,709,110
  Maplewood Health Care Facility Revenue, Health East Project, 5.95%,
    11/15/06 ................................................................................       2,200,000           2,202,992
  Minneapolis and St. Paul Metropolitan Airports Commission Special Facilities Revenue,
     Northwest Airlines Project, Series A, 7.00%, 4/01/25 ...................................       6,000,000           5,807,340
     Northwest Airlines, Series B, 6.50%, 4/01/25 ...........................................       3,750,000           3,675,900
  Minneapolis CDA, Supported Development Revenue, Limited Tax, Series 3-A, 8.375%,
    12/01/19 ................................................................................         600,000             609,924
  Minneapolis Health Care Facility Revenue, Fairview Health Services, Series A, 5.625%,
    5/15/32 .................................................................................      18,380,000          19,266,100
  Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
    Series A, 6.375%, 11/15/29 ..............................................................       6,500,000           7,111,715
  Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%,
    2/01/18 .................................................................................       2,370,000           2,444,892
  Robbinsdale MFHR, Copperfield Phase II Apartments, Refunding, 9.00%,
    3/01/25 .................................................................................       4,110,000           4,174,280
  Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%,
    12/01/29 ................................................................................       3,280,000           3,507,271
  Southcentral Multi-County Housing and RDAR, Pooled Housing and Ltd. Annual Tax,
    Pooled Housing Program, 8.00%, 2/01/25 ..................................................      10,000,000           6,241,400
  St. Paul Housing and RDA, Tax Increment Revenue, Energy Park Project, Series A, 8.625%,
    9/01/07 .................................................................................         720,000             728,604
  St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
     6/01/16 ................................................................................       4,425,000           4,529,563
     6/01/26 ................................................................................      10,660,000          10,950,698
                                                                                                                   ---------------
                                                                                                                       85,050,189
                                                                                                                   ---------------

  MISSISSIPPI .7%
  Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%,
    2/01/26 .................................................................................      33,295,000          33,334,621
  Corinth and Alcorn County Hospital Revenue, Magnolia Regional Health Center Project,
    Refunding, Series A, 5.50%, 10/01/21 ....................................................       3,500,000           3,532,200
                                                                                                                   ---------------
                                                                                                                       36,866,821
                                                                                                                   ---------------



                                                             Annual Report | 133

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MISSOURI .7%
  Lake of the Ozarks Community Board Corp. Bridge System Revenue,
     Pre-Refunded, 6.25%, 12/01/16 ..........................................................    $  1,000,000      $    1,150,830
     Pre-Refunded, 6.40%, 12/01/25 ..........................................................       3,000,000           3,460,140
     Refunding, 5.25%, 12/01/20 .............................................................       8,350,000           7,981,932
  St. Louis County IDA, Industrial Revenue, Kiel Center, Refunding,
     7.625%, 12/01/09 .......................................................................       8,000,000           8,250,560
     7.75%, 12/01/13 ........................................................................       5,175,000           5,337,133
     7.875%, 12/01/24 .......................................................................       6,000,000           6,187,920
  West Plains IDA, Hospital Revenue,
     Ozarks Medical Center, 6.30%, 11/15/11 .................................................         940,000           1,000,545
     Ozarks Medical Center, 6.75%, 11/15/24 .................................................       1,870,000           1,918,265
     Ozarks Medical Center Project, Refunding, 5.50%, 11/15/12 ..............................         500,000             505,555
                                                                                                                   ---------------
                                                                                                                       35,792,880
                                                                                                                   ---------------

  NEBRASKA
  Scotts Bluff County Hospital Authority No. 1, Hospital Revenue, Regional West Medical
    Center, 6.375%, 12/15/08 ................................................................       1,145,000           1,161,831
                                                                                                                   ---------------

  NEVADA 3.6%
  Clark County ID, Special Assessment, Special ID No. 142, Local Improvement, 6.375%,
    8/01/23 .................................................................................       4,200,000           4,286,394
  Clark County IDR,
     Local ID No. 132, Summerlin, 6.875%, 2/01/21 ...........................................       3,965,000           4,094,854
     Southwest Gas Corp., Series A, 6.50%, 12/01/33 .........................................      13,775,000          13,894,842
  Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project,
    Second Tier,
     7.25%, 1/01/23 .........................................................................       8,000,000           8,103,440
     7.375%, 1/01/30 ........................................................................       9,000,000           9,129,240
     7.375%, 1/01/40 ........................................................................      45,000,000          45,138,600
  Henderson Local ID No. 2, Special Assessment, 9.50%, 8/01/11 ..............................       2,500,000           2,571,125
  Henderson Local ID No. T-1, Special Assessment, Series A, 8.50%, 8/01/13 ..................      17,370,000          17,912,812
  Henderson Local ID No. T-4C, Special Assessment, Green Valley, Refunding, Series A, 5.90%,
    11/01/18 ................................................................................       3,095,000           3,190,233
  Henderson Local ID No. T-12, Special Assessment, Series A, 7.375%, 8/01/18 ................      43,780,000          47,397,541
  Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project, Series A,
    Pre-Refunded, 6.10%, 6/15/14 ............................................................       3,500,000           3,585,190
  Las Vegas IDR, Special Local ID No. 808, Summerlin, 6.75%, 6/01/21 ........................       8,420,000           8,685,146
  Las Vegas Local Improvement Bond Special Assessment, Special ID No. 404, FSA Insured,
    5.85%, 11/01/09 .........................................................................       3,000,000           3,022,320
  Las Vegas Special Assessment ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ..................       5,600,000           5,765,928
  Nevada Housing Division Revenue, SF Program,
     Sub Series A-1, FHA Insured, 8.75%, 10/01/04 ...........................................          35,000              35,220
     Sub Series B-1, 7.90%, 10/01/05 ........................................................         175,000             176,523
     Sub Series C-1, 7.55%, 10/01/05 ........................................................         215,000             215,800
  Washoe County Revenue, Reno-Sparks Convention Center Project, FSA Insured, Pre-Refunded,
    6.40%, 7/01/29 ..........................................................................      15,415,000          18,702,403
                                                                                                                   ---------------
                                                                                                                      195,907,611
                                                                                                                   ---------------



134 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW HAMPSHIRE .3%
  New Hampshire Higher Education and Health Facilities Authority Revenue,
     Hillcrest Terrace, 7.50%, 7/01/24 ......................................................    $ 17,250,000      $   15,514,822
     Littleton Hospital Association, Series B, 5.90%, 5/01/28 ...............................       2,000,000           1,779,060
     New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 ..................       1,300,000           1,346,514
                                                                                                                   ---------------
                                                                                                                       18,640,396
                                                                                                                   ---------------

  NEW JERSEY 4.1%
  Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
     Series 1, 6.00%, 1/01/19 ...............................................................       2,180,000           2,179,782
     Series 1, 6.00%, 1/01/29 ...............................................................       5,000,000           4,967,600
     Series 2, 6.125%, 1/01/19 ..............................................................       2,125,000           2,137,686
     Series 2, 6.125%, 1/01/29 ..............................................................       5,105,000           5,123,021
  New Jersey EDA Revenue,
     FHA, Keswick Pines, Refunding, 5.75%, 1/01/24 ..........................................       1,500,000           1,485,870
     first mortgage, Presbyterian, Series A, 6.25%, 11/01/20 ................................       7,635,000           7,839,465
  New Jersey EDA,
     Lease Revenue, International Center for Public Health Project, University of Medicine and
      Dentistry, AMBAC Insured, 6.00%, 6/01/32 ..............................................       9,965,000          11,526,316
     Special Facility Revenue, Continental Airlines Inc. Project, 6.625%,
      9/15/12 ...............................................................................      18,500,000          17,604,045
     Special Facility Revenue, Continental Airlines Inc. Project, 6.25%,
      9/15/19 ...............................................................................      54,420,000          48,010,957
     Special Facility Revenue, Continental Airlines Inc. Project, 6.40%,
      9/15/23 ...............................................................................      73,030,000          64,519,084
  New Jersey Health Care Facilities Financing Authority Revenue,
     5.50%, 7/01/33 .........................................................................       3,000,000           3,052,290
     Lutheran Home, Series A, 8.40%, 7/01/19 ................................................       2,100,000           2,113,272
     South Jersey Hospital, 5.875%, 7/01/21 .................................................       7,500,000           7,822,575
     South Jersey Hospital, 6.00%, 7/01/32 ..................................................      18,000,000          18,654,120
     Trinitas Hospital Obligation Group, Refunding, 7.50%, 7/01/30 ..........................       5,000,000           5,566,100
  Tobacco Settlement Financing Corp. Revenue, Asset Backed, Refunding,
     6.00%, 6/01/37 .........................................................................      10,000,000           9,009,900
     6.125%, 6/01/42 ........................................................................       9,050,000           8,197,580
                                                                                                                   ---------------
                                                                                                                      219,809,663
                                                                                                                   ---------------

  NEW MEXICO 2.6%
  Farmington PCR,
     Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%,
      12/01/16 ..............................................................................      24,045,000          25,204,450
     Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%,
      4/01/22 ...............................................................................      66,125,000          69,376,366
     Public Service Co. Project, Series A, 6.60%, 10/01/29 ..................................       6,000,000           6,392,700
     Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ...................................      37,000,000          39,117,880
                                                                                                                   ---------------
                                                                                                                      140,091,396
                                                                                                                   ---------------




                                                             Annual Report | 135

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK 9.5%
  Corinth IDA, Environmental Improvement Revenue, International Paper Company Project,
    Refunding, Series A, 5.75%, 2/01/22 .....................................................    $  2,000,000      $    2,100,840
  MTA Transit Facilities Revenue, Series A, MBIA Insured, Pre-Refunded, 5.875%,
    7/01/27 .................................................................................      22,700,000          26,227,353
  New York City GO,
     Refunding, Series F, 6.00%, 8/01/11 ....................................................      10,000,000          11,094,800
     Refunding, Series H, 6.25%, 8/01/15 ....................................................      25,000,000          28,276,250
     Refunding, Series J, 6.00%, 8/01/21 ....................................................       8,885,000           9,832,319
     Series A, 6.125%, 8/01/06 ..............................................................       9,595,000           9,917,776
     Series A, Pre-Refunded, 6.125%, 8/01/06 ................................................         595,000             616,616
     Series B, 7.00%, 2/01/18 ...............................................................         115,000             115,371
     Series B, 6.00%, 8/15/26 ...............................................................       2,245,000           2,440,337
     Series B, Pre-Refunded, 6.00%, 8/15/26 .................................................       2,755,000           3,114,886
     Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 .................................      17,070,000          17,706,370
     Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 .................................       5,000,000           5,192,000
     Series D, 7.625%, 2/01/14 ..............................................................           5,000               5,018
     Series D, Pre-Refunded, 6.00%, 2/15/10 .................................................       4,995,000           5,283,461
     Series E, 6.25%, 2/15/07 ...............................................................          10,000              10,535
     Series E, Pre-Refunded, 6.25%, 2/15/07 .................................................       3,260,000           3,455,959
     Series F, 7.50%, 2/01/21 ...............................................................          85,000              85,295
     Series F, Pre-Refunded, 6.625%, 2/15/25 ................................................       8,625,000           9,156,817
     Series G, 5.75%, 8/01/10 ...............................................................         505,000             522,463
     Series G, 6.125%, 10/15/11 .............................................................      20,480,000          23,340,851
     Series G, 6.20%, 10/15/14 ..............................................................      10,000,000          11,351,800
     Series G, 7.50%, 2/01/22 ...............................................................          10,000              10,035
     Series I, 6.25%, 4/15/17 ...............................................................       8,490,000           9,522,639
     Series I, 6.25%, 4/15/27 ...............................................................       5,065,000           5,661,606
     Series I, Pre-Refunded, 6.25%, 4/15/17 .................................................      16,880,000          19,467,704
     Series I, Pre-Refunded, 6.25%, 4/15/27 .................................................      17,855,000          20,592,171
     Series J, Pre-Refunded, 6.00%, 8/01/21 .................................................       1,115,000           1,289,386
  New York City IDA,
     Civic Facility Revenue, Amboy Properties Corp. Project, Refunding,
     6.75%, 6/01/20 .........................................................................       6,895,000           6,898,310
     Civic Facility Revenue, Series C, 6.80%, 6/01/28 .......................................       5,000,000           5,215,100
     Civic Facility Revenue, Staten Island University Hospital Project, Series C, 6.45%,
      7/01/32 ...............................................................................       1,500,000           1,541,940
     IDR, La Guardia Association LP Project, Refunding, 6.00%, 11/01/28 .....................       7,500,000           4,121,250
     Special Facilities Revenue, American Airlines Inc. Project, 6.90%,
      8/01/24 ...............................................................................       4,000,000           3,074,720
     Special Facilities Revenue, British Airways PLC Project, 7.625%,
      12/01/32 ..............................................................................      15,000,000          15,156,300
     Special Facilities Revenue, JFK International Airport Project, Series A, 8.00%,
      8/01/12 ...............................................................................      74,000,000          63,654,060
  New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Series E, 5.00%, 6/15/34 ................................................................      10,000,000          10,444,800



136 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK (CONT.)
  New York GO,
     6.125%, 8/01/25 ........................................................................    $  5,570,000      $    6,192,058
     Refunding, Series A, 6.25%, 8/01/08 ....................................................       2,965,000           3,066,255
     Refunding, Series A, Pre-Refunded, 6.25%, 8/01/08 ......................................       7,035,000           7,292,622
     Refunding, Series H, Pre-Refunded, 6.125%, 8/01/25 .....................................          30,000              34,816
  New York Revenue, Fiscal 2003, Series I, 5.00%,
     3/01/24 ................................................................................       5,000,000           5,160,850
     3/01/25 ................................................................................       9,000,000           9,262,710
     3/01/33 ................................................................................       4,500,000           4,601,385
  New York State Dormitory Authority Revenue,
     City University System, Third General, Series 2, Pre-Refunded, 6.00%,
     7/01/26 ................................................................................       6,100,000           6,884,155
     Mental Health Services, Refunding, Series A, 6.00%, 8/15/17 ............................       2,300,000           2,591,410
     Mental Health Services, Series A, Pre-Refunded, 6.00%, 8/15/17 .........................       8,940,000          10,264,819
     State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 ..................       5,000,000           5,619,200
  New York State HFA, Service Contract Obligation Revenue, Series A,
     6.00%, 3/15/26 .........................................................................         220,000             243,665
     Pre-Refunded, 6.00%, 3/15/26 ...........................................................       4,755,000           5,402,155
  New York State HFAR, Refunding, Series A, 5.90%, 11/01/05 .................................      12,515,000          13,442,737
  New York State Mortgage Agency Revenue, Homeowners Mortgage,
     Series 59, 6.10%, 10/01/15 .............................................................       2,000,000           2,121,600
     Series 61, 5.80%, 10/01/16 .............................................................       5,000,000           5,268,850
  New York State Urban Development Corp. Revenue, Correctional Capital Facilities, Series 7,
    Pre-Refunded, 5.70%, 1/01/27 ............................................................       4,750,000           5,389,872
  Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B,
    6.00%, 12/01/19 .........................................................................       1,000,000             976,040
  Onondaga County IDA, Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC Project,
    Refunding,
     6.80%, 11/01/14 ........................................................................       5,000,000           5,349,750
     7.00%, 11/01/30 ........................................................................       7,000,000           7,471,940
  Port Authority of New York and New Jersey Special Obligation Revenue,
     3rd Installment, 7.00%, 10/01/07 .......................................................       5,300,000           5,524,879
     4th Installment, Special Project, 6.75%, 10/01/11 ......................................         925,000             976,707
     5th Installment, 6.75%, 10/01/19 .......................................................      17,500,000          18,223,100
     Continental Airlines Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ................      10,000,000          10,054,000
     Continental Airlines Inc., Eastern Project, La Guardia, 9.125%, 12/01/15 ...............      27,650,000          27,692,305
  Utica IDA, Civic Facility Revenue, Utica College Civic Facility,
     6.75%, 12/01/21 ........................................................................       1,250,000           1,316,375
     6.85%, 12/01/31 ........................................................................       2,000,000           2,105,720
  Warren and Washington Counties IDAR, Adirondack Resource Recovery Project, Refunding,
    Series A, 7.90%, 12/15/07 ...............................................................         710,000             714,686
                                                                                                                   ---------------
                                                                                                                      509,741,799
                                                                                                                   ---------------




                                                             Annual Report | 137

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NORTH CAROLINA 1.6%
  North Carolina Eastern Municipal Power Agency Power System Revenue,
     Refunding, Series A, 5.75%, 1/01/26 ......................................................  $ 37,500,000      $   39,394,500
     Refunding, Series B, 5.75%, 1/01/24 ......................................................    35,750,000          37,704,810
     Refunding, Series D, 6.75%, 1/01/26 ......................................................     5,000,000           5,603,800
     Series D, 6.70%, 1/01/19 .................................................................     2,000,000           2,259,480
  North Carolina HFAR, SF, Series II, FHA Insured, 6.20%,
     3/01/16 ..................................................................................     1,675,000           1,751,196
     9/01/17 ..................................................................................     1,095,000           1,141,833
                                                                                                                   ---------------
                                                                                                                       87,855,619
                                                                                                                   ---------------

  NORTH DAKOTA .5%
  Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series, AMBAC Insured,
    6.05%, 1/01/19 ............................................................................    24,655,000          26,092,880
                                                                                                                   ---------------

  OHIO 3.2%
  Akron COP, Akron Municipal Baseball Stadium Project, Capital Appreciation,
     6.30%, 12/01/05 ..........................................................................     1,700,000           1,823,726
     6.40%, 12/01/06 ..........................................................................     1,685,000           1,876,214
     6.50%, 12/01/07 ..........................................................................     1,230,000           1,349,408
     6.90%, 12/01/16 ..........................................................................     2,500,000           2,768,650
  Cuyahoga County Hospital Revenue, Refunding, 5.50%, 1/01/29 .................................    11,500,000          12,125,370
  Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
    Refunding,
     Series C, 6.05%, 10/01/09 ................................................................    14,250,000          13,333,297
     Series E, 6.05%, 10/01/09 ................................................................     5,250,000           4,912,268
     Series F, 6.05%, 10/01/09 ................................................................     1,000,000             935,670
  Franklin County Health Care Facilities Revenue,
     Ohio Presbyterian, Series A, 7.125%, 7/01/29 .............................................     1,000,000           1,074,130
     Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17 ..............................     3,100,000           3,127,745
     Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21 ..............................       950,000             943,635
     Presbyterian Retirement Services, Series A, 6.625%, 7/01/13 ..............................     1,000,000           1,075,390
  Lucas County Health Facilities Revenue, Presbyterian Retirement Services, Refunding,
    Series A,
     6.625%, 7/01/14 ..........................................................................     1,000,000           1,055,390
     6.75%, 7/01/20 ...........................................................................     2,000,000           2,078,380
  Montgomery County Health Systems Revenue,
     Series B-1, Pre-Refunded, 8.10%, 7/01/18 .................................................     5,940,000           6,882,935
     Series B-2, Pre-Refunded, 8.10%, 7/01/18 .................................................     6,045,000           7,013,967
     St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 ......................................     9,000,000          10,433,340



138 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  OHIO (CONT.)
  Ohio State Air Quality Development Authority Revenue,
     Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 ............................  $ 17,900,000      $   18,356,987
     PCR, Cleveland Electric, Refunding, Series B, 6.00%, 8/01/20 .............................     6,250,000           6,456,125
     Pollution Control, Ohio Edison, Refunding, Series A, 5.95%, 5/15/29 ......................    13,000,000          13,056,940
  Ohio State Water Development Authority PCR, Facilities Revenue, Cleveland Electric,
    Refunding, Series A, 8.00%, 10/01/23 ......................................................    27,700,000          29,211,866
  Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express, Project 1,
     7.00%, 4/01/04 ...........................................................................       870,000             870,461
     7.25%, 4/01/09 ...........................................................................     5,385,000           5,470,245
     7.375%, 4/01/14 ..........................................................................     8,200,000           8,336,776
     7.50%, 4/01/19 ...........................................................................    14,365,000          14,423,609
  Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A,
    6.875%, 7/01/16 ...........................................................................     1,500,000           1,567,260
                                                                                                                   ---------------
                                                                                                                      170,559,784
                                                                                                                   ---------------

  OKLAHOMA .2%
  Oklahoma Development Finance Authority Revenue, Comanche County Hospital Project,
    Series B, 6.60%, 7/01/31 ..................................................................     5,000,000           5,259,400
  Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
    6.00%, 8/15/14 ............................................................................     4,000,000           4,139,960
                                                                                                                   ---------------
                                                                                                                        9,399,360
                                                                                                                   ---------------

  OREGON 2.4%
  Klamath Falls Electric Revenue,
     Klamath Cogen Project, senior lien, 7.00%, 1/01/25 .......................................    12,900,000          13,678,773
     Klamath Cogen, senior lien, Refunding, 5.75%, 1/01/13 ....................................    13,000,000          13,413,010
     Klamath Cogen, senior lien, Refunding, 5.875%, 1/01/16 ...................................    19,650,000          19,962,435
     Klamath Cogen, senior lien, Refunding, 6.00%, 1/01/25 ....................................    66,060,000          66,273,374
  Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
    Pre-Refunded, 6.00%, 5/01/26 ..............................................................     9,400,000          11,378,136
  Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
    Linfield College Project, Series A, 6.75%, 10/01/25 .......................................     5,220,000           5,901,941
                                                                                                                   ---------------
                                                                                                                      130,607,669
                                                                                                                   ---------------

  PENNSYLVANIA 4.4%
  Allegheny County Hospital Development Authority Revenue, Health System,
     Series A, MBIA Insured, 6.50%, 11/15/30 ..................................................    10,000,000          12,015,800
     Series B, 8.65%, 11/15/05 ................................................................     2,000,000           2,065,880
     Series B, 9.25%, 11/15/15 ................................................................    24,000,000          26,150,640
     Series B, 9.25%, 11/15/22 ................................................................    24,000,000          26,150,640
  Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding,
     6.10%, 7/15/20 ...........................................................................     5,500,000           5,729,185
     Series A, 6.70%, 12/01/20 ................................................................     9,400,000           9,680,120
  Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%,
    5/01/10 ...................................................................................     3,775,000           4,107,615
  Chartiers Valley Industrial and Commercial Development Authority Revenue, Asbury Health
    Center Project, Refunding, 7.40%, 12/01/15 ................................................     5,250,000           5,401,357



                                                             Annual Report | 139

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  PENNSYLVANIA (CONT.)
  Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
     6.10%, 1/01/06 ...........................................................................  $  2,140,000      $    2,229,452
     6.50%, 1/01/08 ...........................................................................       425,000             463,752
     6.10%, 7/01/13 ...........................................................................    20,500,000          22,083,625
     6.20%, 7/01/19 ...........................................................................     6,500,000           6,799,390
  Lancaster IDAR, Garden Spot Village Project, Series A, 7.625%, 5/01/31 ......................     1,650,000           1,763,438
  Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding, Series A,
    MBIA Insured, 6.15%, 8/01/29 ..............................................................     4,000,000           4,339,960
  Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
     6.25%, 9/01/04 ...........................................................................     1,150,000           1,172,264
     6.60%, 9/01/09 ...........................................................................    16,000,000          16,679,680
     6.70%, 9/01/14 ...........................................................................    20,760,000          21,619,049
     6.75%, 9/01/19 ...........................................................................    15,800,000          16,419,992
  Pennsylvania EDA, Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%,
    12/01/15 ..................................................................................    10,000,000          10,424,800
  Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
    Allegheny Delaware Valley Obligation Group, Series A, MBIA Insured, 5.875%,
    11/15/16 ..................................................................................    13,000,000          14,450,150
  Philadelphia GO, Refunding, Series B, 6.00%, 5/15/05 ........................................     3,080,000           3,141,692
  Philadelphia IDA, Health Care Facility Revenue, Pauls Run, Series A, 5.85%,
    5/15/13 ...................................................................................     2,200,000           2,238,632
  Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ........................     5,320,000           5,488,910
  Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.75%,
    12/01/21 ..................................................................................     3,000,000           3,144,540
  South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital
    Project, Series A, MBIA Insured, 5.75%, 7/01/16 ...........................................     8,130,000           8,996,739
  Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured,
    6.05%, 4/01/14 ............................................................................     5,025,000           5,370,167
                                                                                                                   ---------------
                                                                                                                      238,127,469
                                                                                                                   ---------------

  RHODE ISLAND .3%
  Rhode Island State Health and Educational Building Corp. Revenue,
     Landmark Medical Center, Asset Guaranteed, 5.875%, 10/01/19 ..............................     6,000,000           6,142,740
     Hospital Financing, Lifespan Obligation Group, 6.50%, 8/15/32 ............................     8,000,000           8,315,440
     Hospital Financing, Lifespan Obligation Group, MBIA Insured, 5.75%,
      5/15/23 .................................................................................     3,500,000           3,860,745
                                                                                                                   ---------------
                                                                                                                       18,318,925
                                                                                                                   ---------------

  SOUTH CAROLINA .5%
  Charleston County Hospital Facilities First Mortgage Revenue, Sandpiper Village Inc., 8.00%,
    11/01/13 ..................................................................................     2,800,000           2,724,568
  Piedmont Municipal Power Agency Electric Revenue, Refunding,
     6.60%, 1/01/21 ...........................................................................     3,515,000           3,621,153
     Series A, 6.55%, 1/01/16 .................................................................     4,110,000           4,234,122
  South Carolina Jobs EDA Revenue, Myrtle Beach Convention, Series A, 6.625%, 4/01/36 .........    11,400,000          10,636,542
  Tobacco Settlement Revenue Management Authority, Tobacco Settlement Revenue, Series B,
    6.375%, 5/15/30 ...........................................................................     3,750,000           3,512,438
                                                                                                                   ---------------
                                                                                                                       24,728,823
                                                                                                                   ---------------




140 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  TEXAS 2.0%
  Alliance Airport Authority Special Facilities Revenue, American Airlines Inc. Project, 7.50%,
    12/01/29 ..................................................................................  $ 15,500,000      $   12,090,000
  Angelina and Neches River Authority, Texas Waste Disposal Revenue, Adjusted Temple Inland
    Forest Products, 6.95%, 5/01/23 ...........................................................     1,750,000           1,882,177
  Austin Convention Enterprises Inc. Convention Center Revenue, First Tier, Series A, 6.70%,
    1/01/32 ...................................................................................    10,000,000          10,804,200
  Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
    Refunding, FSA Insured, ETM, 6.00%, 11/15/15 ..............................................     8,750,000           9,502,062
  Brazos River Authority PCR, Refunding, TXU Energy Co. Project, Series B, 6.30%,
    7/01/32 ...................................................................................     9,000,000           9,502,650
  Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 .................................     2,995,000           3,027,046
  Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 .......................     4,905,000           4,764,570
  El Paso Health Facilities Development Corp. Revenue, Senior Care Facilities, Bienvivir Senior
    Health,
     7.00%, 8/15/12 ...........................................................................     1,030,000           1,061,683
     7.50%, 8/15/18 ...........................................................................     2,300,000           2,409,135
  Georgetown Health Facilities Development Corp. Revenue, Georgetown Healthcare System,
    Refunding, 6.25%, 8/15/29 .................................................................    10,975,000          10,742,111
  Matagorda County Naval District No. 1 Revenue, Centerpoint Energy Project, Refunding,
    5.60%, 3/01/27 ............................................................................    11,000,000          11,263,010
  Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
     5.60%, 1/01/27 ...........................................................................     8,640,000           5,838,739
     Series A, 5.60%, 4/01/18 .................................................................     4,500,000           3,040,380
  Sabine River Authority PCR,
     Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 .................     7,000,000           7,762,720
     Texas Energy Co. LLC Project, Refunding, Series B, 6.15%, 8/01/22 ........................     3,000,000           3,182,130
     TXU Energy Co. Project, Refunding, Series A, 5.80%, 7/01/22 ..............................     1,000,000           1,050,660
  Texas State GO, Veterans Housing Assistance, Fund I, Refunding, Series A, 6.15%,
    12/01/25 ..................................................................................     7,430,000           7,697,852
                                                                                                                   ---------------
                                                                                                                      105,621,125
                                                                                                                   ---------------

  U.S. TERRITORIES 3.7%
  Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
     5.50%, 5/15/39 ...........................................................................    11,500,000          10,628,645
     5.625%, 5/15/43 ..........................................................................     3,500,000           3,267,670
  District of Columbia GO,
     Refunding, Series A, 5.875%, 6/01/05 .....................................................     2,355,000           2,468,323
     Refunding, Series A, 6.00%, 6/01/07 ......................................................     8,930,000           9,606,447
     Series A, ETM, 6.00%, 6/01/07 ............................................................     2,845,000           3,118,831
     Series A, Pre-Refunded, 6.375%, 6/01/11 ..................................................    22,770,000          25,798,182
     Series A, Pre-Refunded, 6.375%, 6/01/16 ..................................................    27,230,000          30,851,318
     Series E, FSA Insured, 6.00%, 6/01/11 ....................................................     3,185,000           3,255,898
  District of Columbia Hospital Revenue, Medlantic Healthcare Group, Refunding, Series A,
    MBIA Insured, ETM, 5.875%, 8/15/19 ........................................................     8,850,000           9,757,745
  District of Columbia Revenue,
     Carnegie Endowment Revenue, 5.75%, 11/15/26 ..............................................     5,410,000           5,844,910
     Methodist Home Issue, 6.00%, 1/01/29 .....................................................     4,750,000           4,464,288



                                                             Annual Report | 141

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  U.S. TERRITORIES (CONT.)
  District of Columbia Tobacco Settlement Financing Corp. Revenue, Asset Backed Bonds,
    6.50%, 5/15/33 ............................................................................  $ 22,000,000      $   20,766,460
  Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, senior lien,
    Series A, 6.25%, 3/15/28 ..................................................................     9,045,000           9,350,721
  Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
    3/15/28 ...................................................................................     8,475,000           9,083,759
  Puerto Rico Electric Power Authority Power Revenue, Series NN, 5.125%,
    7/01/29 ...................................................................................    11,500,000          12,086,615
  Virgin Islands PFAR, sub. lien, Fund Loan Notes, Refunding, Series E,
     5.75%, 10/01/13 ..........................................................................    15,000,000          15,574,200
     5.875%, 10/01/18 .........................................................................     7,000,000           7,318,010
     6.00%, 10/01/22 ..........................................................................    14,500,000          15,033,165
                                                                                                                   ---------------
                                                                                                                      198,275,187
                                                                                                                   ---------------

  UTAH .1%
  Carbon County Solid Waste Disposal Revenue, Laidlaw Environmental Services, Refunding,
    Series A, 7.45%, 7/01/17 ..................................................................     2,500,000           2,581,400
                                                                                                                   ---------------

  VERMONT .3%
  Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
    Series A, AMBAC Insured, 6.00%, 12/01/23 ..................................................    15,000,000          17,490,900
                                                                                                                   ---------------

  VIRGINIA .5%
  Penninsula Ports Authority Coalition Terminal Revenue, Dominion Terminal Associates,
    Refunding, 6.00%, 4/01/33 .................................................................     9,000,000           9,443,520
  Virginia Beach Development Authority Residential Care Facility Mortgage Revenue,
    Westminster Canterbury Project, Series A,
     7.125%, 11/01/23 .........................................................................     5,000,000           5,448,400
     7.25%, 11/01/32 ..........................................................................     9,000,000           9,861,120
                                                                                                                   ---------------
                                                                                                                       24,753,040
                                                                                                                   ---------------

  WEST VIRGINIA
  West Virginia State Hospital Finance Authority Hospital Revenue, Logan General Hospital
    Project, Refunding and Improvement, 7.25%, 7/01/20 ........................................    15,000,000           1,457,775
                                                                                                                   ---------------

  WISCONSIN .3%
  Kaukauna Environmental Improvement Revenue, International Paper Co. Project, Series A,
    6.70%, 5/01/24 ............................................................................     4,100,000           4,481,915
  Wisconsin State Health and Educational Facilities Authority Revenue,
     Franciscan Skemp Medical Center Inc. Project, 6.25%, 11/15/20 ............................     9,510,000           9,964,578
     New Castle Place Project, Series A, 7.00%, 12/01/31 ......................................     2,500,000           2,582,050
                                                                                                                   ---------------
                                                                                                                       17,028,543
                                                                                                                   ---------------

  WYOMING .2%
  Sweetwater County PCR, Idaho Power Co. Project, Refunding, Series A,
    6.05%, 7/15/26 ............................................................................    10,500,000          10,936,485
                                                                                                                   ---------------

  TOTAL BONDS .................................................................................                     4,711,280,252
                                                                                                                   ---------------




142 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  ZERO COUPON BONDS 7.6%
  CALIFORNIA 6.5%
  Foothill/Eastern Corridor Agency Toll Road Revenue,
     Capital Appreciation, Refunding, 1/15/22 .................................................  $ 49,115,000      $   17,597,413
     Capital Appreciation, Refunding, 1/15/31 .................................................     4,000,000             821,200
     Capital Appreciation, Refunding, 1/15/34 .................................................     4,500,000             765,540
     Capital Appreciation, Refunding, 1/15/36 .................................................     4,000,000             600,400
     Convertible Capital Appreciation, Refunding, 1/15/23 .....................................    35,000,000          27,051,150
  San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
     7/01/09 ..................................................................................     3,750,000           3,216,713
     7/01/10 ..................................................................................     4,500,000           3,692,520
     7/01/12 ..................................................................................     4,500,000           3,280,950
     7/01/13 ..................................................................................     4,250,000           2,929,270
     7/01/14 ..................................................................................     2,250,000           1,460,250
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
     junior lien, ETM, 1/01/05 ................................................................     8,000,000           7,925,760
     junior lien, ETM, 1/01/06 ................................................................     9,000,000           8,792,550
     junior lien, ETM, 1/01/07 ................................................................     9,400,000           8,958,106
     junior lien, ETM, 1/01/08 ................................................................    10,400,000           9,593,480
     junior lien, ETM, 1/01/09 ................................................................    21,800,000          19,234,794
     junior lien, ETM, 1/01/10 ................................................................    15,000,000          12,770,700
     junior lien, ETM, 1/01/12 ................................................................    30,100,000          23,260,979
     junior lien, ETM, 1/01/24 ................................................................    52,700,000          20,338,511
     junior lien, ETM, 1/01/25 ................................................................    45,200,000          16,424,324
     junior lien, ETM, 1/01/26 ................................................................   131,900,000          45,364,367
     junior lien, ETM, 1/01/27 ................................................................   139,100,000          45,253,403
     senior lien, Refunding, Series A, 1/15/16 ................................................    22,500,000          19,093,050
     senior lien, Refunding, Series A, 1/15/17 ................................................    20,000,000          16,854,800
     senior lien, Refunding, Series A, 1/15/23 ................................................    20,000,000          16,538,200
     senior lien, Refunding, Series A, 1/15/24 ................................................    20,000,000          16,414,200
                                                                                                                   ---------------
                                                                                                                      348,232,630
                                                                                                                   ---------------

  KENTUCKY .5%
  Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
    Series C, MBIA Insured,
     10/01/22 .................................................................................    15,975,000          16,490,194
     10/01/27 .................................................................................    10,000,000          10,118,400
                                                                                                                   ---------------
                                                                                                                       26,608,594
                                                                                                                   ---------------

  NEW YORK
  MAC for City of Troy Revenue, Capital Appreciation, Series C, MBIA Insured,
     7/15/21 ..................................................................................       428,010             198,960
     1/15/22 ..................................................................................       649,658             290,287
                                                                                                                   ---------------
                                                                                                                          489,247
                                                                                                                   ---------------




                                                             Annual Report | 143

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  ZERO COUPON BONDS (CONT.)
  TENNESSEE .4%
  Johnson City Health and Educational Facilities Board Hospital Revenue, First Mortgage
    Mountain States Health,
     Refunding, Series A, MBIA Insured, 7/01/27 ...............................................  $ 19,365,000      $    5,913,878
     Refunding, Series A, MBIA Insured, 7/01/28 ...............................................    19,400,000           5,617,464
     Refunding, Series A, MBIA Insured, 7/01/29 ...............................................    19,365,000           5,302,524
     Refunding, Series A, MBIA Insured, 7/01/30 ...............................................    19,370,000           5,026,515
  Knox County Health and Housing Facilities Board Hospital Facilities Revenue, Refunding and
    Improvement, FSA Insured, 1/01/25 .........................................................     5,000,000           1,578,500
  Knox County Health Educational and Housing Board Hospital Facilities Revenue, Refunding
    and Improvement, FSA Insured, 1/01/26 .....................................................     2,610,000             773,395
                                                                                                                   ---------------
                                                                                                                       24,212,276
                                                                                                                   ---------------

  TEXAS .2%
  Texas State Turnpike Authority Revenue, Capital Appreciation, AMBAC Insured,
    8/15/32 ...................................................................................    51,000,000          10,155,630
                                                                                                                   ---------------

  TOTAL ZERO COUPON BONDS .....................................................................                       409,698,377
                                                                                                                   ---------------

  TOTAL LONG TERM INVESTMENTS (COST $4,850,668,414) ...........................................                     5,120,978,629
                                                                                                                   ---------------

  SHORT TERM INVESTMENTS 3.9%
  CALIFORNIA
 cLos Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2,
    Daily VRDN and Put, .98%, 7/01/35 .........................................................       200,000             200,000
 cMetropolitan Water District Southern California Waterworks Revenue, Refunding, Series B-1,
    Daily VRDN and Put, .98%, 7/01/35 .........................................................       300,000             300,000
                                                                                                                   ---------------
                                                                                                                          500,000
                                                                                                                   ---------------

  CONNECTICUT
 cConnecticut State Health and Educational Facilities Authority Revenue, Weekly VRDN and
    Put, .91%, 7/01/27 ........................................................................       600,000             600,000
                                                                                                                   ---------------

  FLORIDA .3%
 cJacksonville Health Facilities Authority Hospital Revenue,
     Baptist Medical Center Project, Daily VRDN and Put, .93%, 8/15/21 ........................     1,000,000           1,000,000
     Genesis Rehabilitation Hospital, Refunding, Daily VRDN and Put, 1.00%,
      5/01/21 .................................................................................     4,100,000           4,100,000
 cOrange County School Board COP, Series B,
     AMBAC Insured, Daily VRDN and Put, .98%, 8/01/25 .........................................     5,400,000           5,400,000
     MBIA Insured, Daily VRDN and Put, .98%, 8/01/27 ..........................................     2,300,000           2,300,000
 cPinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program,
    Refunding, Daily VRDN and Put, AMBAC Insured, 1.00%, 12/01/15 .............................     2,500,000           2,500,000
                                                                                                                   ---------------
                                                                                                                       15,300,000
                                                                                                                   ---------------




144 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONT.)
  GEORGIA .3%
 cAthens-Clarke County Unified Government Authority Revenue, University of Georgia Athletic
    Association Project, Daily VRDN and Put, 1.00%, 8/01/33 ...................................  $  4,500,000      $    4,500,000
 cAtlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding,
    Weekly VRDN and Daily Put, .93%, 10/01/16 .................................................     6,600,000           6,600,000
 cAtlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, .98%,
    11/01/41 ..................................................................................     3,100,000           3,100,000
                                                                                                                   ---------------
                                                                                                                       14,200,000
                                                                                                                   ---------------

  KENTUCKY .2%
 cBerea Educational Facilities Revenue, Series A, Daily VRDN and Put, .98%,
    6/01/32 ...................................................................................     9,100,000           9,100,000
                                                                                                                   ---------------

  LOUISIANA
 cLouisiana Public Facilities Authority Revenue, Kenner Hotel Ltd., Daily VRDN and Put, .97%,
    12/01/15 ..................................................................................     2,200,000           2,200,000
                                                                                                                   ---------------

  MASSACHUSETTS .2%
 cMassachusetts State Health and Educational Facilities Authority Revenue, Capital Assets
    Program, Series D, MBIA Insured, Daily VRDN and Put, .97%, 1/01/35 ........................     3,580,000           3,580,000
 cMassachusetts State Water Resource Authority Revenue, Multi-Modal, Refunding, Sub
    Series D, Daily VRDN and Put, .98%, 8/01/17 ...............................................     6,400,000           6,400,000
                                                                                                                   ---------------
                                                                                                                        9,980,000
                                                                                                                   ---------------

  MICHIGAN .7%
 cDetroit Sewage Disposal Revenue, senior lien, Series B, Daily VRDN and Put, .98%,
    7/01/33 ...................................................................................    27,095,000          27,095,000
 cMichigan State University Revenues, Series A, Daily VRDN and Put, .98%,
    8/15/32 ...................................................................................    10,000,000          10,000,000
                                                                                                                   ---------------
                                                                                                                       37,095,000
                                                                                                                   ---------------

  MINNESOTA
 cMinneapolis State Revenue, Refunding, Weekly VRDN and Daily Put, .80%,
    12/01/18 ..................................................................................       400,000             400,000
                                                                                                                   ---------------

  NEW JERSEY
 cCamden County Improvement Authority Revenue, Senior Redevelopment, Harvest Village
    Project, Series A, Daily VRDN and Put, .98%, 7/01/29 ......................................       600,000             600,000
                                                                                                                   ---------------

  NEW YORK 1.9%
 cLong Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN and Put,
    .98%, 5/01/33 .............................................................................     5,650,000           5,650,000
 cNew York City GO,
     Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put, .98%,
      8/01/21 .................................................................................     2,500,000           2,500,000
     Series H, Sub Series H-3, Daily VRDN and Put, .98%, 8/01/22 ..............................     3,700,000           3,700,000
     Sub Series A-7, Daily VRDN and Put, .98%, 8/01/20 ........................................    25,150,000          25,150,000
     Sub Series E-3, Daily VRDN and Put, .98%, 8/01/23 ........................................     5,200,000           5,200,000
     Unlimited, Series B, Sub Series B-4, Daily VRDN and Put, .97%, 8/15/23 ...................     5,200,000           5,200,000



                                                             Annual Report | 145

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONT.)
  NEW YORK (CONT.)
 cNew York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Fiscal 2003, Refunding, Sub Series C-3, Daily VRDN and Put, .98%,
     6/15/18 ..................................................................................  $ 35,200,000      $   35,200,000
     Series C, FGIC Insured, Daily VRDN and Put, .97%, 6/15/22 ................................     8,700,000           8,700,000
     Series C, FGIC Insured, Daily VRDN and Put, .97%, 6/15/23 ................................     8,500,000           8,500,000
     Series G, FGIC Insured, Daily VRDN and Put, .98%, 6/15/24 ................................     1,000,000           1,000,000
                                                                                                                   ---------------
                                                                                                                      100,800,000
                                                                                                                   ---------------

  NORTH CAROLINA .1%
 cCharlotte-Mecklenberg Hospital Authority Health Care System Revenue, Series B,
    Weekly VRDN and Put, .94%, 1/15/26 ........................................................     6,500,000           6,500,000
 cNorth Carolina Medical Care Commission Hospital Revenue, Pooled Financing Project,
    Series A, Daily VRDN and Put, .93%, 10/01/16 ..............................................     1,500,000           1,500,000
                                                                                                                   ---------------
                                                                                                                        8,000,000
                                                                                                                   ---------------

  TENNESSEE .2%
 cClarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN
    and Put, 1.00%,
     7/01/31 ..................................................................................     6,510,000           6,510,000
     1/01/33 ..................................................................................     2,800,000           2,800,000
 cKnox County Health Educational and Housing Facility Board Student Housing Revenue,
    Volunteer Student Housing LLC Project, Weekly VRDN and Put, .96%, 9/01/34 .................     2,400,000           2,400,000
                                                                                                                   ---------------
                                                                                                                       11,710,000
                                                                                                                   ---------------

  U.S. TERRITORIES
 cPuerto Rico Commonwealth Government Development Bank Revenue, Refunding,
    MBIA Insured, Weekly VRDN and Put, .89%, 12/01/15 .........................................       200,000             200,000
                                                                                                                   ---------------

  TOTAL SHORT TERM INVESTMENTS (COST $210,685,000) ............................................                       210,685,000
                                                                                                                   ---------------

  TOTAL INVESTMENTS (COST $5,061,353,414) 99.0% ...............................................                     5,331,663,629
  OTHER ASSETS, LESS LIABILITIES 1.0% .........................................................                        55,168,588
                                                                                                                   ---------------

  NET ASSETS 100.0% ...........................................................................                    $5,386,832,217
                                                                                                                   ---------------



See glossary of terms on page 173.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.
b The fund discontinues accruing income on defaulted securities. See Note 6.
c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

146 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
                                                                     -----------------------------------------------------------
                                                                                        YEAR ENDED FEBRUARY 28,
CLASS A                                                                  2004 C      2003        2002        2001        2000 C
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $12.03      $11.85      $11.70      $10.99      $11.96
                                                                     -----------------------------------------------------------
Income from investment operations:

 Net investment income a .........................................        .54         .56         .57         .59         .60

 Net realized and unrealized gains (losses) ......................        .19         .18         .15         .71        (.96)
                                                                     -----------------------------------------------------------
Total from investment operations .................................        .73         .74         .72        1.30        (.36)
                                                                     -----------------------------------------------------------
Less distributions from:

 Net investment income ...........................................       (.53)       (.56)       (.57)       (.59)       (.61)

 Net realized gains ..............................................         --          --          --          --          -- d
                                                                     -----------------------------------------------------------
Total distributions ..............................................       (.53)       (.56)       (.57)       (.59)       (.61)
                                                                     -----------------------------------------------------------
Net asset value, end of year .....................................     $12.23      $12.03      $11.85      $11.70      $10.99
                                                                     -----------------------------------------------------------

Total return b ...................................................       6.27%       6.41%       6.35%      12.16%      (3.08)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................   $786,938    $778,716    $731,972    $654,709    $617,407

Ratios to average net assets:

 Expenses ........................................................        .65%        .65%        .65%        .67%        .65%

 Net investment income ...........................................       4.31%       4.68%       4.86%       5.24%       5.23%

Portfolio turnover rate ..........................................       8.95%      17.95%       6.11%      20.19%      21.21%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The fund made a capital gain distribution of $.003.




                                                             Annual Report | 147

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND (CONTINUED)
                                                                     -----------------------------------------------------------
                                                                                      YEAR ENDED FEBRUARY 28,
CLASS B                                                                 2004 C      2003        2002        2001        2000 C,D
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................    $12.09      $11.90      $11.74      $11.00      $10.89
                                                                     -----------------------------------------------------------

Income from investment operations:

 Net investment income a .........................................       .48         .49         .51         .54         .06

 Net realized and unrealized gains (losses) ......................       .19         .19         .16         .73         .10
                                                                     -----------------------------------------------------------
Total from investment operations .................................       .67         .68         .67        1.27         .16
                                                                     -----------------------------------------------------------
Less distributions from net investment income ....................      (.47)       (.49)       (.51)       (.53)       (.05)
                                                                     -----------------------------------------------------------
Net asset value, end of year .....................................    $12.29      $12.09      $11.90      $11.74      $11.00
                                                                     -----------------------------------------------------------

Total return b ...................................................      5.67%       5.88%       5.82%      11.81%       1.44%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................   $80,303     $67,994     $36,461      $9,798        $226

Ratios to average net assets:

 Expenses ........................................................      1.20%       1.20%       1.20%       1.21%       1.20% e

 Net investment income ...........................................      4.86%       4.13%       4.31%       4.64%       4.66% e

Portfolio turnover rate ..........................................      8.95%      17.95%       6.11%      20.19%      21.21%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d For the period February 1, 2000 (effective date) to February 29, 2000.
e Annualized.






148 | Annual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND (CONTINUED)
                                                                     -----------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                                 2004 C      2003        2002        2001        2000 C
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $12.11      $11.93      $11.77      $11.05      $12.03
                                                                     -----------------------------------------------------------

Income from investment operations:

 Net investment income a .........................................        .48         .50         .51         .53         .54

 Net realized and unrealized gains (losses) ......................        .20         .18         .16         .72        (.98)
                                                                     -----------------------------------------------------------
Total from investment operations .................................        .68         .68         .67        1.25        (.44)
                                                                     -----------------------------------------------------------
Less distributions from:

 Net investment income ...........................................       (.47)       (.50)       (.51)       (.53)       (.54)

 Net realized gains ..............................................         --          --          --          --          -- d
                                                                     -----------------------------------------------------------
Total distributions ..............................................       (.47)       (.50)       (.51)       (.53)       (.54)
                                                                     -----------------------------------------------------------
Net asset value, end of year .....................................     $12.32      $12.11      $11.93      $11.77      $11.05
                                                                     -----------------------------------------------------------

Total return b ...................................................       5.72%       5.80%       5.81%      11.59%      (3.69)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................   $111,847    $100,410     $74,104     $53,381     $46,403

Ratios to average net assets:

 Expenses ........................................................       1.22%       1.18%       1.20%       1.21%       1.20%

 Net investment income ...........................................       4.88%       4.15%       4.31%       4.69%       4.67%

Portfolio turnover rate ..........................................       8.95%      17.95%       6.11%      20.19%      21.21%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The fund made a capital gain distribution of $.003.



                        Annual Report | See notes to financial statements. | 149

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.6%
  BONDS 98.6%
  Aberdeen Township GO, Refunding, FGIC Insured, 5.70%, 2/01/22 ...............................  $    4,100,000   $     4,579,372
  Allamuchy Town Board of Education COP, MBIA Insured, 6.00%, 11/01/14 ........................       1,000,000         1,051,340
  Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project,
    MBIA Insured, ETM, 7.40%, 7/01/16 .........................................................       9,500,000        12,604,125
  Berkeley Township Board of Education GO, FSA Insured, 4.75%, 8/01/22 ........................       1,975,000         2,044,777
  Branchburg Township Board of Education GO, FGIC Insured, 5.00%,
     7/15/26 ..................................................................................       1,230,000         1,289,347
     7/15/27 ..................................................................................       1,300,000         1,361,048
     7/15/28 ..................................................................................       1,365,000         1,428,227
     7/15/29 ..................................................................................       1,440,000         1,505,765
  Camden County Improvement Authority Health System Revenue, Catholic Health East, Series B,
    AMBAC Insured, 5.00%, 11/15/28 ............................................................      11,600,000        12,017,948
  Cape May County IPC, Financing Authority Revenue, Atlantic City Electric Co., Refunding,
    Series A, MBIA Insured, 6.80%, 3/01/21 ....................................................       5,400,000         7,211,646
  Carteret Board of Education COP, MBIA Insured,
     5.75%, 1/15/30 ...........................................................................       1,155,000         1,309,008
  Pre-Refunded, 6.25%, 4/15/19 ................................................................       2,750,000         2,894,925
  Delaware River and Bay Authority Revenue,
     FGIC Insured, 5.25%, 1/01/26 .............................................................       9,000,000         9,337,320
     MBIA Insured, 5.00%, 1/01/27 .............................................................      10,000,000        10,449,300
     Series A, AMBAC Insured, 5.75%, 1/01/29 ..................................................       4,000,000         4,564,560
  Delaware River Port Authority Pennsylvania and New Jersey Delaware River Bridges Revenue,
    FSA Insured, 5.75%,
     1/01/22 ..................................................................................       8,500,000         9,726,210
     1/01/26 ..................................................................................      10,000,000        11,328,400
  East Orange GO, Water Utility, AMBAC Insured, 5.70%,
     6/15/23 ..................................................................................       1,200,000         1,343,940
     6/15/24 ..................................................................................       1,385,000         1,545,203
     6/15/25 ..................................................................................       1,465,000         1,628,201
  Egg Harbor Township School District GO, Refunding, FGIC Insured, 5.125%,
    7/15/24 ...................................................................................       4,870,000         5,198,968
  Freehold Township Board Education GO, MBIA Insured, 5.00%, 2/15/30 ..........................       1,500,000         1,564,305
  Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
    Waste Management Inc. Project, Refunding,
     Series A, 6.85%, 12/01/29 ................................................................       1,375,000         1,612,724
     Series B, 7.00%, 12/01/29 ................................................................       1,250,000         1,461,612
  Hammonton School District GO, FGIC Insured, 5.00%,
     8/01/26 ..................................................................................       1,155,000         1,217,347
     8/01/27 ..................................................................................       1,215,000         1,278,836
  Health Care Facilities Financing Authority Revenue, Englewood Hospital, MBIA Insured, 5.00%,
    8/01/31 ...................................................................................       7,330,000         7,657,065
  Higher Education Student Assistance Authority Student Loan Revenue, Series A, MBIA Insured,
    6.15%, 6/01/19 ............................................................................       2,120,000         2,293,183
  Highland Park School District GO, Refunding, MBIA Insured, 5.125%, 2/15/25 ..................       7,120,000         7,359,873
  Hoboken GO, Parking Utility, Series A, FGIC Insured, 5.00%, 1/01/23 .........................       4,315,000         4,586,845
  Hoboken New Jersey Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded,
    5.30%, 5/01/27 ............................................................................       3,600,000         4,267,656



150 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site Project,
    Series A, 6.125%, 1/01/29 .................................................................  $    6,510,000   $     6,415,410
  Irvington Township GO, Refunding, Series B, MBIA Insured, 5.00%, 7/15/33 ....................      15,000,000        15,789,900
  Jackson Township School District GO, FGIC Insured, 5.00%, 4/15/25 ...........................       3,000,000         3,159,270
  Jersey City GO,
     FSA Insured, 5.00%, 3/01/21 ..............................................................       1,500,000         1,577,610
     Series A, FSA Insured, 5.625%, 3/01/20 ...................................................       1,000,000         1,136,660
  Lafayette Yard Community Development Revenue, Hotel/Conference Center Project-Trenton
    Guaranteed, MBIA Insured, Pre-Refunded,
     6.00%, 4/01/29 ...........................................................................       1,750,000         2,113,895
     5.80%, 4/01/35 ...........................................................................       2,520,000         3,015,709
  Middlesex County COP, MBIA Insured, 5.00%, 8/01/31 ..........................................       3,250,000         3,386,662
  Middlesex County Improvement Authority Revenue, Administration Building Residential Project,
    FNMA Insured,
     5.25%, 7/01/21 ...........................................................................         750,000           802,110
     5.35%, 7/01/34 ...........................................................................       1,575,000         1,655,671
  Middletown Township GO, Board of Education, MBIA Insured, Pre-Refunded, 5.85%,
    8/01/24 ...................................................................................       4,295,000         4,904,718
     8/01/25 ..................................................................................           5,000             5,710
  Monroe Township Municipal Utilities Authority Middlesex County Revenue, Refunding,
    FGIC Insured, 5.00%, 2/01/26 ..............................................................       1,000,000         1,044,470
  New Jersey EDA Revenue,
     Hillcrest Health Services System Project, Refunding, AMBAC Insured,
     5.375%, 1/01/16 ..........................................................................       2,500,000         2,734,800
     Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 ........................      14,545,000        15,325,485
     School Facilities Construction, Series A, AMBAC Insured, 5.00%, 6/15/21 ..................      15,000,000        15,851,400
     School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 ...................      17,500,000        17,932,425
     Transportation Project, Sublease, Series A, FSA Insured, Pre-Refunded, 5.25%,
      5/01/17 .................................................................................       5,000,000         5,734,800
     Transportation Project, Sublease, Series A, FSA Insured, Pre-Refunded, 5.00%,
      5/01/18 .................................................................................       2,000,000         2,269,660
  New Jersey EDA,
     EDR, School Revenue, Blair Academy, 1995 Project, Series N, 6.90%,
     12/01/11 .................................................................................       2,535,000         2,546,053
     Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%,
      12/01/10 ................................................................................       6,370,000         6,520,587
     Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%,
      12/01/04 ................................................................................         840,000           851,080
     Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%,
      12/01/07 ................................................................................       2,720,000         2,784,736
     Lease Revenue, International Center for Public Health Project, University of Medicine and
      Dentistry, AMBAC Insured, 6.00%, 6/01/32 ................................................       5,000,000         5,783,400
     Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series A,
      AMBAC Insured, 6.25%, 8/01/24 ...........................................................       8,200,000         8,566,540
     PCR, Jersey Central Power and Light, 7.10%, 7/01/15 ......................................         550,000           562,991
     Revenue, Jewish Community Housing Corp. Metropolitan Project, 5.90%,
      12/01/31 ................................................................................       5,110,000         5,505,054
     School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 ....................       1,640,000         1,713,193
     State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC Insured, 5.75%,
      3/15/20 .................................................................................       4,605,000         5,075,953
     Terminal Revenue, GATX Terminals Corp. Project, 6.65%, 9/01/22 ...........................       7,440,000         7,542,672
     Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series A, MBIA Insured,
      5.80%, 3/01/24 ..........................................................................       1,000,000         1,024,400
     Water Facilities Revenue, Refunding, AMBAC Insured, 5.00%, 9/01/32 .......................         560,000           589,400


                                                             Annual Report | 151

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  New Jersey Health Care Facilities Financing Authority Revenue,
     5.75%, 7/01/28 ...........................................................................  $   11,000,000   $    11,392,480
     Atlantic City Medical Center, Refunding, 5.75%, 7/01/25 ..................................       5,000,000         5,319,000
     Atlantic Health Systems, Series A, AMBAC Insured, 5.00%, 7/01/27 .........................       7,500,000         7,739,925
     Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 ........................................       5,725,000         5,934,764
     Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 .......................       5,000,000         5,320,950
     East Orange General Hospital, Series B, 7.75%, 7/01/20 ...................................       4,775,000         4,724,194
     Franciscan St. Mary's Hospital, ETM, 5.875%, 7/01/12 .....................................       3,900,000         4,446,936
     Hackensack University Medical Center, 6.00%, 1/01/34 .....................................      10,000,000        10,583,500
     Holy Name Hospital, 6.00%, 7/01/25 .......................................................       3,000,000         3,083,520
     Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 ........................................       3,000,000         3,229,680
     Jersey City Medical Center, AMBAC Insured, 5.00%, 8/01/31 ................................       7,000,000         7,276,360
     Jersey Shore Medical Center, Refunding, AMBAC Insured, 5.875%, 7/01/24 ...................         975,000           989,186
     JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 .....................       7,855,000         8,153,804
     Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%,
      7/01/28 .................................................................................       7,000,000         7,241,010
     Meridian Health Systems Obligation Group, FSA Insured, 5.375%, 7/01/24 ...................       6,500,000         6,941,805
     Meridian Health Systems Obligation Group, FSA Insured, 5.25%, 7/01/29 ....................      20,000,000        21,075,600
     Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded, 6.25%,
      7/01/24 .................................................................................       8,250,000         8,558,467
     Pascack Valley Hospital Association, 5.125%, 7/01/28 .....................................       5,000,000         4,345,800
     Robert Wood Johnson University Hospital, 5.75%, 7/01/25 ..................................       5,000,000         5,368,950
     South Jersey Hospital, 5.875%, 7/01/21 ...................................................      10,000,000        10,430,100
     South Jersey Hospital, 6.00%, 7/01/32 ....................................................      18,600,000        19,275,924
     Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 ..............................       2,000,000         2,058,960
     St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 5.75%,
      7/01/16 .................................................................................       1,000,000         1,104,180
     St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 6.00%,
      7/01/26 .................................................................................       1,000,000         1,106,190
     St. Peters University Hospital, Series A, 6.875%, 7/01/30 ................................       1,500,000         1,642,320
  New Jersey State Building Authority State Building Revenue, Refunding,
    5.00%, 6/15/15 ............................................................................       5,000,000         5,386,200
  New Jersey State Building Authority State Revenue, Series A, FSA Insured, Pre-Refunded,
    5.00%, 12/15/22 ...........................................................................       1,000,000         1,158,400
  New Jersey State Educational Facilites Authority Revenue, William Patterson University,
    Series A, FGIC Insured, 5.00%, 7/01/28 ....................................................       1,000,000         1,059,540
  New Jersey State Educational Facilities Authority Revenue,
    Capital Improvement Funding Project, Series A, FSA Insured, 5.00%, 9/01/20 ................       8,000,000         8,472,320
     FGIC Insured, 5.50%, 7/01/30 .............................................................       6,615,000         7,277,029
     Kean University, Series D, FGIC Insured, 5.00%, 7/01/33 ..................................      10,000,000        10,516,900
     Montclair State University, Series F, FGIC Insured, 5.00%, 7/01/31 .......................       5,000,000         5,214,500
     New Jersey Institute of Technology, Refunding, Series A, MBIA Insured,
      6.00%, 7/01/24 ..........................................................................       1,455,000         1,506,725
     New Jersey Institute of Technology, Series A, MBIA Insured, 6.00%,
      7/01/15 .................................................................................       4,000,000         4,142,200
     New Jersey Institute of Technology, Series G, MBIA Insured, 4.75%,
      7/01/31 .................................................................................       2,000,000         2,035,800
     Ramapo College, Series D, AMBAC Insured, 5.00%, 7/01/25 ..................................       1,000,000         1,047,380
     Ramapo College, Series D, AMBAC Insured, 5.00%, 7/01/31 ..................................       1,500,000         1,564,350
     Rowan College, Series E, AMBAC Insured, Pre-Refunded, 6.00%, 7/01/26 .....................       9,810,000        10,975,722
     Rowan University, Series C, FGIC Insured, 5.00%, 7/01/31 .................................       2,000,000         2,095,580
     Rowan University, Series K, FGIC Insured, 5.00%, 7/01/27 .................................       1,000,000         1,050,650
     Rowan University, Series K, FGIC Insured, 5.00%, 7/01/33 .................................       1,000,000         1,047,080
     Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26 ...................       1,870,000         1,957,404


152 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  New Jersey State Educational Facilities Authority Revenue, (cont.)
     Stevens Institute of Technology, Series I, 5.00%, 7/01/18 ................................  $    1,100,000   $     1,161,061
     Stevens Institute of Technology, Series I, 5.00%, 7/01/28 ................................       1,575,000         1,618,722
     University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 ...............       2,700,000         2,823,309
  New Jersey State Highway Authority Garden State Parkway General Revenue, ETM, 6.20%,
    1/01/10 ...................................................................................       5,000,000         5,886,700
  New Jersey State Housing and Mortgage Finance Agency MFHR,
     GO, Series D, FSA Insured, 5.50%, 5/01/22 ................................................         955,000           989,304
     Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 ......................................       5,000,000         5,212,200
     Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 ......................................      11,275,000        11,676,052
     Series A1, FSA Insured, 6.35%, 11/01/31 ..................................................       2,000,000         2,152,280
     Series B, FSA Insured, 6.25%, 11/01/26 ...................................................       2,000,000         2,152,740
     Series E1, FSA Insured, 5.70%, 5/01/20 ...................................................       2,790,000         2,982,538
     Series E1, FSA Insured, 5.75%, 5/01/25 ...................................................       1,295,000         1,375,342
  New Jersey State Housing and Mortgage Finance Agency Revenue,
     Home Buyer, Series CC, MBIA Insured, 5.875%, 10/01/31 ....................................       4,345,000         4,535,919
     Home Buyer, Series J, MBIA Insured, 6.20%, 10/01/25 ......................................       3,255,000         3,323,192
     Home Buyer, Series N, MBIA Insured, 6.35%, 10/01/27 ......................................       1,035,000         1,068,182
     Home Buyer, Series U, MBIA Insured, 5.85%, 4/01/29 .......................................      11,005,000        11,449,492
     SFMR, Home Buyer, Series Z, MBIA Insured, 5.70%, 10/01/17 ................................       4,085,000         4,232,142
  New Jersey State Transporation Corp. COP, Federal Transportation Administration Grants,
    Series A, AMBAC Insured, Pre-Refunded, 6.125%, 9/15/15 ....................................       2,000,000         2,387,300
  New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
    Refunding, Series B, MBIA Insured, 5.00%, 12/15/21 ........................................      10,000,000        10,566,600
  New Jersey State Turnpike Authority Turnpike Revenue GO, Series A, FGIC Insured, 5.00%,
    1/01/27 ...................................................................................      16,000,000        16,902,560
  New Jersey State Turnpike Authority Turnpike Revenue, Series A, MBIA Insured,
     5.60%, 1/01/22 ...........................................................................       7,500,000         8,436,975
     5.50%, 1/01/25 ...........................................................................      16,300,000        18,076,863
  North Brunswick Township Board of Education GO, Refunding, FGIC Insured, 5.00%,
    2/01/15 ...................................................................................       2,000,000         2,125,540
  North Hudson Sewer Authority New Jersey Sewer Revenue, Series C, MBIA Insured, 5.00%,
     8/01/22 ..................................................................................       1,000,000         1,051,760
     8/01/31 ..................................................................................       1,000,000         1,043,340
  North Plainfield Board of Education GO, FSA Insured, 4.875%, 8/15/25 ........................       1,020,000         1,055,710
  Ocean County Board of Education GO, Cape May, FGIC Insured, 5.00%,
     4/01/21 ..................................................................................       2,155,000         2,283,912
  4/01/22 .....................................................................................       2,142,000         2,251,263
  Passaic County Utilities Authority Solid Waste Disposal Revenue, Refunding, Series A,
    FSA Insured, 5.00%, 3/01/24 ...............................................................       1,000,000         1,067,140
  Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E, AMBAC Insured,
    5.75%, 12/01/22 ...........................................................................       8,925,000        10,306,501
  Port Authority of New York and New Jersey Revenue,
     120th Series, MBIA Insured, 5.50%, 10/15/35 ..............................................       5,000,000         5,312,400
     121st Series, MBIA Insured, 5.375%, 10/15/35 .............................................       3,000,000         3,194,790
     Consolidated, 94th Series, 6.00%, 12/01/16 ...............................................       2,000,000         2,089,180
     Consolidated, 94th Series, 6.00%, 6/01/17 ................................................       5,000,000         5,222,950
     Consolidated, 109th Series, FSA Insured, 5.375%, 7/15/27 .................................       2,500,000         2,649,325


                                                             Annual Report | 153

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Port Authority of New York and New Jersey Revenue, (cont.)
     Consolidated, 125th Series, FSA Insured, 5.00%, 4/15/32 ..................................  $   23,950,000   $    25,290,721
     Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 ................................       5,000,000         5,017,650
  Port Authority of New York and New Jersey Special Obligation Revenue,
     4th Installment, Special Project, 6.75%, 10/01/11 ........................................       2,500,000         2,639,750
     John F. Kennedy International Air Terminal, MBIA Insured, 5.75%, 12/01/22 ................       8,000,000         8,883,200
  Puerto Rico Commonwealth GO,
     Pre-Refunded, 6.45%, 7/01/17 .............................................................       3,000,000         3,099,180
     Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 ..............................      22,005,000        23,347,526
     Public Improvement, Series A, 5.00%, 7/01/27 .............................................      11,555,000        11,968,091
     Public Improvement, Series A, FGIC Insured, 5.00%, 7/01/32 ...............................       3,000,000         3,162,690
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series B, Pre-Refunded, 6.00%, 7/01/39 ...................................................      10,000,000        12,187,400
     Series D, 5.375%, 7/01/36 ................................................................       5,000,000         5,361,750
     Series D, 5.25%, 7/01/38 .................................................................       5,000,000         5,264,850
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation Bonds,
    Series A, ETM, 5.50%, 10/01/32 ............................................................       1,000,000         1,123,910
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     7.50%, 7/01/09 ...........................................................................          60,000            60,229
     AMBAC Insured, 5.00%, 7/01/28 ............................................................      15,000,000        15,558,150
  Puerto Rico Commonwealth Urban Renewal and Housing Corp. Revenue, Commonwealth
    Appropriation, Refunding, 7.875%, 10/01/04 ................................................         120,000           120,643
  Puerto Rico Electric Power Authority Revenue,
     Series II, 5.25%, 7/01/31 ................................................................      18,000,000        19,130,760
     Series X, Pre-Refunded, 6.00%, 7/01/15 ...................................................       2,000,000         2,172,980
     Series X, Pre-Refunded, 6.125%, 7/01/21 ..................................................       5,000,000         5,440,700
  Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .........................       2,515,000         2,529,688
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 .................       1,000,000         1,043,430
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 ...................      25,000,000        26,808,750
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
     MBIA Insured, 5.00%, 8/01/29 .............................................................       5,000,000         5,255,550
  Salem County IPC, Financing Authority Revenue, Public Services, Electric and Gas Co.,
    Refunding, Series D, MBIA Insured, 6.55%, 10/01/29 ........................................       5,000,000         5,252,800
  South Brunswick Township Board of Education GO, Refunding, Series AA, FGIC Insured, 5.50%,
    8/01/24 ...................................................................................       1,720,000         1,874,129
  South Jersey Transportation Authority Transportation Systems Revenue, AMBAC Insured, 5.00%,
    11/01/29 ..................................................................................      12,000,000        12,517,920
  Tobacco Settlement Financing Corp. Revenue, Asset Backed, Refunding, 6.00%,
    6/01/37 ...................................................................................      13,000,000        11,712,870
  Union County Utilities Authority Solid Waste Revenue, sub. lease, Ogden Martin, Series A,
    AMBAC Insured, 5.35%, 6/01/23 .............................................................       2,705,000         2,837,599
  University of Medicine and Dentistry COP,
     AMBAC Insured, 5.00%, 4/15/32 ............................................................       4,625,000         4,859,719
     Series A, MBIA Insured, 5.00%, 9/01/22 ...................................................       1,700,000         1,810,075
  University of Medicine and Dentistry Revenue, Series A, AMBAC Insured, 5.00%,
     12/01/24 .................................................................................       2,500,000         2,643,075
     12/01/31 .................................................................................      29,395,000        30,923,540



154 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Virgin Islands PFAR,
     Gross Receipts Taxes, Loan Notes, 5.00%, 10/01/33 ........................................  $    5,000,000   $     5,229,850
     senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/15 .......................       2,500,000         2,680,550
     senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .......................       3,045,000         3,220,331
     senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 .......................       2,000,000         2,078,780
  Washington Township Board of Education GO, Mercer County, FGIC Insured, 5.00%,
    1/01/28 ...................................................................................       4,497,000         4,716,274
  West Orange County Board of Education COP, MBIA Insured, 5.625%, 10/01/29 ...................       2,000,000         2,235,480
  Woodbridge Township GO, FGIC Insured, 5.00%, 7/15/24 ........................................       1,220,000         1,282,025
                                                                                                                  ---------------
  TOTAL BONDS .................................................................................                       965,498,784
                                                                                                                  ---------------
  ZERO COUPON BONDS
  Middlesex County COP, MBIA Insured, 6/15/24 .................................................       1,000,000           378,320
                                                                                                                  ---------------
  TOTAL LONG TERM INVESTMENTS (COST $896,217,160) .............................................                       965,877,104
                                                                                                                  ---------------
  SHORT TERM INVESTMENTS .3%
 aNew Jersey Sports and Exposition Authority State Contract Revenue, Refunding, Series B-2,
    MBIA Insured, Weekly VRDN and Put, .87%, 3/01/21 ..........................................       2,600,000         2,600,000
 aPuerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, .89%, 12/01/15 .......................................................         300,000           300,000

  TOTAL SHORT TERM INVESTMENTS (COST $2,900,000) ..............................................                         2,900,000
                                                                                                                  ---------------
  TOTAL INVESTMENTS (COST $899,117,160) 98.9% .................................................                       968,777,104
  OTHER ASSETS, LESS LIABILITIES 1.1% .........................................................                        10,311,148
                                                                                                                  ---------------
  NET ASSETS 100.0% ...........................................................................                   $   979,088,252
                                                                                                                  ---------------



See glossary of terms on page 173.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                        Annual Report | See notes to financial statements. | 155

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN OREGON TAX-FREE INCOME FUND
                                                                     -----------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                                  2004 C      2003        2002        2001        2000 C
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................    $11.69      $11.52      $11.42      $10.81      $11.83
                                                                     -----------------------------------------------------------
Income from investment operations:

 Net investment income a ..........................................       .54         .53         .55         .58         .58

 Net realized and unrealized gains (losses) .......................       .24         .18         .11         .61       (1.02)
                                                                     -----------------------------------------------------------
Total from investment operations ..................................       .78         .71         .66        1.19        (.44)
                                                                     -----------------------------------------------------------
Less distributions from net investment income .....................      (.52)       (.54)       (.56)       (.58)       (.58)
                                                                     -----------------------------------------------------------
Net asset value, end of year ......................................    $11.95      $11.69      $11.52      $11.42      $10.81
                                                                     -----------------------------------------------------------

Total return b ....................................................      6.87%       6.32%       5.95%      11.25%      (3.76)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................  $554,871    $559,531    $513,733    $457,613    $432,675

Ratios to average net assets:

 Expenses .........................................................       .65%        .65%        .67%        .67%        .66%

 Net investment income ............................................      4.62%       4.63%       4.79%       5.20%       5.16%

Portfolio turnover rate ...........................................      4.82%       8.92%      19.36%      16.22%      24.58%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.



156 | Annual Report

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND (CONTINUED)
                                                                      ---------------------------------------------------------
                                                                                        YEAR ENDED FEBRUARY 28,
CLASS C                                                                  2004 C      2003        2002        2001        2000 C
                                                                      ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $11.79      $11.61      $11.50      $10.88      $11.90
                                                                      ---------------------------------------------------------

Income from investment operations:

 Net investment income a .........................................        .48         .48         .49         .52         .52

 Net realized and unrealized gains (losses) ......................        .25         .18         .12         .62       (1.02)
                                                                      ---------------------------------------------------------
Total from investment operations .................................        .73         .66         .61        1.14        (.50)
                                                                      ---------------------------------------------------------
Less distributions from net investment income ....................       (.46)       (.48)       (.50)       (.52)       (.52)
                                                                      ---------------------------------------------------------
Net asset value, end of year .....................................     $12.06      $11.79      $11.61      $11.50      $10.88
                                                                      ---------------------------------------------------------

Total return b ...................................................       6.30%       5.79%       5.50%      10.58%      (4.36)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................    $80,108     $75,491     $56,449     $38,733     $34,071

Ratios to average net assets:

 Expenses ........................................................       1.22%       1.17%       1.22%       1.22%       1.21%

 Net investment income ...........................................       4.05%       4.11%       4.24%       4.65%       4.62%

Portfolio turnover rate ..........................................       4.82%       8.92%      19.36%      16.22%      24.58%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.


                        Annual Report | See notes to financial statements. | 157

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.8%
  BONDS 96.9%
  Bend Sewer Revenue, AMBAC Insured, 5.375%, 10/01/20 ........................................   $    1,550,000   $     1,707,914
  Benton and Linn County School District No. 509J GO, Corvallis, FSA Insured, 5.00%,
    6/01/22 ..................................................................................        5,000,000         5,362,950
  Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project,
    Refunding,
     5.20%, 10/01/17 .........................................................................        4,000,000         4,175,840
     5.125%, 10/01/28 ........................................................................        4,500,000         4,568,805
  Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding, 5.625%,
    5/15/43 ..................................................................................       10,000,000         9,336,200
  Clackamas County Hospital Facilities Authority Revenue,
     Gross Willamette Falls, Refunding, 5.75%, 4/01/15 .......................................        2,250,000         2,284,582
     Kaiser Permanente, Series A, 5.375%, 4/01/14 ............................................        2,500,000         2,837,100
     Willamette Falls Hospital Project, 6.00%, 4/01/19 .......................................        1,000,000         1,051,630
     Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ................................          500,000           511,210
     Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ................................        1,500,000         1,508,325
  Clackamas County School District No. 007J Lake Oswego GO, MBIA Insured, 5.00%,
    6/01/26 ..................................................................................        5,000,000         5,250,500
  Clackamas County School District No. 62C GO, Oregon City, Refunding, FSA Insured, 5.00%,
    6/15/20 ..................................................................................        2,560,000         2,803,354
  Clackamas County School District No. 86 GO, 5.25%, 6/15/20 .................................        3,000,000         3,263,670
  Clackamas County School District No. 108 GO, FSA Insured, 5.00%, 6/15/25 ...................        5,000,000         5,258,050
  Coos County School District No. 13 GO, North Bend, FSA Insured, 5.00%,
    6/15/22 ..................................................................................        2,520,000         2,686,900
  Curry County School District No. 17-C Brookings Harbor GO, 5.375%, 12/15/20 ................        2,750,000         3,043,067
  Deschutes County Administrative School District No. 1 GO, Series A, FSA Insured, 5.125%,
    6/15/21 ..................................................................................        3,500,000         3,755,605
  Deschutes County Hospital Facilities Authority Hospital Revenue, St. Charles Medical Center,
    6.00%, 1/01/13 ...........................................................................        3,000,000         3,118,800
  Douglas County Hospital Facilities Authority Revenue, Catholic Health Facilities, Series B,
    MBIA Insured, 6.00%, 11/15/15 ............................................................        1,950,000         2,050,132
  Eugene Public Safety Facilities GO, FGIC Insured, 5.70%, 6/01/16 ...........................          500,000           545,120
  Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 ...........................          560,000           561,697
  Gresham Stormwater Revenue, FGIC Insured, 5.30%, 5/01/21 ...................................        1,190,000         1,300,146
  Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project, Asset
    Guaranteed, 5.375%,
     10/01/26 ................................................................................        2,000,000         2,125,760
     10/01/31 ................................................................................        2,000,000         2,131,060
  Jackson County School District No. 4 GO, Phoenix-Talent District, FSA Insured, 5.00%,
    6/15/20 ..................................................................................        2,000,000         2,148,700
  Jackson County School District No. 9 Eagle Point GO, 5.00%,
     6/15/20 .................................................................................        1,680,000         1,787,318
     6/15/21 .................................................................................        1,500,000         1,587,075
  Klamath Falls Inter Community Hospital Authority Revenue, Merle West Medical Center Project,
    Refunding, 6.25%, 9/01/31 ................................................................        5,250,000         5,574,083
  Lane and Douglas Counties School District No. 045J3 GO, South Lane District, Refunding,
    FSA Insured, 4.75%, 6/15/25 ..............................................................        3,510,000         3,613,931
  Lane County PCR, Weyerhaeuser Co. Project, Refunding, 6.50%, 7/01/09 .......................       11,575,000        11,869,700
  Lane County School District No. 052 Bethel GO, Refunding, FSA Insured,
    5.00%, 6/15/20 ...........................................................................        5,700,000         6,173,442


158 | Annual Report

Franklin Tax-Free Trust
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004 (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Lane County School District No. 4J Eugene GO, FSA Insured, 4.75%, 7/01/22 ..................   $    5,150,000   $     5,347,039
  Linn County Community School District No. 9 GO,
     Lebanon, FGIC Insured, 5.55%, 6/15/21 ...................................................        1,155,000         1,310,833
     Lebanon, FGIC Insured, 5.60%, 6/15/30 ...................................................        9,495,000        10,553,882
     MBIA Insured, Pre-Refunded, 5.375%, 6/15/30 .............................................        5,000,000         5,846,700
  Linn County School District No. 55 GO, Sweet Home, FSA Insured, 5.00%, 6/15/29 .............        1,000,000         1,049,050
  Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured, 7.50%,
    10/20/25 .................................................................................        1,170,000         1,270,819
  Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, MBIA Insured,
    5.00%,
     8/15/18 .................................................................................        8,000,000         8,494,320
     8/15/24 .................................................................................        5,300,000         5,573,904
  Multnomah County COP, Series A, 4.75%, 8/01/16 .............................................        1,000,000         1,056,560
  Multnomah County Educational Facilities Revenue, University of Portland Project, 6.00%,
    4/01/25 ..................................................................................        2,000,000         2,162,320
  Multnomah County School District No. 40 GO, FSA Insured, 5.00%, 12/01/20 ...................        3,490,000         3,732,625
  Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC Insured,
    5.00%, 6/15/21 ...........................................................................        5,000,000         5,342,250
  Northern Wasco County Peoples Utilities District Hydroelectric Revenue, McNary Dam Fishway
    Project, 5.20%, 12/01/24 .................................................................        5,000,000         5,116,050
  Oak Lodge Water District GO, AMBAC Insured,
     7.40%, 12/01/08 .........................................................................          215,000           224,845
     7.50%, 12/01/09 .........................................................................          215,000           225,002
  Oregon Board Higher Education GO, Refunding, 5.00%, 8/01/31 ................................        2,000,000         2,076,400
  Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19 ..................................        4,000,000         4,394,280
  Oregon Health Sciences University Revenue, Series A, MBIA Insured, 5.00%,
    7/01/32 ..................................................................................       23,750,000        24,941,300
  Oregon State Department of Administrative Services COP,
     Refunding, Series A, AMBAC Insured, 5.00%, 5/01/24 ......................................       10,000,000        10,496,200
     Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26 ......................................        7,500,000         7,915,875
     Series A, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/26 ...................................        2,000,000         2,420,880
  Oregon State Department of Transportation Revenue, Regional Light Rail Federal Westside
    Project, MBIA Insured, Pre-Refunded,
     6.10%, 6/01/07 ..........................................................................        2,000,000         2,065,220
     6.20%, 6/01/08 ..........................................................................        2,500,000         2,582,125
     6.25%, 6/01/09 ..........................................................................        1,750,000         1,807,698
  Oregon State Department of Transportation Usertax Revenue, Series A, 5.125%,
     11/15/23 ................................................................................        5,000,000         5,360,200
     11/15/26 ................................................................................       14,200,000        15,116,184
  Oregon State EDR, Georgia Pacific Corp. Project, Series CLVII, 6.35%,
    8/01/25 ..................................................................................        7,910,000         7,863,647
  Oregon State GO,
     Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 ......................        6,000,000         6,199,500
     Board of Higher Education, Series A, 5.65%, 8/01/27 .....................................        4,440,000         4,893,768
     Board of Higher Education, Series C, 5.65%, 8/01/27 .....................................        1,460,000         1,609,212
     Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 ........................          910,000           952,169
     Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 ........................          455,000           473,391
     Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 .......................        1,655,000         1,752,480
     Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 ........................        1,410,000         1,447,605
     Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 ........................        2,015,000         2,080,266



                                                             Annual Report | 159

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Oregon State GO, (cont.)
     Elderly and Disabled Housing Authority, Series B, 6.375%, 8/01/24 .......................   $      135,000   $       136,746
     Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 ........................          335,000           339,352
     State Board of Higher Education, Series A, 5.60%, 8/01/25 ...............................        8,000,000         8,908,640
     State Board of Higher Education, Series A, 5.50%, 8/01/29 ...............................        2,000,000         2,211,100
     Veteran's Welfare, Series 75, 5.85%, 10/01/15 ...........................................          475,000           495,055
     Veteran's Welfare, Series 75, 5.875%, 10/01/18 ..........................................          250,000           259,480
     Veteran's Welfare, Series 75, 6.00%, 4/01/27 ............................................        1,100,000         1,140,359
     Veteran's Welfare, Series 76-A, 6.05%, 10/01/28 .........................................        1,610,000         1,694,750
     Veteran's Welfare, Series 77, 5.30%, 10/01/29 ...........................................        3,250,000         3,343,730
     Veteran's Welfare, Series A, 5.70%, 10/01/32 ............................................        4,405,000         4,575,077
  Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
     Lewis and Clark College Project, Series A, MBIA Insured, 6.125%, 10/01/24 ...............       10,500,000        10,989,510
     Peacehealth, AMBAC Insured, 5.00%, 11/15/26 .............................................        5,500,000         5,821,695
     Reed College Project, Series A, 5.75%, 7/01/32 ..........................................       10,735,000        12,089,757
  Oregon State Housing and Community Services Department HFR, Multi-Unit,
     Series A, FHA Insured, 6.80%, 7/01/13 ...................................................        6,275,000         6,283,409
     Series C, FHA Insured, 6.85%, 7/01/22 ...................................................          180,000           180,241
  Oregon State Housing and Community Services Department MFHR,
     Series A, 6.15%, 7/01/21 ................................................................          910,000           956,892
     Series B, 6.00%, 7/01/31 ................................................................        5,000,000         5,254,750
  Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program,
     Series A, 6.35%, 7/01/14 ................................................................        1,250,000         1,282,288
     Series A, 6.40%, 7/01/18 ................................................................          580,000           594,372
     Series A, 6.45%, 7/01/26 ................................................................        1,210,000         1,252,132
     Series B, 6.875%, 7/01/28 ...............................................................        2,875,000         2,883,596
     Series C, 6.20%, 7/01/15 ................................................................          925,000           959,003
     Series C, 6.40%, 7/01/26 ................................................................          545,000           563,917
     Series D, 6.80%, 7/01/27 ................................................................        1,750,000         1,773,398
     Series H, FHA Insured, 5.75%, 7/01/30 ...................................................        3,425,000         3,558,472
  Polk Marion and Benton Counties School District No. 13J GO, FSA Insured,
    5.80%, 6/15/20 ...........................................................................        1,985,000         2,298,570
  Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15                                      945,000           947,400
  Port of Portland International Airport Revenue, Portland International Airport,
     Refunding, Series D, FGIC Insured, 5.00%, 7/01/23 .......................................        3,000,000         3,126,330
     Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 ...................................        2,800,000         3,552,920
     Series 12C, FGIC Insured, 5.00%, 7/01/18 ................................................        1,500,000         1,589,775
     Series A, AMBAC Insured, 5.50%, 7/01/24 .................................................       22,000,000        23,900,800
  Port St. Helens PCR,
     Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27 .................................        4,750,000         4,443,720
     Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 .........................        3,600,000         3,414,312
  Portland Community College District GO, Series B, 5.00%,
     6/01/20 .................................................................................        7,185,000         7,646,564
     6/01/21 .................................................................................        6,290,000         6,653,436
  Portland GO,
     Central City Streetcar Project, Series A, 4.75%, 4/01/21 ................................        3,600,000         3,692,880
     Limited Tax, Series A, 5.00%, 4/01/18 ...................................................        1,000,000         1,066,700
     Limited Tax, Series A, 5.00%, 6/01/24 ...................................................       10,000,000        10,523,500
     Limited Tax, Series A, MBIA Insured, 5.125%, 6/01/30 ....................................        6,315,000         6,700,026



160 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Portland Housing Authority MFR,
     Berry Ridge Project, 6.30%, 5/01/29 .....................................................   $    1,500,000   $     1,584,960
     Housing-Lovejoy Station Apartments Project, MBIA Insured, 6.00%, 7/01/33 ................        2,000,000         2,126,560
  Portland Housing Authority Revenue, 7.10%, 7/01/15 .........................................        1,000,000         1,017,030
  Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%,
    10/01/16 .................................................................................          635,000           637,972
  Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 .....................        1,000,000         1,040,900
  Portland MFR, Housing Garden Park Estates Project, Series A, GNMA Secured, 5.875%,
    3/20/37 ..................................................................................        3,175,000         3,321,812
  Portland River District Urban Renewal & Redevelopment Revenue, Series A, AMBAC Insured,
    5.00%, 6/15/21 ...........................................................................        3,000,000         3,240,210
  Portland Sewer System Revenue,
     Refunding, Series A, FSA Insured, 5.00%, 6/01/23 ........................................        2,500,000         2,669,550
     Series A, Pre-Refunded, 6.25%, 6/01/15 ..................................................        9,100,000         9,309,209
  Portland Urban Renewal and Redevelopment Tax Allocation, Convention Center, Series A,
    AMBAC Insured, 5.50%, 6/15/20 ............................................................        3,000,000         3,396,030
  Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 .............................................................           45,000            48,795
  Puerto Rico Commonwealth GO,
     Pre-Refunded, 6.45%, 7/01/17 ............................................................        1,000,000         1,033,060
     Public Improvement, Series A, 5.00%, 7/01/27 ............................................       10,000,000        10,357,500
     Public Improvement, Series A, 5.125%, 7/01/31 ...........................................       15,000,000        15,607,200
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
     5.50%, 7/01/36 ..........................................................................       13,000,000        14,440,270
     Pre-Refunded, 5.50%, 7/01/26 ............................................................        4,275,000         4,754,869
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series D, 5.375%, 7/01/36 ................................................................       10,000,000        10,723,500
  Puerto Rico Electric Power Authority Revenue,
     Series II, 5.25%, 7/01/31 ...............................................................       12,000,000        12,753,840
     Series II, FSA Insured, 5.125%, 7/01/26 .................................................        9,150,000         9,833,688
     Series X, Pre-Refunded, 6.00%, 7/01/15 ..................................................        2,500,000         2,716,225
  Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%,
    12/01/26 .................................................................................          395,000           401,182
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.50%,
    8/01/29 ..................................................................................        5,000,000         5,416,000
  Redmond GO, Series C, MBIA Insured, 5.00%, 6/01/33 .........................................        1,260,000         1,325,633
  Salem Educational Facilities Revenue, Willamette University, Refunding, 6.10%, 4/01/14 .....        1,000,000         1,013,300
  Salem-Keizer School District No. 24J GO, 5.00%, 6/01/19 ....................................        9,500,000        10,800,360
  Tri-County Metropolitan Transportation District Revenue, Limited Obligation, Airport Light Rail,
    Series 1, 5.65%, 6/01/29 .................................................................       14,080,000        14,878,477
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/15 ................................................................................        1,635,000         1,753,080
     10/01/18 ................................................................................        2,400,000         2,538,192
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
     7/01/18 .................................................................................        2,500,000         2,537,375
     7/01/21 .................................................................................        1,400,000         1,410,360
  Washington and Clackamas Counties School District No. 23 GO, MBIA Insured, 5.00%,
    6/15/22 ..................................................................................        7,000,000         7,463,610


                                                             Annual Report | 161

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Washington County Clean Water Services Sewer Revenue, senior lien, FGIC Insured, 5.00%,
    10/01/19 .................................................................................   $    3,905,000   $     4,226,967
  Washington County GO, 5.00%, 6/01/26 .......................................................       10,000,000        10,361,800
  Washington County School District No. 48J Beaverton GO, 5.00%, 6/01/22 .....................        4,155,000         4,390,298
  Washington County School District No. 88 J Sherwood GO, FSA Insured, Pre-Refunded, 6.10%,
    6/01/12 ..................................................................................          190,000           202,000
  Washington County Unified Sewer Agency Revenue, senior lien, Series A,
     AMBAC Insured, 6.20%, 10/01/10 ..........................................................          470,000           482,793
     AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ...........................................        1,000,000         1,030,030
     Pre-Refunded, 6.20%, 10/01/10 ...........................................................        3,530,000         3,636,500
  Washington Multnomah and Yamhill Counties School District No. 1J Hillsboro GO, FSA Insured,
    5.60%, 4/01/20 ...........................................................................        1,000,000         1,134,530
  Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of St. Joseph of
    Peace Health and Hospital Services, Refunding, MBIA Insured, 5.875%,
    8/01/12 ..................................................................................        4,400,000         4,567,860
                                                                                                                  ---------------
  TOTAL BONDS ................................................................................                        615,035,446
                                                                                                                  ---------------
  ZERO COUPON BONDS .9%
  Oregon Health Sciences University Revenue, Capital Appreciation, Refunding, Series A,
    MBIA Insured, 7/01/21 ....................................................................       11,480,000         5,229,140
  Portland GO, Limited Tax, Series B, 6/01/21 ................................................        1,000,000           460,320
                                                                                                                  ---------------
  TOTAL ZERO COUPON BONDS ....................................................................                          5,689,460
                                                                                                                  ---------------
  TOTAL LONG TERM INVESTMENTS (COST $578,632,503) ............................................                        620,724,906
                                                                                                                  ---------------
  SHORT TERM INVESTMENTS 1.1%
 aMultnomah County Higher Educational Revenue, Concordia University Portland Project,
    Daily VRDN and Put, 1.03%, 12/01/29 ......................................................          700,000           700,000
 aPuerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, .89%, 12/01/15 ......................................................        6,300,000         6,300,000
 aPuerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, .92%, 7/01/28 ..............................          100,000           100,000
                                                                                                                  ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $7,100,000) .............................................                          7,100,000
                                                                                                                  ---------------
  TOTAL INVESTMENTS (COST $585,732,503) 98.9% ................................................                        627,824,906
  OTHER ASSETS, LESS LIABILITIES 1.1% ........................................................                          7,154,128
                                                                                                                  ---------------
  NET ASSETS 100.0% ..........................................................................                    $   634,979,034
                                                                                                                  ---------------




See glossary of terms on page 173.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



162 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
                                                                     -----------------------------------------------------------
                                                                                         YEAR ENDED FEBRUARY 28,
CLASS A                                                                  2004 C      2003        2002        2001        2000 C
                                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $10.51      $10.29      $10.12      $ 9.55      $10.52
                                                                     -----------------------------------------------------------

Income from investment operations:

 Net investment income a .........................................        .47         .50         .52         .53         .53

 Net realized and unrealized gains (losses) ......................        .11         .22         .17         .56        (.97)
                                                                     -----------------------------------------------------------
Total from investment operations .................................        .58         .72         .69        1.09        (.44)
                                                                     -----------------------------------------------------------
Less distributions from:

 Net investment income ...........................................       (.47)       (.50)       (.52)       (.52)       (.53)

 Net realized gains ..............................................         --          --          --          --          -- d
                                                                     -----------------------------------------------------------
Total distributions ..............................................       (.47)       (.50)       (.52)       (.52)       (.53)
                                                                     -----------------------------------------------------------
Net asset value, end of year .....................................     $10.62      $10.51      $10.29      $10.12      $ 9.55
                                                                     -----------------------------------------------------------

Total return b ...................................................       5.66%       7.23%       7.01%      11.73%      (4.24)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................   $732,998    $722,865    $676,684    $649,603    $639,004

Ratios to average net assets:

 Expenses ........................................................        .66%        .66%        .67%        .67%        .66%

 Net investment income ...........................................       4.51%       4.82%       5.07%       5.40%       5.32%

Portfolio turnover rate ..........................................      17.63%       6.60%      11.23%       7.56%      24.21%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The fund made a capital gain distribution of $.0002.




                                                             Annual Report | 163

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND (CONTINUED)
                                                                     ---------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
CLASS B                                                                 2004 C      2003        2002        2001     2000 C,D
                                                                     ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................    $10.54      $10.31      $10.13      $ 9.55       $9.47
                                                                     ---------------------------------------------------------
Income from investment operations:

 Net investment income a .........................................       .42         .44         .46         .48         .04

 Net realized and unrealized gains (losses) ......................       .10         .24         .18         .57         .08
                                                                     ---------------------------------------------------------
Total from investment operations .................................       .52         .68         .64        1.05         .12
                                                                     ---------------------------------------------------------
Less distributions from net investment income ....................      (.41)       (.45)       (.46)       (.47)       (.04)
                                                                     ---------------------------------------------------------
Net asset value, end of year .....................................    $10.65      $10.54      $10.31      $10.13       $9.55
                                                                     ---------------------------------------------------------

Total return b ...................................................      5.06%       6.74%       6.50%      11.23%       1.27%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................   $50,112     $36,575     $16,408      $3,205        $186

Ratios to average net assets:

 Expenses ........................................................      1.21%       1.21%       1.22%       1.22%       1.21% e

 Net investment income ...........................................      3.96%       4.27%       4.50%       4.85%       5.06% e

Portfolio turnover rate ..........................................     17.63%       6.60%      11.23%       7.56%      24.21%


a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d For the period February 1, 2000 (effective date) to February 29, 2000.
e Annualized.






164 | Annual Report

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND (CONTINUED)
                                                                     ------------------------------------------------------------
                                                                                         YEAR ENDED FEBRUARY 28,
CLASS C                                                                  2004 C      2003        2002        2001        2000 C
                                                                     ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................    $10.58      $10.35      $10.18      $ 9.60      $10.57
                                                                     ------------------------------------------------------------

Income from investment operations:

 Net investment income a ..........................................       .42         .45         .46         .48         .48

 Net realized and unrealized gains (losses) .......................       .10         .23         .17         .57        (.97)
                                                                     ------------------------------------------------------------
Total from investment operations ..................................       .52         .68         .63        1.05        (.49)
                                                                     ------------------------------------------------------------
Less distributions from:

 Net investment income ............................................      (.41)       (.45)       (.46)       (.47)       (.48)

 Net realized gains ...............................................        --          --          --          --          -- d
                                                                     ------------------------------------------------------------
Total distributions ...............................................      (.41)       (.45)       (.46)       (.47)       (.48)
                                                                     ------------------------------------------------------------
Net asset value, end of year ......................................    $10.69      $10.58      $10.35      $10.18      $ 9.60
                                                                     ------------------------------------------------------------

Total return b ....................................................      5.04%       6.71%       6.38%      11.18%      (4.76)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................   $81,137     $74,605     $55,692     $43,907     $40,973

Ratios to average net assets:

 Expenses .........................................................      1.23%       1.19%       1.22%       1.22%       1.21%

 Net investment income ............................................      3.94%       4.29%       4.52%       4.85%       4.77%

Portfolio turnover rate ...........................................     17.63%       6.60%      11.23%       7.56%      24.21%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the year ended February 29.
d The fund made a capital gain distribution of $.0002.




                        Annual Report | See notes to financial statements. | 165

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004



------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.0%
  BONDS 97.1%
  Allegheny County Airport Authority Airport Revenue, Pittsburgh International Airport,
    Refunding, 5.75%, 1/01/18 .................................................................  $    1,000,000   $     1,085,550
  Allegheny County Airport Revenue, Pittsburgh International Airport, Refunding, Series B,
    MBIA Insured, 5.00%, 1/01/19 ..............................................................       6,000,000         6,252,720
  Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 ........................................       4,000,000         4,157,400
  Allegheny County GO, MBIA Insured, 5.00%, 11/01/27 ..........................................       1,420,000         1,490,120
  Allegheny County Higher Education Building Authority Revenue, Duquesne University Project,
    AMBAC Insured, 5.00%, 3/01/21 .............................................................       1,000,000         1,042,180
  Allegheny County Hospital Development Authority Revenue,
     Allegheny General Hospital Project, Series A, MBIA Insured, Pre-Refunded, 6.25%,
      9/01/20 .................................................................................      10,000,000        11,552,100
     Allegheny Hospital, South Hills Health System, Series A, MBIA Insured, 5.875%,
      5/01/26 .................................................................................       1,700,000         1,848,359
     Health Center, Canterbury Place, AMBAC Insured, 5.375%, 12/01/21 .........................       4,500,000         4,848,345
     Health System, Series A, MBIA Insured, 6.50%, 11/15/30 ...................................      10,000,000        12,015,800
     University of Pittsburgh Health Center, Refunding, Series A, MBIA Insured, 5.625%,
      4/01/27 .................................................................................      10,450,000        11,369,913
  Allegheny County IDAR,
     Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 ..........................       2,000,000         2,103,640
     Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 .........................      10,000,000        10,121,700
     Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 ..........................       7,530,000         7,667,874
     Series A, MBIA Insured, 5.00%, 11/01/29 ..................................................       5,000,000         5,239,500
     Series B, MBIA Insured, 5.00%, 11/01/29 ..................................................       9,795,000        10,264,180
  Allegheny County Port Authority Special Revenue, Transportation,
     FGIC Insured, 5.00%, 3/01/25 .............................................................      13,250,000        13,899,250
     FGIC Insured, 5.00%, 3/01/29 .............................................................      16,500,000        17,240,355
     MBIA Insured, Pre-Refunded, 6.125%, 3/01/29 ..............................................      15,000,000        17,889,000
  Allegheny County Residential Finance Authority Mortgage Revenue,
     Ladies Grand Army Republic Health Facilities Project, Series G, FHA Insured, 6.35%,
      10/01/36 ................................................................................       1,820,000         1,879,623
     SF, Series FF-2, GNMA Secured, 6.00%, 11/01/31 ...........................................       3,925,000         4,113,047
     SF, Series II-2, GNMA Secured, 5.90%, 11/01/32 ...........................................       1,145,000         1,195,437
     SFM, Series DD-1, GNMA Secured, 5.35%, 11/01/19 ..........................................         345,000           356,878
     SFM, Series DD-2, GNMA Secured, 5.40%, 11/01/29 ..........................................       1,655,000         1,703,326
     SFMR, Series T, GNMA Secured, 6.95%, 5/01/17 .............................................         640,000           640,883
  Armstrong County GO, MBIA Insured, 5.40%, 6/01/31 ...........................................       2,500,000         2,677,475
  Bensalem Township GO, Refunding, FGIC Insured, 5.75%, 12/01/16 ..............................       3,000,000         3,234,600
  Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded,
    7.00%, 5/15/18 ............................................................................       4,000,000         4,048,960
  Berwick Area School District GO, Series A, FGIC Insured, 5.00%, 10/01/25 ....................       1,000,000         1,046,800
  Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co. Projects, Series A,
    6.60%, 3/01/19                                                                                    2,500,000         2,617,350
  Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31 ...........................................       3,675,000         3,856,214
  Cambria County IDA, PCR, Pennsylvania Electric Co. Project, Refunding, Series A,
    MBIA Insured, 5.80%, 11/01/20 .............................................................       5,000,000         5,457,600
  Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%,
    5/01/10 ...................................................................................       4,000,000         4,352,440
  Chartiers Valley Industrial and Commercial Development Authority First Mortgage Revenue,
    Asbury Place Project, Pre-Refunded, 6.50%, 2/01/36 ........................................       4,115,000         4,556,334


166 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
     5.40%, 7/01/07 ...........................................................................  $    1,000,000   $     1,007,480
     5.55%, 7/01/09 ...........................................................................       2,365,000         2,391,937
     5.60%, 7/01/10 ...........................................................................         600,000           602,688
     5.75%, 7/01/12 ...........................................................................       1,795,000         1,798,913
     5.75%, 7/01/17 ...........................................................................         700,000           673,484
     5.625%, 7/01/21 ..........................................................................       1,500,000         1,386,570
  Council Rock School District GO, Series A, MBIA Insured, 5.00%, 11/15/22 ....................       5,180,000         5,484,843
  Cumberland County Municipal Authority College Revenue, Dickinson College Series A,
    AMBAC Insured, 5.50%, 11/01/30 ............................................................       1,200,000         1,329,408
  Dauphin County General Authority Health System Revenue, Pinnacle Health System Project,
    Refunding, MBIA Insured, 5.50%, 5/15/17 ...................................................       2,000,000         2,211,600
  Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project,
    Refunding,
     Series A, MBIA Insured, 6.50%, 7/01/12 ...................................................       4,500,000         4,560,120
     Series B, MBIA Insured, ETM, 6.25%, 7/01/16 ..............................................       5,000,000         6,111,650
  Dauphin County General Authority Revenue, Sub. Series 3, AMBAC Insured, 4.75%,
    6/01/26 ...................................................................................       1,000,000         1,061,090
  Deer Lakes School District GO, Series A, FSA Insured, 5.00%, 1/15/23 ........................       1,000,000         1,036,900
  Delaware County Authority College Revenue,
     Cabrini College, Asset Guaranteed, 5.875%, 7/01/29 .......................................       6,385,000         7,047,316
     Eastern College, Series C, 5.625%, 10/01/28 ..............................................       2,210,000         2,227,216
     Haverford College, 5.75%, 11/15/29 .......................................................       3,500,000         3,976,280
     Haverford College, 6.00%, 11/15/30 .......................................................       1,750,000         2,044,752
  Delaware County Authority Revenue,
     Dunwoody Village Project, 6.25%, 4/01/30 .................................................       1,800,000         1,893,492
     Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 ......................      10,800,000        11,958,624
  Delaware County IDAR, Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%,
    6/01/29 ...................................................................................       2,000,000         2,265,520
  Delaware County University Authority Revenue, Villanova University, Series A, MBIA Insured,
    5.00%, 12/01/28 ...........................................................................       3,000,000         3,102,600
  Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
    AMBAC Insured, 5.60%, 7/01/17 .............................................................       5,000,000         6,033,250
  Erie County IDA, Environmental Improvement Revenue, International Paper Co. Project,
    Refunding, Series B, 6.00%, 9/01/16 .......................................................         600,000           655,044
  Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25 ............................................       5,000,000         5,335,250
  Erie School District GO, AMBAC Insured, Pre-Refunded, 5.80%, 9/01/29 ........................       3,000,000         3,600,030
  Greater Johnstown School District GO, Series C, MBIA Insured, 5.125%,
    8/01/25 ...................................................................................       3,630,000         3,836,365
  Hazleton Area School District GO, Series B, FGIC Insured, 5.00%, 3/01/23 ....................       4,455,000         4,624,602
  Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%,
    7/01/27 ...................................................................................       2,475,000         2,036,232
  Lancaster Area Sewer Authority Revenue, MBIA Insured, 5.00%, 4/01/28 ........................       1,500,000         1,582,575
  Lancaster County Hospital Authority Revenue, Health Center,
     Masonic Homes Project, Refunding, AMBAC Insured, 5.00%, 11/15/20 .........................       1,600,000         1,645,120
     Willow Valley Retirement Project, 5.875%, 6/01/21 ........................................       1,000,000         1,051,600



                                                             Annual Report | 167

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Latrobe IDAR, Saint Vincent College Project, 5.70%, 5/01/31 .................................  $    1,500,000   $     1,561,935
  Lebanon County Good Samaritan Hospital Authority Revenue, Good Samaritan Hospital Project,
    Refunding, 6.00%, 11/15/18 ................................................................       2,500,000         2,532,025
  Lehigh County General Purpose Authority Revenues,
     Good Shepherd Rehabilitation Hospital, Refunding, AMBAC Insured,
     5.25%, 11/15/27 ..........................................................................       5,000,000         5,234,950
     Lehigh Valley Hospital, Health Network, Series A, MBIA Insured,
      5.00%, 7/01/28 ..........................................................................       4,000,000         4,131,320
     Lehigh Valley Hospital, Health Network, Series B, FSA Insured,
      5.25%, 7/01/19 ..........................................................................       2,750,000         3,016,282
     Lehigh Valley Hospital, Refunding, Series A, MBIA Insured, 5.875%,
      7/01/15 .................................................................................       1,000,000         1,076,190
     Muhlenburg Hospital Center, Series A, Pre-Refunded, 6.60%, 7/15/22 .......................       5,800,000         5,919,538
  Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
     Series A, MBIA Insured, 6.15%, 8/01/29 ...................................................       5,550,000         6,021,694
     Series B, MBIA Insured, 6.40%, 9/01/29 ...................................................      10,000,000        10,454,400
  Lower Merion Township School District GO, Refunding, 4.375%, 5/15/18 ........................       3,000,000         3,101,160
  Luzerne County GO, Series D, FGIC Insured, 5.00%, 11/15/26 ..................................       5,000,000         5,204,500
  Luzerne County IDA Exempt Facility Revenue, Gas and Water Co. Project, Refunding, Series A,
     6.05%, 1/01/19 ...........................................................................       4,750,000         4,869,225
     AMBAC Insured, 7.00%, 12/01/17 ...........................................................       5,000,000         5,295,700
  Lycoming County Authority College Revenue, Pennsylvania College of Technology,
     AMBAC Insured, 5.25%, 5/01/32 ............................................................       5,030,000         5,369,927
     Refunding, AMBAC Insured, 5.35%, 7/01/26 .................................................       2,400,000         2,571,048
  Mercer County GO, FGIC Insured, 5.00%, 10/01/31 .............................................       2,000,000         2,083,080
  Mercer County IDA, Water Facilities Revenue, MBIA Insured, 6.00%, 7/01/30 ...................       5,000,000         5,685,500
  Montgomery County GO, 5.00%, 9/15/22 ........................................................       3,335,000         3,518,959
  Montgomery County Higher Education and Health Authority Revenue, Faulkeways At Gwynedd
    Project, 6.75%,
     11/15/24 .................................................................................         400,000           428,288
     11/15/30 .................................................................................       1,000,000         1,065,670
  Montgomery County IDA, Retirement Community Revenue,
     Act Retirement-Life Communities, 5.25%, 11/15/28 .........................................       5,000,000         4,951,800
     Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 ....................       4,850,000         5,070,530
     Adult Community Total Services, Series B, 5.75%, 11/15/17 ................................       4,000,000         4,225,840
  Mount Pleasant Business District Authority Hospital Revenue, Frick Hospital, Refunding,
     5.70%, 12/01/13 ..........................................................................       1,205,000         1,261,249
     5.75%, 12/01/17 ..........................................................................         500,000           509,980
     5.75%, 12/01/27 ..........................................................................       1,600,000         1,579,440
  Muhlenberg School District GO, Series AA, FGIC Insured,
     5.00%, 9/01/22 ...........................................................................       1,390,000         1,478,974
     Pre-Refunded, 6.00%, 9/01/23 .............................................................       4,000,000         4,847,800
  Neshaminy School District GO, FGIC Insured, Pre-Refunded, 7.00%, 2/15/14 ....................       1,000,000         1,027,330
  New Wilmington Municipal Authority College Revenue, Westminster College, 5.35%,
    3/01/28 ...................................................................................       2,250,000         2,266,853
  Norristown Area School District GO, FGIC Insured, 5.00%, 9/01/27 ............................       5,000,000         5,255,000
  North Hampton County IDAR, PCR, Metropolitan Edison Co., Refunding, Series A,
    MBIA Insured, 6.10%, 7/15/21 ..............................................................       6,100,000         6,610,692
  North Pocona School District GO, FGIC Insured, 5.00%, 9/15/23 ...............................       2,640,000         2,805,528



168 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Norwin School District GO,
     FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ...............................................  $    5,000,000   $     5,996,550
     Series A, MBIA Insured, 5.00%, 4/01/30 ...................................................       1,000,000         1,039,820
     Series B, MBIA Insured, 5.00%, 4/01/31 ...................................................       6,390,000         6,609,497
  Pennsbury School District GO, FGIC Insured, 5.00%, 1/15/22 ..................................       2,835,000         3,014,030
  Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
    6.60%, 9/01/09 ............................................................................       5,000,000         5,212,400
  Pennsylvania EDA,
     Financing Authority Revenue, MacMillan, LP Project, Pre-Refunded, 7.60%,
     12/01/20 .................................................................................       3,000,000         3,381,840
     Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%,
      12/01/15 ................................................................................       5,000,000         5,212,400
  Pennsylvania HFA, SFMR, Refunding, Series 54-A, 6.15%, 10/01/22 .............................          95,000            99,092
  Pennsylvania HFAR,
     SF, 5.75%, 7/01/14 .......................................................................          50,000            50,000
     SF, 5.25%, 4/01/21 .......................................................................       7,000,000         7,163,730
     SFM, Series 67A, 5.85%, 10/01/18 .........................................................       5,000,000         5,288,700
  Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue, Philadelphia
    Funding Program, FGIC Insured, Pre-Refunded, 7.00%, 6/15/14 ...............................       6,000,000         6,459,420
  Pennsylvania State Higher Educational Facilities Authority College and University Revenues,
     Allegheny College, Series B, 6.125%, 11/01/13 ............................................          90,000            92,172
     Marywood University Project, MBIA Insured, 5.65%, 6/01/25 ................................       2,500,000         2,803,475
  Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
     Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured, 5.875%,
      11/15/21 ................................................................................      17,000,000        18,655,460
     University of Pennsylvania Health Services, Refunding, Series A, 5.75%,
      1/01/22 .................................................................................      10,000,000        10,285,400
  Pennsylvania State Higher Educational Facilities Authority Revenue,
     Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 .......................................       1,500,000         1,569,000
     Drexel University, Refunding, MBIA Insured, 5.75%, 5/01/22 ...............................       4,000,000         4,512,440
     Drexel University, Series A, 5.00%, 5/01/20 ..............................................       1,485,000         1,564,908
     Drexel University, Series A, 5.20%, 5/01/29 ..............................................         750,000           787,268
     Philadelphia College of Textiles and Science, 6.75%, 4/01/20 .............................       3,040,000         3,195,678
     State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 .................       4,000,000         4,328,120
     State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 ..................       3,140,000         3,284,974
     Temple University, 7.40%, 10/01/10 .......................................................          30,000            30,150
     Temple University, First Series, MBIA Insured, 5.00%, 7/15/31 ............................       3,000,000         3,135,390
  Pennsylvania State Public School Building Authority Revenue, Lehigh Career and Technical
    Institution, MBIA Insured, 5.00%, 10/01/31 ................................................       1,000,000         1,041,540
  Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Series B, MBIA Insured,
    5.00%,
     12/01/24 .................................................................................       1,655,000         1,757,163
     12/01/31 .................................................................................       5,000,000         5,255,550
  Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, 5.00%,
     7/15/28 ..................................................................................      10,000,000        10,497,600
     7/15/31 ..................................................................................      13,820,000        14,481,011
  Pennsylvania State Turnpike Commission Turnpike Revenue, Series R, AMBAC Insured, 5.00%,
    12/01/26 ..................................................................................       2,230,000         2,349,305
  Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Series R, AMBAC Insured,
    5.00%, 12/01/30 ...........................................................................      11,125,000        11,682,585



                                                             Annual Report | 169

Franklin Tax-Free Trust
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2004 (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured, 6.10%,
    6/15/25 ...................................................................................  $    5,000,000   $     5,369,100
  Philadelphia Authority For IDR, Philadelphia Corp. Aging Project, Series B, AMBAC Insured,
    5.25%, 7/01/31 ............................................................................       2,000,000         2,132,860
  Philadelphia Gas Works Revenue, 12th Series B, MBIA Insured, ETM, 7.00%,
    5/15/20 ...................................................................................       1,000,000         1,299,730
  Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
     Children's Hospital, Refunding, Series A, 5.00%, 2/15/21 .................................       2,465,000         2,489,527
     Frankford Hospital, Series A, ETM, 6.00%, 6/01/14 ........................................       2,460,000         2,506,125
     Temple University Hospital, 5.875%, 11/15/23 .............................................       5,000,000         5,012,700
  Philadelphia Housing Authority Capital Fund Program Revenue, Series A, FSA Insured, 5.00%,
    12/01/21 ..................................................................................       5,000,000         5,395,750
  Philadelphia IDA, Lease Revenue, Series B, FSA Insured, 5.125%, 10/01/26 ....................      12,000,000        12,668,280
  Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%,
     9/01/22 ..................................................................................       3,250,000         3,499,763
     9/01/29 ..................................................................................      13,000,000        13,714,610
  Philadelphia RDA, Home Improvement Loan Revenue, Series B, FHA Insured, 6.10%,
    6/01/17 ...................................................................................         600,000           622,974
  Philadelphia School District GO,
     Series B, AMBAC Insured, 5.375%, 4/01/19 .................................................       1,000,000         1,076,940
     Series C, MBIA Insured, 5.75%, 3/01/29 ...................................................       8,000,000         9,044,160
  Philadelphia Water and Sewer Revenue, Series 10,ETM, 7.35%, 9/01/04 .........................       2,440,000         2,517,470
  Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, 5.00%,
    11/01/31 ..................................................................................       8,000,000         8,371,440
  Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, 6.00%,
    12/01/24 ..................................................................................       2,000,000         2,331,820
  Pittsburgh Urban RDA,
     Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30 .................................       1,370,000         1,414,032
     Mortgage Revenue, Series D, 6.25%, 10/01/17 ..............................................       1,695,000         1,769,919
     Tax Allocation, 6.10%, 5/01/19 ...........................................................       1,000,000         1,116,740
  Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM, 7.25%,
    9/01/14 ...................................................................................       1,250,000         1,577,963
  Plum Boro School District GO, FGIC Insured, 5.25%, 9/15/30 ..................................       8,870,000         9,413,110
  Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%,
     7/01/27 ..................................................................................      10,590,000        10,968,593
     7/01/33 ..................................................................................      34,685,000        35,911,808
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series G, 5.00%, 7/01/33 ..................................................................       1,000,000         1,035,370
  Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.875%,
    12/01/31 ..................................................................................       2,500,000         2,640,500
  Seneca Valley School District GO, MBIA Insured, 5.375%, 1/01/21 .............................       2,000,000         2,195,820
  South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
    Series A, MBIA Insured, 5.75%, 7/01/26 ....................................................      10,000,000        10,873,500
  Southcentral General Authority Revenue, Wellspan Health Obligated, Refunding, MBIA Insured,
    5.25%, 5/15/31 ............................................................................      10,000,000        10,650,000
  Southeastern Pennsylvania Transportation Authority Special Revenue, FGIC Insured, 5.375%,
    3/01/22 ...................................................................................       3,000,000         3,214,440
  Southern Lehigh School District GO, Series A, FGIC Insured, 5.00%, 9/01/25 ..................       6,900,000         7,255,695
  State Public School Building Authority College Revenue, Westmoreland County Community
    College, FGIC Insured, 5.25%, 10/15/22 ....................................................       2,675,000         2,916,579


170 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  State Public School Building Authority Lease Revenue, Philadelphia School District Project,
    FSA Insured, 5.00%, 6/01/29 ...............................................................  $    3,300,000   $     3,466,749
  State Public School Building Authority School Revenue,
     Daniel Boone School District Project, MBIA Insured, 5.00%, 4/01/28 .......................      10,000,000        10,505,800
     Northwestern School District Project, Series E, FGIC Insured, 5.75%,
      1/15/19 .................................................................................       3,000,000         3,414,570
     Philadelphia School District Project, FSA Insured, 5.00%, 6/01/33 ........................      34,170,000        35,816,994
  Susquehanna Area Regional Airport Authority Revenue,
     Series A, AMBAC Insured, 5.00%, 1/01/28 ..................................................       3,000,000         3,094,860
     Series B, AMBAC Insured, 5.00%, 1/01/33 ..................................................      10,000,000        10,345,600
  University of Pittsburgh Revenue, Higher Education, Refunding, Series B, MBIA Insured,
    5.00%, 6/01/21 ............................................................................      10,000,000        10,536,300
  Upper St. Clair Township School District GO,
     FSA Insured, 5.00%, 7/15/28 ..............................................................       1,000,000         1,047,270
     Refunding, 5.20%, 7/15/27 ................................................................       5,000,000         5,179,000
  Virgin Islands PFAR, Gross Receipts Taxes, Loan Notes, 5.00%, 10/01/33 ......................       5,000,000         5,229,850
  Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
    AMBAC Insured, 6.15%, 12/01/29 ............................................................       5,000,000         6,223,300
  Washington County GO, Series A, AMBAC Insured, 5.125%, 9/01/27 ..............................       5,000,000         5,287,300
  West Allegheny School District GO, Refunding, Series D,
     4.75%, 9/01/19 ...........................................................................       3,625,000         3,811,978
     FGIC Insured, 4.75%, 9/01/20 .............................................................       3,805,000         3,980,068
  Wilkes Barre Area School District GO, FGIC Insured, Pre-Refunded, 6.375%,
    4/01/15 ...................................................................................       2,000,000         2,062,940
                                                                                                                  ---------------
  TOTAL BONDS                                                                                                         839,276,476
                                                                                                                  ---------------
  ZERO COUPON/STEP-UP BONDS .9%
  Pennsylvania HFA, SFMR,
     Series 63A, 4/01/30 ......................................................................      11,000,000         2,708,090
     Series 64, zero cpn. to 10/01/08, 5.25% thereafter, 4/01/30 ..............................       6,000,000         4,797,480
                                                                                                                  ---------------
  TOTAL ZERO COUPON/STEP-UP BONDS .............................................................                         7,505,570
                                                                                                                  ---------------
  TOTAL LONG TERM INVESTMENTS (COST $786,272,869) .............................................                       846,782,046
                                                                                                                  ---------------



                                                             Annual Report | 171

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS .7%
 aChester County IDAR, Refunding, Daily VRDN and Put, 1.00%, 7/01/31 ..........................  $      100,000   $       100,000
 aEmmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put,
    .96%, 12/01/28 ............................................................................         285,000           285,000
 aGettysburg Area IDAR, Brethren Home Community Project, Series A, Weekly VRDN and Put,
    .96%, 6/01/24 .............................................................................         185,000           185,000
 aLehigh County General Purpose Authority Revenue, St. Lukes Hospital Project,
    Daily VRDN and Put, .93%, 7/01/31 .........................................................         100,000           100,000
 aNew Castle Area Hospital Authority Revenue, Jameson Memorial Hospital, FSA Insured,
    Weekly VRDN and Put, .90%, 7/01/26 ........................................................       3,800,000         3,800,000
 aPennsylvania State Higher Educational Facilities Authority College and University Revenues,
    College of Optometry, Refunding, Weekly VRDN and Put, .96%, 3/01/26 .......................         500,000           500,000
 aPuerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, .89%, 12/01/15 .......................................................         300,000           300,000
 aPuerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, .92%, 7/01/28 ...............................         200,000           200,000
 aYork General Authority Pooled Financing Revenue,
     Sub Series 1996-B, AMBAC Insured, Weekly VRDN and Put, .96%, 9/01/26 .....................         395,000           395,000
     Sub Series A, AMBAC Insured, Weekly VRDN and Put, .96%, 9/01/26 ..........................         695,000           695,000
                                                                                                                  ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $6,560,000) ..............................................                         6,560,000
                                                                                                                  ---------------
  TOTAL INVESTMENTS (COST $792,832,869) 98.7% .................................................                       853,342,046
  OTHER ASSETS, LESS LIABILITIES 1.3% .........................................................                        10,905,374
                                                                                                                  ---------------
  NET ASSETS 100.0% ...........................................................................                   $   864,247,420
                                                                                                                  ---------------



See glossary of terms on page 173.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



172 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

GLOSSARY OF TERMS

1915 ACT      -  Improvement Bond Act of 1915
ABAG          -  The Association of Bay Area Governments
ACES          -  Adjustable Convertible Exempt Securities
AD            -  Assessment District
AMBAC         -  American Municipal Bond Assurance Corp.
CDA           -  Community Development Authority/Agency
CDD           -  Community Development District
CFD           -  Community Facilities District
COP           -  Certificate of Participation
EDA           -  Economic Development Authority
EDC           -  Economic Development Corp.
EDR           -  Economic Development Revenue
ETM           -  Escrow to Maturity
FGIC          -  Financial Guaranty Insurance Co.
FHA           -  Federal Housing Authority/Agency
FNMA          -  Federal National Mortgage Association
FSA           -  Financial Security Assistance
GNMA          -  Government National Mortgage Association
GO            -  General Obligation
HDA           -  Housing Development Authority/Agency
HFA           -  Housing Finance Authority/Agency
HFAR          -  Housing Finance Authority/Agency Revenue
HFC           -  Housing Finance Corp.
HFR           -  Housing Finance Revenue
HMR           -  Home Mortgage Revenue
ID            -  Improvement District
IDA           -  Industrial Development Authority/Agency
IDAR          -  Industrial Development Authority/Agency Revenue
IDB           -  Industrial Development Bond/Board
IDR           -  Industrial Development Revenue
IPC           -  Industrial Pollution Control
ISD           -  Independent School District
LLC           -  Limited Liability Corp.
LP            -  Limited Partnership
MAC           -  Municipal Assistance Corp.
MBIA          -  Municipal Bond Investors Assurance Corp.
MBS           -  Mortgage-Backed Securities
MF            -  Multi-Family
MFHR          -  Multi-Family Housing Revenue
MFR           -  Multi-Family Revenue
MTA           -  Metropolitan Transit Authority
MUD           -  Municipal Utility District
PBA           -  Public Building Authority
PCFA          -  Pollution Control Financing Authority
PCR           -  Pollution Control Revenue
PFAR          -  Public Financing Authority Revenue
PLC           -  Public Limited Co.
RDA           -  Redevelopment Agency/Authority
RDAR          -  Redevelopment Agency Revenue
SF            -  Single Family
SFM           -  Single Family Mortgage
SFMR          -  Single Family Mortgage Revenue
SFR           -  Single Family Revenue
USD           -  Unified/Union School District
XLCA          -  XL Capital Assurance




                                                             Annual Report | 173

Franklin Tax-Free Trust

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2004


                                                          -------------------------------------------------------------
                                                            FRANKLIN        FRANKLIN         FRANKLIN       FRANKLIN
                                                             ARIZONA        COLORADO        CONNECTICUT      DOUBLE
                                                            TAX-FREE        TAX-FREE         TAX-FREE       TAX-FREE
                                                           INCOME FUND     INCOME FUND      INCOME FUND    INCOME FUND
                                                          -------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .................................................   $891,518,105    $346,241,215    $291,758,998   $318,974,360
                                                          -------------------------------------------------------------
  Value ................................................    954,306,577     377,219,601     309,628,948    339,880,914
 Cash ..................................................      1,310,699          58,355         154,717        313,585
 Receivables:
  Investment securities sold ...........................      5,120,122              --              --             --
  Capital shares sold ..................................        945,228         689,495         241,478      1,335,921
  Interest .............................................     10,305,428       5,532,180       3,740,280      3,866,708
                                                          -------------------------------------------------------------
      Total assets .....................................    971,988,054     383,499,631     313,765,423    345,397,128
                                                          -------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ......................             --              --       3,633,112             --
  Capital shares redeemed ..............................        680,291         537,955         656,849        373,244
  Affiliates ...........................................        498,940         218,641         187,543        209,230
  Shareholders .........................................        434,112         102,185         332,407        136,901
 Distributions to shareholders .........................        994,725         385,985         246,394        328,337
 Other liabilities .....................................         89,531          46,106          38,015         45,234
                                                          -------------------------------------------------------------
      Total liabilities ................................      2,697,599       1,290,872       5,094,320      1,092,946
                                                          -------------------------------------------------------------
       Net assets, at value ............................   $969,290,455    $382,208,759    $308,671,103   $344,304,182
                                                          -------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ...................   $   (763,973)   $     36,763    $   (193,783)  $   (217,680)
 Net unrealized appreciation (depreciation) ............     62,788,472      30,978,386      17,869,950     20,906,554
 Accumulated net realized gain (loss) ..................    (21,957,742)     (7,718,478)     (6,997,652)       590,492
 Capital shares ........................................    929,223,698     358,912,088     297,992,588    323,024,816
                                                          -------------------------------------------------------------
       Net assets, at value ............................   $969,290,455    $382,208,759    $308,671,103   $344,304,182
                                                          -------------------------------------------------------------




174 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2004


                                                          ----------------------------------------------------------
                                                            FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN
                                                             ARIZONA        COLORADO      CONNECTICUT      DOUBLE
                                                            TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE
                                                           INCOME FUND     INCOME FUND    INCOME FUND    INCOME FUND
                                                          ----------------------------------------------------------
CLASS A:
 Net assets, at value ..................................   $900,646,098   $339,133,641   $265,854,161   $298,732,029
                                                          ----------------------------------------------------------
 Shares outstanding ....................................     80,349,310     27,826,083     23,911,034     24,763,425
                                                          ----------------------------------------------------------
 Net asset value per share a ...........................         $11.21        $12.19          $11.12         $12.06
                                                          ----------------------------------------------------------
 Maximum offering price per share (net asset value per
   share / 95.75%) .....................................         $11.71        $12.73          $11.61         $12.60
                                                          ----------------------------------------------------------
CLASS B:
 Net assets, at value ..................................   $ 25,617,399             --             --             --
                                                          ----------------------------------------------------------
 Shares outstanding ....................................      2,274,311             --             --             --
                                                          ----------------------------------------------------------
 Net asset value and maximum offering price
  per share a ..........................................        $11.26              --             --             --
                                                          ----------------------------------------------------------
CLASS C:
 Net assets, at value ..................................   $ 43,026,958   $ 43,075,118   $ 42,816,942   $ 45,572,153
                                                          ----------------------------------------------------------
 Shares outstanding ....................................      3,805,219      3,511,679      3,834,646      3,766,684
                                                          ----------------------------------------------------------
 Net asset value and maximum offering price
  per share a ..........................................        $11.31          $12.27         $11.17         $12.10
                                                          ----------------------------------------------------------


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.






                                                             Annual Report | 175

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2004


                                                      ---------------------------------------------------------------
                                                      FRANKLIN FEDERAL  FRANKLIN FEDERAL    FRANKLIN       FRANKLIN
                                                      INTERMEDIATE-TERM   LIMITED-TERM     HIGH YIELD     NEW JERSEY
                                                          TAX-FREE          TAX-FREE        TAX-FREE       TAX-FREE
                                                         INCOME FUND       INCOME FUND     INCOME FUND    INCOME FUND
                                                      ---------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .............................................     $432,603,450     $24,777,583   $5,061,353,414   $899,117,160
                                                      ---------------------------------------------------------------
  Value ............................................      460,728,114      24,970,349    5,331,663,629    968,777,104
 Cash ..............................................            8,528          69,849            1,951          9,461
 Receivables:
  Capital shares sold ..............................        2,004,909         323,312       10,755,718      2,066,090
  Interest .........................................        5,167,940         145,586       88,514,874     11,260,944
 Offering costs (Note 1e) ..........................               --          18,827               --             --
                                                      ---------------------------------------------------------------
      Total assets .................................      467,909,491      25,527,923    5,430,936,172    982,113,599
                                                      ---------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..................               --         936,605       26,423,825             --
  Capital shares redeemed ..........................        1,043,274         251,437        5,685,345      1,036,978
  Affiliates .......................................          249,194           3,238        2,938,303        572,187
  Shareholders .....................................           65,002             227        3,112,904        530,898
 Distributions to shareholders .....................          378,313           7,658        5,470,537        782,931
 Other liabilities .................................           50,221          47,155          473,041        102,353
                                                      ---------------------------------------------------------------
      Total liabilities ............................        1,786,004       1,246,320       44,103,955      3,025,347
                                                      ---------------------------------------------------------------
       Net assets, at value ........................     $466,123,487     $24,281,603   $5,386,832,217   $979,088,252
                                                      ---------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ...............     $   (294,830)    $    28,288   $    3,600,097   $    141,350
 Net unrealized appreciation (depreciation) ........       28,124,664         192,766      270,310,215     69,659,944
 Accumulated net realized gain (loss) ..............       (4,772,998)             --     (385,664,859)    (3,510,236)
 Capital shares ....................................      443,066,651      24,060,549    5,498,586,764    912,797,194
                                                      ---------------------------------------------------------------
       Net assets, at value ........................     $466,123,487     $24,281,603   $5,386,832,217   $979,088,252
                                                      ---------------------------------------------------------------




176 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2004


                                                      -------------------------------------------------------------------
                                                      FRANKLIN FEDERAL  FRANKLIN FEDERAL      FRANKLIN         FRANKLIN
                                                      INTERMEDIATE-TERM   LIMITED-TERM       HIGH YIELD       NEW JERSEY
                                                          TAX-FREE          TAX-FREE          TAX-FREE         TAX-FREE
                                                         INCOME FUND       INCOME FUND       INCOME FUND      INCOME FUND
                                                      -------------------------------------------------------------------
CLASS A:
 Net assets, at value ...............................    $454,941,960     $24,281,603     $4,570,741,871    $786,938,476
                                                      -------------------------------------------------------------------
 Shares outstanding .................................      38,701,272       2,398,555        424,106,271      64,346,808
                                                      -------------------------------------------------------------------
 Net asset value per share a ........................          $11.76          $10.12             $10.78          $12.23
                                                      -------------------------------------------------------------------
 Maximum offering price per share (net asset value per
  share / 97.75%, 100%, 95.75% and 95.75%,
  respectively) .....................................          $12.03          $10.12             $11.26          $12.77
                                                      -------------------------------------------------------------------
CLASS B:
 Net assets, at value ...............................              --              --     $  250,878,303    $ 80,302,747
                                                      -------------------------------------------------------------------
 Shares outstanding .................................              --              --         23,144,661       6,533,092
                                                      -------------------------------------------------------------------
 Net asset value and maximum offering price
   per share a ......................................              --              --             $10.84            $12.29
                                                      -------------------------------------------------------------------
CLASS C:
 Net assets, at value ...............................    $ 11,181,527              --     $  565,212,043    $111,847,029
                                                      -------------------------------------------------------------------
 Shares outstanding .................................         950,013              --         51,966,499       9,082,078
                                                      -------------------------------------------------------------------
 Net asset value and maximum offering price
  per share a .......................................          $11.77              --            $10.88            $12.32
                                                      -------------------------------------------------------------------


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.








                                                             Annual Report | 177

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2004


                                                                     -----------------------------
                                                                       FRANKLIN        FRANKLIN
                                                                        OREGON       PENNSYLVANIA
                                                                       TAX-FREE        TAX-FREE
                                                                      INCOME FUND     INCOME FUND
                                                                     -----------------------------
Assets:
 Investments in securities:
  Cost ............................................................  $585,732,503   $792,832,869
                                                                     -----------------------------
  Value ...........................................................   627,824,906    853,342,046
 Cash .............................................................       901,309        135,586
 Receivables:
  Capital shares sold .............................................       710,783      1,221,878
  Interest ........................................................     7,161,409     12,989,510
                                                                     -----------------------------
      Total assets ................................................   636,598,407    867,689,020
                                                                     -----------------------------
Liabilities:
 Payables:
  Capital shares redeemed .........................................       401,253      1,496,133
  Affiliates ......................................................       356,041        532,866
  Shareholders ....................................................       278,984        500,980
 Distributions to shareholders ....................................       520,380        840,053
 Other liabilities ................................................        62,715         71,568
                                                                     -----------------------------
      Total liabilities ...........................................     1,619,373      3,441,600
                                                                     -----------------------------
       Net assets, at value .......................................  $634,979,034   $864,247,420
                                                                     -----------------------------
Net assets consist of:
 Undistributed net investment income ..............................  $  1,034,875   $   (587,643)
 Net unrealized appreciation (depreciation) .......................    42,092,403     60,509,177
 Accumulated net realized gain (loss) .............................    (7,840,159)    (9,906,512)
 Capital shares ...................................................   599,691,915    814,232,398
                                                                     -----------------------------
       Net assets, at value .......................................  $634,979,034   $864,247,420
                                                                     -----------------------------




178 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2004


                                                                                            ------------------------------
                                                                                               FRANKLIN        FRANKLIN
                                                                                                OREGON       PENNSYLVANIA
                                                                                               TAX-FREE        TAX-FREE
                                                                                              INCOME FUND     INCOME FUND
                                                                                            ------------------------------
CLASS A:
 Net assets, at value ...................................................................   $554,871,490    $732,998,188
                                                                                            ------------------------------
 Shares outstanding .....................................................................     46,420,138      69,009,453
                                                                                            ------------------------------
 Net asset value per share a ............................................................         $11.95          $10.62
                                                                                            ------------------------------
 Maximum offering price per share (net asset value per share / 95.75%) ..................         $12.48          $11.09
                                                                                            ------------------------------
CLASS B:
 Net assets, at value ...................................................................             --    $ 50,112,377
                                                                                            ------------------------------
 Shares outstanding .....................................................................             --       4,704,388
                                                                                            ------------------------------
 Net asset value and maximum offering price per share a .................................             --          $10.65
                                                                                            ------------------------------
CLASS C:
 Net assets, at value ...................................................................   $ 80,107,544    $ 81,136,855
                                                                                            ------------------------------
 Shares outstanding .....................................................................      6,644,639       7,588,212
                                                                                            ------------------------------
 Net asset value and maximum offering price per share a .................................         $12.06          $10.69
                                                                                            ------------------------------



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.





                        Annual Report | See notes to financial statements. | 179

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 29, 2004


                                                                -------------------------------------------------------
                                                                  FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN
                                                                   ARIZONA      COLORADO     CONNECTICUT      DOUBLE
                                                                  TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE
                                                                 INCOME FUND   INCOME FUND   INCOME FUND    INCOME FUND
                                                                -------------------------------------------------------
Investment income:
 Interest ...................................................   $ 50,709,971   $19,864,566   $16,089,343   $16,500,124
                                                                -------------------------------------------------------
Expenses:
 Management fees (Note 3) ...................................      4,504,067     1,951,777     1,658,094     1,714,663
 Distribution fees (Note 3)
  Class A ...................................................        883,304       335,492       270,164       285,988
  Class B ...................................................        151,511            --            --            --
  Class C ...................................................        269,546       289,333       296,006       266,120
 Transfer agent fees (Note 3) ...............................        331,367       170,500       138,058       193,636
 Custodian fees .............................................          9,661         4,785         3,239         3,227
 Reports to shareholders ....................................         43,908        23,567        17,984        24,044
 Registration and filing fees ...............................         25,960        11,066         8,510        40,853
 Professional fees ..........................................         31,800        22,142        17,866        16,487
 Trustees' fees and expenses ................................          8,058         3,243         2,709         2,742
 Other ......................................................         81,750        37,406        33,499        28,451
                                                                -------------------------------------------------------
      Total expenses ........................................      6,340,932     2,849,311     2,446,129     2,576,211
                                                                -------------------------------------------------------
       Net investment income ................................     44,369,039    17,015,255    13,643,214    13,923,913
                                                                -------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..................    (20,658,598)   (4,268,593)   (3,507,772)      576,099
 Net unrealized appreciation (depreciation)
 on investments .............................................     48,316,889    10,100,721     3,545,453     5,153,880
                                                                -------------------------------------------------------
Net realized and unrealized gain (loss) .....................     27,658,291     5,832,128        37,681     5,729,979
                                                                -------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ............................................   $ 72,027,330   $22,847,383   $13,680,895   $19,653,892
                                                                -------------------------------------------------------




180 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 29, 2004


                                                          ----------------------------------------------------------------
                                                          FRANKLIN FEDERAL  FRANKLIN FEDERAL    FRANKLIN        FRANKLIN
                                                          INTERMEDIATE-TERM   LIMITED-TERM     HIGH YIELD      NEW JERSEY
                                                              TAX-FREE          TAX-FREE        TAX-FREE        TAX-FREE
                                                             INCOME FUND      INCOME FUND A    INCOME FUND     INCOME FUND
                                                          ----------------------------------------------------------------
Investment income:
 Interest ..............................................     $18,562,587         $149,381     $322,859,615    $49,716,410
                                                          ----------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..............................       2,168,068           43,166       23,532,184      4,582,962
 Administrative fees (Note 3) ..........................              --           17,266               --             --
 Distribution fees (Note 3) ............................
  Class A ..............................................         419,633           13,055        4,134,988        782,248
  Class B ..............................................              --               --        1,501,112        488,264
  Class C ..............................................          28,382               --        3,440,056        711,786
 Transfer agent fees (Note 3) ..........................         182,063            2,083        2,653,180        473,365
 Custodian fees ........................................           5,065               47           50,016          9,556
 Reports to shareholders ...............................          19,693            2,796          298,308         57,972
 Registration and filing fees ..........................          68,477               --          171,464         20,701
 Offering costs (Note 1e) ..............................              --           18,827               --             --
 Professional fees .....................................          19,309           10,411          102,304         32,422
 Trustees' fees and expenses ...........................           3,513               --           44,058          8,216
 Other .................................................          54,339            2,801          405,000         80,865
                                                          ----------------------------------------------------------------
     Total expenses ....................................       2,968,542          110,452       36,332,670      7,248,357
     Expenses waived/paid by affiliate (Note 3) ........              --          (67,073)              --             --
                                                          ----------------------------------------------------------------
      Net expenses .....................................       2,968,542           43,379       36,332,670      7,248,357
                                                          ----------------------------------------------------------------
        Net investment income ..........................      15,594,045          106,002      286,526,945     42,468,053
                                                          ----------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .............        (668,601)              --      (38,082,554)    (2,542,310)
 Net unrealized appreciation (depreciation) on
  investments ..........................................      11,104,148          192,766      228,390,197     17,189,050
                                                          ----------------------------------------------------------------
Net realized and unrealized gain (loss) ................      10,435,547          192,766      190,307,643     14,646,740
                                                          ----------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations ............................................     $26,029,592         $298,768     $476,834,588    $57,114,793
                                                          ----------------------------------------------------------------


a For the period September 2, 2003 (effective date) to February 29, 2004.






                                                             Annual Report | 181

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 29, 2004


                                                                           ----------------------------
                                                                             FRANKLIN       FRANKLIN
                                                                              OREGON      PENNSYLVANIA
                                                                             TAX-FREE       TAX-FREE
                                                                            INCOME FUND    INCOME FUND
                                                                           ----------------------------
Investment income:
 Interest ...............................................................   $33,229,773   $43,923,896
                                                                           ----------------------------
Expenses:
 Management fees (Note 3) ...............................................     3,085,337     4,073,989
 Distribution fees (Note 3)
  Class A ...............................................................       552,526       728,100
  Class B ...............................................................            --       293,716
  Class C ...............................................................       535,217       518,527
 Transfer agent fees (Note 3) ...........................................       269,664       495,996
 Custodian fees .........................................................         6,241        10,208
 Reports to shareholders ................................................        33,901        60,973
 Registration and filing fees ...........................................        11,909        16,376
 Professional fees ......................................................        22,657        32,170
 Trustees' fees and expenses ............................................         5,389         7,243
 Other ..................................................................        59,114        75,276
                                                                           ----------------------------
      Total expenses ....................................................     4,581,955     6,312,574
                                                                           ----------------------------
       Net investment income ............................................    28,647,818    37,611,322
                                                                           ----------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..............................    (1,314,156)      550,793
 Net unrealized appreciation (depreciation) on investments ..............    13,960,130     7,829,296
                                                                           ----------------------------
Net realized and unrealized gain (loss) .................................    12,645,974     8,380,089
                                                                           ----------------------------
Net increase (decrease) in net assets resulting from operations .........   $41,293,792   $45,991,411
                                                                           ----------------------------




182 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended February 29, 2004 and February 28, 2003


                                                    -----------------------------------------------------------------
                                                           FRANKLIN ARIZONA                   FRANKLIN COLORADO
                                                         TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                    -----------------------------------------------------------------
                                                         2004            2003              2004              2003
                                                    -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................   $ 44,369,039   $ 46,397,059       $ 17,015,255      $ 17,389,156
  Net realized gain (loss) from investments .....    (20,658,598)    (1,217,555)        (4,268,593)         (478,716)
  Net unrealized appreciation (depreciation) on
   investments ..................................     48,316,889     11,512,404         10,100,721         6,898,223
                                                    -----------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ................     72,027,330     56,691,908         22,847,383        23,808,663
 Distributions to shareholders from:
  Net investment income:
   Class A ......................................    (41,679,586)   (43,990,532)       (15,005,597)      (15,808,097)
   Class B ......................................       (960,327)      (726,902)                --                --
   Class C ......................................     (1,665,537)    (1,533,527)        (1,680,274)       (1,657,910)
                                                    -----------------------------------------------------------------
 Total distributions to shareholders ............    (44,305,450)   (46,250,961)       (16,685,871)      (17,466,007)
 Capital share transactions: (Note 2)
   Class A ......................................     (5,539,682)    (6,424,239)       (12,213,413)       31,060,050
   Class B ......................................      4,251,835      8,589,023                 --                --
   Class C ......................................      4,484,816      5,315,893         (1,385,337)        8,661,494
                                                    -----------------------------------------------------------------
 Total capital share transactions ...............      3,196,969      7,480,677        (13,598,750)       39,721,544
      Net increase (decrease) in net assets .....     30,918,849     17,921,624         (7,437,238)       46,064,200
Net assets:
 Beginning of year ..............................    938,371,606    920,449,982        389,645,997       343,581,797
                                                    -----------------------------------------------------------------
 End of year ....................................   $969,290,455   $938,371,606       $382,208,759      $389,645,997
                                                    -----------------------------------------------------------------
Undistributed net investment income included in
 net assets:
  End of year ...................................   $   (763,973)  $   (780,711)      $     36,763      $   (278,335)
                                                    -----------------------------------------------------------------




                                                             Annual Report | 183

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 29, 2004 and February 28, 2003


                                                    -----------------------------------------------------------------
                                                         FRANKLIN CONNECTICUT                   FRANKLIN DOUBLE
                                                         TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                    -----------------------------------------------------------------
                                                         2004            2003              2004               2003
                                                    -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................   $ 13,643,214   $ 14,448,900       $ 13,923,913      $ 12,728,262
  Net realized gain (loss) from investments .....     (3,507,772)      (301,098)           576,099         1,266,563
  Net unrealized appreciation (depreciation) on
   investments ..................................      3,545,453      6,932,080          5,153,880         4,007,179
                                                    -----------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ................     13,680,895     21,079,882         19,653,892        18,002,004
 Distributions to shareholders from:
  Net investment income:
   Class A ......................................    (11,965,537)   (12,678,538)       (12,518,487)      (11,703,123)
   Class C ......................................     (1,720,192)    (1,824,860)        (1,486,625)         (958,610)
  Net realized gains:
   Class A ......................................             --             --           (801,023)               --
   Class C ......................................             --             --           (110,991)               --
                                                    -----------------------------------------------------------------
 Total distributions to shareholders ............    (13,685,729)   (14,503,398)       (14,917,126)      (12,661,733)
 Capital share transactions: (Note 2)
   Class A ......................................    (13,448,720)     7,591,220         21,517,610        29,180,967
   Class C ......................................     (3,410,293)     6,899,565         14,074,696        12,401,078
                                                    -----------------------------------------------------------------
 Total capital share transactions ...............    (16,859,013)    14,490,785         35,592,306        41,582,045
      Net increase (decrease) in net assets .....    (16,863,847)    21,067,269         40,329,072        46,922,316
Net assets:
 Beginning of year ..............................    325,534,950    304,467,681        303,975,110       257,052,794
                                                    -----------------------------------------------------------------
 End of year ....................................   $308,671,103   $325,534,950       $344,304,182      $303,975,110
                                                    -----------------------------------------------------------------
Undistributed net investment income included in
 net assets:
  End of year ...................................   $   (193,783)  $   (143,624)      $   (217,680)     $   (120,924)
                                                    -----------------------------------------------------------------




184 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 29, 2004 and February 28, 2003


                                                                  --------------------------------------------------------
                                                                        FRANKLIN FEDERAL                FRANKLIN FEDERAL
                                                                        INTERMEDIATE-TERM                 LIMITED-TERM
                                                                      TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                                  --------------------------------------------------------
                                                                      2004             2003                  2004 A
                                                                  --------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................   $ 15,594,045   $ 12,032,231           $   106,002
  Net realized gain (loss) from investments ...................       (668,601)    (1,667,996)                   --
  Net unrealized appreciation (depreciation) on investments ...     11,104,148     11,278,999               192,766
                                                                  --------------------------------------------------------
      Net increase (decrease) in net assets resulting from
       operations .............................................     26,029,592     21,643,234               298,768
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................    (15,561,514)   (12,306,438)              (98,401)
   Class C ....................................................       (130,067)            --                    --
                                                                  --------------------------------------------------------
 Total distributions to shareholders ..........................    (15,691,581)   (12,306,438)              (98,401)
 Capital share transactions: (Note 2)
   Class A ....................................................     79,906,840    115,549,260            24,081,236
   Class C ....................................................     10,835,484             --                    --
                                                                  --------------------------------------------------------
 Total capital share transactions .............................     90,742,324    115,549,260            24,081,236
      Net increase (decrease) in net assets ...................    101,080,335    124,886,056            24,281,603
Net assets:
 Beginning of year ............................................    365,043,152    240,157,096                    --
                                                                  --------------------------------------------------------
 End of year ..................................................   $466,123,487   $365,043,152           $24,281,603
                                                                  --------------------------------------------------------
Undistributed net investment income included in net assets:
 End of year ..................................................   $   (294,830)  $   (185,953)          $    28,288
                                                                  --------------------------------------------------------


a For the period September 2, 2003 (effective date) to February 29, 2004.





                                                             Annual Report | 185

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 29, 2004 and February 28, 2003


                                                   -----------------------------------------------------------------
                                                           FRANKLIN HIGH YIELD                 FRANKLIN NEW JERSEY
                                                          TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                   -----------------------------------------------------------------
                                                         2004              2003               2004            2003
                                                   -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................   $  286,526,945   $  292,448,793       $ 42,468,053   $ 41,127,508
  Net realized gain (loss) from investments ....      (38,082,554)    (156,638,645)        (2,542,310)     1,872,908
  Net unrealized appreciation (depreciation) on
   investments .................................      228,390,197       59,952,076         17,189,050     12,001,971
                                                   -----------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ...............      476,834,588      195,762,224         57,114,793     55,002,387
 Distributions to shareholders from:
  Net investment income:
   Class A .....................................     (248,671,196)    (257,560,436)       (34,707,901)   (35,557,820)
   Class B .....................................      (11,645,618)      (9,941,037)        (2,905,134)    (2,168,987)
   Class C .....................................      (26,532,844)     (25,875,435)        (4,103,439)    (3,583,942)
                                                   -----------------------------------------------------------------
 Total distributions to shareholders ...........     (286,849,658)    (293,376,908)       (41,716,474)   (41,310,749)
 Capital share transactions: (Note 2)
   Class A .....................................         (825,832)    (165,542,051)        (4,144,978)    35,368,565
   Class B .....................................       30,081,118       39,815,915         11,028,108     30,587,915
   Class C .....................................       36,679,192       12,935,149          9,687,573     24,933,697
                                                   -----------------------------------------------------------------
 Total capital share transactions ..............       65,934,478     (112,790,987)        16,570,703     90,890,177
      Net increase (decrease) in net assets ....      255,919,408     (210,405,671)        31,969,022    104,581,815
Net assets:
 Beginning of year .............................    5,130,912,809    5,341,318,480        947,119,230    842,537,415
                                                   -----------------------------------------------------------------
 End of year ...................................   $5,386,832,217   $5,130,912,809       $979,088,252   $947,119,230
                                                   -----------------------------------------------------------------
Undistributed net investment income included in
 net assets:
  End of year ..................................   $    3,600,097   $    4,216,328       $    141,350   $   (608,253)
                                                   -----------------------------------------------------------------




186 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 29, 2004 and February 28, 2003


                                                  -------------------------------------------------------------------
                                                          FRANKLIN OREGON                  FRANKLIN PENNSYLVANIA
                                                       TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                  -------------------------------------------------------------------
                                                      2004             2003              2004               2003
                                                  -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................   $ 28,647,818   $ 27,474,420         $ 37,611,322      $ 37,193,302
  Net realized gain (loss) from investments ...     (1,314,156)    (1,249,462)             550,793           121,103
  Net unrealized appreciation (depreciation) on
   investments ................................     13,960,130     10,473,963            7,829,296        17,611,015
                                                  -------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ..............     41,293,792     36,698,921           45,991,411        54,925,420
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................    (24,553,481)   (25,009,883)         (32,515,147)      (33,704,000)
   Class B ....................................             --             --           (1,754,982)       (1,108,726)
   Class C ....................................     (3,058,350)    (2,675,738)          (3,025,043)       (2,756,802)
                                                  -------------------------------------------------------------------
 Total distributions to shareholders ..........    (27,611,831)   (27,685,621)         (37,295,172)      (37,569,528)
 Capital share transactions: (Note 2)
   Class A ....................................    (16,629,365)    37,845,519            2,769,101        31,026,174
   Class B ....................................             --             --           13,027,305        19,470,806
   Class C ....................................      2,904,472     17,981,209            5,710,499        17,407,532
                                                  -------------------------------------------------------------------
 Total capital share transactions .............    (13,724,893)    55,826,728           21,506,905        67,904,512
      Net increase (decrease) in net assets ...        (42,932)    64,840,028           30,203,144        85,260,404
Net assets:
 Beginning of year ............................    635,021,966    570,181,938          834,044,276       748,783,872
                                                  -------------------------------------------------------------------
 End of year ..................................   $634,979,034   $635,021,966         $864,247,420      $834,044,276
                                                  -------------------------------------------------------------------
Undistributed net investment income included in
 net assets:
  End of year .................................   $  1,034,875   $      6,333         $   (587,643)     $   (827,673)
                                                  -------------------------------------------------------------------



                        Annual Report | See notes to financial statements. | 187

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS





1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All funds included in this report (the Funds) are diversified except the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The investment objective of the Funds is to provide tax-free income.

Effective September 2, 2003, the Franklin Tax-Free Trust began offering shares of the Franklin Federal Limited-Term Tax-Free Income Fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market. The Trust utilizes independent pricing services to perform any of the pricing functions under procedures approved by the Board of Trustees. Tax-free bonds may be valued by the pricing services using matrix pricing which considers such factors as prices of comparable quality issues, yield, maturity, coupon, and credit ratings. If events occur that materially affect the values of securities after the prices are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.








188 | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.










                                                             Annual Report | 189

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Effective July 1, 2003, the Franklin Federal Intermediate-Term Tax-Free Income Fund began offering a new class of shares, Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

------------------------------------------------------------------------------------------------------------------
  CLASS A                              CLASS A & CLASS C                            CLASS A, CLASS B & CLASS C
------------------------------------------------------------------------------------------------------------------
  Franklin Federal Limited-Term        Franklin Colorado Tax-Free Income Fund       Franklin Arizona Tax-Free
   Tax-Free Income Fund                Franklin Connecticut Tax-Free                 Income Fund
                                        Income Fund                                 Franklin High Yield Tax-Free
                                       Franklin Double Tax-Free Income Fund          Income Fund
                                       Franklin Federal Intermediate-Term           Franklin New Jersey Tax-Free
                                        Tax-Free Income Fund                         Income Fund
                                       Franklin Oregon Tax-Free Income Fund         Franklin Pennsylvania Tax-Free
                                                                                     Income Fund

At February 29, 2004, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                       -------------------------------------------------------------
                                             FRANKLIN ARIZONA                   FRANKLIN COLORADO
                                                 TAX-FREE                           TAX-FREE
                                                INCOME FUND                        INCOME FUND
                                       -------------------------------------------------------------
                                         SHARES          AMOUNT              SHARES        AMOUNT
                                       -------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2004
 Shares sold ........................    8,735,575   $  95,537,851         3,254,151   $ 38,882,997
 Shares issued in reinvestment of
   distributions ....................    1,736,551      19,003,550           646,860      7,744,688
 Shares redeemed ....................  (11,015,009)   (120,081,083)       (4,932,337)   (58,841,098)
                                       -------------------------------------------------------------
 Net increase (decrease) ............     (542,883)  $  (5,539,682)       (1,031,326)  $(12,213,413)
                                       -------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ........................    9,083,190   $  97,458,649         5,348,521   $ 63,092,701
 Shares issued in reinvestment of
   distributions ....................    1,742,398      18,715,474           660,681      7,802,005
 Shares redeemed ....................  (11,420,942)   (122,598,362)       (3,373,942)   (39,834,656)
                                       -------------------------------------------------------------
 Net increase (decrease) ............     (595,354)  $  (6,424,239)        2,635,260   $ 31,060,050
                                       -------------------------------------------------------------
CLASS B SHARES:
Year ended February 29, 2004
 Shares sold ........................      581,071   $   6,381,331
 Shares issued in reinvestment of
   distributions ....................       52,462         576,757
 Shares redeemed ....................     (247,507)     (2,706,253)
                                       ----------------------------
 Net increase (decrease) ............      386,026   $   4,251,835
                                       ----------------------------
Year ended February 28, 2003
 Shares sold ........................      921,864   $   9,940,075
 Shares issued in reinvestment of
   distributions ....................       40,188         434,023
 Shares redeemed ....................     (165,468)     (1,785,075)
                                       ----------------------------
 Net increase (decrease) ............      796,584   $   8,589,023
                                       ----------------------------






190 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         --------------------------------------------------------------
                                              FRANKLIN ARIZONA                   FRANKLIN COLORADO
                                                  TAX-FREE                           TAX-FREE
                                                 INCOME FUND                        INCOME FUND
                                         --------------------------------------------------------------
                                           SHARES          AMOUNT              SHARES        AMOUNT
                                         --------------------------------------------------------------
CLASS C SHARES:
Year ended February 29, 2004
 Shares sold ..........................   1,080,396   $   11,900,539           674,057   $   8,115,169
 Shares issued in reinvestment of
  distributions .......................      79,989          882,919            83,462       1,005,519
 Shares redeemed ......................    (755,318)      (8,298,642)         (879,907)    (10,506,025)
                                         --------------------------------------------------------------
 Net increase (decrease) ..............     405,067   $    4,484,816          (122,388)  $  (1,385,337)
                                         --------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ..........................   1,057,738   $   11,456,641         1,243,854   $  14,808,721
 Shares issued in reinvestment of
  distributions .......................      74,746          809,507            87,051       1,034,191
 Shares redeemed ......................    (638,585)      (6,950,255)         (604,233)     (7,181,418)
                                         --------------------------------------------------------------
 Net increase (decrease) ..............     493,899   $    5,315,893           726,672   $   8,661,494
                                         --------------------------------------------------------------

                                         --------------------------------------------------------------
                                            FRANKLIN CONNECTICUT               FRANKLIN DOUBLE
                                                  TAX-FREE                         TAX-FREE
                                                 INCOME FUND                      INCOME FUND
                                         --------------------------------------------------------------
                                           SHARES        AMOUNT             SHARES         AMOUNT
                                         --------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2004
 Shares sold ..........................   2,373,240   $   26,111,250         4,544,617   $  53,808,605
 Shares issued in reinvestment of
  distributions .......................     572,407        6,290,430           634,766       7,509,425
 Shares redeemed ......................  (4,184,405)     (45,850,400)       (3,376,545)    (39,800,420)
                                         --------------------------------------------------------------
 Net increase (decrease) ..............  (1,238,758)  $  (13,448,720)        1,802,838   $  21,517,610
                                         --------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ..........................   4,088,355   $   44,680,001         4,925,595   $  57,804,023
 Shares issued in reinvestment of
  distributions .......................     576,274        6,287,856           530,164       6,224,833
 Shares redeemed ......................  (3,976,574)     (43,376,637)       (2,968,352)    (34,847,889)
                                         --------------------------------------------------------------
 Net increase (decrease) ..............     688,055   $    7,591,220         2,487,407   $  29,180,967
                                         --------------------------------------------------------------
CLASS C SHARES:
Year ended February 29, 2004
 Shares sold ..........................     554,560   $    6,101,720         1,587,295   $  18,884,441
 Shares issued in reinvestment of
  distributions .......................     106,841        1,179,391            77,046         914,123
 Shares redeemed ......................    (976,503)     (10,691,404)         (484,030)     (5,723,868)
                                         --------------------------------------------------------------
 Net increase (decrease) ..............    (315,102)  $   (3,410,293)        1,180,311   $  14,074,696
                                         --------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ..........................   1,190,156   $   13,001,797         1,217,735   $  14,359,255
 Shares issued in reinvestment of
  distributions .......................     114,999        1,260,187            39,146         461,479
 Shares redeemed ......................    (669,302)      (7,362,419)         (205,889)     (2,419,656)
                                         --------------------------------------------------------------
 Net increase (decrease) ..............     635,853   $    6,899,565         1,050,992   $  12,401,078
                                         --------------------------------------------------------------







                                                             Annual Report | 191

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        --------------------------------------------------------------
                                               FRANKLIN FEDERAL                  FRANKLIN FEDERAL
                                          INTERMEDIATE-TERM TAX-FREE           LIMITED-TERM TAX-FREE
                                                  INCOME FUND                       INCOME FUND
                                        --------------------------------------------------------------
                                            SHARES         AMOUNT              SHARES        AMOUNT
                                        --------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2004 a
 Shares sold ........................     17,039,206  $   196,412,368        3,084,547  $  30,994,328
 Shares issued in reinvestment of
  distributions .....................        864,153        9,965,937            5,355         54,054
 Shares redeemed ....................    (11,010,241)    (126,471,465)        (691,347)    (6,967,146)
                                        --------------------------------------------------------------
 Net increase (decrease) ............      6,893,118  $    79,906,840        2,398,555  $  24,081,236
                                        --------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ........................     17,062,285  $   192,289,192
 Shares issued in reinvestment of
  distributions .....................        692,108        7,792,982
 Shares redeemed ....................     (7,499,753)     (84,532,914)
                                        ------------------------------
 Net increase (decrease) ............     10,254,640  $   115,549,260
                                        ------------------------------
CLASS C SHARES:
Period ended February 29, 2004 b
 Shares sold ........................      1,004,690  $    11,462,123
 Shares issued in reinvestment of
  distributions .....................          8,570           99,271
 Shares redeemed ....................        (63,247)        (725,910)
                                        ------------------------------
 Net increase (decrease) ............        950,013  $    10,835,484
                                        ------------------------------

                                        --------------------------------------------------------------
                                              FRANKLIN HIGH YIELD              FRANKLIN NEW JERSEY
                                                   TAX-FREE                         TAX-FREE
                                                 INCOME FUND                      INCOME FUND
                                        --------------------------------------------------------------
                                            SHARES         AMOUNT             SHARES         AMOUNT
                                        --------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2004
 Shares sold ........................     45,915,940   $  481,986,570        8,135,000  $  97,682,596
 Shares issued in reinvestment of
  distributions .....................     11,809,635      123,756,632        1,666,071     20,017,987
 Shares redeemed ....................    (58,066,409)    (606,569,034)     (10,189,229)  (121,845,561)
                                        --------------------------------------------------------------
 Net increase (decrease) ............       (340,834)  $     (825,832)        (388,158) $  (4,144,978)
                                        --------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ........................     40,094,442   $  419,496,057       10,495,503  $ 124,602,465
 Shares issued in reinvestment of
  distributions .....................     11,604,443      121,186,423        1,645,953     19,539,292
 Shares redeemed ....................    (67,637,602)    (706,224,531)      (9,159,046)  (108,773,192)
                                        --------------------------------------------------------------
 Net increase (decrease) ............    (15,938,717)  $ (165,542,051)       2,982,410  $  35,368,565
                                        --------------------------------------------------------------





192 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     ---------------------------------------------------------------
                                         FRANKLIN HIGH YIELD                 FRANKLIN NEW JERSEY
                                              TAX-FREE                            TAX-FREE
                                             INCOME FUND                         INCOME FUND
                                     ---------------------------------------------------------------
                                         SHARES       AMOUNT               SHARES          AMOUNT
                                     ---------------------------------------------------------------
CLASS B SHARES:
Year ended February 29, 2004
 Shares sold ......................   4,708,755    $ 49,618,591           1,402,778    $ 16,966,765
 Shares issued in reinvestment of
  distributions ...................     595,624       6,279,212             157,812       1,905,305
 Shares redeemed ..................  (2,456,024)    (25,816,685)           (652,919)     (7,843,962)
                                     ---------------------------------------------------------------
 Net increase (decrease) ..........   2,848,355    $ 30,081,118             907,671    $ 11,028,108
                                     ---------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ......................   5,204,586    $ 54,751,295           2,785,221    $ 33,247,871
 Shares issued in reinvestment of
  distributions ...................     507,168       5,321,949             115,151       1,375,024
 Shares redeemed ..................  (1,930,931)    (20,257,329)           (338,035)     (4,034,980)
                                     ---------------------------------------------------------------
 Net increase (decrease) ..........   3,780,823    $ 39,815,915           2,562,337    $ 30,587,915
                                     ---------------------------------------------------------------
CLASS C SHARES:
Year ended February 29, 2004
 Shares sold ......................  10,121,982    $107,220,157           2,573,609    $ 31,154,172
 Shares issued in reinvestment of
  distributions ...................   1,456,622      15,401,856             217,959       2,636,336
 Shares redeemed ..................  (8,144,304)    (85,942,821)         (2,001,064)    (24,102,935)
                                     ---------------------------------------------------------------
 Net increase (decrease) ..........   3,434,300    $ 36,679,192             790,504    $  9,687,573
                                     ---------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ......................   7,331,785    $ 77,373,623           3,032,271    $ 36,327,461
 Shares issued in reinvestment of
  distributions ...................   1,399,997      14,744,649             191,482       2,288,798
 Shares redeemed ..................  (7,516,595)    (79,183,123)         (1,145,069)    (13,682,562)
                                     ---------------------------------------------------------------
 Net increase (decrease) ..........   1,215,187    $ 12,935,149           2,078,684    $ 24,933,697
                                     ---------------------------------------------------------------

                                     ---------------------------------------------------------------
                                              FRANKLIN OREGON                FRANKLIN PENNSYLVANIA
                                                 TAX-FREE                          TAX-FREE
                                                INCOME FUND                       INCOME FUND
                                     ---------------------------------------------------------------
                                           SHARES        AMOUNT              SHARES        AMOUNT
                                     ---------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2004
 Shares sold ......................       5,072,675   $  59,385,944         7,437,800  $ 77,974,452
 Shares issued in reinvestment of
  distributions ...................       1,255,455      14,705,775         1,686,506    17,700,608
 Shares redeemed ..................      (7,778,597)    (90,721,084)       (8,883,382)  (92,905,959)
                                     ---------------------------------------------------------------
 Net increase (decrease) ..........      (1,450,467)  $ (16,629,365)          240,924  $  2,769,101
                                     ---------------------------------------------------------------
Year ended February 28, 2003
 Shares sold ......................       6,811,964   $  78,662,445         8,220,702  $ 85,008,670
 Shares issued in reinvestment of
  distributions ...................       1,253,238      14,463,503         1,650,772    17,039,579
 Shares redeemed ..................      (4,797,817)    (55,280,429)       (6,882,151)  (71,022,075)
                                     ---------------------------------------------------------------
 Net increase (decrease) ..........       3,267,385   $  37,845,519         2,989,323  $ 31,026,174
                                     ---------------------------------------------------------------





                                                             Annual Report | 193

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         -----------------------------------------------------------
                                              FRANKLIN OREGON                FRANKLIN PENNSYLVANIA
                                                 TAX-FREE                          TAX-FREE
                                                INCOME FUND                       INCOME FUND
                                         -----------------------------------------------------------
                                           SHARES        AMOUNT              SHARES        AMOUNT
                                         -----------------------------------------------------------
CLASS B SHARES:
Year ended February 29, 2004
 Shares sold ..........................                                    1,603,965   $ 16,892,699
 Shares issued in reinvestment of
  distributions .......................                                      104,293      1,097,423
 Shares redeemed ......................                                     (474,513)    (4,962,817)
                                                                          --------------------------
 Net increase (decrease) ..............                                    1,233,745   $ 13,027,305
                                                                          --------------------------
Year ended February 28, 2003
 Shares sold ..........................                                    1,950,230   $ 20,216,053
 Shares issued in reinvestment of
  distributions .......................                                       64,904        673,131
 Shares redeemed ......................                                     (136,157)    (1,418,378)
                                                                          --------------------------
 Net increase (decrease) ..............                                    1,878,977   $ 19,470,806
                                                                          --------------------------
CLASS C SHARES:
Year ended February 29, 2004
 Shares sold ..........................   1,202,251   $ 14,208,193         1,805,858   $ 19,082,893
 Shares issued in reinvestment of
  distributions .......................     167,648      1,980,055           184,442      1,948,269
 Shares redeemed ......................  (1,130,336)   (13,283,776)       (1,454,355)   (15,320,663)
                                         -----------------------------------------------------------
 Net increase (decrease) ..............     239,563   $  2,904,472           535,945   $  5,710,499
                                         -----------------------------------------------------------
Year ended February 28, 2003
 Shares sold ..........................   2,142,866   $ 24,990,581         2,329,651   $ 24,259,074
 Shares issued in reinvestment of
  distributions .......................     149,742      1,742,390           164,679      1,711,336
 Shares redeemed ......................    (751,284)    (8,751,762)         (824,070)    (8,562,878)
                                         -----------------------------------------------------------
 Net increase (decrease) ..............   1,541,324   $ 17,981,209         1,670,260   $ 17,407,532
                                         -----------------------------------------------------------

a For the period September 2, 2003 (effective date) to February 29, 2004 for the
  Franklin Federal Limited-Term Tax-Free Income Fund. bFor the period July 1, 2003 (effective date) to February 29, 2004.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

------------------------------------------------------------------------------------------
  ENTITY                                                           AFFILIATION
------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                                Investment manager
  Franklin Templeton Services LLC (FT Services)                    Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)              Principal underwriter
  Franklin/Templeton Investor Services LLC (Investor Services)     Transfer agent








194 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of the Funds as follows:

-------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------------
         .625%          First $100 million
         .500%          Over $100 million, up to and including $250 million
         .450%          In excess of $250 million

The Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

-------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------------
         .500%          First $100 million
         .450%          Over $100 million, up to and including $250 million
         .425%          Over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.

The Franklin Federal Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of .20% per year of the average daily net assets of the fund.

Advisers and FT Services agreed in advance to waive management and administrative fees, respectively, and assume payment of other expenses of the Franklin Federal Limited-Term Tax-Free Income Fund, as noted in the Statement of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan.

The Franklin Federal Limited-Term Tax-Free Income Fund reimburses Distributors up to .15% per year of its average daily net assets for costs incurred in marketing the fund's shares under a Rule 12b-1 plan.








                                                             Annual Report | 195

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Distributors has advised the Funds it received (paid) net commissions from (on) sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                              --------------------------------------------------------
                                                FRANKLIN       FRANKLIN      FRANKLIN      FRANKLIN
                                                 ARIZONA       COLORADO     CONNECTICUT     DOUBLE
                                                TAX-FREE       TAX-FREE      TAX-FREE      TAX-FREE
                                               INCOME FUND    INCOME FUND   INCOME FUND   INCOME FUND
                                              --------------------------------------------------------
Net commissions received (paid) ............     $(137,576)     $(56,253)      $(37,803)     $(86,127)
Contingent deferred sales charges ..........     $  41,810      $ 34,264       $ 11,985      $ 23,177

                                              --------------------------------------------------------
                                                FRANKLIN       FRANKLIN
                                                 FEDERAL        FEDERAL      FRANKLIN      FRANKLIN
                                              INTERMEDIATE-  LIMITED-TERM   HIGH-YIELD    NEW JERSEY
                                              TERM TAX-FREE    TAX-FREE      TAX-FREE      TAX-FREE
                                               INCOME FUND    INCOME FUND   INCOME FUND   INCOME FUND
                                              --------------------------------------------------------
Net commissions received (paid) ............      $(78,110)     $    --    $(1,855,790)    $(689,807)
Contingent deferred sales charges ..........      $ 29,297      $    --    $   462,144     $ 157,851

                                              ----------------------------
                                                FRANKLIN       FRANKLIN
                                                 OREGON      PENNSYLVANIA
                                                TAX-FREE       TAX-FREE
                                               INCOME FUND    INCOME FUND
                                              ----------------------------
Net commissions received (paid) ............       $35,502     $(465,893)
Contingent deferred sales charges ..........       $38,868     $  89,904

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                                              --------------------------------------------------------
                                                FRANKLIN       FRANKLIN      FRANKLIN      FRANKLIN
                                                 ARIZONA       COLORADO     CONNECTICUT     DOUBLE
                                                TAX-FREE       TAX-FREE      TAX-FREE      TAX-FREE
                                               INCOME FUND    INCOME FUND   INCOME FUND   INCOME FUND
                                              --------------------------------------------------------
Transfer agent fees ........................      $227,801      $117,769        $96,102      $134,679

                                              --------------------------------------------------------
                                                FRANKLIN       FRANKLIN
                                                 FEDERAL        FEDERAL      FRANKLIN      FRANKLIN
                                              INTERMEDIATE-  LIMITED-TERM   HIGH-YIELD    NEW JERSEY
                                              TERM TAX-FREE    TAX-FREE      TAX-FREE      TAX-FREE
                                               INCOME FUND    INCOME FUND   INCOME FUND   INCOME FUND
                                              --------------------------------------------------------
Transfer agent fees ........................      $114,023        $1,593     $1,810,332      $319,368

                                              ----------------------------
                                                FRANKLIN       FRANKLIN
                                                 OREGON      PENNSYLVANIA
                                                TAX-FREE       TAX-FREE
                                               INCOME FUND    INCOME FUND
                                              ----------------------------
Transfer agent fees ........................      $189,907      $349,464







196 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES

At February 29, 2004, the following funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                         ---------------------------------------------
                                                              FRANKLIN       FRANKLIN      FRANKLIN
                                                               ARIZONA       COLORADO     CONNECTICUT
                                                              TAX-FREE       TAX-FREE      TAX-FREE
                                                             INCOME FUND    INCOME FUND   INCOME FUND
                                                         ---------------------------------------------
Capital loss carryovers expiring in:
 2005 ...................................................   $         --   $        --    $   322,502
 2008 ...................................................        164,843     1,416,851      2,457,013
 2009 ...................................................         46,061     1,524,288        427,481
 2011 ...................................................        144,775        81,665         53,698
 2012 ...................................................     20,652,167     4,695,674      3,034,219
                                                         ---------------------------------------------
                                                            $ 21,007,846   $ 7,718,478    $ 6,294,913
                                                         ---------------------------------------------


                                                         ---------------------------------------------
                                                            FRANKLIN
                                                             FEDERAL        FRANKLIN       FRANKLIN
                                                          INTERMEDIATE-    HIGH-YIELD     NEW JERSEY
                                                          TERM TAX-FREE     TAX-FREE       TAX-FREE
                                                           INCOME FUND     INCOME FUND    INCOME FUND
                                                         ---------------------------------------------
Capital loss carryovers expiring in:
 2005 ...................................................  $    99,478   $          --    $        --
 2006 ...................................................       95,778              --             --
 2008 ...................................................      314,284      37,171,665             --
 2009 ...................................................    1,207,419      73,985,675        368,869
 2010 ...................................................      614,893      63,519,381             --
 2011 ...................................................           --     131,377,453             --
 2012 ...................................................    2,156,839      50,621,589      2,933,869
                                                         ---------------------------------------------
                                                           $ 4,488,691   $ 356,675,763    $ 3,302,738
                                                         ---------------------------------------------


                                                          ---------------------------
                                                            FRANKLIN      FRANKLIN
                                                             OREGON     PENNSYLVANIA
                                                            TAX-FREE      TAX-FREE
                                                           INCOME FUND   INCOME FUND
                                                          ---------------------------
Capital loss carryovers expiring in:
 2008 ................................................... $ 2,272,755    $ 1,499,688
 2009 ...................................................     966,007      3,680,545
 2010 ...................................................   1,860,003      4,726,279
 2012 ...................................................   2,455,722             --
                                                          ---------------------------
                                                          $ 7,554,487    $ 9,906,512
                                                          ---------------------------

On February 29, 2004, the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund had expired capital loss carryovers of $46,957 and $803,112, respectively, which were reclassified to paid-in capital.








                                                             Annual Report | 197

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At February 29, 2004, the following funds have deferred capital losses occurring subsequent to October 31, 2003. For tax purposes, such losses will be reflected in the year ending February 28, 2005.

                                ----------------------------------------
                                                             FRANKLIN
                                 FRANKLIN      FRANKLIN       FEDERAL
                                  ARIZONA     CONNECTICUT  INTERMEDIATE-
                                 TAX-FREE      TAX-FREE    TERM TAX-FREE
                                INCOME FUND   INCOME FUND   INCOME FUND
                                ----------------------------------------
                                   $949,896      $702,739      $284,307

                                ----------------------------------------
                                 FRANKLIN      FRANKLIN      FRANKLIN
                                HIGH-YIELD    NEW JERSEY      OREGON
                                 TAX-FREE      TAX-FREE      TAX-FREE
                                INCOME FUND   INCOME FUND   INCOME FUND
                                ----------------------------------------
                                $28,434,900      $105,248      $285,673

The tax character of distributions paid during the years ended February 29, 2004 and February 28, 2003, was as follows:

                                       ---------------------------------------------------------------
                                            FRANKLIN ARIZONA                   FRANKLIN COLORADO
                                          TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                       ---------------------------------------------------------------
                                           2004           2003                2004          2003
                                       ---------------------------------------------------------------
Distributions paid from -
 tax exempt income ..................  $ 44,305,450   $ 46,250,961       $  16,685,871   $ 17,466,007
                                       ---------------------------------------------------------------

                                       ---------------------------------------------------------------
                                          FRANKLIN CONNECTICUT                  FRANKLIN DOUBLE
                                          TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                       ---------------------------------------------------------------
                                           2004           2003                2004          2003
                                       ---------------------------------------------------------------
Distributions paid from:
 Tax exempt income ..................  $ 13,685,729   $ 14,503,398       $  14,005,112   $ 12,661,733
 Long term capital gain .............            --             --             912,014             --
                                       ---------------------------------------------------------------
                                       $ 13,685,729   $ 14,503,398       $  14,917,126   $ 12,661,733
                                       ---------------------------------------------------------------





198 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)


                                    ------------------------------------------------------
                                          FRANKLIN FEDERAL              FRANKLIN FEDERAL
                                          INTERMEDIATE-TERM               LIMITED-TERM
                                        TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                    ------------------------------------------------------
                                        2004           2003                  2004 A
                                    ------------------------------------------------------
Distributions paid from -
 tax exempt income ...............  $ 15,691,581   $ 12,306,438             $98,401
                                    ------------------------------------------------------

                                    -----------------------------------------------------------------
                                          FRANKLIN HIGH YIELD                 FRANKLIN NEW JERSEY
                                         TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                    -----------------------------------------------------------------
                                         2004            2003                2004            2003
                                    -----------------------------------------------------------------
Distributions paid from -
 tax exempt income ...............  $ 286,849,658   $  293,376,908       $ 41,716,474   $  41,310,749
                                    -----------------------------------------------------------------

                                    ---------------------------------------------------------------
                                           FRANKLIN OREGON                 FRANKLIN PENNSYLVANIA
                                        TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                    ---------------------------------------------------------------
                                        2004           2003                2004           2003
                                    ---------------------------------------------------------------
Distributions paid from -
 tax exempt income ...............  $ 27,611,831   $ 27,685,621        $ 37,295,172   $ 37,569,528
                                    ---------------------------------------------------------------

a For the period September 2, 2003 (effective date) to February 29, 2004 for the
  Franklin Federal Limited-Term Tax-Free Income Fund.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, bond discounts, and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures, and bond discounts.








                                                             Annual Report | 199

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At February 29, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income and undistributed long term capital gains for income tax purposes were as follows:


                                                    --------------------------------------------------
                                                         FRANKLIN         FRANKLIN        FRANKLIN
                                                          ARIZONA         COLORADO       CONNECTICUT
                                                         TAX-FREE         TAX-FREE        TAX-FREE
                                                        INCOME FUND      INCOME FUND     INCOME FUND
                                                    --------------------------------------------------
Cost of investments ................................  $  891,340,812   $ 346,188,684   $  291,749,114
                                                    --------------------------------------------------
Unrealized appreciation ............................  $   69,617,198   $  31,030,917   $   20,062,797
Unrealized depreciation ............................      (6,651,433)             --       (2,182,963)
                                                    --------------------------------------------------
Net unrealized appreciation (depreciation) .........  $   62,965,765   $  31,030,917   $   17,879,834
                                                    --------------------------------------------------

Distributable earnings-undistributed tax exempt
 income ............................................  $       53,458   $     370,219   $       42,728
                                                    --------------------------------------------------

                                                    --------------------------------------------------
                                                      FRANKLIN      FRANKLIN FEDERAL  FRANKLIN FEDERAL
                                                       DOUBLE       INTERMEDIATE-TERM   LIMITED-TERM
                                                      TAX-FREE          TAX-FREE          TAX-FREE
                                                     INCOME FUND       INCOME FUND       INCOME FUND
                                                    --------------------------------------------------
Cost of investments ..............................  $ 318,947,492      $ 432,588,784    $  24,777,543
                                                    --------------------------------------------------
Unrealized appreciation ..........................  $  21,595,385      $  28,324,598    $     195,250
Unrealized depreciation ..........................       (661,963)          (185,268)          (2,444)
                                                    --------------------------------------------------
Net unrealized appreciation (depreciation) .......  $  20,933,422      $  28,139,330    $     192,806
                                                    --------------------------------------------------

Undistributed tax exempt income ..................  $      83,789      $      68,817    $      35,906
Undistributed long term capital gains ............        590,492                 --               --
                                                    --------------------------------------------------
Distributable earnings ...........................  $     674,281      $      68,817    $      35,906
                                                    --------------------------------------------------

                                                    --------------------------------------------------
                                                        FRANKLIN         FRANKLIN         FRANKLIN
                                                       HIGH YIELD       NEW JERSEY         OREGON
                                                        TAX-FREE         TAX-FREE         TAX-FREE
                                                       INCOME FUND      INCOME FUND      INCOME FUND
                                                    --------------------------------------------------
Cost of investments ..............................  $ 5,059,860,045   $  899,110,073   $  585,662,218
                                                    --------------------------------------------------
Unrealized appreciation ..........................  $   376,015,526   $   71,070,711   $   42,960,306
Unrealized depreciation ..........................     (104,211,942)      (1,403,680)        (797,618)
                                                    --------------------------------------------------
Net unrealized appreciation (depreciation) .......  $   271,803,584   $   69,667,031   $   42,162,688
                                                    --------------------------------------------------

Undistributed tax exempt income ..................  $     7,002,516   $      814,945   $    1,484,970
Undistributed ordinary income ....................           20,553               --               --
                                                    --------------------------------------------------
Distributable earnings ...........................  $     7,023,069   $      814,945   $    1,484,970
                                                    --------------------------------------------------









200 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                                                  --------------
                                                                     FRANKLIN
                                                                   PENNSYLVANIA
                                                                     TAX-FREE
                                                                    INCOME FUND
                                                                  --------------
Cost of investments ............................................   $792,777,617
                                                                  --------------
Unrealized appreciation ........................................   $ 60,998,657
Unrealized depreciation ........................................       (434,228)
                                                                  --------------
Net unrealized appreciation (depreciation) .....................   $ 60,564,429
                                                                  --------------
Distributable earnings-undistributed tax exempt income .........   $    197,158
                                                                  --------------


5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended February 29, 2004, were as follows:

                                          -----------------------------------------------------------
                                           FRANKLIN        FRANKLIN       FRANKLIN        FRANKLIN
                                            ARIZONA        COLORADO      CONNECTICUT       DOUBLE
                                           TAX-FREE        TAX-FREE       TAX-FREE        TAX-FREE
                                          INCOME FUND     INCOME FUND    INCOME FUND     INCOME FUND
                                          -----------------------------------------------------------
Purchases ..........................      $151,612,494    $66,183,762     $20,900,270    $119,215,195
Sales ..............................      $163,777,382    $78,384,070     $35,837,752    $ 80,047,196

                                          -----------------------------------------------------------
                                            FRANKLIN        FRANKLIN
                                             FEDERAL         FEDERAL        FRANKLIN        FRANKLIN
                                          INTERMEDIATE-   LIMITED-TERM     HIGH-YIELD      NEW JERSEY
                                          TERM TAX-FREE     TAX-FREE        TAX-FREE        TAX-FREE
                                           INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                          -----------------------------------------------------------
Purchases ..........................      $123,353,619    $18,885,252     $434,629,598    $110,907,081
Sales ..............................      $ 35,986,457    $ 1,095,000     $465,137,765    $ 84,663,956

                                          ----------------------------
                                           FRANKLIN        FRANKLIN
                                            OREGON       PENNSYLVANIA
                                           TAX-FREE        TAX-FREE
                                          INCOME FUND     INCOME FUND
                                          ----------------------------
Purchases ..........................      $29,791,262    $168,816,969
Sales ..............................      $42,728,105    $146,333,172






                                                             Annual Report | 201

Franklin Tax-Free Trust

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 41.1% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The fund held defaulted and/or other securities for which the income has been deemed uncollectible. The fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. At February 29, 2004, the value of these securities was $5,522,893, representing .10% of the fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


7. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Funds, in addition to other entities within Franklin Templeton Investments, including the Company and other funds, have been named in shareholder class and derivative lawsuits related to the matter described above, as well as actions seeking the return of certain management and other fees to the Funds. The Funds' management believes that the claims made in the lawsuits are without merit and they intend to defend vigorously against the allegations. It is anticipated that the Funds may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.







202 | Annual Report

Franklin Tax-Free Trust

7. REGULATORY MATTERS (CONTINUED)

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Funds' investment adviser relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. The Funds' management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Funds is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it is committed to making the Funds or their shareholders whole, as appropriate.





                                                             Annual Report | 203

Franklin Tax-Free Trust

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting the Franklin Tax-Free Trust (hereafter referred to as the "Funds") at February 29, 2004, the results of each of their operations, the changes in each of their net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 12, 2004





204 | Annual Report

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)


Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2004. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2005, shareholders will be notified of amounts for use in preparing their 2004 income tax returns.

Under Section 852(b)(3)(C) of the Code, the Franklin Double Tax-Free Income Fund hereby designates $591,656 as a capital gain dividend for the fiscal year ended February 29, 2004.



                                                             Annual Report | 205

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (82)       Trustee        Since 1984       113                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)           Trustee        Since 1984       143                        Director, Bar-S Foods (meat packing
 One Franklin Parkway                                                                       company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (71)        Trustee        Since 1989       134                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)           Trustee        Since 1998       82                         Director, Amerada Hess Corporation
 One Franklin Parkway                                                                       (exploration and refining of oil
 San Mateo, CA 94403-1906                                                                   and gas); Beverly Enterprises, Inc.
                                                                                            (health care); H.J. Heinz Company
                                                                                            (processed foods and allied
                                                                                            products); RTI International
                                                                                            Metals, Inc. (manufacture and
                                                                                            distribution of titanium); and
                                                                                            Canadian National Railway
                                                                                            (railroad).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (74)          Trustee        Since 1984       115                        Director, The California Center for
 One Franklin Parkway                                                                       Land Recycling (redevelopment).
 San Mateo, CA 94403-1906


 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

206 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (75)          Trustee        Since 1992       142                        Director, White Mountains Insurance
 One Franklin Parkway                                                                       Group, Ltd. (holding company); Martek
 San Mateo, CA 94403-1906                                                                   Biosciences Corporation; MedImmune,
                                                                                            Inc. (biotechnology); and
                                                                                            Overstock.com (Internet services);
                                                                                            and FORMERLY, Director, MCI
                                                                                            Communication Corporation
                                                                                            (subsequently known as MCI WorldCom,
                                                                                            Inc. and WorldCom, Inc.)
                                                                                            (communications services) (1988-2002)
                                                                                            and Spacehab, Inc. (aerospace
                                                                                            services) (1994-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
--------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)       Trustee and    Since 1984       142                        None
 One Franklin Parkway            Chairman of
 San Mateo, CA 94403-1906        the Board

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
 Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63)   Trustee,       Trustee and      125                        None
 One Franklin Parkway            President and  President since
 San Mateo, CA 94403-1906        Chief          1984 and Chief
                                 Executive      Executive
                                 Officer -      Officer -
                                 Investment     Investment
                                 Management     Management
                                                since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
 Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 207

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 SHEILA AMOROSO (44)             Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (58)            Vice President Since 1986       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
 Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 RAFAEL R. COSTAS, JR. (39)      Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (43)         Vice President Since 1995       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
 Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
 Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin
 Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
 Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and
 officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)           Senior Vice    Since 2002       Not Applicable             None
 500 East Broward Blvd.          President and
 Suite 2100                      Chief Executive
 Fort Lauderdale, FL             Officer -
 33394-3091                      Finance and
                                 Administration


 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)              Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and/or director of some of the other subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
 Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


208 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)           Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
 Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory
 Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor
 Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC,
 and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc.
 and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
 Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel
 and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
 Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM (65)           Treasurer and  Since March 2004 Not Applicable             None
 One Franklin Parkway            Chief Financial
 San Mateo, CA 94403-1906        Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees,
 Runkel Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments
 (1985-2000); and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)          Vice President Since 2002       Not Applicable             Director, FTI Banque, Arch
 600 5th Avenue                                                                             Chemicals, Inc. and Lingnan
 Rockefeller Center                                                                         Foundation
 New York, NY 10048-0772

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)          Vice President Since 2000       Not Applicable             None
 One Franklin Parkway            and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments;
 and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited
 (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------





                                                             Annual Report | 209

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 THOMAS WALSH (42)               Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

  THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.



210 | Annual Report

Franklin Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention:
Proxy Group.



                                                             Annual Report | 211

                       This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5,6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia



INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 10


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04             Not part of the annual report

    [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)     One Franklin Parkway
      INVESTMENTS            San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
Franklin Tax-Free Trust



INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a current Franklin Tax-Free Trust prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, talk to your financial advisor, call us at 1-800/DIAL BEN(R) (1-800/342-5236) or visit franklintempleton.com. Please read the prospectus carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


TF3 A2004 04/04







ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

ITEM 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $879,601 for the fiscal year ended February 29, 2004 and $449,298 for the fiscal year ended February 28, 2003.

(b)      Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $25,733 for the fiscal year ended February 29, 2004 and $35,442 for the fiscal year ended February 28, 2003. The services for which these fees were paid included payments for internal control examination pursuant to the Statement of Auditing Standards No. 70 and other attestation services.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $378,708 for the fiscal year ended February 29, 2004 and $492,543 for the fiscal year ended February 28, 2003. The services for which these fees were paid included payments for internal control examination pursuant to the Statement of Auditing Standards No. 70 and other attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 29, 2004 and $800 for the fiscal year ended February 28, 2003. The services for which these fees were paid included payments for subscription fees.

(e) (1) The Fund's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $404,441 for the fiscal year ended February 29, 2004 and $528,785 for the fiscal year ended February 28, 2003.

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominee to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 10. CONTROLS AND PROCEDURES.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics for Principal Executive and Senior Financial Officers.

(B)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Loo-Tam, Chief Financial Officer

(B)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Loo-Tam, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    April 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    April 30, 2004


By /s/Diomedes Loo-Tam
Chief Financial Officer
Date    April 30, 2004